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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited  |  June 30, 2014

Message from the President

Unusually cold weather and raging snowstorms gripped much of the eastern United States in early 2014. The brutal weather slowed business activity and contributed to an estimated 2.9% decline in real gross domestic product during the first quarter. Fortunately, the spring and summer months brought sharp improvements in many economic indicators, including corporate earnings and labor statistics, and investors remained upbeat through most of the first half of the year.

According to Russell data, all major U.S. stock markets dipped in January, hitting a low point in early February. After that, domestic stocks advanced relatively steadily through the end of June. Several major indices and averages reached nominal record highs during the six-month reporting period. Value stocks generally outperformed growth stocks as investors moved away from economically sensitive sectors into more conservative yield-producing stocks, including utilities and real estate investment trusts (REITs).

In December 2013, the Federal Reserve announced that it would begin tapering its open-market bond purchases, widely known as quantitative easing, in January 2014. The tapering began on schedule and continued throughout the reporting period. In an ongoing effort to maximize employment and price stability, the Federal Open Market Committee maintained the federal funds target rate in a range close to zero throughout the first half of 2014. The accommodative rate posture may have contributed to lower intermediate- and long-term U.S. Treasury rates during the first half of 2014. Since bond prices tend to rise as yields decline, most major U.S. bond indices provided positive total returns for the six months ended June 30, 2014. On the other hand, since short-term U.S. Treasury yields rose slightly during the first half of the year, money market funds tended to provide zero to negative returns.

Global events, including monetary stimulus measures in the Euro zone, slowing growth in China, a consumer tax hike in Japan, Russian incursions into Ukraine and sectarian violence in Iraq all contributed to market volatility during the reporting period.

Rather than try to outguess the market at every turn, the portfolio managers of MainStay VP Portfolios focused on the assets, investment strategies and risk-management techniques available to them. By applying time-tested investment techniques, they sought to make the most of changing markets while seeking to minimize exposure to unnecessary risks.

The reports that follow provide additional information on the specific markets, securities and strategies that affected MainStay VP Portfolios during the six months ended June 30, 2014. We encourage you to use this information as part of your long-term investment planning, recognizing that past performance is no guarantee of future results.

At MainStay, we realize that you have a variety of ways you can pursue your financial goals, and we are honored that you have chosen to invest with us. By building a strong, long-term relationship with a trusted provider, you can enjoy a level of confidence that’s unlikely to be shaken by shifting markets or unexpected world events. We look forward to serving your financial needs for many years to come.

Sincerely,

Stephen P. Fisher

President

Not part of the Semiannual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

M-1

Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-479. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred-interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S.

Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index each weighted 50%.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

M-2

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	7.24%	18.81%	14.60%	7.31%	0.80%
Service Class Shares	7.11	18.51	14.32	7.03	1.05

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	11.14%	27.76%	22.97%	10.17%
Balanced Composite Index[3]	7.65	17.42	15.47	8.26
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	2.48	3.11	4.23	4.36
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	5.24	17.72	13.65	7.10

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,072.40	$3.91	$1,021.00	$3.81

Service Class Shares	$1,000.00	$1,071.10	$5.19	$1,019.80	$5.06

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.76% for Initial Class and 1.01% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-5

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.50%, due 4/15/16–5/15/24
2.	iShares Intermediate Government / Credit Bond Fund
3.	Vanguard Mid-Cap Value
4.	Federal Home Loan Mortgage Corporation, 0.75%–2.375%, due 9/10/15–1/13/22
5.	Bank of America Corp.
6.	Federal National Mortgage Association, 0.375%–1.75%, due 3/16/15–6/20/19
7.	iShares Russell 1000 Value Index Fund
8.	Goldman Sachs Group, Inc. (The)
9.	Morgan Stanley
10.	Cigna Corp.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Balanced Portfolio returned 7.24% for Initial Class shares and 7.11% for Service Class shares. Over the same period, both share classes underperformed the 11.14% return of the Russell Midcap® Value Index,1 which is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2014, both share classes underperformed the 7.65% return of the Balanced Composite Index,1 which is a secondary benchmark of the Portfolio, and outperformed the 2.48% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the 5.24% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

As of May 1, 2014, certain of the Portfolio’s portfolio managers transitioned from an unincorporated division within New York Life Investments2 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated May 1, 2013.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The underlying stock-selection model faced challenges in the first quarter of 2014 because of weakness in valuation factors early on in the year. The model’s performance improved in the second quarter, when valuation factors—operating cash flow factors in particular—rebounded. Unfortunately, this turnaround failed to fully offset the earlier weakness. Price momentum factors, which seek to identify market trends, had a challenging time during the second quarter, as conflicting risk themes affected market dynamics. On the one hand, market leadership was driven by utilities and other yield-heavy stocks.

On the other hand, certain low-quality and high-beta market segments also rallied, as investors sought to add risk in a low-volatility environment.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

In the equity portion of the Portfolio, the strongest positive sector contributions to the Portfolio’s relative performance came from industrials, followed by information technology. (Contributions take weightings and total returns into account.) Stock selection was the primary driver in both sectors. An overweight position in the energy sector also helped from an allocation standpoint, as the sector’s return significantly outpaced that of the Russell Midcap® Value Index. The sectors that detracted the most from relative performance in the equity portion of the Portfolio were financials, consumer discretionary and materials. While unfavorable stock selection was the primary reason for the weakness in all three sectors, an underweight position in the financials sector helped offset some of the weak stock selection in the sector.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Portfolio was semiconductor company Micron Technology, followed by rail car manufacturer Trinity Industries and low-cost air carrier Southwest Airlines. All three were relatively large positions in the equity portion of the Portfolio because of their weight in the Russell Midcap® Value Index and their return potential, and each stock outperformed the benchmark during the reporting period.

In the equity portion of the Portfolio, the greatest detractors in terms of absolute performance were specialty retailers Best Buy (consumer electronics) and GameStop (video games) and Cliffs Natural Resources (mining). The Portfolio held an overweight position relative to the Russell Midcap® Value Index in Best Buy at the beginning of the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.

M-7

Unfortunately, the stock price declined when the company announced disappointing holiday-season results. The Portfolio sold shares of Best Buy by March to the lowest holding the stock-selection model would allow. GameStop also suffered from slow holiday sales. What’s more, the company faced threats from digital game channels and attempts by mass-market retailers such as Wal-Mart Stores to capture market share. The Portfolio sold out of GameStop by March, when our model no longer deemed the stock attractive. Cliffs Natural Resources also represented a relatively large position in January 2014, but the equity portion of the Portfolio sold shares in February and liquidated its entire long position in March, as the company’s return potential diminished.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased a large position in managed health company Cigna in May and June of 2014 because of the stock’s attractive valuation and improving momentum scores. The equity portion of the Portfolio also initiated a position in electric utility Entergy in February because of the stock’s improving valuation readings. As the stock’s momentum scores improved, we built a significant overweight position in Entergy.

The equity portion of the Portfolio held a relatively large position in a cardiovascular device maker Boston Scientific Corp. in January 2014. As the company’s expected return deteriorated and momentum and valuation scores weakened, we trimmed holdings in the stock throughout the reporting period. The equity portion of the Portfolio sold out of its entire position in agricultural products wholesaler Bunge Ltd. in June, on the basis of weak valuation and sentiment readings.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, the most substantial sector weighting increase relative to the Russell Midcap® Value Index during the reporting period was in energy. We moved from a modestly overweight position to a substantially overweight position in the sector. The increase mostly resulted from purchases among oil & gas exploration & production companies. Purchases in airlines and aerospace & defense industries also shifted the equity portion of the Portfolio from a neutral position to an overweight position in the industrials sector.

In the equity portion of the Portfolio, consumer discretionary saw the most substantial decrease in relative sector weighting, as we gradually moved from an overweight position to a modestly underweight position. The decrease occurred as the equity portion of the Portfolio reduced its positions in certain specialty retailers and media companies. In the materials sector, the equity portion of the Portfolio sold shares of steel, specialty chemical, and paper products companies. These sales caused an already underweight position in the materials sector to become more substantially underweight.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the equity portion of the Portfolio was most substantially overweight in the energy sector, followed by industrials and telecommunications. As of the same date, the equity portion of the Portfolio’s most significantly underweight sector relative to the Russell Midcap® Value Index was financials, followed by utilities and materials.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio had overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in the corporate, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. On a relative basis, the corporate bond sector was the best-performing sector in the fixed-income portion of the Portfolio during the reporting period. Overweight positions in asset-backed securities and commercial mortgage-backed securities were also accretive to performance. During the second half of the reporting period, the positive excess return of the fixed-income portion of the Portfolio relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index was driven by the overweight position in U.S. corporate bonds, particularly the banking component of the financial subsector.

During the reporting period, how was performance materially affected by investments in derivatives in the fixed-income portion of the Portfolio?

During the reporting period, the fixed-income portion of the Portfolio limited its use of derivatives to

M-8	MainStay VP Balanced Portfolio

U.S. Treasury futures used to keep duration3 in line with the Manager’s target. Generally speaking, the U.S. Treasury futures had a slightly negative impact on performance during the reporting period.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio maintained a shorter duration than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This positioning had a slightly negative impact on the performance of the fixed-income portion of the Portfolio during the reporting period. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was 3.68 years, compared to 3.96 years for the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained core overweight positions among corporate bonds, commercial mortgage-backed securities and asset-backed securities throughout the reporting period. In the first half of the reporting period, we slightly increased our overweight position in the corporate bond sector to take advantage of the attractive new issue calendar. Toward the end of the reporting period, the fixed-income portion of the Portfolio marginally reduced its overweight position in corporate bonds because of richer valuations within the sector. Throughout the reporting period, we added to our overweight in the commercial mortgage-backed securities sector because of strong fundamentals and favorable supply technicals. During this time we slightly increased our allocation to asset-backed securities as we sought to improve the yield profile of the fixed-income portion of the Portfolio.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, an overweight position in the corporate bond sector made the strongest positive contribution to the performance of the fixed-

income portion of the Portfolio. Within the corporate bond sector, overweight positions in the financial, industrial and utility subsectors were the main drivers of outperformance of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Positioning among asset-backed securities and commercial mortgage-backed securities was also accretive to performance during the reporting period. The fixed-income portion of the Portfolio held an underweight position in the noncorporate subsector. This position detracted from performance during the reporting period. Duration positioning, along with an underweight position in U.S. Treasury securities, also had an adverse impact on performance during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made purchases and sales as described above when the asset allocation of the Portfolio was modified.

The most significant purchases and sales occurred in the corporate bond sector. In the banking subcomponent, we purchased bonds of Intesa Sanpaolo S.p.A. and Santander UK PLC, which in our opinion were companies that represented good relative value. These purchases gradually added to performance during the reporting period. Toward the end of the reporting period, we sold the Intesa Sanpaolo position to capitalize on the spread tightening that had occurred while the Portfolio held the bonds.

Early in the reporting period, we purchased bonds of Puget Energy, as we expected that the bonds would soon be upgraded to investment grade by Moody’s. This decision added to performance as Puget Energy was upgraded to investment grade toward the middle of the reporting period. Shortly after the upgrade, we sold the position.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio had overweight allocations to the financial, industrial and utility components of the corporate bond sector. During the first half of the reporting period, these weightings were increased to take advantage of the attractive

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-9

new issue calendar. Toward the end of the reporting period, tighter valuations led us to modestly reduce our overweight in the corporate bond sector. Throughout the reporting period we added to our overweight in the commercial mortgage-backed securities sector. The majority of the increase was done during the first quarter of 2014. Throughout the reporting period, we decreased our weighting in U.S. Treasury securities to fund our purchases among spread assets.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the fixed-income portion of the Portfolio was positioned with overweight allocations to spread assets. The overweight to spread assets was offset by an underweight in U.S. Treasury securities. As of the same date, the largest overweight allocation within spread assets was within the corporate bond sector. As of June 30, 2014, the overall duration of the fixed-income portion of the Portfolio was slightly shorter than the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 32.2%† Asset-Backed Securities 2.1%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.752%, due 8/15/19 (a)(b)	$375,000	$376,045
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.622%, due 9/15/18 (a)	275,000	275,659
Series 2013-4, Class A2 0.702%, due 6/15/20 (a)	150,000	150,440
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.832%, due 9/25/18 (a)(b)	175,000	175,503

		977,647

Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.601%, due 1/7/25 (a)(b)	200,000	200,261
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	200,000	200,165

		400,426

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.582%, due 8/15/19 (a)	125,000	125,529
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.584%, due 9/10/20 (a)	150,000	150,619
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.582%, due 7/15/21 (a)	250,000	250,809

		526,957

Other ABS 1.6%
AIMCO CDO Series 2014-AA, Class A 1.763%, due 7/20/26 (a)(b)(c)	250,000	249,675
Apidos CDO Series 2013-14A, Class A 1.377%, due 4/15/25 (a)(b)	475,000	468,051
Ares CLO, Ltd. Series 2013-2A, Class A1 1.478%, due 7/28/25 (a)(b)	450,000	444,636
Babson CLO, Ltd. Series 2013-IA, Class A 1.328%, due 4/20/25 (a)(b)	450,000	445,271

	Principal Amount	Value
Other ABS (continued)
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.409%, due 5/20/25 (a)(b)	$350,000	$342,297
Carlyle Global Market Strategies Series 2014-2A, Class A 1.766%, due 5/15/25 (a)(b)(c)	250,000	249,850
Cent CLO, L.P. Series 2013-18A, Class A 1.346%, due 7/23/25 (a)(b)	375,000	370,545
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	191,191	191,362
Dryden Senior Loan Fund Series 2014-31A, Class A 1.62%, due 4/18/26 (a)(b)(c)	280,000	278,600
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.714%, due 7/15/26 (a)(b)(c)	450,000	449,437
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.693%, due 1/15/26 (a)(b)(c)	450,000	448,155
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.427%, due 1/15/25 (a)(b)	275,000	271,150
Octagon Investment Partners XVII, Ltd. Series 2013-1A, Class A1 1.569%, due 10/25/25 (a)(b)(c)	450,000	447,061
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.479%, due 2/20/25 (a)(b)	270,000	268,404
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.397%, due 4/15/25 (a)(b)	275,000	272,850

		5,197,344

Total Asset-Backed Securities (Cost $7,133,296)		7,102,374

Corporate Bonds 14.1%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	100,000	104,079
General Dynamics Corp. 2.25%, due 7/15/16	50,000	51,539
Northrop Grumman Corp. 3.25%, due 8/1/23	175,000	173,691
United Technologies Corp. 1.80%, due 6/1/17	300,000	306,420

		635,729

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-11

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 0.1%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	$150,000	$153,648
3.875%, due 9/15/21 (b)	200,000	213,172
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (b)	100,000	100,964

		467,784

Banks 5.0%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	575,000	602,154
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	300,000	307,919
♦Bank of America Corp.
2.00%, due 1/11/18	250,000	251,613
2.65%, due 4/1/19	325,000	329,420
4.00%, due 4/1/24	500,000	510,265
4.10%, due 7/24/23	650,000	674,614
5.65%, due 5/1/18	375,000	425,076
Barclays Bank PLC 3.75%, due 5/15/24	225,000	225,804
BB&T Corp.
0.885%, due 2/1/19 (a)	475,000	478,206
1.091%, due 6/15/18 (a)	275,000	279,734
1.45%, due 1/12/18	100,000	99,523
Citigroup, Inc.
3.375%, due 3/1/23	75,000	74,713
4.587%, due 12/15/15	160,000	168,663
5.375%, due 8/9/20	250,000	286,485
6.00%, due 8/15/17	100,000	113,187
6.01%, due 1/15/15	17,000	17,512
Commonwealth Bank of Australia 0.731%, due 9/20/16 (a)(b)	300,000	301,793
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	250,000	253,317
♦Goldman Sachs Group, Inc. (The)
1.324%, due 11/15/18 (a)	300,000	304,097
2.375%, due 1/22/18	600,000	609,322
3.85%, due 7/8/24	250,000	249,670
5.375%, due 3/15/20	125,000	141,597
6.00%, due 6/15/20	300,000	349,682
HSBC Bank PLC 4.125%, due 8/12/20 (b)	550,000	595,310
HSBC USA, Inc. 1.111%, due 9/24/18 (a)	100,000	101,207
Huntington Bancshares, Inc. 2.60%, due 8/2/18	650,000	661,021
ING Bank N.V. 5.80%, due 9/25/23 (b)	650,000	732,225
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	400,000	406,040

	Principal Amount	Value
Banks (continued)
JPMorgan Chase & Co. 3.375%, due 5/1/23	$700,000	$687,063
Korea Development Bank (The) 3.875%, due 5/4/17	475,000	504,969
Mizuho Bank, Ltd. 2.45%, due 4/16/19 (b)	425,000	429,119
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	600,000	632,420
♦Morgan Stanley
4.10%, due 5/22/23	575,000	583,287
4.875%, due 11/1/22	300,000	322,025
5.50%, due 1/26/20	600,000	686,741
Santander UK PLC 5.00%, due 11/7/23 (b)	975,000	1,053,030
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	400,000	399,560
Societe Generale S.A.
1.315%, due 10/1/18 (a)	275,000	275,787
2.75%, due 10/12/17	250,000	259,086
Sumitomo Mitsui Trust Bank, Ltd. 1.012%, due 9/16/16 (a)(b)	200,000	201,404
Swedbank AB 1.75%, due 3/12/18 (b)	600,000	599,170
Union Bank N.A. 0.984%, due 9/26/16 (a)	250,000	252,502
Wells Fargo & Co. 4.125%, due 8/15/23	225,000	233,731

		16,670,063

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	250,000	251,522
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	75,000	82,822
Diageo Capital PLC 1.50%, due 5/11/17	100,000	101,145
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	250,000	257,623

		693,112

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	100,000	104,839

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	500,000	491,838
Dow Chemical Co. (The) 5.70%, due 5/15/18	44,000	50,191
LYB International Finance B.V. 4.00%, due 7/15/23	400,000	419,926

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Monsanto Co. 2.75%, due 7/15/21	$150,000	$149,941
NewMarket Corp. 4.10%, due 12/15/22	400,000	399,540

		1,511,436

Computers 0.2%
Hewlett-Packard Co. 2.75%, due 1/14/19	550,000	563,947

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,820

Diversified Financial Services 0.3%
General Electric Capital Corp.
2.30%, due 4/27/17	350,000	361,500
5.50%, due 1/8/20	225,000	260,822
6.00%, due 8/7/19	225,000	266,523

		888,845

Electric 1.0%
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	102,648
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	150,000	152,541
Electricite de France 2.15%, due 1/22/19 (b)	300,000	301,692
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	500,000	505,160
GDF Suez 1.625%, due 10/10/17 (b)	150,000	150,923
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	309,421
Hydro-Quebec 2.00%, due 6/30/16	150,000	154,005
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	306,753
NextEra Energy Capital Holdings, Inc. 1.339%, due 9/1/15	550,000	554,037
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	97,098
NiSource Finance Corp. 4.45%, due 12/1/21	100,000	107,639
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	101,970
Westar Energy, Inc. 6.00%, due 7/1/14	300,000	300,000

		3,143,887

	Principal Amount	Value
Finance—Auto Loans 0.4%
American Honda Finance Corp. 0.73%, due 10/7/16 (a)	$100,000	$100,765
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	1,225,000	1,251,350

		1,352,115

Finance—Consumer Loans 0.1%
John Deere Capital Corp.
1.70%, due 1/15/20	250,000	242,693
2.80%, due 9/18/17	50,000	52,379
5.75%, due 9/10/18	75,000	87,032

		382,104

Finance—Credit Card 0.3%
American Express Co. 5.50%, due 9/12/16	250,000	274,501
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	678,885

		953,386

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
1.90%, due 11/1/15	100,000	101,727
2.35%, due 6/15/20	175,000	174,809

		276,536

Food 0.3%
Ingredion, Inc.
1.80%, due 9/25/17	75,000	75,058
4.625%, due 11/1/20	250,000	269,373
Mondelez International, Inc. 4.125%, due 2/9/16	450,000	473,207
Safeway, Inc. 3.40%, due 12/1/16	250,000	263,080

		1,080,718

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	76,991

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	51,489

Health Care—Products 0.0%‡
Zimmer Holdings, Inc. 1.40%, due 11/30/14	100,000	100,418

Insurance 1.1%
American International Group, Inc. 4.125%, due 2/15/24	400,000	421,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-13

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Assurant, Inc. 2.50%, due 3/15/18	$300,000	$302,223
Five Corners Funding Trust 4.419%, due 11/15/23 (b)	300,000	316,300
Markel Corp. 3.625%, due 3/30/23	275,000	274,356
MetLife, Inc. 1.756%, due 12/15/17	150,000	151,534
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	725,000	807,380
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	250,000	250,461
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	116,196
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	200,000	199,670
Voya Financial, Inc. 2.90%, due 2/15/18	815,000	844,535

		3,683,709

Iron & Steel 0.1%
ArcelorMittal 4.25%, due 2/25/15	100,000	101,625
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	128,569
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	204,032

		434,226

Machinery 0.1%
Caterpillar Financial Services Corp. 2.10%, due 6/9/19	200,000	200,513

Media 0.3%
COX Communications, Inc. 5.45%, due 12/15/14	64,000	65,410
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.50%, due 3/1/16	75,000	78,262
4.45%, due 4/1/24	375,000	397,622
Time Warner Cable, Inc. 4.00%, due 9/1/21	200,000	213,647
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,559

		855,500

Mining 0.6%
Barrick Gold Corp. 4.10%, due 5/1/23	725,000	721,990
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	150,000	153,631

	Principal Amount	Value
Mining (continued)
Rio Tinto Finance USA PLC 1.072%, due 6/17/16 (a)	$250,000	$252,155
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	275,000	283,531
3.50%, due 11/2/20	200,000	209,256
Yamana Gold, Inc. 4.95%, due 7/15/24 (b)	275,000	276,808

		1,897,371

Oil & Gas 0.6%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	275,000	304,578
Apache Corp. 3.625%, due 2/1/21	150,000	159,276
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	76,598
Petrobras International Finance Co.
2.875%, due 2/6/15	200,000	202,134
5.375%, due 1/27/21	500,000	521,115
Petroleos Mexicanos
3.125%, due 1/23/19 (b)	125,000	129,313
3.50%, due 1/30/23	100,000	97,650
Plains Exploration & Production Co. 6.75%, due 2/1/22	100,000	113,625
Rowan Companies., Inc. 4.75%, due 1/15/24	175,000	185,155
Total Capital International S.A. 1.55%, due 6/28/17	100,000	101,432

		1,890,876

Packaging & Containers 0.3%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	215,967
Packaging Corp of America 4.50%, due 11/1/23	650,000	696,202

		912,169

Pharmaceuticals 0.3%
Express Scripts Holding Co. 2.25%, due 6/15/19	625,000	622,386
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	142,477
Sanofi 4.00%, due 3/29/21	125,000	135,380

		900,243

Pipelines 0.3%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	396,459
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	257,486

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	$200,000	$207,608
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	164,972

		1,026,525

Real Estate 0.0%‡
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	100,000	108,139

Real Estate Investment Trusts 0.9%
American Campus Communities Operating Partnership, L.P. 4.125%, due 7/1/24	350,000	354,750
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	551,234
DDR Corp. 4.75%, due 4/15/18	355,000	386,357
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	181,590
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	172,824
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	131,106
ProLogis, L.P.
4.25%, due 8/15/23	550,000	574,128
6.625%, due 5/15/18	509,000	594,056

		2,946,045

Retail 0.0%‡
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	140,097

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	200,935

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	217,573

Telecommunications 0.6%
Orange S.A. 2.75%, due 2/6/19	225,000	230,480
Verizon Communications, Inc.
1.35%, due 6/9/17	400,000	399,866
2.00%, due 11/1/16	100,000	102,093
3.45%, due 3/15/21	375,000	387,526
5.15%, due 9/15/23	750,000	839,320

	Principal Amount	Value
Telecommunications (continued)
Vodafone Group PLC 1.25%, due 9/26/17	$100,000	$99,397

		2,058,682

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	99,625

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	141,332

Total Corporate Bonds (Cost $45,346,080)		46,717,779

Foreign Government Bonds 0.6%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	425,000	423,125
Province of Quebec 3.50%, due 7/29/20	200,000	214,038

		637,163

Sovereign 0.4%
Brazilian Government International Bond 2.625%, due 1/5/23	200,000	184,700
Italy Government International Bond 4.75%, due 1/25/16	175,000	185,904
Poland Government International Bond 5.00%, due 3/23/22	50,000	55,575
Romanian Government International Bond 4.375%, due 8/22/23 (b)	250,000	256,200
Russian Federation 3.50%, due 1/16/19 (b)	400,000	406,000
Turkey Government International Bond 6.75%, due 4/3/18	100,000	112,900

		1,201,279

Total Foreign Government Bonds (Cost $1,825,616)		1,838,442

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.302%, due 8/15/26 (a)(b)	310,992	311,232
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	208,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-15

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.201%, due 6/8/30 (a)(b)	$300,000	$301,001
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	312,579
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)(c)	200,000	206,813
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	100,000	102,455
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	129,377	139,349
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	313,029
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	217,890
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	517,439
Series 2013-C12, Class A4 4.259%, due 10/15/46	300,000	322,537
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	200,000	219,002

Total Mortgage-Backed Securities (Cost $3,171,761)		3,172,000

U.S. Government & Federal Agencies 14.4%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	200,000	199,078

♦Federal Home Loan Mortgage Corporation 0.8%
0.75%, due 1/12/18	600,000	591,023
0.875%, due 3/7/18	250,000	246,431
1.00%, due 9/27/17	75,000	74,928
1.00%, due 9/29/17	325,000	324,330
1.125%, due 5/25/18	225,000	222,392
1.20%, due 6/12/18	250,000	249,106
1.75%, due 9/10/15	300,000	305,426
2.375%, due 1/13/22	800,000	798,425

		2,812,061

	Principal Amount	Value
♦Federal National Mortgage Association 0.7%
0.375%, due 3/16/15	$400,000	$400,684
0.875%, due 10/26/17	275,000	272,982
0.875%, due 2/8/18	550,000	542,480
0.875%, due 5/21/18	250,000	245,804
1.00%, due 12/28/17	100,000	98,961
1.00%, due 2/15/18	275,000	272,429
1.125%, due 4/27/17	250,000	251,259
1.75%, due 6/20/19	250,000	250,577

		2,335,176

♦United States Treasury Notes 12.8%
0.25%, due 4/15/16	845,000	843,052
0.375%, due 5/31/16	2,300,000	2,297,935
0.50%, due 6/15/16	825,000	826,031
0.50%, due 7/31/17	200,000	197,359
0.625%, due 7/15/16	725,000	727,209
0.625%, due 8/15/16	300,000	300,727
0.625%, due 12/15/16	600,000	599,672
0.625%, due 2/15/17	725,000	723,188
0.75%, due 1/15/17	1,644,600	1,647,299
0.75%, due 3/15/17	1,500,000	1,500,000
0.875%, due 9/15/16	1,765,000	1,777,824
0.875%, due 4/15/17	1,525,000	1,528,694
0.875%, due 6/15/17	6,950,000	6,952,717
1.00%, due 5/31/18	800,000	791,313
1.25%, due 11/30/18	315,000	312,145
1.50%, due 12/31/18	1,625,000	1,625,889
1.625%, due 3/31/19	2,355,300	2,362,109
1.625%, due 4/30/19	2,325,000	2,329,359
1.625%, due 6/30/19	3,725,000	3,725,000
1.75%, due 10/31/20	2,300,000	2,267,476
2.00%, due 7/31/20	1,500,000	1,508,086
2.00%, due 9/30/20	1,400,000	1,402,625
2.00%, due 2/28/21	1,200,000	1,195,126
2.125%, due 1/31/21	791,600	795,496
2.125%, due 6/30/21	2,000,000	1,999,688
2.25%, due 7/31/18	975,000	1,010,648
2.50%, due 5/15/24	1,294,000	1,292,181

		42,538,848

Total U.S. Government & Federal Agencies (Cost $47,706,503)		47,885,163

Yankee Bond 0.0%‡ (d)
Transportation 0.0%‡
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	126,711

Total Yankee Bond (Cost $124,529)		126,711

Total Long-Term Bonds (Cost $105,307,785)		106,842,469

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 61.2%
Advertising 0.1%
Interpublic Group of Cos., Inc. (The)	20,359	$397,204

Aerospace & Defense 1.1%
Exelis, Inc.	7,543	128,080
General Dynamics Corp.	3,868	450,816
L-3 Communications Holdings, Inc.	7,915	955,736
Northrop Grumman Corp.	4,286	512,734
Raytheon Co.	5,313	490,124
Spirit AeroSystems Holdings, Inc. Class A (e)	21,341	719,192
United Technologies Corp.	3,416	394,377

		3,651,059

Agriculture 0.3%
Archer-Daniels-Midland Co.	11,542	509,117
Reynolds American, Inc.	6,668	402,414

		911,531

Airlines 0.9%
Alaska Air Group, Inc.	8,255	784,638
Copa Holdings S.A. Class A	907	129,311
Delta Air Lines, Inc.	20,350	787,952
Southwest Airlines Co.	46,449	1,247,620

		2,949,521

Apparel 0.1%
Deckers Outdoor Corp. (e)	4,944	426,816

Auto Manufacturers 0.5%
Ford Motor Co.	24,033	414,329
General Motors Co.	14,956	542,903
Oshkosh Corp.	9,890	549,191
PACCAR, Inc.	1,472	92,486

		1,598,909

Auto Parts & Equipment 0.1%
Johnson Controls, Inc.	9,425	470,590

Banks 3.1%
♦Bank of America Corp.	26,238	403,278
Bank of New York Mellon Corp.	13,197	494,624
BB&T Corp.	12,045	474,934
Capital One Financial Corp.	5,797	478,832
Citigroup, Inc.	9,652	454,609
Comerica, Inc.	24,236	1,215,678
Fifth Third Bancorp	25,139	536,718
First Republic Bank	14,374	790,426
♦Goldman Sachs Group, Inc. (The)	2,472	413,912
JPMorgan Chase & Co.	8,190	471,908
KeyCorp	73,404	1,051,879
M&T Bank Corp.	43	5,334
♦Morgan Stanley	12,769	412,822

	Shares	Value
Banks (continued)
PNC Financial Services Group, Inc.	4,689	$417,555
Popular, Inc. (e)	2,427	82,955
State Street Corp.	7,020	472,165
SunTrust Banks, Inc.	31,680	1,269,101
U.S. Bancorp	9,448	409,287
Wells Fargo & Co.	7,907	415,592

		10,271,609

Beverages 0.4%
Molson Coors Brewing Co. Class B	17,797	1,319,826

Biotechnology 0.1%
Myriad Genetics, Inc. (e)	8,860	344,831

Chemicals 1.3%
Air Products & Chemicals, Inc.	3,306	425,218
Cabot Corp.	10,904	632,323
CF Industries Holdings, Inc.	5,700	1,371,021
Dow Chemical Co. (The)	9,819	505,286
Kronos Worldwide, Inc.	2,391	37,467
Mosaic Co. (The)	18,354	907,605
PPG Industries, Inc.	2,563	538,627

		4,417,547

Commercial Services 1.3%
Aaron’s, Inc.	25,122	895,348
Apollo Education Group, Inc. (e)	17,758	554,937
Booz Allen Hamilton Holding Corp.	33,870	719,399
DeVry Education Group, Inc.	20,570	870,934
Live Nation Entertainment, Inc. (e)	18,527	457,432
R.R. Donnelley & Sons Co.	53,731	911,278

		4,409,328

Computers 2.7%
Apple, Inc.	5,670	526,913
Brocade Communications Systems, Inc.	54,412	500,590
Computer Sciences Corp.	18,992	1,200,294
DST Systems, Inc.	8,736	805,197
EMC Corp.	19,247	506,966
Hewlett-Packard Co.	15,317	515,877
Lexmark International, Inc. Class A	20,170	971,387
NetApp, Inc.	16,181	590,930
SanDisk Corp.	13,708	1,431,527
Western Digital Corp.	18,837	1,738,655

		8,788,336

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)	4,944	388,549

Distribution & Wholesale 0.0%‡
Arrow Electronics, Inc. (e)	292	17,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-17

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric 4.2%
AES Corp. (The)	84,564	$1,314,970
American Electric Power Co., Inc.	8,645	482,132
CMS Energy Corp.	17,623	548,956
Consolidated Edison, Inc.	182	10,509
Dominion Resources, Inc.	5,801	414,887
DTE Energy Co.	10,149	790,303
Duke Energy Corp.	5,604	415,761
Edison International	27,315	1,587,275
Entergy Corp.	18,389	1,509,553
Exelon Corp.	14,289	521,263
MDU Resources Group, Inc.	3,202	112,390
NextEra Energy, Inc.	4,116	421,808
Northeast Utilities	2,071	97,896
NRG Energy, Inc.	37,070	1,379,004
Pepco Holdings, Inc.	20,627	566,830
PG&E Corp.	8,702	417,870
Pinnacle West Capital Corp.	5,087	294,232
PPL Corp.	7,301	259,405
Public Service Enterprise Group, Inc.	43,455	1,772,529
Southern Co. (The)	10,482	475,673
Xcel Energy, Inc.	17,518	564,605

		13,957,851

Electrical Components & Equipment 0.5%
Emerson Electric Co.	6,831	453,305
Energizer Holdings, Inc.	9,407	1,147,936

		1,601,241

Electronics 0.6%
Agilent Technologies, Inc.	685	39,346
Jabil Circuit, Inc.	13,824	288,922
Tech Data Corp. (e)	7,756	484,905
Thermo Fisher Scientific, Inc.	3,394	400,492
Tyco International, Ltd.	10,443	476,201
Vishay Intertechnology, Inc.	14,925	231,188

		1,921,054

Engineering & Construction 0.1%
AECOM Technology Corp. (e)	5,581	179,708

Entertainment 0.2%
Dolby Laboratories, Inc. Class A (e)	5,690	245,808
Gaming and Leisure Properties, Inc.	2,837	96,373
Regal Entertainment Group Class A	16,253	342,938

		685,119

Environmental Controls 0.5%
Clean Harbors, Inc. (e)	6,347	407,795
Covanta Holding Corp.	43,135	889,012
Waste Management, Inc.	10,288	460,182

		1,756,989

	Shares	Value
Finance—Consumer Loans 0.1%
Navient Corp.	20,538	$363,728
SLM Corp.	10,412	86,524

		450,252

Finance—Credit Card 0.2%
Discover Financial Services	8,780	544,184

Finance—Investment Banker/Broker 0.4%
Charles Schwab Corp. (The)	15,558	418,977
Interactive Brokers Group, Inc. Class A	27,544	641,500
Raymond James Financial, Inc.	2,677	135,804

		1,196,281

Finance—Other Services 0.2%
CME Group, Inc.	5,486	389,232
NASDAQ OMX Group, Inc. (The)	10,790	416,710

		805,942

Food 1.3%
ConAgra Foods, Inc.	8,977	266,437
Ingredion, Inc.	8,186	614,278
Kellogg Co.	5,783	379,943
Mondelez International, Inc. Class A	13,747	517,025
Pilgrim’s Pride Corp. (e)	17,019	465,640
Safeway, Inc.	10,712	367,850
Sysco Corp.	12,278	459,811
Tyson Foods, Inc. Class A	32,998	1,238,745

		4,309,729

Forest Products & Paper 0.3%
Domtar Corp.	19,271	825,762
International Paper Co.	2,853	143,991

		969,753

Gas 0.9%
AGL Resources, Inc.	4,566	251,267
Atmos Energy Corp.	7,140	381,276
Sempra Energy	3,996	418,421
UGI Corp.	21,373	1,079,337
Vectren Corp.	20,204	858,670

		2,988,971

Hand & Machine Tools 0.1%
Regal-Beloit Corp.	3,206	251,863

Health Care—Products 0.7%
Boston Scientific Corp. (e)	3,247	41,464
CareFusion Corp. (e)	722	32,021
Covidien PLC	6,284	566,691
Hill-Rom Holdings, Inc.	21,961	911,601
Hospira, Inc. (e)	568	29,178
Medtronic, Inc.	7,528	479,986
Stryker Corp.	4,738	399,508
Zimmer Holdings, Inc.	85	8,828

		2,469,277

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Services 2.7%
Aetna, Inc.	6,675	$541,209
♦Cigna Corp.	20,776	1,910,769
Covance, Inc. (e)	4,754	406,847
DaVita HealthCare Partners, Inc. (e)	8,404	607,777
HCA Holdings, Inc. (e)	19,447	1,096,422
Health Net, Inc. (e)	19,325	802,761
Humana, Inc.	13,545	1,729,967
LifePoint Hospitals, Inc. (e)	14,579	905,356
UnitedHealth Group, Inc.	6,491	530,639
WellPoint, Inc.	4,746	510,717

		9,042,464

Home Builders 0.2%
PulteGroup, Inc.	29,544	595,607

Home Furnishing 0.3%
Harman International Industries, Inc.	4,981	535,109
Whirlpool Corp.	4,075	567,321

		1,102,430

Household Products & Wares 0.1%
Kimberly-Clark Corp.	4,101	456,113

Insurance 6.1%
ACE, Ltd.	4,407	457,006
Aflac, Inc.	7,427	462,331
Alleghany Corp. (e)	2,409	1,055,431
Allied World Assurance Co. Holdings, A.G.	11,504	437,382
Allstate Corp. (The)	8,838	518,967
American Financial Group, Inc.	6,833	406,974
American International Group, Inc.	9,510	519,056
American National Insurance Co.	2,616	298,747
Arch Capital Group, Ltd. (e)	1,330	76,395
Aspen Insurance Holdings, Ltd.	19,825	900,452
Assurant, Inc.	12,972	850,315
Assured Guaranty, Ltd.	29,954	733,873
Axis Capital Holdings, Ltd.	21,398	947,504
Berkshire Hathaway, Inc. Class B (e)	3,562	450,807
Chubb Corp. (The)	4,914	452,923
CNA Financial Corp.	12,812	517,861
Endurance Specialty Holdings, Ltd.	13,382	690,377
Everest Re Group, Ltd.	7,045	1,130,652
Fidelity National Financial, Inc. Class A	5,869	192,269
Genworth Financial, Inc. Class A (e)	18,016	313,478
Hanover Insurance Group, Inc. (The)	6,576	415,274
Hartford Financial Services Group, Inc. (The)	374	13,393
HCC Insurance Holdings, Inc.	4,143	202,758
Kemper Corp.	3,497	128,899
Lincoln National Corp.	26,283	1,351,998
Loews Corp.	9,186	404,276

	Shares	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.	7,945	$411,710
MetLife, Inc.	7,821	434,535
Old Republic International Corp.	8,981	148,546
PartnerRe, Ltd.	9,578	1,046,013
Progressive Corp. (The)	17,173	435,507
Protective Life Corp.	5,941	411,890
Prudential Financial, Inc.	5,556	493,206
RenaissanceRe Holdings, Ltd.	1,474	157,718
StanCorp Financial Group, Inc.	11,055	707,520
Travelers Companies, Inc. (The)	5,475	515,033
Unum Group	1,892	65,766
Validus Holdings, Ltd.	6,393	244,468
Voya Financial, Inc.	12,876	467,914
W.R. Berkley Corp.	11,568	535,714
White Mountains Insurance Group, Ltd.	101	61,452

		20,066,390

Internet 0.4%
AOL, Inc. (e)	13,162	523,716
Twitter, Inc. (e)	13,423	549,940
Yahoo!, Inc. (e)	11,390	400,131

		1,473,787

Investment Management/Advisory Services 0.6%
Ameriprise Financial, Inc.	3,606	432,720
Artisan Partners Asset Management, Inc. Class A	1,986	112,567
BlackRock, Inc.	1,497	478,441
Invesco, Ltd.	276	10,419
Legg Mason, Inc.	19,504	1,000,750

		2,034,897

Iron & Steel 0.2%
Nucor Corp.	551	27,137
United States Steel Corp.	20,988	546,527

		573,664

Leisure Time 0.5%
Carnival Corp.	12,965	488,132
Royal Caribbean Cruises, Ltd.	20,185	1,122,286

		1,610,418

Machinery—Construction & Mining 0.3%
Caterpillar, Inc.	4,973	540,416
Joy Global, Inc.	8,885	547,138

		1,087,554

Machinery—Diversified 0.1%
Cummins, Inc.	2,992	461,636

Media 1.5%
CBS Corp. Class B	6,608	410,621
Comcast Corp. Class A	9,895	531,164
John Wiley & Sons, Inc. Class A	15,262	924,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-19

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Media (continued)
News Corp. Class A (e)	42,026	$753,946
Sirius XM Holdings, Inc. (e)	137,468	475,639
Starz Class A (e)	1,375	40,961
Thomson Reuters Corp.	13,099	476,280
Time Warner, Inc.	6,491	455,993
Twenty-First Century Fox, Inc. Class A	11,194	393,469
Walt Disney Co. (The)	5,431	465,654

		4,928,452

Metal Fabricate & Hardware 0.0%‡
Valmont Industries, Inc.	1,031	156,661

Mining 0.7%
Alcoa, Inc.	109,892	1,636,292
Freeport-McMoRan Copper & Gold, Inc.	15,035	548,777

		2,185,069

Miscellaneous—Manufacturing 1.9%
3M Co.	3,199	458,225
Carlisle Companies, Inc.	9,644	835,363
Danaher Corp.	5,809	457,343
Dover Corp.	2,089	189,995
Eaton Corp. PLC	5,369	414,379
General Electric Co.	14,865	390,652
Harsco Corp.	5,323	141,751
Illinois Tool Works, Inc.	5,260	460,566
Ingersoll-Rand PLC	7,813	488,391
Leggett & Platt, Inc.	2,429	83,266
Parker Hannifin Corp.	595	74,809
Textron, Inc.	32,586	1,247,718
Trinity Industries, Inc.	22,717	993,187

		6,235,645

Office & Business Equipment 0.5%
Pitney Bowes, Inc.	33,801	933,584
Xerox Corp.	59,443	739,471

		1,673,055

Oil & Gas 5.5%
Anadarko Petroleum Corp.	4,987	545,927
Apache Corp.	4,904	493,440
Chesapeake Energy Corp.	48,471	1,506,479
Chevron Corp.	3,730	486,951
Cimarex Energy Co.	7,922	1,136,490
ConocoPhillips	6,477	555,273
CVR Energy, Inc.	5,037	242,733
Devon Energy Corp.	6,176	490,374
EOG Resources, Inc.	4,830	564,434
Exxon Mobil Corp.	4,506	453,664
Helmerich & Payne, Inc.	336	39,013
Hess Corp.	5,687	562,387

	Shares	Value
Oil & Gas (continued)
HollyFrontier Corp.	24,073	$1,051,749
Marathon Oil Corp.	14,054	561,036
Marathon Petroleum Corp.	5,737	447,888
Murphy Oil Corp.	8,497	564,881
Nabors Industries, Ltd.	41,997	1,233,452
Newfield Exploration Co. (e)	26,730	1,181,466
Noble Energy, Inc.	2,149	166,462
Occidental Petroleum Corp.	4,571	469,122
Patterson-UTI Energy, Inc.	27,972	977,342
PBF Energy, Inc. Class A	24,982	665,770
Phillips 66	6,110	491,427
SandRidge Energy, Inc. (e)	77,860	556,699
Unit Corp. (e)	14,046	966,786
Valero Energy Corp.	9,096	455,710
Whiting Petroleum Corp. (e)	5,214	418,424
WPX Energy, Inc. (e)	42,212	1,009,289

		18,294,668

Oil & Gas Services 0.7%
Baker Hughes, Inc.	7,289	542,666
MRC Global, Inc. (e)	3,787	107,134
National Oilwell Varco, Inc.	5,560	457,866
NOW, Inc. (e)	1,390	50,332
RPC, Inc.	6,334	148,786
Superior Energy Services, Inc.	29,651	1,071,587

		2,378,371

Pharmaceuticals 1.9%
Abbott Laboratories	10,038	410,554
Bristol-Myers Squibb Co.	8,027	389,390
Cardinal Health, Inc.	27,003	1,851,326
Eli Lilly & Co.	8,664	538,641
Express Scripts Holding Co. (e)	6,422	445,237
Forest Laboratories, Inc. (e)	6,242	617,958
Johnson & Johnson	4,529	473,824
Mallinckrodt PLC (e)	5,127	410,262
Merck & Co., Inc.	8,929	516,542
Omnicare, Inc.	345	22,967
Pfizer, Inc.	17,407	516,640

		6,193,341

Pipelines 0.5%
Kinder Morgan, Inc.	11,830	428,956
ONEOK, Inc.	2,338	159,171
Spectra Energy Corp.	9,762	414,690
Williams Cos., Inc. (The)	8,497	494,610

		1,497,427

Real Estate Investment Trusts 5.7%
American Capital Agency Corp.	9,962	233,210
Apartment Investment & Management Co. Class A	12,521	404,053
AvalonBay Communities, Inc.	7,128	1,013,530

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
BioMed Realty Trust, Inc.	23,700	$517,371
Boston Properties, Inc.	920	108,726
Brandywine Realty Trust	878	13,697
Brixmor Property Group, Inc.	8,012	183,875
Camden Property Trust	13,767	979,522
CBL & Associates Properties, Inc.	20,094	381,786
Chimera Investment Corp.	113,238	361,229
Columbia Property Trust, Inc.	10,518	273,573
Corporate Office Properties Trust	4,992	138,828
Digital Realty Trust, Inc.	10,181	593,756
Duke Realty Corp.	58,116	1,055,387
Equity Lifestyle Properties, Inc.	18,620	822,259
Equity Residential	6,461	407,043
General Growth Properties, Inc.	13,339	314,267
HCP, Inc.	3,980	164,692
Health Care REIT, Inc.	14,293	895,742
Home Properties, Inc.	14,987	958,569
Hospitality Properties Trust	33,149	1,007,730
Host Hotels & Resorts, Inc.	67,981	1,496,262
Kimco Realty Corp.	20,694	475,548
Mack-Cali Realty Corp.	19,876	426,936
NorthStar Realty Finance Corp.	9,790	170,150
Piedmont Office Realty Trust, Inc. Class A	12,586	238,379
ProLogis, Inc.	5,133	210,915
Public Storage	2,338	400,616
Rayonier, Inc.	4,393	156,171
Retail Properties of America, Inc. Class A	45,285	696,483
Senior Housing Properties Trust	41,178	1,000,214
Simon Property Group, Inc.	2,404	399,737
Starwood Property Trust, Inc.	10,506	249,728
Taubman Centers, Inc.	8,036	609,209
UDR, Inc.	7,933	227,122
Ventas, Inc.	460	29,486
Vornado Realty Trust	8,354	891,622
Washington Prime Group, Inc. (e)	24,248	454,408

		18,961,831

Retail 2.3%
Bed Bath & Beyond, Inc. (e)	6,139	352,256
Big Lots, Inc. (e)	9,910	452,887
Chico’s FAS, Inc.	473	8,022
CST Brands, Inc.	24,374	840,903
CVS Caremark Corp.	5,876	442,874
Darden Restaurants, Inc.	3,680	170,274
Dillard’s, Inc. Class A	7,614	887,869
DSW, Inc. Class A	6,308	176,245
Kohl’s Corp.	17,382	915,684
Macy’s, Inc.	17,315	1,004,616
Rite Aid Corp. (e)	63,813	457,539
Target Corp.	7,101	411,503

	Shares	Value
Retail (continued)
Wal-Mart Stores, Inc.	5,231	$392,691
Walgreen Co.	5,589	414,313
World Fuel Services Corp.	11,621	572,102

		7,499,778

Savings & Loans 0.1%
Washington Federal, Inc.	11,837	265,504

Semiconductors 1.8%
Broadcom Corp. Class A	39,585	1,469,395
Fairchild Semiconductor International, Inc. (e)	30,388	474,053
Intel Corp.	19,112	590,561
Lam Research Corp.	6,532	441,432
Marvell Technology Group, Ltd.	32,023	458,889
Maxim Integrated Products, Inc.	12,170	411,468
Micron Technology, Inc. (e)	37,459	1,234,274
ON Semiconductor Corp. (e)	29,578	270,343
Skyworks Solutions, Inc.	9,330	438,137
Teradyne, Inc.	1,850	36,260

		5,824,812

Software 0.7%
Activision Blizzard, Inc.	46,285	1,032,156
Adobe Systems, Inc. (e)	6,073	439,442
Electronic Arts, Inc. (e)	24,640	883,837

		2,355,435

Telecommunications 2.4%
Amdocs, Ltd.	6,947	321,854
AT&T, Inc.	14,559	514,806
CenturyLink, Inc.	13,674	494,999
Cisco Systems, Inc.	20,877	518,793
CommScope Holding Co., Inc. (e)	3,489	80,701
Corning, Inc.	24,078	528,512
EchoStar Corp. Class A (e)	16,532	875,204
Frontier Communications Corp.	177,996	1,039,497
Harris Corp.	790	59,842
Intelsat S.A. (e)	1,253	23,607
Juniper Networks, Inc. (e)	31,333	768,912
Level 3 Communications, Inc. (e)	20,329	892,646
Polycom, Inc. (e)	32,949	412,851
Sprint Corp. (e)	48,346	412,391
Telephone & Data Systems, Inc.	1,069	27,912
United States Cellular Corp. (e)	1,745	71,196
Windstream Holdings, Inc.	82,084	817,557

		7,861,280

Transportation 0.8%
Con-way, Inc.	16,564	834,991
CSX Corp.	15,460	476,323
FedEx Corp.	3,157	477,907
Kirby Corp. (e)	3,952	462,937
Norfolk Southern Corp.	4,516	465,283

		2,717,441

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-21

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Trucking & Leasing 0.3%
AMERCO	2,896	$842,041

Total Common Stocks (Cost $159,427,893)		202,827,281

Exchange-Traded Funds 6.1% (f)
♦iShares Intermediate Government/Credit Bond Fund	81,365	9,021,751
♦iShares Russell 1000 Value Index Fund	22,079	2,235,940
S&P 500 Index—SPDR Trust Series 1	7,806	1,527,790
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	5,924	1,543,558
♦Vanguard Mid-Cap Value	67,226	5,844,629

Total Exchange-Traded Funds (Cost $18,961,070)		20,173,668

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $849,827 (Collateralized by Government Agency securities with rates between 2.00% and 2.17% and maturity dates between 10/17/22 and 11/7/22, with a Principal Amount of $930,000 and a Market Value of $876,014)	$849,827	849,827

Total Short-Term Investment (Cost $849,827)		849,827

Total Investments (Cost $284,546,575) (i)	99.8%	330,693,245
Other Assets, Less Liabilities	0.2	682,368
Net Assets	100.0%	$331,375,613

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts 0.0%‡
United States Treasury Note September 2014 (2 Year) (h)	(70)	$13,270
United States Treasury Note September 2014 (5 Year) (h)	(8)	(214)

Total Futures Contracts (Notional Amount $16,327,251)		$13,056

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of these fair valued securities was $2,329,591, which represented 0.7% of the Portfolio’s net assets.

(d)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(e)	Non-income producing security.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(h)	As of June 30, 2014, cash in the amount of $34,850 is on deposit with a broker for futures transactions.

(i)	As of June 30, 2014, cost was $286,028,080 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$47,060,411
Gross unrealized depreciation	(2,395,246)

Net unrealized appreciation	$44,665,165

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$4,979,596	$2,122,778	$7,102,374
Corporate Bonds	—	46,717,779	—	46,717,779
Foreign Government Bonds	—	1,838,442	—	1,838,442
Mortgage-Backed Securities (c)	—	2,965,187	206,813	3,172,000
U.S. Government & Federal Agencies	—	47,885,163	—	47,885,163
Yankee Bond	—	126,711	—	126,711

Total Long-Term Bonds	—	104,512,878	2,329,591	106,842,469

Common Stocks	202,827,281	—	—	202,827,281
Exchange-Traded Funds	20,173,668	—	—	20,173,668
Short-Term Investment
Repurchase Agreement	—	849,827	—	849,827

Total Investments in Securities	223,000,949	105,362,705	2,329,591	330,693,245

Other Financial Instruments
Futures Contracts Short (d)	13,270	—	—	13,270

Total Investments in Securities and Other Financial Instruments	$223,014,219	$105,362,705	$2,329,591	$330,706,515

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (d)	$(214)	$—	$—	$(214)

Total Other Financial Instruments	$(214)	$—	$—	$(214)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,122,778 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $206,813 is held in Commericial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the period ended June 30, 2014, securities with a total value of $1,721,481 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of June 30, 2014. As of December 31, 2013, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-23

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (a)
Long-Term Bonds
Asset-Back Securities
Other ABS	$2,860,564	$100	$(2,752)	$5,267	$1,227,830	$(246,750)	$—	$(1,721,481)	$2,122,778	$5,267
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	—	(18)	—	832	205,999	—	—	—	206,813	832

Total	$2,860,564	$82	$(2,752)	$6,099	$1,433,829	$(246,750)	$—	$(1,721,481)	$2,329,591	$6,099

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $284,546,575)	$330,693,245
Cash	69,541
Cash collateral on deposit at broker	34,850
Receivables:
Investment securities sold	1,357,027
Dividends and interest	895,394
Fund shares sold	268,585
Other assets	1,415

Total assets	333,320,057

Liabilities
Payables:
Investment securities purchased	1,512,649
Manager (See Note 3)	186,062
Fund shares redeemed	119,836
NYLIFE Distributors (See Note 3)	64,509
Professional fees	26,798
Shareholder communication	18,856
Custodian	10,475
Variation margin on futures contracts	2,815
Trustees	440
Accrued expenses	2,004

Total liabilities	1,944,444

Net assets	$331,375,613

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,140
Additional paid-in capital	248,061,415

248,082,555
Undistributed net investment income	4,037,586
Accumulated net realized gain (loss) on investments and futures transactions	33,095,746
Net unrealized appreciation (depreciation) on investments and futures contracts	46,159,726

Net assets	$331,375,613

Initial Class
Net assets applicable to outstanding shares	$13,965,612

Shares of beneficial interest outstanding	884,411

Net asset value per share outstanding	$15.79

Service Class
Net assets applicable to outstanding shares	$317,410,001

Shares of beneficial interest outstanding	20,255,780

Net asset value per share outstanding	$15.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-25

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,018,167
Interest	1,115,549

Total income	3,133,716

Expenses
Manager (See Note 3)	1,074,463
Distribution and service—Service Class (See Note 3)	367,120
Custodian	29,451
Professional fees	25,913
Shareholder communication	23,397
Trustees	2,571
Miscellaneous	5,401

Total expenses	1,528,316

Net investment income (loss)	1,605,400

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,411,863
Futures transactions	(84,162)

Net realized gain (loss) on investments and futures transactions	11,327,701

Net change in unrealized appreciation (depreciation) on:
Investments	8,837,694
Futures contracts	(7,023)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,830,671

Net realized and unrealized gain (loss) on investments and futures transactions	20,158,372

Net increase (decrease) in net assets resulting from operations	$21,763,772

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,166.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,605,400	$2,560,596
Net realized gain (loss) on investments and futures transactions	11,327,701	24,699,644
Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,830,671	19,880,954

Net increase (decrease) in net assets resulting from operations	21,763,772	47,141,194

Dividends to shareholders:
From net investment income:
Initial Class	—	(136,174)
Service Class	—	(2,378,559)

Total dividends to shareholders	—	(2,514,733)

Capital share transactions:
Net proceeds from sale of shares	30,209,803	66,911,978
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,514,733
Cost of shares redeemed	(13,941,197)	(22,081,537)

Increase (decrease) in net assets derived from capital share transactions	16,268,606	47,345,174

Net increase (decrease) in net assets	38,032,378	91,971,635

Net Assets
Beginning of period	293,343,235	201,371,600

End of period	$331,375,613	$293,343,235

Undistributed net investment income at end of period	$4,037,586	$2,432,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-27

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$14.72		$12.22		$11.02		$10.91		$9.74	$8.15

Net investment income (loss)	0.09		0.17	(a)	0.19	(a)	0.17	(a)	0.19	0.15 (a)
Net realized and unrealized gain (loss) on investments	0.98		2.48		1.17		0.12		1.13	1.73

Total from investment operations	1.07		2.65		1.36		0.29		1.32	1.88

Less dividends:
From net investment income	—		(0.15)		(0.16)		(0.18)		(0.15)	(0.29)

Net asset value at end of period	$15.79		$14.72		$12.22		$11.02		$10.91	$9.74

Total investment return	7.27	%(b)(c)	21.87%		12.32%		2.79%		13.62%	23.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	%††	1.27%		1.62%		1.57%		1.89%	1.69%
Net expenses	0.76	%††	0.77%		0.78%		0.78%		0.82%	0.84%
Expenses (before waiver/reimbursement)	0.76	%††	0.78%		0.83%		0.83%		0.84%	0.84%
Portfolio turnover rate	82%		162	%(d)	202	%(d)	241	%(d)	118%	176%
Net assets at end of period (in 000’s)	$13,966		$13,017		$10,075		$9,492		$9,598	$8,557

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2014 and the years ended December 31, 2010 and 2009, respectively.

M-28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$14.63		$12.15		$10.97		$10.85		$9.69	$8.11

Net investment income (loss)	0.07		0.14	(a)	0.16	(a)	0.15	(a)	0.16	0.12 (a)
Net realized and unrealized gain (loss) on investments	0.97		2.47		1.16		0.12		1.13	1.72

Total from investment operations	1.04		2.61		1.32		0.27		1.29	1.84

Less dividends:
From net investment income	—		(0.13)		(0.14)		(0.15)		(0.13)	(0.26)

Net asset value at end of period	$15.67		$14.63		$12.15		$10.97		$10.85	$9.69

Total investment return	7.11	%(b)	21.57%		12.04%		2.53%		13.34%	22.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04	%††	1.02%		1.37%		1.32%		1.65%	1.43%
Net expenses	1.01	%††	1.02%		1.03%		1.03%		1.07%	1.09%
Expenses (before waiver/reimbursement)	1.01	%††	1.03%		1.08%		1.08%		1.09%	1.09%
Portfolio turnover rate	82%		162	%(c)	202	%(c)	241	%(c)	118%	176%
Net assets at end of period (in 000’s)	$317,410		$280,326		$191,296		$160,176		$148,405	$130,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 159%,195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2014 and the years ended December 31, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-29

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.07%	5.23%	5.42%	5.06%	0.53%
Service Class Shares	3.94	4.97	5.16	4.79	0.78

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[3]	3.93%	4.37%	4.85%	4.93%
Average Lipper Variable Products Core Bond Portfolio[4]	3.97	4.76	5.86	4.85

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.04% for Initial Class shares and 4.78% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-30	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,040.70	$2.68	$1,022.20	$2.66

Service Class Shares	$1,000.00	$1,039.40	$3.94	$1,020.90	$3.91

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-31

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-35 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.265%–7.50%, due 5/1/16–1/1/44

2.	United States Treasury Notes, 0.375%–2.50%, due 5/31/16–5/15/24

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–12/20/43

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.408%–7.00%, due 3/1/15–8/1/43

5.	Federal Home Loan Mortgage Corporation, 0.75%–4.75%, due 1/19/16–12/1/25
6.	United States Treasury Bonds, 3.125%–4.25%, due 5/15/39–2/15/44

7.	Bank of America Corp., 2.00%–5.625%, due 1/11/18–1/21/44

8.	Federal National Mortgage Association, 0.875%–1.875%, due 12/28/17–6/20/19

9.	Verizon Communications, Inc., 1.35%–7.35%, due 6/9/17–4/1/39
10.	Goldman Sachs Group, Inc. (The), 1.324%–6.25%, due 1/22/18–2/1/41

M-32	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

During the six months ended June 30, 2014, MainStay VP Bond Portfolio returned 4.07% for Initial Class shares and 3.94% for Service Class shares. Over the same period, both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 3.97% return of the average Lipper1 Variable Products Core Bond Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

As of May 1, 2014, the Portfolio’s portfolio managers transitioned from an unincorporated division within New York Life Investments2 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated May 1, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio held overweight positions in the corporate, U.S. government agencies, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The corporate bond sector was the best-performing sector during the first half of 2014. Overweight positions in asset-backed securities and commercial mortgage-backed securities were also accretive to performance during the reporting period. The Portfolio started the period with a neutral position in mortgage-backed securities. Toward the end of the reporting period, we expected that interest rates would rise and volatility would increase as we got closer to the completion of the Federal Reserve’s program of direct bond purchases (widely known as quantitative easing). This expectation prompted us to reduce our mortgage-backed security holdings to an underweight position relative to the Barclays U.S. Aggregate Bond Index. This positioning in mortgage-backed securities detracted from the Portfolio’s relative performance during the latter half of the reporting period. During the second quarter of 2014, the Portfolio’s positive excess return relative to the Barclays U.S. Aggregate Bond Index was driven by an overweight position in U.S. corporate bonds, particularly in the banking component of the financial subsector.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration over the course of the reporting period was shorter than that of the Barclays U.S. Aggregate Bond Index. This strategy had a slightly negative effect on the Portfolio’s performance, as interest rates declined during the reporting period. The Portfolio’s duration as of June 30, 2014, was 4.92 years, compared to 5.20 years for the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio maintained core overweight positions among corporate bonds, commercial mortgage-backed securities and asset-backed securities throughout the reporting period. In an effort to take advantage of an attractive new-issue calendar, we slightly increased the Portfolio’s overweight position in the corporate bond sector toward the middle of the reporting period. Toward the end of the reporting period, we reduced the Portfolio’s mortgage-backed securities holdings to an underweight position because we believed that rising rates, increasing rate volatility and the pending completion of the Federal Reserve’s asset-purchase program would lead the sector to underperform. Around the same time, we marginally reduced the Portfolio’s overweight position in corporate bonds because we believed that corporate valuations were getting rich (or too expensive on a risk-adjusted basis). Throughout the reporting period, strong fundamentals and favorable supply technicals led us to add to our overweight position in the commercial mortgage-backed securities sector.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-33

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, an overweight position in the corporate bond sector made the strongest positive contribution to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Within the corporate bond sector, the Portfolio’s overweight positions in the financial and utility subsectors were the main drivers of outperformance relative to the Barclays U.S. Aggregate Bond Index. The Portfolio’s positioning in asset-backed securities and commercial mortgage-backed securities also added to performance during the reporting period. Duration positioning—along with the Portfolio’s underweight position in U.S. Treasury securities—had an adverse impact on performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made purchases and sales as described above when the asset allocation of the Portfolio was modified.

The most significant purchases and sales occurred in the corporate bond sector. In the banking subcomponent, we purchased bonds of Intesa Sanpaolo S.p.A. and Santander UK PLC, which in our opinion were companies that represented good relative value. These purchases gradually added to performance during the reporting period. Toward the end of the reporting period, we sold the Intesa Sanpaolo position to capitalize on the spread tightening that had occurred while the Portfolio held the bonds.

Early in the reporting period, we purchased bonds of Puget Energy, as we expected that the bonds would soon be upgraded to investment grade by Moody’s. This decision added to performance as Puget Energy was upgraded to investment grade toward the middle of the reporting period. Shortly after the upgrade, we sold the position.

Toward the end of the reporting period, we sold mortgage-backed securities seeking to reduce our exposure to the sector to an underweight position relative to the Barclays U.S. Aggregate Bond Index. This positioning detracted from the Portfolio’s relative performance during the last portion of the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio had overweight allocations within the financial, industrial and utility components of the corporate bond sector. Toward the middle of the reporting period, we increased these weightings to take advantage of what we viewed as an attractive new issue calendar. Toward the end of the reporting period, tighter valuations led us to modestly reduce the Portfolio’s overweight position in the corporate bond sector. Throughout the reporting period, we added to the Portfolio’s overweight position in the commercial mortgage-backed securities sector. We implemented the majority of this increase during the first half of the reporting period. During the second half of the reporting period, our unfavorable outlook for mortgage-backed securities led us to reduce the Portfolio’s position in the sector to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was positioned with overweight allocations to spread assets that were offset by an underweight position in U.S. Treasury securities. As of the same date, the largest overweight allocation within spread assets was in the corporate bond sector. As of June 30, 2014, the overall duration of the Portfolio was slightly shorter than the duration of the Barclays U.S. Aggregate Bond Index.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to assets that typically trade at a spread to U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-34	MainStay VP Bond Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 100.2%† Asset-Backed Securities 9.4%
Auto Floor Plan 1.0%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.752%, due 8/15/19 (a)(b)	$4,200,000	$4,211,701
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.622%, due 9/15/18 (a)	3,000,000	3,007,188
Series 2013-4, Class A2 0.702%, due 6/15/20 (a)	1,600,000	1,604,694
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.832%, due 9/25/18 (a)(b)	1,900,000	1,905,465

		10,729,048

Automobile 0.5%
Chesapeake Funding LLC Series 2013-1A, Class A 0.601%, due 1/7/25 (a)(b)	2,000,000	2,002,606
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	3,300,000	3,302,726

		5,305,332

Credit Cards 0.5%
American Express Issuance Trust II Series 2013-2, Class A 0.582%, due 8/15/19 (a)	1,200,000	1,205,080
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.584%, due 9/10/20 (a)	1,500,000	1,506,193
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.582%, due 7/15/21 (a)	2,200,000	2,207,117

		4,918,390

Home Equity 0.9%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)(d)	350,766	357,776
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)(d)	517,282	527,795
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (c)(d)	215,940	226,671

	Principal Amount	Value
Home Equity (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.727%, due 5/25/36 (c)	$155,511	$104,429
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (a)(d)	890,644	852,100
Series 2007-S1, Class A3 5.81%, due 11/25/36 (a)(d)	451,293	421,874
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB4, Class A2B 4.564%, due 4/25/37 (c)(d)	500,000	449,031
Series 2007-CB2, Class A2C 4.73%, due 2/25/37 (c)(d)	926,020	680,155
Equity One ABS, Inc. Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)(d)	511,873	525,385
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 4.964%, due 1/25/37 (c)(d)	985,907	779,095
Series 2007-CH1, Class AF3 5.532%, due 11/25/36 (c)(d)	723,771	743,438
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (c)(d)	716,229	436,319
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,462,979	976,316
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 4.669%, due 11/25/35 (a)(d)	1,187,924	1,196,701
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	165,636	171,260
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.972%, due 6/25/33 (c)(d)	1,357,771	1,408,727

		9,857,072

Other ABS 6.5%
AIMCO CDO Series 2014-AA, Class A 1.763%, due 7/20/26 (a)(b)(e)	2,100,000	2,097,270
Apidos CDO Series 2013-14A, Class A 1.377%, due 4/15/25 (a)(b)	5,300,000	5,222,461
Ares CLO, Ltd. Series 2013-2A, Class A1 1.478%, due 7/28/25 (a)(b)	5,200,000	5,138,016

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-35

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Babson CLO, Ltd. Series 2013-IA, Class A 1.328%, due 4/20/25 (a)(b)	$5,400,000	$5,343,246
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.409%, due 5/20/25 (a)(b)	4,300,000	4,205,357
Carlyle Global Market Strategies Series 2014-2A, Class A 1.766%, due 5/15/25 (a)(b)(e)	3,200,000	3,198,080
Cent CLO, L.P. Series 2013-18A, Class A 1.346%, due 7/23/25 (a)(b)	4,250,000	4,199,510
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	2,103,101	2,104,981
Dryden Senior Loan Fund Series 2014-31A, Class A 1.62%, due 4/18/26 (a)(b)(e)	4,300,000	4,278,500
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.714%, due 7/15/26 (a)(b)(e)	4,200,000	4,194,750
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (b)	3,096,124	3,137,290
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.693%, due 1/15/26 (a)(b)(e)	4,600,000	4,581,140
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (b)	631,608	644,720
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.427%, due 1/15/25 (a)(b)	4,100,000	4,042,600
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class A 1.724%, due 7/20/26 (a)(b)(e)	1,000,000	1,000,000
Octagon Investment Partners XVII, Ltd. Series 2013-1A, Class A1 1.569%, due 10/25/25 (a)(b)(e)	5,200,000	5,166,044
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.479%, due 2/20/25 (a)(b)	4,000,000	3,976,360
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.397%, due 4/15/25 (a)(b)	4,100,000	4,067,938
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (b)	2,238,342	2,242,067

		68,840,330

Total Asset-Backed Securities (Cost $101,177,044)		99,650,172

	Principal Amount	Value
Corporate Bonds 38.0%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (b)	$2,000,000	$2,171,762

Auto Manufacturers 0.6%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,725,000	1,766,950
3.875%, due 9/15/21 (b)	1,625,000	1,732,023
Volkswagen Group of America Finance LLC 1.25%, due 5/23/17 (b)	2,450,000	2,451,727

		5,950,700

Auto Parts & Equipment 0.3%
Johnson Controls, Inc. 4.95%, due 7/2/64	2,700,000	2,735,141

Banks 12.2%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	3,575,000	3,743,826
American Express Bank FSB 6.00%, due 9/13/17	750,000	857,102
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	2,750,000	2,822,589
♦Bank of America Corp.
2.00%, due 1/11/18	3,000,000	3,019,359
2.65%, due 4/1/19	3,150,000	3,192,840
4.00%, due 4/1/24	2,225,000	2,270,682
4.10%, due 7/24/23	2,750,000	2,854,134
5.00%, due 1/21/44	4,750,000	5,039,479
5.625%, due 7/1/20	925,000	1,064,151
Barclays Bank PLC 3.75%, due 5/15/24	1,600,000	1,605,718
BB&T Corp.
0.885%, due 2/1/19 (a)	3,525,000	3,548,794
1.091%, due 6/15/18 (a)	3,400,000	3,458,531
Citigroup, Inc.
5.375%, due 8/9/20	3,016,000	3,456,155
6.00%, due 8/15/17	2,000,000	2,263,746
6.01%, due 1/15/15	775,000	798,363
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.75%, due 12/1/43	4,000,000	4,609,396
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	3,000,000	3,039,807
Credit Suisse New York 2.30%, due 5/28/19	2,000,000	2,003,212
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	596,068

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
♦Goldman Sachs Group, Inc. (The)
1.324%, due 11/15/18 (a)	$2,500,000	$2,534,145
2.375%, due 1/22/18	2,750,000	2,792,724
2.90%, due 7/19/18	4,000,000	4,121,080
3.85%, due 7/8/24	1,250,000	1,248,350
5.375%, due 3/15/20	850,000	962,860
6.15%, due 4/1/18	1,250,000	1,433,525
6.25%, due 2/1/41	550,000	670,947
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,300,000	1,407,095
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,671,821
HSBC Holdings PLC 5.25%, due 3/14/44	3,750,000	4,015,500
HSBC USA, Inc. 1.111%, due 9/24/18 (a)	2,800,000	2,833,782
Huntington Bancshares, Inc. 2.60%, due 8/2/18	3,350,000	3,406,799
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	3,500,000	3,552,847
JPMorgan Chase & Co. 5.40%, due 1/6/42	2,425,000	2,767,512
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,382,021
Mizuho Bank, Ltd. 2.45%, due 4/16/19 (b)	3,850,000	3,887,310
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	3,325,000	3,504,660
Morgan Stanley
3.875%, due 4/29/24	4,475,000	4,529,237
4.10%, due 5/22/23	3,000,000	3,043,239
4.875%, due 11/1/22	1,675,000	1,797,975
5.50%, due 1/26/20	800,000	915,654
5.625%, due 9/23/19	800,000	920,167
6.625%, due 4/1/18	600,000	701,384
Santander UK PLC 5.00%, due 11/7/23 (b)	5,530,000	5,972,571
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	3,000,000	2,996,700
Societe Generale S.A.
1.313%, due 10/1/18 (a)	3,000,000	3,008,580
2.75%, due 10/12/17	1,950,000	2,020,869
Sumitomo Mitsui Trust Bank, Ltd. 1.012%, due 9/16/16 (a)(b)	2,150,000	2,165,097
Union Bank N.A. 0.984%, due 9/26/16 (a)	1,000,000	1,010,008
Wells Fargo & Co. 5.375%, due 11/2/43	4,500,000	4,950,176
Westpac Banking Corp. 1.20%, due 5/19/17	3,900,000	3,903,116

		130,371,703

	Principal Amount	Value
Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	$675,000	$707,662

Chemicals 1.1%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	1,967,352
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,268,842
Dow Chemical Co. (The) 5.70%, due 5/15/18	345,000	393,543
Monsanto Co. 2.75%, due 7/15/21	1,200,000	1,199,532
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,529,628

		11,358,897

Commercial Services 0.6%
Experian Finance PLC 2.375%, due 6/15/17 (b)	6,769,000	6,917,268

Computers 0.7%
Hewlett-Packard Co.
2.75%, due 1/14/19	4,825,000	4,947,357
3.30%, due 12/9/16	2,750,000	2,894,040

		7,841,397

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.65%, due 10/17/21	625,000	695,025
5.50%, due 1/8/20	2,300,000	2,666,178
5.875%, due 1/14/38	1,000,000	1,213,205

		4,574,408

Electric 2.4%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,213,375
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,499,913
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	1,725,000	1,754,216
Duke Energy Progress, Inc. 6.125%, due 9/15/33	500,000	628,265
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	5,000,000	5,051,605
GDF Suez 1.625%, due 10/10/17 (b)	1,150,000	1,157,073
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	425,454
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,104,311
Nisource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,339,574
5.65%, due 2/1/45	4,300,000	4,841,477

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-37

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Ohio Edison Co. 6.875%, due 7/15/36	$2,500,000	$3,229,045
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,797,648

		25,041,956

Electronics 0.3%
Thermo Fisher Scientific, Inc. 5.30%, due 2/1/44	3,350,000	3,718,212

Finance—Auto Loans 0.6%
American Honda Finance Corp. 0.73%, due 10/7/16 (a)	1,000,000	1,007,651
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	5,775,000	5,899,220

		6,906,871

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	1,000,000	970,772

Finance—Credit Card 0.1%
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,325,000	1,332,625

Finance—Investment Banker/Broker 0.1%
Credit Suisse A.G. / Guernsey 2.60%, due 5/27/16 (b)	575,000	595,669

Finance—Other Services 0.2%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	1,850,000	1,847,982

Food 0.7%
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,601,235
4.625%, due 11/1/20	2,150,000	2,316,604
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,301,727
Safeway, Inc. 3.40%, due 12/1/16	2,500,000	2,630,797

		7,850,363

Gas 0.2%
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,770,799

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,184,245

	Principal Amount	Value
Insurance 3.0%
Assurant, Inc. 2.50%, due 3/15/18	$2,500,000	$2,518,525
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,050,000	3,155,460
Farmers Exchange Capital II 6.151%, due 11/1/53 (a)(b)	3,000,000	3,373,803
Five Corners Funding Trust 4.419%, due 11/15/23 (b)	3,300,000	3,479,295
MetLife, Inc. 1.756%, due 12/15/17	1,950,000	1,969,939
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	4,944,000	5,505,777
Pacific LifeCorp 5.125%, due 1/30/43 (b)	4,900,000	5,083,995
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,045,766
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	1,875,000	1,871,904
Voya Financial, Inc. 2.90%, due 2/15/18	1,350,000	1,398,924
XLIT, Ltd. 5.25%, due 12/15/43	2,625,000	2,886,626

		32,290,014

Investment Management/Advisory Services 0.3%
Invesco Finance PLC 5.375%, due 11/30/43	2,500,000	2,828,178

Iron & Steel 0.5%
ArcelorMittal 4.25%, due 2/25/15	1,325,000	1,346,531
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,877,106
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,346,370

		5,570,007

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,313,435

Media 1.0%
21st Century Fox America, Inc. 6.40%, due 12/15/35	2,500,000	3,113,433
COX Communications, Inc. 5.45%, due 12/15/14	480,000	490,572
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.45%, due 4/1/24	5,000,000	5,301,620
Time Warner Cable, Inc. 4.50%, due 9/15/42	2,000,000	1,946,962

		10,852,587

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 1.1%
Barrick Gold Corp. 4.10%, due 5/1/23	$5,275,000	$5,253,103
Rio Tinto Finance USA PLC 1.072%, due 6/17/16 (a)	3,000,000	3,025,860
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	789,904
Yamana Gold, Inc. 4.95%, due 7/15/24 (b)	2,850,000	2,868,739

		11,937,606

Miscellaneous—Manufacturing 0.3%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,710,475

Oil & Gas 2.2%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	3,600,000	3,987,205
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,255,000
Petrobras International Finance Co.
2.875%, due 2/6/15	2,350,000	2,375,075
5.375%, due 1/27/21	4,150,000	4,325,254
Petroleos Mexicanos
3.125%, due 1/23/19 (b)	2,275,000	2,353,488
3.50%, due 1/30/23	1,575,000	1,537,988
Plains Exploration & Production Co. 6.75%, due 2/1/22	1,000,000	1,136,250
Rowan Cos., Inc. 5.85%, due 1/15/44	4,500,000	4,857,781
Statoil ASA 3.125%, due 8/17/17	350,000	370,435
Valero Energy Corp. 6.625%, due 6/15/37	550,000	683,394

		23,881,870

Packaging & Containers 0.4%
Packaging Corp. of America 4.50%, due 11/1/23	3,800,000	4,070,104

Pharmaceuticals 1.7%
Actavis Funding SCS
2.45%, due 6/15/19 (b)	1,300,000	1,303,640
4.85%, due 6/15/44 (b)	2,500,000	2,523,623
Cardinal Health, Inc. 1.90%, due 6/15/17	2,165,000	2,197,960
Express Scripts Holding Co. 2.25%, due 6/15/19	5,325,000	5,302,731
McKesson Corp. 4.883%, due 3/15/44	3,025,000	3,176,728
Merck Sharp & Dohme Corp. 5.95%, due 12/1/28	1,200,000	1,493,180

	Principal Amount	Value
Pharmaceuticals (continued)
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	$800,000	$911,851
Sanofi 4.00%, due 3/29/21	1,000,000	1,083,038

		17,992,751

Pipelines 1.6%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	5,975,000	6,316,914
6.50%, due 2/1/42	1,300,000	1,552,611
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,842,838
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	468,658
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,854,607
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,215,333

		17,250,961

Real Estate 0.2%
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,155,294
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	877,000	948,378

		2,103,672

Real Estate Investment Trusts 2.0%
American Campus Communities Operating Partnership, L.P. 4.125%, due 7/1/24	4,100,000	4,155,645
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	3,157,000	3,480,492
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,605,071
4.75%, due 4/15/18	2,000,000	2,176,660
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,415,333
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,958,675
ProLogis, L.P.
4.25%, due 8/15/23	2,325,000	2,426,996
6.625%, due 5/15/18	1,770,000	2,065,772
6.875%, due 3/15/20	1,500,000	1,802,238

		21,086,882

Semiconductors 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,486,573

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,474,057

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-39

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.0%
Orange S.A.
2.75%, due 2/6/19	$2,525,000	$2,586,494
5.375%, due 1/13/42	1,675,000	1,843,137
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	261,250
♦Verizon Communications, Inc.
1.35%, due 6/9/17	5,000,000	4,998,330
3.45%, due 3/15/21	3,725,000	3,849,430
5.15%, due 9/15/23	3,000,000	3,357,279
6.40%, due 9/15/33	2,250,000	2,756,110
7.35%, due 4/1/39	1,000,000	1,334,942

		20,986,972

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	925,000	921,531

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,632,078

Total Corporate Bonds (Cost $386,712,035)		405,238,185

Foreign Government Bonds 0.7%
Sovereign 0.7%
Brazilian Government International Bond 2.625%, due 1/5/23	3,000,000	2,770,500
Italy Government International Bond 4.75%, due 1/25/16	2,500,000	2,655,775
Poland Government International Bond 5.00%, due 3/23/22	350,000	389,025
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,411,250

Total Foreign Government Bonds (Cost $7,280,227)		7,226,550

Mortgage-Backed Securities 8.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.6%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class A3 5.433%, due 3/11/39 (f)	40,598	40,989
Series 2006-PW11, Class AM 5.433%, due 3/11/39 (f)	500,000	534,852
Series 2006-T24, Class AM 5.568%, due 10/12/41 (a)	4,000,000	4,346,332
Series 2006-PW12, Class AAB 5.687%, due 9/11/38 (f)	75,893	75,845

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bear Stearns Commercial Mortgage Securities Trust (continued)
Series 2007-PW16, Class A4 5.707%, due 6/11/40 (f)	$1,700,000	$1,894,886
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.302%, due 8/15/26 (a)(b)	3,420,913	3,423,557
CGBAM Commercial Mortgage Trust Series 2013-BREH, Class B 1.952%, due 5/15/30 (a)(b)	2,500,000	2,509,368
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,600,000	1,669,394
Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,013,305
Commercial Mortgage Pass Through Certificates
Series 2013-THL, Class A2 1.201%, due 6/8/30 (a)(b)	3,400,000	3,411,349
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,709,018
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,003,286
Series 2007-C9, Class A4 5.796%, due 12/10/49 (f)	2,370,000	2,653,414
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.463%, due 2/15/39 (a)	2,300,000	2,449,098
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)(e)	1,700,000	1,757,906
GS Mortgage Securities Trust Series 2014-GC22, Class A5 3.862%, due 6/10/47 (e)	2,600,000	2,690,220
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,400,000	2,458,910
Series 2005-CB13, Class A4 5.244%, due 1/12/43 (f)	1,170,000	1,227,076
Series 2006-CB17, Class A4 5.429%, due 12/12/43	5,000,000	5,383,180
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,466,276	1,579,293
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,712,915
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,168,546

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	$2,300,000	$2,505,735
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	3,015,152	3,390,472
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49	2,080,000	2,238,357
ML-CFC Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,777,875
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,074,603
Series 2013-C12, Class A4 4.259%, due 10/15/46	2,600,000	2,795,325
Morgan Stanley Capital I, Inc.
Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	600,000	627,163
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	715,071	771,820
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	2,300,000	2,518,518
Series 2006-IQ11, Class A4 5.655%, due 10/15/42 (f)	371,545	391,961
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	4,000,000	4,454,688
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	492,259	533,490
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	200,000	202,777

		80,995,523

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	483,101	387,855
JP Morgan Mortgage Trust Series 2014-2, Class 1A1 3.00%, due 6/25/29 (b)	4,500,000	4,600,547
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.125%, due 9/25/36 (f)	967,718	843,038

	Principal Amount	Value
Whole Loan Collateral (Collateralized Mortgage Obligations) (continued)
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	$1,401,324	$788,968

		6,620,408

Total Mortgage-Backed Securities (Cost $88,091,211)		87,615,931

Municipal Bonds 0.9%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	2,011,663

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	1,995,338

Texas 0.5%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,261,340
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	804,391
Texas Transportation Commission 5.178%, due 4/1/30	2,150,000	2,539,408

		5,605,139

Washington 0.0%‡
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	401,084

Total Municipal Bonds (Cost $10,169,589)		10,013,224

U.S. Government & Federal Agencies 43.0%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	1,500,000	1,493,090

♦Federal Home Loan Mortgage Corporation 2.8%
0.75%, due 1/12/18	8,600,000	8,471,327
1.00%, due 9/27/17	1,325,000	1,323,730
1.00%, due 1/11/18	1,600,000	1,586,293
1.125%, due 5/25/18	1,700,000	1,680,295
1.375%, due 5/1/20	2,000,000	1,945,412
2.375%, due 1/13/22	8,000,000	7,984,256
3.50%, due 12/1/25 TBA (g)	4,100,000	4,333,828
4.75%, due 1/19/16	2,000,000	2,135,110

		29,460,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-41

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦ Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 6.6%
2.408%, due 12/1/41 (a)	$1,097,193	$1,126,298
2.50%, due 6/1/28	5,179,987	5,263,577
3.00%, due 12/1/26 TBA (g)	5,300,000	5,493,779
3.00%, due 9/1/33	3,290,566	3,353,827
3.00%, due 8/1/43	11,219,371	11,080,495
3.50%, due 4/1/42 TBA (g)	1,000,000	1,025,059
4.00%, due 3/1/15	25,692	27,257
4.00%, due 7/1/23	452,803	484,003
4.00%, due 8/1/25	207,835	222,723
4.00%, due 1/1/31	512,287	550,126
4.00%, due 9/1/41 TBA (g)	5,600,000	5,915,983
4.00%, due 11/1/41	226,937	240,740
4.00%, due 1/1/42	262,511	278,478
4.00%, due 4/1/42	5,528,574	5,864,841
4.00%, due 5/1/42	466,177	494,532
4.50%, due 4/1/22	140,583	149,396
4.50%, due 4/1/23	34,180	36,842
4.50%, due 6/1/24	82,437	88,766
4.50%, due 7/1/24	195,761	211,060
4.50%, due 5/1/25	477,498	514,873
4.50%, due 4/1/31	498,006	542,508
4.50%, due 9/1/35	237,188	257,028
4.50%, due 2/1/39	431,938	467,592
4.50%, due 4/1/39	330,503	357,785
4.50%, due 6/1/39	786,119	851,355
4.50%, due 8/1/39 TBA (g)	2,200,000	2,375,737
4.50%, due 11/1/39	3,194,099	3,458,031
4.50%, due 12/1/39	357,398	387,108
4.50%, due 8/1/40	274,434	297,233
4.50%, due 9/1/40	1,588,153	1,720,449
4.50%, due 11/1/40	942,450	1,025,355
5.00%, due 3/1/23	13,320	14,358
5.00%, due 6/1/23	190,386	207,340
5.00%, due 8/1/23	23,741	25,215
5.00%, due 7/1/24	158,630	172,764
5.00%, due 3/1/25	387,433	422,005
5.00%, due 6/1/30	420,539	467,225
5.00%, due 8/1/35	166,037	184,253
5.00%, due 4/1/37	2,688,043	2,982,273
5.00%, due 8/1/37	553,367	612,384
5.00%, due 3/1/40	2,394,834	2,652,217
5.50%, due 12/1/18	134,535	142,842
5.50%, due 9/1/21	206,754	225,711
5.50%, due 9/1/22	133,616	143,925
5.50%, due 9/1/37	1,171,901	1,306,270
5.50%, due 8/1/38	529,856	590,609
5.50%, due 12/1/38	1,330,327	1,482,862
6.00%, due 7/1/21	541,028	586,726
6.00%, due 8/1/36	468,720	526,070

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 9/1/37	$573,137	$643,262
6.00%, due 5/1/40	1,228,468	1,391,989
6.50%, due 7/1/17	26,321	26,402
6.50%, due 11/1/35	60,421	68,085
6.50%, due 8/1/37	94,366	106,335
6.50%, due 11/1/37	182,840	206,030
6.50%, due 9/1/39	397,961	448,437
7.00%, due 1/1/33	581,987	658,474
7.00%, due 9/1/33	192,830	219,224

		70,676,123

♦Federal National Mortgage Association 1.6%
0.875%, due 2/8/18	6,200,000	6,115,234
1.00%, due 12/28/17	1,500,000	1,484,416
1.00%, due 2/15/18	2,700,000	2,674,758
1.75%, due 6/20/19	2,500,000	2,505,765
1.875%, due 2/19/19	4,300,000	4,357,431

		17,137,604

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.3%
2.265%, due 6/1/42 (a)	1,133,908	1,175,330
2.50%, due 9/1/27 TBA (g)	2,200,000	2,234,718
2.50%, due 2/1/28	3,740,181	3,804,239
2.50%, due 5/1/28	4,395,259	4,470,536
2.50%, due 9/1/28	940,965	957,081
2.50%, due 5/1/43	877,635	833,022
2.72%, due 1/1/42 (a)	2,315,824	2,409,206
3.00%, due 7/1/27 TBA (g)	5,800,000	6,024,750
3.00%, due 7/1/43	5,728,944	5,666,205
3.00%, due 8/1/43	15,576,749	15,406,163
3.00%, due 9/1/43	10,729,405	10,611,904
3.50%, due 10/1/20	1,196,863	1,270,022
3.50%, due 2/1/32	894,799	938,510
3.50%, due 4/1/32	1,216,080	1,275,490
3.50%, due 11/1/40	507,217	522,933
3.50%, due 3/1/42	494,213	509,526
3.50%, due 9/1/42	576,357	594,216
3.50%, due 10/1/43	4,653,821	4,798,017
3.50%, due 12/1/43	297,277	306,488
3.50%, due 1/1/44	4,432,818	4,570,167
4.00%, due 8/1/18	599,038	636,941
4.00%, due 10/1/20	220	234
4.00%, due 3/1/22	141,877	150,931
4.00%, due 4/1/24	1,301,086	1,391,242
4.00%, due 12/1/24	105,543	112,861
4.00%, due 12/1/25	2,385,822	2,556,110
4.00%, due 4/1/31	795,137	855,660
4.00%, due 12/1/39	251,661	267,457
4.00%, due 7/1/40	1,263,922	1,343,253
4.00%, due 11/1/41	2,730,524	2,905,134

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 12/1/41 TBA (g)	$14,800,000	$15,659,673
4.00%, due 3/1/42	1,757,061	1,868,175
4.00%, due 5/1/42	2,771,403	2,949,056
4.50%, due 5/1/24	692,344	737,977
4.50%, due 7/1/26	886,006	941,184
4.50%, due 4/1/31	727,898	796,201
4.50%, due 11/1/35	493,463	534,889
4.50%, due 2/1/40 TBA (g)	4,150,000	4,484,108
4.50%, due 4/1/41	1,377,794	1,492,765
4.50%, due 5/1/41	1,972,208	2,137,314
4.50%, due 7/1/41	4,242,935	4,599,040
4.50%, due 9/1/41	1,551,026	1,681,549
5.00%, due 12/1/23	750,480	817,645
5.00%, due 4/1/29	122,610	136,245
5.00%, due 4/1/31	588,963	660,736
5.00%, due 3/1/34	984,499	1,114,330
5.00%, due 4/1/34	1,107,211	1,242,925
5.00%, due 4/1/35	543,131	604,624
5.00%, due 2/1/36	518,663	576,919
5.00%, due 5/1/37	1,200	1,333
5.00%, due 6/1/37	626,186	695,819
5.00%, due 2/1/38	1,797,861	1,997,786
5.00%, due 5/1/38	1,109,234	1,232,583
5.00%, due 7/1/38	640,762	715,949
5.00%, due 1/1/39	367,737	408,630
5.00%, due 10/1/39	533,479	595,756
5.50%, due 5/1/16	3,928	4,171
5.50%, due 1/1/21	5,362	5,768
5.50%, due 12/1/21	14,914	16,347
5.50%, due 1/1/22	75,479	82,736
5.50%, due 2/1/22	4,168	4,576
5.50%, due 10/1/28	1,150,378	1,291,508
5.50%, due 4/1/34	306,569	344,756
5.50%, due 7/1/35	46,527	52,147
5.50%, due 2/1/37	1,587,853	1,776,631
5.50%, due 8/1/37	294,923	330,846
5.50%, due 2/1/38	221,444	247,749
5.50%, due 3/1/38	984,539	1,101,489
5.50%, due 6/1/38	747,162	835,915
5.50%, due 7/1/38	198,138	221,674
5.50%, due 1/1/39	1,605,061	1,795,877
5.50%, due 2/1/39	634,314	712,207
5.50%, due 11/1/39	300,430	336,117
5.50%, due 6/1/40	224,226	250,861
6.00%, due 3/1/36	116,826	131,827
6.00%, due 11/1/37	279,410	314,514
6.00%, due 10/1/38	1,369,734	1,543,228
6.00%, due 12/1/38	959,162	1,079,309
6.00%, due 4/1/40	451,097	509,574

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 10/1/40	$729,097	$821,260
6.50%, due 10/1/36	124,991	140,987
6.50%, due 1/1/37	328,734	376,972
6.50%, due 8/1/37	32,948	38,275
6.50%, due 10/1/37	92,245	104,010
7.00%, due 9/1/37	96,795	112,641
7.00%, due 10/1/37	2,446	2,695
7.00%, due 11/1/37	11,338	13,374
7.50%, due 7/1/28	41,690	46,857

		141,928,455

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.4%
3.00%, due 11/1/42 TBA (g)	800,000	807,500
3.00%, due 7/15/43	631,133	637,145
3.00%, due 7/20/43	483,740	489,169
3.00%, due 8/15/43	1,950,884	1,969,429
3.00%, due 8/20/43	98,917	100,015
3.00%, due 12/20/43	216,361	218,763
3.50%, due 8/1/42 TBA (g)	2,300,000	2,395,774
3.50%, due 4/15/43	8,398,688	8,751,096
3.50%, due 8/20/43	4,040,211	4,215,166
3.50%, due 11/20/43	4,172,225	4,352,896
4.00%, due 9/1/40 TBA (g)	3,500,000	3,738,437
4.00%, due 1/20/42	3,172,140	3,400,477
4.00%, due 2/20/42	1,286,711	1,379,331
4.00%, due 8/1/42 TBA (g)	2,200,000	2,354,344
4.00%, due 8/20/43	3,849,206	4,123,512
4.00%, due 10/20/43	1,229,278	1,317,764
4.50%, due 6/15/39	3,206,998	3,496,442
4.50%, due 5/15/40	421,546	460,809
4.50%, due 6/15/40	637,794	697,102
4.50%, due 6/20/40	1,526,581	1,672,240
4.50%, due 9/15/40	3,811,852	4,166,913
4.50%, due 11/1/40 TBA (g)	10,200,000	11,137,522
4.50%, due 3/15/41	246,329	269,244
4.50%, due 3/20/41	582,137	637,614
4.50%, due 4/20/41	473,087	518,099
4.50%, due 9/20/41	852,558	932,681
4.50%, due 12/20/41	150,793	164,937
4.50%, due 4/20/42	315,998	345,865
5.00%, due 1/15/39	117,212	128,905
5.00%, due 3/15/39	50,637	55,689
5.00%, due 8/15/39	139,480	153,388
5.00%, due 9/15/39	1,181,633	1,309,044
5.00%, due 6/15/40	1,017,552	1,123,318
5.00%, due 7/15/40	777,901	862,699
5.00%, due 9/20/40	3,708,297	4,120,285
5.00%, due 10/20/41	245,090	272,167
5.00%, due 8/20/43	257,414	283,824
5.50%, due 1/20/35	11,743	13,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-43

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 7/15/35	$156,306	$175,745
5.50%, due 8/15/35	110,877	123,914
5.50%, due 5/15/36	121,175	135,396
5.50%, due 6/15/38	143,123	159,653
5.50%, due 1/15/39	249,924	279,308
5.50%, due 3/20/39	930,043	1,038,623
5.50%, due 7/15/39	236,984	264,843
5.50%, due 12/15/39	82,266	91,960
5.50%, due 2/15/40	460,386	514,645
6.00%, due 1/15/36	190,306	213,975
6.00%, due 11/15/37	87,262	98,111
6.00%, due 12/15/37	609,661	685,457
6.00%, due 9/15/38	475,016	533,979
6.00%, due 10/15/38	173,607	195,157
6.50%, due 1/15/36	316,355	361,028
6.50%, due 3/15/36	115,316	131,021
6.50%, due 6/15/36	125,578	142,680
6.50%, due 9/15/36	44,438	50,490
6.50%, due 7/15/37	136,063	154,593
7.00%, due 7/15/31	41,771	45,226

		78,468,589

♦United States Treasury Bonds 1.7%
3.125%, due 11/15/41	1,000,000	969,062
3.625%, due 2/15/44	5,250,000	5,540,388
4.25%, due 5/15/39	6,000,000	7,045,314
4.25%, due 11/15/40	3,800,000	4,475,093

		18,029,857

♦United States Treasury Notes 9.5%
0.375%, due 5/31/16	7,000,000	6,993,714
0.875%, due 6/15/17	7,500,000	7,502,932
1.50%, due 12/31/18	780,000	780,427
1.625%, due 3/31/19	23,700,000	23,768,517
1.625%, due 4/30/19	22,725,000	22,767,609
1.625%, due 6/30/19	13,300,000	13,300,000
1.75%, due 10/31/20	5,200,000	5,126,467
2.125%, due 6/30/21	9,000,000	8,998,596
2.375%, due 12/31/20	1,300,000	1,328,031
2.50%, due 5/15/24	10,275,000	10,260,553

		100,826,846

Total U.S. Government & Federal Agencies
(Cost $450,415,846)		458,020,815

Total Long-Term Bonds (Cost $1,043,845,952)		1,067,764,877

	Principal Amount	Value
Short-Term Investments 5.6%
Financial Company Commercial Paper 0.5%
National Rural Utilities Cooperative Finance Corp. 0.09%, due 7/7/14 (h)	$5,000,000	$4,999,925

Total Financial Company Commercial Paper
(Cost $4,999,925)		4,999,925

Other Commercial Paper 3.9%
Army and Air Force Exchange Service
0.09%, due 7/16/14 (b)(h)	5,000,000	4,999,812
0.10%, due 7/29/14 (b)(h)	5,000,000	4,999,611
Baker Hughes, Inc. 0.09%, due 7/8/14 (b)(h)	4,000,000	3,999,930
Brown-Forman Corp. 0.112%, due 7/2/14 (b)(h)	7,000,000	6,999,979
Danaher Corp. 0.09%, due 7/9/14 (b)(h)	5,000,000	4,999,900
Motiva Enterprises LLC 0.183%, due 7/11/14 (h)	5,000,000	4,999,750
NetJets, Inc. 0.07%, due 7/18/14 (b)(h)	5,000,000	4,999,835
Oglethorpe Power Corp. 0.152%, due 7/10/14 (b)(h)	3,000,000	2,999,888
WGL Holdings, Inc. 0.14%, due 7/8/14 (b)(h)	2,000,000	1,999,953

Total Other Commercial Paper (Cost $40,998,658)		40,998,658

Repurchase Agreement 1.2%
TD Securities (U.S.A.) LLC 0.09%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $13,228,033 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 5/31/21, with a Principal Amount of $13,580,700 and a Market Value of $13,492,620)	13,228,000	13,228,000

Total Repurchase Agreement (Cost $13,228,000)		13,228,000

Total Short-Term Investments (Cost $59,226,583)		59,226,583

Total Investments (Cost $1,103,072,535) (k)	105.8%	1,126,991,460
Other Assets, Less Liabilities	(5.8)	(61,513,946)
Net Assets	100.0%	$1,065,477,514

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
United States Treasury Note September 2014 (2 Year) (j)	(250)	$39,029
United States Treasury Note September 2014 (5 Year) (j)	(100)	(2,670)

Total Futures Contracts (Notional Amount $66,844,531)		$36,359

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2014.

(d)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of June 30, 2014, was $8,605,067, which represented 0.8% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of these fair valued securities was $28,963,910, which represented 2.7% of the Portfolio’s net assets.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2014, was $67,981,212, which represented 6.4% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Interest rate shown represents yield to maturity.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(j)	As of June 30, 2014, cash in the amount of $250,000 is on deposit with a broker for futures transactions.

(k)	As of June 30, 2014, cost was $1,103,140,913 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$29,545,144
Gross unrealized depreciation	(5,694,597)

Net unrealized appreciation	$23,850,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-45

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$75,134,388	$24,515,784	$99,650,172
Corporate Bonds	—	405,238,185	—	405,238,185
Foreign Government Bonds	—	7,226,550	—	7,226,550
Mortgage-Backed Securities (c)	—	83,167,805	4,448,126	87,615,931
Municipal Bonds	—	10,013,224	—	10,013,224
U.S. Government & Federal Agencies	—	458,020,815	—	458,020,815

Total Long-Term Bonds	—	1,038,800,967	28,963,910	1,067,764,877

Short-Term Investments
Financial Company Commerical Paper	—	4,999,925	—	4,999,925
Other Commercial Paper	—	40,998,658	—	40,998,658
Repurchase Agreement	—	13,228,000	—	13,228,000

Total Short-Term Investments	—	59,226,583	—	59,226,583

Total Investments in Securities	—	1,098,027,550	28,963,910	1,126,991,460

Other Financial Instruments
Futures Contracts Short (d)	39,029	—	—	39,029

Total Investments in Securities and Other Financial Instruments	$39,029	$1,098,027,550	$28,963,910	$1,127,030,489

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments Futures Contracts Short (d)	$(2,670)	$—	$—	$(2,670)

Total Other Financial Instruments	$(2,670)	$—	$—	$(2,670)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $24,515,784 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $4,448,126 are held in Commercial Mortgage Loans (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the period ended June 30, 2014, securities with a market value of $19,821,038 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of June 30, 2014. As of December 31, 2013, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$32,694,542	$1,124	$(35,220)	$67,698	$14,767,078	$(3,158,400)	$—	$(19,821,038)	$24,515,784	$67,698
Mortgage Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	—	(178)	—	19,393	4,428,911	—	—	—	4,448,126	19,393

Total	$32,694,542	$946	$(35,220)	$87,091	$19,195,989	$(3,158,400)	$—	$(19,821,038)	$28,963,910	$87,091

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,103,072,535)	$1,126,991,460
Cash collateral on deposit at broker	250,000
Cash	65,621
Receivables:
Investment securities sold	64,184,097
Interest	6,064,532
Fund shares sold	313,343
Other assets	5,232

Total assets	1,197,874,285

Liabilities
Payables:
Investment securities purchased	131,486,574
Manager (See Note 3)	423,064
Fund shares redeemed	240,134
Shareholder communication	94,615
NYLIFE Distributors (See Note 3)	73,966
Professional fees	40,280
Custodian	17,877
Variation margin on futures contracts	15,041
Trustees	2,405
Accrued expenses	2,815

Total liabilities	132,396,771

Net assets	$1,065,477,514

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,373
Additional paid-in capital	1,014,885,875

1,014,959,248
Undistributed net investment income	32,430,366
Accumulated net realized gain (loss) on investments and futures transactions	(5,867,384)
Net unrealized appreciation (depreciation) on investments and futures contracts	23,955,284

Net assets	$1,065,477,514

Initial Class
Net assets applicable to outstanding shares	$705,309,204

Shares of beneficial interest outstanding	48,395,590

Net asset value per share outstanding	$14.57

Service Class
Net assets applicable to outstanding shares	$360,168,310

Shares of beneficial interest outstanding	24,977,389

Net asset value per share outstanding	$14.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-47

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$14,856,069

Expenses
Manager (See Note 3)	2,526,035
Distribution and service—Service Class (See Note 3)	448,120
Shareholder communication	92,866
Custodian	48,646
Professional fees	45,452
Trustees	9,729
Miscellaneous	15,222

Total expenses	3,186,070

Net investment income (loss)	11,669,999

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	5,576,550
Futures transactions	(599,875)

Net realized gain (loss) on investments and futures transactions	4,976,675

Net change in unrealized appreciation (depreciation) on:
Investments	24,947,578
Futures contracts	(147,224)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,800,354

Net realized and unrealized gain (loss) on investments and futures transactions	29,777,029

Net increase (decrease) in net assets resulting from operations	$41,447,028

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,669,999	$18,023,169
Net realized gain (loss) on investments and futures transactions	4,976,675	(6,852,688)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,800,354	(31,982,080)

Net increase (decrease) in net assets resulting from operations	41,447,028	(20,811,599)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(12,434,419)
Service Class	—	(6,401,990)

	—	(18,836,409)

From net realized gain on investments:
Initial Class	—	(10,475,475)
Service Class	—	(6,250,765)

	—	(16,726,240)

Total dividends and distributions to shareholders	—	(35,562,649)

Capital share transactions:
Net proceeds from sale of shares	53,512,603	213,110,696
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	35,562,649
Cost of shares redeemed	(70,772,309)	(202,519,561)

Increase (decrease) in net assets derived from capital share transactions	(17,259,706)	46,153,784

Net increase (decrease) in net assets	24,187,322	(10,220,464)

Net Assets
Beginning of period	1,041,290,192	1,051,510,656

End of period	$1,065,477,514	$1,041,290,192

Undistributed net investment income at end of period	$32,430,366	$20,760,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-49

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.00		$14.78	$14.97	$14.63	$14.17	$13.82

Net investment income (loss)	0.16		0.26 (a)	0.28 (a)	0.40 (a)	0.48 (a)	0.56 (a)
Net realized and unrealized gain (loss) on investments	0.41		(0.54)	0.41	0.66	0.64	0.51

Total from investment operations	0.57		(0.28)	0.69	1.06	1.12	1.07

Less dividends and distributions:
From net investment income	—		(0.27)	(0.37)	(0.49)	(0.47)	(0.67)
From net realized gain on investments	—		(0.23)	(0.51)	(0.23)	(0.19)	(0.05)

Total dividends and distributions	—		(0.50)	(0.88)	(0.72)	(0.66)	(0.72)

Net asset value at end of period	$14.57		$14.00	$14.78	$14.97	$14.63	$14.17

Total investment return	4.07	%(b)	(1.82%)	4.66%	7.24%	7.84%	7.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33	%††	1.82%	1.84%	2.70%	3.26%	3.97%
Net expenses	0.53	%††	0.53%	0.53%	0.54%	0.55%	0.55%
Portfolio turnover rate (c)	127%		327%	311%	293%	127%	158%
Net assets at end of period (in 000’s)	$705,309		$676,544	$608,651	$530,001	$554,818	$515,186

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 170%, 222%, 231%, 97% and 151% for the six months ended June 30, 2014 and years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

M-50	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.87		$14.64	$14.85	$14.53	$14.09	$13.75

Net investment income (loss)	0.14		0.22 (a)	0.24 (a)	0.36 (a)	0.44 (a)	0.52 (a)
Net realized and unrealized gain (loss) on investments	0.41		(0.52)	0.40	0.65	0.63	0.51

Total from investment operations	0.55		(0.30)	0.64	1.01	1.07	1.03

Less dividends and distributions:
From net investment income	—		(0.24)	(0.34)	(0.46)	(0.44)	(0.64)
From net realized gain on investments	—		(0.23)	(0.51)	(0.23)	(0.19)	(0.05)

Total dividends and distributions	—		(0.47)	(0.85)	(0.69)	(0.63)	(0.69)

Net asset value at end of period	$14.42		$13.87	$14.64	$14.85	$14.53	$14.09

Total investment return	3.97	%(b)(c)	(2.07%)	4.40%	6.98%	7.58%	7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	%††	1.55%	1.59%	2.43%	2.99%	3.70%
Net expenses	0.78	%††	0.78%	0.78%	0.79%	0.80%	0.80%
Portfolio turnover rate (d)	127%		327%	311%	293%	127%	158%
Net assets at end of period (in 000’s)	$360,168		$364,746	$442,860	$374,152	$321,271	$222,830

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 170%, 222%, 231%, 97%, and 151%, for the six months ended June 30, 2014 and years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-51

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.00%	0.01%	0.01%	1.51%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.02%	–0.03%	–0.02%	1.48%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance for the ten-year period ended June 30, 2014 reflects nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 1.49% for Initial Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of June 30, 2014, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.37% and the 7-day current yield would have been –0.37%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-52	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.00	$0.55	$1,024.20	$0.55

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.11% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-53

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-57 for specific holdings within these categories.

M-54	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Thomas J. Girard and David E. Clement, CFA, of NYL Investments, the Portfolio’s Subadvisor.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the six months ended June 30, 2014?

As of June 30, 2014, Initial Class shares of MainStay VP Cash Management Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2014, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.00%. The Portfolio outperformed the –0.02% return of the average Lipper1 Variable Products Money Market Portfolio for the six months ended June 30, 2014. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations, without which total returns may have been different.

Were there any changes to the Portfolio during the reporting period?

As of May 1, 2014, the Portfolio’s portfolio managers transitioned from an unincorporated division within New York Life Investments2 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated May 1, 2013.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the reporting period?

The main topics in the short-term fixed-income securities market did not change materially during the course of the reporting period. Short-term interest rates remained at historically low levels, and Federal Reserve policy remained accommodative.

There were, however, a few factors that had a smaller influence on the short-term market. Among these were a flattening U.S. Treasury-bill yield curve,3 a shrinking supply of U.S. Treasury bills and repurchase agreements, and the impact of the Federal Reserve’s reverse repurchase agreement facility.

What was the Portfolio’s duration4 strategy during the reporting period?

During the reporting period the Portfolio’s duration remained in a targeted range of 45 to 55 days. (This was the same range the Portfolio had during the prior reporting period.) This duration strategy allowed the Portfolio to participate in the asset-backed securities market, where the legal final maturities are generally longer than the weighted average maturities. The strategy also allowed for continued participation in the 13-month-maturity U.S. Treasury coupon market, which can be used to round out the required liquidity bucket at yield premiums to repurchase agreements, shorter-maturity commercial paper and U.S. Treasury bills. The overall impact of the Portfolio’s duration strategy was relatively neutral to slightly positive. At the end of the reporting period, the duration of the Portfolio stood at 49 days which was four days shorter than at the end of the prior reporting period.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

The flattening of the U.S. Treasury yield curve during the course of the reporting period slowed our investment in the 13-month U.S. Treasury coupon sector, which was offset with investments in the 60-day-and-shorter agency discount note sector. Diminished supply in the short corporate floating-rate sector was offset by increased investment in floating-rate certificates of deposit. As spreads tightened on asset-backed securi ties, we reduced the Portfolio’s participation in this sector.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest performance came from the floating-rate sector, which experienced less spread tightening than other sectors. A few significant floating-rate investments included a Bank of Montreal 8/4/14 floating rate bond/loan and a Toronto Dominion 2/3/15 floating rate bond/loan. The industrial sector

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the portfolios, their benchmark indices and service providers mentioned in the reports.
2.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-55

of the commercial-paper market (a staple for the Portfolio), rallied along with the U.S. Treasury bill market and detracted from Portfolio performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

In addition to the investments already mentioned, the Portfolio made investments in the asset-backed securities sector. Among these securities were a Ford Credit Auto Owner Trust 2014-A Class A1 issue, a Volvo Financial Equipment LLC 2014-1A Class A1 issue, and a USAA Auto Owner Trust 2014-1 Class A1 issue.

How did the Portfolio’s sector weightings change during the reporting period?

During the first half of 2014, the Portfolio increased its weightings in U.S. Treasury securities, repurchase agreements and certificates of deposit. Over the same period, the Portfolio decreased its weightings in agency securities, commercial paper and corporate issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-56	MainStay VP Cash Management Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 100.3%†
Certificates of Deposit 7.3%
Bank of Montreal 0.171%, due 8/4/14 (a)	$9,280,000	$9,280,000
Toronto-Dominion Bank (The)
0.20%, due 9/2/14 (a)	6,020,000	6,020,000
0.211%, due 2/3/15 (a)	6,185,000	6,185,000
0.214%, due 11/18/14 (a)	6,185,000	6,185,000
Wells Fargo Bank NA
0.228%, due 4/2/15 (a)	6,125,000	6,125,000
0.231%, due 3/6/15 (a)	6,185,000	6,185,000

		39,980,000

Financial Company Commercial Paper 21.1%
Bank of Nova Scotia 0.08%, due 7/8/14 (b)	9,140,000	9,139,858
Caterpillar Financial Services Corp.
0.08%, due 8/1/14 (b)	8,000,000	7,999,449
0.12%, due 7/28/14 (b)	6,000,000	5,999,460
CPPIB Capital, Inc. 0.12%, due 7/22/14 (b)(c)	9,145,000	9,144,360
Glaxosmithkline Finance PLC 0.12%, due 8/5/14 (b)(c)	9,000,000	8,998,950
Massachusetts Mutual Life Insurance Co.
0.08%, due 7/22/14 (b)(c)	7,535,000	7,534,648
0.09%, due 7/7/14 (b)(c)	7,500,000	7,499,888
National Rural Utilities Cooperative Finance Corp. 0.09%, due 7/16/14 (b)	8,000,000	7,999,700
Nationwide Life Insurance Co.
0.12%, due 7/18/14 (b)(c)	6,000,000	5,999,660
0.12%, due 7/21/14 (b)(c)	7,500,000	7,499,500
0.13%, due 7/15/14 (b)(c)	3,000,000	2,999,848
PACCAR Financial Corp.
0.07%, due 7/15/14 (b)	4,100,000	4,099,889
0.08%, due 7/25/14 (b)	5,600,000	5,599,701
PNC BANK NA 0.261%, due 9/15/14 (b)	9,280,000	9,274,906
U.S. Bank NA
0.13%, due 7/14/14 (b)	6,035,000	6,035,000
0.13%, due 7/23/14 (b)	9,095,000	9,095,000

		114,919,817

Government Agency Debt 5.2%
Federal Farm Credit Bank
0.05%, due 7/25/14	2,000,000	1,999,933
0.05%, due 8/4/14	3,500,000	3,499,835
Federal Home Loan Bank
0.045%, due 7/30/14	6,000,000	5,999,783
0.06%, due 7/9/14	1,000,000	999,987
0.06%, due 7/11/14	4,030,000	4,029,933

	Principal Amount	Amortized Cost
Government Agency Debt (continued)
Federal Home Loan Bank (continued)
0.06%, due 7/16/14	$5,950,000	$5,949,851
0.06%, due 7/18/14	2,000,000	1,999,943
Federal Home Loan Mortgage Corp. 0.04%, due 7/21/14	3,900,000	3,899,913

		28,379,178

Other Commercial Paper 36.0%
Apple, Inc. 0.07%, due 7/7/14 (b)(c)	6,100,000	6,099,929
Army and Air Force Exchange Service
0.10%, due 7/29/14 (b)(c)	3,000,000	2,999,767
0.11%, due 8/18/14 (b)(c)	6,070,000	6,069,110
Baker Hughes, Inc. 0.09%, due 7/8/14 (b)(c)	7,400,000	7,399,870
Chevron Corp. 0.07%, due 7/16/14 (b)(c)	5,000,000	4,999,854
ConocoPhillips Qatar Funding Ltd. 0.09%, due 7/7/14 (b)(c)	2,500,000	2,499,963
Danaher Corp. 0.09%, due 7/9/14 (b)(c)	7,500,000	7,499,850
Henkel of America, Inc. 0.14%, due 7/24/14 (b)(c)	6,900,000	6,899,383
International Business Machines Corp. 0.09%, due 7/28/14 (b)(c)	9,000,000	8,999,392
John Deere Bank SA 0.09%, due 7/18/14 (b)(c)	1,000,000	999,958
McDonald’s Corp. 0.09%, due 9/17/14 (b)(c)	3,000,000	2,999,415
Microsoft Corp.
0.08%, due 7/30/14 (b)(c)	6,095,000	6,094,607
0.09%, due 8/6/14 (b)(c)	9,140,000	9,139,177
0.09%, due 8/13/14 (b)(c)	3,000,000	2,999,678
NetJets, Inc. 0.07%, due 7/18/14 (b)(c)	3,700,000	3,699,878
Parker Hannifin Corp. 0.07%, due 7/8/14 (b)(c)	6,000,000	5,999,918
PepsiCo, Inc. 0.08%, due 7/30/14 (b)(c)	6,000,000	5,999,613
Procter & Gamble Co. (The) 0.09%, due 7/29/14 (b)(c)	6,095,000	6,094,573
Province of Ontario Canada 0.08%, due 7/14/14 (b)	5,500,000	5,499,841
Roche Holdings, Inc. 0.08%, due 8/12/14 (b)(c)	7,500,000	7,499,300
Schlumberger Investment SA 0.09%, due 7/29/14 (b)(c)	12,215,000	12,214,145
Southern California Edison Co.
0.15%, due 7/2/14 (b)(c)	6,000,000	5,999,975
0.16%, due 7/1/14 (b)(c)	2,520,000	2,520,000
0.17%, due 7/23/14 (b)(c)	9,055,000	9,054,059

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-57

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Southern Co. (The)
0.16%, due 7/21/14 (b)(c)	$9,000,000	$8,999,200
0.17%, due 7/30/14 (b)(c)	3,000,000	2,999,589
Southern Co. Funding Corp. 0.18%, due 7/22/14 (b)(c)	6,000,000	5,999,370
St. Jude Medical, Inc.
0.18%, due 7/25/14 (b)(c)	10,000,000	9,998,800
0.20%, due 7/21/14 (b)(c)	4,575,000	4,574,492
Unilever NV 0.07%, due 7/7/14 (b)	1,400,000	1,399,984
UnitedHealth Group, Inc. 0.15%, due 7/2/14 (b)(c)	3,000,000	2,999,987
WGL Holdings, Inc.
0.12%, due 7/16/14 (b)(c)	6,025,000	6,024,699
0.14%, due 7/8/14 (b)(c)	2,000,000	1,999,946
0.14%, due 7/22/14 (b)(c)	6,000,000	5,999,510
0.14%, due 7/23/14 (b)(c)	5,000,000	4,999,572

		196,276,404

Other Notes 4.9%
American Honda Finance Corp. 0.23%, due 12/5/14 (a)	6,185,000	6,185,000
Chrysler Capital Auto Receivables Trust Series 2014-AA, Class A1 0.20%, due 3/16/15 (c)	1,047,984	1,047,984
Enterprise Fleet Financing LLC Series 2014-1, Class A1 0.25%, due 2/20/15 (c)	1,693,730	1,693,730
GE Equipment Transportation LLC Series 2014-1, Class A1 0.20%, due 6/23/15	2,440,000	2,440,000
GreatAmerica Leasing Receivables Series 2014-1, Class A1 0.25%, due 3/15/15 (c)	1,077,052	1,077,052
Honda Auto Receivables Owner Trust
Series 2014-1, Class A1 0.19%, due 3/23/15	974,486	974,486
Series 2013-4, Class A1 0.24%, due 11/18/14	342,683	342,683
Hyundai Auto Lease Securitization Trust Series 2014-B, Class A1 0.20%, due 7/15/15 (c)	3,035,000	3,035,000
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A1 0.26%, due 12/15/14	201,504	201,504
National Rural Utilities Cooperative Finance Corp. 0.278%, due 5/1/15 (a)	6,110,000	6,110,000

	Principal Amount	Amortized Cost
Other Notes (continued)
USAA Auto Owner Trust Series 2014-1, Class A1 0.19%, due 3/16/15	$1,376,567	$1,376,567
Volkswagen Auto Lease Trust Series 2014-A, Class A1 0.20%, due 2/20/15	714,682	714,682
Volvo Financial Equipment LLC Series 2014-1A, Class A1 0.21%, due 3/16/15 (c)	1,350,911	1,350,911

		26,549,599

Treasury Debt 17.3%
United States Treasury Bills
(zero coupon), due 7/31/14 (b)	19,453,000	19,452,838
0.011%, due 7/10/14 (b)	7,500,000	7,499,979
United States Treasury Notes
0.125%, due 7/31/14	6,000,000	5,999,897
0.125%, due 12/31/14	6,205,000	6,203,965
0.125%, due 4/30/15	3,050,000	3,051,183
0.25%, due 8/31/14	6,225,000	6,225,927
0.25%, due 9/30/14	6,155,000	6,156,656
0.25%, due 10/31/14	6,105,000	6,107,480
0.25%, due 11/30/14	6,170,000	6,172,744
0.25%, due 1/31/15	6,185,000	6,188,935
0.25%, due 2/28/15	6,160,000	6,164,000
0.25%, due 3/31/15	6,130,000	6,134,860
0.25%, due 5/31/15	3,050,000	3,054,338
0.375%, due 6/30/15	6,100,000	6,114,824

		94,527,626

Treasury Repurchase Agreements 8.5%
Bank of America N.A. 0.06%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $10,000,017 (Collateralized by a United States Treasury Note with a rate of 0.625% and a maturity date of 11/30/17, with a Principal Amount of $10,358,200 and a Market Value of $10,200,044)	10,000,000	10,000,000
Deutsche Bank Securities, Inc. 0.05%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $11,606,016 (Collateralized by a United States Treasury Bond with a rate of 6.25% and a maturity date of 5/15/30, with a Principal Amount of $8,300,200 and a Market Value of $11,838,164)	11,606,000	11,606,000

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.09%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $25,000,063 (Collateralized by United States Treasury Notes with rates between 0.375% and 0.75% and maturity dates between 3/15/16 and 2/28/18, with a Principal Amount of $25,621,200 and a Market Value of $25,500,090)	$25,000,000	$25,000,000

		46,606,000

Total Short-Term Investments (Amortized Cost $547,238,624) (d)	100.3%	547,238,624
Other Assets, Less Liabilities	(0.3)	(1,416,059)
Net Assets	100.0%	$545,822,565
(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$39,980,000	$—	$39,980,000
Financial Company Commercial Paper	—	114,919,817	—	114,919,817
Government Agency Debt	—	28,379,178	—	28,379,178
Other Commercial Paper	—	196,276,404	—	196,276,404
Other Notes	—	26,549,599	—	26,549,599
Treasury Debt	—	94,527,626	—	94,527,626
Treasury Repurchase Agreements	—	46,606,000	—	46,606,000

Total Investments in Securities	$—	$547,238,624	$—	$547,238,624

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-59

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Automobile ABS	$9,386,636	1.7%
Banks	73,524,764	13.5
Beverages	5,999,613	1.1
Chemicals	6,899,383	1.3
Computers	15,099,321	2.8
Cosmetics & Personal Care	6,094,573	1.1
Country Funds—Closed-end	9,144,360	1.7
Diversified Financial Services	32,808,240	6.0
Electric	35,572,193	6.5
Finance—Auto Loans	6,185,000	1.1
Food	1,399,984	0.2
Gas	19,023,727	3.5
Health Care—Products	14,573,292	2.7
Health Care—Services	10,499,287	1.9
Insurance	31,533,544	5.8
Machinery—Construction & Mining	13,998,909	2.6
Machinery—Diversified	999,958	0.2
Miscellaneous—Manufacturing	13,499,768	2.5
Oil & Gas	7,499,817	1.4
Oil & Gas Services	19,614,015	3.6
Other ABS	4,867,963	0.9
Regional (State & Province)	5,499,841	1.0
Repurchase Agreements	46,606,000	8.5
Retail	12,068,292	2.2
Software	18,233,462	3.3
Sovereign	122,906,804	22.5
Transportation	3,699,878	0.7

	547,238,624	100.3
Other Assets, Less Liabilities	(1,416,059)	(0.3)

Net Assets	$545,822,565	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (amortized cost $547,238,624)	$547,238,624
Cash	227
Receivables:
Interest	46,815
Fund shares sold	41,084
Other assets	3,809

Total assets	547,330,559

Liabilities
Payables:
Fund shares redeemed	1,368,920
Shareholder communication	68,612
Manager (See Note 3)	31,025
Professional fees	30,356
Custodian	5,877
Trustees	1,722
Accrued expenses	1,482

Total liabilities	1,507,994

Net assets	$545,822,565

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$545,780
Additional paid-in capital	545,276,965

545,822,745
Undistributed net investment income	112
Accumulated net realized gain (loss) on investments	(292)

Net assets applicable to outstanding shares	$545,822,565

Shares of beneficial interest outstanding	545,780,466

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-61

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$378,666

Expenses
Manager (See Note 3)	1,420,422
Shareholder communication	64,448
Professional fees	32,335
Custodian	13,071
Trustees	7,156
Miscellaneous	9,594

Total expenses before waiver/reimbursement	1,547,026
Expense waiver/reimbursement from Manager (See Note 3)	(1,200,800)

Net expenses	346,226

Net investment income (loss)	32,440

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(344)

Net increase (decrease) in net assets resulting from operations	$32,096

M-62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,440	$70,198
Net realized gain (loss) on investments	(344)	52

Net increase (decrease) in net assets resulting from operations	32,096	70,250

Dividends to shareholders:
From net investment income	(32,412)	(70,226)

Capital share transactions:
Net proceeds from sale of shares	146,956,448	706,607,301
Net asset value of shares issued to shareholders in reinvestment of dividends	32,415	70,226
Cost of shares redeemed	(386,008,237)	(650,541,552)

Increase (decrease) in net assets derived from capital share transactions	(239,019,374)	56,135,975

Net increase (decrease) in net assets	(239,019,690)	56,135,999

Net Assets
Beginning of period	784,842,255	728,706,256

End of period	$545,822,565	$784,842,255

Undistributed net investment income at end of period	$112	$84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-63

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)	0.02%		0.01%		0.01%		0.01%		0.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.05%
Net expenses	0.11	%††	0.14%		0.18%		0.15%		0.25%		0.41%
Expenses (before waiver/reimbursement)	0.48	%††	0.47%		0.47%		0.47%		0.50%		0.51%
Net assets at end of period (in 000’s)	$545,823		$784,842		$728,706		$889,255		$671,210		$765,118

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

M-64	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.71%	26.60%	18.87%	8.00%	0.59%
Service Class Shares	7.58	26.28	18.57	7.73	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	7.14%	24.61%	18.83%	7.78%
Russell 1000® Index[3]	7.27	25.35	19.25	8.19
Average Lipper Variable Products Large-Cap Core Portfolio[4]	6.39	24.08	17.46	7.32

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.98% for Initial Class shares and 7.71% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-65

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,077.10	$2.99	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,075.80	$4.27	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-66	MainStay VP Common Stock Portfolio

Industry Composition as of June 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	6.6
Technology Hardware, Storage & Peripherals	6.2
Banks	4.8
Diversified Telecommunication Services	4.0
Energy Equipment & Services	3.9
Health Care Providers & Services	3.8
Insurance	3.8
Media	3.6
Software	3.6
Internet Software & Services	3.3
Specialty Retail	3.3
Semiconductors & Semiconductor Equipment	3.0
Beverages	2.8
IT Services	2.6
Tobacco	2.3
Aerospace & Defense	2.2
Diversified Financial Services	2.2
Food Products	2.1
Chemicals	2.0
Food & Staples Retailing	2.0
Communications Equipment	1.6
Machinery	1.4
Household Products	1.3
Industrial Conglomerates	1.3
Capital Markets	1.2
Hotels, Restaurants & Leisure	1.2
Airlines	1.0
Household Durables	1.0
Textiles, Apparel & Luxury Goods	1.0

Consumer Finance	0.9%
Health Care Equipment & Supplies	0.9
Internet & Catalog Retail	0.9
Multiline Retail	0.9
Biotechnology	0.8
Air Freight & Logistics	0.7
Real Estate Investment Trusts	0.7
Electronic Equipment, Instruments & Components	0.6
Commercial Services & Supplies	0.5
Exchange-Traded Fund	0.5
Independent Power & Renewable Electricity Producers	0.5
Marine	0.5
Real Estate Management & Development	0.5
Containers & Packaging	0.4
Life Sciences Tools & Services	0.4
Professional Services	0.4
Road & Rail	0.4
Trading Companies & Distributors	0.4
Auto Components	0.3
Electric Utilities	0.3
Metals & Mining	0.3
Multi-Utilities	0.3
Distributors	0.2
Automobiles	0.1
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-70 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Chevron Corp.

6.	Berkshire Hathaway, Inc. Class B

7.	JPMorgan Chase & Co.

8.	Verizon Communications, Inc.

9.	Pfizer, Inc.

10.	International Business Machines Corp.

M-67

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Common Stock Portfolio returned 7.71% for Initial Class shares and 7.58% for Service Class shares. Over the same period, both share classes outperformed the 7.14% return of the S&P 500® Index1 and the 7.27% return of the Russell 1000® Index.1 The S&P 500® Index is the Portfolio’s broad-based securities-market index, and the Russell 1000® Index is a secondary benchmark of the Portfolio. Both share classes outperformed the 6.39% return of the average Lipper1 Variable Products Large-Cap Core Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, Mona Patni was added as a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underlying stock selection model performed well during the reporting period, helped by the strength of valuation factors, particularly operating cash flow factors. Sales multiple was also effective in identifying attractively valued stocks. On the other hand, price momentum factors, which are designed to identify market trends, faced challenges in a period when conflicting risk themes affected market dynamics. Although utilities and other yield-heavy stocks drove market leadership, certain low-quality and high-beta2 segments of the market also rallied, as investors sought to add risk in a low-volatility environment. Overall, our stock-selection model successfully blended various factor signals and delivered positive performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributors to the Portfolio’s performance relative to the S&P 500® Index were information technology, industrials and consumer staples. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each of these sectors. The sectors that detracted the most from the Portfolio’s relative performance were health care, utilities and financials. While unfavorable stock selection was the primary reason for the weakness in health care and financials, the Portfolio’s utilities holdings underperformed mostly because of an underweight allocation to the sector, which has been the best-performing sector year-to-date.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Portfolio’s absolute performance were computers and peripherals company Apple and semiconductor companies Intel and Micron Technology. All three stocks represented relatively large positions in the Portfolio because of their their weight in the S&P 500® Index and their return potential. All three stocks substantially outperformed the S&P 500® Index during the reporting period.

Online retailer Amazon was the most substantial detractor from the Portfolio’s absolute performance, followed by consumer electronics retailer Best Buy and video game retailer GameStop. In April, Amazon reported mixed results for the first quarter of 2014. Although the company beat analysts’ expectations for revenue, its margin outlook was disappointing. The Portfolio purchased Amazon shares in February and March, but reduced positions in Amazon in later months, as the stock’s return potential diminished. By the end of the reporting period, the Portfolio held an underweight position in the stock. The Portfolio held an overweight position relative to the S&P 500® Index in Best Buy at the beginning of the reporting period. Unfortunately, the stock price declined when the company announced sluggish holiday-season revenues. The Portfolio sold shares of Best Buy by the end of February to the lowest allocation the stock-selection model would allow. GameStop also suffered from slow holiday sales. In addition, the company faced threats from digital game channels and attempts by mass-market retailers such as Wal-Mart Stores to capture market share. The Portfolio sold out of GameStop

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-68	MainStay VP Common Stock Portfolio

by February, when our model no longer deemed the stock attractive.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started increasing its position in Schlumberger, the largest oil field equipment & services company, in April. As the stock’s momentum score continued to improve, we accumulated additional shares through the end of the reporting period. The Portfolio also purchased shares of memory chip maker Micron Technology, moving from an underweight position in January to a substantially overweight position by the end of the reporting period. The increases reflected the stock’s reasonable valuation, strong momentum and good earnings quality.

The Portfolio held a large position in biotechnology company Amgen at the beginning of the reporting period. In March, however, our model started to show weak momentum and credit-quality readings, so we started reducing the size of the position. The Portfolio sold its entire position in Goodyear Tire & Rubber in June, after valuation concerns led us to trim the position throughout the first half of 2014.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial weighting increase was in the energy sector, where the Portfolio moved from an underweight position relative to the S&P 500® Index to an overweight position. The increase mostly resulted from purchases in the oil & gas refining and the energy equipment & services industries. In telecommunication services, the Portfolio added to its already overweight position through purchases in integrated telecommunication services.

Consumer discretionary saw the most substantial decrease in relative sector weighting, as the Portfolio moved from a substantially overweight position to a modestly overweight position by reducing positions in specialty retail and cable companies. In health care, the Portfolio sold positions in the biotechnology industry to move from a modestly overweight position relative to the S&P 500® Index to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was most substantially overweight in the telecommunications sector, followed by energy and information technology. As of the same date, the Portfolio’s most substantially underweight sector was utilities, followed by financials, and industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-69

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 99.5%†
Aerospace & Defense 2.2%
Boeing Co. (The)	50,152	$6,380,839
Lockheed Martin Corp.	16,467	2,646,741
Raytheon Co.	21,362	1,970,644
Textron, Inc.	89,323	3,420,178
United Technologies Corp.	7,088	818,310

		15,236,712

Air Freight & Logistics 0.7%
United Parcel Service, Inc. Class B	48,567	4,985,888

Airlines 1.0%
Alaska Air Group, Inc.	28,964	2,753,028
Southwest Airlines Co.	144,365	3,877,644

		6,630,672

Auto Components 0.3%
Delphi Automotive PLC	34,044	2,340,185

Automobiles 0.1%
General Motors Co.	11,739	426,126

Banks 4.8%
Bank of America Corp.	218,767	3,362,449
Citigroup, Inc.	165,742	7,806,448
♦JPMorgan Chase & Co.	204,903	11,806,511
KeyCorp	36,635	524,979
Signature Bank (a)	23,988	3,026,806
U.S. Bancorp	391	16,938
Wells Fargo & Co.	129,994	6,832,485

		33,376,616

Beverages 2.8%
Coca-Cola Co. (The)	121,202	5,134,117
Dr. Pepper Snapple Group, Inc.	61,005	3,573,673
Molson Coors Brewing Co. Class B	26,961	1,999,428
PepsiCo., Inc.	95,607	8,541,529

		19,248,747

Biotechnology 0.8%
Amgen, Inc.	3,570	422,581
Gilead Sciences, Inc. (a)	23,321	1,933,544
United Therapeutics Corp. (a)	33,175	2,935,656

		5,291,781

Capital Markets 1.2%
Ameriprise Financial, Inc.	34,441	4,132,920
BlackRock, Inc.	2,795	893,282
Franklin Resources, Inc.	100	5,784
Legg Mason, Inc.	66,487	3,411,448

		8,443,434

	Shares	Value
Chemicals 2.0%
CF Industries Holdings, Inc.	13,862	$3,334,227
Dow Chemical Co. (The)	106,921	5,502,155
LyondellBasell Industries, N.V. Class A	47,964	4,683,684
Mosaic Co. (The)	13,454	665,300

		14,185,366

Commercial Services & Supplies 0.5%
Pitney Bowes, Inc.	119,636	3,304,346

Communications Equipment 1.6%
Cisco Systems, Inc.	209,041	5,194,669
Juniper Networks, Inc. (a)	141,526	3,473,048
QUALCOMM, Inc.	29,426	2,330,539

		10,998,256

Consumer Finance 0.9%
American Express Co.	15,593	1,479,308
Capital One Financial Corp.	13,027	1,076,030
Discover Financial Services	54,958	3,406,297

		5,961,635

Containers & Packaging 0.4%
Ball Corp.	40,816	2,558,347

Distributors 0.2%
Genuine Parts Co.	18,680	1,640,104

Diversified Consumer Services 0.1%
Graham Holdings Co. Class B	35	25,134
H&R Block, Inc.	17,049	571,482

		596,616

Diversified Financial Services 2.2%
♦Berkshire Hathaway, Inc. Class B (a)	95,108	12,036,868
Leucadia National Corp.	36,370	953,621
NASDAQ OMX Group, Inc. (The)	55,930	2,160,017

		15,150,506

Diversified Telecommunication Services 4.0%
AT&T, Inc.	231,884	8,199,418
CenturyLink, Inc.	52,420	1,897,604
Frontier Communications Corp.	576,743	3,368,179
♦Verizon Communications, Inc.	226,613	11,088,174
Windstream Holdings, Inc.	340,268	3,389,070

		27,942,445

Electric Utilities 0.3%
Exelon Corp.	45,011	1,642,001
Southern Co. (The)	5,113	232,028

		1,874,029

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.1%
Emerson Electric Co.	6,216	$412,494

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	196,363	4,310,168

Energy Equipment & Services 3.9%
Baker Hughes, Inc.	60,667	4,516,658
Halliburton Co.	80,548	5,719,713
Nabors Industries, Ltd.	125,048	3,672,660
Patterson-UTI Energy, Inc.	91,691	3,203,684
Schlumberger, Ltd.	59,558	7,024,866
Superior Energy Services, Inc.	89,671	3,240,710

		27,378,291

Food & Staples Retailing 2.0%
CVS Caremark Corp.	63,495	4,785,618
Kroger Co. (The)	43,713	2,160,734
Wal-Mart Stores, Inc.	97,627	7,328,859

		14,275,211

Food Products 2.1%
Archer-Daniels-Midland Co.	95,628	4,218,151
Ingredion, Inc.	18,434	1,383,287
Keurig Green Mountain, Inc.	2,555	318,379
Mondelez International, Inc. Class A	149,555	5,624,763
Tyson Foods, Inc. Class A	89,468	3,358,629

		14,903,209

Health Care Equipment & Supplies 0.9%
C.R. Bard, Inc.	24,647	3,524,768
Covidien PLC	8,808	794,305
Edwards Lifesciences Corp. (a)	26,046	2,235,789

		6,554,862

Health Care Providers & Services 3.8%
Aetna, Inc.	53,278	4,319,780
Cardinal Health, Inc.	56,164	3,850,604
Cigna Corp.	19,859	1,826,432
DaVita HealthCare Partners, Inc. (a)	26,768	1,935,862
Express Scripts Holding Co. (a)	19,092	1,323,648
Humana, Inc.	30,770	3,929,945
McKesson Corp.	21,728	4,045,971
UnitedHealth Group, Inc.	15,071	1,232,054
WellPoint, Inc.	39,748	4,277,282

		26,741,578

Hotels, Restaurants & Leisure 1.2%
Carnival Corp.	56,290	2,119,319
McDonald’s Corp.	22,494	2,266,046
Panera Bread Co. Class A (a)	2,304	345,208
Wyndham Worldwide Corp.	47,345	3,584,963
Yum! Brands, Inc.	3,046	247,335

		8,562,871

	Shares	Value
Household Durables 1.0%
Harman International Industries, Inc.	15,609	$1,676,875
NVR, Inc. (a)	1,637	1,883,532
PulteGroup, Inc.	168,357	3,394,077
Whirlpool Corp.	1,197	166,646

		7,121,130

Household Products 1.3%
Energizer Holdings, Inc.	26,220	3,199,627
Kimberly-Clark Corp.	6,186	688,007
Procter & Gamble Co. (The)	69,297	5,446,051

		9,333,685

Independent Power & Renewable Electricity Producers 0.5%
AES Corp. (The)	216,761	3,370,634

Industrial Conglomerates 1.3%
3M Co.	3,487	499,478
Carlisle Companies, Inc.	16,224	1,405,323
General Electric Co.	284,190	7,468,513

		9,373,314

Insurance 3.8%
Aflac, Inc.	54,815	3,412,234
Allstate Corp. (The)	560	32,883
American International Group, Inc.	114,593	6,254,486
Chubb Corp. (The)	11,473	1,057,466
Everest Re Group, Ltd.	9,714	1,559,000
Genworth Financial, Inc. Class A (a)	76,334	1,328,212
Lincoln National Corp.	72,856	3,747,713
Principal Financial Group, Inc.	38,890	1,963,167
Progressive Corp. (The)	68,694	1,742,080
Protective Life Corp.	16,304	1,130,356
Travelers Companies, Inc. (The)	46,450	4,369,551

		26,597,148

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	8,257	2,681,709
Expedia, Inc.	45,640	3,594,606

		6,276,315

Internet Software & Services 3.3%
eBay, Inc. (a)	108,233	5,418,144
Facebook, Inc. Class A (a)	67,849	4,565,559
Google, Inc. Class A (a)	8,356	4,885,502
Google, Inc. Class C (a)	8,585	4,938,779
VeriSign, Inc. (a)	62,337	3,042,669

		22,850,653

IT Services 2.6%
Computer Sciences Corp.	54,591	3,450,151
♦International Business Machines Corp.	55,645	10,086,769
MasterCard, Inc. Class A	359	26,376
Visa, Inc. Class A	5,690	1,198,940

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-71

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Western Union Co. (The)	5,047	$87,515
Xerox Corp.	252,453	3,140,515

		17,990,266

Life Sciences Tools & Services 0.4%
Covance, Inc. (a)	36,102	3,089,609

Machinery 1.4%
Caterpillar, Inc.	54,548	5,927,731
Joy Global, Inc.	4,868	299,772
Trinity Industries, Inc.	72,856	3,185,264

		9,412,767

Marine 0.5%
Kirby Corp. (a)	27,465	3,217,250

Media 3.6%
Cablevision Systems Corp. Class A	186,709	3,295,414
Comcast Corp. Class A	162,335	8,714,143
DIRECTV (a)	18,804	1,598,528
Interpublic Group of Cos., Inc. (The)	130,425	2,544,592
Omnicom Group, Inc.	53,742	3,827,505
Twenty-First Century Fox, Inc. Class A	77,010	2,706,901
Walt Disney Co. (The)	27,835	2,386,573

		25,073,656

Metals & Mining 0.3%
Alcoa, Inc.	132,220	1,968,756
United States Steel Corp.	2,860	74,474

		2,043,230

Multi-Utilities 0.3%
Public Service Enterprise Group, Inc.	57,045	2,326,866

Multiline Retail 0.9%
Macy’s, Inc.	67,374	3,909,040
Nordstrom, Inc.	38,112	2,588,948

		6,497,988

Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	30,343	3,321,648
Chesapeake Energy Corp.	123,659	3,843,322
♦Chevron Corp.	96,808	12,638,284
ConocoPhillips	39,571	3,392,422
EOG Resources, Inc.	7,620	890,473
♦Exxon Mobil Corp.	147,954	14,896,009
HollyFrontier Corp.	63,585	2,778,029
Marathon Petroleum Corp.	44,331	3,460,921
Newfield Exploration Co. (a)	41,910	1,852,422
Occidental Petroleum Corp.	1,331	136,600
Phillips 66	59,938	4,820,813

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	19,817	$1,666,610
Southwestern Energy Co. (a)	7,541	343,040
Valero Energy Corp.	76,856	3,850,486

		57,891,079

Pharmaceuticals 6.6%
AbbVie, Inc.	119,555	6,747,684
Bristol-Myers Squibb Co.	1,743	84,553
Eli Lilly & Co.	90,468	5,624,396
♦Johnson & Johnson	123,354	12,905,295
Merck & Co., Inc.	168,275	9,734,709
♦Pfizer, Inc.	357,443	10,608,908

		45,705,545

Professional Services 0.4%
Manpowergroup, Inc.	32,641	2,769,589

Real Estate Investment Trusts 0.7%
American Tower Corp.	3,044	273,899
Hospitality Properties Trust	72,627	2,207,861
Weyerhaeuser Co.	68,302	2,260,113

		4,741,873

Real Estate Management & Development 0.5%
CBRE Group, Inc. Class A (a)	113,230	3,627,889

Road & Rail 0.4%
Union Pacific Corp.	28,789	2,871,703

Semiconductors & Semiconductor Equipment 3.0%
Broadcom Corp. Class A	104,779	3,889,396
Intel Corp.	306,022	9,456,080
Micron Technology, Inc. (a)	145,284	4,787,108
Skyworks Solutions, Inc.	59,402	2,789,518

		20,922,102

Software 3.6%
Electronic Arts, Inc. (a)	99,590	3,572,293
♦Microsoft Corp.	317,878	13,255,513
Oracle Corp.	210,357	8,525,769

		25,353,575

Specialty Retail 3.3%
AutoZone, Inc. (a)	5,319	2,852,261
Bed Bath & Beyond, Inc. (a)	33,798	1,939,329
Gap, Inc. (The)	85,485	3,553,611
Home Depot, Inc. (The)	93,523	7,571,622
Lowe’s Companies, Inc.	103,648	4,974,068
Williams-Sonoma, Inc.	27,522	1,975,529

		22,866,420

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 6.2%
♦Apple, Inc.	281,716	$26,179,868
Hewlett-Packard Co.	164,641	5,545,109
NetApp, Inc.	95,320	3,481,086
SanDisk Corp.	36,522	3,813,992
Seagate Technology PLC	69,764	3,963,991
Western Digital Corp.	3,342	308,467

		43,292,513

Textiles, Apparel & Luxury Goods 1.0%
Fossil Group, Inc. (a)	31,120	3,252,662
Hanesbrands, Inc.	36,323	3,575,636

		6,828,298

Tobacco 2.3%
Altria Group, Inc.	95,055	3,986,607
Lorillard, Inc.	64,996	3,962,806
Philip Morris International, Inc.	97,710	8,237,930

		16,187,343

Trading Companies & Distributors 0.4%
United Rentals, Inc. (a)	29,720	3,112,576

Total Common Stocks (Cost $566,194,367)		694,075,511

Exchange-Traded Fund 0.5% (b)
S&P 500 Index—SPDR Trust Series 1	15,932	3,118,211

Total Exchange-Traded Fund (Cost $3,067,614)		3,118,211

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $128,141 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $140,000 and a Market Value of $131,155)	$128,141	128,141

Total Short-Term Investment (Cost $128,141)		128,141

Total Investments (Cost $569,390,122) (c)	100.0%	697,321,863
Other Assets, Less Liabilities	(0.0)‡	(72,082)
Net Assets	100.0%	$697,249,781
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2014, cost was $572,857,610 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$131,339,197
Gross unrealized depreciation	(6,874,944)

Net unrealized appreciation	$124,464,253

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-73

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$694,075,511	$—	$—	$694,075,511
Exchange-Traded Fund	3,118,211	—	—	3,118,211
Short-Term Investment
Repurchase Agreement	—	128,141	—	128,141

Total Investments in Securities	$697,193,722	$128,141	$—	$697,321,863

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $569,390,122)	$697,321,863
Receivables:
Dividends	785,353
Fund shares sold	122,277
Other assets	3,307

Total assets	698,232,800

Liabilities
Payables:
Fund shares redeemed	558,785
Manager (See Note 3)	310,025
Shareholder communication	59,250
Professional fees	26,938
NYLIFE Distributors (See Note 3)	21,652
Custodian	3,196
Trustees	1,070
Accrued expenses	2,103

Total liabilities	983,019

Net assets	$697,249,781

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,367
Additional paid-in capital	543,874,524

543,900,891
Undistributed net investment income	13,872,691
Accumulated net realized gain (loss) on investments	11,544,458
Net unrealized appreciation (depreciation) on investments	127,931,741

Net assets	$697,249,781

Initial Class
Net assets applicable to outstanding shares	$590,594,541

Shares of beneficial interest outstanding	22,310,642

Net asset value per share outstanding	$26.47

Service Class
Net assets applicable to outstanding shares	$106,655,240

Shares of beneficial interest outstanding	4,056,696

Net asset value per share outstanding	$26.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-75

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,303,604

Expenses
Manager (See Note 3)	1,803,183
Distribution and service—Service Class (See Note 3)	122,013
Shareholder communication	58,964
Professional fees	35,392
Custodian	9,620
Trustees	5,885
Miscellaneous	10,141

Total expenses	2,045,198

Net investment income (loss)	5,258,406

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	52,491,163
Net change in unrealized appreciation (depreciation) on investments	(7,385,180)

Net realized and unrealized gain (loss) on investments	45,105,983

Net increase (decrease) in net assets resulting from operations	$50,364,389

M-76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,258,406	$8,653,423
Net realized gain (loss) on investments	52,491,163	109,150,579
Net change in unrealized appreciation (depreciation) on investments	(7,385,180)	63,107,241

Net increase (decrease) in net assets resulting from operations	50,364,389	180,911,243

Dividends to shareholders:
From net investment income:
Initial Class	—	(8,145,224)
Service Class	—	(1,080,957)

Total dividends to shareholders	—	(9,226,181)

Capital share transactions:
Net proceeds from sale of shares	20,121,202	30,616,323
Net asset value of shares issued to shareholders in reinvestment of dividends	—	9,226,181
Cost of shares redeemed	(35,034,569)	(81,381,919)

Increase (decrease) in net assets derived from capital share transactions	(14,913,367)	(41,539,415)

Net increase (decrease) in net assets	35,451,022	130,145,647

Net Assets
Beginning of period	661,798,759	531,653,112

End of period	$697,249,781	$661,798,759

Undistributed net investment income at end of period	$13,872,691	$8,614,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-77

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$24.58		$18.40	$16.02	$16.04	$14.48	$12.06

Net investment income (loss)	0.23		0.37	0.32 (a)	0.25 (a)	0.20 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	1.66		6.16	2.36	(0.02)	1.60	2.48

Total from investment operations	1.89		6.53	2.68	0.23	1.80	2.69

Less dividends:
From net investment income	—		(0.35)	(0.30)	(0.25)	(0.24)	(0.27)

Net asset value at end of period	$26.47		$24.58	$18.40	$16.02	$16.04	$14.48

Total investment return	7.69	%(b)(c)	35.66%	16.72%	1.57%	12.60%	22.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63	%††	1.48%	1.80%	1.45%	1.40%	1.66%
Net expenses	0.58	%††	0.58%	0.59%	0.59%	0.61%	0.60%
Portfolio turnover rate	53%		108%	132%	102%	107%	100%
Net assets at end of period (in 000’s)	$590,595		$570,986	$472,324	$452,849	$574,582	$573,296

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-78	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$24.44		$18.31	$15.94	$15.96	$14.41	$12.00

Net investment income (loss)	0.18		0.26	0.27 (a)	0.21 (a)	0.17 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	1.67		6.17	2.35	(0.02)	1.59	2.47

Total from investment operations	1.85		6.43	2.62	0.19	1.76	2.64

Less dividends:
From net investment income	—		(0.30)	(0.25)	(0.21)	(0.21)	(0.23)

Net asset value at end of period	$26.29		$24.44	$18.31	$15.94	$15.96	$14.41

Total investment return	7.57	%(b)(c)	35.32%	16.43%	1.31%	12.32%	22.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%††	1.23%	1.54%	1.21%	1.15%	1.39%
Net expenses	0.83	%††	0.83%	0.84%	0.84%	0.86%	0.85%
Portfolio turnover rate	53%		108%	132%	102%	107%	100%
Net assets at end of period (in 000’s)	$106,655		$90,813	$59,329	$56,929	$65,829	$62,413

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-79

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	3.92%	12.61%	11.19%	6.82%	0.88%
Service Class Shares	3.79	12.33	10.90	6.55	1.13

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	7.14%	24.61%	18.83%	7.62%
MSCI EAFE® Index[3]	4.78	23.57	11.77	4.45
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	4.85	5.12
Conservative Allocation Composite Index[3]	5.01	12.01	10.17	6.29
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	4.18	10.39	9.08	5.58

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-80	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,039.20	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,037.90	$1.41	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-81

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-86 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-82	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Conservative Allocation Portfolio returned 3.92% for Initial Class shares and 3.79% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 4.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index2 and the 5.01% return of the Conservative Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 4.18% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, the Portfolio’s principal investment strategies were modified to increase the target allocation to international equities by five percentage points.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was rather soft during the reporting period. Management of broad asset class exposure was not a source of concern, as tactical adjustments to the stock/bond blend contributed positively and fairly consistently during the reporting period. (Contributions take weightings and total returns into account.) Certain areas of exposure within the fixed-income and equity markets, however, offset those results to an extent.

Within equities, size and style biases had little net effect. On the other hand, exposure to emerging-market equities early in the reporting period weighed on returns. Among the reasons were slowing growth in China, Russian incursions in Ukraine, widespread political instability and concerns about a reversal of foreign investment as the Federal Reserve winds down its program of direct security purchases. (This program is widely known as quantitative easing.) Over the winter months, most emerging markets fared poorly relative to markets that were more developed.

Positioning within the fixed-income portion of the Portfolio was also mildly detrimental to relative performance. During the reporting period, we saw evidence of a strengthening economy, implementation of Federal Reserve plans to taper quantitative easing, improving of labor markets, and faint signs that core inflation may have bottomed. For these reasons, we anticipated that yields on long-term bonds would be subject to upward pressure. As a result, we kept a significantly short duration3 posture throughout the reporting period, only to watch yields at the long end of the yield curve4 drop significantly in 2014. The Portfolio recouped some of this ground through exposure to lower-quality credits, but we’ve been gradually reducing holdings of Underlying Portfolios/Funds that invest primarily in speculative-grade instruments, and our active exposure is no longer particularly large.

The weak returns seen during the reporting period were primarily attributable to performance at the Underlying Portfolio/Fund level rather than

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-83

asset-class positioning. Because the Portfolio invests in more than a dozen Underlying Portfolios/Funds, there will often be some that enjoy strong returns and others that show significantly weaker performance. During the reporting period, the mix was markedly skewed toward weaker performers. Among the more notable holdings that struggled were MainStay VP Marketfield Portfolio, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay Epoch Global Choice Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As previously noted, the Portfolio’s stock/bond blend varied over the course of the reporting period in response to the changing environment. Early in the reporting period, the Portfolio gave mild emphasis to two equity themes that we later curtailed. First, we favored smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we gave growth stocks priority over value stocks, as we anticipated that the “quest for yield” that has marked the past couple of years would morph into a “quest for growth.” Both strategies detracted from returns during the reporting period.

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, ultimately placing upward pressure on wages and consumer pricing. We have been gradually abandoning our long-held preference for low-quality debt instruments. In terms of overall credit exposure, holdings of the Underlying Fixed-Income Portfolios/Funds are no longer dramatically different from those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns on lower-quality bonds, however, are now quite modest, and we no longer believe that they justify aggressive risk taking. Even so, the Portfolio still leans marginally toward credit overall.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we increased allocations to MainStay Emerging Markets Opportunities Fund, MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay VP International Equity Portfolio.

Many U.S. equity Portfolios/Funds saw allocation decreases as the shift toward international stocks became effective, but MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Portfolio, average credit quality was upgraded as positions in MainStay VP Floating Rate Portfolio and MainStay High Yield Municipal Fund were lowered in favor of MainStay VP Bond Portfolio and MainStay Unconstrained Bond Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Mid Cap Core Portfolio and MainStay Emerging Markets

M-84	MainStay VP Conservative Allocation Portfolio

Opportunities Fund. At the other end of the spectrum, MainStay VP Marketfield Portfolio and MainStay Epoch Global Choice Fund had the lowest total returns, both of which were negative.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

MainStay VP S&P 500 Index Portfolio was the most significant positive contributor in the equity portion of the Portfolio. A larger position in MainStay MAP Fund was also a strong contributor, despite rather weak performance during the reporting period. MainStay VP Marketfield Portfolio was the most significant detractor from absolute performance, followed by MainStay VP Eagle Small Cap Growth Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Many factors came into play. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (2-year yields moved a little higher while 10-year yields moved lower) and credit spreads5 generally tightened.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and fared particularly well. Investments in cash and cash equivalent investments came out at the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, a very large position in MainStay VP Bond Portfolio was by far the most significant positive contributor to return, followed by a much smaller position in MainStay Total Return Bond Fund. The Portfolio’s position in MainStay VP Cash Management Portfolio added basically nothing, while a position in MainStay Short Term Bond Fund contributed only slightly more.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-85

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.0%†
Equity Funds 44.2%
MainStay Emerging Markets Opportunities Fund Class I (a)	875,715	$9,089,918
MainStay Epoch Global Choice Fund Class I (a)	1,329,087	27,166,548
MainStay Epoch U.S. All Cap Fund Class I (a)	1,160,480	34,002,057
MainStay ICAP Equity Fund Class I	419,147	22,780,640
MainStay ICAP International Fund Class I	961,638	35,638,304
MainStay International Opportunities Fund Class I (a)	2,673,542	25,238,237
MainStay MAP Fund Class I	837,097	39,552,849
MainStay U.S. Equity Opportunities Fund Class I (a)	3,402,499	30,860,666
MainStay VP Cornerstone Growth Portfolio Initial Class	121,492	4,276,550
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	924,489	8,971,255
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	290,859	3,865,564
MainStay VP International Equity Portfolio Initial Class (a)	1,064,734	15,623,499
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,872,210	44,085,799
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,665,287	17,929,151
MainStay VP Mid Cap Core Portfolio Initial Class	1,042,453	18,363,918
MainStay VP S&P 500 Index Portfolio Initial Class	379,601	15,260,750
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,308,733	33,814,787
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	802,151	11,527,334

Total Equity Funds (Cost $351,708,198)		398,047,826

Fixed Income Funds 52.8%
MainStay Short Duration High Yield Fund Class I (a)	2,936,036	29,918,203
MainStay Total Return Bond Fund Class I	3,285,264	35,875,081
MainStay VP Bond Portfolio Initial Class (a)	19,530,006	284,609,991
MainStay VP Floating Rate Portfolio Initial Class (a)	6,327,294	58,956,281

	Shares	Value
Fixed Income Funds (continued)
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,751,968	$29,644,713
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,470,462	36,532,840

Total Fixed Income Funds (Cost $474,919,860)		475,537,109

Total Affiliated Investment Companies (Cost $826,628,058)		873,584,935

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $27,469,944 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $29,535,000 and a Market Value of $28,019,855)	$27,469,944	27,469,944

Total Short-Term Investment (Cost $27,469,944)		27,469,944

Total Investments (Cost $854,098,002) (c)	100.0%	901,054,879
Other Assets, Less Liabilities	(0.0)‡	(300,432)
Net Assets	100.0%	$900,754,447

‡	Less than one-tenth of a percent.

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2014, cost was $854,760,754 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$50,598,468
Gross unrealized depreciation	(4,304,343)

Net unrealized appreciation	$46,294,125

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$398,047,826	$—	$—	$398,047,826
Fixed Income Funds	475,537,109	—	—	475,537,109
Short-Term Investment
Repurchase Agreement	—	27,469,944	—	27,469,944

Total Investments	$873,584,935	$27,469,944	$—	$901,054,879

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-87

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $826,628,058)	$873,584,935
Repurchase agreement, at value (identified cost $27,469,944)	27,469,944
Receivables:
Fund shares sold	869,379
Dividends	305
Other assets	4,296

Total assets	901,928,859

Liabilities
Due to custodian	362,500
Payables:
Fund shares redeemed	546,245
NYLIFE Distributors (See Note 3)	181,040
Shareholder communication	54,383
Professional fees	24,685
Trustees	1,453
Custodian	402
Accrued expenses	3,704

Total liabilities	1,174,412

Net assets	$900,754,447

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$70,145
Additional paid-in capital	780,900,534

780,970,679
Undistributed net investment income	23,224,919
Accumulated net realized gain (loss) on investments	49,601,972
Net unrealized appreciation (depreciation) on investments	46,956,877

Net assets	$900,754,447

Initial Class
Net assets applicable to outstanding shares	$16,080,281

Shares of beneficial interest outstanding	1,240,512

Net asset value per share outstanding	$12.96

Service Class
Net assets applicable to outstanding shares	$884,674,166

Shares of beneficial interest outstanding	68,904,422

Net asset value per share outstanding	$12.84

M-88	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,607,385

Expenses
Distribution and service—Service Class (See Note 3)	1,064,675
Shareholder communication	66,944
Professional fees	28,503
Trustees	7,679
Custodian	2,474
Miscellaneous	10,136

Total expenses	1,180,411

Net investment income (loss)	2,426,974

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	16,287,295
Net change in unrealized appreciation (depreciation) on investments	14,170,728

Net realized and unrealized gain (loss) on investments	30,458,023

Net increase (decrease) in net assets resulting from operations	$32,884,997

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-89

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,426,974	$13,544,233
Net realized gain (loss) on investments from affiliated investment companies transactions	16,287,295	66,467,680
Net change in unrealized appreciation (depreciation) on investments	14,170,728	13,256,070

Net increase (decrease) in net assets resulting from operations	32,884,997	93,267,983

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(357,740)
Service Class	—	(18,376,257)

	—	(18,733,997)

From net realized gain on investments:
Initial Class	—	(372,497)
Service Class	—	(20,710,900)

	—	(21,083,397)

Total dividends and distributions to shareholders	—	(39,817,394)

Capital share transactions:
Net proceeds from sale of shares	59,477,313	158,625,237
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	39,817,394
Cost of shares redeemed	(45,568,038)	(90,918,239)

Increase (decrease) in net assets derived from capital share transactions	13,909,275	107,524,392

Net increase (decrease) in net assets	46,794,272	160,974,981

Net Assets
Beginning of period	853,960,175	692,985,194

End of period	$900,754,447	$853,960,175

Undistributed net investment income at end of period	$23,224,919	$20,797,945

M-90	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.47		$11.62	$11.35	$11.34	$10.37	$8.89

Net investment income (loss) (a)	0.05		0.24	0.28	0.28	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.44		1.24	0.93	0.03	0.95	1.63

Total from investment operations	0.49		1.48	1.21	0.31	1.24	1.97

Less dividends and distributions:
From net investment income	—		(0.31)	(0.26)	(0.25)	(0.27)	(0.31)
From net realized gain on investments	—		(0.32)	(0.68)	(0.05)	—	(0.18)

Total dividends and distributions	—		(0.63)	(0.94)	(0.30)	(0.27)	(0.49)

Net asset value at end of period	$12.96		$12.47	$11.62	$11.35	$11.34	$10.37

Total investment return	3.93	%(b)(c)	13.03%	10.69%	2.90%	12.03%	22.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	%††	1.96%	2.34%	2.44%	2.66%	3.54%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	21%		56%	53%	62%	26%	38%
Net assets at end of period (in 000’s)	$16,080		$14,971	$12,866	$9,472	$8,123	$6,827

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-91

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.37		$11.54	$11.28	$11.28	$10.33	$8.86

Net investment income (loss) (a)	0.03		0.21	0.24	0.25	0.27	0.33
Net realized and unrealized gain (loss) on investments	0.44		1.23	0.93	0.03	0.94	1.61

Total from investment operations	0.47		1.44	1.17	0.28	1.21	1.94

Less dividends and distributions:
From net investment income	—		(0.29)	(0.23)	(0.23)	(0.26)	(0.29)
From net realized gain on investments	—		(0.32)	(0.68)	(0.05)	—	(0.18)

Total dividends and distributions	—		(0.61)	(0.91)	(0.28)	(0.26)	(0.47)

Net asset value at end of period	$12.84		$12.37	$11.54	$11.28	$11.28	$10.33

Total investment return	3.80	%(b)(c)	12.75%	10.42%	2.65%	11.75%	21.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	1.73%	2.07%	2.23%	2.47%	3.39%
Net expenses (d)	0.28	%††	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	21%		56%	53%	62%	26%	38%
Net assets at end of period (in 000’s)	$884,674		$838,989	$680,119	$518,788	$408,238	$291,307

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-92	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.15%	22.22%	15.28%	8.42%	0.64%
Service Class Shares	7.02	21.91	14.99	8.15	0.89

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[3]	9.51%	24.44%	16.50%	7.72%
Average Lipper Convertible Securities Fund[4]	7.12	19.97	13.93	6.74

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.41% for Initial Class shares and 8.15% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-93

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,071.50	$3.24	$1,021.70	$3.16

Service Class Shares	$1,000.00	$1,070.20	$4.52	$1,020.40	$4.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-94	MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-98 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

2.	Gilead Sciences, Inc., 1.625%, due 5/1/16

3.	Salix Pharmaceuticals, Ltd., 1.50%, due 3/15/19

4.	Stanley Black & Decker, Inc., 4.75%–6.25%

5.	Danaher Corp., (zero coupon), due 1/22/21
6.	United Technologies Corp., 7.50%

7.	Jarden Corp., 1.875%, due 9/15/18

8.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

9.	MetLife, Inc., 5.00%

10.	Teleflex, Inc., 3.875%, due 8/1/17

M-95

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers during six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Convertible Portfolio returned 7.15% for Initial Class shares and 7.02% for Service Class shares. Over the same period, both share classes underperformed the 9.51% return of the Bank of America Merrill Lynch All U.S. Convertibles Index1, which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 7.12% return of the average Lipper1 Convertible Securities Fund for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The strong performance of the equity market was by far the biggest influence on the Portfolio and the convertible bond market in general during the reporting period. Convertible bond performance has a close correlation to the performance of the underlying equity securities of the companies with convertible bonds outstanding.

While the performance of the equity market drove convertible performance in general, our sector exposure hurt relative performance. We had no exposure to the solar energy or utilities sectors, both of which performed exceedingly well. In addition, given the strong performance of the equity market, the best performing convertible bonds were those with the most equity sensitivity. Most “balanced bond” managers like us, who typically own bonds trading below 150% of par value, underperformed the Bank of America All U.S. Convertibles Index because the best-performing bonds were those deep-in-the-money bonds trading at 200% to 300% of par value that are typically not owned by long-only balanced managers

In addition, one of the Portfolio’s larger holdings, machinery company Chart Industries, is equity sensitive. The Portfolio held a large position in Chart Industries’ convertible bonds, which performed poorly after the company missed earnings estimates for three consecutive quarters.

What was the Portfolio’s duration2 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. During the reporting period, the effective duration of the Portfolio remained constant at 4.44 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and whether it provides some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, the financial stability of the company and the valuation of the security in question.

Market conditions generally do not affect our decisions. We stick to our process, which uses fundamental research and focuses on attractive bonds and valuations. Other than late 2008 and early 2009, when market conditions were extreme, we have not altered our decision-making process.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive contribution came from the generic drug industry. (Contributions take weightings and total returns into account.) The Portfolio’s sizeable holdings of equity-sensitive convertible bonds issued by Teva Pharmaceutical Industries and Mylan contributed positively to performance. Teva Pharmaceutical Industries performed well after its largest product, a novel treatment for multiple sclerosis, received an effective patent extension after the U.S. Supreme Court agreed to hear an appeal from the company. Mylan’s convertible bonds performed well after the company outlined plans to increase earnings significantly through new products and acquisitions.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-96	MainStay VP Convertible Portfolio

The next-strongest market segment was the semiconductor industry. The industry benefited from growth in demand and rationalization of supply, which led to improved pricing. Portfolio holdings that benefitted from this trend were the convertible bonds of Micron Technology and Microchip Technology.

The two weakest market segments were software and auto manufacturers. Several convertible bonds issued by software companies, such as Cornerstone OnDemand, Tibco Software and Medidata Solutions, performed poorly after earnings failed to meet investor expectations. The convertible bonds of Ford and the convertible preferred and common shares of General Motors performed poorly because of slight earnings and sales misses. General Motors was also hurt by an auto recall to correct ignition-switch failures on several models.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we initiated a position in the convertible bonds of Pacira Pharmaceuticals. We believed that the company’s postoperative, nonopioid painkiller would see a significant sales increase following its recent introduction. We added to the Portfolio’s convertible-bond position in lodging company MGM Resorts International. During the reporting period, we also initiated a position in the convertible bonds of steel company U.S. Steel.

Several of the Portfolio’s holdings matured during the reporting period and are no longer in the Portfolio. Among these were computer company EMC Corp., which was a large Portfolio holding, and auto parts & equipment manufacturer Goodyear Tire & Rubber. We also sold the Portfolio’s convertible-bond positions in biotechnology company Medivation and specialty pharmaceutical manufacturer Akorn, as the common stocks of these companies reached their respective price targets.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we reduced the Portfolio’s weightings in the energy, consumer discretionary and the financials sectors, and we increased the Portfolio’s weightings in the information technology and materials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held overweight positions relative to the Bank of America Merrill Lynch All U.S. Convertibles Index in the energy, industrial and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the financials sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-97

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Convertible Securities 93.8%† Convertible Bonds 81.9%
Airlines 1.6%
United Airlines, Inc. 4.50%, due 1/15/15	$4,603,000	$10,112,216

Auto Manufacturers 2.4%
Ford Motor Co. 4.25%, due 11/15/16	1,868,000	3,741,837
Navistar International Corp. 4.75%, due 4/15/19 (a)	2,802,000	3,003,394
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	8,340,175

		15,085,406

Biotechnology 8.1%
Acorda Therapeutics, Inc. 1.75%, due 6/15/21	722,000	752,234
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	5,587,000	5,806,988
Cubist Pharmaceuticals, Inc.
1.125%, due 9/1/18 (a)	3,515,000	3,963,163
1.875%, due 9/1/20 (a)	4,595,000	5,249,787
♦Gilead Sciences, Inc. 1.625%, due 5/1/16	6,013,000	21,928,689
Illumina, Inc.
(zero coupon), due 6/15/19 (a)	2,699,000	2,774,909
0.50%, due 6/15/21 (a)	2,699,000	2,783,344
Incyte Corp., Ltd. 0.375%, due 11/15/18 (a)	2,629,000	3,513,001
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,421,043

		50,193,158

Chemicals 1.0%
RPM International, Inc. 2.25%, due 12/15/20	5,191,000	6,479,017

Commercial Services 1.2%
Carriage Services, Inc. 2.75%, due 3/15/21 (a)	98,000	102,104
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (a)	7,239,000	7,555,706

		7,657,810

Computers 3.1%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	2,276,000	5,294,545
SanDisk Corp. 0.50%, due 10/15/20 (a)	3,447,000	4,353,992

	Principal Amount	Value
Computers (continued)
Spansion LLC 2.00%, due 9/1/20 (a)	$5,741,000	$9,440,357

		19,088,894

Electronics 1.6%
Fluidigm Corp. 2.75%, due 2/1/34	2,508,000	2,384,167
InvenSense, Inc. 1.75%, due 11/1/18 (a)	6,080,000	7,535,400

		9,919,567

Finance—Leasing Companies 1.4%
Air Lease Corp. 3.875%, due 12/1/18	5,754,000	8,670,559

Health Care—Products 3.8%
Hologic, Inc. 2.00%, due 3/1/42 (b)	5,246,000	5,747,648
Insulet Corp. 2.00%, due 6/15/19	1,958,000	2,169,709
♦Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	10,489,185
Wright Medical Group, Inc. 2.00%, due 8/15/17	3,663,000	5,041,204

		23,447,746

Health Care—Services 1.2%
WellPoint, Inc. 2.75%, due 10/15/42	4,852,000	7,456,918

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	2,673,000	4,928,344

Household Products & Wares 2.0%
♦Jarden Corp. 1.875%, due 9/15/18	9,099,000	12,585,054

Insurance 1.9%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	3,534,000	7,178,437
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	4,532,303

		11,710,740

Internet 3.4%
BroadSoft, Inc. 1.50%, due 7/1/18	2,000,000	2,043,750

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
HomeAway, Inc. 0.125%, due 4/1/19 (a)	$3,022,000	$2,959,671
Priceline Group, Inc (The) 0.35%, due 6/15/20	4,893,000	5,801,263
1.00%, due 3/15/18	3,944,000	5,607,875
Shutterfly, Inc. 0.25%, due 5/15/18	4,852,000	4,897,488

		21,310,047

Internet Software & Services 1.0%
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (a)	5,567,000	6,311,586

Iron & Steel 1.2%
United States Steel Corp. 2.75%, due 4/1/19	6,219,000	7,754,316

Lodging 1.2%
MGM Resorts International 4.25%, due 4/15/15	4,906,000	7,214,886

Machinery—Diversified 1.2%
Chart Industries, Inc. 2.00%, due 8/1/18	5,340,000	7,486,012

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	292,000	161,148
Liberty Media Corp. 1.375%, due 10/15/23 (a)	3,916,000	3,979,635

		4,140,783

Metal Fabricate & Hardware 1.2%
RTI International Metals, Inc. 1.625%, due 10/15/19	7,493,000	7,558,564

Miscellaneous—Manufacturing 2.1%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	13,293,450

Oil & Gas 0.9%
Energy XXI Bermuda, Ltd. 3.00%, due 12/15/18 (a)	5,418,000	5,370,593

Oil & Gas Services 7.6%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	6,796,000	9,191,590
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	2,525,000	3,059,984

	Principal Amount	Value
Oil & Gas Services (continued)
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(c)	$11,252,000	$23,239,881
Newpark Resources, Inc. 4.00%, due 10/1/17	2,427,000	3,262,798
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	2,007,084
Subsea 7 S.A.
1.00%, due 10/5/17	2,000,000	2,012,000
3.50%, due 10/13/14	3,700,000	4,526,950

		47,300,287

Pharmaceuticals 7.1%
Omnicare, Inc. 3.50%, due 2/15/44	6,968,000	7,926,100
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	2,294,000	8,570,958
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	7,899,000	15,546,219
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	12,143,495

		44,186,772

Real Estate Investment Trusts 2.6%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	7,323,089
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	8,827,568

		16,150,657

Semiconductors 10.1%
Intel Corp. 3.25%, due 8/1/39	6,303,000	9,734,227
Microchip Technology, Inc. 2.125%, due 12/15/37	3,536,000	6,773,650
Micron Technology, Inc. 1.625%, due 2/15/33	2,637,000	7,948,907
Novellus Systems, Inc. 2.625%, due 5/15/41	5,061,000	10,267,504
NVIDIA Corp. 1.00%, due 12/1/18 (a)	7,087,000	7,857,711
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	4,749,000	5,594,916
Rambus, Inc. 1.125%, due 8/15/18 (a)	2,076,000	2,750,700
SunEdison, Inc. 0.25%, due 1/15/20 (a)	5,551,000	5,970,794
Xilinx, Inc. 2.625%, due 6/15/17	3,770,000	6,265,269

		63,163,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-99

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Software 7.2%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	$5,946,000	$7,046,010
Citrix Systems, Inc. 0.50%, due 4/15/19 (a)	2,999,000	3,178,940
Medidata Solutions, Inc. 1.00%, due 8/1/18 (a)	6,356,000	6,860,507
Nuance Communications, Inc. 2.75%, due 11/1/31	5,927,000	5,949,226
Proofpoint, Inc. 1.25%, due 12/15/18 (a)	4,637,000	5,561,502
Salesforce.com, Inc. 0.25%, due 4/1/18	8,549,000	9,858,066
ServiceNow, Inc. (zero coupon), due 11/1/18 (a)	2,233,000	2,461,883
Verint Systems, Inc. 1.50%, due 6/1/21	3,806,000	3,920,180

		44,836,314

Telecommunications 3.4%
Ciena Corp. 4.00%, due 12/15/20	4,844,000	6,736,188
Infinera Corp. 1.75%, due 6/1/18	1,118,000	1,179,490
Ixia 3.00%, due 12/15/15	6,774,000	6,816,337
JDS Uniphase Corp. 0.625%, due 8/15/33 (a)	6,601,000	6,634,005

		21,366,020

Transportation 0.9%
XPO Logistics, Inc. 4.50%, due 10/1/17	2,887,000	5,386,059

Total Convertible Bonds (Cost $419,928,310)		510,165,453

	Shares
Convertible Preferred Stocks 11.9%
Aerospace & Defense 2.1%
♦United Technologies Corp. 7.50%	201,554	13,139,305

Food 0.8%
Post Holdings, Inc.
2.50% (a)	19,292	1,959,392
3.75% (a)	27,639	3,280,749

		5,240,141

	Shares	Value
Hand & Machine Tools 2.4%
♦Stanley Black & Decker, Inc.
4.75%	67,155	$8,928,593
6.25%	50,521	5,760,910

		14,689,503

Insurance 2.1%
Maiden Holdings, Ltd. 7.25%	40,993	1,964,795
♦MetLife, Inc. 5.00%	345,195	11,032,432

		12,997,227

Iron & Steel 1.2%
ArcelorMittal 6.00%	324,819	7,305,179

Oil & Gas 0.7%
Sanchez Energy Corp. Series A 4.88%	48,100	4,420,578

Pharmaceuticals 1.1%
Omnicare Capital Trust II Series B 4.00% Callable 8/13/14 @ $50.00	84,000	6,849,360

Real Estate Investment Trusts 1.5%
American Tower Corp. (d) Series A 5.25%	18,288	1,945,843
Crown Castle International Corp. Series A 4.50%	57,523	5,862,744
Health Care REIT, Inc. Series I 6.50%	26,800	1,547,432

		9,356,019

Total Convertible Preferred Stocks (Cost $63,250,581)		73,997,312

Total Convertible Securities (Cost $483,178,891)		584,162,765

Common Stocks 4.8%
Aerospace & Defense 0.5%
Triumph Group, Inc.	42,886	2,994,300

Auto Manufacturers 0.4%
General Motors Co.	72,307	2,624,744

M-100	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks 0.6%
Bank of America Corp.	173,712	$2,669,953
Citigroup, Inc.	22,229	1,046,986

		3,716,939

Internet 0.2%
TIBCO Software, Inc. (d)	73,482	1,482,132

Oil & Gas 0.2%
Ensco PLC Class A	19,000	1,055,830

Oil & Gas Services 2.1%
Baker Hughes, Inc.	75,000	5,583,750
Cameron International Corp. (d)	33,365	2,259,144
Halliburton Co.	73,392	5,211,566

		13,054,460

Semiconductors 0.2%
ON Semiconductor Corp. (d)	157,001	1,434,989

Transportation 0.6%
Tidewater, Inc.	67,537	3,792,203

Total Common Stocks (Cost $27,266,335)		30,155,597

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (d)	634	16,871
Strike Price $18.33 Expires 7/10/19 (d)	634	11,767

Total Warrants (Cost $569)		28,638

	Principal Amount	Value
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $9,781,806 (Collateralized by a Federal Home Loan Mortgage Corp. security at 2.00% and a maturity date of 11/2/22, with a Principal Amount of $10,655,000 and a Market Value of $9,981,838)	$9,781,806	$9,781,806

Total Short-Term Investment (Cost $9,781,806)		9,781,806

Total Investments (Cost $520,227,601) (e)	100.2%	624,128,806
Other Assets, Less Liabilities	(0.2)	(1,421,848)
Net Assets	100.0%	$622,706,958

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2014.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.7% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	As of June 30, 2014, cost was $521,388,698 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,687,720
Gross unrealized depreciation	(7,947,612)

Net unrealized appreciation	$102,740,108

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-101

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$510,165,453	$—	$510,165,453
Convertible Preferred Stocks	73,997,312	—	—	73,997,312

Total Convertible Securities	73,997,312	510,165,453	—	584,162,765

Common Stocks	30,155,597	—	—	30,155,597
Warrants	28,638	—	—	28,638
Short-Term Investment
Repurchase Agreement	—	9,781,806	—	9,781,806

Total Investments in Securities	$104,181,547	$519,947,259	$—	$624,128,806

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2014, a convertible preferred stock with a value of $3,289,345 was transferred from Level 2 to Level 1 as the price of this security was based on evaluated bid pricing compared with the prior year price which was based on quoted prices. The value as of June 30, 2014, for this security is based on an evaluated bid price in active markets for identical investments.

As of June 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014
Convertible Bonds
Internet	$234	$—	$(0	)(a)(b)	$(234)	$—	$—	$—	$—	$—	$—

Total	$234	$—	$(0)		$(234)	$—	$—	$—	$—	$—	$—

(a)	At Home Corp. was written off on March 3, 2014.

(b)	Less than one dollar

M-102	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $520,227,601)	$624,128,806
Receivables:
Investment securities sold	4,034,459
Dividends and interest	1,783,528
Fund shares sold	349,876
Other assets	2,889

Total assets	630,299,558

Liabilities
Payables:
Investment securities purchased	6,800,053
Fund shares redeemed	329,627
Manager (See Note 3)	299,372
NYLIFE Distributors (See Note 3)	93,279
Shareholder communication	36,930
Professional fees	28,983
Custodian	1,682
Trustees	878
Accrued expenses	1,796

Total liabilities	7,592,600

Net assets	$622,706,958

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,755
Additional paid-in capital	471,574,733

471,619,488
Distributions in excess of net investment income	(2,502,317)
Accumulated net realized gain (loss) on investments	49,688,582
Net unrealized appreciation (depreciation) on investments	103,901,205

Net assets	$622,706,958

Initial Class
Net assets applicable to outstanding shares	$163,823,389

Shares of beneficial interest outstanding	11,720,561

Net asset value per share outstanding	$13.98

Service Class
Net assets applicable to outstanding shares	$458,883,569

Shares of beneficial interest outstanding	33,034,453

Net asset value per share outstanding	$13.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-103

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,569,012
Dividends	1,792,655

Total income	4,361,667

Expenses
Manager (See Note 3)	1,754,174
Distribution and service—Service Class (See Note 3)	541,341
Shareholder communication	45,778
Professional fees	42,356
Custodian	5,503
Trustees	5,191
Miscellaneous	8,892

Total expenses	2,403,235

Net investment income (loss)	1,958,432

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	32,703,668
Net change in unrealized appreciation (depreciation) on investments	6,559,960

Net realized and unrealized gain (loss) on investments	39,263,628

Net increase (decrease) in net assets resulting from operations	$41,222,060

M-104	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,958,432	$5,664,251
Net realized gain (loss) on investments	32,703,668	27,021,603
Net change in unrealized appreciation (depreciation) on investments	6,559,960	82,673,034

Net increase (decrease) in net assets resulting from operations	41,222,060	115,358,888

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,017,016)	(3,650,810)
Service Class	(9,586,624)	(8,394,204)

	(13,603,640)	(12,045,014)

From net realized gain on investments:
Initial Class	—	(10,148,129)
Service Class	—	(25,574,249)

	—	(35,722,378)

Total dividends and distributions to shareholders	(13,603,640)	(47,767,392)

Capital share transactions:
Net proceeds from sale of shares	36,353,359	68,216,417
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,603,640	47,767,392
Cost of shares redeemed	(34,632,126)	(69,400,964)

Increase (decrease) in net assets derived from capital share transactions	15,324,873	46,582,845

Net increase (decrease) in net assets	42,943,293	114,174,341

Net Assets
Beginning of period	579,763,665	465,589,324

End of period	$622,706,958	$579,763,665

Undistributed (distributions in excess of) net investment income at end of period	$(2,502,317)	$9,142,891

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-105

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.38		$11.70	$11.09	$11.96	$10.45	$7.29

Net investment income (loss) (a)	0.06		0.17	0.25	0.29	0.30	0.38
Net realized and unrealized gain (loss) on investments	0.88		2.73	0.75	(0.88)	1.53	2.98

Total from investment operations	0.94		2.90	1.00	(0.59)	1.83	3.36

Less dividends and distributions:
From net investment income	(0.34)		(0.32)	(0.35)	(0.28)	(0.32)	(0.20)
From net realized gain on investments	—		(0.90)	(0.04)	—	—	—

Total dividends and distributions	(0.34)		(1.22)	(0.39)	(0.28)	(0.32)	(0.20)

Net asset value at end of period	$13.98		$13.38	$11.70	$11.09	$11.96	$10.45

Total investment return	7.15	%(b)	25.35%	9.13%	(4.75%)	17.86%	46.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84	%††	1.29%	2.12%	2.43%	2.77%	4.30%
Net expenses	0.63	%††	0.64%	0.64%	0.65%	0.66%	0.66%
Portfolio turnover rate	24%		77%	69%	80%	83%	73%
Net assets at end of period (in 000’s)	$163,823		$160,947	$149,653	$173,777	$223,633	$181,366

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.27		$11.61	$11.01	$11.89	$10.39	$7.26

Net investment income (loss) (a)	0.04		0.13	0.22	0.26	0.27	0.36
Net realized and unrealized gain (loss) on investments	0.88		2.73	0.74	(0.88)	1.53	2.95

Total from investment operations	0.92		2.86	0.96	(0.62)	1.80	3.31

Less dividends and distributions:
From net investment income	(0.30)		(0.30)	(0.32)	(0.26)	(0.30)	(0.18)
From net realized gain on investments	—		(0.90)	(0.04)	—	—	—

Total dividends and distributions	(0.30)		(1.20)	(0.36)	(0.26)	(0.30)	(0.18)

Net asset value at end of period	$13.89		$13.27	$11.61	$11.01	$11.89	$10.39

Total investment return	7.02	%(b)	25.04%	8.86%	(4.99%)	17.56%	45.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59	%††	1.01%	1.87%	2.19%	2.52%	4.03%
Net expenses	0.88	%††	0.89%	0.89%	0.90%	0.91%	0.91%
Portfolio turnover rate	24%		77%	69%	80%	83%	73%
Net assets at end of period (in 000’s)	$458,884		$418,817	$315,937	$314,759	$312,518	$227,463

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-106	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	2.95%	21.94%	14.76%	5.79%	0.71%
Service Class Shares	2.82	21.64	14.47	5.53	0.96

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	6.31%	26.92%	19.24%	8.20%
S&P 500® Index[3]	7.14	24.61	18.83	7.78
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	4.17	26.72	17.93	7.77

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.77% for Initial Class shares and 5.50% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-107

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,029.50	$3.67	$1,021.20	$3.66

Service Class Shares	$1,000.00	$1,028.20	$4.93	$1,019.90	$4.91

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.73% for Initial Class and 0.98% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-108	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of June 30, 2014 (Unaudited)

Internet Software & Services	14.6%
Biotechnology	6.4
Health Care Providers & Services	4.7
Software	4.7
Specialty Retail	4.2
Hotels, Restaurants & Leisure	4.1
Media	4.0
Trading Companies & Distributors	3.9
Textiles, Apparel & Luxury Goods	3.7
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.5
Aerospace & Defense	3.4
Capital Markets	3.3
Oil, Gas & Consumable Fuels	3.1
Beverages	2.9
Energy Equipment & Services	2.8
Internet & Catalog Retail	2.8

Household Durables	2.7%
Banks	2.4
Auto Components	2.2
Diversified Financial Services	2.2
Construction & Engineering	2.0
Chemicals	1.9
Metals & Mining	1.7
Technology Hardware, Storage & Peripherals	1.7
Food & Staples Retailing	1.5
Automobiles	1.1
Personal Products	1.0
Pharmaceuticals	1.0
Electronic Equipment, Instruments & Components	0.9
Food Products	0.7
Short-Term Investment	1.6
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page M-112 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Google, Inc.

2.	Catamaran Corp.

3.	Salesforce.com, Inc.

4.	Facebook, Inc. Class A

5.	Starbucks Corp.
6.	Visa, Inc. Class A

7.	Home Depot, Inc. (The)

8.	Rackspace Hosting, Inc.

9.	Gilead Sciences, Inc.

10.	NIKE, Inc. Class B

M-109

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Cornerstone Growth Portfolio returned 2.95% for Initial Class shares and 2.82% for Service Class shares. Over the same period, both share classes under- performed the 6.31% return of the Russell 1000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Over the same period both share classes underperformed the 7.14% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes also underperformed the 4.17% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The best environment for our style is one of choppy markets. Our style tends to underperform in low-volatility markets. We recently saw a good example of this in the biotechnology and pharmaceutical industries. The recent market correction in these industries, which performed so extraordinarily well in 2013, served the Portfolio well during the reporting period. We held significantly underweight positions in the biotechnology and pharmaceuticals industries throughout 2013. At one point, we were almost 800 basis points underweight relative to the Russell 1000® Growth Index in these industries because of the very high expectations for future growth embedded in the stocks’ high valuations. (A basis point is one- hundredth of a percentage point.) These underweight positions accounted for 24% of our underperformance from January 1, 2013, to the peak in the group on February 25, 2014.

As biotechnology stocks pulled back as part of a broader market rotation toward value from late February through April 2014, we added aggressively to Portfolio positions in one biotechnology company and two pharmaceutical companies. We believed these to be high-quality companies with strong multiyear growth prospects. As a result, our combined relative underweight position in the biotechnology and pharmaceuticals industries dropped to less than 100 basis points.

We like to see a certain amount of market volatility. Indeed, a big part of our process involves pursuing opportunities like the recent biotechnology pur-

chases, in addition to trading around core positions as we attempt to marry the fundamentals of a company with the price of its stock. We began to see a positive shift in performance in April 2014.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Energy, industrials and telecommunication services made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Portfolio’s weakest-contributing sectors relative to the Index were consumer discretionary, consumer staples and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Semiconductor company Micron Technology was the strongest positive contributor to the Portfolio’s absolute performance, followed by oilfield services company Schlumberger and social media website Facebook.

Micron Technology is benefiting from consolidation in the memory-chip industry, which has resulted in tight supply, stable pricing and an improved earnings outlook. As a result, analysts’ earnings expectations have been rising and the valuation multiple has expanded.

Schlumberger’s shares reacted favorably post–analyst day to management’s fiscal year 2017 guidance and commentary, which suggested substantial cash returns to shareholders through dividends and buybacks.

Facebook reported a strong second quarter 2014 with revenue growth driven by an expanding mobile presence and increased user engagement. A combination of better mobile newsfeed ads and the growth of the AppInstall category drove Facebook’s mobile revenue growth during the reporting period.

Online retailer Amazon.com was the biggest detractor from the Portfolio’s absolute performance, followed by natural and organic food retailer Whole Foods Market and biopharmaceutical company Pharmacyclics.

Amazon.com declined in the first quarter after missing fourth-quarter expectations and guiding revenue

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-110	MainStay VP Cornerstone Growth Portfolio

below analysts’ consensus estimates. In our opinion, investor concerns about higher prices for Prime membership were overblown. The higher prices may even increase usage as customers seek to maximize the value of their Prime membership.

Whole Foods Market was a material detractor, and we exited the position because our investment thesis proved false when the company chose to address new competition by changing its business model. In our opinion, the new model—which emphasizes lower prices and lower gross margins—may be too little, too late to allow the company to meet its same-store growth and margin projections.

Pharmacyclics declined beyond the broader biotechnology sell-off early in the second quarter as strong data from competitors raised questions about the duration of the company’s growth. Despite analysts’ concerns, we kept the stock in the Portfolio because we remained optimistic that clinical and commercial results would support the efficacy and tolerability of the company’s primary product, Imbruvica.

Did the Portfolio make any significant purchases or sales during the reporting period?

We initiated a position in social networking service and website Facebook, as we believed the potential for mobile advertising growth and platform utilization remained strong. We initiated a position in biopharmaceutical company Pharmacyclics, as it was one of the faster-growing health care stocks. We also initiated a position in Ameriprise Financial because the company was benefiting from multiple drivers of growth.

We exited the Portfolio’s position in application, server and desktop-virtualization company Citrix

Systems. The move followed VMware’s announced acquisition of AirWatch, which competes directly with Citrix Systems’ ZenMobile mobile device and mobile application management business. In addition, Citrix Systems lowered its 2014 earnings expectations, and the company faced increasing competitive pressures from Microsoft. We exited our position in heart-valve company Edwards Lifesciences to fund other opportunities. Even though the fundamental improvement that we had been long anticipating appeared to be gaining traction, Edwards Lifesciences’ high valuation made the reward-to-risk ratio less attractive than other stocks in the health care sector. We also exited our position in cigarette manufacturer Philip Morris International because of concerns that earnings-per-share may be revised downward if volatile emerging markets cause industry volumes to decline more than management anticipates.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index in the consumer staples, health care and financials sectors. The Portfolio decreased its exposure relative to the Index in the industrials, information technology and energy sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, financials and information technology sectors. As of the same date, the Portfolio held underweight positions in consumer staples, industrials and telecommunications services.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-111

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 3.4%
Precision Castparts Corp.	48,191	$12,163,408
Textron, Inc.	121,623	4,656,945

		16,820,353

Auto Components 2.2%
Johnson Controls, Inc.	218,522	10,910,803

Automobiles 1.1%
Tesla Motors, Inc. (a)	23,758	5,703,345

Banks 2.4%
First Republic Bank	221,514	12,181,055

Beverages 2.9%
Diageo PLC, Sponsored ADR	71,293	9,073,460
SABMiller PLC, Sponsored ADR	91,387	5,349,795

		14,423,255

Biotechnology 6.4%
Alexion Pharmaceuticals, Inc. (a)	47,600	7,437,500
♦Gilead Sciences, Inc. (a)	181,385	15,038,631
Pharmacyclics, Inc. (a)	109,561	9,828,717

		32,304,848

Capital Markets 3.3%
Ameriprise Financial, Inc.	75,092	9,011,040
T. Rowe Price Group, Inc.	90,896	7,672,531

		16,683,571

Chemicals 1.9%
Sherwin-Williams Co. (The)	45,640	9,443,372

Construction & Engineering 2.0%
Fluor Corp.	130,139	10,007,689

Diversified Financial Services 2.2%
CME Group, Inc.	154,751	10,979,583

Electronic Equipment, Instruments & Components 0.9%
Trimble Navigation, Ltd. (a)	115,714	4,275,632

Energy Equipment & Services 2.8%
Schlumberger, Ltd.	119,597	14,106,466

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	65,295	7,519,372

	Shares	Value
Food Products 0.7%
WhiteWave Foods Co. (The) Class A (a)	100,884	$3,265,615

Health Care Providers & Services 4.7%
♦Catamaran Corp. (a)	532,638	23,521,294

Hotels, Restaurants & Leisure 4.1%
♦Starbucks Corp.	267,540	20,702,245

Household Durables 2.7%
PulteGroup, Inc.	679,651	13,701,764

Internet & Catalog Retail 2.8%
Amazon.com, Inc. (a)	32,509	10,558,273
Shutterfly, Inc. (a)	85,475	3,680,554

		14,238,827

Internet Software & Services 14.6%
♦Facebook, Inc. Class A (a)	318,319	21,419,685
♦Google, Inc. Class A (a)	30,277	17,702,054
♦Google, Inc. Class C (a)	28,148	16,192,981
MercadoLibre, Inc.	13,621	1,299,443
♦Rackspace Hosting, Inc. (a)	486,022	16,359,501

		72,973,664

IT Services 3.6%
♦Visa, Inc. Class A	85,906	18,101,253

Media 4.0%
Comcast Corp. Class A	247,616	13,292,027
Walt Disney Co. (The)	81,580	6,994,669

		20,286,696

Metals & Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc.	234,485	8,558,703

Oil, Gas & Consumable Fuels 3.1%
Anadarko Petroleum Corp.	70,364	7,702,747
Cobalt International Energy, Inc. (a)	415,517	7,624,737

		15,327,484

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	67,052	4,979,282

Pharmaceuticals 1.0%
Perrigo Co. PLC	35,564	5,183,809

Semiconductors & Semiconductor Equipment 3.5%
Altera Corp.	149,133	5,183,863
Micron Technology, Inc. (a)	382,209	12,593,787

		17,777,650

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-112	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software 4.7%
♦Salesforce.com, Inc. (a)	404,206	$23,476,285

Specialty Retail 4.2%
♦Home Depot, Inc. (The)	219,275	17,752,504
TJX Cos., Inc. (The)	66,575	3,538,461

		21,290,965

Technology Hardware, Storage & Peripherals 1.7%
Stratasys, Ltd. (a)	76,076	8,644,516

Textiles, Apparel & Luxury Goods 3.7%
Kate Spade & Co. (a)	95,154	3,629,174
♦NIKE, Inc. Class B	189,089	14,663,852

		18,293,026

Trading Companies & Distributors 3.9%
Fastenal Co.	229,223	11,344,246
United Rentals, Inc. (a)	76,936	8,057,508

		19,401,754

Total Common Stocks (Cost $439,840,467)		495,084,176

	Principal Amount	Value
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $8,334,224 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $9,075,000 and a Market Value of $8,501,660)	$8,334,224	$8,334,224

Total Short-Term Investment (Cost $8,334,224)		8,334,224

Total Investments (Cost $448,174,691) (b)	100.3%	503,418,400
Other Assets, Less Liabilities	(0.3)	(1,699,526)
Net Assets	100.0%	$501,718,874

(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $448,754,282 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$66,296,286
Gross unrealized depreciation	(11,632,168)

Net unrealized appreciation	$54,664,118

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$495,084,176	$—	$—	$495,084,176
Short-Term Investment
Repurchase Agreement	—	8,334,224	—	8,334,224

Total Investments in Securities	$495,084,176	$8,334,224	$—	$503,418,400

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-113

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $448,174,691)	$503,418,400
Receivables:
Dividends	266,557
Fund shares sold	25,220
Other assets	2,900

Total assets	503,713,077

Liabilities
Payables:
Investment securities purchased	1,281,893
Fund shares redeemed	331,687
Manager (See Note 3)	287,820
Shareholder communication	44,854
Professional fees	30,777
NYLIFE Distributors (See Note 3)	12,801
Custodian	1,820
Trustees	800
Accrued expenses	1,751

Total liabilities	1,994,203

Net assets	$501,718,874

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,264
Additional paid-in capital	326,626,207

326,640,471
Undistributed net investment income	2,796,437
Accumulated net realized gain (loss) on investments	117,038,257
Net unrealized appreciation (depreciation) on investments	55,243,709

Net assets	$501,718,874

Initial Class
Net assets applicable to outstanding shares	$438,472,426

Shares of beneficial interest outstanding	12,456,546

Net asset value per share outstanding	$35.20

Service Class
Net assets applicable to outstanding shares	$63,246,448

Shares of beneficial interest outstanding	1,807,684

Net asset value per share outstanding	$34.99

M-114	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,073,431

Expenses
Manager (See Note 3)	1,885,989
Distribution and service—Service Class (See Note 3)	76,164
Shareholder communication	38,181
Professional fees	31,634
Trustees	5,156
Custodian	4,642
Miscellaneous	8,786

Total expenses	2,050,552

Net investment income (loss)	22,879

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	24,606,259
Net change in unrealized appreciation (depreciation) on investments	(11,597,916)

Net realized and unrealized gain (loss) on investments	13,008,343

Net increase (decrease) in net assets resulting from operations	$13,031,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-115

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,879	$2,917,299
Net realized gain (loss) on investments and futures transactions	24,606,259	123,847,993
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,597,916)	(13,415,945)

Net increase (decrease) in net assets resulting from operations	13,031,222	113,349,347

Dividends to shareholders:
From net investment income:
Initial Class	—	(3,996,351)
Service Class	—	(354,061)

Total dividends to shareholders	—	(4,350,412)

Capital share transactions:
Net proceeds from sale of shares	11,399,361	119,332,189
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,350,412
Cost of shares redeemed	(109,404,194)	(67,800,003)

Increase (decrease) in net assets derived from capital share transactions	(98,004,833)	55,882,598

Net increase (decrease) in net assets	(84,973,611)	164,881,533

Net Assets
Beginning of period	586,692,485	421,810,952

End of period	$501,718,874	$586,692,485

Undistributed net investment income at end of period	$2,796,437	$2,773,558

M-116	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$34.19		$27.64	$24.14	$24.62	$22.04	$16.52

Net investment income (loss)	0.01	(a)	0.19 (a)	0.31	0.12	0.13	0.12
Net realized and unrealized gain (loss) on investments	1.00		6.62	3.30	(0.48)	2.57	5.51

Total from investment operations	1.01		6.81	3.61	(0.36)	2.70	5.63

Less dividends:
From net investment income	—		(0.26)	(0.11)	(0.12)	(0.12)	(0.11)

Net asset value at end of period	$35.20		$34.19	$27.64	$24.14	$24.62	$22.04

Total investment return	2.95	%(b)	24.71%	14.94%	(1.37%)	12.21%	34.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	0.61%	1.04%	0.40%	0.48%	0.57%
Net expenses	0.73	%††	0.71%	0.65%	0.66%	0.65%	0.68%
Portfolio turnover rate	40%		164%	42%	97%	126%	157%
Net assets at end of period (in 000’s)	$438,472		$522,795	$368,442	$361,067	$417,194	$423,086

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$34.03		$27.52	$24.04	$24.52	$21.96	$16.45

Net investment income (loss)	(0.04	)(a)	0.11 (a)	0.22	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.00		6.59	3.31	(0.46)	2.58	5.51

Total from investment operations	0.96		6.70	3.53	(0.42)	2.63	5.56

Less dividends:
From net investment income	—		(0.19)	(0.05)	(0.06)	(0.07)	(0.05)

Net asset value at end of period	$34.99		$34.03	$27.52	$24.04	$24.52	$21.96

Total investment return	2.82	% (b)	24.40%	14.66%	(1.62%)	11.93%	33.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21	%)††	0.36%	0.82%	0.15%	0.23%	0.32%
Net expenses	0.98	% ††	0.96%	0.90%	0.91%	0.90%	0.93%
Portfolio turnover rate	40%		164%	42%	97%	126%	157%
Net assets at end of period (in 000’s)	$63,246		$63,898	$53,369	$44,646	$48,698	$44,427

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-117

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	2.17%	11.60%	–0.95%	1.37%
Service Class Shares	2.04	11.32	–1.20	1.62

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[2]	6.14%	14.31%	2.18%
Average Lipper Variable Products Emerging Markets Portfolio[3]	4.96	14.51	3.47

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-118	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,021.70	$6.77	$1,018.10	$6.76

Service Class Shares	$1,000.00	$1,020.40	$8.02	$1,016.90	$8.00

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.35% for Initial Class and 1.60% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-119

Country Composition as of June 30, 2014 (Unaudited)

Republic of Korea	20.8%
China	16.4
Brazil	8.8
Taiwan	8.4
Mexico	6.6
South Africa	5.0
Russia	4.3
Malaysia	4.1
Poland	3.7
Indonesia	3.5
Thailand	3.5
United States	3.0

India	2.6%
Czech Republic	2.5
Turkey	1.8
Colombia	1.6
Hungary	1.0
Chile	0.9
Peru	0.8
Philippines	0.3
Greece	0.1
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page M-125 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	China Mobile, Ltd.

2.	Hyundai Motor Co.

3.	America Movil S.A.B. de C.V. Series L

4.	Vale S.A.

5.	Ternium S.A.
6.	Hyundai Mobis

7.	Novolipetsk Steel OJSC

8.	Hyundai Heavy Industries Co., Ltd.

9.	Dongfeng Motor Group Co., Ltd. Class H

10.	Shinhan Financial Group Co., Ltd.

M-120	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”), which is a Subadvisor of the Portfolio, and portfolio manager Rafi U. Zaman, CFA, of DuPont Capital Management Corporation (“DuPont Capital”), which is a Subadvisor of the Portfolio.

How did MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio returned 2.17% for Initial Class shares and 2.04% for Service Class shares. Over the same period, both share classes underperformed the 6.14% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 4.96% return of the average Lipper1 Variable Products Emerging Markets Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

Our portion of the Portfolio is designed to capture the returns of emerging-market value stocks across the market-capitalization spectrum. During the reporting period, value stocks outperformed growth stocks. For this reason, the positioning of our portion of the Portfolio added to performance relative to the style-neutral MSCI Emerging Markets Index. The effect was also boosted by the relatively good performance of small-cap stocks in emerging markets. Our portion of the Portfolio has exposure across a broader spectrum of market capitalizations than those in the Index. Specifically our portion of the Portfolio enjoyed greater exposure to stocks with smaller capitalizations, while the Index is concentrated in large- to mid-cap stocks.

DuPont Capital

In our portion of the Portfolio, the primary detractors from relative performance during the reporting period were overweight positions and weak stock selection in both South Korea and the materials sector. Our portion of the Portfolio had a greater-than-benchmark allocation to export-oriented companies in Korea. These stocks underperformed as the Korean won strengthened during the reporting period. Investors fear that a stronger Korean won will have a significantly negative impact on the earnings and competitiveness of these companies. We believed that these concerns were overly pessimistic and that the long-term impact should be manageable. In addition, sectors that tend to be more economically sensitive (such as consumer discretionary, industrials and materials) lagged sectors considered to provide higher growth (such as health care and information technology). We believe we found attractively valued stocks in economically sensitive areas of the market, particularly within Korea, and we had a greater-than-benchmark allocation to the consumer discretionary, industrials and materials sectors. These sectors underperformed because of widespread concerns regarding economic growth, particularly in China. On the other hand, the health care and information technology sectors performed well, as investors favored companies offering the potential for high growth, despite the relatively high valuations assigned to these companies.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, the sectors that made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index were telecommunication services, energy, and consumer staples. (Contributions take weightings and total returns into account.) Underweight positions in the telecommunications services and consumer staples sectors in our portion of the Portfolio contributed positively to relative performance. The outperformance of individual holdings in our portion of the Portfolio also contributed positively. In energy, individual holdings in our portion of the Portfolio outperformed sector-related holdings in the Index, which made stock selection—rather than relative sector weighting—the primary source of the positive contribution.

The weakest-contributing sectors in our portion of the Portfolio were information technology, materials and consumer discretionary. Our information technology sector holdings significantly outperformed the MSCI Emerging Markets Index, but our portion of the Portfolio held an underweight position in the sector. The materials sector had a negative absolute return in the Index, and our portion of the Portfolio

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-121

underperformed. Our decision to hold an overweight position in the sector detracted from relative performance. In the consumer discretionary sector, holdings in our portion of the Portfolio underperformed sector-related positions in the Index, which detracted from relative performance.

DuPont Capital

In our portion of the Portfolio, the financials, consumer staples and health care sectors were the strongest contributors to performance relative to the MSCI Emerging Markets Index. Favorable stock selection and an underweight allocation to the financials sector contributed positively to the Portfolio’s relative performance. Our portion of the Portfolio owned positions in banks headquartered in Colombia, Thailand and Eastern Europe that performed well. An underweight allocation to the consumer staples sector benefited relative performance when the sector lagged the Index because of valuation and earnings growth concerns. Security selection in the health care sector added to relative performance, mostly because of shares of a pharmaceutical company, Hikma Pharmaceuticals, that performed well earlier in the reporting period.

The industrials, materials and technology sectors were the weakest-contributing sectors relative to the MSCI Emerging Markets Index. Stock selection in the industrials sector detracted from the Portfolio’s relative performance, mostly because of positions in South Korea that were negatively affected by strength in the Korean won. Investors feared the strength of the currency would negatively affect the earnings and competitiveness of Korean companies. Unfavorable stock selection and an overweight allocation to the materials sector detracted from relative performance. Stock selection and an underweight allocation to the technology sector negatively affected relative performance. The Portfolio was underexposed to Internet companies, a segment of the market that showed strong performance as investors looked for growth.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

In our portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period were positions in Exchange-Traded

Fund PowerShares India Portfolio, Brazilian oil company Petroleo Brasileiro S.A. and Indian conglomerate Reliance Industries.

The greatest detractors from absolute performance in our portion of the Portfolio each had a negative total return during the period. They included Brazilian steel manufacturer Gerdau S.A., Korean financial holding company KB Financial Group and Brazilian steel manufacturer Usinas Siderurgicas de Minas Gerais S.A.

Our strategy is designed and managed to capture the returns and diversification benefits of a broad cross-section of deep-value securities across the market capitalization spectrum in emerging-market countries. Recent absolute performance and contribution to Portfolio returns generally do not affect our view of any particular holding, unless a security’s price movement has changed its designation as a value security. As a result, no action would generally be taken on the basis of these measures. Associated price momentum, however, may affect the timing of sales or purchases of a particular security.

DuPont Capital

The largest positive contributors to absolute performance in our portion of the Portfolio included Indonesian heavy equipment and contract mining services company PT United Tractors, large Indonesian bank PT Bank Rakyat Indonesia and Taiwan-based integrated circuit manufacturer Advanced Semiconductor Engineering.

PT United Tractors and PT Bank Rakyat Indonesia both reported better-than-expected earnings. Both also benefited from the nation’s positive political outlook. We have slightly reduced our position in PT United Tractors to fund other opportunities, but—as is the case with PT Bank Rakyat Indonesia, whose position remained broadly unchanged—we believed that the shares remained attractively valued.

Advanced Semiconductor Engineering also did well during the reporting period, benefiting from solid revenues and earnings and better-than-expected guidance. The company had strong smartphone and Apple exposure, and we believed that the shares remained attractively valued.

Weak contributors to absolute performance in our portion of the Portfolio included South Korean heavy machinery manufacturer Hyundai Heavy Industries, Russian steel producer Novolipetsk Steel and Latin American telecommunications provider America Movil.

M-122	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Shares of Hyundai Heavy Industries declined on concerns about economic growth in China, the strength of the Korean won and lower-than-expected margins. Although the stock had a negative return for the reporting period, we felt that the market’s reaction was overly pessimistic, and we continued to hold the shares. Novolipetsk Steel’s share price fell along with the Russian market when Russia annexed Crimea. Despite a negative return for the reporting period, we added slightly to our position because we believed that the company would be able to weather this difficult period. America Movil, which has a dominant position in Mexico, saw its shares decline because of regulatory concerns. We have decreased our position in this negative performer, but we still believed that the company could work with regulators toward a manageable outcome.

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

Security weights in our portion of the Portfolio generally do not change significantly from month to month. This is a result of our long-term investment approach and the large number of securities held. Changes typically occur because of new securities coming into the buy range, securities moving into the sell range and fluctuations in market performance. Security weightings in the Portfolio could also be affected to the extent that a company’s market cap or price-to-book characteristics change.

During the six months ended June 30, 2014, our portion of the Portfolio purchased a number of names that moved into the value range. Among these were Brazilian metals and mining company Vale S.A., which rose to a 3.4% weight by the end of the reporting period. We also initiated a position in Chinese bank China Construction Bank, which represented a 1.1% weight as of June 30, 2014. These two names were among the largest new positions in our portion of the Portfolio.

During the reporting period, the Portfolio trimmed its positions in Russian energy company Gazprom OAO and Brazilian energy company Petroleo Brasileiro S.A.

DuPont Capital

We established a position in CNOOC, a large Chinese oil and gas exploration company. Although the shares declined in the first quarter of 2014 and into the second quarter because of disappointing near-term growth in oil production, we saw the decline as a good buying opportunity.

We added a position in South Korean multinational insurance company Samsung Life Insurance to our portion of the Portfolio. The company is reducing equity holdings to free up capital and reduce volatility. It may also benefit from the runoff of certain low-return savings products and from a possible regulatory change that could allow entry into the health insurance market.

We also added a position in Malaysian banking and financial services firm CIMB Group. We believed that the company had a good presence throughout South East Asia, and despite good financial results, the company’s shares had not participated in the recent market rally.

During the reporting period, we reduced the Portfolio’s exposure to MTN Group, a South Africa–based multinational mobile telecommunications company. The shares had performed well despite increased risks in a number of its core markets. We also reduced our position in South Korean financial services company Shinhan Financial. The stock had performed well over the past year and was reduced to fund the purchase in Samsung Life Insurance. We reduced our position in Sberbank, the largest bank in Russia, to reduce exposure to political risk amid the conflict with Ukraine.

How did the Portfolio’s sector weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the MSCI Emerging Markets Index are a residual of a construction process that targets value stocks. With the exception of excluding REITs and certain highly regulated utilities, we generally do not make an active decision to time or weight sectors or industries.

At the beginning of the reporting period, our portion of the Portfolio held overweight positions relative to the Index in materials, financials and energy—and underweight positions in information technology, telecommunication services and consumer staples. During the reporting period, we increased holdings relative to the Index in materials, information technology and health care, while we decreased holdings in the energy, financials and consumer discretionary sectors.

M-123

DuPont Capital

Our portion of the Portfolio did not significantly change its sector weightings. We slightly decreased our weighting in industrials and telecommunication services relative to the MSCI Emerging Markets Index. The shift resulted primarily from reducing exposure to several companies that had performed well. Despite these reductions, our portion of the Portfolio continued to be overweight relative to the Index in these sectors.

The Portfolio slightly increased its weighting in technology, but continued to have a materially underweight allocation relative to the MSCI Emerging Markets Index. The two most significant purchases were among large technology companies as we sought to reduce the degree to which the Portfolio was underexposed to the sector. The Portfolio also increased its weighting in the energy sector from a slightly underweight position to a modestly overweight position. The increase came when we added a position in a large Chinese energy company.

How was the Portfolio positioned at the end of the reporting period?

DFA

As of June 30, 2014, our portion of the Portfolio held its most substantially overweight sector positions relative to the MSCI Emerging Markets Index in materials, energy and industrials, with Portfolio weights being greater than those of the Index by at least four percentage points in each instance. As of the same date, the most substantially underweight sectors in our portion of the Portfolio were information technology, telecommunication services and consumer staples, with Portfolio weights at least four percentage points smaller than those in the Index in each instance.

DuPont Capital

As of June 30, 2014, our portion of the Portfolio had its most substantially overweight country position in South Korea, and was also overweight in Eastern Europe with a focus on banks in Czech Republic, Hungary and Poland. As of the same date, our portion of the Portfolio was overweight cyclical/economically-sensitive sectors such as consumer discretionary, industrial and materials. In our opinion, valuations in these sectors were very low relative to defensive and growth oriented sectors.

As of June 30, 2014, the most substantially underweight regional positions in our portion of the Portfolio were in Africa and the Middle East. As of the same date, the Portfolio was underweight South Africa, primarily because of an underweight position in consumer and financial stocks. At the end of the reporting period, our portion of the Portfolio did not own any stocks in Egypt, Qatar or the United Arab Emirates.

From a sector standpoint, our portion of the Portfolio maintained underweight positions in defensive and growth-oriented sectors such as consumer staples and technology as of June 30, 2014, because of valuation concerns. As of the same date, our portion of the Portfolio held an underweight position in the financials sector, primarily because we did not have any financial holdings in China. We believed that this underexposure offset the Portfolio’s overweight allocation to cyclical sectors such as materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-124	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 91.8%†
Brazil 5.0%
Banco do Brasil S.A. (Banks)	57,188	$643,187
Banco Santander Brasil S.A., ADR (Banks)	107,652	744,952
Bematech S.A. (Technology Hardware, Storage & Peripherals)	7,200	29,165
BR Properties S.A. (Real Estate Management & Development)	475,000	2,861,394
BrasilAgro—Companhia Brasileira de Propriedades Agricolas (Food Products)	12,600	54,745
Brookfield Incorporacoes S.A. (Household Durables) (a)	58,216	38,205
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods)	14,400	48,945
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	6,501	40,663
Embraer S.A. (Aerospace & Defense)	614,220	5,612,628
Even Construtora e Incorporadora S.A. (Household Durables)	435,000	1,289,545
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)	35,626	346,285
Gafisa S.A., ADR (Household Durables)	43,491	133,082
Gerdau S.A. (Metals & Mining)	17,100	80,179
Gerdau S.A., Sponsored ADR (Metals & Mining)	44,008	259,207
Industrias Romi S.A. (Machinery)	3,600	7,316
JBS S.A. (Food Products)	100,000	343,969
Kepler Weber S.A. (Machinery)	3,300	61,236
Log-in Logistica Intermodal S.A. (Marine) (a)	1,900	5,890
Magnesita Refratarios S.A. (Construction Materials)	29,271	58,555
Marfrig Global Foods S.A. (Food Products) (a)	53,600	144,583
MMX Mineracao e Metalicos S.A. (Metals & Mining) (a)	2,598	2,387
MRV Engenharia e Participacoes S.A. (Household Durables)	23,417	79,064
Natura Cosmeticos S.A. (Personal Products)	104,000	1,753,338
Oi S.A. (Diversified Telecommunication Services)	306,527	288,561
Paranapanema S.A. (Metals & Mining) (a)	40,300	52,894
PDG Realty S.A. Empreendimentos e Participacoes (Household Durables) (a)	180,340	119,166
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	29,107	213,939
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels)	92,139	1,347,994
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	142,949	2,235,722

	Shares	Value
Brazil (continued)
Profarma Distribuidora de Produtos Farmaceuticos S.A. (Health Care Providers & Services)	100	$973
Rodobens Negocios Imobiliarios S.A. (Household Durables)	2,000	9,749
Rossi Residencial S.A. (Household Durables) (a)	84,287	65,995
SLC Agricola S.A. (Food Products)	12,308	107,065
Tecnisa S.A. (Household Durables)	5,700	18,549
Tereos Internacional S.A. (Food Products)	16,700	18,669
TPI—Triunfo Participacoes e Investimentos S.A. (Transportation Infrastructure)	7,500	24,270
♦Vale S.A. (Metals & Mining)	124,581	1,648,675
Vanguarda Agro S.A. (Food Products) (a)	60,632	78,208

		20,868,949

Chile 0.9%
Aguas Andinas S.A. Class A (Water Utilities)	2,776,091	1,750,898
CAP S.A. (Metals & Mining)	1,898	26,935
Cencosud S.A. (Food & Staples Retailing)	52,022	170,831
Cia General de Electricidad S.A. (Electric Utilities)	12,199	48,773
Corpbanca S.A. (Banks)	1,873,312	23,136
Empresa Nacional de Telecomunicaciones S.A. (Wireless Telecommunication Services)	41,897	515,933
Empresas CMPC S.A. (Paper & Forest Products)	140,876	306,989
Empresas Iansa S.A. (Food Products)	96,500	3,490
Enersis S.A., Sponsored ADR (Electric Utilities)	46,881	789,945
Gasco S.A. (Gas Utilities)	1,400	9,341
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	26,299	42,562
Masisa S.A. (Paper & Forest Products)	430,626	17,902
Ripley Corp. S.A. (Multiline Retail)	62,190	40,934
Salfacorp S.A. (Construction & Engineering)	21,782	16,386
Sociedad Matriz SAAM S.A. (Transportation Infrastructure)	285,082	23,713
Socovesa S.A. (Household Durables)	26,762	5,614

		3,793,382

China 16.4%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	108,000	76,084
Agricultural Bank of China, Ltd. Class H (Banks)	1,430,000	631,013
Air China, Ltd. (Airlines)	4,946,000	2,903,631
Aluminum Corp. of China, Ltd. (Metals & Mining) (a)	60,000	21,521

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-125

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)	8,650	$77,936
AMVIG Holdings, Ltd. (Containers & Packaging)	60,000	21,057
Angang Steel Co., Ltd. Class H (Metals & Mining)	112,000	72,110
Asia Cement China Holdings Corp. (Construction Materials)	66,000	41,812
Asian Citrus Holdings, Ltd. (Food Products)	69,000	15,491
Bank of China, Ltd. Class H (Banks)	4,418,000	1,978,022
Bank of Communications Co., Ltd. Class H (Banks)	579,000	401,170
BBMG Corp. Class H (Construction Materials)	42,500	27,199
Beijing Capital Land, Ltd. Class H (Real Estate Management & Development)	90,000	28,799
BYD Electronic International Co., Ltd. (Communications Equipment)	89,000	76,364
C C Land Holdings, Ltd. (Real Estate Management & Development)	187,000	34,985
China Aerospace International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	198,000	17,883
China Agri-Industries Holdings, Ltd. (Food Products)	165,800	63,108
China Aoyuan Property Group, Ltd. (Real Estate Management & Development)	222,000	31,794
China Automation Group, Ltd. (Machinery) (a)	110,000	20,012
China CITIC Bank Corp., Ltd. Class H (Banks)	573,000	347,479
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	339,000	175,833
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	349,000	235,056
China Construction Bank Corp. Class H (Banks)	1,481,000	1,119,769
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	165,000	31,082
China Everbright, Ltd. (Capital Markets)	68,000	91,773
China Glass Holdings, Ltd. (Building Products)	172,000	21,527
China Haidian Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)	130,000	16,270
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	95,000	63,126
China Hongqiao Group, Ltd. (Metals & Mining)	104,500	75,506
China ITS Holdings Co., Ltd. (IT Services)	57,000	11,694

	Shares	Value
China (continued)
China Lumena New Materials Corp. (Chemicals) (b)(c)	260,000	$41,933
China Merchants Bank Co., Ltd. Class H (Banks)	237,500	468,847
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(c)	75,000	17,110
♦China Mobile, Ltd. (Wireless Telecommunication Services)	1,405,500	13,637,180
China National Building Material Co., Ltd. Class H (Construction Materials)	228,000	201,218
China National Materials Co., Ltd. Class H (Construction Materials)	101,000	17,984
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,512,800	1,444,405
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (a)	134,000	11,930
China Properties Group, Ltd. (Real Estate Management & Development) (a)	124,000	27,359
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	155,500	137,234
China Railway Group, Ltd. Class H (Construction & Engineering)	163,000	80,129
China Rare Earth Holdings, Ltd. (Metals & Mining) (a)	130,000	16,438
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (a)	102,000	21,978
China SCE Property Holdings, Ltd. (Real Estate Management & Development)	176,400	37,554
China Shanshui Cement Group Ltd. (Construction Materials)	154,000	54,245
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	2,727,000	7,881,503
China Shipping Container Lines Co., Ltd. Class H (Marine) (a)	364,000	94,400
China Shipping Development Co., Ltd. Class H (Marine) (a)	134,000	78,321
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	57,004
China Tontine Wines Group, Ltd. (Beverages) (a)	298,000	12,304
China Travel International Investment Hong Kong, Ltd (Hotels, Restaurants & Leisure)	290,000	57,249
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	35,401	542,697
China Vanadium Titano—Magnetite Mining Co., Ltd. (Metals & Mining)	138,000	14,422
China Yurun Food Group, Ltd. (Food Products) (a)	113,000	50,301
China Zhongwang Holdings, Ltd. (Metals & Mining)	166,000	51,832

M-126	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	168,000	$23,410
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	108,000	50,026
Citic Pacific, Ltd. (Industrial Conglomerates)	106,000	185,730
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (a)	284,000	47,636
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	2,769,000	4,987,515
Comba Telecom Systems Holdings, Ltd. (Communications Equipment) (a)	79,500	25,439
COSCO Pacific, Ltd. (Transportation Infrastructure)	138,584	192,398
♦Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	4,818,000	8,628,437
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development)	463,000	180,411
Fantasia Holdings Group Co., Ltd. (Real Estate Management & Development) (c)	169,500	19,683
Fosun International, Ltd. (Metals & Mining)	72,000	95,314
Franshion Properties China, Ltd. (Real Estate Management & Development) (c)	286,000	75,648
Global Bio-Chem Technology Group Co., Ltd. (Food Products) (a)	200,000	8,645
Glorious Property Holdings, Ltd. (Real Estate Management & Development) (a)	125,000	17,580
Golden Meditech Holdings, Ltd. (Health Care Equipment & Supplies) (c)	168,000	27,312
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail)	756,000	122,905
Greentown China Holdings, Ltd. (Real Estate Management & Development)	40,000	39,895
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail)	2,500	46,550
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	63,200	77,875
Haitian International Holdings, Ltd. (Machinery)	288,000	668,126
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	70,000	42,449
Heng Tai Consumables Group, Ltd. (Food & Staples Retailing) (a)	1,035,000	18,963
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels) (a)	107,000	12,425
HKC Holdings, Ltd. (Construction & Engineering) (a)	248,000	6,848
Hopson Development Holdings, Ltd. (Real Estate Management & Development) (a)	54,000	52,255
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	977,000	617,684

	Shares	Value
China (continued)
Jiangxi Copper Co., Ltd. Class H (Metals & Mining)	71,000	$112,495
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	74,000	53,182
Kaisa Group Holdings, Ltd. (Real Estate Management & Development)	69,000	20,476
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	58,800	121,236
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	108,000	40,829
KWG Property Holding, Ltd. (Real Estate Management & Development)	77,500	44,498
Lonking Holdings, Ltd. (Machinery)	166,000	28,486
Maanshan Iron & Steel Class H (Metals & Mining) (a)	176,000	36,561
Maoye International Holdings, Ltd. (Multiline Retail)	135,000	21,425
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (a)	217,000	41,998
MIE Holdings Corp. (Oil, Gas & Consumable Fuels)	76,000	14,022
Mingfa Group International Co., Ltd. (Real Estate Management & Development) (a)	52,000	17,444
MMG, Ltd. (Metals & Mining)	48,000	14,430
New World China Land, Ltd. (Real Estate Management & Development)	98,000	58,544
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	140,000	95,376
Pacific Basin Shipping, Ltd. (Marine)	3,626,000	2,255,022
Parkson Retail Group, Ltd. (Multiline Retail)	149,000	42,871
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,000	28,380
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	6,271,550	7,913,883
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development)	174,000	72,739
Real Nutriceutical Group, Ltd. (Personal Products)	97,000	21,777
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development) (a)	1,082,000	51,654
REXLot Holdings, Ltd. (Hotels, Restaurants & Leisure)	242,206	28,438
Samson Holding, Ltd. (Household Durables)	212,000	25,712
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	1,675,000	144,799
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	29,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-127

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	40,000	$122,316
Shanghai Industrial Urban Development Group, Ltd. (Real Estate Management & Development) (a)	70,000	13,367
Shengli Oil & Gas Pipe Holdings, Ltd. (Energy Equipment & Services)	277,500	17,186
Shenzhen Investment, Ltd. (Real Estate Management & Development)	230,799	74,150
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	282,000	966,028
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	304,000	62,366
Shui On Land, Ltd. (Real Estate Management & Development)	349,833	85,310
Sino Oil and Gas Holdings, Ltd. (Oil, Gas & Consumable Fuels) (a)	985,000	30,756
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	374,001	189,645
Sinofert Holdings, Ltd. (Chemicals) (a)	216,000	28,984
Sinotrans Shipping, Ltd. (Marine) (a)	133,000	38,096
Sinotrans, Ltd. Class H (Air Freight & Logistics)	187,000	120,880
Sinotruk Hong Kong, Ltd. (Machinery) (c)	3,025,500	1,506,816
Soho China, Ltd. (Real Estate Management & Development)	193,000	151,155
Sunac China Holdings, Ltd. (Real Estate Management & Development)	41,000	23,223
TCC International Holdings, Ltd. (Construction Materials)	102,000	40,929
Tiangong International Co., Ltd. (Metals & Mining)	152,000	25,692
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	204,000	32,112
Tianneng Power International, Ltd. (Auto Components)	52,000	19,591
TPV Technology, Ltd. (Technology Hardware, Storage & Peripherals)	82,000	15,130
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	2,000	1,507
Weichai Power Co., Ltd. Class H (Machinery)	834,000	3,217,460
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	64,000	31,544
West China Cement, Ltd. (Construction Materials)	288,000	26,755
Xingda International Holdings, Ltd. (Auto Components)	72,000	28,891
Yanchang Petroleum International, Ltd. (Oil, Gas & Consumable Fuels) (a)	70,000	3,477

	Shares	Value
China (continued)
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	82,000	$61,894
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	404,000	77,147
Zoomlion Heavy Industry Science and Technology Co., Ltd. (Machinery)	49,600	30,718

		68,435,157

Colombia 1.6%
BanColombia S.A., Sponsored ADR (Banks)	105,721	6,110,674
Cementos Argos S.A. (Construction Materials)	8,300	52,253
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	6,531	138,795
Grupo Nutresa S.A. (Food Products)	11,214	164,970

		6,466,692

Czech Republic 2.5%
CEZ A.S. (Electric Utilities)	86,847	2,621,381
Komercni Banka A.S. (Banks)	33,984	7,816,195
Unipetrol A.S. (Chemicals) (a)	10,000	64,858

		10,502,434

Greece 0.1%
Alpha Bank A.E. (Banks) (a)	63,484	59,111
Bank Of Greece (Banks)	1,004	19,274
Ellaktor S.A. (Construction & Engineering) (a)	10,547	59,501
GEK Terna Holding Real Estate Construction S.A. (Construction & Engineering) (a)	6,182	31,321
Hellenic Petroleum S.A. (Oil, Gas & Consumable Fuels)	6,880	54,452
Intralot S.A.—Integrated Lottery Systems & Services (Hotels, Restaurants & Leisure) (a)	11,823	32,702
Mytilineos Holdings S.A. (Metals & Mining) (a)	6,902	57,462
Piraeus Bank S.A. (Banks) (a)	3,696	8,199

		322,022

Hungary 1.0%
OTP Bank PLC (Banks)	225,359	4,332,263

India 1.5%
Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (d)	157,989	5,316,330
Sesa Sterlite, Ltd., ADR (Metals & Mining)	27,936	540,841
State Bank of India, GDR (Banks)	3,268	291,505
Tata Steel, Ltd., GDR (Metals & Mining)	21,252	185,530
Tata Steel, Ltd., GDR (Metals & Mining)	4,182	36,509

		6,370,715

M-128	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Indonesia 3.5%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	946,000	$93,762
Agung Podomoro Land Tbk PT (Real Estate Management & Development)	299,000	7,062
AKR Corporindo Tbk PT (Trading Companies & Distributors)	2,805,300	1,024,627
Alam Sutera Realty Tbk PT (Real Estate Management & Development)	512,900	19,123
Aneka Tambang Persero Tbk PT (Metals & Mining)	368,000	33,836
Bank Bukopin Tbk PT (Banks)	584,500	30,815
Bank Danamon Indonesia Tbk PT (Banks)	321,500	112,410
Bank Mandiri Persero Tbk PT (Banks)	422,800	346,835
Bank Negara Indonesia Persero Tbk PT (Banks)	716,500	287,990
Bank Pan Indonesia Tbk PT (Banks) (a)	389,000	29,532
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	227,000	15,797
Bank Rakyat Indonesia Persero Tbk PT (Banks)	2,732,700	2,380,019
Bank Tabungan Negara Persero Tbk PT (Banks)	436,223	38,268
Barito Pacific Tbk PT (Chemicals) (a)	358,000	8,939
Benakat Integra Tbk PT (Oil, Gas & Consumable Fuels) (a)	1,089,000	11,666
Berau Coal Energy Tbk PT (Oil, Gas & Consumable Fuels) (a)	314,000	2,596
Bhakti Investama Tbk PT (Media)	2,097,500	56,617
Bisi International Tbk PT (Food Products)	92,000	4,035
Borneo Lumbung Energi & Metal Tbk PT (Metals & Mining) (a)(b)	932,000	7,626
Bumi Resources Minerals Tbk PT (Metals & Mining) (a)	552,500	11,185
Ciputra Development Tbk PT (Real Estate Management & Development)	1,081,600	84,393
Ciputra Property Tbk PT (Real Estate Management & Development)	565,000	33,123
Energi Mega Persada Tbk PT (Oil, Gas & Consumable Fuels) (a)	5,217,000	41,366
Gajah Tunggal Tbk PT (Auto Components)	226,500	34,964
Garuda Indonesia Persero Tbk PT (Airlines) (a)	343,913	12,242
Hexindo Adiperkasa Tbk PT (Trading Companies & Distributors)	34,500	10,709
Holcim Indonesia Tbk PT (Construction Materials)	81,000	17,936
Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products) (a)	279,000	31,536
Indika Energy Tbk PT (Oil, Gas & Consumable Fuels)	287,500	15,278

	Shares	Value
Indonesia (continued)
Indo Tambangraya Megah Tbk PT (Oil, Gas & Consumable Fuels)	1,721,000	$3,919,612
Indofood Sukses Makmur Tbk PT (Food Products)	405,400	229,117
Intiland Development Tbk PT (Real Estate Management & Development)	876,000	32,291
Kawasan Industri Jababeka Tbk PT (Real Estate Management & Development)	1,962,175	36,744
Lippo Karawaci Tbk PT (Real Estate Management & Development)	2,085,500	168,881
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	69,772
Modernland Realty Tbk Pt (Real Estate Management & Development) (a)	804,400	27,616
Multipolar Corp. Tbk PT (Multiline Retail)	590,200	33,605
Pan Brothers Tbk PT (Textiles, Apparel & Luxury Goods)	541,100	19,672
Panin Financial Tbk PT (Insurance) (a)	2,317,000	47,884
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	227,000	44,328
Polychem Indonesia Tbk PT (Chemicals) (a)	586,000	8,403
Ramayana Lestari Sentosa Tbk PT (Multiline Retail)	4,500	446
Salim Ivomas Pratama Tbk PT (Food Products)	169,000	14,398
Sampoerna Agro Tbk PT (Food Products)	94,000	18,515
Sentul City Tbk PT (Real Estate Management & Development) (a)	1,963,000	17,552
Surya Semesta Internusa Tbk PT (Construction & Engineering)	304,600	17,600
Tiga Pilar Sejahtera Food Tbk PT (Food Products)	390,000	76,158
Timah Persero Tbk PT (Metals & Mining)	524,581	55,755
United Tractors Tbk PT (Machinery)	2,486,100	4,844,278
Vale Indonesia Tbk PT (Metals & Mining)	307,500	92,211

		14,579,125

Malaysia 4.1%
Affin Holdings BHD (Banks)	62,660	64,592
AirAsia BHD (Airlines)	111,400	79,794
Alliance Financial Group BHD (Banks)	22,300	32,780
AMMB Holdings BHD (Banks)	34,200	75,834
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	62,310
BIMB Holdings BHD (Banks)	6,100	8,112
Boustead Holdings BHD (Industrial Conglomerates)	58,300	93,868
Boustead Plantations BHD (Food Products) (a)	11,600	5,852
Cahya Mata Sarawak BHD (Industrial Conglomerates)	48,300	56,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-129

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
CIMB Group Holdings BHD (Banks)	1,473,900	$3,359,996
DRB-Hicom BHD (Automobiles)	108,900	74,951
Eastern & Oriental BHD (Real Estate Management & Development)	38,200	32,716
Evergreen Fibreboard BHD (Paper & Forest Products) (a)	24,000	3,887
Faber Group BHD (Health Care Providers & Services)	64,200	69,978
Genting BHD (Hotels, Restaurants & Leisure)	1,823,100	5,671,993
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	216,900	283,706
Glomac BHD (Real Estate Management & Development)	83,300	26,980
HAP Seng Consolidated BHD (Industrial Conglomerates)	78,500	88,010
HAP Seng Plantations Holdings BHD (Food Products)	11,800	10,069
Hong Leong Financial Group BHD (Banks)	21,000	105,556
IGB Corp. BHD (Real Estate Management & Development)	107,800	89,973
IJM Corp. BHD (Construction & Engineering)	128,500	268,125
IJM Land BHD (Real Estate Management & Development)	44,200	47,077
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates)	39,800	10,970
Insas BHD (Capital Markets)	73,264	27,152
Iris Corp. BHD (Software)	213,600	27,606
JAKS Resources BHD (Construction & Engineering) (a)	176,800	35,790
Jaya Tiasa Holdings BHD (Paper & Forest Products)	40,300	33,134
JCY International BHD (Technology Hardware, Storage & Peripherals)	70,400	15,347
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (a)	613,700	17,201
Kian JOO CAN Factory BHD (Containers & Packaging)	31,300	31,095
KNM Group BHD (Energy Equipment & Services) (a)	120,800	34,047
KSL Holdings BHD (Real Estate Management & Development) (a)	69,100	48,850
KUB Malaysia BHD (Oil, Gas & Consumable Fuels) (a)	149,300	26,735
Kulim Malaysia BHD (Food Products) (a)	60,900	65,054
Kwantas Corp. BHD (Food Products)	35,700	24,904
Lion Industries Corp. BHD (Metals & Mining)	108,300	21,586
Mah Sing Group BHD (Real Estate Management & Development)	71,000	50,414

	Shares	Value
Malaysia (continued)
Malayan Banking BHD (Banks)	1,203,595	$3,684,628
Malayan Flour Mills BHD (Food Products)	20,300	10,052
Malaysian Bulk Carriers BHD (Marine)	30,100	16,592
Malaysian Resources Corp. BHD (Construction & Engineering)	146,000	77,752
MBM Resources BHD (Distributors)	18,200	17,571
Media Prima BHD (Media)	76,000	61,065
Metro Kajang Holdings BHD (Real Estate Management & Development)	46,848	56,609
MISC BHD (Marine)	139,200	281,781
MMC Corp. BHD (Industrial Conglomerates)	113,300	89,624
Mudajaya Group BHD (Construction & Engineering)	24,000	18,761
Muhibbah Engineering (M) BHD (Construction & Engineering)	2,100	1,955
Mulpha International BHD (Diversified Financial Services) (a)	161,400	22,116
Multi-Purpose Holdings BHD (Hotels, Restaurants & Leisure)	50,300	47,778
Naim Holdings BHD (Real Estate Management & Development)	33,000	44,089
OSK Holdings BHD (Capital Markets)	67,700	37,740
Parkson Holdings BHD (Multiline Retail) (a)	17,808	14,309
PPB Group BHD (Food Products)	60,600	285,732
Press Metal BHD (Metals & Mining)	14,900	18,236
RHB Capital BHD (Banks)	68,729	183,006
Rimbunan Sawit BHD (Food Products)	43,600	10,591
Salcon BHD (Water Utilities)	72,400	20,856
Sarawak Plantation BHD (Food Products)	30,200	26,523
Scomi Group BHD (Energy Equipment & Services) (a)	139,000	17,532
Selangor Properties BHD (Real Estate Management & Development)	31,300	58,779
SP Setia BHD (Real Estate Management & Development)	52,500	50,195
Star Publications Malaysia BHD (Media)	26,800	22,201
Sunway BHD (Real Estate Management & Development)	71,766	67,944
Ta Ann Holdings BHD (Paper & Forest Products)	11,100	15,037
TA Enterprise BHD (Hotels, Restaurants & Leisure)	174,000	46,602
TDM BHD (Food Products)	30,000	9,717
TH Plantations BHD (Food Products)	30,300	19,061
Time dotCom BHD (Diversified Telecommunication Services) (a)	14,340	20,632
Unisem M BHD (Semiconductors & Semiconductor Equipment)	22,900	10,412
UOA Development BHD (Real Estate Management & Development)	48,900	31,524

M-130	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
Wah Seong Corp. BHD (Energy Equipment & Services)	55,768	$32,825
WCT Holdings BHD (Construction & Engineering)	97,060	65,896
YTL Corp. BHD (Multi-Utilities)	527,360	266,061

		16,843,935

Mexico 6.6%
Alpek S.A. de C.V. (Chemicals)	17,000	32,864
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	11,073,320	11,505,635
Axtel S.A.B. de C.V. (Diversified Telecommunication Services) (a)	141,000	52,494
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)	115,333	1,525,856
Cia Minera Autlan S.A.B. de C.V. (Metals & Mining)	21,790	25,110
Consorcio ARA S.A.B. de C.V. (Household Durables) (a)	108,695	50,437
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	61,333	229,996
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)(b)	88,600	1,661
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)	17,519	136,999
Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR (Beverages)	428	40,082
Gruma S.A.B. de C.V. Class B (Food Products) (a)	21,500	257,317
Grupo Aeromexico S.A.B. de C.V. (Airlines) (a)	4,000	6,891
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation Infrastructure) (a)	5,534	22,322
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	49,341	334,150
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure)	4,000	508,080
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	31,400	110,730
Grupo Famsa S.A.B. de C.V. Class A (Multiline Retail) (a)	1,000	1,287
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	222,879	1,593,919
Grupo Financiero Inbursa S.A.B. de C.V. (Banks)	48,594	144,844
Grupo Financiero Interacciones S.A. de C.V. (Capital Markets)	5,121	37,104
Grupo Financiero Santander Mexico S.A.B de C.V. (Banks)	21,233	56,300

	Shares	Value
Mexico (continued)
Grupo Sanborns S.A.B de C.V. (Multiline Retail)	5,433	$10,009
Grupo Simec S.A.B. de C.V. Series B (Metals & Mining) (a)	17,499	81,105
Industrias Bachoco S.A.B. de C.V., ADR (Food Products)	3,919	210,725
Industrias CH S.A.B. de C.V. Series B (Metals & Mining) (a)	25,200	142,768
Megacable Holdings S.A.B. de C.V. (Media)	59,751	252,664
Mexichem S.A.B de C.V. (Chemicals)	39,900	165,277
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	76,500	233,507
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing) (a)	83,845	276,478
♦Ternium S.A., Sponsored ADR (Metals & Mining)	331,242	9,251,589
TV Azteca S.A.B. de C.V. (Media)	83,664	47,076
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)(b)(c)	101,900	41

		27,345,317

Peru 0.8%
Cia de Minas Buenaventura S.A., ADR (Metals & Mining)	294,640	3,479,699

Philippines 0.3%
Atlas Consolidated Mining & Development (Metals & Mining)	32,500	10,424
BDO Unibank, Inc. (Banks)	92,670	198,503
Cebu Air, Inc. (Airlines)	5,000	6,529
China Banking Corp. (Banks)	35,453	44,753
East West Banking Corp. (Banks) (a)	17,000	11,742
Filinvest Land, Inc. (Real Estate Management & Development)	1,563,000	58,366
First Philippine Holdings Corp. (Electric Utilities)	22,100	38,479
JG Summit Holdings, Inc. (Industrial Conglomerates)	115,660	135,798
Lopez Holdings Corp. (Media)	273,200	33,485
LT Group, Inc. (Beverages)	172,000	58,161
Megaworld Corp. (Real Estate Management & Development)	1,384,000	142,680
Metropolitan Bank & Trust Co. (Banks)	24,250	48,555
Petron Corp. (Oil, Gas & Consumable Fuels)	170,700	49,822
Philippine National Bank (Banks) (a)	26,231	54,385
Rizal Commercial Banking Corp. (Banks)	19,780	24,017
Robinsons Land Corp. (Real Estate Management & Development)	157,300	85,046
San Miguel Corp. (Industrial Conglomerates)	54,870	104,335
Security Bank Corp. (Banks)	6,830	19,293

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-131

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Philippines (continued)
Top Frontier Investment Holdings Inc. (Industrial Conglomerates) (a)	6,992	$19,222
Union Bank of Philippines (Banks)	23,150	63,643
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	484,000	67,860

		1,275,098

Poland 3.7%
Asseco Poland S.A. (Software)	8,692	117,719
Bank Handlowy w Warszawie S.A. (Banks)	100,704	3,970,926
Bank Pekao S.A. (Banks)	78,857	4,514,238
Enea S.A. (Electric Utilities)	14,166	73,701
Getin Holding S.A. (Banks) (a)	336	345
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	137,761	1,678,408
KGHM Polska Miedz S.A. (Metals & Mining)	10,052	411,924
Kopex S.A. (Machinery)	2,064	7,503
Lubelski Wegiel Bogdanka S.A. (Oil, Gas & Consumable Fuels)	2,615	102,898
Netia S.A. (Diversified Telecommunication Services)	23,993	41,004
Orange Polska S.A. (Diversified Telecommunication Services)	991,112	3,165,658
PGE S.A. (Electric Utilities)	84,186	600,160
Polimex-Mostostal S.A. (Construction & Engineering) (a)	58,304	1,728
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	38,955	525,916
Tauron Polska Energia S.A. (Electric Utilities)	138,576	235,911
Zaklady Azotowe w Tarnowie-Moscicach S.A. (Chemicals)	2,381	56,834

		15,504,873

Republic of Korea 20.8%
AUK Corp. (Semiconductors & Semiconductor Equipment) (a)	11,290	21,870
BS Financial Group, Inc. (Banks)	14,830	218,390
China Ocean Resources Co., Ltd. (Food Products) (a)	7,670	12,697
COSMO Chemical Co., Ltd. (Chemicals) (a)	2,200	14,112
Dae Han Flour Mills Co., Ltd. (Food Products)	258	43,859
Daechang Co., Ltd. (Metals & Mining) (a)	25,940	23,074
Daelim Industrial Co., Ltd. (Construction & Engineering)	3,282	273,446
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	6,440	55,820
Daewoo Securities Co., Ltd. (Capital Markets) (a)	7,530	64,896

	Shares	Value
Republic of Korea (continued)
Daishin Securities Co., Ltd. (Capital Markets)	3,040	$26,110
Daou Technology, Inc. (Internet Software & Services)	1,950	22,356
DGB Financial Group, Inc. (Banks)	11,270	168,749
Dongbu Securities Co., Ltd. (Capital Markets) (a)	7,510	23,826
Dongkuk Steel Mill Co., Ltd. (Metals & Mining)	6,592	45,606
Dongwha Pharm Co., Ltd. (Pharmaceuticals)	7,240	40,572
Doosan Corp. (Industrial Conglomerates)	565	69,801
Doosan Heavy Industries & Construction Co., Ltd. (Construction & Engineering)	2,720	94,224
Doosan Infracore Co., Ltd. (Machinery) (a)	5,110	65,403
E-Mart Co., Ltd. (Food & Staples Retailing)	215	49,298
Eugene Investment & Securities Co., Ltd. (Capital Markets) (a)	10,150	22,521
GS Engineering & Construction Corp. (Construction & Engineering) (a)	2,971	98,955
GS Holdings (Oil, Gas & Consumable Fuels)	5,501	245,202
Gwangju Shinsegae Co., Ltd. (Multiline Retail)	47	11,520
Hana Financial Group, Inc. (Banks)	18,526	686,623
Handsome Co., Ltd. (Textiles, Apparel & Luxury Goods)	980	26,781
Hanil Cement Co., Ltd. (Construction Materials)	446	60,830
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (a)	5,540	46,924
Hanjin Transportation Co., Ltd. (Air Freight & Logistics)	1,660	59,883
Hansol Paper Co. (Paper & Forest Products)	4,580	53,187
Hanwha Chemical Corp. (Chemicals)	9,140	165,763
Hanwha Corp. (Chemicals)	3,560	90,953
Hanwha Life Insurance Co., Ltd. (Insurance)	19,850	126,736
Hanwha Securities Co. (Capital Markets) (a)	7,600	25,914
HMC Investment Securities Co., Ltd. (Capital Markets) (a)	2,540	25,606
Hyosung Corp. (Chemicals)	2,653	177,251
Hyundai BNG Steel Co., Ltd. (Metals & Mining) (a)	1,180	26,240
Hyundai Department Store Co., Ltd. (Multiline Retail)	31,826	4,372,222
Hyundai Development Co. (Construction & Engineering)	7,400	235,135
♦Hyundai Heavy Industries Co., Ltd. (Machinery)	49,720	8,697,806
♦Hyundai Mobis (Auto Components)	32,132	9,019,063
♦Hyundai Motor Co. (Automobiles)	50,897	11,544,635

M-132	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Hyundai Securities Co., Ltd. (Capital Markets) (a)	14,040	$82,009
Hyundai Steel Co. (Metals & Mining)	5,379	395,530
Industrial Bank of Korea (Banks)	17,540	234,029
ISU Chemical Co., Ltd. (Chemicals)	1,460	18,037
JB Financial Group Co., Ltd. (Banks)	10,847	79,439
Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	64,770	1,901,234
KB Financial Group, Inc. (Banks)	25,300	880,174
KCC Corp. (Building Products)	513	312,830
Keangnam Enterprises, Ltd. (Construction & Engineering) (a)	3,550	11,438
KISWIRE, Ltd. (Metals & Mining)	940	36,976
KJB Financial Group Co., Ltd. (Banks) (a)	1,777	19,583
KNB Financial Group Co., Ltd. (Banks) (a)	2,716	34,494
Kolon Industries, Inc. (Chemicals)	2,297	161,639
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,120	203,424
Korean Air Lines Co., Ltd. (Airlines) (a)	1,180	38,952
Korean Reinsurance Co. (Insurance)	6,900	71,264
KTB Investment & Securities Co., Ltd. (Capital Markets) (a)	16,210	34,125
Kyobo Securities Co. (Capital Markets) (a)	6,510	41,629
LG Chem, Ltd. (Chemicals)	26,558	7,769,488
LG Corp. (Industrial Conglomerates)	5,362	331,217
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	17,627	554,001
LG Display Co., Ltd., ADR (Electronic Equipment, Instruments & Components) (a)	1,600	25,232
LG Electronics, Inc. (Household Durables)	8,700	638,871
LG International Corp. (Trading Companies & Distributors)	1,820	51,715
LIG Insurance Co., Ltd. (Insurance)	300	8,243
Lotte Chemical Corp. (Chemicals)	1,146	208,971
Lotte Chilsung Beverage Co., Ltd. (Beverages)	71	123,362
Lotte Confectionery Co., Ltd. (Food Products)	67	127,934
Lotte Shopping Co., Ltd. (Multiline Retail)	994	303,073
Meritz Securities Co., Ltd. (Capital Markets)	31,740	67,759
Mirae Asset Securities Co., Ltd. (Capital Markets)	3,030	134,311
Moorim P&P Co., Ltd. (Paper & Forest Products)	6,320	24,548
Nexen Corp. (Auto Components)	133	11,344
Pan Ocean Co., Ltd. (Marine) (a)	674	1,958
Poongsan Corp. (Metals & Mining)	2,400	64,163
Poongsan Holdings Corp. (Metals & Mining)	1,230	44,311
POSCO (Metals & Mining)	4,302	1,292,556

	Shares	Value
Republic of Korea (continued)
POSCO, ADR (Metals & Mining)	87,003	$6,476,503
S&T Dynamics Co., Ltd. (Aerospace & Defense)	2,240	24,131
S&T Motiv Co., Ltd. (Auto Components)	750	23,757
Samsung C&T Corp. (Trading Companies & Distributors)	2,909	214,481
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	5,231	6,834,732
Samsung Heavy Industries Co., Ltd. (Machinery)	54,970	1,469,597
Samsung Life Insurance Co., Ltd. (Insurance)	43,825	4,418,017
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	1,760	281,795
Samsung Securities Co., Ltd. (Capital Markets)	2,820	123,469
Samyang Holdings Corp. (Food Products)	263	17,753
Seah Besteel Corp. (Metals & Mining)	900	28,820
SeAH Steel Corp. (Metals & Mining)	146	16,522
♦Shinhan Financial Group Co., Ltd. (Banks)	174,946	8,100,633
Shinsegae Co., Ltd. (Multiline Retail)	15,647	3,378,997
Shinsung Solar Energy Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	11,829	15,140
SK Chemicals Co., Ltd. (Chemicals)	1,420	90,522
SK Gas Co., Ltd. (Oil, Gas & Consumable Fuels)	664	63,919
SK Holdings Co., Ltd. (Industrial Conglomerates)	2,310	416,658
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	3,716	415,011
SK Networks Co., Ltd. (Trading Companies & Distributors) (a)	13,210	140,351
SK Securities Co., Ltd. (Capital Markets) (a)	29,350	20,567
SKC Co., Ltd. (Chemicals)	900	30,554
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (a)	7,890	87,727
Taekwang Industrial Co., Ltd. (Chemicals)	30	37,448
Tongyang Life Insurance (Insurance)	2,340	22,503
UNID Co., Ltd. (Chemicals)	639	42,693
Woori Finance Holdings Co., Ltd. (Banks) (a)	23,425	278,979
Woori Investment & Securities Co., Ltd. (Capital Markets)	9,300	80,242
Youlchon Chemical Co., Ltd. (Containers & Packaging)	4,830	62,296
Young Poong Corp. (Metals & Mining)	19	22,666

		86,730,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-133

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Russia 4.3%
CTC Media, Inc. (Media)	35,996	$396,316
Federal Hydrogenerating Co. JSC, ADR (Electric Utilities)	165,341	316,628
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	339,403	2,957,897
Globaltrans Investment PLC (Road & Rail)	51,125	585,381
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	6,671	398,325
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining) (a)	18,065	47,330
Mechel, Sponsored ADR (Metals & Mining) (a)	1,024	2,243
♦Novolipetsk Steel OJSC, GDR (Metals & Mining)	639,776	8,988,853
Phosagro OAO, GDR (Chemicals)	195,882	2,452,443
Sberbank of Russia, Sponsored ADR (Banks)	188,029	1,904,734

		18,050,150

South Africa 5.0%
Adcorp Holdings, Ltd. (Professional Services)	5,519	17,852
AECI, Ltd. (Chemicals)	8,878	104,891
African Bank Investments, Ltd. (Diversified Financial Services)	30,700	19,601
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	254,139
Allied Electronics Corp., Ltd. (Industrial Conglomerates)	5,283	13,189
Anglo American Platinum, Ltd. (Metals & Mining) (a)	1,258	54,539
AngloGold Ashanti, Ltd., Sponsored ADR (Metals & Mining) (a)	224,969	3,871,716
ArcelorMittal South Africa, Ltd. (Metals & Mining) (a)	20,652	60,315
Aveng, Ltd. (Construction & Engineering) (a)	46,337	100,865
Barclays Africa Group, Ltd. (Banks)	165,321	2,510,516
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	267,468
Bidvest Group, Ltd. (Industrial Conglomerates)	4,527	120,286
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	36,701
Business Connexion Group, Ltd. (IT Services)	16,350	9,378
Clover Industries, Ltd. (Food Products)	6,892	10,894
DataTec, Ltd. (Electronic Equipment, Instruments & Components) (a)	18,766	94,933
DRDGOLD, Ltd., Sponsored ADR (Metals & Mining)	5,200	15,444

	Shares	Value
South Africa (continued)
Eqstra Holdings, Ltd. (Trading Companies & Distributors)	12,633	$7,840
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	9,457	123,159
Gold Fields, Ltd. (Metals & Mining)	15,436	55,735
Gold Fields, Ltd., Sponsored ADR (Metals & Mining)	70,717	263,067
Grindrod, Ltd. (Marine)	50,593	126,447
Group Five, Ltd. (Construction & Engineering)	16,436	63,364
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining) (a)	52,500	155,925
Hudaco Industries, Ltd. (Trading Companies & Distributors)	2,204	19,742
Hulamin, Ltd. (Metals & Mining) (a)	3,311	2,413
Illovo Sugar, Ltd. (Food Products)	21,325	58,952
Impala Platinum Holdings, Ltd. (Metals & Mining)	255,371	2,566,437
Imperial Holdings, Ltd. (Distributors)	10,114	190,202
Investec, Ltd. (Capital Markets)	30,427	278,893
JD Group, Ltd. (Specialty Retail)	14,617	36,890
Lewis Group, Ltd. (Specialty Retail)	11,215	68,334
Liberty Holdings, Ltd. (Insurance)	11,147	136,259
MMI Holdings, Ltd. (Insurance)	134,087	330,962
Mondi, Ltd. (Paper & Forest Products)	9,353	170,509
Mpact, Ltd. (Containers & Packaging)	10,850	28,454
MTN Group, Ltd. (Wireless Telecommunication Services)	77,288	1,627,808
Murray & Roberts Holdings, Ltd. (Construction & Engineering) (a)	42,355	96,817
Nedbank Group, Ltd. (Banks)	26,474	570,479
Northam Platinum, Ltd. (Metals & Mining) (a)	19,499	83,423
Petmin, Ltd. (Metals & Mining)	91,673	20,860
Raubex Group, Ltd. (Construction & Engineering)	12,126	25,825
Reunert, Ltd. (Industrial Conglomerates)	368,768	2,249,017
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (a)	7,248	48,388
Sappi, Ltd. (Paper & Forest Products) (a)	48,592	174,858
Sibanye Gold, Ltd. (Metals & Mining)	22,674	60,848
Sibanye Gold, Ltd., Sponsored ADR (Metals & Mining)	9,835	108,480
Standard Bank Group, Ltd. (Banks)	136,909	1,866,648
Steinhoff International Holdings, Ltd. (Household Durables)	162,593	905,842
Super Group, Ltd. (Specialty Retail) (a)	23,062	66,031
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	35,206	151,285
Tongaat Hulett, Ltd. (Food Products)	14,390	200,810

M-134	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Trencor, Ltd. (Marine)	19,868	$149,173
Zeder Investments, Ltd. (Capital Markets)	33,798	18,115

		20,671,018

Taiwan 8.4%
Ability Enterprise Co., Ltd. (Household Durables)	43,000	31,395
Accton Technology Corp. (Communications Equipment)	58,000	37,879
Acer, Inc. (Technology Hardware, Storage & Peripherals) (a)	241,000	172,327
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	2,238,000	2,911,993
AGV Products Corp. (Food Products) (a)	89,000	28,526
Alpha Networks, Inc. (Communications Equipment)	22,000	17,094
Altek Corp. (Household Durables)	40,000	37,310
Ambassador Hotel (The) (Hotels, Restaurants & Leisure)	21,000	20,045
AmTRAN Technology Co., Ltd. (Household Durables)	88,000	66,314
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	43,430	39,564
Asia Cement Corp. (Construction Materials)	106,000	145,201
Asia Optical Co., Inc. (Electronic Equipment, Instruments & Components) (a)	31,000	37,688
Asia Vital Components Co., Ltd. (Technology Hardware, Storage & Peripherals)	48,288	36,873
AU Optronics Corp., Sponsored ADR (Electronic Equipment, Instruments & Components) (a)	83,462	349,706
Audix Corp. (Electrical Equipment)	15,000	15,323
AVerMedia Technologies, Inc. (Household Durables)	36,000	15,554
Bank of Kaohsiung (Banks)	111,980	35,967
BES Engineering Corp. (Construction & Engineering)	155,000	41,686
Biostar Microtech International Corp. (Technology Hardware, Storage & Peripherals)	68,000	29,379
Capital Securities Corp. (Capital Markets)	154,000	59,056
Carnival Industrial Corp. (Textiles, Apparel & Luxury Goods)	100,000	28,267
Cathay Real Estate Development Co., Ltd. (Real Estate Management & Development)	56,000	33,478
Champion Building Materials Co., Ltd. (Building Products) (a)	70,000	24,382

	Shares	Value
Taiwan (continued)
Chang Hwa Commercial Bank (Banks)	421,639	$261,247
Charoen Pokphand Enterprise Taiwan Co., Ltd. (Food Products)	70,000	67,871
Cheng Loong Corp. (Containers & Packaging)	109,000	47,275
Cheng Uei Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	25,000	48,982
Chia Hsin Cement Corp. (Construction Materials) (a)	78,280	41,817
Chicony Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	282,000	761,243
Chien Kuo Construction Co., Ltd. (Construction & Engineering)	73,000	32,884
Chimei Innolux Corp. (Electronic Equipment, Instruments & Components) (a)	647,907	303,795
China Airlines, Ltd. (Airlines) (a)	212,000	72,778
China Development Financial Holding Corp. (Banks)	1,034,000	340,072
China Electric Manufacturing Corp. (Electrical Equipment)	50,000	20,263
China General Plastics Corp. (Chemicals)	70,220	39,040
China Life Insurance Co. Ltd/Taiwan (Insurance)	103,000	95,038
China Man-Made Fiber Corp. (Chemicals) (a)	118,000	44,065
China Metal Products Co., Ltd. (Metals & Mining)	11,000	12,876
China Motor Corp. (Automobiles)	67,000	66,870
China Petrochemical Development Corp. (Chemicals)	192,600	78,374
China Steel Corp. (Metals & Mining)	615,000	516,997
China Synthetic Rubber Corp. (Chemicals)	53,000	53,075
Chinese Maritime Transport, Ltd. (Marine)	23,000	27,269
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,384,000	2,433,519
Chung Hsin Electric & Machinery Manufacturing Corp. (Construction & Engineering)	54,000	38,613
Chung Hung Steel Corp. (Metals & Mining) (a)	103,000	26,838
Chunghwa Picture Tubes Ltd. (Electronic Equipment, Instruments & Components) (a)	485,000	30,051
CMC Magnetics Corp. (Technology Hardware, Storage & Peripherals) (a)	266,000	42,228
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	4,144,000	3,386,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-135

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Compeq Manufacturing Co. (Electronic Equipment, Instruments & Components)	107,000	$70,418
Continental Holdings Corp. (Construction & Engineering)	82,000	31,720
Coretronic Corp. (Electronic Equipment, Instruments & Components)	84,000	94,105
Coxon Precise Industrial Co., Ltd. (Electronic Equipment, Instruments & Components)	15,000	27,380
CSBC Corp. Taiwan (Machinery)	48,410	29,103
CTBC Financial Holding Co., Ltd. (Banks)	266,000	177,286
D-Link Corp. (Communications Equipment)	70,000	46,420
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components) (a)	75,000	50,112
E.Sun Financial Holding Co., Ltd. (Banks)	502,568	322,332
Eastern Media International Corp. (Commercial Services & Supplies) (a)	116,281	52,575
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	30,000	24,617
Epistar Corp. (Semiconductors & Semiconductor Equipment) (a)	67,000	166,053
Eternal Materials Co., Ltd. (Chemicals)	38,000	40,472
EVA Airways Corp. (Airlines) (a)	123,000	59,115
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	38,929
Evergreen Marine Corp. Taiwan, Ltd. (Marine) (a)	166,000	90,622
Excelsior Medical Co., Ltd. (Health Care Providers & Services)	16,500	34,538
Far Eastern Department Stores, Ltd. (Multiline Retail)	78,000	73,277
Far Eastern International Bank (Banks)	154,746	57,010
Far Eastern New Century Corp. (Industrial Conglomerates)	198,000	213,199
Farglory Land Development Co., Ltd. (Real Estate Management & Development)	29,000	39,482
Federal Corp. (Auto Components)	33,000	23,320
First Financial Holding Co., Ltd. (Banks)	637,909	410,203
First Insurance Co., Ltd. (Insurance)	63,000	38,402
First Steamship Co., Ltd. (Marine)	12,881	8,671
Forhouse Corp. (Semiconductors & Semiconductor Equipment)	52,000	21,160
Formosa Epitaxy, Inc. (Semiconductors & Semiconductor Equipment) (a)	41,000	25,060
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	90,629
Formosan Rubber Group, Inc. (Chemicals)	52,000	49,287
Foxconn Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	61,000	147,913

	Shares	Value
Taiwan (continued)
FSP Technology, Inc. (Electrical Equipment)	35,000	$37,921
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	590,462	853,320
Fulltech Fiber Glass Corp. (Electronic Equipment, Instruments & Components) (a)	30,772	14,222
Fwusow Industry Co., Ltd. (Food Products)	59,976	31,838
Gemtek Technology Corp. (Communications Equipment)	36,000	35,388
Getac Technology Corp. (Technology Hardware, Storage & Peripherals)	43,000	24,051
Gigabyte Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	61,000	97,758
Gintech Energy Corp. (Semiconductors & Semiconductor Equipment) (a)	35,000	36,925
Global Brands Manufacture, Ltd. (Electronic Equipment, Instruments & Components) (a)	73,257	26,866
Gloria Material Technology Corp. (Metals & Mining)	26,250	23,562
Gold Circuit Electronics, Ltd. (Electronic Equipment, Instruments & Components) (a)	115,000	36,782
Goldsun Development & Construction Co., Ltd. (Construction Materials)	145,000	50,749
Grand Pacific Petrochemical Corp. (Chemicals)	95,000	59,498
Great Wall Enterprise Co., Ltd. (Food Products)	21,000	25,566
Green Energy Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	29,825	28,219
HannStar Display Corp. (Electronic Equipment, Instruments & Components) (a)	193,000	79,183
Harvatek Corp. (Semiconductors & Semiconductor Equipment) (a)	57,570	43,768
Hey Song Corp. (Beverages)	22,500	25,320
Ho Tung Chemical Corp. (Chemicals)	109,200	49,557
Holy Stone Enterprise Co., Ltd. (Electronic Equipment, Instruments & Components)	7,700	11,889
Hua Nan Financial Holdings Co., Ltd. (Banks)	250,950	157,169
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	40,000	32,956
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (a)	63,000	114,572
ITE Technology, Inc. (Semiconductors & Semiconductor Equipment)	25,472	33,698

M-136	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Jih Sun Financial Holdings Co., Ltd. (Capital Markets)	53,000	$15,141
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	127,765
Kinpo Electronics (Household Durables)	70,000	32,705
Kwong Fong Industries Corp. (Textiles, Apparel & Luxury Goods)	54,400	36,348
KYE Systems Corp. (Technology Hardware, Storage & Peripherals)	71,000	34,599
L&K Engineering Co., Ltd. (Commercial Services & Supplies)	23,000	20,644
LCY Chemical Corp. (Chemicals)	21,000	17,056
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	88,580	31,595
Leofoo Development Co. Ltd. (Hotels, Restaurants & Leisure) (a)	27,000	10,942
Li Peng Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	49,926	22,156
Lien Hwa Industrial Corp. (Food Products)	57,000	40,090
Lingsen Precision Industries, Ltd. (Semiconductors & Semiconductor Equipment)	52,000	33,961
Lite-On Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	23,000	16,985
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	66,000	110,192
Macronix International Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	414,154	102,089
Marketech International Corp. (Electronic Equipment, Instruments & Components)	47,000	37,543
Masterlink Securities Corp. (Capital Markets)	102,000	36,382
Mega Financial Holding Co., Ltd. (Banks)	1,098,866	914,556
Mercuries & Associates, Ltd. (Multiline Retail)	17,280	11,546
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	92,000	138,656
Mirle Automation Corp. (Machinery)	46,350	49,598
Mitac Holdings Corp. (Technology Hardware, Storage & Peripherals) (a)	64,000	57,552
Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components) (a)	23,000	41,212
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	34,909	35,367

	Shares	Value
Taiwan (continued)
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	651,000	$3,205,071
Opto Technology Corp. (Semiconductors & Semiconductor Equipment)	76,000	37,799
Pan-International Industrial Corp. (Electronic Equipment, Instruments & Components)	42,420	31,398
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	157,000	299,719
Phihong Technology Co., Ltd. (Electrical Equipment)	20,000	14,736
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	259,000	468,417
President Securities Corp. (Capital Markets)	88,580	51,324
Qisda Corp. (Technology Hardware, Storage & Peripherals) (a)	176,000	63,661
Radium Life Tech Co., Ltd. (Real Estate Management & Development)	42,935	29,910
Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	133,000	812,931
Ritek Corp. (Technology Hardware, Storage & Peripherals) (a)	299,000	47,066
Ruentex Development Co., Ltd. (Real Estate Management & Development)	31,000	56,169
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	41,000	106,008
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	35,662
Shih Wei Navigation Co., Ltd. (Marine)	39,989	27,054
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	37,879
Shin Kong Financial Holding Co., Ltd. (Insurance)	762,050	235,062
Shin Zu Shing Co., Ltd. (Machinery)	10,000	29,640
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	62,355
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment) (a)	67,000	83,026
Silicon Integrated Systems Corp. (Semiconductors & Semiconductor Equipment) (a)	86,000	28,227
Sincere Navigation Corp. (Marine)	21,000	18,462
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	44,000	79,724
Sinon Corp. (Chemicals)	37,000	22,987
SinoPac Financial Holdings Co., Ltd. (Banks)	614,937	277,008

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-137

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Solar Applied Materials Technology Co. (Chemicals)	22,000	$21,552
Sunrex Technology Corp. (Technology Hardware, Storage & Peripherals)	47,000	21,408
Supreme Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	64,760	38,607
Ta Chen Stainless Pipe Co., Ltd. (Metals & Mining) (a)	12,100	7,173
Ta Chong Bank, Ltd. (Banks) (a)	171,124	57,886
TA-I Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	22,278	15,146
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	31,000	29,902
Taichung Commercial Bank (Banks)	169,214	60,357
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	28,000	29,681
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	113,680	74,053
Taishin Financial Holding Co., Ltd. (Banks)	636,773	326,299
Taisun Enterprise Co., Ltd. (Food Products) (a)	9,070	4,207
Taiwan Business Bank (Banks) (a)	364,499	113,654
Taiwan Cogeneration Corp. (Independent Power & Renewable Electricity Producers)	30,000	22,054
Taiwan Cooperative Financial Holding (Banks)	181,260	103,810
Taiwan Fertilizer Co., Ltd. (Chemicals)	27,000	53,533
Taiwan Glass Industry Corp. (Building Products)	43,000	36,292
Taiwan Land Development Corp. (Real Estate Management & Development) (a)	18,046	6,799
Taiwan Life Insurance Co., Ltd. (Insurance) (a)	26,000	18,504
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	13,933	19,599
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	193,370	4,136,184
Taiwan Surface Mounting Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	18,900	28,865
Taiwan TEA Corp. (Food & Staples Retailing) (a)	61,000	40,860
Taiyen Biotech Co., Ltd. (Food Products)	33,082	31,079
Tatung Co., Ltd. (Household Durables) (a)	219,000	69,753
Thinking Electronic Industrial Co., Ltd. (Electronic Equipment, Instruments & Components)	14,000	23,960

	Shares	Value
Taiwan (continued)
Tong-Tai Machine & Tool Co., Ltd. (Machinery)	32,252	$38,238
Topoint Technology Co., Ltd. (Electronic Equipment, Instruments & Components)	18,638	17,697
TPK Holding Co., Ltd. (Electronic Equipment, Instruments & Components)	131,000	1,307,455
Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	37,000	71,378
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	75,322
Tycoons Group Enterprise (Machinery) (a)	156,000	27,221
Tyntek Corp. (Semiconductors & Semiconductor Equipment) (a)	85,109	31,640
Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	118,000	114,214
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,187,000	594,335
Universal Cement Corp. (Construction Materials)	59,000	56,119
UPC Technology Corp. (Chemicals)	73,889	32,295
USI Corp. (Chemicals)	56,000	36,948
Wafer Works Corp. (Semiconductors & Semiconductor Equipment) (a)	36,000	17,905
Wah Lee Industrial Corp. (Electronic Equipment, Instruments & Components)	5,000	10,081
Walsin Lihwa Corp. (Electrical Equipment) (a)	246,000	87,745
Walton Advanced Engineering, Inc. (Semiconductors & Semiconductor Equipment) (a)	87,000	39,045
Wan Hai Lines, Ltd. (Marine)	105,000	53,805
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	39,000	39,708
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)	327,000	131,422
Wintek Corp. (Electronic Equipment, Instruments & Components) (a)	177,000	60,466
Wistron Corp. (Technology Hardware, Storage & Peripherals)	175,770	160,417
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,209	11,022
WUS Printed Circuit Co., Ltd. (Electronic Equipment, Instruments & Components)	80,000	43,941
Yageo Corp. (Electronic Equipment, Instruments & Components)	142,800	101,631
Yang Ming Marine Transport Corp. (Marine) (a)	85,000	34,162

M-138	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Yem Chio Co., Ltd. (Commercial Services & Supplies)	57,565	$40,005
Yieh Phui Enterprise Co., Ltd. (Metals & Mining) (a)	108,120	34,582
Young Fast Optoelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,000	6,752
Yuanta Financial Holding Co., Ltd. (Capital Markets)	716,000	387,280
Yuen Foong Yu Paper Manufacturing Co., Ltd. (Paper & Forest Products)	50,000	23,695
Yulon Motor Co., Ltd. (Automobiles)	77,000	125,333
Zig Sheng Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	83,187	26,106

		34,953,914

Thailand 3.5%
AP Thailand PCL (Real Estate Management & Development)	103,800	19,989
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	66,717
Bangkok Bank PCL, NVDR (Banks)	85,900	510,821
Bangkok Expressway PCL (Transportation Infrastructure)	38,000	43,907
Bangkokland PCL (Real Estate Management & Development)	973,000	56,362
Banpu PCL (Oil, Gas & Consumable Fuels)	116,000	105,438
Calcomp Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	37,232	3,419
Esso Thailand PCL (Oil, Gas & Consumable Fuels) (a)	184,300	34,356
Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	57,800	59,661
IRPC PCL (Oil, Gas & Consumable Fuels)	882,200	91,876
Italian-Thai Development PCL (Construction & Engineering) (a)	99,300	15,176
Kasikornbank PCL, NVDR (Banks)	773,700	4,863,189
KGI Securities Thailand PCL (Capital Markets)	154,700	14,967
Kiatnakin Bank PCL (Banks)	35,000	47,450
Krung Thai Bank PCL (Banks)	374,800	241,360
LH Financial Group PCL (Banks)	425,509	20,846
Polyplex PCL (Containers & Packaging)	67,000	22,915
Precious Shipping PCL (Marine)	59,500	44,733
Property Perfect PCL (Real Estate Management & Development) (a)	790,500	33,125
PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	80,700	416,492
PTT Global Chemical PCL (Chemicals)	216,900	451,109

	Shares	Value
Thailand (continued)
PTT PCL (Oil, Gas & Consumable Fuels)	99,600	$975,899
Saha-Union PCL (Textiles, Apparel & Luxury Goods)	31,200	43,741
Sahaviriya Steel Industries PCL (Metals & Mining) (a)	1,232,200	14,427
Sansiri PCL (Real Estate Management & Development)	158,200	9,846
Sri Trang Agro-Industry PCL (Auto Components)	70,700	30,933
Tata Steel Thailand PCL (Metals & Mining) (a)	521,500	14,140
Thai Airways International PCL (Airlines) (a)	116,300	53,035
Thai Oil PCL (Oil, Gas & Consumable Fuels)	3,713,100	5,949,197
Thanachart Capital PCL (Banks)	70,400	76,463
Thoresen Thai Agencies PCL (Marine) (a)	83,356	52,651
TMB Bank PCL (Banks)	422,800	31,526
TPI Polene PCL (Construction Materials)	97,000	38,256
Vinythai PCL (Chemicals)	51,000	17,286

		14,471,308

Turkey 1.8%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	32,723
Akenerji Elektrik Uretim AS (Independent Power & Renewable Electricity Producers) (a)	33,348	18,259
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	7,477	27,069
Albaraka Turk Katilim Bankasi AS (Banks)	15,022	12,621
Anadolu Cam Sanayii AS (Containers & Packaging)	22,615	19,321
Anadolu Anonim Turk Sigorta Sirketi (Insurance) (a)	55,356	37,103
Asya Katilim Bankasi AS (Banks) (a)	63,974	46,502
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (a)	111,747	43,252
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	33,519	34,490
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	113,087	202,303
Ford Otomotiv Sanayi AS (Automobiles) (a)	151,608	1,889,196
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	34,915
Global Yatirim Holding AS (Diversified Financial Services) (a)	55,866	34,280
GSD Holding (Banks) (a)	33,976	21,650
Ihlas Holding AS (Industrial Conglomerates) (a)	87,504	11,978
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining) (a)	32,125	43,974
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining) (a)	785	726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-139

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Turkey (continued)
KOC Holding AS (Industrial Conglomerates)	45,704	$224,357
Petkim Petrokimya Holding AS (Chemicals) (a)	6,352	9,205
Polyester Sanayi AS (Chemicals) (a)	47,176	27,612
Sekerbank TAS (Banks) (a)	24,272	22,340
Soda Sanayii AS (Chemicals)	23,487	41,684
Tekfen Holding AS (Construction & Engineering) (a)	14,345	34,532
Trakya Cam Sanayi AS (Building Products)	27,528	33,003
Turcas Petrol AS (Oil, Gas & Consumable Fuels)	19,924	23,229
Turkiye Garanti Bankasi AS (Banks)	412,900	1,615,662
Turkiye Halk Bankasi AS (Banks)	281,313	2,111,242
Turkiye Is Bankasi Class C (Banks)	144,965	392,075
Turkiye Sinai Kalkinma Bankasi AS (Banks)	45,854	37,443
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	42,370	59,597
Turkiye Vakiflar Bankasi Tao Class D (Banks)	68,110	159,779
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (a)	24,553	33,029
Yapi Ve Kredi Bankasi AS (Banks)	54,682	119,244

		7,454,395

Total Common Stocks (Cost $384,929,021)		382,450,651

Exchange-Traded Funds 2.6% (e)
India 1.1%
PowerShares India Portfolio (Capital Markets)	199,986	4,323,698

United States 1.5%
iShares MSCI Emerging Markets ETF (Capital Markets)	147,001	6,354,853

Total Exchange-Traded Funds (Cost $10,373,543)		10,678,551

Preferred Stocks 3.8%
Brazil 3.8%
Banco Daycoval S.A. 5.07% (Banks)	2,500	10,591
Banco do Estado do Rio Grande do Sul S.A. Class B 6.84% (Banks)	18,200	88,549
Banco Industrial e Comercial S.A. 0.00% (Banks) (a)	15,600	53,306
Cia Ferro Ligas da Bahia—Ferbasa 1.69% (Metals & Mining)	15,311	85,234

	Shares	Value
Brazil (continued)
Cia Paranaense de Energia Class B 6.54% (Electric Utilities)	221,230	$3,392,293
Eucatex S.A. Industria e Comercio 4.77% (Paper & Forest Products)	8,300	16,679
Forjas Taurus S.A. 0.00% (Aerospace & Defense) (a)	49,000	20,403
Gerdau S.A. 2.54% (Metals & Mining)	56,000	327,966
Oi S.A. 16.84% (Diversified Telecommunication Services)	2,328,073	2,054,647
Petroleo Brasileiro S.A. 5.31% (Oil, Gas & Consumable Fuels)	12,000	93,904
Suzano Papel e Celulose S.A. Class A 1.39% (Paper & Forest Products)	45,900	174,293
Unipar Carbocloro S.A. 4.08% (Chemicals)	200,800	43,623
Usinas Siderurgicas de Minas Gerais S.A. 0.00% (Metals & Mining) (a)	59,600	204,466
♦Vale S.A. 6.91% (Metals & Mining)	765,586	9,130,206

		15,696,160

Colombia 0.0%‡
Grupo de Inversiones Suramericana S.A. 2.45% (Diversified Financial Services)	4,182	88,652

Total Preferred Stocks (Cost $18,204,533)		15,784,812

	Number of Rights
Rights 0.0%‡
Chile 0.0%‡
Empresas CMPC S.A.
Expires 7/25/14 (Paper & Forest Products) (a)(c)	7,415	1,609

Philippines 0.0%‡
Security Bank Corp.
Expires 7/4/14 (Banks) (a)(b)(c)	6,830	0

Republic of Korea 0.0%‡
BS Financial Group Inc.
Expires 7/4/14 (Banks) (a)(b)	2,515	3,231

Total Rights (Cost $0)		4,840

M-140	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $6,166,478 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $6,650,000 and a Market Value of $6,293,527) (Capital Markets)	$6,166,478	$6,166,478

Total Short-Term Investment (Cost $6,166,478)		6,166,478

Total Investments (Cost $419,673,575) (f)	99.7%	415,085,332
Other Assets, Less Liabilities	0.3	1,338,950
Net Assets	100.0%	$416,424,282
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of fair valued security was $71,602, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(c)	Illiquid security—The total market value of these securities as of June 30, 2014, was $1,690,152, which represented 0.4% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of June 30, 2014, cost was $423,322,828 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,077,774
Gross unrealized depreciation	(38,315,270)

Net unrealized depreciation	$(8,237,496)

The following abbreviations are used in the above Portfolio:

ADR —American Depositary Receipt

GDR —Global Depositary Receipt

NVDR —Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-141

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$382,382,280	$1,702	$66,669	$382,450,651
Exchange-Traded Funds	10,678,551	—	—	10,678,551
Preferred Stocks	15,784,812	—	—	15,784,812
Rights	1,609	3,231	—	4,840
Short-Term Investment
Repurchase Agreement	—	6,166,478	—	6,166,478

Total Investments in Securities	$408,847,252	$6,171,411	$66,669	$415,085,332

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $59,043, and $7,626, are held in China and Indonesia, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2014, foreign securities with a market value of $64,290 were transferred from Level 1 to Level 3 as these securities were fair valued when compared to the prior year prices which were based on quoted prices. The December 31, 2013 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2014, certain foreign securities with a market value of $15,798 were transferred from Level 3 to Level 1 as the prices of these securities were based on quoted prices compared to prior year prices which were fair valued. (See Note 2)

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

As of June 30, 2014, a foreign security with a market value of $10,926 was transferred from Level 3 to Level 2 as a result of the security using an observable input for valuation measurement at June 30, 2014. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (a)
Common Stocks
China	$45,604	$—	$—	$(37,526)	$—	$—	$50,965	$—	$59,043	$(37,526)
Indonesia	—	—	—	(5,699)	—	—	13,325	—	7,626	(5,699)
Mexico	10,926	—	—	—	—	—	—	(10,926)	—	—
Philippines	6,065	—	—	—	—	—	—	(6,065)	—	—
Republic of Korea	9,733	—	—	—	—	—	—	(9,733)	—	—
Rights									—	—
Poland	2	—	—	(2)	—	—	—	—	—	—
Republic of Korea	3,527	—	—	(3,527)	—	—	—	—	—	—

Total	$75,857	$—	$—	$(46,754)	$—	$—	$64,290	$(26,724)	$66,669	$(43,225)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-142	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$5,657,162	1.4%
Air Freight & Logistics	180,763	0.0	‡
Airlines	3,289,971	0.8
Auto Components	9,191,863	2.2
Automobiles	22,329,422	5.4
Banks	78,818,355	18.9
Beverages	259,229	0.1
Building Products	428,034	0.1
Capital Markets	18,876,364	4.5
Chemicals	13,023,470	3.1
Commercial Services & Supplies	184,840	0.0	‡
Communications Equipment	238,584	0.1
Construction & Engineering	2,483,579	0.6
Construction Materials	2,578,164	0.6
Containers & Packaging	232,413	0.1
Distributors	207,773	0.1
Diversified Financial Services	1,156,764	0.3
Diversified Telecommunication Services	6,316,978	1.5
Electric Utilities	8,117,271	1.9
Electrical Equipment	319,442	0.1
Electronic Equipment, Instruments & Components	4,371,813	1.1
Energy Equipment & Services	101,590	0.0	‡
Food & Staples Retailing	897,156	0.2
Food Products	3,077,468	0.7
Gas Utilities	9,341	0.0	‡
Health Care Equipment & Supplies	27,312	0.0	‡
Health Care Providers & Services	105,489	0.0	‡
Hotels, Restaurants & Leisure	8,117,890	2.0
Household Durables	3,708,256	0.9
Independent Power & Renewable Electricity Producers	40,313	0.0	‡
Industrial Conglomerates	4,744,251	1.1
Insurance	5,585,977	1.3
Internet Software & Services	22,356	0.0	‡
IT Services	21,072	0.0	‡
Machinery	20,867,459	5.0
Marine	3,405,109	0.8
Media	869,424	0.2
Metals & Mining	53,128,912	12.8
Multi-Utilities	266,061	0.1
Multiline Retail	8,315,521	2.0
Oil, Gas & Consumable Fuels	50,192,602	12.1
Paper & Forest Products	1,519,437	0.4
Personal Products	1,775,115	0.4
Pharmaceuticals	75,062	0.0	‡
Professional Services	17,852	0.0	‡
Real Estate Management & Development	6,144,671	1.5
Road & Rail	670,860	0.2

	Value	Percent†
Semiconductors & Semiconductor Equipment	$22,911,729	5.5%
Software	145,325	0.0 ‡
Specialty Retail	294,160	0.1
Technology Hardware, Storage & Peripherals	5,715,784	1.4
Textiles, Apparel & Luxury Goods	1,749,624	0.4
Trading Companies & Distributors	1,784,569	0.4
Transportation Infrastructure	1,414,459	0.3
Water Utilities	1,814,316	0.4
Wireless Telecommunication Services	27,286,556	6.6

	415,085,332	99.7
Other Assets, Less Liabilities	1,338,950	0.3

Net Assets	$416,424,282	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-143

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $419,673,575)	$415,085,332
Cash denominated in foreign currencies (identified cost $680,413)	681,681
Cash	7,127
Receivables:
Dividends	1,605,033
Investment securities sold	634,302
Fund shares sold	185,593
Other assets	1,928

Total assets	418,200,996

Liabilities
Payables:
Investment securities purchased	940,469
Manager (See Note 3)	406,531
Foreign capital gains tax (See Note 2(D))	118,487
Fund shares redeemed	114,033
Custodian	70,907
Professional fees	50,078
NYLIFE Distributors (See Note 3)	49,067
Shareholder communication	24,931
Trustees	875
Accrued expenses	1,336

Total liabilities	1,776,714

Net assets	$416,424,282

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,005
Additional paid-in capital	428,468,210

428,511,215
Undistributed net investment income	7,894,398
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(15,278,318)
Net unrealized appreciation (depreciation) on investments (b)	(4,706,730)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3,717

Net assets	$416,424,282

Initial Class
Net assets applicable to outstanding shares	$175,578,284

Shares of beneficial interest outstanding	18,093,374

Net asset value per share outstanding	$9.70

Service Class
Net assets applicable to outstanding shares	$240,845,998

Shares of beneficial interest outstanding	24,911,173

Net asset value per share outstanding	$9.67

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $698.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $118,487.

M-144	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,809,142

Expenses
Manager (See Note 3)	2,179,511
Distribution and service—Service Class (See Note 3)	284,716
Custodian	207,633
Shareholder communication	26,693
Professional fees	20,185
Trustees	3,548
Miscellaneous	8,625

Total expenses	2,730,911

Net investment income (loss)	4,078,231

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(2,879,929)
Foreign currency transactions	(95,864)

Net realized gain (loss) on investments and foreign currency transactions	(2,975,793)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	7,747,706
Translation of other assets and liabilities in foreign currencies	7,835

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,755,541

Net realized and unrealized gain (loss) on investments and foreign currency transactions	4,779,748

Net increase (decrease) in net assets resulting from operations	$8,857,979

(a)	Dividends recorded net of foreign withholding taxes in the amount of $763,482.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $698.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $118,487.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-145

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,078,231	$4,156,694
Net realized gain (loss) on investments and foreign currency transactions	(2,975,793)	(5,015,677)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,755,541	(24,082,054)

Net increase (decrease) in net assets resulting from operations	8,857,979	(24,941,037)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,360,886)
Service Class	—	(1,198,288)

Total dividends to shareholders	—	(2,559,174)

Capital share transactions:
Net proceeds from sale of shares	74,853,014	86,314,434
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,559,174
Cost of shares redeemed	(30,890,170)	(144,089,549)

Increase (decrease) in net assets derived from capital share transactions	43,962,844	(55,215,941)

Net increase (decrease) in net assets	52,820,823	(82,716,152)

Net Assets
Beginning of period	363,603,459	446,319,611

End of period	$416,424,282	$363,603,459

Undistributed net investment income at end of period	$7,894,398	$3,816,167

M-146	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.12		0.11	0.09
Net realized and unrealized gain (loss) on investments	0.08		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	0.20		(0.55)	0.12

Less dividends:
From net investment income	—		(0.07)	—

Net asset value at end of period	$9.70		$9.50	$10.12

Total investment return	2.11	%(b)(c)	(5.43%)	1.20	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	%††	1.17%	1.15	%††
Net expenses	1.35	%††	1.34%	1.40	%††
Portfolio turnover rate	25%		68%	81%
Net assets at end of period (in 000’s)	$175,578		$132,661	$190,688

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.09		0.08	0.08
Net realized and unrealized gain (loss) on investments	0.11		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.02)

Total from investment operations	0.20		(0.58)	0.10

From net investment income	—		(0.05)	—

Net asset value at end of period	$9.67		$9.47	$10.10

Total investment return	2.11	%(b)(c)	(5.67%)	1.00	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	%††	0.86%	0.96	%††
Net expenses	1.60	%††	1.59%	1.65	%††
Portfolio turnover rate	25%		68%	81%
Net assets at end of period (in 000’s)	$240,846		$230,943	$255,631

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-147

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	1.68%	17.48%	12.81%	0.85%
Service Class Shares	1.56	17.19	12.53	1.10

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	2.22%	24.73%	18.32%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	0.82	22.85	16.30

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-148	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,016.80	$4.25	$1,020.60	$4.26

Service Class Shares	$1,000.00	$1,015.60	$5.50	$1,019.30	$5.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-149

Industry Composition as of June 30, 2014 (Unaudited)

Software	8.0%
Health Care Equipment & Supplies	6.7
Internet Software & Services	6.5
Machinery	5.8
Specialty Retail	5.8
Health Care Providers & Services	5.5
Biotechnology	4.8
Semiconductors & Semiconductor Equipment	4.7
Hotels, Restaurants & Leisure	3.9
Oil, Gas & Consumable Fuels	3.5
Chemicals	3.3
Electronic Equipment, Instruments & Components	3.1
Textiles, Apparel & Luxury Goods	2.8
Food & Staples Retailing	2.2
Capital Markets	2.1
Airlines	2.0
Construction Materials	1.9
Food Products	1.9
Health Care Technology	1.9
Thrifts & Mortgage Finance	1.9
Aerospace & Defense	1.7
Building Products	1.6

Household Durables	1.6%
Commercial Services & Supplies	1.4
Construction & Engineering	1.4
Road & Rail	1.4
Banks	1.3
Communications Equipment	1.3
Pharmaceuticals	1.2
Real Estate Investment Trusts	1.2
Metals & Mining	1.1
Auto Components	1.0
Energy Equipment & Services	1.0
Diversified Consumer Services	0.8
Electrical Equipment	0.8
Professional Services	0.7
Insurance	0.6
Internet & Catalog Retail	0.6
Life Sciences Tools & Services	0.6
Consumer Finance	0.3
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-153 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Genesco, Inc.
2.	Centene Corp.
3.	Vitamin Shoppe, Inc.
4.	Texas Industries, Inc.
5.	Bally Technologies, Inc.
6.	WhiteWave Foods Co. (The) Class A
7.	Quaker Chemical Corp.
8.	Cavium, Inc.
9.	Hexcel Corp.
10.	Trulia, Inc.

M-150	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Eagle Small Cap Growth Portfolio returned 1.68% for Initial Class shares and 1.56% for Service Class shares. Over the same period, both share classes underperformed the 2.22% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 0.82% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Seismic equipment company Geospace Technologies, a strong long-term performer, sold off relatively early in the reporting period, which contributed to the Portfolio’s relative underperformance in energy. In the consumer staples sector, food and staples retailing stock Natural Grocers by Vitamin Cottage detracted from relative returns. The industrials sector experienced a modest amount of outperformance during the reporting period, with machinery stock Manitowoc strengthening relative returns. In consumer discretionary, our position in Universal Electronics made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Relative to the Russell 2000® Index, the Portfolio underperformed in the energy sector during the reporting period. This resulted primarily from a modestly overweight position—and weak absolute and relative returns—in the energy equipment & services industry. To a lesser extent, the consumer staples and financials sectors also weighed on rela-tive performance. In relation to the benchmark, the Portfolio’s industrials and consumer discretionary holdings outperformed. The materials and information technology sectors contributed positively—but more modestly—to relative returns.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top-performing stocks during the reporting period were food producer and distributor WhiteWave Foods, cement company Texas Industries (now Martin Marietta) and semiconductor equipment company Cavium.

WhiteWave Foods, which produces Silk and International Delight, continued to execute well in the expanding natural- and organic-foods industry, leveraging strong brand awareness to take market share from competitors.

Texas Industries benefited from the announcement that the company would be acquired by Martin Marietta in an all-stock transaction.

Cavium’s stock benefited from accelerating Chinese wireless infrastructure build-outs. In addition, we believe that the company may be able to add to its market share in data-center servers.

The Portfolio’s worst-performing stocks during the reporting period were Natural Grocers by Vitamin Cottage, Geospace Technologies and security software company Imperva.

Although Natural Grocers by Vitamin Cottage reported earnings in line with estimates, decelerating same-store sales growth raised investor concerns. We believed that the deceleration was largely the result of new-store openings by competitors. We kept the stock in the Portfolio because we believed that management would leverage its disciplined approach and effective business model to weather these near-term competitive pressures and ultimately reaccelerate growth.

Geospace Technologies helps monitor oil and gas reserves. Contract-timing issues have plagued the stock in recent periods. Even so, we kept the stock in the Portfolio because we believed that the company continued to have strong prospects for its innovative seismic-recording systems.

Imperva helps organizations protect high-value data, applications and technology assets within a firm’s data center. The stock traded off as competitive pressure from IBM weighed on Imperva’s positioning and led the company to preannounce lower-than-expected revenue growth.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-151

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a new position in Tableau, a leader in business-intelligence and analytics visualization. The company’s software has proven to be a significant advancement of—but is still complementary to—traditional business-intelligence software. Further, it is easy to use for information workers at all skill levels. The company has experienced significant growth, and we believe that it is positioned to take advantage of a sizable market with virtually no customer concentration.

We also initiated a position in HomeAway, the world’s largest online marketplace for vacation rentals. The company benefits from a network effect, where more listings lead to more users looking to rent, which in turn gets more vacation-home owners to list on HomeAway.com. The company is expected to leverage its leadership position and pricing advantage relative to traditional listing agencies to drive growth in listings, revenue and margins.

Pacira Pharmaceuticals, another new purchase, develops pharmaceutical products used primarily in hospital and ambulatory surgery centers. The company recently launched a local, nonopioid nerve-blocking (numbing) agent that is demonstrated to be safer and more effective in postoperative pain management than previous products. The launch was successful, and we believe that Pacira will increase its market share.

The Portfolio sold its position in Pinnacle Entertainment, which owns and operates casinos and entertainment facilities across the United States. We sold the stock because of new entrants in important markets.

We also sold Qlik Technologies, which designs and develops business-intelligence software for real-time analytics and productivity support. The company has experienced soft results in its core European segment in recent periods and has been losing market share to competitors in the data-analytics space.

The Portfolio sold its position in United Therapeutics, a biotechnology company focused on treating chronic and life-threatening conditions. The stock had done well for the Portfolio, but it has been under pressure from competitive patent litigation and an announce-

ment by another competitor of a successful Phase III trial of a pulmonary arterial hypertension treatment. We believe that these developments have notably weakened United Therapeutics’ position in its core end markets.

How did the Portfolio’s sector weightings change during the reporting period?

Generally speaking, changes in sector weights tend to be a gradual process, primarily resulting from appreciation or depreciation of existing sector holdings. During the reporting period, we saw the Portfolio’s relative weight in the energy sector shift from a modestly overweight position to one that was modestly underweight. This primarily resulted from the Russell 2000® Growth Index reconstitution at the end of June, which increased the benchmark’s energy sector weighting. We sought to identify select opportunities within the financials sector, which moved the Portfolio from an underweight position to one that was in line with the Russell 2000® Index. The Portfolio’s relative weighting in the health care sector declined from a modestly overweight position to one that was slightly underweight at the end of the reporting period. This change was primarily a result of selling United Therapeutics, which previously had a larger weight in the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held an overweight position relative to the Russell 2000® Index in the industrials sector and slightly overweight positions in the consumer discretionary, materials and consumer staples sectors. As of the same date, the Portfolio held an underweight position relative to the Index in information technology, largely as a result of the Russell reconstitution, which increased the benchmark’s information technology weighting. The Portfolio ended the reporting period with slightly underweight positions relative to the Russell 2000® Index in health care and energy. Since Russell reconstitutes its indexes every June, it is not unusual to see some dispersion in sector weights at the end of the semiannual reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-152	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 99.9%†
Aerospace & Defense 1.7%
♦Hexcel Corp. (a)	162,757	$6,656,761

Airlines 2.0%
American Airlines Group, Inc. (a)	54,491	2,340,934
JetBlue Airways Corp. (a)	506,205	5,492,324

		7,833,258

Auto Components 1.0%
Tenneco, Inc. (a)	59,005	3,876,628

Banks 1.3%
Bancorp, Inc. (The) (a)	98,984	1,178,899
UMB Financial Corp.	59,492	3,771,198

		4,950,097

Biotechnology 4.8%
Acorda Therapeutics, Inc. (a)	115,006	3,876,852
CTI BioPharma Corp. (a)	689,379	1,937,155
Cubist Pharmaceuticals, Inc. (a)	28,241	1,971,787
Enanta Pharmaceuticals, Inc. (a)	21,256	915,496
NPS Pharmaceuticals, Inc. (a)	62,385	2,061,824
Ophthotech Corp. (a)	75,019	3,174,054
Portola Pharmaceuticals, Inc. (a)	38,115	1,112,196
Receptos, Inc. (a)	47,917	2,041,264
Seattle Genetics, Inc. (a)	45,035	1,722,589

		18,813,217

Building Products 1.6%
PGT, Inc. (a)	123,477	1,045,850
Trex Co., Inc. (a)	109,523	3,156,453
USG Corp. (a)	69,008	2,079,211

		6,281,514

Capital Markets 2.1%
Fortress Investment Group LLC Class A	207,767	1,545,786
FXCM, Inc. Class A	142,659	2,134,179
Stifel Financial Corp. (a)	98,515	4,664,685

		8,344,650

Chemicals 3.3%
Huntsman Corp.	209,360	5,883,016
♦Quaker Chemical Corp.	89,936	6,906,185

		12,789,201

Commercial Services & Supplies 1.4%
Waste Connections, Inc.	115,806	5,622,381

Communications Equipment 1.3%
Aruba Networks, Inc. (a)	78,943	1,383,081
Palo Alto Networks, Inc. (a)	45,190	3,789,182

		5,172,263

	Shares	Value
Construction & Engineering 1.4%
EMCOR Group, Inc.	37,475	$1,668,762
Northwest Pipe Co. (a)	98,211	3,960,849

		5,629,611

Construction Materials 1.9%
♦Texas Industries, Inc. (a)	79,435	7,336,617

Consumer Finance 0.3%
Portfolio Recovery Associates, Inc. (a)	19,318	1,150,001

Diversified Consumer Services 0.8%
Grand Canyon Education, Inc. (a)	40,380	1,856,269
Sotheby’s	26,948	1,131,546

		2,987,815

Electrical Equipment 0.8%
Thermon Group Holdings, Inc. (a)	118,415	3,116,683

Electronic Equipment, Instruments & Components 3.1%
Coherent, Inc. (a)	60,140	3,979,464
InvenSense, Inc. (a)	145,142	3,293,272
IPG Photonics Corp. (a)	71,536	4,921,677

		12,194,413

Energy Equipment & Services 1.0%
GeoSpace Technologies Corp. (a)	71,461	3,936,072

Food & Staples Retailing 2.2%
Fresh Market, Inc. (The) (a)	82,716	2,768,505
Natural Grocers by Vitamin Cottage, Inc. (a)	137,566	2,945,288
United Natural Foods, Inc. (a)	45,320	2,950,332

		8,664,125

Food Products 1.9%
Pinnacle Foods, Inc.	14,715	484,123
♦WhiteWave Foods Co. (The) Class A (a)	221,415	7,167,204

		7,651,327

Health Care Equipment & Supplies 6.7%
Align Technology, Inc. (a)	51,657	2,894,858
Cooper Cos., Inc. (The)	37,689	5,107,990
Cyberonics, Inc. (a)	45,890	2,866,290
Endologix, Inc. (a)	221,592	3,370,414
Natus Medical, Inc. (a)	74,856	1,881,880
Sirona Dental Systems, Inc. (a)	50,006	4,123,495
Spectranetics Corp. (a)	93,159	2,131,478
Thoratec Corp. (a)	110,465	3,850,810

		26,227,215

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-153

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 5.5%
Air Methods Corp. (a)	101,450	$5,239,892
♦Centene Corp. (a)	113,749	8,600,562
Hanger, Inc. (a)	62,450	1,964,052
MWI Veterinary Supply, Inc. (a)	9,926	1,409,393
Team Health Holdings, Inc. (a)	91,772	4,583,094

		21,796,993

Health Care Technology 1.9%
MedAssets, Inc. (a)	248,946	5,685,926
Medidata Solutions, Inc. (a)	40,027	1,713,556

		7,399,482

Hotels, Restaurants & Leisure 3.9%
♦Bally Technologies, Inc. (a)	109,853	7,219,539
Belmond Ltd. Class A (a)	396,843	5,770,097
Chuy’s Holdings, Inc. (a)	66,025	2,396,708

		15,386,344

Household Durables 1.6%
Universal Electronics, Inc. (a)	126,347	6,175,841

Insurance 0.6%
Enstar Group, Ltd. (a)	15,529	2,340,686

Internet & Catalog Retail 0.6%
HomeAway, Inc. (a)	64,160	2,234,051

Internet Software & Services 6.5%
Angie’s List, Inc. (a)	169,981	2,029,573
Cornerstone OnDemand, Inc. (a)	93,538	4,304,619
Demandware, Inc. (a)	71,367	4,950,729
E2open, Inc. (a)	96,286	1,990,232
Marin Software, Inc. (a)	133,454	1,570,753
SciQuest, Inc. (a)	91,077	1,611,152
♦Trulia, Inc. (a)	136,249	6,455,478
WebMD Health Corp. (a)	53,067	2,563,136

		25,475,672

Life Sciences Tools & Services 0.6%
PAREXEL International Corp. (a)	44,678	2,360,786

Machinery 5.8%
Chart Industries, Inc. (a)	38,454	3,181,684
Colfax Corp. (a)	79,322	5,912,662
Crane Co.	29,798	2,215,779
Manitowoc Co., Inc. (The)	143,841	4,726,615
WABCO Holdings, Inc. (a)	30,170	3,222,759
Woodward, Inc.	73,530	3,689,736

		22,949,235

Metals & Mining 1.1%
RTI International Metals, Inc. (a)	161,285	4,288,568

	Shares	Value
Oil, Gas & Consumable Fuels 3.5%
Gulfport Energy Corp. (a)	98,132	$6,162,690
Rice Energy, Inc. (a)	195,600	5,956,020
Sanchez Energy Corp. (a)	44,122	1,658,546

		13,777,256

Pharmaceuticals 1.2%
Pacira Pharmaceuticals, Inc. (a)	16,325	1,499,614
Theravance Biopharma, Inc. (a)	43,335	1,381,520
Theravance, Inc. (a)	65,328	1,945,468

		4,826,602

Professional Services 0.7%
Advisory Board Co. (The) (a)	31,092	1,610,566
Paylocity Holding Corp. (a)	51,558	1,115,199

		2,725,765

Real Estate Investment Trusts 1.2%
Geo Group, Inc. (The)	87,602	3,130,019
Two Harbors Investment Corp.	160,749	1,684,650

		4,814,669

Road & Rail 1.4%
Landstar System, Inc.	54,428	3,483,392
Quality Distribution, Inc. (a)	143,256	2,128,784

		5,612,176

Semiconductors & Semiconductor Equipment 4.7%
♦Cavium, Inc. (a)	134,393	6,673,956
Kulicke & Soffa Industries, Inc. (a)	137,812	1,965,199
Sunedison, Inc. (a)	139,455	3,151,683
Teradyne, Inc.	109,859	2,153,237
Veeco Instruments, Inc. (a)	125,307	4,668,939

		18,613,014

Software 8.0%
Aspen Technology, Inc. (a)	108,189	5,019,970
Concur Technologies, Inc. (a)	21,151	1,974,234
Fortinet, Inc. (a)	142,289	3,575,723
Guidewire Software, Inc. (a)	69,714	2,834,571
Imperva, Inc. (a)	95,321	2,495,504
NICE Systems, Ltd., Sponsored ADR	86,297	3,521,781
PTC, Inc. (a)	70,333	2,728,920
Qualys, Inc. (a)	119,335	3,063,330
Tableau Software, Inc. Class A (a)	26,725	1,906,294
Ultimate Software Group, Inc. (a)	18,343	2,534,452
Varonis Systems, Inc. (a)	55,635	1,613,971

		31,268,750

Specialty Retail 5.8%
♦Genesco, Inc. (a)	161,986	13,303,910
Outerwall, Inc. (a)	32,371	1,921,219
♦Vitamin Shoppe, Inc. (a)	175,125	7,533,878

		22,759,007

M-154	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 2.8%
Deckers Outdoor Corp. (a)	43,430	$3,749,312
Steven Madden, Ltd. (a)	103,337	3,544,459
Vince Holding Corp. (a)	98,545	3,608,718

		10,902,489

Thrifts & Mortgage Finance 1.9%
Home Loan Servicing Solutions, Ltd.	180,991	4,113,925
MGIC Investment Corp. (a)	361,500	3,340,260

		7,454,185

Total Common Stocks (Cost $322,406,243)		392,395,420

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $317,987 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $345,000 and a Market Value of $326,506)	$317,987	317,987

Total Short-Term Investment (Cost $317,987)		317,987

Total Investments (Cost $322,724,230) (b)	100.0%	392,713,407
Other Assets, Less Liabilities	(0.0)‡	(84,260)
Net Assets	100.0%	$392,629,147
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $323,629,607 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$82,811,860
Gross unrealized depreciation	(13,728,060)

Net unrealized appreciation	$69,083,800

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$392,395,420	$—	$—	$392,395,420
Short-Term Investment
Repurchase Agreement	—	317,987	—	317,987

Total Investments in Securities	$392,395,420	$317,987	$—	$392,713,407

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-155

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $322,724,230)	$392,713,407
Receivables:
Investment securities sold	952,919
Fund shares sold	171,375
Dividends	92,699
Other assets	2,417

Total assets	393,932,817

Liabilities
Payables:
Investment securities purchased	765,071
Manager (See Note 3)	258,809
Fund shares redeemed	205,664
Shareholder communication	30,178
Professional fees	28,027
NYLIFE Distributors (See Note 3)	12,066
Custodian	1,201
Trustees	531
Accrued expenses	2,123

Total liabilities	1,303,670

Net assets	$392,629,147

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,565
Additional paid-in capital	285,138,867

285,168,432
Net investment loss	(844,209)
Accumulated net realized gain (loss) on investments	38,315,747
Net unrealized appreciation (depreciation) on investments	69,989,177

Net assets	$392,629,147

Initial Class
Net assets applicable to outstanding shares	$332,375,347

Shares of beneficial interest outstanding	25,009,128

Net asset value per share outstanding	$13.29

Service Class
Net assets applicable to outstanding shares	$60,253,800

Shares of beneficial interest outstanding	4,556,205

Net asset value per share outstanding	$13.22

M-156	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,474,759

Expenses
Manager (See Note 3)	1,815,199
Distribution and service—Service Class (See Note 3)	72,081
Shareholder communication	38,020
Professional fees	29,112
Custodian	5,985
Trustees	4,231
Miscellaneous	7,662

Total expenses	1,972,290

Net investment income (loss)	(497,531)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	37,008,489
Net change in unrealized appreciation (depreciation) on investments	(33,083,636)

Net realized and unrealized gain (loss) on investments	3,924,853

Net increase (decrease) in net assets resulting from operations	$3,427,322

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,707.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-157

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(497,531)	$(1,200,856)
Net realized gain (loss) on investments	37,008,489	10,047,678
Net change in unrealized appreciation (depreciation) on investments	(33,083,636)	95,169,781

Net increase (decrease) in net assets resulting from operations	3,427,322	104,016,603

Dividends to shareholders:
From net investment income:
Initial Class	—	(367,498)

Total dividends to shareholders	—	(367,498)

Capital share transactions:
Net proceeds from sale of shares	26,602,108	138,732,315
Net asset value of shares issued to shareholders in reinvestment of dividends	—	367,498
Cost of shares redeemed	(126,229,638)	(72,145,504)

Increase (decrease) in net assets derived from capital share transactions	(99,627,530)	66,954,309

Net increase (decrease) in net assets	(96,200,208)	170,603,414

Net Assets
Beginning of period	488,829,355	318,225,941

End of period	$392,629,147	$488,829,355

Net investment loss at end of period	$(844,209)	$(346,678)

M-158	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$13.07		$9.99	$10.00

Net investment income (loss)	(0.01	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	0.23		3.12	(0.03)

Total from investment operations	0.22		3.09	(0.01)

Less dividends:
From net investment income	—		(0.01)	—

Net asset value at end of period	$13.29		$13.07	$9.99

Total investment return	1.68	% (b)	30.89%	(0.10	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.27%)	0.22	% ††
Net expenses	0.85	% ††	0.85%	0.86	% ††
Portfolio turnover rate	21%		41%	78%
Net assets at end of period (in 000’s)	$332,375		$430,114	$272,908

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$13.02		$9.97	$10.00

Net investment income (loss)	(0.03	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.23		3.11	(0.02)

Total from investment operations	0.20		3.05	(0.03)

Net asset value at end of period	$13.22		$13.02	$9.97

Total investment return (b)	1.54	% (b)(c)	30.56%	(0.30	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42	%)††	(0.51%)	(0.09	%)††
Net expenses	1.10	% ††	1.10%	1.11	% ††
Portfolio turnover rate	21%		41%	78%
Net assets at end of period (in 000’s)	$60,254		$58,716	$45,318

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-159

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	1.80%	4.65%	6.35%	4.06%	0.64%
Service Class Shares	1.67	4.39	6.08	3.80	0.89

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	2.77%	6.11%	8.79%	5.03%
S&P/LSTA Leveraged Loan Index	2.60	5.59	8.72	5.33
Average Lipper Loan Participation Fund[3]	1.96	5.05	7.74	3.89

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-160	MainStay VP Floating Rate Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,018.00	$3.20	$1,021.60	$3.21

Service Class Shares	$1,000.00	$1,016.70	$4.45	$1,020.40	$4.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-161

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-165 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	ServiceMaster Co., TBD–6.50%, due 1/31/17–7/1/21

2.	First Data Corp., 4.154%–6.75%, due 3/24/18–3/24/21

3.	Caesars Entertainment Operating Co., 4.529%–9.75%, due 3/1/17–1/26/18

4.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19–12/7/19

5.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20
6.	Asurion LLC, 5.00%–8.50%, due 5/24/19–3/3/21

7.	Community Health Systems, Inc., 3.478%–4.25%, due 1/25/17–1/27/21

8.	Reynolds Group, 4.00%–9.875%, due 12/1/18–8/15/19

9.	FMG Resources (August 2006) Pty, Ltd., 3.75%–6.00%, due 4/1/17–6/30/19

10.	Rexnord LLC, 4.00%, due 8/21/20

M-162	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Floating Rate Portfolio returned 1.80% for Initial Class shares and 1.67% for Service Class shares. Over the same period, both share classes underperformed the 2.77% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 2.60% return of the S&P/LSTA Leveraged Loan Index,1 which is a secondary benchmark of the Portfolio, and the 1.96% return of the average Lipper1 Loan Participation Fund for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

As of May 1, 2014, the Portfolio’s portfolio managers transitioned from an unincorporated division within New York Life Investments2 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated May 1, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Lower-quality credits were strong performers during the reporting period. As a result, the Portfolio’s underweight position in credits rated CCC3 and lower, unrated credits and distressed credits contributed to the Portfolio’s underperformance of the Credit Suisse Leveraged Loan Index. We continued to rebalance the Portfolio’s credit-quality exposure during the reporting period, reducing exposure to credits rated BB in favor of additional exposure to credits rated B.4 We also increased CCC exposure modestly, but still remained below the CCC weighting in the Credit Suisse Leveraged Loan Index.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR, reset every 30, 60, 90 or 180 days. The Portfolio’s weighted average days-to-reset figure at June 30, 2014, was 58 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

From the data available, we believe that security selection contributed positively to the Portfolio’s performance in relation to the Credit Suisse Leveraged Loan Index, while sector weightings—particularly the Portfolio’s cash balances and underweight positions in credits rated CCC, unrated credits and distressed credits—detracted from the Portfolio’s performance relative to the Index. (Contributions take weightings and total returns into account.) During the reporting period, we sought to manage the negative effects of the Portfolio’s cash exposure, reducing it to less than 2% on a pro forma basis after accounting for committed-but-unsettled trades.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-163

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was approximately market weighted in credits rated BB and held a slightly overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated B. As of the same date, the Portfolio remained underweight relative to the Index in credits rated CCC, unrated credits, and distressed credits. As of June 30, 2014, the Portfolio held 1.9% of its assets in fixed-rate high-yield instruments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-164	MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.8%† Corporate Bonds 1.3%
Buildings & Real Estate 0.3%
Building Materials Corporation of America 6.875%, due 8/15/18 (a)	$1,200,000	$1,244,400
CBRE Services, Inc. 6.625%, due 10/15/20	900,000	955,125

		2,199,525

Containers, Packaging & Glass 0.2%
Greif, Inc. 7.75%, due 8/1/19	650,000	747,500
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) S.A. 9.875%, due 8/15/19	800,000	886,000

		1,633,500

Mining, Steel, Iron & Non-Precious Metals 0.1%
♦FMG Resources (August 2006) Pty, Ltd. 6.00%, due 4/1/17 (a)	1,000,000	1,032,500

Real Estate 0.3%
iStar Financial, Inc.
4.00%, due 11/1/17	1,200,000	1,204,500
5.00%, due 7/1/19	1,200,000	1,200,000

		2,404,500

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,610,000	2,825,325

Telecommunications 0.1%
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	425,000

Total Corporate Bonds (Cost $9,918,942)		10,520,350

Floating Rate Loans 90.7% (b)
Aerospace & Defense 2.6%
Aeroflex, Inc. New Term Loan B 4.50%, due 11/11/19	2,832,122	2,839,202
American Airlines, Inc. Exit Term Loan 3.75%, due 6/27/19	4,175,542	4,183,743
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	5,753,997	5,771,259

	Principal Amount	Value
Aerospace & Defense (continued)
Delta Air Lines, Inc. 2018 Term Loan B1 3.50%, due 10/18/18	$1,589,652	$1,586,920
DigitalGlobe, Inc. New Term Loan B 3.75%, due 1/31/20	790,000	791,235
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	4,306,855	4,286,935
US Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	2,541,000	2,535,283

		21,994,577

Automobile 4.7%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	810,104	818,205
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	3,125,665	3,132,463
ASP HHI Acquisition Co., Inc. Additional Term Loan 5.00%, due 10/5/18	2,223,763	2,228,395
Capital Automotive, L.P.
New Term Loan B 4.00%, due 4/10/19	4,640,364	4,654,452
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	679,722
Chrysler Group LLC
2018 Term Loan B 3.25%, due 12/31/18	1,197,000	1,193,010
New Term Loan B 3.50%, due 5/24/17	3,875,126	3,887,580
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	4,500,000	4,499,064
Gates Investments, Inc. Term Loan B2 3.85%, due 9/29/16	2,858,129	2,858,844
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,150,000	6,183,315
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	3,633,931	3,624,846
Metaldyne LLC USD Term Loan 4.25%, due 12/18/18	2,189,207	2,193,586

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-165

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	$3,478,812	$3,467,218

		39,420,700

Beverage, Food & Tobacco 0.9%
American Seafoods Group LLC New Term Loan B 4.502%, due 3/18/18 (c)	1,293,751	1,269,493
HJ Heinz Co. Term Loan B2 3.50%, due 6/5/20	3,970,723	3,998,002
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	2,370,000	2,356,669

		7,624,164

Broadcasting & Entertainment 5.0%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	3,035,281	3,034,523
Clear Channel Communications, Inc.
Term Loan B 3.80%, due 1/29/16	5,321,628	5,279,220
Term Loan D 6.90%, due 1/30/19	1,750,000	1,741,250
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	4,211,796	4,221,272
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	2,786,066	2,790,711
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	554,445	554,099
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	628,750	628,357
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	1,072,308	1,078,172
USD Term Loan B2 4.50%, due 5/21/20	927,692	932,766
TWCC Holding Corp. REFI Term Loan B 3.50%, due 2/13/17	1,892,567	1,873,641
Univision Communications, Inc.
Term Loan C3 4.00%, due 3/2/20	2,370,000	2,367,038
Term Loan C4 4.00%, due 3/1/20	5,188,092	5,181,607

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/5/20	$5,000,000	$4,980,000
WideOpenWest Finance LLC Term Loan B 4.75%, due 4/1/19	6,870,537	6,894,158

		41,556,814

Buildings & Real Estate 2.3%
Continental Building Products LLC 1st Lien Term Loan 4.25%, due 8/28/20	2,751,110	2,747,671
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	2,481,250	2,482,801
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,863,386	6,874,113
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (c)	1,980,000	1,970,720
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	5,253,304	5,223,097

		19,298,402

Cargo Transport 0.3%
Swift Transportation Co. LLC 2014 Term Loan B 3.75%, due 6/9/21	2,493,750	2,495,308

Chemicals, Plastics & Rubber 3.7%
Allnex USA, Inc.
USD Term Loan B2 4.50%, due 10/3/19	715,783	717,125
2nd Lien Term Loan 8.25%, due 4/3/20	100,655	103,171
Arysta LifeScience Corp.
1st Lien Term Loan 4.50%, due 5/29/20	1,187,999	1,194,682
2nd Lien Term Loan 8.25%, due 11/30/20	800,000	815,000
Axalta Coating Systems US Holdings, Inc. USD Term Loan 4.00%, due 2/1/20	6,764,967	6,764,027
AZ Chem US, Inc. 1st Lien Term Loan 4.50%, due 6/12/21	531,863	536,295
Ineos US Finance LLC 6 Year Term Loan 3.75%, due 5/4/18	5,210,665	5,194,022

M-166	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
MacDermid, Inc. 1st Lien Term Loan 4.00%, due 6/7/20	$3,960,000	$3,960,000
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	995,000	997,073
Polymer Group, Inc. 1st Lien Term Loan B 5.25%, due 12/19/19	2,388,000	2,408,895
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	1,741,162	1,744,271
Univar, Inc. Term Loan B 5.00%, due 6/30/17	6,913,113	6,935,332

		31,369,893

Containers, Packaging & Glass 2.9%
Ardagh Holdings USA, Inc.
Incremental Term Loan 4.00%, due 12/17/19	1,000,000	999,167
USD Term Loan B 4.25%, due 12/17/19	1,990,000	1,991,244
Berlin Packaging LLC
1st Lien Term Loan 4.75%, due 4/2/19	148,500	149,242
New 2nd Lien Term Loan 8.75%, due 4/2/20	2,500,000	2,556,250
Berry Plastics Holding Corp. Term Loan E 3.75%, due 1/6/21	4,987,500	4,968,797
BWAY Holding Co., Inc. Term Loan B 4.50%, due 8/7/17	3,782,400	3,791,856
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	930,003	941,338
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	7,066,147	7,073,213
Signode Industrial Group US, Inc. USD Term Loan B 4.00%, due 5/1/21	2,000,000	1,991,666

		24,462,773

Diversified/Conglomerate Manufacturing 3.5%
Allied Security Holdings LLC New 1st Lien Term Loan 4.25%, due 2/12/21	1,227,232	1,222,630
New 2nd Lien Term Loan 8.00%, due 8/13/21	435,616	436,524

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
Atkore International, Inc. 1st Lien Term Loan 4.50%, due 4/9/21	$1,600,000	$1,598,667
2nd Lien Term Loan 7.75%, due 10/9/21	1,050,000	1,055,250
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	1,200,000	1,204,000
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	7,046,750	7,043,149
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	937,500	958,203
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	2,520,667	2,536,421
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	5,964,975	5,967,462
2nd Lien Term Loan 7.00%, due 3/26/21	700,000	714,000
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	1,451,280	1,454,909
Terex Corp. New USD Term Loan 3.50%, due 4/28/17	814,414	816,705
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	4,692,032	4,696,372

		29,704,292

Diversified/Conglomerate Service 9.2%
Acosta, Inc. New Term Loan B 4.25%, due 3/2/18	4,620,927	4,635,367
Advantage Sales & Marketing, Inc. New 1st Lien Term Loan 4.25%, due 12/17/17	4,292,397	4,295,079
New 2nd Lien Term Loan 8.25%, due 6/17/18	857,143	857,143
Applied Systems, Inc. New 1st Lien Term Loan 4.25%, due 1/25/21	995,000	997,488
New 2nd Lien Term Loan 7.50%, due 1/23/22	600,000	610,950
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	1,745,625	1,747,807

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-167

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	$3,582,000	$3,543,941
2nd Lien Term Loan 7.50%, due 12/17/21	600,000	609,000
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	1,370,368	1,372,081
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	755,000
Capital Safety North America Holdings, Inc. 1st Lien Term Loan 4.00%, due 4/1/21	1,997,500	1,984,516
2nd Lien Term Loan 6.50%, due 3/28/22	800,000	802,500
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,530,472	1,527,920
Ceridian Corp. New Term Loan B 4.40%, due 5/9/17	1,937,287	1,939,017
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	5,437,987	5,365,483
Connolly Corp. 1st Lien Term Loan 5.00%, due 5/14/21	1,237,500	1,252,969
Crossmark Holdings, Inc. 1st Lien Term Loan 4.50%, due 12/20/19 (c)	1,970,000	1,960,150
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	800,000	794,666
♦First Data Corp.
Extended 2018 Term Loan B 4.154%, due 3/24/18	750,000	750,798
2018 Term Loan 4.154%, due 9/24/18	2,400,000	2,403,499
Extended 2021 Term Loan 4.154%, due 3/24/21	4,003,173	4,008,894
Genesys Telecom Holdings U.S., Inc.
New Term Loan B 4.00%, due 2/7/20	2,304,193	2,292,672
Delayed Draw Term Loan 4.50%, due 11/13/20	995,000	997,488
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,000,000	2,014,000

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Mitchell International, Inc.
New 1st Lien Term Loan 4.50%, due 10/13/20	$1,276,917	$1,281,173
New 2nd Lien Term Loan 8.50%, due 10/11/21	875,000	890,313
MX Holding, Inc. USD Term Loan B 4.50%, due 8/14/20	2,374,377	2,380,312
♦ServiceMaster Co.
2014 Term Loan B TBD, due 7/1/21	6,300,000	6,288,188
New Term Loan 5.50%, due 1/31/17	1,974,937	1,974,584
Extended Term Loan 6.50%, due 1/31/17	4,291,985	4,291,448
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	2,105,634	2,104,318
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,122,188	1,113,771
SunGard Data Systems, Inc.
Term Loan C 3.902%, due 2/28/17	1,721,215	1,724,800
Term Loan E 4.00%, due 3/8/20	2,440,734	2,446,836
Vantiv LLC 2014 Term Loan B 3.75%, due 5/12/21	3,000,000	3,005,625
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	2,409,521	2,406,509

		77,426,305

Ecological 0.8%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	6,402,500	6,367,056

Electronics 4.9%
Blue Coat Systems, Inc. 1st Lien Term Loan 4.00%, due 5/31/19	3,264,327	3,260,246
2nd Lien Term Loan 9.50%, due 6/28/20	2,000,000	2,030,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	3,926,509	3,916,693
CDW LLC New Term Loan 3.25%, due 4/29/20	3,473,626	3,431,654

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	$7,462,500	$7,493,029
Eagle Parent, Inc. New Term Loan 4.00%, due 5/16/18	3,808,556	3,813,317
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	3,447,697	3,457,754
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	3,367,241	3,316,732
Go Daddy Operating Company LLC New Term Loan B 4.75%, due 5/13/21	2,000,000	1,987,500
Infor (US), Inc. USD Term Loan B3 3.75%, due 6/3/20	992,451	985,214
USD Term Loan B5 3.75%, due 6/3/20	3,984,987	3,960,081
Peak 10, Inc. 1st Lien Term Loan 5.00%, due 6/17/21	1,300,000	1,303,657
Sybil Software LLC Term Loan 5.00%, due 3/20/20	1,728,125	1,728,846

		40,684,723

Finance 2.8%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	1,586,652	1,583,875
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	5,850,203	5,872,954
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	2,972,497	2,980,859
Hertz Corp. (The) Term Loan B2 3.00%, due 3/11/18	3,116,904	3,093,528
New Synthetic LC 3.75%, due 3/9/18	2,750,000	2,722,500
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	2,000,000	2,015,000
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	2,370,000	2,377,406

	Principal Amount	Value
Finance (continued)
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	$2,647,712	$2,647,712

		23,293,834

Grocery 0.2%
Roundy’s Supermarkets, Inc. New Term Loan B 5.75%, due 3/3/21	1,995,000	1,998,206

Healthcare, Education & Childcare 8.7%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	2,900,000	2,906,041
Biomet, Inc. Term Loan B2 3.661%, due 7/25/17	1,869,301	1,871,334
♦Community Health Systems, Inc. 2017 Term Loan E 3.478%, due 1/25/17	1,358,866	1,361,406
Term Loan D 4.25%, due 1/27/21	6,820,043	6,860,541
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	5,454,500	5,479,825
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	4,888,719	4,891,775
HCA, Inc. Extended Term Loan B4 2.984%, due 5/1/18	1,852,992	1,855,308
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	2,322,630	2,329,860
Ikaria, Inc. 1st Lien Term Loan 5.00%, due 2/12/21	3,000,000	3,016,875
2nd Lien Term Loan 8.75%, due 2/14/22	600,000	609,600
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,575,691	1,565,449
Kindred Healthcare, Inc. New Term Loan 4.00%, due 4/9/21	2,800,000	2,801,750
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	4,410,743	4,412,582
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/16/21	2,000,000	2,015,834

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-169

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
♦Onex Carestream Finance, L.P. 1st Lien Term Loan 5.00%, due 6/7/19	$5,805,226	$5,808,854
2nd Lien Term Loan 9.50%, due 12/7/19	2,723,401	2,775,600
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	2,885,500	2,888,386
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,666,667	1,677,768
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	3,903,044	3,911,174
PharMedium Healthcare Corp. 1st Lien Term Loan 4.25%, due 1/28/21	875,250	875,797
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	4,053,285	4,048,219
RPI Finance Trust Term Loan B2 3.25%, due 5/9/18	5,238,579	5,242,456
Salix Pharmaceuticals, Ltd. Term Loan 4.25%, due 1/2/20	2,457,731	2,474,847
Select Medical Corp. Series E Term Loan B 3.75%, due 6/1/18	1,541,978	1,540,051

		73,221,332

Home and Office Furnishings, Housewares & Durable Consumer Products 1.1%
Jarden Corp. Add-On Term Loan B1 2.90%, due 9/30/20	2,481,250	2,490,016
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	4,363,197	4,370,671
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	2,485,474	2,474,083

		9,334,770

Hotels, Motels, Inns & Gaming 5.5%
Bally Technologies, Inc. Term Loan B 4.25%, due 11/25/20	3,623,286	3,635,743
♦Caesars Entertainment Operating Co. Extended Term Loan B5 4.529%, due 1/26/18	2,554,843	2,356,487

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co. (continued)
Extended Term Loan B6 5.531%, due 1/26/18	$1,958,066	$1,825,673
Term Loan B7 9.75%, due 3/1/17	5,083,333	5,012,802
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/12/20	3,482,500	3,496,043
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	4,501,144	4,491,579
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	3,881,574	3,884,000
MGM Resorts International Term Loan B 3.50%, due 12/20/19	3,940,000	3,927,195
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	2,337,733	2,339,662
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	7,462,500	7,383,211
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	6,024,799	6,042,374
Twin River Management Group, Inc. Term Loan B 5.25%, due 11/9/18	1,609,259	1,597,190

		45,991,959

Insurance 2.5%
♦Asurion LLC New Term Loan B1 5.00%, due 5/24/19	6,188,956	6,222,222
New 2nd Lien Term Loan 8.50%, due 3/3/21	2,000,000	2,072,500
Hub International, Ltd. Term Loan B 4.25%, due 10/2/20	1,919,998	1,921,999
MPH Acquisition Holdings LLC Term Loan 4.00%, due 3/31/21	3,073,818	3,064,597
Sedgwick, Inc. 1st Lien Term Loan 3.75%, due 3/1/21	5,586,000	5,501,512
2nd Lien Term Loan 6.75%, due 2/28/22	2,400,000	2,387,251

		21,170,081

Leisure, Amusement, Motion Pictures & Entertainment 3.4%
Bauer Performance Sports Ltd. Term Loan B 4.50%, due 4/15/21	1,468,700	1,470,078

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	$1,600,059	$1,602,333
CityCenter Holdings LLC Term Loan B 5.00%, due 10/16/20	1,091,118	1,098,619
Fitness International LLC Term Loan B 5.50%, due 6/25/20	2,000,000	1,991,666
IMG Worldwide Holdings LLC 1st Lien Term Loan 5.25%, due 5/6/21	1,912,500	1,924,453
2nd Lien Term Loan 8.25%, due 5/6/22	1,200,000	1,215,750
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	4,812,959	4,739,903
Travelport LLC REFI Term Loan 6.25%, due 6/26/19	7,072,089	7,225,320
US Finco LLC 1st Lien Term Loan 4.00%, due 5/29/20	2,098,800	2,093,553
2nd Lien Term Loan 8.25%, due 11/30/20	1,600,000	1,632,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	3,310,822	3,257,849

		28,251,524

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 3.1%
Alliance Laundry Systems LLC REFI Term Loan 4.259%, due 12/10/18	2,225,303	2,235,736
2nd Lien Term Loan 9.50%, due 12/10/19	920,455	934,261
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	2,557,475	2,526,038
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	1,985,506	1,994,192
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,107,371
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	3,201,320	3,175,710
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,916,775	7,904,678

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	$6,066,276	$6,043,528

		25,921,514

Media 0.3%
Bayonne Energy Center LLC Term Loan B TBD, due 6/30/21 (c)	800,000	806,334
New Albertson’s, Inc. Term Loan TBD, due 6/27/21	666,667	668,333
Templar Energy LLC 2nd Lien Term Loan 8.00%, due 11/25/20	900,000	893,250

		2,367,917

Mining, Steel, Iron & Non-Precious Metals 2.3%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	1,492,500	1,499,963
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	927,766	910,370
Gates Global, Inc. Term Loan B 4.25%, due 6/5/21	4,500,000	4,484,533
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,572,249	1,580,110
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (c)	1,568,150	1,576,775
Minerals Technology, Inc. Term Loan B 4.00%, due 5/9/21	2,600,000	2,611,916
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	4,346,256	4,348,429
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	1,488,750	1,495,729
Walter Energy, Inc. Term Loan B 7.25%, due 4/2/18	1,098,298	1,060,839

		19,568,664

Oil & Gas 2.9%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	475,000	469,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-171

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	$937,500	$942,579
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	2,470,443	2,548,527
FTS International, Inc. New Term Loan B 5.75%, due 4/16/21	1,890,909	1,909,818
HGIM Corp. Term Loan B 5.50%, due 6/18/20	1,985,000	1,971,353
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	1,481,250	1,370,156
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	2,000,000	1,951,250
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	4,300,000	4,297,695
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	4,835,351	4,800,430
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	278,919	278,919
Term Loan B 4.25%, due 12/16/20	2,005,060	2,005,060
Term Loan M 4.25%, due 12/16/20	104,021	104,021
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	1,492,500	1,500,430

		24,150,056

Personal & Nondurable Consumer Products (Manufacturing Only) 1.3%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,977,500	2,967,731
Prestige Brands, Inc. New Term Loan 3.75%, due 1/31/19	1,306,818	1,308,452
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	207,854	207,787
SRAM LLC New Term Loan B 4.009%, due 4/10/20	3,584,316	3,539,512

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Visant Corp. Term Loan B 5.25%, due 12/22/16	$3,121,976	$3,103,765

		11,127,247

Personal Transportation 0.4%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/15/21	970,000	973,839
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	2,468,750	2,461,035

		3,434,874

Personal, Food & Miscellaneous Services 0.6%
TGI Friday’s, Inc.
1st Lien Term Loan TBD, due 6/20/20 (c)	1,200,000	1,200,000
2nd Lien Term Loan TBD, due 6/20/21 (c)	1,400,000	1,396,500
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	2,631,320	2,077,645

		4,674,145

Printing & Publishing 1.8%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	1,246,875	1,261,422
Checkout Holding Corp.
1st Lien Term Loan 4.50%, due 4/9/21	2,000,000	2,000,626
2nd Lien Term Loan 7.75%, due 4/11/22	1,400,000	1,398,250
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	292,148	242,483
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	1,324,082	1,276,385
McGraw-Hill Global Education Holdings LLC New 1st Lien Term Loan 5.75%, due 3/22/19	597,000	606,515
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/1/20	600,000	603,000
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	380,290	270,640

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing (continued)
SNL Financial LC Term Loan 4.50%, due 10/23/18	$1,892,493	$1,896,041
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	5,468,759	5,471,494

		15,026,856

Retail Store 5.5%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	940,545	943,191
American Tire Distributors Holdings, Inc.
Delayed Draw Term Loan 5.75%, due 6/1/18	381,000	383,381
Term Loan B 5.75%, due 6/1/18	2,612,453	2,628,780
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	2,487,500	2,489,975
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,955,169	2,976,594
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	2,308,324	2,275,865
Leonardo Acquisition Corp. Term Loan 4.25%, due 1/31/21	498,750	498,594
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,353,236	4,349,157
♦Michaels Stores, Inc.
New Term Loan 3.75%, due 1/28/20	7,372,431	7,355,320
Delayed Draw Term Loan B2 4.00%, due 1/28/20	1,200,000	1,199,500
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	1,293,222	1,294,435
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	4,971,229	4,960,183
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	4,274,255	4,246,015
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	3,975,577	3,983,031

	Principal Amount	Value
Retail Store (continued)
Pilot Travel Centers LLC
REFI Term Loan B 3.75%, due 3/30/18	$4,122,376	$4,127,426
Term Loan B2 4.25%, due 8/7/19	1,179,000	1,179,982
Toys ‘R’ US Property Company I LLC New Term Loan B 6.00%, due 8/21/19	1,142,255	1,099,421

		45,990,850

Telecommunications 4.0%
Alcatel-Lucent USA, Inc. USD Term Loan C 4.50%, due 1/30/19	4,104,200	4,105,484
Avaya, Inc.
Extended Term Loan B3 4.727%, due 10/26/17	994,163	972,682
Term Loan B6 6.50%, due 3/30/18	4,434,989	4,437,335
Crown Castle Operating Co. Term Loan B2 3.00%, due 1/31/21	2,881,762	2,879,961
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	4,200,000	4,202,625
2020 Term Loan B 4.00%, due 1/15/20	2,000,000	2,002,500
LTS Buyer LLC 1st Lien Term Loan 4.00%, due 4/13/20	2,970,000	2,964,431
Mitel US Holdings, Inc. New Term Loan 5.25%, due 1/31/20	1,386,866	1,396,113
Syniverse Holdings, Inc.
Term Loan 4.00%, due 4/23/19	3,816,269	3,812,693
Term Loan B 4.00%, due 4/23/19	2,077,588	2,075,641
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	4,450,848	4,454,324

		33,303,789

Utilities 3.5%
Calpine Construction Finance Co., L.P. Original Term Loan B1 3.00%, due 5/3/20	487,519	478,465
Calpine Corp.
Term Loan B1 4.00%, due 4/1/18	4,891,362	4,904,950
Term Loan B2 4.00%, due 4/1/18	2,914,874	2,922,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-173

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	$3,122,308	$3,128,999
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	407,100	408,796
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	3,000,000	3,018,750
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	3,167,923	3,175,843
Term Loan C 4.25%, due 12/31/19	1,002,379	1,004,885
Essential Power LLC Term Loan B 4.75%, due 8/8/19	2,201,897	2,215,659
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	4,831,478	4,842,349
Topaz Power Holdings LLC Term Loan 6.25%, due 2/26/20	2,328,664	2,312,655
Viva Alamo LLC Term Loan B 4.75%, due 2/20/21	748,125	755,606

		29,169,119

Total Floating Rate Loans (Cost $758,173,456)		760,401,744

Foreign Floating Rate Loans 6.8% (b)
Broadcasting & Entertainment 0.3%
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	2,917,292	2,896,142

Chemicals, Plastics & Rubber 0.2%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	1,379,552	1,382,139

Containers, Packaging & Glass 0.3%
Mauser Industrieverpackungen GmbH
USD 1st Lien Term Loan TBD, due 6/30/21	631,000	627,845
USD 2nd Lien Term Loan TBD, due 6/30/22	1,400,000	1,386,000

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Rexam PLC USD 2nd Lien Term Loan 8.00%, due 5/2/22	$350,000	$350,875

		2,364,720

Diversified/Conglomerate Manufacturing 0.2%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan TBD, due 6/30/21 (c)	1,000,000	1,003,333
2nd Lien Term Loan TBD, due 6/30/22 (c)	800,000	802,000

		1,805,333

Electronics 0.4%
Avago Technologies Cayman Ltd. USD Term Loan B 3.75%, due 5/6/21	3,000,000	3,009,621
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/29/21	598,500	600,744

		3,610,365

Healthcare, Education & Childcare 0.6%
JLL / Delta Dutch Newco B.V. USD Term Loan 4.25%, due 3/11/21	1,714,286	1,699,286
Mallinckrodt International Finance S.A. Term Loan B 3.50%, due 3/19/21	997,500	996,945
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	2,620,759	2,617,156

		5,313,387

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	4,265,438	4,266,201

Mining, Steel, Iron & Non-Precious Metals 0.8%
♦FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	6,870,459	6,874,279

Oil & Gas 0.6%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	2,992,462	3,028,264
Pacific Drilling S.A. Term Loan B 4.50%, due 6/4/18	1,540,000	1,544,332

		4,572,596

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Printing & Publishing 1.0%
Colouroz Investment 1, GmbH
USD 1st Lien Term Loan B1 TBD, due 5/2/21 (c)	$933,333	$935,375
USD 2nd Lien Term Loan B1 TBD, due 5/2/22 (c)	642,857	645,000
Springer Science+Business Media Deutschland GmbH USD Term Loan B2 5.00%, due 8/14/20	6,701,241	6,711,715

		8,292,090

Retail Store 0.3%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	2,158,333	2,182,004

Telecommunications 1.6%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	6,439,180	6,447,229
Telesat USD Term Loan B2 3.50%, due 3/28/19	6,762,647	6,745,740

		13,192,969

Total Foreign Floating Rate Loans (Cost $56,449,762)		56,752,225

Total Long-Term Bonds (Cost $824,542,160)		827,674,319

	Shares
Affiliated Investment Company 0.6%
Fixed Income Fund 0.6%
MainStay High Yield Corporate Bond Fund Class I	822,368	5,049,342

Total Affiliated Investment Company (Cost $5,000,000)		5,049,342

	Principal Amount
Short-Term Investments 3.8%
Other Commercial Paper 1.2%
Tennessee Valley Authority Discount Notes 0.051%, due 7/17/14 (d)	$10,000,000	9,999,778

Total Other Commercial Paper (Cost $9,999,778)		9,999,778

	Principal Amount	Value
Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $4,299,399 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 3/31/18, with a Principal Amount of $4,390,000 and a Market Value of $4,318,663)	$4,229,399	$4,229,399

Total Repurchase Agreement (Cost $4,229,399)		4,229,399

U.S. Government 2.1%
United States Treasury Bills
0.005%, due 7/10/14 (d)	6,715,000	6,714,992
0.006%, due 7/17/14 (d)	10,974,000	10,973,971

Total U.S. Government (Cost $17,688,963)		17,688,963

Total Short-Term Investments (Cost $31,918,140)		31,918,140

Total Investments (Cost $861,460,300) (e)	103.2%	864,641,801
Other Assets, Less Liabilities	(3.2)	(26,793,833)
Net Assets	100.0%	$837,847,968

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2014.

(c)	Illiquid security—The total market value of these securities as of June 30, 2014, was $17,681,752, which represented 2.1% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of June 30, 2014, cost was $862,547,337 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,543,085
Gross unrealized depreciation	(3,448,621)

Net unrealized appreciation	$2,094,464

The following abbreviation is used in the above portfolio:

TBD—To be determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-175

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$10,520,350	$—	$10,520,350
Floating Rate Loans (b)	—	741,396,886	19,004,858	760,401,744
Foreign Floating Rate Loans (c)	—	54,738,380	2,013,845	56,752,225

Total Long-Term Bonds	—	806,655,616	21,018,703	827,674,319

Affiliated Investment Company
Fixed Income Fund	5,049,342	—	—	5,049,342
Short-Term Investments
Other Commercial Paper	—	9,999,778	—	9,999,778
Repurchase Agreement	—	4,229,399	—	4,229,399
U.S. Government	—	17,688,963	—	17,688,963

Total Short-Term Investments	—	31,918,140	—	31,918,140

Total Investments in Securities	$5,049,342	$838,573,756	$21,018,703	$864,641,801

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $19,004,858 of Level 3 securities which represents floating rate loans whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	Includes $2,013,845 of Level 3 securities which represents foreign floating rate loans whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, securities with a market value of $6,644,060 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from an independent pricing service utilizing the average of multiple bid quotations as of June 30, 2014. The fair value obtained for these loans from an independent pricing service as of December 31, 2013 utilized a single broker quote with significant unobservable inputs. (See Note 2)

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2014 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$1,047,842	$642	$7,313	$(9,263)	$—	$(1,046,534)	$—	$—	$—	$—
Broadcasting & Entertainment	3,200,931	(41)	—	(40,365)	—	(3,160,525)	—	—	—	—
Chemicals, Plastics & Rubber	—	(1,173)	56	3,949	2,418,063	(12,000)	—	—	2,408,895	3,949
Containers, Packaging & Glass	2,553,125	(3,280)	—	6,405	—	—	—	—	2,556,250	6,405
Diversified/Conglomerate Manufacturing	279,000	223	20,566	(2,808)	—	(296,981)	—	—	—	—
Diversified/Conglomerate Service	3,640,939	870	283	(7,406)	—	(63,374)	—	(1,191,000)	2,380,312	(6,806)
Electronics	3,478,060	—	—	—	—	—	—	(3,478,060)	—	—
Finance	2,672,143	7,067	952	(8,019)	—	(24,431)	—	—	2,647,712	(7,067)
Healthcare, Education & Childcare	—	1,340	—	16,514	1,522,197	—	—	—	1,540,051	16,514
Insurance	609,000	91	14,592	(11,683)	—	(612,000)	—	—	—	—
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1,101,903	1,979	—	3,489	—	—	—	—	1,107,371	3,489
Mining, Steel, Iron & Non-Precious Metals	121,033	30	369	(96)	—	(121,336)	—	—	—	—
Oil & Gas	1,975,000	—	—	—	—	—	—	(1,975,000)	—	—
Personal, Food & Miscellanous Services	—	—	—	11,250	2,585,250	—	—	—	2,596,500	11,250
Retail Store	—	78	6	21,021	2,993,556	(2,500)	—	—	3,012,161	21,021
Utilities	1,980,050	3,475	63,703	(22,473)	742,545	(2,011,694)	—	—	755,606	14,592
Foreign Floating Rate Loans
Containers, Packaging & Glass	—	—	—	—	2,013,845	—	—	—	2,013,845	—

Total	$22,659,026	$11,301	$107,840	$(39,485)	$12,275,456	$(7,351,375)	$—	$(6,644,060)	$21,018,703	$63,347

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-177

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $856,460,300)	$859,592,459
Investment in affiliated investment company, at value (identified cost $5,000,000)	5,049,342
Unrealized appreciation on unfunded commitments (See Note 6)	1,958
Receivables:
Investment securities sold	8,848,214
Dividends and interest	3,641,733
Fund shares sold	1,523,830
Other assets	4,210

Total assets	878,661,746

Liabilities
Payables:
Investment securities purchased	40,072,037
Manager (See Note 3)	408,940
NYLIFE Distributors (See Note 3)	123,034
Fund shares redeemed	105,132
Shareholder communication	53,820
Professional fees	45,173
Trustees	1,658
Custodian	1,241
Accrued expenses	2,743

Total liabilities	40,813,778

Net assets	$837,847,968

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$89,867
Additional paid-in capital	841,660,853

841,750,720
Undistributed net investment income	37,998
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(7,124,398)
Net unrealized appreciation (depreciation) on investments	3,181,501
Net unrealized appreciation (depreciation) on unfunded commitments	1,958
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	189

Net assets	$837,847,968

Initial Class
Net assets applicable to outstanding shares	$233,733,665

Shares of beneficial interest outstanding	25,084,719

Net asset value per share outstanding	$9.32

Service Class
Net assets applicable to outstanding shares	$604,114,303

Shares of beneficial interest outstanding	64,782,334

Net asset value per share outstanding	$9.33

M-178	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$18,820,294
Dividend distributions from an affiliated investment company	168,257

Total income	18,988,551

Expenses
Manager (See Note 3)	2,531,284
Distribution and service—Service Class (See Note 3)	724,078
Shareholder communication	67,079
Professional fees	49,597
Custodian	20,228
Trustees	7,671
Miscellaneous	25,501

Total expenses	3,425,438

Net investment income (loss)	15,563,113

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	(414,422)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(844,980)
Translation of other assets and liabilities in foreign currencies	189

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(844,791)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(1,259,213)

Net increase (decrease) in net assets resulting from operations	$14,303,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-179

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,563,113	$31,882,106
Net realized gain (loss) on investments	(414,422)	3,756,661
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(844,791)	(2,817,142)

Net increase (decrease) in net assets resulting from operations	14,303,900	32,821,625

Dividends to shareholders:
From net investment income:
Initial Class	(5,135,309)	(12,037,630)
Service Class	(10,525,436)	(19,875,142)

Total dividends to shareholders	(15,660,745)	(31,912,772)

Capital share transactions:
Net proceeds from sale of shares	85,781,176	254,446,450
Net asset value of shares issued to shareholders in reinvestment of dividends	15,660,745	31,912,772
Cost of shares redeemed	(111,035,103)	(179,794,976)

Increase (decrease) in net assets derived from capital share transactions	(9,593,182)	106,564,246

Net increase (decrease) in net assets	(10,950,027)	107,473,099

Net Assets
Beginning of period	848,797,995	741,324,896

End of period	$837,847,968	$848,797,995

Undistributed net investment income at end of period	$37,998	$135,630

M-180	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.33		$9.32	$9.07	$9.26	$8.92	$6.93

Net investment income (loss)	0.18		0.39	0.39	0.40	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.01)		0.01	0.25	(0.19)	0.34	1.99

Total from investment operations	0.17		0.40	0.64	0.21	0.70	2.29

Less dividends:
From net investment income	(0.18)		(0.39)	(0.39)	(0.40)	(0.36)	(0.30)

Net asset value at end of period	$9.32		$9.33	$9.32	$9.07	$9.26	$8.92

Total investment return	1.80	%(a)	4.46%	7.15%	2.19%	8.08%	33.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	%††	4.22%	4.25%	4.19%	4.02%	3.70%
Net expenses	0.64	%††	0.64%	0.65%	0.65%	0.67%	0.68%
Portfolio turnover rate	28%		49%	47%	13%	11%	17%
Net assets at end of period (in 000’s)	$233,734		$281,957	$282,716	$161,480	$145,965	$106,754

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.34		$9.33	$9.08	$9.26	$8.92	$6.93

Net investment income (loss)	0.17		0.37	0.37	0.36	0.34	0.28
Net realized and unrealized gain (loss) on investments	(0.01)		0.01	0.25	(0.18)	0.34	1.99

Total from investment operations	0.16		0.38	0.62	0.18	0.68	2.27

Less dividends:
From net investment income	(0.17)		(0.37)	(0.37)	(0.36)	(0.34)	(0.28)

Net asset value at end of period	$9.33		$9.34	$9.33	$9.08	$9.26	$8.92

Total investment return	1.67	%(a)	4.20%	6.89%	1.93%	7.81%	33.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61	%††	3.96%	4.00%	3.94%	3.77%	3.44%
Net expenses	0.89	%††	0.89%	0.90%	0.90%	0.92%	0.93%
Portfolio turnover rate	28%		49%	47%	13%	11%	17%
Net assets at end of period (in 000’s)	$604,114		$566,841	$458,609	$397,071	$383,756	$309,163

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-181

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	3.20%	3.39%	3.62%	4.37%	0.54%
Service Class Shares	3.07	3.13	3.37	4.11	0.79

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[3]	2.66%	2.08%	3.46%	4.43%
Morningstar Intermediate Government Category Average[4]	3.26	3.06	3.62	4.09

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.36% for Initial Class shares and 4.09% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

M-182	MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,032.00	$2.77	$1,022.10	$2.76

Service Class Shares	$1,000.00	$1,030.70	$4.03	$1,020.80	$4.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-183

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-188 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39

9.	Tennessee Valley Authority, 4.65%, due 6/15/35

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

M-184	MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Government Portfolio returned 3.20% for Initial Class shares and 3.07% for Service Class shares. Over the same period, both share classes outperformed the 2.66% return of the Barclays U.S. Government Bond Index.1 Both share classes underperformed the 3.26% return of the Morningstar Intermediate Government Category Average for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period—duration2 positioning, yield-curve3 posture, sector weightings and issue selection.

The Portfolio’s duration was consistently shorter than that of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration left the Portfolio less sensitive to changes in U.S. Treasury yields than the benchmark, which hindered relative performance as U.S. Treasury yields fell. The Portfolio would have experienced similar disadvantages relative to peer portfolios with longer durations than the Portfolio.

During the reporting period, the spread between the 2- and 30-year benchmark points on the Treasury yield curve narrowed. This flattening of the curve may have slowed the Portfolio’s performance relative to peers more concentrated in longer-duration securities.

Agency mortgage pass-throughs are the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-throughs imparts a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This yield advantage was a positive contributor to the Portfolio’s absolute return during the reporting period. (Contributions take weightings and total returns into account.) In addition to the yield advantage, agency mortgage pass-throughs provided higher total returns than comparable-duration U.S. Treasury securities during the reporting period. Agency mortgage-backed securities performed well because of muted volatility in U.S. Treasury yields, a low level of new mortgage-loan production and robust demand for mortgage-backed securities. Mortgage-sector exposure also contributed to the Portfolio’s performance relative to the Barclays U.S. Government Bond Index, which has no mortgage exposure, and relative to peers with less mortgage exposure than the Portfolio.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac and deemphasized Ginnie Mae issues. Relative to peers, the Portfolio may have been underweight Ginnie Mae securities. Ginnie Mae, Fannie Mae and Freddie Mac securities performed similarly during the reporting period. As a result, the Portfolio’s lower Ginnie Mae exposure is unlikely to have meaningfully affected performance relative to peers with larger allocations.

Low turnover helped the Portfolio relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Portfolio nearly fully invested, avoiding large cash balances.

During the reporting period, the Portfolio had no exposure to Treasury Inflation-Protected Securities (TIPS). Because TIPS outperformed similar-duration nominal U.S. Treasury securities as the price of crude oil rose, peers with TIPS exposure would have enjoyed a benefit relative to the Portfolio. Since neither the Portfolio nor the benchmark had any TIPS exposure, there was no impact relative to the benchmark from this asset class.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio maintained a short position in 5-year and 10-year U.S. Treasury futures to offset the risk of mortgage durations extending if U.S. Treasury yields rose. The U.S. Treasury futures position slowed the Portfolio’s performance because the yields of intermediate-maturity U.S. Treasury securities fell during the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-185

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio normally maintains an intermediate duration of approximately four years. At the end of the reporting period, the Portfolio’s 3.6 year duration was roughly 1.4 years shorter than the duration of the Barclays U.S. Government Bond Index.

In the market environment during the reporting period, we preferred to keep the Portfolio’s duration on the shorter side. This positioning would have helped the Portfolio relative to the benchmark and peer portfolios with longer durations if U.S. Treasury yields rose. During the reporting period, we used U.S. Treasury futures to dampen the Portfolio’s interest-rate sensitivity. The use of these instruments allowed us to keep the Portfolio’s duration near the four-year target.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio emphasized agency mortgage pass-through securities4 because we believed that they could offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. Our emphasis on the agency mortgage pass-through sector introduced incremental yield to the Portfolio and positioned the Portfolio to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities have compressed. Interest rate volatility moderated as U.S. Treasury yields fluctuated in a fairly tight range during the reporting period. We believe that, generally, mortgage-backed securities are apt to do better when volatility is muted.

Most of the Portfolio’s residential mortgage exposure was in mortgage pass-throughs rather than collateralized mortgage obligations. In our opinion, the com-pensation demanded during the reporting period by the market for the better convexity5 of collateralized mortgage obligations seemed excessive.

During the reporting period, we favored mortgage-backed securities issued by Fannie Mae and Freddie Mac over Ginnie Mae securities because the price spread between Ginnie Mae and Fannie Mae/Freddie Mac pass-throughs was above historical norms. If the price spread were to revert to normal levels, then

Ginnie Mae securities may have the potential to underperform Fannie Mae/Freddie Mac pass-through securities.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Agency-related mortgage-backed securities outperformed comparable-duration U.S. Treasury securities for three reasons. First, the volatility of U.S. Treasury yields was muted. Second, robust investor demand exceeded the tepid pace of mortgage-loan origination. Third, mortgage-backed securities maintained a yield advantage relative to U.S. Treasury securities.

As U.S. Treasury yields fell during the reporting period, our duration posture slowed performance relative to the Barclays U.S. Government Bond Index and relative to peers that may have had longer durations. Portfolios with longer durations would have benefited because duration added to total return as yields fell.

The flattening of the U.S. Treasury yield curve between the 10-year and 30-year maturity points hampered the Portfolio’s performance relative to the Index and relative to peers with a larger concentration of longer-duration securities.

Did the Portfolio make any significant purchases or sales during the reporting period?

There was minimal trading activity during the period aside from rolling the Portfolio’s U.S. Treasury futures positions forward each quarter-end.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector commitments were stable during the period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Portfolio held modestly overweight positions in asset-backed

4.	Mortgage pass-through securities (also referred to as mortgage pass-throughs) consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

M-186	MainStay VP Government Portfolio

securities, corporate bonds and commercial mortgage-backed securities. As of June 30, 2014, the Portfolio’s collective non-government exposure was about 11% of net assets, and the Portfolio held about 2% in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-187

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.8%† Asset-Backed Security 0.8%
Utilities 0.8%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$1,995,000	$2,271,814

Total Asset-Backed Security (Cost $2,029,254)		2,271,814

Corporate Bonds 4.4%
Agriculture 0.8%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,125,875
9.70%, due 11/10/18	796,000	1,043,024

		2,168,899

Finance—Investment Banker/Broker 0.4%
Merrill Lynch & Co., Inc. 6.875%, due 4/25/18	900,000	1,060,318

Pipelines 1.1%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	3,051,761

Real Estate Investment Trusts 0.8%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,328,801

Telecommunications 1.3%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	3,100,000	3,424,198

Total Corporate Bonds (Cost $11,642,543)		12,033,977

Mortgage-Backed Securities 5.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,550,000	1,612,335
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	784,786	842,810
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,456,712	1,620,484

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	$2,500,000	$2,604,132
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	660,000	688,684
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	605,762
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	829,826
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,624,919
Series 2007-CB20, Class A3 5.819%, due 2/12/51	40,800	40,977
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	243,815	251,946
Morgan Stanley Capital I Trust Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,366,047
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	565,186	572,709
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,476,776	1,600,471

		14,261,102

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.539%, due 8/25/36 (c)	482,091	447,073
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, due 2/25/42 (a)(b)(d)(e)	1,166,744	933,395

		1,380,468

Total Mortgage-Backed Securities (Cost $15,628,297)		15,641,570

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 86.8%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (f)	$307,796	$52,156
Series 361, Class 2, IO 6.00%, due 10/1/35 (f)	63,828	11,598

		63,754

Federal Home Loan Bank 1.0%
5.00%, due 11/17/17	2,400,000	2,707,723

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 18.4%
2.25%, due 3/1/35 (b)	33,119	35,016
2.375%, due 6/1/35 (b)	267,933	285,510
2.375%, due 2/1/37 (b)	183,621	196,110
3.50%, due 10/1/25	753,304	798,490
3.50%, due 11/1/25	4,248,639	4,503,539
3.50%, due 12/1/41	453,483	467,696
3.50%, due 7/1/42	466,792	480,430
4.00%, due 3/1/25	1,758,252	1,875,507
4.00%, due 7/1/25	545,199	584,254
4.00%, due 8/1/31	1,109,327	1,191,660
4.00%, due 8/1/39	1,022,776	1,089,359
♦4.00%, due 12/1/40	4,473,244	4,759,051
♦4.00%, due 2/1/41	7,464,198	7,935,232
♦4.00%, due 3/1/41	8,863,261	9,430,114
4.00%, due 1/1/42	4,160,502	4,428,730
4.00%, due 12/1/42	1,417,795	1,501,803
4.50%, due 3/1/41	1,200,605	1,316,675
4.50%, due 5/1/41	1,595,247	1,743,034
4.50%, due 8/1/41	1,867,155	2,040,586
5.00%, due 1/1/20	400,354	432,454
5.00%, due 6/1/33	902,507	1,002,271
5.00%, due 8/1/33	516,693	574,012
5.00%, due 5/1/36	368,549	408,209
5.00%, due 10/1/39	1,342,560	1,513,636
5.50%, due 1/1/21	351,466	380,961
5.50%, due 1/1/33	614,796	690,556
6.50%, due 4/1/37	100,969	113,775

		49,778,670

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.8%
1.933%, due 11/1/34 (b)	281,680	295,504
2.082%, due 4/1/34 (b)	293,066	311,213
3.00%, due 10/1/32	1,533,012	1,564,613
3.50%, due 11/1/20	3,084,494	3,273,068
3.50%, due 10/1/25	1,669,863	1,772,094
♦3.50%, due 11/1/25	11,353,041	12,056,162
3.50%, due 9/1/32	4,250,214	4,456,578
3.50%, due 11/1/32	1,045,202	1,095,952

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 2/1/41	$2,542,036	$2,620,799
3.50%, due 11/1/41	3,400,294	3,511,561
3.50%, due 12/1/41	1,497,049	1,545,803
3.50%, due 1/1/42	3,345,626	3,458,290
3.50%, due 3/1/42	3,358,787	3,462,857
3.50%, due 5/1/42	1,565,549	1,614,057
3.50%, due 8/1/42	3,656,912	3,738,427
3.50%, due 11/1/42	1,428,613	1,460,459
3.50%, due 12/1/42	1,678,576	1,733,676
3.50%, due 2/1/43	1,838,769	1,899,135
3.50%, due 5/1/43	3,485,220	3,595,422
4.00%, due 9/1/31	2,429,570	2,614,613
4.00%, due 1/1/41	1,343,757	1,431,703
4.00%, due 2/1/41	1,034,232	1,102,185
4.00%, due 3/1/41	2,714,590	2,896,041
4.00%, due 10/1/41	805,622	859,745
4.00%, due 3/1/42	2,326,647	2,473,546
4.00%, due 6/1/42	1,002,803	1,059,158
4.00%, due 7/1/42	3,056,899	3,226,581
4.00%, due 8/1/42	1,486,518	1,570,459
4.00%, due 9/1/42	1,434,026	1,524,034
4.50%, due 7/1/18	1,236,640	1,313,268
4.50%, due 11/1/18	928,193	985,905
4.50%, due 6/1/23	757,755	807,872
4.50%, due 6/1/39	1,256,263	1,375,748
4.50%, due 7/1/39	3,304,755	3,629,910
♦4.50%, due 8/1/39	4,704,545	5,158,922
4.50%, due 9/1/40	3,842,406	4,219,005
4.50%, due 12/1/40	2,528,789	2,758,569
♦4.50%, due 1/1/41	6,530,141	7,173,948
4.50%, due 2/1/41	599,880	657,970
4.50%, due 8/1/41	3,108,239	3,398,384
5.00%, due 11/1/17	563,545	597,785
5.00%, due 9/1/20	47,819	51,598
5.00%, due 11/1/33	1,676,861	1,872,455
5.00%, due 7/1/34	203,862	227,149
5.00%, due 6/1/35	1,252,450	1,394,876
5.00%, due 10/1/35	340,647	378,961
5.00%, due 1/1/36	158,594	176,434
5.00%, due 2/1/36	1,861,705	2,070,812
5.00%, due 5/1/36	1,814,570	2,018,069
5.00%, due 3/1/40	2,223,044	2,497,780
5.00%, due 2/1/41	3,642,177	4,130,350
5.50%, due 11/1/17	375,907	399,233
5.50%, due 6/1/19	437,124	470,608
5.50%, due 11/1/19	538,786	572,664
5.50%, due 4/1/21	750,761	814,891
5.50%, due 6/1/21	46,261	50,586
5.50%, due 6/1/33	2,094,854	2,362,303
5.50%, due 11/1/33	1,366,079	1,536,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-189

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/1/33	$1,401,146	$1,579,825
5.50%, due 6/1/34	419,415	471,608
5.50%, due 3/1/35	628,817	707,142
5.50%, due 12/1/35	247,129	277,370
5.50%, due 4/1/36	1,316,511	1,473,782
5.50%, due 1/1/37	376,851	429,852
5.50%, due 7/1/37	286,782	327,268
5.50%, due 8/1/37	316,331	355,025
6.00%, due 12/1/16	23,594	24,436
6.00%, due 1/1/33	237,427	269,675
6.00%, due 3/1/33	234,147	265,768
6.00%, due 9/1/34	41,844	47,458
6.00%, due 9/1/35	683,468	780,055
6.00%, due 10/1/35	135,795	154,414
6.00%, due 4/1/36	541,340	612,144
6.00%, due 6/1/36	350,347	394,746
6.00%, due 11/1/36	576,907	650,800
6.00%, due 4/1/37	107,857	118,152
6.50%, due 10/1/31	85,448	96,347
6.50%, due 7/1/32	27,117	30,576
6.50%, due 2/1/37	77,592	87,489
6.50%, due 8/1/47	68,710	75,368

		134,555,206

Government National Mortgage Association (Mortgage Pass-Through Securities) 10.5%
4.00%, due 7/15/39	866,127	926,660
4.00%, due 9/20/40	2,987,891	3,204,452
4.00%, due 11/20/40	409,422	439,107
4.00%, due 1/15/41	3,243,867	3,470,578
♦4.00%, due 10/15/41	5,855,660	6,282,961
♦4.50%, due 5/20/40	8,097,116	8,870,449
5.00%, due 4/15/34	1,127,790	1,250,925
5.00%, due 2/20/41	888,789	986,820
5.50%, due 6/15/33	1,177,853	1,339,673
5.50%, due 12/15/35	398,412	447,135
6.00%, due 8/15/32	227,646	263,212
6.00%, due 10/15/32	377,711	435,514
6.50%, due 7/15/28	44,502	51,998
6.50%, due 8/15/28	55,681	63,501
6.50%, due 7/15/32	207,774	241,664

		28,274,649

♦Overseas Private Investment Corporation 2.2%
5.142%, due 12/15/23	5,322,952	5,948,462

Tennessee Valley Authority 3.3%
♦4.65%, due 6/15/35	4,395,000	4,850,656
6.25%, due 12/15/17	3,485,000	4,070,072

		8,920,728

	Principal Amount	Value
United States Treasury Note 1.6%
0.625%, due 10/15/16	$4,320,000	$4,324,389

Total U.S. Government & Federal Agencies (Cost $225,974,227)		234,573,581

Total Long-Term Bonds (Cost $255,274,321)		264,520,942

Short-Term Investment 1.8%
Repurchase Agreement 1.8%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $4,744,176 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.1% and a maturity date of 10/17/22, with a Principal Amount of $5,120,000 and a Market Value of $4,842,895)	4,744,176	4,744,176

Total Short-Term Investment (Cost $4,744,176)		4,744,176

Total Investments (Cost $260,018,497) (i)	99.6%	269,265,118
Other Assets, Less Liabilities	0.4	982,175
Net Assets	100.0%	$270,247,293

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts 0.0%‡
United States Treasury Note September 2014 (10 Year) (h)	(126)	$(271)
United States Treasury Note September 2014 (5 Year) (h)	(300)	56,205

Total Futures Contracts (Notional Amount $51,609,938)		$55,934

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

M-190	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Illiquid security—The total market value of this security as of June 30, 2014, was $933,395, which represented 0.3% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of fair valued securities was $933,395, which represented 0.3% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(h)	As of June 30, 2014, cash in the amount of $447,300 is on deposit with brokers for futures transactions.

(i)	As of June 30, 2014, cost was $260,018,497 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,994,298
Gross unrealized depreciation	(1,747,677)

Net unrealized appreciation	$9,246,621

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,271,814	$—	$2,271,814
Corporate Bonds	—	12,033,977	—	12,033,977
Mortgage-Backed Securities (b)	—	14,708,175	933,395	15,641,570
U.S. Government & Federal Agencies	—	234,573,581	—	234,573,581

Total Long-Term Bonds	—	263,587,547	933,395	264,520,942

Short-Term Investment
Repurchase Agreement	—	4,744,176	—	4,744,176

Total Investments in Securities	—	268,331,723	933,395	269,265,118

Other Financial Instruments
Futures Contracts Short (c)	56,205	—	—	56,205

Total Investments in Securities and Other Financial Instruments	$56,205	$268,331,723	$933,395	$269,321,323

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(271)	$—	$—	$(271)

Total Other Financial Instruments	$(271)	$—	$—	$(271)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $933,395 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-191

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$917,677	$644	$2,145	$69,756	$—	$(56,827)	$—	$—	$933,395	$57,695

Total	$917,677	$644	$2,145	$69,756	$—	$(56,827)	$—	$—	$933,395	$57,695

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-192	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $260,018,497)	$269,265,118
Cash collateral on deposit at broker	447,300
Receivables:
Interest	950,261
Fund shares sold	30,520
Investment securities sold	4,836
Other assets	1,470

Total assets	270,699,505

Liabilities
Payables:
Fund shares redeemed	218,207
Manager (See Note 3)	111,446
NYLIFE Distributors (See Note 3)	38,234
Variation margin on futures contracts	30,938
Professional fees	29,084
Shareholder communication	18,092
Custodian	3,229
Trustees	872
Accrued expenses	2,110

Total liabilities	452,212

Net assets	$270,247,293

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,668
Additional paid-in capital	249,900,835

249,924,503
Undistributed net investment income	11,376,190
Accumulated net realized gain (loss) on investments and futures transactions	(355,955)
Net unrealized appreciation (depreciation) on investments and futures contracts	9,302,555

Net assets	$270,247,293

Initial Class
Net assets applicable to outstanding shares	$84,628,865

Shares of beneficial interest outstanding	7,364,227

Net asset value per share outstanding	$11.49

Service Class
Net assets applicable to outstanding shares	$185,618,428

Shares of beneficial interest outstanding	16,303,888

Net asset value per share outstanding	$11.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-193

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,568,328

Expenses
Manager (See Note 3)	686,249
Distribution and service—Service Class (See Note 3)	234,708
Professional fees	28,730
Shareholder communication	21,821
Custodian	9,568
Trustees	2,800
Miscellaneous	5,451

Total expenses	989,327

Net investment income (loss)	3,579,001

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(28,501)
Futures transactions	(446,390)

Net realized gain (loss) on investments and futures transactions	(474,891)

Net change in unrealized appreciation (depreciation) on:
Investments	6,138,008
Futures contracts	(707,213)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,430,795

Net realized and unrealized gain (loss) on investments and futures transactions	4,955,904

Net increase (decrease) in net assets resulting from operations	$8,534,905

M-194	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,579,001	$7,830,136
Net realized gain (loss) on investments and futures transactions	(474,891)	247,772
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,430,795	(17,338,782)

Net increase (decrease) in net assets resulting from operations	8,534,905	(9,260,874)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(3,209,825)
Service Class	—	(6,516,735)

	—	(9,726,560)

From net realized gain on investments:
Initial Class	—	(176,469)
Service Class	—	(391,771)

	—	(568,240)

Total dividends and distributions to shareholders	—	(10,294,800)

Capital share transactions:
Net proceeds from sale of shares	9,749,313	27,826,629
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	10,294,800
Cost of shares redeemed	(32,354,575)	(107,755,995)

Increase (decrease) in net assets derived from capital share transactions	(22,605,262)	(69,634,566)

Net increase (decrease) in net assets	(14,070,357)	(89,190,240)

Net Assets
Beginning of period	284,317,650	373,507,890

End of period	$270,247,293	$284,317,650

Undistributed net investment income at end of period	$11,376,190	$7,797,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-195

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.13		$11.84	$11.74	$11.55	$11.47	$11.72

Net investment income (loss) (a)	0.16		0.30	0.33	0.36	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.20		(0.60)	0.13	0.32	0.30	(0.17)

Total from investment operations	0.36		(0.30)	0.46	0.68	0.63	0.19

Less dividends and distributions:
From net investment income	—		(0.39)	(0.36)	(0.39)	(0.37)	(0.43)
From net realized gain on investments	—		(0.02)	—	(0.10)	(0.18)	(0.01)

Total dividends and distributions	—		(0.41)	(0.36)	(0.49)	(0.55)	(0.44)

Net asset value at end of period	$11.49		$11.13	$11.84	$11.74	$11.55	$11.47

Total investment return	3.23	%(b)(c)	(2.46%)	3.96%	5.98%	5.35%	1.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78	%††	2.56%	2.78%	3.04%	2.79%	3.12%
Net expenses	0.55	%††	0.54%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate (d)	0%		25%	40%	58%	127%	141%
Net assets at end of period (in 000’s)	$84,629		$89,165	$117,126	$133,395	$153,178	$167,267

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, 30% and 24% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

M-196	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.04		$11.74	$11.65	$11.46	$11.40	$11.66

Net investment income (loss) (a)	0.14		0.26	0.30	0.33	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.20		(0.58)	0.13	0.33	0.28	(0.17)

Total from investment operations	0.34		(0.32)	0.43	0.66	0.58	0.16

Less dividends and distributions:
From net investment income	—		(0.36)	(0.34)	(0.37)	(0.34)	(0.41)
From net realized gain on investments	—		(0.02)	—	(0.10)	(0.18)	(0.01)

Total dividends and distributions	—		(0.38)	(0.34)	(0.47)	(0.52)	(0.42)

Net asset value at end of period	$11.38		$11.04	$11.74	$11.65	$11.46	$11.40

Total investment return	3.08	%(b)(c)	(2.70%)	3.70%	5.71%	5.09%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	%††	2.31%	2.53%	2.79%	2.53%	2.87%
Net expenses	0.80	%††	0.79%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate (d)	0%		25%	40%	58%	127%	141%
Net assets at end of period (in 000’s)	$185,618		$195,153	$256,382	$234,768	$221,793	$182,700

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, 30% and 24% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-197

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.37%	22.27%	16.51%	6.92%	1.24%
Service Class Shares	4.24	21.97	16.22	6.65	1.49

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	7.14%	24.61%	18.83%	7.62%
MSCI EAFE® Index[3]	4.78	23.57	11.77	4.45
Growth Allocation Composite Index[3]	6.53	24.27	17.42	7.02
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	5.71	22.42	16.89	5.92

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have average characteristics compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-198	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,043.70	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,042.40	$1.42	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-199

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-203 for specific holdings within these categories.

M-200	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Growth Allocation Portfolio returned 4.37% for Initial Class shares and 4.24% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 4.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes underperformed the 6.53% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Portfolio. Both share classes also underperformed the 5.71% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, the Portfolio’s principal investment strategies were modified to increase the target allocation to international equities by five percentage points.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in international stocks—accounted for many of the challenges the Portfolio experienced in terms of relative performance. International stocks generally underperformed U.S. stocks during the reporting period.

Relative performance was very weak during the reporting period. Size and style biases had little net effect. On the other hand, exposure to emerging-market equities early in the reporting period weighed on returns. Among the reasons were slowing growth in China, Russian incursions in Ukraine, widespread political instability and concerns about a reversal of foreign investment as the Federal Reserve winds down its program of direct security purchases. (This program is widely known as quantitative easing.) Over the winter months, most emerging markets fared poorly relative to markets that were more developed.

The weak returns seen during the reporting period were primarily attributable to performance at the Underlying Portfolio/Fund level rather than asset class positioning. Because the Portfolio invests in more than a dozen Underlying Portfolios/Funds, there will often be some that enjoy strong returns and others that show significantly weaker performance. During the reporting period, the mix was markedly skewed toward weaker performers. Among the more notable holdings that struggled were MainStay VP Marketfield Portfolio, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay Epoch Global Choice Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Early in the reporting period, the Portfolio gave mild emphasis to two themes that we later curtailed. First, we favored smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we gave growth stocks priority over value stocks, as we anticipated that the “quest for yield” that has marked the past couple of years would morph into a “quest for growth.” Both strategies detracted from returns during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-201

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations alike should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we increased allocations to MainStay Emerging Markets Opportunities Fund, MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay VP International Equity Portfolio.

Several U.S. equity Portfolios/Funds saw allocation decreases as the shift toward international stocks became effective, but MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Mid Cap Core Portfolio and MainStay Emerging Markets Opportunities Fund. At the other end of the spectrum, MainStay VP Marketfield Portfolio and MainStay Epoch Global Choice Fund had the lowest total returns, both of which were negative.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributor to the Portfolio’s overall performance was MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) A larger position in MainStay MAP Fund was next in line, despite rather weak performance during the reporting period. MainStay VP Marketfield Portfolio was the most significant detractor from absolute performance, followed by MainStay Epoch Global Choice Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-202	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.6%†
Equity Funds 99.6%
MainStay Emerging Markets Opportunities Fund Class I (a)	1,190,859	$12,361,116
MainStay Epoch Global Choice Fund Class I (a)	687,445	14,051,373
MainStay Epoch U.S. All Cap Fund Class I (a)	1,420,379	41,617,094
MainStay ICAP Equity Fund Class I	556,171	30,227,877
MainStay ICAP International Fund Class I	1,080,995	40,061,660
MainStay International Opportunities Fund Class I (a)	3,094,743	29,214,370
MainStay MAP Fund Class I	1,000,805	47,288,018
MainStay U.S. Equity Opportunities Fund Class I (a)	4,490,098	40,725,188
MainStay VP Cornerstone Growth Portfolio Initial Class	155,789	5,483,814
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	1,253,751	12,166,411
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,334,290	17,732,927
MainStay VP International Equity Portfolio Initial Class (a)	1,104,495	16,206,949
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,132,385	50,212,260
MainStay VP Marketfield Portfolio Initial Class (a)(b)	876,599	9,437,819
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,592,275	28,049,618
MainStay VP S&P 500 Index Portfolio Initial Class	413,618	16,628,326
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,916,652	42,718,657
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,730,587	24,869,458

Total Equity Funds (Cost $408,685,026)		479,052,935

Total Affiliated Investment Companies (Cost $408,685,026)		479,052,935

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $803,725 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $870,000 and a Market Value of $823,364) (zero coupon), due 7/1/14	$803,725	$803,725

Total Short-Term Investment (Cost $803,725)		803,725

Total Investments (Cost $409,488,751)	99.7%	479,856,660
Other Assets, Less Liabilities	0.3	1,265,023
Net Assets	100.0%	$481,121,683

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2014, cost was $412,062,249 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$70,367,909
Gross unrealized depreciation	(2,573,498)

Net unrealized appreciation	$67,794,411

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-203

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$479,052,935	$—	$—	$479,052,935
Short-Term Investment
Repurchase Agreement	—	803,725	—	803,725

Total Investments	$479,052,935	$803,725	$—	$479,856,660

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-204	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $408,685,026)	$479,052,935
Repurchase agreement, at value (identified cost $803,725)	803,725
Receivables:
Fund shares sold	2,240,546
Other assets	1,897

Total assets	482,099,103

Liabilities
Due to custodian	403,755
Payables:
Investment securities purchased	337,032
Fund shares redeemed	101,415
NYLIFE Distributors (See Note 3)	86,553
Shareholder communication	24,418
Professional fees	20,453
Custodian	750
Trustees	406
Accrued expenses	2,638

Total liabilities	977,420

Net assets	$481,121,683

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,038
Additional paid-in capital	401,101,505

401,138,543
Undistributed net investment income	5,811,449
Accumulated net realized gain (loss) on investments	3,803,782
Net unrealized appreciation (depreciation) on investments	70,367,909

Net assets	$481,121,683

Initial Class
Net assets applicable to outstanding shares	$47,012,439

Shares of beneficial interest outstanding	3,600,461

Net asset value per share outstanding	$13.06

Service Class
Net assets applicable to outstanding shares	$434,109,244

Shares of beneficial interest outstanding	33,437,223

Net asset value per share outstanding	$12.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-205

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$163,843

Expenses
Distribution and service—Service Class (See Note 3)	472,290
Shareholder communication	31,582
Professional fees	20,911
Trustees	3,402
Custodian	2,800
Miscellaneous	5,363

Total expenses	536,348

Net investment income (loss)	(372,505)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	11,914,168
Net change in unrealized appreciation (depreciation) on investments	7,728,992

Net realized and unrealized gain (loss) on investments	19,643,160

Net increase (decrease) in net assets resulting from operations	$19,270,655

M-206	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(372,505)	$2,475,967
Net realized gain (loss) on investments from affiliated investment companies transactions	11,914,168	36,598,309
Net change in unrealized appreciation (depreciation) on investments	7,728,992	44,246,800

Net increase (decrease) in net assets resulting from operations	19,270,655	83,321,076

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(382,274)
Service Class	—	(2,311,559)

	—	(2,693,833)

From net realized gain on investments:
Initial Class	—	(1,782,808)
Service Class	—	(13,401,888)

	—	(15,184,696)

Total dividends and distributions to shareholders	—	(17,878,529)

Capital share transactions:
Net proceeds from sale of shares	84,708,838	81,187,858
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	17,878,529
Cost of shares redeemed	(17,589,001)	(29,618,004)

Increase (decrease) in net assets derived from capital share transactions	67,119,837	69,448,383

Net increase (decrease) in net assets	86,390,492	134,890,930

Net Assets
Beginning of period	394,731,191	259,840,261

End of period	$481,121,683	$394,731,191

Undistributed net investment income at end of period	$5,811,449	$6,183,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-207

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.51		$10.11	$9.47	$9.83	$8.64	$7.02

Net investment income (loss)	(0.01)		0.10	0.10	0.10	0.09 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	0.56		2.97	1.35	(0.37)	1.20	1.83

Total from investment operations	0.55		3.07	1.45	(0.27)	1.29	1.95

Less dividends and distributions:
From net investment income	—		(0.12)	(0.11)	(0.09)	(0.10)	(0.18)
From net realized gain on investments	—		(0.55)	(0.70)	—	—	(0.15)

Total dividends and distributions	—		(0.67)	(0.81)	(0.09)	(0.10)	(0.33)

Net asset value at end of period	$13.06		$12.51	$10.11	$9.47	$9.83	$8.64

Total investment return	4.40	%(b)(c)	30.85%	15.47%	(2.65%)	15.03%	28.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05	%††	0.98%	0.92%	0.99%	1.03%	1.56%
Net expenses (d)	0.03	%††	0.04%	0.04%	0.05%	0.06%	0.06%
Portfolio turnover rate	14%		41%	42%	54%	48%	47%
Net assets at end of period (in 000’s)	$47,012		$43,169	$31,447	$27,003	$30,384	$24,774

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-208	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.45		$10.08	$9.44	$9.80	$8.62	$7.00

Net investment income (loss)	(0.04)		0.06	0.06	0.08	0.07 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	0.57		2.95	1.36	(0.37)	1.20	1.83

Total from investment operations	0.53		3.01	1.42	(0.29)	1.27	1.93

Less dividends and distributions:
From net investment income	—		(0.09)	(0.08)	(0.07)	(0.09)	(0.16)
From net realized gain on investments	—		(0.55)	(0.70)	—	—	(0.15)

Total dividends and distributions	—		(0.64)	(0.78)	(0.07)	(0.09)	(0.31)

Net asset value at end of period	$12.98		$12.45	$10.08	$9.44	$9.80	$8.62

Total investment return	4.26	% (b)(c)	30.53%	15.18%	(2.89%)	14.75%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	0.76%	0.65%	0.78%	0.77%	1.29%
Net expenses (d)	0.28	% ††	0.29%	0.29%	0.30%	0.31%	0.31%
Portfolio turnover rate	14%		41%	42%	54%	48%	47%
Net assets at end of period (in 000’s)	$434,109		$351,563	$228,393	$210,986	$222,409	$186,844

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-209

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.00%	10.16%	12.12%	7.88%	0.59%
Service Class Shares	4.87	9.89	11.84	7.61	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[3]	5.55%	11.81%	13.76%	8.67%
Average Lipper Variable Products High Yield Portfolio[4]	4.72	10.13	12.40	7.75

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.87% for Initial Class shares and 7.61% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-210	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,050.00	$2.95	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,048.70	$4.22	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-211

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-215 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.125%–6.731%, due 4/28/19–1/15/24

2.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

3.	Texas Industries, Inc., 9.25%, due 8/15/20

4.	Schaeffler Finance B.V., 4.25%–7.75%, due 2/15/17–5/15/21

5.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–7.75%, due 10/15/18–4/15/22
6.	HCA, Inc., 4.75%–9.00%, due 12/15/14–9/15/25

7.	Ally Financial, Inc., 5.50%–8.30%, due 2/12/15–11/1/31

8.	Belden, Inc., 5.25%–5.50%, due 9/1/22–7/15/24

9.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

10.	Intelsat Jackson Holdings S.A., 5.50%–7.50%, due 4/1/19–8/1/23

M-212	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the reporting period?

For the six months ended June 30, 2014, MainStay VP High Yield Corporate Bond Portfolio returned 5.00% for Initial Class shares and 4.87% for Service Class shares. Over the same period, both share classes underperformed the 5.55% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.72% return of the average Lipper1 Variable Products High Yield Portfolio during the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

J. Matthew Philo ceased serving as a Portfolio Manager of the Portfolio. Andrew Susser continues to serve as Portfolio Manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio posted strong absolute returns, but slightly underperformed its benchmark. The Portfolio is managed with a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Portfolio remained conservatively positioned throughout the first half of 2014 because of the attractive valuations (as measured by spreads)2 and the resiliency of the credit profiles in the higher-quality part of the market. On the other hand, valuations in the riskier segment of the high-yield market were, in our opinion, generally unattractive. Many riskier-high yield bonds are poorly capitalized to survive in the long run; and in our opinion, investors are receiving too little compensation to assume significant additional credit risk.

The Portfolio maintained an underweight position in credit risk relative to the broad high-yield market. This positioning, however, detracted from relative performance during the period because CCC-rated3 credits continued to slightly outperform the rest of the market.

What was the Portfolio’s duration4 strategy during the reporting period?

Portfolio’s duration was shorter than that of the Credit Suisse High Yield Index during the reporting period. This was a residual of the Portfolio’s investment process and not an intentional investment decision. As of June 30, 2014, the Portfolio’s duration was approximately 3.1 years.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio is managed with a bottom up investment style, so the factors that prompt significant decisions are specific to each individual company. Generally speaking, we believe that higher-quality high-yield bonds represent the most attractive risk-adjusted spreads. As a result, we kept the Portfolio conservatively positioned. In our opinion, valuations for the riskier credits in the CCC market segment were unattractive, and their weaker credit profiles made them vulnerable to higher default rates. The spread difference between credits rated CCC and those rated B5 remained historically narrow, and many bonds with significantly different credit profiles traded at similar yields and spreads. Corporate credit profiles for the majority of high-yield issuers continued to be resilient. Defaults remained near historical lows, with balance sheets and cash flow generally remaining in excellent shape. During the reporting period, the team did not make any material changes to positioning of the Portfolio.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

M-213

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s investments in the energy, housing and financials industries made the greatest contributions to absolute performance. (Contributions take weightings and total returns into account.) Although no industries generated negative absolute returns, the Portfolio’s investments in the food and drug, retail, and aerospace industries contributed the least to performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a position in pharmaceutical company Forest Laboratories during the reporting period because of good cash flow generation and improving fundamentals. Since the purchase, the company has agreed to be acquired, and the bonds have appreciated as the company’s credit profile improved. The Portfolio also purchased bonds of France’s largest cable operator, Numericable. The company used proceeds from the issue to acquire wireless company SFR, which we perceived to be a good strategic asset. The bonds we purchased were first lien with moderate leverage.

During the reporting period, the Portfolio sold bonds of financial services company Dollar Financial because of valuations after bond prices traded at a meaningful premium. The Portfolio also sold several issues of oil & gas refining & marketing company Frontier Oil. Among the issues were 9.25% bonds due 2021, 7.125% bonds due 2023 and 8.25% bonds due 2017. The Portfolio eliminated Frontier Oil because there was an expectation that the company would make an acquisition in the future that would require additional debt financing and increase the risk profile of the company.

How did the Portfolio’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weights in the Portfolio. The Portfolio’s slightly increased its exposure to energy and housing because of valuations and yield levels that we believed to be attractive. The Portfolio reduced its exposure to the transportation and financials industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, housing and financials. As of the same date, the Portfolio held underweight positions relative to the Index in media, energy and retail.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-214	MainStay VP High Yield Corporate Bond Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.5%† Convertible Bonds 0.2%
Electric 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$1,892,778	$2,782,384

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	3,039,000	3,065,591

Total Convertible Bonds (Cost $4,954,094)		5,847,975

Corporate Bonds 91.5%
Advertising 0.5%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp. 5.25%, due 2/15/22 (a)	4,985,000	5,122,088
5.625%, due 2/15/24 (a)	3,280,000	3,386,600
Lamar Media Corp. 5.375%, due 1/15/24 (a)	4,450,000	4,605,750
5.875%, due 2/1/22	1,525,000	1,633,656

		14,748,094

Aerospace & Defense 2.6%
AAR Corp. 7.25%, due 1/15/22	8,760,000	9,592,200
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (a)	4,270,000	4,408,775
6.875%, due 9/15/20	7,895,000	8,526,600
B/E Aerospace, Inc. 5.25%, due 4/1/22	7,665,000	8,345,269
GenCorp, Inc. 7.125%, due 3/15/21	10,485,000	11,454,862
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19 (a)	11,865,000	12,339,600
Spirit AeroSystems, Inc. 5.25%, due 3/15/22 (a)	6,955,000	7,059,325
TransDigm, Inc. 5.50%, due 10/15/20	5,780,000	5,874,792
6.00%, due 7/15/22 (a)	3,610,000	3,709,275
6.50%, due 7/15/24 (a)	4,755,000	4,951,144

		76,261,842

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21 (a)	5,380,000	5,608,650
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	5,172,000

		10,780,650

	Principal Amount	Value
Auto Manufacturers 1.0%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	$8,720,000	$9,177,800
Chrysler Group LLC / CG Co-Issuer, Inc. 8.00%, due 6/15/19	2,600,000	2,824,250
8.25%, due 6/15/21	4,740,000	5,356,200
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (a)	4,595,000	4,732,850
5.625%, due 2/1/23 (a)	1,285,000	1,365,312
8.125%, due 5/15/21 (a)	4,095,000	4,606,875
Oshkosh Corp. 8.50%, due 3/1/20	905,000	977,400

		29,040,687

Auto Parts & Equipment 3.3%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	9,182,000	9,824,740
Chassix, Inc. 9.25%, due 8/1/18 (a)	5,290,000	5,752,875
Dana Holding Corp. 6.75%, due 2/15/21	2,475,000	2,669,906
Exide Technologies 8.625%, due 2/1/18 (f)	20,190,000	12,114,000
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	4,775,000	5,073,437
♦Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	6,335,000	6,335,000
4.75%, due 5/15/21 (a)	15,280,000	15,738,400
7.75%, due 2/15/17 (a)	11,219,000	12,649,422
Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	11,945,000	12,587,044
Tenneco, Inc. 6.875%, due 12/15/20	1,870,000	2,035,963
7.75%, due 8/15/18	3,395,000	3,539,287
Titan International, Inc. 6.875%, due 10/1/20	2,805,000	2,847,075
TRW Automotive, Inc. 7.25%, due 3/15/17 (a)	2,835,000	3,224,813

		94,391,962

Banks 0.3%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (a)	6,965,000	7,052,063
10.125%, due 2/15/19 (a)	2,450,000	2,658,250

		9,710,313

Beverages 0.0%‡
Constellation Brands, Inc. 4.25%, due 5/1/23	480,000	481,800

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-215

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 3.7%
Boise Cascade Co. 6.375%, due 11/1/20	$7,670,000	$8,245,250
Building Materials Corporation of America 6.75%, due 5/1/21 (a)	2,110,000	2,273,525
6.875%, due 8/15/18 (a)	3,705,000	3,842,085
7.00%, due 2/15/20 (a)	3,060,000	3,243,600
7.50%, due 3/15/20 (a)	5,640,000	6,006,600
Gibraltar Industries, Inc. 6.25%, due 2/1/21	4,530,000	4,711,200
Griffon Corp. 5.25%, due 3/1/22	5,500,000	5,465,625
Headwaters, Inc. 7.25%, due 1/15/19 (a)	6,635,000	7,016,513
7.625%, due 4/1/19	7,457,000	7,960,347
Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	6,860,000	7,408,800
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	8,370,000	9,395,325
♦Texas Industries, Inc. 9.25%, due 8/15/20	31,130,000	35,254,725
USG Corp. 6.30%, due 11/15/16	3,460,000	3,736,800
7.875%, due 3/30/20 (a)	530,000	586,975
8.375%, due 10/15/18 (a)	1,165,000	1,229,075
Vulcan Materials Co. 6.50%, due 12/1/16	546,000	604,695
7.50%, due 6/15/21	1,505,000	1,781,544

		108,762,684

Chemicals 2.0%
Axiall Corp. 4.875%, due 5/15/23	5,555,000	5,527,225
Eagle Spinco, Inc. 4.625%, due 2/15/21	3,815,000	3,786,388
Ineos Finance PLC 7.50%, due 5/1/20 (a)	8,635,000	9,401,356
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,464,756
NOVA Chemicals Corp. 5.25%, due 8/1/23 (a)	4,404,000	4,811,370
Olin Corp. 5.50%, due 8/15/22	3,910,000	4,144,600
8.875%, due 8/15/19	6,675,000	7,024,770
PolyOne Corp. 5.25%, due 3/15/23	11,545,000	11,862,488
7.375%, due 9/15/20	4,665,000	5,067,356

		58,090,309

	Principal Amount	Value
Coal 1.6%
Arch Coal, Inc. 7.00%, due 6/15/19	$11,280,000	$8,544,600
7.25%, due 10/1/20	1,110,000	826,950
7.25%, due 6/15/21	4,430,000	3,233,900
8.00%, due 1/15/19 (a)	5,165,000	5,113,350
CONSOL Energy, Inc. 5.875%, due 4/15/22 (a)	11,360,000	11,899,600
8.25%, due 4/1/20	1,590,000	1,721,175
Peabody Energy Corp. 6.00%, due 11/15/18	3,040,000	3,169,200
6.25%, due 11/15/21	3,965,000	3,950,131
6.50%, due 9/15/20	6,845,000	6,896,338

		45,355,244

Commercial Services 3.4%
ADT Corp. (The) 6.25%, due 10/15/21	2,740,000	2,904,400
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	7,965,000	8,323,425
6.375%, due 4/1/20 (a)	6,671,000	7,104,615
American Capital, Ltd. 6.50%, due 9/15/18 (a)	9,760,000	10,394,400
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	985,000	1,007,163
9.75%, due 3/15/20	2,895,000	3,278,588
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18	7,060,000	7,183,550
Cenveo Corp. 8.875%, due 2/1/18	1,653,000	1,735,270
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	11,457,000	12,029,850
Hertz Corp. (The) 4.25%, due 4/1/18	2,660,000	2,726,500
5.875%, due 10/15/20	1,330,000	1,389,850
PHH Corp. 7.375%, due 9/1/19	3,215,000	3,673,137
9.25%, due 3/1/16	2,860,000	3,203,200
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50% (c)(d)(e)(g)	150,000	2,205
9.75% (c)(d)(e)(g)	8,530,000	125,391
Safway Group Holding LLC / Safway Finance Corp. 7.00%, due 5/15/18 (a)	1,770,000	1,876,200
Sotheby’s 5.25%, due 10/1/22 (a)	4,820,000	4,687,450
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	7,660,000	7,774,900

M-216	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc. 5.75%, due 7/15/18	$4,155,000	$4,393,912
6.125%, due 6/15/23	1,570,000	1,683,825
7.625%, due 4/15/22	2,920,000	3,277,700
WEX, Inc. 4.75%, due 2/1/23 (a)	8,985,000	8,692,987

		97,468,518

Computers 1.2%
iGATE Corp. 4.75%, due 4/15/19 (a)	5,615,000	5,713,263
NCR Corp. 4.625%, due 2/15/21	1,100,000	1,108,250
5.00%, due 7/15/22	4,050,000	4,100,625
5.875%, due 12/15/21 (a)	1,425,000	1,503,375
6.375%, due 12/15/23 (a)	7,000,000	7,595,000
Seagate HDD Cayman 4.75%, due 6/1/23 (a)	15,715,000	15,832,862

		35,853,375

Distribution & Wholesale 0.2%
LKQ Corp. 4.75%, due 5/15/23	4,695,000	4,629,270

Diversified Financial Services 0.8%
Community Choice Financial, Inc. 10.75%, due 5/1/19	11,100,000	9,490,500
12.75%, due 5/1/20 (a)(c)	3,000,000	2,632,500
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	10,266,197

		22,389,197

Electric 2.4%
Calpine Corp. 5.875%, due 1/15/24 (a)	6,235,000	6,577,925
6.00%, due 1/15/22 (a)	7,940,000	8,555,350
7.50%, due 2/15/21 (a)	888,000	963,480
GenOn Americas Generation LLC 9.125%, due 5/1/31	4,910,000	5,045,025
♦GenOn Energy, Inc. 7.875%, due 6/15/17	23,669,000	25,148,313
9.50%, due 10/15/18	16,888,000	18,534,580
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,829,687
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,767,392

		69,421,752

Electrical Components & Equipment 1.3%
♦Belden, Inc. 5.25%, due 7/15/24 (a)	9,581,000	9,652,857
5.50%, due 9/1/22 (a)	13,393,000	13,861,755

	Principal Amount	Value
Electrical Components & Equipment (continued)
General Cable Corp. 6.50%, due 10/1/22 (a)	$9,670,000	$9,839,225
WESCO Distribution, Inc. 5.375%, due 12/15/21 (a)	5,410,000	5,531,725

		38,885,562

Electronics 0.4%
Kemet Corp. 10.50%, due 5/1/18	8,305,000	8,782,538
Stoneridge, Inc. 9.50%, due 10/15/17 (a)	3,110,000	3,312,150

		12,094,688

Engineering & Construction 1.2%
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	10,000,000	9,550,000
13.00%, due 3/15/18 (b)	10,945,030	12,313,159
Transfield Services, Ltd. 8.375%, due 5/15/20 (a)	6,285,000	6,457,837
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,759,000	5,759,000

		34,079,996

Entertainment 2.3%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	11,715,000	12,359,325
Churchill Downs, Inc. 5.375%, due 12/15/21 (a)	6,360,000	6,519,000
GLP Capital LP / GLP Financing II, Inc. 4.875%, due 11/1/20 (a)	3,280,000	3,378,400
5.375%, due 11/1/23 (a)	3,965,000	4,113,687
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	1,890,000	1,911,263
MU Finance PLC 8.375%, due 2/1/17 (a)	8,260,333	8,632,048
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (a)	4,830,000	4,999,050
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	4,883,000	5,322,470
Speedway Motorsports, Inc. 6.75%, due 2/1/19	3,748,000	3,972,880
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	10,000,000	10,375,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (c)(d)	195,329	136,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-217

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Vail Resorts, Inc. 6.50%, due 5/1/19	$5,415,000	$5,692,519

		67,412,372

Environmental Controls 0.4%
Clean Harbors, Inc. 5.125%, due 6/1/21	2,735,000	2,794,828
5.25%, due 8/1/20	4,320,000	4,455,000
Darling Ingredients, Inc. 5.375%, due 1/15/22 (a)	4,470,000	4,637,625

		11,887,453

Finance—Auto Loans 1.8%
♦Ally Financial, Inc. 5.50%, due 2/15/17	780,000	845,325
6.25%, due 12/1/17	3,355,000	3,749,212
7.50%, due 9/15/20	7,047,000	8,491,635
8.00%, due 11/1/31	6,505,000	8,318,269
8.30%, due 2/12/15	6,305,000	6,569,022
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	2,585,000	2,839,958
General Motors Financial Co., Inc. 4.25%, due 5/15/23	4,640,000	4,634,200
4.75%, due 8/15/17	3,880,000	4,127,350
6.75%, due 6/1/18	11,425,000	13,067,344

		52,642,315

Finance—Consumer Loans 0.3%
Ocwen Financial Corp. 6.625%, due 5/15/19 (a)	3,140,000	3,242,050
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	3,785,000	4,012,100

		7,254,150

Finance—Mortgage Loan/Banker 0.1%
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	4,050,000	4,009,500

Finance—Other Services 1.4%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	6,985,000	7,543,800
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (a)	11,900,000	11,810,750
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	4,485,000	4,619,550
7.875%, due 10/1/20	3,965,000	4,168,206
Outerwall, Inc. 5.875%, due 6/15/21 (a)	10,010,000	10,085,075

	Principal Amount	Value
Finance—Other Services (continued)
SquareTwo Financial Corp. 11.625%, due 4/1/17	$2,825,000	$2,726,125

		40,953,506

Food 2.2%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	4,740,000	4,728,150
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	6,028,952	5,606,925
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,834,550
C&S Group Enterprises LLC 5.375%, due 7/15/22 (a)	8,720,000	8,763,600
8.375%, due 5/1/17 (a)	3,139,000	3,282,766
Ingles Markets, Inc. 5.75%, due 6/15/23	8,820,000	8,952,300
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	5,860,000	6,387,400
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	9,655,000	10,403,263
TreeHouse Foods, Inc. 4.875%, due 3/15/22	5,120,000	5,260,800
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	4,096,000	4,305,920

		63,525,674

Forest Products & Paper 0.2%
Clearwater Paper Corp. 7.125%, due 11/1/18	4,082,000	4,286,100
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	2,325,000	2,447,063

		6,733,163

Health Care—Products 1.2%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	7,315,000	7,918,487
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	8,008,350
Hologic, Inc. 6.25%, due 8/1/20	3,230,000	3,407,650
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	2,560,000	2,489,600
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,139,450
Universal Hospital Services, Inc. 7.625%, due 8/15/20	8,830,000	9,249,425

		36,212,962

M-218	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 3.0%
Acadia Healthcare Co., Inc. 5.125%, due 7/1/22 (a)	$5,790,000	$5,804,475
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,246,687
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	1,990,000	2,087,013
DaVita HeathCare Partners, Inc. 6.625%, due 11/1/20	2,651,000	2,816,688
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (a)	3,750,000	4,237,500
6.875%, due 7/15/17	40,000	45,300
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	460,000	501,400
5.875%, due 1/31/22 (a)	2,710,000	2,994,550
♦HCA, Inc. 4.75%, due 5/1/23	5,205,000	5,198,494
5.00%, due 3/15/24	8,770,000	8,891,201
5.875%, due 3/15/22	5,130,000	5,559,637
5.875%, due 5/1/23	5,675,000	5,937,469
7.50%, due 2/15/22	1,570,000	1,811,388
7.58%, due 9/15/25	575,000	638,250
8.00%, due 10/1/18	1,738,000	2,055,185
8.36%, due 4/15/24	450,000	534,375
9.00%, due 12/15/14	1,520,000	1,565,600
INC Research LLC 11.50%, due 7/15/19 (a)	7,775,000	8,824,625
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	13,005,000	13,622,737
ResCare, Inc. 10.75%, due 1/15/19	3,520,000	3,845,600
Tenet Healthcare Corp. 5.00%, due 3/1/19 (a)	5,690,000	5,768,237

		86,986,411

Holding Companies—Diversified 0.5%
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)	7,695,000	7,848,900
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	6,915,000	7,502,775

		15,351,675

Home Builders 2.6%
Allegion US Holding Co., Inc. 5.75%, due 10/1/21 (a)	6,720,000	7,072,800
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	8,280,000	8,280,000
AV Homes, Inc. 8.50%, due 7/1/19 (a)	8,675,000	8,783,437

	Principal Amount	Value
Home Builders (continued)
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (a)	$5,285,000	$5,588,887
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (a)	1,070,000	1,112,800
Century Communities, Inc. 6.875%, due 5/15/22 (a)	5,700,000	5,828,250
D.R. Horton, Inc. 3.75%, due 3/1/19	2,990,000	3,004,950
4.75%, due 2/15/23	2,925,000	2,917,688
Lennar Corp. 4.125%, due 12/1/18	3,000,000	3,063,750
4.75%, due 11/15/22	3,130,000	3,114,350
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	346,894
Ryland Group, Inc. (The) 5.375%, due 10/1/22	340,000	337,450
6.625%, due 5/1/20	2,460,000	2,669,100
Standard Pacific Corp. 8.375%, due 1/15/21	1,225,000	1,451,625
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (a)	2,525,000	2,562,875
7.75%, due 4/15/20 (a)	4,978,000	5,438,466
Toll Brothers Finance Corp. 4.375%, due 4/15/23	6,725,000	6,607,312
WCI Communities, Inc. 6.875%, due 8/15/21	3,865,000	3,980,950
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (a)	3,870,000	3,947,400

		76,108,984

Household Products & Wares 0.3%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	2,200,000	2,345,750
Jarden Corp. 6.125%, due 11/15/22	945,000	1,001,700
Spectrum Brands, Inc. 6.375%, due 11/15/20	1,545,000	1,660,875
6.625%, due 11/15/22	1,545,000	1,672,463
6.75%, due 3/15/20	2,380,000	2,552,550

		9,233,338

Insurance 1.0%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	1,405,000	1,484,031
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	7,970,000	8,666,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-219

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	$8,285,000	$8,885,662
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	4,190,000	4,980,029
USI, Inc. 7.75%, due 1/15/21 (a)	5,700,000	5,856,750

		29,872,851

Internet 0.9%
Cogent Communications Holdings, Inc. 8.375%, due 2/15/18 (a)	9,360,000	9,991,800
Equinix, Inc. 5.375%, due 4/1/23	7,720,000	7,893,700
7.00%, due 7/15/21	5,638,000	6,229,990
IAC / InterActiveCorp. 4.75%, due 12/15/22	1,000,000	983,750

		25,099,240

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,743,000	1,972,975
National Financial Partners Corp. 9.00%, due 7/15/21 (a)	6,560,000	7,150,400

		9,123,375

Iron & Steel 0.8%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,898,159
Allegheny Technologies, Inc. 5.875%, due 8/15/23	2,660,000	2,917,648
9.375%, due 6/1/19	2,600,000	3,225,607
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	7,900,000	8,482,625
Commercial Metals Co. 4.875%, due 5/15/23	6,444,000	6,282,900

		23,806,939

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (a)	7,965,000	7,945,087
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	21,410,000	23,015,750

		30,960,837

Lodging 1.4%
Choice Hotels International, Inc. 5.75%, due 7/1/22	7,170,000	7,695,274
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	6,170,000	6,632,750

	Principal Amount	Value
Lodging (continued)
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21 (a)	$6,805,000	$7,230,313
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (b)	6,452,225	7,250,688
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	2,570,000	2,769,175
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, due 11/15/15	2,580,000	2,808,144
Sugarhouse HSP Gaming Prop Mezz, L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, due 6/1/21 (a)	5,690,000	5,576,200

		39,962,544

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	7,970,000	8,507,975
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(b)	2,940,000	3,131,100

		11,639,075

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,621,025
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	2,545,000	2,850,400

		8,471,425

Media 5.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	8,830,000	8,907,262
5.25%, due 9/30/22	500,000	507,500
7.25%, due 10/30/17	1,245,000	1,313,475
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	7,110,000	7,198,875
Crown Media Holdings, Inc. 10.50%, due 7/15/19	5,023,000	5,657,154
CSC Holdings LLC 7.625%, due 7/15/18	95,000	109,725
7.875%, due 2/15/18	965,000	1,113,369
DISH DBS Corp. 4.25%, due 4/1/18	1,810,000	1,882,400
5.00%, due 3/15/23	3,990,000	4,064,813
5.125%, due 5/1/20	13,355,000	14,039,444
7.75%, due 5/31/15	1,345,000	1,424,859

M-220	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
♦Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	$9,455,000	$9,525,912
5.00%, due 4/15/22 (a)	17,369,000	17,499,267
7.75%, due 10/15/18	5,600,000	5,922,000
Numericable Group S.A. 4.875%, due 5/15/19 (a)	7,110,000	7,296,638
6.00%, due 5/15/22 (a)	6,000,000	6,240,000
6.25%, due 5/15/24 (a)	5,770,000	6,022,438
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	10,835,000	11,458,012
Quebecor Media, Inc. 5.75%, due 1/15/23	13,020,000	13,378,050
Time Inc. 5.75%, due 4/15/22 (a)	5,235,000	5,287,350
Videotron, Ltd. 5.00%, due 7/15/22	4,865,000	4,998,788
5.375%, due 6/15/24 (a)	8,505,000	8,717,625
6.375%, due 12/15/15	2,425,000	2,428,031
9.125%, due 4/15/18	1,325,000	1,364,750

		146,357,737

Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	9,200,000	10,131,500
Mueller Water Products, Inc. 7.375%, due 6/1/17	6,290,000	6,392,212
8.75%, due 9/1/20	4,160,000	4,622,800
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	5,570,000	5,848,500
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	5,420,000	5,880,700

		32,875,712

Mining 2.6%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	7,535,000	7,459,650
Constellium NV 5.75%, due 5/15/24 (a)	8,465,000	8,888,250
First Quantum Minerals, Ltd. 7.25%, due 5/15/22 (a)	5,145,000	5,363,663
Hecla Mining Co. 6.875%, due 5/1/21	14,615,000	14,505,387
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,306,875
New Gold, Inc. 6.25%, due 11/15/22 (a)	7,825,000	8,138,000
7.00%, due 4/15/20 (a)	7,640,000	8,165,250

	Principal Amount	Value
Mining (continued)
Novelis, Inc. 8.375%, due 12/15/17	$4,205,000	$4,482,530
8.75%, due 12/15/20	2,810,000	3,119,100
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	8,755,000	7,244,762

		74,673,467

Miscellaneous—Manufacturing 1.1%
Actuant Corp. 5.625%, due 6/15/22	3,941,000	4,138,050
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	6,585,000	7,095,338
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	6,915,000	7,364,475
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,311,556
LSB Industries, Inc. 7.75%, due 8/1/19	3,650,000	3,905,500
SPX Corp. 6.875%, due 9/1/17	4,285,000	4,820,625

		32,635,544

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	6,627,000	6,958,350

Oil & Gas 9.6%
Antero Resources Corp. 5.125%, due 12/1/22 (a)	7,110,000	7,305,525
Antero Resources Finance Corp. 5.375%, due 11/1/21	5,660,000	5,872,250
Approach Resources, Inc. 7.00%, due 6/15/21	5,875,000	6,124,687
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21 (a)	3,165,000	3,275,775
7.75%, due 1/15/21	1,360,000	1,407,600
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21 (a)	15,625,000	15,937,500
7.625%, due 1/15/22	5,003,000	5,378,225
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,768,800
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19	9,345,000	10,045,875
Comstock Resources, Inc. 7.75%, due 4/1/19	6,925,000	7,375,125
9.50%, due 6/15/20	3,750,000	4,275,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-221

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Concho Resources, Inc. 5.50%, due 10/1/22	$1,990,000	$2,141,738
6.50%, due 1/15/22	7,710,000	8,500,275
7.00%, due 1/15/21	5,485,000	6,019,787
Continental Resources, Inc. 5.00%, due 9/15/22	5,956,000	6,477,150
8.25%, due 10/1/19	3,620,000	3,837,106
EnQuest PLC 7.00%, due 4/15/22 (a)	10,586,000	10,930,045
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	8,470,000	8,935,850
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, due 11/1/19	2,330,000	2,440,675
6.50%, due 5/15/19	8,305,000	8,761,775
Newfield Exploration Co. 5.625%, due 7/1/24	5,265,000	5,778,338
6.875%, due 2/1/20	1,630,000	1,727,800
Oasis Petroleum, Inc. 6.50%, due 11/1/21	455,000	489,125
6.875%, due 3/15/22 (a)	4,280,000	4,665,200
7.25%, due 2/1/19	9,740,000	10,324,400
PDC Energy, Inc. 7.75%, due 10/15/22	5,435,000	6,060,025
PetroHawk Energy Corp. 7.25%, due 8/15/18	3,285,000	3,432,825
PetroQuest Energy, Inc. 10.00%, due 9/1/17	18,870,000	19,909,737
Range Resources Corp. 5.00%, due 8/15/22	1,660,000	1,759,600
5.00%, due 3/15/23	5,550,000	5,910,750
Rex Energy Corp. 8.875%, due 12/1/20	11,655,000	12,937,050
Rosetta Resources, Inc. 5.875%, due 6/1/24	11,085,000	11,528,400
Sanchez Energy Corp. 6.125%, due 1/15/23 (a)	5,205,000	5,374,163
SM Energy Co. 5.00%, due 1/15/24	7,095,000	7,059,525
6.50%, due 11/15/21	2,895,000	3,133,838
6.50%, due 1/1/23	2,710,000	2,933,575
6.625%, due 2/15/19	3,795,000	4,022,700
Stone Energy Corp. 7.50%, due 11/15/22	5,460,000	6,019,650
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	2,300,000	2,507,000
W&T Offshore, Inc. 8.50%, due 6/15/19	7,775,000	8,397,000

	Principal Amount	Value
Oil & Gas (continued)
Whiting Petroleum Corp. 6.50%, due 10/1/18	$7,315,000	$7,625,887
WPX Energy, Inc. 6.00%, due 1/15/22	9,575,000	10,221,312

		277,628,663

Oil & Gas Services 0.9%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	8,878,000	9,277,510
Forum Energy Technologies, Inc. 6.25%, due 10/1/21 (a)	5,885,000	6,238,100
FTS International, Inc. 6.25%, due 5/1/22 (a)	4,250,000	4,345,625
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	3,265,000	3,558,850
Pioneer Energy Services Corp. 9.875%, due 3/15/18	3,034,000	3,185,700

		26,605,785

Packaging & Containers 1.2%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	8,956,950
Ball Corp. 6.75%, due 9/15/20	835,000	890,319
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,689,640
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,925,000
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	8,095,000	8,540,225
Silgan Holdings, Inc. 5.00%, due 4/1/20	5,500,000	5,637,500
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	4,037,000	4,511,347

		34,150,981

Pharmaceuticals 1.9%
Forest Laboratories, Inc. 4.875%, due 2/15/21 (a)	2,795,000	3,052,196
5.00%, due 12/15/21 (a)	5,420,000	5,939,561
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22 (a)	10,925,000	11,334,687
JLL / Delta Dutch Newco B.V. 7.50%, due 2/1/22 (a)	8,290,000	8,580,150
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	3,965,000	4,118,644
NBTY, Inc. 9.00%, due 10/1/18	6,150,000	6,503,625
Salix Pharmaceuticals, Ltd. 6.00%, due 1/15/21 (a)	2,965,000	3,179,962

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (a)	$590,000	$606,963
6.375%, due 10/15/20 (a)	7,005,000	7,442,812
6.75%, due 10/1/17 (a)	1,010,000	1,052,925
6.75%, due 8/15/18 (a)	2,015,000	2,171,163
7.00%, due 10/1/20 (a)	835,000	887,188
7.50%, due 7/15/21 (a)	640,000	708,800

		55,578,676

Pipelines 1.7%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,563,600
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	492,791
9.625%, due 11/1/21	5,950,000	8,390,708
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	7,335,000	7,793,437
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.00%, due 12/15/20	2,915,000	3,060,750
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.50%, due 7/15/23	3,000,000	3,060,000
6.25%, due 6/15/22	1,835,000	2,004,737
6.75%, due 11/1/20	6,940,000	7,529,900
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,734,612
NuStar Logistics, L.P. 6.75%, due 2/1/21	4,035,000	4,478,850
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	4,150,000	4,523,500
8.375%, due 6/1/20	3,415,000	3,863,219

		50,496,104

Real Estate 1.8%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)	8,275,000	8,492,219
CBRE Services, Inc. 5.00%, due 3/15/23	10,860,000	10,968,600
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	3,290,000	3,684,800
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	9,725,000	10,405,750
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	10,465,000	10,726,625

	Principal Amount	Value
Real Estate (continued)
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	$8,215,000	$8,625,750

		52,903,744

Real Estate Investment Trusts 1.7%
Crown Castle International Corp. 5.25%, due 1/15/23	16,965,000	17,686,013
Geo Group, Inc. (The) 6.625%, due 2/15/21	5,556,000	5,958,810
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22	3,380,000	3,726,244
5.875%, due 6/15/19	385,000	413,647
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	3,660,000	3,760,650
Rayonier AM Products, Inc. 5.50%, due 6/1/24 (a)	11,380,000	11,579,150
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	2,810,000	2,880,250
5.50%, due 2/1/21	3,310,000	3,475,500

		49,480,264

Retail 4.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,137,450
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	2,180,000	2,327,150
6.50%, due 5/20/21	1,685,000	1,807,163
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	13,176,000	14,625,360
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	6,346,725
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	6,810,000	7,337,775
Cash America International, Inc. 5.75%, due 5/15/18	4,795,000	4,938,850
DineEquity, Inc. 9.50%, due 10/30/18	17,045,000	18,263,717
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (a)	2,800,000	2,856,000
First Cash Financial Services, Inc. 6.75%, due 4/1/21 (a)	4,175,000	4,446,375
Group 1 Automotive, Inc. 5.00%, due 6/1/22 (a)	5,735,000	5,735,000
L Brands, Inc. 5.625%, due 10/15/23	3,785,000	4,111,456
6.625%, due 4/1/21	3,610,000	4,101,862
8.50%, due 6/15/19	1,555,000	1,908,763

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-223

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22 (a)	$14,240,000	$14,738,400
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	7,020,175
PVH Corp. 4.50%, due 12/15/22	2,118,000	2,086,230
Radio Systems Corp. 8.375%, due 11/1/19 (a)	4,100,000	4,525,375
Sally Holdings LLC / Sally Capital, Inc. 5.75%, due 6/1/22	3,075,000	3,274,875
6.875%, due 11/15/19	3,860,000	4,178,450
Sonic Automotive, Inc. 5.00%, due 5/15/23	2,640,000	2,593,800
7.00%, due 7/15/22	3,300,000	3,621,750

		122,982,701

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	2,245,000	2,374,087
7.125%, due 3/15/21	1,825,000	1,993,813

		4,367,900

Software 0.6%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	11,335,000	11,930,088
Activision Blizzard, Inc. 5.625%, due 9/15/21 (a)	2,580,000	2,779,950
6.125%, due 9/15/23 (a)	1,875,000	2,062,500

		16,772,538

Storage & Warehousing 0.8%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	13,925,000	14,795,313
10.75%, due 10/15/19 (a)	7,635,000	7,864,050
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	306,600

		22,965,963

Telecommunications 6.4%
CommScope, Inc. 5.00%, due 6/15/21 (a)	1,535,000	1,565,700
5.50%, due 6/15/24 (a)	2,335,000	2,372,944
DigitalGlobe, Inc. 5.25%, due 2/1/21	5,410,000	5,355,900
GCI, Inc. 8.625%, due 11/15/19	3,025,000	3,195,156
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	4,710,000	5,251,650
7.625%, due 6/15/21	7,485,000	8,570,325
♦Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23	2,600,000	2,587,000
7.25%, due 4/1/19	5,295,000	5,632,556

	Principal Amount	Value
Telecommunications (continued)
Intelsat Jackson Holdings S.A. (continued)
7.25%, due 10/15/20	$9,940,000	$10,710,350
7.50%, due 4/1/21	3,665,000	4,013,175
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	3,600,000	4,050,000
SBA Communications Corp. 4.875%, due 7/15/22 (a)	8,760,000	8,650,500
SBA Telecommunications, Inc. 5.75%, due 7/15/20	3,750,000	3,975,000
8.25%, due 8/15/19	2,538,000	2,659,824
Sprint Capital Corp. 6.875%, due 11/15/28	10,511,000	10,616,110
6.90%, due 5/1/19	5,793,000	6,386,783
Sprint Communications, Inc. 7.00%, due 8/15/20	10,695,000	11,831,344
Sprint Corp. 7.25%, due 9/15/21 (a)	3,580,000	3,946,950
7.875%, due 9/15/23 (a)	3,970,000	4,416,625
♦T-Mobile USA, Inc. 6.125%, due 1/15/22	8,464,000	8,982,420
6.25%, due 4/1/21	6,960,000	7,395,000
6.464%, due 4/28/19	4,595,000	4,836,238
6.50%, due 1/15/24	9,155,000	9,784,406
6.625%, due 4/1/23	10,715,000	11,625,775
6.731%, due 4/28/22	10,735,000	11,580,381
tw telecom holdings, Inc. 5.375%, due 10/1/22	9,065,000	9,914,844
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,573,000	13,264,515
5.375%, due 4/15/21 (a)	1,445,000	1,517,250

		184,688,721

Transportation 0.7%
Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (a)	13,110,000	13,847,437
9.75%, due 5/1/20 (a)	7,070,000	7,467,688

		21,315,125

Trucking & Leasing 0.4%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	4,865,000	5,254,200
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	6,305,000	7,219,225

		12,473,425

Vitamins & Nutrition Products 0.6%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	16,225,000	16,752,313

Total Corporate Bonds (Cost $2,546,943,670)		2,662,357,444

M-224	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 3.1% (h)
Auto Manufacturers 0.1%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	$4,397,985	$4,412,120

Auto Parts & Equipment 0.8%
Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 10/14/14 (b)	21,812,643	22,248,896

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 5.25%, due 4/16/21	4,235,000	4,242,941

Distribution & Wholesale 0.3%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	9,951,488	10,013,684

Finance—Consumer Loans 0.2%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,174,500	5,190,670

Finance—Other Services 0.2%
BATS Global Markets, Inc. New Term Loan 5.00%, due 1/31/20	5,036,250	4,992,183

Food 0.2%
Stater Bros. Markets Term Loan B 4.75%, due 5/12/21	6,150,000	6,169,219

Leisure Time 0.2%
Bauer Performance Sports Ltd. Term Loan B 4.50%, due 4/15/21	5,140,450	5,145,271

Lodging 0.5%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	2,352,911	2,362,716
New 2nd Lien Term Loan 10.00%, due 10/2/19	5,875,000	5,987,606

	Principal Amount	Value
Lodging (continued)
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	$2,327,413	$2,321,594
2nd Lien Term Loan 6.25%, due 12/28/20	2,950,000	2,994,250

		13,666,166

Media 0.1%
ProQuest LLC Term Loan B 6.00%, due 4/13/18	3,245,300	3,258,823

Miscellaneous—Manufacturing 0.4%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	10,521,614	10,593,950

Total Loan Assignments (Cost $88,759,318)		89,933,923

Yankee Bonds 0.7% (i)
Forest Products & Paper 0.4%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	11,413,000	13,124,950

Insurance 0.3%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	1,537,000	1,739,971
8.30%, due 4/15/26	4,645,000	5,754,008

		7,493,979

Total Yankee Bonds (Cost $16,571,197)		20,618,929

Total Long-Term Bonds (Cost $2,657,228,279)		2,778,758,271

	Shares
Common Stocks 0.2%
Coal 0.0%‡
Upstate NY Power Producers (c)(d)(e)(g)	19,474	370,006

Entertainment 0.0%‡
Affinity Gaming LLC (c)(e)(g)	75,000	618,750

Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(g)	725	274,253

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(g)	230,859	2,957,304

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-225

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mining 0.1%
Goldcorp, Inc.	65,200	$1,819,732

Total Common Stocks (Cost $5,068,110)		6,040,045

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	3,390,660

Total Preferred Stock (Cost $3,028,994)		3,390,660

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(d)(e)(g)	3,370	33,700

Total Warrants (Cost $0)		33,700

	Principal Amount
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $126,397,309 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.08% and a maturity date of 10/17/22, with a Principal Amount of $136,415,000 and a Market Value of $128,928,272)	$126,397,309	126,397,309

Total Short-Term Investment (Cost $126,397,309)		126,397,309

Total Investments (Cost $2,791,722,692) (j)	100.2%	2,914,619,985
Other Assets, Less Liabilities	(0.2)	(6,372,496)
Net Assets	100.0%	$2,908,247,489
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Illiquid security—The total market value of these securities as of June 30, 2014, was $20,308,223, which represented 0.7% of the Portfolio’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of fair valued securities was $17,056,973, which represented 0.6% of the Portfolio’s net assets.

(e)	Restricted security.

(f)	Issue in default.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2014.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	As of June 30, 2014, cost was $2,791,765,857 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$134,139,059
Gross unrealized depreciation	(11,284,931)

Net unrealized appreciation	$122,854,128

M-226	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$3,065,591	$2,782,384	$5,847,975
Corporate Bonds (c)	—	2,651,718,118	10,639,326	2,662,357,444
Loan Assignments (d)	—	54,677,093	35,256,830	89,933,923
Yankee Bonds	—	20,618,929	—	20,618,929

Total Long-Term Bonds	—	2,730,079,731	48,678,540	2,778,758,271

Common Stocks (e)	2,438,482	—	3,601,563	6,040,045
Preferred Stock	3,390,660	—	—	3,390,660
Warrants (f)	—	—	33,700	33,700
Short-Term Investment
Repurchase Agreement	—	126,397,309	—	126,397,309

Total Investments in Securities	$5,829,142	$2,856,477,040	$52,313,803	$2,914,619,985

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,782,384 is held in Electric within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $127,596 and $10,511,730 are held in Commercial Services and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $22,248,896, $10,013,684 and $2,994,250 are held in Auto Parts & Equipment, Distribution & Wholesale and Lodging, respectively, within Loan Assignments whose values were obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $370,006, $274,253 and $2,957,304 are held in Coal, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $33,700 is held in Food within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, a security with a market value of $421,250 was transferred from Level 1 to Level 3 as this security was fair valued when compared to a prior year price which was based on a quoted price. The December 31, 2013 price was adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2014, a security with a market value of $3,016,375 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing service as of December 31, 2013, utilized the average of multiple bid quotations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-227

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (d)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (a)
Long-Term Bonds
Convertible Bonds
Electric	$2,529,441	$—	$—		$80,872	$172,071	(b)	$—	$—	$—	$2,782,384	$80,872
Internet	1,090	—	(58,488	)(c)	57,398	—		—	—	—	—	—
Corporate Bonds
Commercial Services	127,596	—	—		—	—		—	—	—	127,596	—
Entertainment	10,553,318	4,134	4,053		9,636	—		(59,411)	—	—	10,511,730	(4,134)
Loan Assignments
Auto Parts & Equipment	—	428,729	438,419		537,922	23,026,000		(2,182,174)	—	—	22,248,896	537,922
Distribution & Wholesale	—	824	59		77,451	9,960,291		(24,941)	—	—	10,013,684	77,451
Finance—Other Services	5,112,750	4,672	252,049		(269,471)	—		(5,100,000)	—	—	—	—
Lodging	—	1,967	—		(24,092)	—		—	3,016,375	—	2,994,250	(24,092)
Common Stocks			—
Coal	370,006	—	—		—	—		—	—	—	370,006	—
Media	—	—	—		273,154	1,099		—	—	—	274,253	273,154
Metal, Fabricate & Hardware	2,957,304	—	—		—	—		—	—	—	2,957,304	—
Warrants
Food	—	—	—		(387,550)	—		—	421,250	—	33,700	(387,550)
Media	7	—	—		1,092	—		(1,099)	—	—	—	—

Total	$21,651,512	$440,326	$636,092		$356,412	$33,159,461		$(7,367,625)	$3,437,625	$—	$52,313,803	$553,623

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	At Home Corp. was written off on March 3, 2014.

(d)	Sales include principal reductions.

M-228	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,791,722,692)	$2,914,619,985
Unrealized appreciation on unfunded commitments (See Note 6)	5,179
Receivables:
Dividends and interest	41,674,710
Fund shares sold	3,426,028
Investment securities sold	84,405
Other assets	13,790

Total assets	2,959,824,097

Liabilities
Payables:
Investment securities purchased	48,463,669
Manager (See Note 3)	1,324,120
Fund shares redeemed	1,071,371
NYLIFE Distributors (See Note 3)	447,555
Shareholder communication	175,654
Professional fees	77,635
Custodian	6,028
Trustees	5,787
Accrued expenses	4,789

Total liabilities	51,576,608

Net assets	$2,908,247,489

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$272,301
Additional paid-in capital	2,580,585,717

2,580,858,018
Undistributed net investment income	241,931,631
Accumulated net realized gain (loss) on investments	(37,444,632)
Net unrealized appreciation (depreciation) on investments	122,897,293
Net unrealized appreciation (depreciation) on unfunded commitments	5,179

Net assets	$2,908,247,489

Initial Class
Net assets applicable to outstanding shares	$713,975,204

Shares of beneficial interest outstanding	66,279,517

Net asset value per share outstanding	$10.77

Service Class
Net assets applicable to outstanding shares	$2,194,272,285

Shares of beneficial interest outstanding	206,021,357

Net asset value per share outstanding	$10.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-229

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$90,463,233
Dividends (a)	214,177

Total income	90,677,410

Expenses
Manager (See Note 3)	7,798,245
Distribution and service—Service Class (See Note 3)	2,616,915
Shareholder communication	215,128
Professional fees	86,441
Trustees	25,301
Custodian	19,866
Miscellaneous	36,904

Total expenses	10,798,800

Net investment income (loss)	79,878,610

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	30,447,341
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	24,266,370

Net realized and unrealized gain (loss) on investments and unfunded commitments	54,713,711

Net increase (decrease) in net assets resulting from operations	$134,592,321

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,950.

M-230	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$79,878,610	$162,763,983
Net realized gain (loss) on investments	30,447,341	51,722,394
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	24,266,370	(49,167,320)

Net increase (decrease) in net assets resulting from operations	134,592,321	165,319,057

Dividends to shareholders:
From net investment income:
Initial Class	—	(37,478,544)
Service Class	—	(110,525,419)

Total dividends to shareholders	—	(148,003,963)

Capital share transactions:
Net proceeds from sale of shares	171,213,799	446,134,642
Net asset value of shares issued to shareholders in reinvestment of dividends	—	148,003,963
Cost of shares redeemed	(147,308,892)	(411,205,427)

Increase (decrease) in net assets derived from capital share transactions	23,904,907	182,933,178

Net increase (decrease) in net assets	158,497,228	200,248,272

Net Assets
Beginning of period	2,749,750,261	2,549,501,989

End of period	$2,908,247,489	$2,749,750,261

Undistributed net investment income at end of period	$241,931,631	$162,053,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-231

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.26		$10.19	$9.52	$9.59	$9.03	$6.79

Net investment income (loss) (a)	0.31		0.65	0.69	0.70	0.70	0.67
Net realized and unrealized gain (loss) on investments	0.20		0.01	0.57	(0.14)	0.43	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.51		0.66	1.26	0.56	1.13	2.89

Less dividends:
From net investment income	—		(0.59)	(0.59)	(0.63)	(0.57)	(0.65)

Net asset value at end of period	$10.77		$10.26	$10.19	$9.52	$9.59	$9.03

Total investment return	4.97	%(b)(c)	6.63%	13.42%	6.26%	12.67%	42.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.89	%††	6.24%	6.86%	7.14%	7.40%	8.23%
Net expenses	0.58	%††	0.59%	0.59%	0.60%	0.61%	0.62%
Portfolio turnover rate	23%		40%	30%	39%	45%	43%
Net assets at end of period (in 000’s)	$713,975		$703,362	$718,047	$661,780	$729,071	$700,295

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-232	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.16		$10.10	$9.44	$9.53	$8.98	$6.76

Net investment income (loss) (a)	0.29		0.62	0.66	0.67	0.67	0.65
Net realized and unrealized gain (loss) on investments	0.20		0.01	0.57	(0.15)	0.44	2.21
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.49		0.63	1.23	0.52	1.11	2.86

Less dividends:
From net investment income	—		(0.57)	(0.57)	(0.61)	(0.56)	(0.64)

Net asset value at end of period	$10.65		$10.16	$10.10	$9.44	$9.53	$8.98

Total investment return	4.82	%(b)(c)	6.36%	13.14%	5.99%	12.39%	42.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.64	%††	5.99%	6.61%	6.89%	7.16%	7.90%
Net expenses	0.83	%††	0.84%	0.84%	0.85%	0.86%	0.87%
Portfolio turnover rate	23%		40%	30%	39%	45%	43%
Net assets at end of period (in 000’s)	$2,194,272		$2,046,388	$1,831,455	$1,298,164	$1,124,089	$859,870

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-233

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	3.97%	19.64%	17.03%	7.92%	0.79%
Service Class Shares	3.84	19.34	16.74	7.65	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	8.28%	23.81%	19.23%	8.03%
S&P 500® Index[4]	7.14	24.61	18.83	7.78
Average Lipper Variable Products Large-Cap Value Portfolio[5]	7.08	22.82	17.89	7.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.91% for Initial Class shares and 7.64% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have below average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-234	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,039.70	$4.00	$1,020.90	$3.96

Service Class Shares	$1,000.00	$1,038.40	$5.26	$1,019.60	$5.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-235

Industry Composition as of June 30, 2014 (Unaudited)

Media	11.3%
Banks	11.1
Pharmaceuticals	10.7
Oil, Gas & Consumable Fuels	8.8
Industrial Conglomerates	6.4
Chemicals	5.1
Energy Equipment & Services	5.0
Aerospace & Defense	4.1
Capital Markets	3.6
Consumer Finance	3.5
Auto Components	3.4
Automobiles	3.4

Semiconductors & Semiconductor Equipment	3.3%
Insurance	3.2
Software	3.1
Electric Utilities	3.0
Food & Staples Retailing	2.9
Communications Equipment	2.6
Health Care Providers & Services	2.5
Technology Hardware, Storage & Peripherals	1.7
Short-Term Investment	2.2
Other Assets, Less Liabilities	–0.9

100.0%

See Portfolio of Investments beginning on page M-239 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Pfizer, Inc.

3.	Exxon Mobil Corp.

4.	Time Warner, Inc.

5.	Boeing Co. (The)

6.	PNC Financial Services Group, Inc.

7.	Monsanto Co.

8.	Citigroup, Inc.

9.	Bank of America Corp.

10.	Comcast Corp. Class A

M-236	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor1.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP ICAP Select Equity Portfolio returned 3.97% for Initial Class shares and 3.84% for Service Class shares. Over the same period, both share classes underperformed the 8.28% return of the Russell 1000® Value Index2 and the 7.14% return of the S&P 500® Index.2 The Russell 1000® Value Index is the Portfolio’s broad-based securities-market index, and the S&P 500® Index is a secondary benchmark for the Portfolio. Both share classes underperformed the 7.08% return of the average Lipper1 Variable Products Large-Cap Value Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected performance relative to the Russell 1000® Value Index. Positive stock selection in the energy and utilities sectors added to relative performance. On the other hand, stock selection in the health care and information technology sectors detracted from relative results. The Portfolio benefited from an underweight position relative to the Russell 1000® Value Index in the financials sector, but an underweight position in utilities detracted from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that contributed most positively to the Portfolio’s performance relative to the Russell 1000® Value Index were energy, consumer staples and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in energy and utilities, while stock selection and an underweight position in consumer staples added to relative performance.

The sectors that detracted the most from relative performance were health care, information technology and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were oilfield services company Halliburton, electric utility Exelon and regional bank PNC Financial. Halliburton benefited during the reporting period from higher-than-expected drilling activity, with anticipation of firming prices in the pressure pumping business. Exelon had strong performance during the reporting period, as rising prices for natural gas have led investors to anticipate that the company may ultimately improve its financial position by raising power rates. PNC Financial shares outperformed as the company demonstrated solid expense control in a difficult revenue environment. All of these positions remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included wireless telecommunications company Vodafone, global bank Citigroup and data storage provider NetApp. Vodafone lagged after the spinoff of Verizon Wireless, and we sold the Portfolio’s position in the company during the reporting period. Citigroup’s underperformance was due primarily to the rejection of its capital return plan by the Federal Reserve. We believed that the company’s renewed focus on efficiency and execution could result in higher earning power over time and could enable the company to return capital to shareholders. NetApp lagged as many enterprises have delayed technology spending. Citigroup and NetApp remained in the Portfolio at the end of the reporting period, as we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

1.	Effective July 9, 2014, Thomas R. Wenzel ceased serving as a Portfolio Manager to MainStay VP ICAP Select Equity Portfolio.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-237

We added a position in global investment bank Goldman Sachs. We found the current valuation attractive given the underlying improvement in the company’s business. Equity issuance steadily increased with rising equity markets, and merger and acquisition activity made a slow comeback after being subdued for several years. We also added a position in pharmaceutical company Bristol-Myers Squibb. The company had a leading position in immuno-oncology, a field of tumor-fighting cancer treatment. We believed that the stock could benefit if additional positive clinical milestones are reached and earnings estimates rise.

In addition to the previously mentioned sale, we sold the Portfolio’s position in global bank JPMorgan Chase in favor of positions that we believed had more attractive potential upside and stronger catalysts. We also sold the Portfolio’s position in security software company Symantec because we believed that the stock’s margin expansion investment catalyst had been delayed beyond our investment time horizon.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure relative to the Russell 1000® Value Index in the consumer discretionary and financials sectors. In consumer discretionary the Portfolio increased its already overweight position relative to the Index. In financials, the Portfolio reduced the degree to which it was underweight relative to the Index.

During the reporting period, the Portfolio decreased its weightings relative to the Russell 1000® Value Index in the telecommunication services and industrials sectors. In telecommunication services, the Portfolio moved from an overweight position to an underweight position relative to the Index. In industrials, the Portfolio went from an overweight position to a neutral weight relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and materials sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-238	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 4.1%
♦Boeing Co. (The)	432,200	$54,988,805

Auto Components 3.4%
Johnson Controls, Inc.	924,950	46,182,754

Automobiles 3.4%
Ford Motor Co.	2,683,050	46,255,782

Banks 11.1%
♦Bank of America Corp.	3,201,550	49,207,823
♦Citigroup, Inc.	1,046,400	49,285,440
♦PNC Financial Services Group, Inc.	573,300	51,052,365

		149,545,628

Capital Markets 3.6%
Goldman Sachs Group, Inc. (The)	288,850	48,365,044

Chemicals 5.1%
♦Monsanto Co.	397,700	49,609,098
Mosaic Co. (The)	402,550	19,906,098

		69,515,196

Communications Equipment 2.6%
Cisco Systems, Inc.	1,420,100	35,289,485

Consumer Finance 3.5%
Capital One Financial Corp.	565,050	46,673,130

Electric Utilities 3.0%
Exelon Corp.	1,109,650	40,480,032

Energy Equipment & Services 5.0%
Cameron International Corp. (a)	301,700	20,428,107
Halliburton Co.	668,600	47,477,286

		67,905,393

Food & Staples Retailing 2.9%
CVS Caremark Corp.	524,200	39,508,954

Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	412,000	33,681,000

Industrial Conglomerates 6.4%
♦General Electric Co.	3,269,950	85,934,286

	Shares	Value
Insurance 3.2%
ACE, Ltd.	417,850	$43,331,045

Media 11.3%
♦Comcast Corp. Class A	901,850	48,411,308
♦Time Warner, Inc.	806,474	56,654,798
Viacom, Inc. Class B	557,450	48,347,639

		153,413,745

Oil, Gas & Consumable Fuels 8.8%
Encana Corp.	789,900	18,728,529
♦Exxon Mobil Corp.	765,000	77,020,200
Southwestern Energy Co. (a)	525,000	23,882,250

		119,630,979

Pharmaceuticals 10.7%
Bristol-Myers Squibb Co.	801,650	38,888,041
♦Pfizer, Inc.	2,644,000	78,473,920
Valeant Pharmaceuticals International, Inc. (a)	217,500	27,431,100

		144,793,061

Semiconductors & Semiconductor Equipment 3.3%
Texas Instruments, Inc.	934,283	44,649,385

Software 3.1%
Oracle Corp.	1,025,800	41,575,674

Technology Hardware, Storage & Peripherals 1.7%
NetApp, Inc.	611,900	22,346,588

Total Common Stocks (Cost $1,059,513,516)		1,334,065,966

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-239

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $29,109,377 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $31,470,000 and a Market Value of $29,692,480)	$29,109,377	$29,109,377

Total Short-Term Investment (Cost $29,109,377)		29,109,377

Total Investments (Cost $1,088,622,893) (b)	100.9%	1,363,175,343
Other Assets, Less Liabilities	(0.9)	(11,540,163)
Net Assets	100.0%	$1,351,635,180
(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $1,089,692,079 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$283,195,850
Gross unrealized depreciation	(9,712,586)

Net unrealized appreciation	$273,483,264

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,334,065,966	$—	$—	$1,334,065,966
Short-Term Investment
Repurchase Agreement	—	29,109,377	—	29,109,377

Total Investments in Securities	$1,334,065,966	$29,109,377	$—	$1,363,175,343

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-240	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,088,622,893)	$1,363,175,343
Receivables:
Investment securities sold	5,790,787
Dividends	2,720,519
Fund shares sold	540,347
Other assets	6,599

Total assets	1,372,233,595

Liabilities
Payables:
Investment securities purchased	18,961,477
Manager (See Note 3)	842,129
Fund shares redeemed	538,477
NYLIFE Distributors (See Note 3)	130,768
Shareholder communication	80,968
Professional fees	39,126
Trustees	2,317
Custodian	652
Accrued expenses	2,501

Total liabilities	20,598,415

Net assets	$1,351,635,180

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$74,059
Additional paid-in capital	1,022,797,953

1,022,872,012
Undistributed net investment income	43,490,560
Accumulated net realized gain (loss) on investments	10,720,158
Net unrealized appreciation (depreciation) on investments	274,552,450

Net assets	$1,351,635,180

Initial Class
Net assets applicable to outstanding shares	$715,072,283

Shares of beneficial interest outstanding	38,981,735

Net asset value per share outstanding	$18.34

Service Class
Net assets applicable to outstanding shares	$636,562,897

Shares of beneficial interest outstanding	35,077,261

Net asset value per share outstanding	$18.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-241

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$32,159,785

Expenses
Manager (See Note 3)	4,944,841
Distribution and service—Service Class (See Note 3)	763,938
Shareholder communication	102,067
Professional fees	49,379
Trustees	11,780
Custodian	6,209
Miscellaneous	18,694

Total expenses	5,896,908

Net investment income (loss)	26,262,877

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	78,798,183
Net change in unrealized appreciation (depreciation) on investments	(54,029,825)

Net realized and unrealized gain (loss) on investments	24,768,358

Net increase (decrease) in net assets resulting from operations	$51,031,235

(a)	Dividends recorded net of foreign withholding taxes in the amount of $17,744.

M-242	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,262,877	$17,226,606
Net realized gain (loss) on investments	78,798,183	129,267,376
Net change in unrealized appreciation (depreciation) on investments	(54,029,825)	168,945,935

Net increase (decrease) in net assets resulting from operations	51,031,235	315,439,917

Dividends to shareholders:
From net investment income:
Initial Class	—	(10,361,894)
Service Class	—	(7,662,118)

Total dividends to shareholders	—	(18,024,012)

Capital share transactions:
Net proceeds from sale of shares	40,401,017	74,918,432
Net asset value of shares issued to shareholders in reinvestment of dividends	—	18,024,012
Cost of shares redeemed	(63,772,609)	(146,983,317)

Increase (decrease) in net assets derived from capital share transactions	(23,371,592)	(54,040,873)

Net increase (decrease) in net assets	27,659,643	243,375,032

Net Assets
Beginning of period	1,323,975,537	1,080,600,505

End of period	$1,351,635,180	$1,323,975,537

Undistributed net investment income at end of period	$43,490,560	$17,227,683

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-243

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.64		$13.76	$12.15	$12.54	$10.70	$8.41

Net investment income (loss)	0.36	(a)	0.28	0.29	0.25 (a)	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.34		3.86	1.61	(0.46)	1.76	2.36

Total from investment operations	0.70		4.14	1.90	(0.21)	1.94	2.47

Less dividends:
From net investment income	—		(0.26)	(0.29)	(0.18)	(0.10)	(0.18)

Net asset value at end of period	$18.34		$17.64	$13.76	$12.15	$12.54	$10.70

Total investment return	3.97	%(b)	30.29%	15.58%	(1.44%)	18.12%	29.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15	%††	1.54%	1.76%	2.01%	1.46%	1.32%
Net expenses	0.79	%††	0.79%	0.79%	0.80%	0.81%	0.80%
Expenses (before waiver/reimbursement)	0.79	%††	0.79%	0.79%	0.80%	0.81%	0.82%
Portfolio turnover rate	27%		50%	60%	67%	57%	85%
Net assets at end of period (in 000’s)	$715,072		$709,112	$604,786	$608,551	$731,165	$686,907

*	Unaudited.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-244	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.48		$13.63	$12.05	$12.43	$10.62	$8.36

Net investment income (loss)	0.34	(a)	0.20	0.22	0.22 (a)	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.33		3.87	1.62	(0.45)	1.76	2.35

Total from investment operations	0.67		4.07	1.84	(0.23)	1.89	2.42

Less dividends:
From net investment income	—		(0.22)	(0.26)	(0.15)	(0.08)	(0.16)

Net asset value at end of period	$18.15		$17.48	$13.63	$12.05	$12.43	$10.62

Total investment return	3.83	%(b)(c)	29.96%	15.29%	(1.69%)	17.82%	29.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88	%††	1.29%	1.51%	1.77%	1.21%	1.04%
Net expenses	1.04	%††	1.04%	1.04%	1.05%	1.06%	1.05%
Expenses (before waiver/reimbursement)	1.04	%††	1.04%	1.04%	1.05%	1.06%	1.07%
Portfolio turnover rate	27%		50%	60%	67%	57%	85%
Net assets at end of period (in 000’s)	$636,563		$614,863	$475,815	$451,841	$481,355	$400,773

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-245

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	8.02%	19.72%	15.38%	7.66%	0.64%
Service Class Shares	7.88	19.42	15.09	7.39	0.89

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[3]	6.18%	24.05%	14.99%	7.25%
Russell 1000® Index[3]	7.27	25.35	19.25	8.19
Income Builder Composite Index[3]	5.11	13.95	10.13	6.44
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	4.85	4.93
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	5.24	17.72	13.65	7.03

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.64% for Initial Class shares and 7.37% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-246	MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,080.20	$3.20	$1,021.70	$3.11

Service Class Shares	$1,000.00	$1,078.80	$4.48	$1,020.50	$4.36

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-247

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-253 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	Verizon Communications, Inc.
2.	Total S.A.
3.	Imperial Tobacco Group PLC
4.	Vinci S.A.
5.	GlaxoSmithKline PLC
6.	Lorillard, Inc.
7.	National Grid PLC
8.	Altria Group, Inc.
9.	Swisscom A.G.
10.	BCE, Inc.

M-248	MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen, and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Income Builder Portfolio returned 8.02% for Initial Class shares and 7.88% for Service Class shares. Over the same period, both share classes outperformed the 6.18% return of the MSCI World Index,1 which is the Portfolio’s broad-based securities-market index, and the 7.27% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index1 and the 5.11% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 5.24% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio included a diversified array of companies that continued to achieve growth in free cash flow and to provide positive shareholder returns from cash dividends, share buybacks and debt reduction. The largest relative contributors included an overweight position relative to the MSCI World Index in the utilities sector and strong stock selection across most sectors, particularly in consumer staples. (Contributions take weightings and total returns into account.) Stock selection in the United Kingdom and the United States also provided a strong contribution. Relative results were dampened by stock selection in utilities and an overweight position in telecommunication services. Stock selection in Canada also detracted from relative performance.

During the reporting period, how was the Portfolio’s performance materially affected by derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, had a substantial position in S&P 500® Index futures to increase the overall beta2 of the Portfolio. This position had a positive impact on the Portfolio’s overall performance. Additionally, the Portfolio had a sizeable short position in U.S. Treasury securities through the use of U.S. Treasury futures, but this position did not have a material impact on relative performance during the reporting period. Though the currency hedges in the Portfolio had a negative impact on performance, owning the securities in the local currencies would have offset the losses from our hedges.

In the equity portion of the Portfolio, which market segments were the strongest positive contributors to the Portfolio’s relative performance and which market segments detracted the most?

In the equity portion of the Portfolio, returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Portfolio were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

Stock selection in the United Kingdom and the United States was the most significant contributor to relative results in the equity portion of the Portfolio. This was followed by an overweight position relative to the MSCI World Index in the utilities sector. Stock selection in the consumer staples sector also provided a substantial contribution, as did positive stock selection and an underweight position relative to the Index in financials. Stock selection in Canada and in the telecommunication services sector hurt results. A cash position in the equity portion of the Portfolio also detracted from relative performance in a rising stock market.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-249

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most.

Among the stocks with the strongest contribution to returns were U.K. regulated water utility company United Utilities, London-based pharmaceutical company AstraZeneca and French integrated energy company Total S.A. United Utilities saw its shares advance after U.K. water regulator OFWAT published the key financial parameters for an ongoing regulatory review. The financial parameters helped clarify the returns that water utility companies may be expected to achieve in the five years beginning April 2015. Shares of AstraZeneca advanced with increased enthusiasm for the company’s near-term pipeline drugs, especially in the immuno-oncology area. AstraZeneca’s shares got a further boost in mid-April 2014, when U.S. drug company Pfizer revealed that it had approached AstraZeneca with an acquisition proposal. Total S.A., which explores for and produces crude oil and natural gas globally, saw its share price advance as the company executed its stated strategy well and reduced its capital expenditures, cut costs and increased free cash flow. The company was also helped by rising commodity prices during the reporting period.

Among the stocks that diminished results were toy manufacturer Mattel, telecommunications company Vodafone and global offshore oil and gas drilling contractor Diamond Offshore Drilling. Mattel posted disappointing results during the reporting period as consumers focused on promotions and continued to shift toward e-commerce. Nevertheless, the company continued to produce strong cash flows and pay an attractive dividend, which in our opinion made Mattel an attractive investment for the equity portion of the Portfolio. Vodafone faced pressure during the reporting period from reduced buyout speculation as AT&T announced the acquisition of DirecTV. Despite this setback, the company remained committed to increasing its free cash flow and paying a healthy dividend. Diamond Offshore Drilling’s share price declined during the reporting period because of softened demand as major oil companies focused on cost cutting. We believed that the risk to the company’s dividend had increased significantly, so we closed out the Portfolio’s position in the stock.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made several significant purchases during the first half of 2014. Among these were French commercial property company Unibail-Rodamco, Anglo-Dutch multinational consumer goods company Unilever, global information service company Wolters Kluwer and insurance company Allianz. All were added to the equity portion of the Portfolio because of their favorable shareholder yield attributes. Among the positions the equity portion of the Portfolio eliminated during the reporting period were electric company Integrys Energy Group, media company Time Warner and oil & gas company Diamond Offshore Drilling.

How did the Portfolio’s equity sector weightings change during the reporting period?

In the equity portion of the Portfolio, sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the most significant reductions in equity exposure were in the industrials, consumer discretionary and health care sectors. The equity portion of the Portfolio increased exposure in the financials and consumer staples sectors.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the equity portion of the Portfolio having a different composition than the MSCI World Index in terms of the types of companies held. The benchmark contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the Portfolio may also differ in terms of sector weights.

At the end of the reporting period, the most significant underweight exposures in the equity portion of the Portfolio were in financials and information technology, while the most significant overweight exposures were in utilities and telecommunication services. We continue to seek stocks with growing free cash flow that will provide shareholders with

M-250	MainStay VP Income Builder Portfolio

positive returns from cash dividends, share buybacks and debt reduction.

What factors affected the Portfolio’s relative performance in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index primarily because of an overweight position in spread product,3 specifically high-yield corporate bonds. The Federal Reserve’s willingness to pump liquidity into the market (by keeping the federal funds target rate close to zero) continued to stimulate lending and investments as well as investors’ appetite for yield. The Federal Reserve’s accommodative stance strengthened the performance of credit-related assets such as high-yield and investment-grade corporate bonds during the reporting period.

High-yield corporate bonds represented the largest overweight position relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Portfolio. These securities performed well as spreads compressed during the reporting period. (The Barclays U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) Although April 2014 marked one of the largest high-yield defaults on record, defaults were still trending at or close to all-time lows, which served as a tailwind for the sector.

Investment-grade corporate bond spreads compressed to a post-financial-crisis low of 98 basis points by the end of the reporting period. (A basis point is one-hundredth of a percentage point.) Lower-quality bonds (i.e., those rated BBB)4 and longer-duration5 bonds (i.e., those with 8- to 15-year maturities) outperformed, partly because of declining U.S. Treasury yields. During the first six months of 2014, investment-grade corporate bond issuance remained strong, bringing the year-to-date total to $445 billion, according to data provided by Barclays. The strong issuance was feeding investor demand for yield as companies continued to refinance and issue new debt at levels that we believed were very attractive.

Throughout the reporting period, the fixed-income portion of the Portfolio held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with high correlations to them. Although these underweight asset classes have rallied since the beginning of 2014, the fixed-income portion of the Portfolio still managed to outperform the Barclays U.S. Aggregate Bond Index.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. To further insulate the fixed-income portion of the Portfolio from a potential rise in interest rates, we increased exposure to a short position in U.S. Treasury futures. This position shortened the already short duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the effective duration of the fixed-income portion of the Portfolio was approximately 3.1 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s implementation of the bond tapering program, and the fixed-income portion of the Portfolio experienced some periods of volatility. Nevertheless, we did not make any significant changes to the positioning of the fixed-income portion of the Portfolio, but did

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-251

selectively and opportunistically make modest increases in the weightings in bank loans and emerging-market corporate debt. We continue to judge the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, the fixed-income portion of the Portfolio has maintained a risk profile that is relatively higher than that of the Barclays U.S. Aggregate Bond Index, specifically through a relative overweight position in high-yield corporate bonds.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

An overweight position in high-yield corporate bonds, which outperformed the Barclays U.S. Aggregate Bond Index, was the driving force behind the relative outperformance of the fixed-income portion of the Portfolio during the reporting period. Within the high-yield corporate bond sector, holdings in industries that tend to be more cyclical—such as financials, gaming, homebuilders, building materials and steel—were among the strongest performers. To a lesser degree, positions in convertible bonds and bank loans were also positive contributors to the relative performance of the fixed-income portion of the Portfolio. Our position in investment-grade corporate bonds also had a positive impact on performance during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the relative performance of the fixed-income portion of the Portfolio, as U.S. Treasury securities and agency mortgages underperformed high-yield corporate bonds during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio exited positions in financial companies Banque PSA Finance Peugeot and LBG Capital (Lloyds). We sold the Portfolio’s Banque PSA Finance Peugeot bonds, as the spread narrowed significantly upon the bonds becoming fully valued. The position in LBG Capital (Lloyds) was eliminated given an attractive tender/exchange offer in which the fixed-income portion of the Portfolio participated.

How did sector weightings change in the fixed income portion of the Portfolio during the reporting period?

We made no significant changes to sector weightings relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Portfolio. As already mentioned, however, we slightly increased weightings in bank loans and emerging-market corporate debt. The largest position in the fixed-income portion of the Portfolio remained in high-yield corporate bonds, as we believed that the compensation, or spread, for the risk associated with the sector was still adequate.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the fixed-income portion of the Portfolio maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-252	MainStay VP Income Builder Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 44.5%† Asset-Backed Securities 1.2%
Airlines 0.3%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	$1,267,637	$1,457,782

Home Equity 0.8%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.21%, due 10/25/36 (a)(b)	342,339	302,194
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.22%, due 5/25/37 (a)(b)	355,819	304,227
GSAA Home Equity Trust Series 2006-14, Class A1 0.20%, due 9/25/36 (a)(b)	2,565,458	1,365,086
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.25%, due 4/25/37 (a)(b)	178,313	159,028
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.25%, due 3/25/47 (a)(b)	332,920	237,857
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.20%, due 11/25/36 (a)(b)	318,527	141,134
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.26%, due 3/25/37 (a)(b)	1,260,316	753,532
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.26%, due 1/25/37 (a)(b)	522,949	348,954
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.26%, due 9/25/37 (a)(b)	379,085	156,422

		3,768,434

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.547%, due 5/25/29 (a)	400,441	387,735

Total Asset-Backed Securities (Cost $5,874,501)		5,613,951

Convertible Bonds 0.4%
Household Products & Wares 0.3%
Jarden Corp. 1.125%, due 3/15/34 (c)	1,200,000	1,231,500

	Principal Amount	Value
Oil & Gas Services 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	$340,000	$412,037

Total Convertible Bonds (Cost $1,572,181)		1,643,537

Corporate Bonds 38.8%
Aerospace & Defense 0.7%
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,125,000	1,224,844
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,385,800
TransDigm, Inc. 7.50%, due 7/15/21	725,000	802,938

		3,413,582

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	205,714

Airlines 0.6%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	360,310	421,563
7.875%, due 1/2/20	768,929	830,443
U.S. Airways Group, Inc. Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	604,743	684,872
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	1,001,267	1,128,928

		3,065,806

Auto Manufacturers 0.6%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	1,017,000
Ford Motor Co.
6.625%, due 10/1/28	500,000	618,824
7.45%, due 7/16/31	455,000	608,303
Navistar International Corp. 8.25%, due 11/1/21	675,000	704,531

		2,948,658

Auto Parts & Equipment 0.6%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	950,000	1,006,430
Dana Holding Corp. 5.375%, due 9/15/21	1,035,000	1,081,575

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-253

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	$300,000	$325,500
8.25%, due 8/15/20	525,000	576,187

		2,989,692

Banks 4.5%
AgriBank FCB 9.125%, due 7/15/19	200,000	257,296
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	1,000,000	1,015,000
Bank of America Corp.
5.42%, due 3/15/17	100,000	110,020
6.11%, due 1/29/37	980,000	1,130,564
7.625%, due 6/1/19	680,000	839,923
8.00%, due 7/29/49 (a)	1,000,000	1,106,755
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	875,000	1,001,875
CIT Group, Inc.
3.875%, due 2/19/19	890,000	903,884
4.25%, due 8/15/17	200,000	208,625
Citigroup, Inc.
3.375%, due 3/1/23	795,000	791,958
4.05%, due 7/30/22	105,000	107,572
6.30%, due 12/29/49 (a)	1,255,000	1,278,531
Discover Bank 8.70%, due 11/18/19	795,000	1,010,406
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	1,330,000	1,335,721
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	45,451
JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)	1,345,000	1,374,839
7.90%, due 4/29/49 (a)	1,450,000	1,620,375
Mellon Capital III 6.369%, due 9/5/66 (a)	£900,000	1,619,198
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)	$1,000,000	1,054,033
Morgan Stanley
4.875%, due 11/1/22	495,000	531,342
5.00%, due 11/24/25	1,150,000	1,226,553
5.45%, due 7/29/49 (a)	1,275,000	1,298,256
UBS A.G. 3.875%, due 1/15/15	150,000	152,868
Wells Fargo & Co.
5.90%, due 12/29/49 (a)	1,005,000	1,066,054
7.98%, due 3/29/49 (a)	800,000	910,000

		21,997,099

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	610,000	647,118

	Principal Amount	Value
Biotechnology 0.3%
Amgen, Inc. 5.85%, due 6/1/17	$1,250,000	$1,409,585

Building Materials 0.6%
USG Corp.
6.30%, due 11/15/16	2,265,000	2,446,200
9.75%, due 1/15/18	545,000	652,637

		3,098,837

Chemicals 0.8%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	761,976
8.55%, due 5/15/19	140,000	179,938
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	780,000	826,800
Huntsman International LLC 8.625%, due 3/15/21	1,250,000	1,381,250
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	700,312

		3,850,276

Coal 0.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	525,000	381,938
6.25%, due 6/1/21	50,000	35,375

		417,313

Commercial Services 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	905,000	925,362
Hertz Corp. (The)
5.875%, due 10/15/20	277,000	289,465
7.375%, due 1/15/21	1,200,000	1,302,000
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75% (d)(e)(f)(g)	70,000	1,029
United Rentals North America, Inc.
6.125%, due 6/15/23	330,000	353,925
8.375%, due 9/15/20	565,000	620,088

		3,491,869

Computers 0.4%
NCR Corp. 5.00%, due 7/15/22	1,205,000	1,220,063
SunGard Data Systems, Inc.
6.625%, due 11/1/19	600,000	631,500
7.375%, due 11/15/18	172,000	181,675

		2,033,238

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	800,000	870,000

M-254	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	$75,000	$86,430
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	€810,000	1,190,377
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£490,000	923,508

		2,200,315

Electric 0.8%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$980,000	967,750
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	1,490,000	1,509,659
Great Plains Energy, Inc. 5.292%, due 6/15/22 (h)	500,000	571,544
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	406,313
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	703,669

		4,158,935

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	785,000	773,225

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	880,000	976,800

Finance—Auto Loans 0.4%
Ally Financial, Inc. 3.50%, due 1/27/19	1,500,000	1,514,550
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	176,109
General Motors Financial Co., Inc. 3.25%, due 5/15/18	145,000	147,175

		1,837,834

Finance—Consumer Loans 0.7%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,146,750
SLM Corp. 8.00%, due 3/25/20	750,000	867,187
Springleaf Finance Corp.
6.00%, due 6/1/20	345,000	357,075
7.75%, due 10/1/21	800,000	900,000

		3,271,012

	Principal Amount	Value
Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	$700,000	$770,000

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	320,000	343,061
6.45%, due 6/8/27	435,000	493,594

		836,655

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	567,434

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	145,000	151,888
6.00%, due 8/1/20	945,000	1,012,331

		1,164,219

Food 1.6%
ARAMARK Corp. 5.75%, due 3/15/20	1,250,000	1,321,875
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	750,000	793,185
JBS USA LLC / JBS USA Finance, Inc.
5.875%, due 7/15/24 (c)	800,000	798,000
8.25%, due 2/1/20 (c)	435,000	471,975
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	1,290,000	1,248,997
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	1,100,000	1,177,000
Smithfield Foods, Inc.
6.625%, due 8/15/22	190,000	208,050
7.75%, due 7/1/17	310,000	356,500
Virgolino de Oliveira Finance S.A.
10.875%, due 1/13/20 (c)	660,000	653,400
11.75%, due 2/9/22 (c)	750,000	592,500

		7,621,482

Health Care—Products 0.2%
Alere, Inc. 7.25%, due 7/1/18	825,000	899,250

Health Care—Services 1.1%
CIGNA Corp. 4.375%, due 12/15/20	135,000	147,641
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)	880,000	972,400
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,698,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-255

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	$1,040,000	$1,089,400
Tenet Healthcare Corp. 6.00%, due 10/1/20	1,250,000	1,356,250

		5,263,839

Home Builders 1.8%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (c)	475,000	475,000
7.25%, due 2/1/23	800,000	829,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	2,225,000	2,414,125
Lennar Corp. 4.50%, due 6/15/19	1,100,000	1,126,125
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,193,500
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	250,000	272,500
Standard Pacific Corp. 8.375%, due 5/15/18	800,000	944,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	728,625
Weyerhaeuser Real Estate Co. 5.875%, due 6/15/24 (c)	905,000	931,019

		8,913,894

Household Products & Wares 0.2%
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	850,000	896,750
9.875%, due 8/15/19	205,000	227,038

		1,123,788

Insurance 3.8%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,880,250
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	€500,000	715,459
Series A2 5.75%, due 3/15/67 (a)	£500,000	893,351
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$730,000	811,213
Genworth Holdings, Inc. 7.625%, due 9/24/21	865,000	1,083,720
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	1,725,000	2,144,786
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	145,000	150,288
6.50%, due 3/15/35 (c)	130,000	159,239
7.80%, due 3/7/87 (c)	1,195,000	1,410,100

	Principal Amount	Value
Insurance (continued)
Oil Insurance, Ltd. 3.216%, due 12/29/49 (a)(c)	$580,000	$533,600
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,299,421
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,613,125
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,055,663
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,170,267
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	850,396
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (a)(c)	600,000	642,000
Voya Financial, Inc. 5.50%, due 7/15/22	1,265,000	1,448,827
XL Group PLC 6.50%, due 12/29/49 (a)	945,000	933,188

		18,794,893

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	1,000,990

Iron & Steel 0.6%
AK Steel Corp. 8.75%, due 12/1/18	800,000	896,000
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	325,000	329,332
5.90%, due 3/15/20	465,000	476,017
United States Steel Corp. 7.375%, due 4/1/20	650,000	716,625
Vale S.A. 5.625%, due 9/11/42	685,000	671,095

		3,089,069

Lodging 1.4%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	1,025,000	854,081
MGM Resorts International 6.75%, due 10/1/20	3,468,000	3,871,155
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	865,000	1,017,949
7.15%, due 12/1/19	125,000	148,611
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	735,750

		6,627,546

Machinery—Construction & Mining 0.2%
Terex Corp. 6.50%, due 4/1/20	1,050,000	1,139,775

M-256	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	$690,000	$705,525
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,080,000	1,155,600
Comcast Corp. 5.70%, due 7/1/19	800,000	936,999
DISH DBS Corp. 7.125%, due 2/1/16	600,000	648,750
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	63,115
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	480,115
Time Warner, Inc. 7.70%, due 5/1/32	115,000	159,694

		4,149,798

Mining 0.7%
Aleris International, Inc. 7.875%, due 11/1/20	850,000	884,000
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (c)	900,000	979,875
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	852,182
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	918,400

		3,634,457

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	1,190,000	1,190,000
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,582,210
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	1,205,000	1,205,000

		3,977,210

Oil & Gas 3.2%
Berry Petroleum Co. 6.375%, due 9/15/22	640,000	681,600
Chesapeake Energy Corp. 6.625%, due 8/15/20	1,025,000	1,178,750
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,341,097
Denbury Resources, Inc. 6.375%, due 8/15/21	1,155,000	1,238,737
ENI S.p.A. 4.15%, due 10/1/20 (c)	800,000	853,922
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	825,000	944,625

	Principal Amount	Value
Oil & Gas (continued)
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (c)	$640,000	$636,672
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,597,400
Petrobras Global Finance B.V. 4.375%, due 5/20/23	1,160,000	1,117,138
Plains Exploration & Production Co. 6.125%, due 6/15/19	750,000	828,750
Precision Drilling Corp.
6.50%, due 12/15/21	675,000	734,063
6.625%, due 11/15/20	295,000	315,650
Rosneft Finance S.A. 7.25%, due 2/2/20 (c)	560,000	638,400
Samson Investment Co. 10.75%, due 2/15/20 (c)	835,000	879,881
SM Energy Co. 5.00%, due 1/15/24	875,000	870,625
Swift Energy Co. 7.875%, due 3/1/22	825,000	862,125

		15,719,435

Oil & Gas Services 0.5%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,125,000	1,192,500
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	1,375,000	1,371,562

		2,564,062

Packaging & Containers 0.3%
Crown European Holdings S.A. 4.00%, due 7/15/22	€900,000	1,236,992

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. 7.50%, due 7/15/21 (c)	$650,000	719,875

Pipelines 2.9%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	1,225,000	1,290,844
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	850,000	903,125
Energy Transfer Equity, L.P. 5.875%, due 1/15/24 (c)	880,000	919,600
Energy Transfer Partners, L.P.
4.65%, due 6/1/21	650,000	700,174
7.60%, due 2/1/24	290,000	363,770
Kinder Morgan, Inc. 5.00%, due 2/15/21 (c)	1,330,000	1,379,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-257

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	$925,000	$985,125
ONEOK, Inc. 6.00%, due 6/15/35	130,000	132,179
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	1,375,000	1,393,558
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.50%, due 4/15/23	350,000	365,750
5.875%, due 3/1/22	405,000	439,931
6.875%, due 12/1/18	555,000	584,831
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	861,313
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	965,000	958,969
5.25%, due 5/1/23	1,735,000	1,813,075
Williams Cos., Inc. (The)
3.70%, due 1/15/23	850,000	817,647
4.55%, due 6/24/24	430,000	434,257

		14,344,023

Retail 1.0%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	325,000	352,625
7.00%, due 5/20/22	610,000	675,575
Brinker International, Inc. 2.60%, due 5/15/18	835,000	834,997
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(d)	50,173	56,523
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	808,968
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,176,407
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,080,000	1,093,500

		4,998,595

Semiconductors 0.1%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	190,000	194,750
6.00%, due 1/15/22 (c)	440,000	468,600

		663,350

Software 0.5%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	650,000	688,389

	Principal Amount	Value
Software (continued)
First Data Corp.
7.375%, due 6/15/19 (c)	$1,115,000	$1,197,231
8.875%, due 8/15/20 (c)	710,000	785,438

		2,671,058

Telecommunications 2.4%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	945,000	962,341
Comcel Trust 6.875%, due 2/6/24 (c)	750,000	810,000
CommScope, Inc. 5.00%, due 6/15/21 (c)	985,000	1,004,700
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	650,000	663,394
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	450,000	501,750
7.625%, due 6/15/21	575,000	658,375
Inmarsat Finance PLC 4.875%, due 5/15/22 (c)	1,170,000	1,181,700
Sprint Communications, Inc. 6.00%, due 11/15/22	1,100,000	1,122,000
Sprint Corp. 7.25%, due 9/15/21 (c)	400,000	441,000
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,600,000	1,698,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38	135,000	155,588
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,139,000	1,209,743
5.462%, due 2/16/21	175,000	198,707
♦Verizon Communications, Inc. 5.15%, due 9/15/23	1,055,000	1,180,643

		11,787,941

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,039,500	1,133,055
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	320,250
PHI, Inc. 5.25%, due 3/15/19 (c)	900,000	918,000
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	775,000	668,437

		3,039,742

Total Corporate Bonds (Cost $179,763,977)		190,976,280

M-258	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Bonds 0.6%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£525,000	$1,183,084

Diversified Financial Services 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (a)	€750,000	1,048,028

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (a)	525,000	759,320

Total Foreign Bonds (Cost $2,490,336)		2,990,432

Loan Assignments 1.5% (i)
Airlines 0.2%
US Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$990,000	987,772

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	591,881	593,169

Commercial Services 0.2%
Allied Security Holdings, LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	726,027	727,540

Entertainment 0.2%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	1,094,500	1,082,871

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,080,000	1,087,194

Media 0.4%
Clear Channel Communications, Inc. Term Loan D 6.90%, due 1/30/19	1,136,165	1,130,484
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/5/20	750,000	747,000

		1,877,484

	Principal Amount	Value
Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	$491,288	$491,561

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	687,949	687,003

Total Loan Assignments (Cost $7,460,369)		7,534,594

Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.612%, due 4/10/49 (j)	290,000	318,676
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (a)(c)	138,487	125,205
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	135,228
Series 2007-PW16, Class A4 5.707%, due 6/11/40 (j)	290,000	323,245
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.137%, due 12/10/49 (j)	150,000	167,938
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	548,615
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 5.909%, due 6/11/49 (j)	195,940	216,875
Timberstar Trust 1 Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	174,303

		2,010,085

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	83,869	78,238
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, due 2/25/42 (a)(c)(d)(g)	368,080	294,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-259

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.049%, due 11/25/36 (j)	$261,888	$230,161

		602,863

Total Mortgage-Backed Securities (Cost $2,307,213)		2,612,948

U.S. Government & Federal Agencies 1.0%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	96,729	105,961

United States Treasury Bonds 0.4%
2.875%, due 5/15/43	1,040,000	950,300
4.375%, due 11/15/39	800,000	958,000
4.375%, due 5/15/40	150,000	179,883

		2,088,183

United States Treasury Notes 0.6%
0.25%, due 12/15/15	640,000	640,100
2.00%, due 4/30/16	2,005,000	2,064,053

		2,704,153

Total U.S. Government & Federal Agencies (Cost $4,541,807)		4,898,297

Yankee Bonds 0.5% (k)
Banks 0.3%
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	585,000	594,008
6.125%, due 12/15/22	550,000	601,554

		1,195,562

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	1,063,343

Total Yankee Bonds (Cost $2,138,066)		2,258,905

Total Long-Term Bonds (Cost $206,148,450)		218,528,944

	Shares
Common Stocks 49.3%
Aerospace & Defense 1.3%
BAE Systems PLC	492,190	3,646,463
Lockheed Martin Corp.	18,785	3,019,313

		6,665,776

	Shares	Value
Agriculture 4.7%
♦Altria Group, Inc.	103,550	$4,342,887
British American Tobacco PLC	50,900	3,029,695
♦Imperial Tobacco Group PLC	107,270	4,828,203
♦Lorillard, Inc.	72,150	4,398,985
Philip Morris International, Inc.	28,380	2,392,718
Reynolds American, Inc.	65,460	3,950,511

		22,942,999

Auto Manufacturers 0.9%
Daimler A.G. Registered Shares	36,530	3,421,405
Ford Motor Co.	52,500	905,100

		4,326,505

Banks 1.7%
Citigroup, Inc.	16,500	777,150
Commonwealth Bank of Australia	17,560	1,339,227
Svenska Handelsbanken AB Class A	49,290	2,413,027
Wells Fargo & Co.	38,140	2,004,638
Westpac Banking Corp.	52,430	1,674,988

		8,209,030

Beverages 1.1%
Anheuser-Busch InBev N.V.	12,530	1,439,500
Coca-Cola Co. (The)	32,600	1,380,936
Diageo PLC, Sponsored ADR	10,130	1,289,245
PepsiCo., Inc.	15,270	1,364,222

		5,473,903

Chemicals 2.6%
BASF S.E. Corp	29,840	3,474,319
Dow Chemical Co. (The)	45,330	2,332,682
E.I. du Pont de Nemours & Co.	20,980	1,372,931
Potash Corporation of Saskatchewan, Inc.	52,230	1,982,651
Yara International ASA	70,720	3,543,004

		12,705,587

Commercial Services 0.6%
Automatic Data Processing, Inc.	17,760	1,408,013
R.R. Donnelley & Sons Co.	101,340	1,718,726

		3,126,739

Computers 0.4%
Apple, Inc.	24,190	2,247,977

Electric 5.6%
Ameren Corp.	72,150	2,949,492
Dominion Resources, Inc.	18,570	1,328,126
Duke Energy Corp.	51,318	3,807,283
Electricite de France S.A.	114,340	3,601,013
PPL Corp.	108,080	3,840,082
Southern Co. (The)	39,495	1,792,283
SSE PLC	127,020	3,406,376

M-260	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric (continued)
TECO Energy, Inc.	155,320	$2,870,314
Terna S.p.A.	744,020	3,924,367

		27,519,336

Electrical Components & Equipment 0.3%
Emerson Electric Co.	21,080	1,398,869

Engineering & Construction 0.9%
♦Vinci S.A.	62,090	4,642,084

Entertainment 0.4%
Regal Entertainment Group Class A	86,900	1,833,590

Environmental Controls 0.3%
Waste Management, Inc.	29,540	1,321,324

Finance—Other Services 0.5%
CME Group, Inc.	32,700	2,320,065

Food 0.9%
Nestle S.A. Registered	18,420	1,426,989
Unilever PLC	40,840	1,852,878
WM Morrison Supermarkets PLC	357,960	1,123,532

		4,403,399

Food Services 0.6%
Compass Group PLC	183,284	3,190,046

Gas 1.6%
Centrica PLC	624,610	3,341,561
♦National Grid PLC	304,810	4,381,875

		7,723,436

Household Products & Wares 0.5%
Kimberly-Clark Corp.	20,230	2,249,981

Insurance 1.8%
Allianz S.E. Registered	10,580	1,763,092
Arthur J. Gallagher & Co.	28,280	1,317,848
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	14,440	3,201,199
SCOR SE	71,450	2,457,653

		8,739,792

Machinery—Diversified 0.2%
Deere & Co.	13,180	1,193,449

Media 1.2%
ION Media Networks, Inc. (d)(e)(f)(g)	8	3,026
Pearson PLC	106,520	2,103,723

	Shares	Value
Media (continued)
Shaw Communications, Inc.	83,730	$2,146,903
Wolters Kluwer N.V.	49,950	1,478,733

		5,732,385

Mining 0.3%
BHP Billiton, Ltd.	48,600	1,645,202

Miscellaneous—Manufacturing 0.4%
Orkla ASA	240,560	2,143,288

Oil & Gas 2.8%
ConocoPhillips	30,285	2,596,333
Royal Dutch Shell PLC, ADR	48,250	3,974,353
Statoil ASA	73,110	2,245,559
♦Total S.A.	67,120	4,850,874

		13,667,119

Pharmaceuticals 3.7%
AbbVie, Inc.	33,510	1,891,304
AstraZeneca PLC, Sponsored ADR	19,720	1,465,393
♦GlaxoSmithKline PLC	165,340	4,425,539
Johnson & Johnson	14,240	1,489,789
Merck & Co., Inc.	31,550	1,825,168
Novartis A.G.	27,040	2,448,480
Roche Holding A.G., (Genusscheine)	9,625	2,870,785
Sanofi	17,060	1,812,289

		18,228,747

Pipelines 1.7%
Enterprise Products Partners, L.P.	26,620	2,084,080
Kinder Morgan Energy Partners, L.P.	37,380	3,073,010
MarkWest Energy Partners, L.P.	22,240	1,591,939
Targa Resources Partners, L.P.	26,010	1,870,639

		8,619,668

Real Estate Investment Trusts 1.6%
Corrections Corporation of America	66,220	2,175,327
Health Care REIT, Inc.	59,520	3,730,118
Unibail-Rodamco SE	6,397	1,861,814

		7,767,259

Retail 0.3%
McDonald’s Corp.	14,840	1,494,982

Savings & Loans 0.3%
People’s United Financial, Inc.	90,858	1,378,316

Semiconductors 0.7%
KLA-Tencor Corp.	20,845	1,514,181
Microchip Technology, Inc.	37,280	1,819,637

		3,333,818

Software 0.3%
Microsoft Corp.	36,430	1,519,131

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-261

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Telecommunications 7.2%
AT&T, Inc.	101,670	$3,595,051
♦BCE, Inc.	92,280	4,185,701
CenturyLink, Inc.	91,730	3,320,626
Deutsche Telekom A.G.	237,940	4,170,385
Philippine Long Distance Telephone Co., Sponsored ADR	21,185	1,427,445
Rogers Communications, Inc. Class B	37,030	1,490,153
♦Swisscom A.G.	7,345	4,269,675
Telstra Corp., Ltd.	730,080	3,586,713
♦Verizon Communications, Inc.	83,877	4,104,102
Vivendi S.A.	89,918	2,200,239
Vodafone Group PLC	974,170	3,251,029

		35,601,119

Toys, Games & Hobbies 0.4%
Mattel, Inc.	53,690	2,092,299

Transportation 0.3%
Deutsche Post A.G. Registered	37,890	1,370,224

Water 1.2%
Severn Trent PLC	53,790	1,778,526
United Utilities Group PLC	265,870	4,013,187

		5,791,713

Total Common Stocks (Cost $190,683,587)		242,619,157

	Principal Amount
Short-Term Investment 4.7%
Repurchase Agreement 4.7%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $23,081,375 (Collateralized by Government Agency securities with rates between 2.06% and 2.17% and maturity dates between 10/17/22 and 11/7/22, with a Principal Amount of $24,935,000 and a Market Value of $23,546,887)	$23,081,375	23,081,375

Total Short-Term Investment (Cost $23,081,375)		23,081,375

Total Investments (Cost $419,913,412) (n)	98.5%	484,229,476
Other Assets, Less Liabilities	1.5	7,621,525
Net Assets	100.0%	$491,851,001

	Contracts Long	Unrealized Appreciation (Depreciation) (l)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini September 2014 (m)	950	$396,958

Total Futures Contracts Long (Notional Amount $92,739,000)		396,958

	Contracts Short
United States Treasury Note September 2014 (2 Year) (m)	(355)	40,815
United States Treasury Note September 2014 (5 Year) (m)	(524)	98,171

Total Futures Contracts Short (Notional Amount $140,553,313)		138,986

Total Futures Contracts (Notional Amount $47,814,313)		$535,944

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of June 30, 2014, was $3,768,434, which represented 0.8% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of fair valued security was $355,042, which represented 0.1% of the Portfolio’s net assets.

(e)	Restricted security.

(f)	Non-income producing security.

(g)	Illiquid security—The total market value of these securities as of June 30, 2014, was $298,519, which represented 0.1% of the Portfolio’s net assets.

(h)	Step coupon—Rate shown was the rate in effect as of June 30, 2014.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2014.

M-262	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

(k)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(m)	As of June 30, 2014, cash in the amount of $4,706,423 is on deposit with brokers for futures transactions.

(n)	As of June 30, 2014, cost was $419,550,056 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$67,679,294
Gross unrealized depreciation	(2,999,874)

Net unrealized appreciation	$64,679,420

As of June 30, 2014 the Portfolio held the following foreign currency forward contracts.

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	EUR	26,702,000	USD	36,944,014	USD	378,895
Pound Sterling vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	GBP	14,118,000		23,813,720		(344,998)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	33,897

The following abbreviation are used in the above portfolio:

ADR —American Depositary Receipt

£ —British Pound Sterling

€ —Euro

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-263

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,613,951	$—	$5,613,951
Convertible Bonds	—	1,643,537	—	1,643,537
Corporate Bonds (b)	—	190,918,728	57,552	190,976,280
Foreign Bonds	—	2,990,432	—	2,990,432
Loan Assignments	—	7,534,594	—	7,534,594
Mortgage-Backed Securities (c)	—	2,318,484	294,464	2,612,948
U.S. Government & Federal Agencies	—	4,898,297	—	4,898,297
Yankee Bonds	—	2,258,905	—	2,258,905

Total Long-Term Bonds	—	218,176,928	352,016	218,528,944

Common Stocks (d)	242,616,131	—	3,026	242,619,157
Short-Term Investment
Repurchase Agreement	—	23,081,375	—	23,081,375

Total Investments in Securities	242,616,131	241,258,303	355,042	484,229,476

Other Financial Instruments
Futures Contracts Long (e)	396,958	—	—	396,958
Futures Contracts Short (e)	138,986	—	—	138,986
Foreign Currency Forward Contract (e)	—	378,895	—	378,895

Total Other Financial Instruments	535,944	378,895	—	914,839

Total Investments in Securities and Other Financial Instruments	$243,152,075	$241,637,198	$355,042	$485,144,315

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(344,998)	$—	$(344,998)

Total Other Financial Instruments	$—	$(344,998)	$—	$(344,998)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,029 and $56,523 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $294,464 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,026 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-264	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014 (b)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,029		$—	$—	$—	$—	$—	$—	$—	$1,029	$—
Retail	55,796		(31)	(31)	2,353	—	(1,564)	—	—	56,523	2,353
Loan Assignments
Auto Parts & Equipment	198,422		227	2,535	(3,010)	—	(198,174)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligations)	289,505		—	—	22,886	—	(17,927)	—	—	294,464	22,886
Common Stock
Media	—		—	—	3,013	13	—	—	—	3,026	3,013
Warrants
Media	0	(c)	—		13	—	(13)	—	—	—	—

Total	$544,752		$196	$2,504	$25,255	$13	$(217,678)	$—	$—	$355,042	$28,252

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-265

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $419,913,412)	$484,229,476
Cash collateral on deposit at broker	4,706,423
Cash denominated in foreign currencies (identified cost $2,279,004)	2,293,975
Unrealized appreciation on unfunded commitments (See Note 6)	2,536
Receivables:
Dividends and interest	4,167,081
Fund shares sold	437,942
Investment securities sold	7,203
Unrealized appreciation on foreign currency forward contracts	378,895
Other assets	2,150

Total assets	496,225,681

Liabilities
Due to custodian	52
Payables:
Investment securities purchased	3,530,016
Manager (See Note 3)	227,339
Fund shares redeemed	127,287
NYLIFE Distributors (See Note 3)	49,640
Variation margin on futures contracts	28,938
Professional fees	27,670
Shareholder communication	27,501
Custodian	10,057
Trustees	630
Accrued expenses	552
Unrealized depreciation on foreign currency forward contracts	344,998

Total liabilities	4,374,680

Net assets	$491,851,001

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,699
Additional paid-in capital	394,185,598

394,212,297
Undistributed net investment income	3,924,674
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	28,803,457
Net unrealized appreciation (depreciation) on investments and futures contracts	64,852,008
Net unrealized appreciation (depreciation) on unfunded commitments	2,536
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	56,029

Net assets	$491,851,001

Initial Class
Net assets applicable to outstanding shares	$244,734,984

Shares of beneficial interest outstanding	13,247,155

Net asset value per share outstanding	$18.47

Service Class
Net assets applicable to outstanding shares	$247,116,017

Shares of beneficial interest outstanding	13,451,703

Net asset value per share outstanding	$18.37

M-266	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,873,742
Interest	5,537,302

Total income	13,411,044

Expenses
Manager (See Note 3)	1,279,994
Distribution and service—Service Class (See Note 3)	267,683
Professional fees	44,328
Shareholder communication	33,880
Custodian	24,994
Trustees	3,822
Miscellaneous	11,505

Total expenses	1,666,206

Net investment income (loss)	11,744,838

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	4,528,340
Futures transactions	6,521,856
Foreign currency transactions	(968,572)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	10,081,624

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	15,077,307
Futures contracts	(2,122,498)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	417,466

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	13,372,275

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	23,453,899

Net increase (decrease) in net assets resulting from operations	$35,198,737

(a)	Dividends recorded net of foreign withholding taxes in the amount of $406,342.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-267

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,744,838	$14,851,103
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	10,081,624	28,158,773
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	13,372,275	19,410,430

Net increase (decrease) in net assets resulting from operations	35,198,737	62,420,306

Dividends to shareholders:
From net investment income:
Initial Class	(8,116,938)	(9,853,978)
Service Class	(7,124,909)	(7,459,029)

Total dividends to shareholders	(15,241,847)	(17,313,007)

Capital share transactions:
Net proceeds from sale of shares	44,942,003	97,225,621
Net asset value of shares issued to shareholders in reinvestment of dividends	15,241,847	17,313,007
Cost of shares redeemed	(20,122,072)	(45,074,768)

Increase (decrease) in net assets derived from capital share transactions	40,061,778	69,463,860

Net increase (decrease) in net assets	60,018,668	114,571,159

Net Assets
Beginning of period	431,832,333	317,261,174

End of period	$491,851,001	$431,832,333

Undistributed net investment income at end of period	$3,924,674	$7,421,683

M-268	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$17.70		$15.63	$14.18	$14.22	$12.78		$10.71

Net investment income (loss) (a)	0.48		0.69	0.68	0.64	0.64		0.37
Net realized and unrealized gain (loss) on investments	0.93		2.22	1.48	(0.13)	1.31		2.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.08)	(0.04)	0.03	(0.08)		0.01

Total from investment operations	1.39		2.83	2.12	0.54	1.87		2.50

Less dividends:
From net investment income	(0.62)		(0.76)	(0.67)	(0.58)	(0.43)		(0.43)

Net asset value at end of period	$18.47		$17.70	$15.63	$14.18	$14.22		$12.78

Total investment return	8.02	%(b)	18.38%	15.00%	4.12%	14.79%		23.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.35	%††	4.05%	4.44%	4.40%	4.85%		3.26%
Net expenses	0.62	%††	0.64%	0.64%	0.65%	0.65%		0.71%
Portfolio turnover rate	8%		22%	34%	31%	61	%(c)	161	%(c)
Net assets at end of period (in 000’s)	$244,735		$234,999	$214,268	$209,222	$222,426		$224,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 60% and 141%, for the years ended December 31, 2010 and 2009, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2013, 2012 and 2011, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$17.57		$15.54	$14.12	$14.17	$12.74		$10.67

Net investment income (loss) (a)	0.45		0.63	0.63	0.60	0.61		0.35
Net realized and unrealized gain (loss) on investments	0.94		2.22	1.47	(0.13)	1.30		2.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.08)	(0.04)	0.03	(0.08)		0.01

Total from investment operations	1.37		2.77	2.06	0.50	1.83		2.46

Less dividends:
From net investment income	(0.57)		(0.74)	(0.64)	(0.55)	(0.40)		(0.39)

Net asset value at end of period	$18.37		$17.57	$15.54	$14.12	$14.17		$12.74

Total investment return	7.88	%(b)	18.08%	14.71%	3.86%	14.51%		23.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.10	%††	3.75%	4.17%	4.15%	4.59%		3.03%
Net expenses	0.87	%††	0.89%	0.89%	0.90%	0.90%		0.96%
Portfolio turnover rate	8%		22%	34%	31%	61	%(c)	161	%(c)
Net assets at end of period (in 000’s)	$247,116		$196,833	$102,993	$66,764	$58,571		$46,691

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 60% and 141%, for the years ended December 31, 2010 and 2009, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-269

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.24%	19.75%	8.47%	6.84%	0.95%
Service Class Shares	6.11	19.45	8.20	6.57	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[3]	5.56%	21.75%	11.11%	7.75%
MSCI EAFE® Index[3]	4.78	23.57	11.77	6.93
Average Lipper Variable Products International Growth Portfolio[4]	3.90	21.13	12.35	7.68

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.83% for Initial Class shares and 6.57% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products International Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. International growth portfolios typically have above-average characteristics compared to the MSCI EAFE® Index.

M-270	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,062.40	$4.81	$1,020.10	$4.71

Service Class Shares	$1,000.00	$1,061.10	$6.08	$1,018.90	$5.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.94% for Initial Class and 1.19% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-271

Country Composition as of June 30, 2014 (Unaudited)

United Kingdom	24.0%
Germany	15.7
Ireland	7.5
France	7.4
Spain	5.3
United States	4.8
Switzerland	4.4
Denmark	3.9
Sweden	3.8
Japan	3.1
Hong Kong	3.0

Israel	2.8%
Brazil	2.6
India	2.4
Thailand	2.4
China	1.6
Mexico	1.2
Indonesia	1.1
Italy	1.0
Belgium	0.5
Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page M-275 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Shire PLC

2.	Grifols S.A.

3.	SABMiller PLC

4.	Svenska Handelsbanken AB Class A

5.	Fresenius Medical Care A.G. & Co. KGaA
6.	Standard Chartered PLC

7.	Linde A.G.

8.	Syngenta A.G.

9.	Samsonite International S.A.

10.	Technip S.A.

M-272	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP International Equity Portfolio returned 6.24% for Initial Class shares and 6.11% for Service Class shares. Over the same period, both share classes outperformed the 5.56% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s broad-based securities-market Index, and the 4.78% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 3.90% return of the average Lipper1 Variable Products International Growth Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance benefited from sector and country allocation, as well as stock selection. The positive impact from sector allocation was driven by an overweight position relative to the MSCI ACWI® Ex U.S. in health care and underweight positions in financials and telecommunication services. The positive impact from country allocation was driven by overweight positions in Denmark and Israel and an underweight position in Japan. The positive contribution from stock selection came mainly from health care, financials and information technology on a sector basis—and the United Kingdom, Brazil and Japan on a country basis.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest contributing sectors to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were health care, financials and information technology. (Contributions take weightings and total returns into account.) All three sectors benefited from favorable allocation effects. The Portfolio held overweight positions relative to the Index in the health care and information technology sectors, both of which outperformed, and an underweight allocation in the financials sector, which underperformed. All three sectors also benefited from favorable stock selection. The sectors that detracted the most from the Portfolio’s relative performance were industrials, consumer discretionary, and energy. The Portfolio suffered from an overweight position in the industrials sector and from underweight allocations to the consumer discretionary and energy sectors. Stock selection proved unfavorable in all three sectors because of a variety of industry- and company-specific factors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest-contributing stocks during the reporting period were those of U.K. specialty biopharmaceutical company Shire, Brazilian payment processor Cielo and Thai bank Kasikornbank. Shire outperformed partly because of a takeover bid announcement; Cielo reported strong earnings and cash flows as the company benefited from the substitution of cash by other payment modes; and Kasikornbank enjoyed a rebound following underperformance toward the end of calendar year 2013. The biggest detractors from the Portfolio’s absolute performance were German sportswear and equipment manufacturer Adidas, Japanese media and entertainment company Avex, and U.K. testing and inspection company Intertek. Adidas suffered from foreign exchange headwinds and weaker sentiment related to the company’s Russian exposure. Avex and Intertek both suffered as consensus earnings expectations were reduced.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Spanish testing and inspection company Applus Services, U.K. engineering software-solutions developer Aveva, and Mexican over-the-counter drug and personal care provider Genomma Lab. Notable sales during the reporting period included Japanese media and entertainment company Avex, Israeli generic-pharmaceutical producer Teva Pharmaceutical Industries, and Canadian enterprise information-management software developer OpenText.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s weightings increased in the health care, financials and information technology sectors. The Portfolio’s weightings declined in the materials, consumer discretionary and energy sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-273

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the financials, consumer staples and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-274	MainStay VP International Equity Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 96.8%†
Belgium 0.5%
Arseus N.V. (Health Care Providers & Services)	49,822	$2,852,673

Brazil 2.6%
Cielo S.A. (IT Services)	763,080	15,714,026

China 1.6%
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	296,826	9,350,019

Denmark 3.9%
Coloplast A/S Class B (Health Care Equipment & Supplies)	107,359	9,708,913
FLSmidth & Co. A/S (Construction & Engineering)	244,457	13,657,643

		23,366,556

France 7.4%
Bureau Veritas S.A. (Professional Services)	467,240	12,968,581
Essilor International S.A. (Health Care Equipment & Supplies)	129,871	13,773,119
♦Technip S.A. (Energy Equipment & Services)	161,923	17,713,308

		44,455,008

Germany 15.7%
Adidas A.G. (Textiles, Apparel & Luxury Goods)	159,925	16,198,346
Brenntag A.G. (Trading Companies & Distributors)	63,279	11,307,558
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	296,489	19,929,680
♦Linde A.G. (Chemicals)	92,459	19,661,622
United Internet A.G. (Internet Software & Services)	375,232	16,531,685
Wirecard A.G. (IT Services)	254,395	10,983,259

		94,612,150

Hong Kong 3.0%
♦Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	5,567,400	18,353,513

India 2.4%
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	751,565	12,333,439
Lupin, Ltd. (Pharmaceuticals)	137,885	2,407,399

		14,740,838

	Shares	Value
Indonesia 1.1%
Media Nusantara Citra Tbk PT (Media)	29,623,100	$6,896,647

Ireland 7.5%
ICON PLC (Life Sciences Tools & Services) (a)	305,186	14,377,312
♦Shire PLC (Pharmaceuticals)	394,260	30,835,458

		45,212,770

Israel 2.8%
Check Point Software Technologies, Ltd. (Software) (a)	255,428	17,121,339

Italy 1.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	147,483	6,179,625

Japan 3.1%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	85,700	10,075,386
Sysmex Corp. (Health Care Equipment & Supplies)	227,200	8,533,597

		18,608,983

Mexico 1.2%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	2,731,350	7,400,235

Spain 5.3%
Applus Services S.A. (Professional Services) (a)	333,762	6,901,008
♦Grifols S.A. (Biotechnology)	453,621	24,792,938

		31,693,946

Sweden 3.8%
♦Svenska Handelsbanken AB Class A (Banks)	464,528	22,741,296

Switzerland 4.4%
DKSH Holding A.G. (Professional Services)	99,957	7,602,728
♦Syngenta A.G. (Chemicals)	51,522	19,190,028

		26,792,756

Thailand 2.4%
Kasikornbank PCL (Banks)	2,313,300	14,611,816

United Kingdom 24.0%
Aggreko PLC (Commercial Services & Supplies)	568,901	16,064,681
Aveva Group PLC (Software)	182,954	6,381,130

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-275

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Experian PLC (Professional Services)	922,181	$15,592,817
Intertek Group PLC (Professional Services)	320,298	15,068,862
Johnson Matthey PLC (Chemicals)	215,892	11,453,803
Petrofac, Ltd. (Energy Equipment & Services)	708,364	14,583,897
♦SABMiller PLC (Beverages)	416,009	24,121,128
♦Standard Chartered PLC (Banks)	964,051	19,699,528
Telecity Group PLC (Internet Software & Services)	746,570	9,633,705
Whitbread PLC (Hotels, Restaurants & Leisure)	164,627	12,422,032

		145,021,583

United States 3.1%
Accenture PLC Class A (IT Services)	103,954	8,403,641
ResMed, Inc. (Health Care Equipment & Supplies)	207,788	10,520,307

		18,923,948

Total Common Stocks (Cost $457,289,089)		584,649,727

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
United States 1.7%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $10,475,344 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $11,256,000 and a Market Value of $10,687,106) (Capital Markets)	$10,475,344	10,475,344

Total Short-Term Investment (Cost $10,475,344)		10,475,344

Total Investments (Cost $467,764,433) (b)	98.5%	595,125,071
Other Assets, Less Liabilities	1.5	9,197,238
Net Assets	100.0%	$604,322,309
(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $468,446,706 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$137,399,093
Gross unrealized depreciation	(10,720,728)

Net unrealized appreciation	$126,678,365

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

M-276	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$584,649,727	$—	$—	$584,649,727
Short-Term Investment
Repurchase Agreement	—	10,475,344	—	10,475,344

Total Investments in Securities	$584,649,727	$10,475,344	$—	$595,125,071

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Banks	$57,052,640	9.4%
Beverages	24,121,128	4.0
Biotechnology	24,792,938	4.1
Capital Markets	10,475,344	1.7
Chemicals	50,305,453	8.3
Commercial Services & Supplies	16,064,681	2.7
Construction & Engineering	13,657,643	2.3
Energy Equipment & Services	32,297,205	5.4
Health Care Equipment & Supplies	58,065,580	9.6
Health Care Providers & Services	22,782,353	3.8
Hotels, Restaurants & Leisure	12,422,032	2.1
Internet Software & Services	26,165,390	4.3
IT Services	35,100,926	5.8
Life Sciences Tools & Services	14,377,312	2.4
Media	6,896,647	1.1
Pharmaceuticals	40,643,092	6.7
Professional Services	58,133,996	9.6
Real Estate Management & Development	10,075,386	1.7
Software	23,502,469	3.9
Textiles, Apparel & Luxury Goods	34,551,859	5.7
Thrifts & Mortgage Finance	12,333,439	2.0
Trading Companies & Distributors	11,307,558	1.9

	595,125,071	98.5
Other Assets, Less Liabilities	9,197,238	1.5

Net Assets	$604,322,309	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-277

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $467,764,433)	$595,125,071
Cash denominated in foreign currencies (identified cost $10,201,993)	10,261,973
Receivables:
Dividends	1,317,342
Fund shares sold	300,586
Other assets	2,636

Total assets	607,007,608

Liabilities
Payables:
Investment securities purchased	1,246,866
Foreign capital gains tax (See Note 2(D))	760,206
Manager (See Note 3)	434,355
Fund shares redeemed	117,300
NYLIFE Distributors (See Note 3)	69,527
Shareholder communication	33,053
Custodian	13,146
Professional fees	8,076
Trustees	885
Accrued expenses	1,885

Total liabilities	2,685,299

Net assets	$604,322,309

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,409
Additional paid-in capital	579,056,198

579,097,607
Undistributed net investment income	7,892,102
Accumulated net realized gain (loss) on investments and foreign currency transactions	(109,335,020)
Net unrealized appreciation (depreciation) on investments (a)	126,600,432
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	67,188

Net assets	$604,322,309

Initial Class
Net assets applicable to outstanding shares	$263,763,792

Shares of beneficial interest outstanding	17,975,370

Net asset value per share outstanding	$14.67

Service Class
Net assets applicable to outstanding shares	$340,558,517

Shares of beneficial interest outstanding	23,433,152

Net asset value per share outstanding	$14.53

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $760,206.

M-278	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,797,756

Expenses
Manager (See Note 3)	2,411,082
Distribution and service—Service Class (See Note 3)	401,396
Custodian	52,526
Shareholder communication	40,882
Professional fees	34,584
Trustees	4,737
Miscellaneous	9,934

Total expenses	2,955,141

Net investment income (loss)	4,842,615

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,474,249
Foreign currency transactions	(143,632)

Net realized gain (loss) on investments and foreign currency transactions	3,330,617

Net change in unrealized appreciation (depreciation) on:
Investments (b)	25,576,140
Translation of other assets and liabilities in foreign currencies	93,696

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,669,836

Net realized and unrealized gain (loss) on investments and foreign currency transactions	29,000,453

Net increase (decrease) in net assets resulting from operations	$33,843,068

(a)	Dividends recorded net of foreign withholding taxes in the amount of $723,240.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $760,206.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-279

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,842,615	$3,086,151
Net realized gain (loss) on investments and foreign currency transactions	3,330,617	23,461,568
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,669,836	41,087,951

Net increase (decrease) in net assets resulting from operations	33,843,068	67,635,670

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,225,969)
Service Class	—	(2,804,014)

Total dividends to shareholders	—	(5,029,983)

Capital share transactions:
Net proceeds from sale of shares	75,200,817	66,909,262
Net asset value of shares issued to shareholders in reinvestment of dividends	—	5,029,983
Cost of shares redeemed	(29,739,573)	(65,502,350)

Increase (decrease) in net assets derived from capital share transactions	45,461,244	6,436,895

Net increase (decrease) in net assets	79,304,312	69,042,582

Net Assets
Beginning of period	525,017,997	455,975,415

End of period	$604,322,309	$525,017,997

Undistributed net investment income at end of period	$7,892,102	$3,049,487

M-280	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.81		$12.14	$10.34	$12.82	$12.63		$11.30

Net investment income (loss)	0.14	(a)	0.10 (a)	0.13 (a)	0.29 (a)	0.29	(b)	0.32 (a)
Net realized and unrealized gain (loss) on investments	0.72		1.72	1.86	(2.35)	0.30		1.74
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.02	(0.02)	0.01		0.13

Total from investment operations	0.86		1.82	2.01	(2.08)	0.60		2.19

Less dividends:
From net investment income	—		(0.15)	(0.21)	(0.40)	(0.41)		(0.86)

Net asset value at end of period	$14.67		$13.81	$12.14	$10.34	$12.82		$12.63

Total investment return	6.23	%(c)(d)	15.11%	19.48%	(16.04%)	4.90%		19.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	0.78%	1.14%	2.40%	2.34	%(b)	2.75%
Net expenses	0.94	%††	0.95%	0.95%	0.95%	0.98%		0.99%
Portfolio turnover rate	11%		34%	42%	101%	42%		83%
Net assets at end of period (in 000’s)	$263,764		$208,807	$180,124	$147,740	$265,519		$256,710

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-281

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.70		$12.04	$10.26	$12.72	$12.54		$11.22

Net investment income (loss)	0.11	(a)	0.07 (a)	0.10 (a)	0.26 (a)	0.23	(b)	0.28 (a)
Net realized and unrealized gain (loss) on investments	0.72		1.71	1.84	(2.33)	0.32		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.02	(0.02)	0.01		0.13

Total from investment operations	0.83		1.78	1.96	(2.09)	0.56		2.14

Less dividends:
From net investment income	—		(0.12)	(0.18)	(0.37)	(0.38)		(0.82)

Net asset value at end of period	$14.53		$13.70	$12.04	$10.26	$12.72		$12.54

Total investment return	6.06	%(c)(d)	14.82%	19.18%	(16.25%)	4.63%		19.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	0.55%	0.88%	2.17%	2.10	%(b)	2.47%
Net expenses	1.19	%††	1.20%	1.20%	1.20%	1.23%		1.24%
Portfolio turnover rate	11%		34%	42%	101%	42%		83%
Net assets at end of period (in 000’s)	$340,559		$316,211	$275,852	$255,937	$298,008		$262,263

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-282	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	5.09%	16.90%	12.88%	0.59%
Service Class Shares	4.96	16.61	12.60	0.84

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	7.14%	24.61%	19.22%
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	2.33
Barclays U.S. Government/Credit Bond Index[3]	3.94	4.28	2.45
Janus Balanced Composite Index[3]	5.74	15.22	11.46
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.00	14.75	10.43

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-283

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,050.90	$2.95	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,049.60	$4.22	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-284	MainStay VP Janus Balanced Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-289 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.75%, due 11/30/15–5/15/24

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 1/1/25–4/1/44

3.	LyondellBasell Industries, N.V. Class A

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–2/20/43

5.	E.I. du Pont de Nemours & Co.
6.	Boeing Co. (The)

7.	Blackstone Group L.P. (The)

8.	Apple, Inc.

9.	U.S. Bancorp

10.	TE Connectivity, Ltd.

M-285

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Janus Balanced Portfolio returned 5.09% for Initial Class shares and 4.96% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index1 and the 3.94% return of the Barclays U.S. Government/Credit Bond Index1 and underperformed the 5.74% return of the Janus Balanced Composite Index1 for the six months ended June 30, 2014. The Barclays U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. The Barclays U.S. Government/Credit Bond Index and the Janus Balanced Composite Index are additional benchmarks of the Portfolio. For the six months ended June 30, 2014, Initial Class shares outperformed—and Service Class shares underperformed—the 5.00% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the equity portion of the Portfolio was greater than 50% of the Portfolio’s net assets, but still slightly below the 55% allocation in the Janus Balanced Composite Index. The equity portion of the Portfolio outperformed the fixed-income portion, so the lower weighting of equities relative to the Janus Balanced Composite Index negatively affected overall returns. Also, the return for the equity portion of the Portfolio was 6.90% for the reporting period, compared to 7.14% for the S&P 500® Index.

The return of the fixed-income portion of the Portfolio was 4.06%, which outperformed the Barclays U.S. Aggregate Bond Index for the semiannual period. The duration2 of the fixed-income portion of the Portfolio was short of the Portfolio’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, and this negatively affected performance in the fixed-income portion of the Portfolio. A substantially overweight position in credit in relation to the Barclays U.S. Aggregate Bond Index and positive security selection more than offset the negative impact of yield-curve positioning. In the fixed-income portion of the Portfolio, spread3 carry, or the extra yield we were paid to take on credit risk, also contributed positively to returns.

Which sectors in the equity portion of Portfolio were the strongest positive contributors Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

In the equity portion of the Portfolio, the health care, materials and telecommunication services sectors made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index. Health care was particularly strong, and its relative contribution was driven by an overweight position relative to the Index and favorable stock selection.

The biggest sector detractors from relative performance in the equity portion of the Portfolio were consumer discretionary, information technology and energy. Consumer discretionary provided a negative total return, and relative performance was hurt by stock selection and an overweight position in the sector. Energy was a relative detractor because the sector was underweight relative to the S&P 500® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included Ireland-based specialty pharmaceutical company Shire Pharmaceutical, U.S.-based aesthetics drug firm Allergan and chemical, plastics and refining company LyondellBasell Industries.

Shire Pharmaceutical’s share price advanced when the company received an acquisition bid from U.S.-based drug maker AbbVie. Similarly, Allergan, which is widely known for its Botox product, saw its stock price rise when the company received a takeover bid from Canada’s Valeant Pharmaceuticals. In each case, we

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-286	MainStay VP Janus Balanced Portfolio

reduced our position because we believed that the stock was closer to its full value.

LyondellBasell Industries has generated healthy free cash flow and returned it to shareholders through substantial share buybacks and dividend increases. We see signs that the company’s European restructuring is paying off, and we believe that its chemical business may soon enter into an upward business cycle. We trimmed our holdings in the stock.

Among the stocks that detracted from absolute performance were toymaker Mattel, credit solutions company MasterCard and midsized business lender CIT Group.

Mattel’s stock declined after a string of disappointing quarterly results. The company is working on inventory control and shoring up its market share. During the first half of 2014, we trimmed our position in the stock.

MasterCard shares fell amid concerns about its growth abroad, particularly in Russia. We added to our position in the stock on weakness.

Competitive pressures continue to weigh on financial results at CIT Group, and we exited our position in the stock.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we established new equity positions in pharmaceutical company Eli Lilly and auto maker General Motors. Over the same period, we exited our equity positions in drug maker Bristol-Myers Squibb and business lender CIT Group.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its sector weightings in health care and industrials. Over the same period, the equity portion of the Portfolio reduced its weightings in information technology and consumer staples.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the largest weighting in the equity portion of the Portfolio was in health care, which was an overweight position relative to the S&P 500® Index. As of the same date, the equity portion of the Portfolio also had a substantially overweight position in materials and an overweight position in the consumer discretionary sector.

As of June 30, 2014, the equity portion of the Portfolio had just slightly more than half the weight of the S&P 500® Index in the energy sector and was underweight the Index by several percentage points in financials and information technology.

What was the Portfolio’s duration strategy during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than the duration of the Barclays U.S. Aggregate Bond Index. While the fixed-income portion of the Portfolio has positions at the long end of the yield curve using U.S. Treasury securities, the duration was short overall through credit exposure. This yield-curve positioning hurt the Portfolio’s overall performance because rates have declined since the beginning of the year. As of June 30, 2014, the duration of the fixed-income portion of the Portfolio was 4.78 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The Federal Reserve is beginning to exit its loose monetary policy as seen by the decision to end its program of direct security purchases (widely known as quantitative easing) by fall of 2014. Based on U.S. economic data, such as job growth and inflation, we believe that there is an increasing risk that rates may rise over the longer term. Still, for the time being, rates may remain relatively low given the Federal Reserve’s decision to wait until 2015 to increase the federal funds target rate. As a result, while the fixed-income portion of the Portfolio is net short duration, we have positioned this portion of the Portfolio along the yield curve in an attempt to take advantage of periods of lower rates as well as periods when rates may rise.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The banking sector, where the fixed-income portion of the Portfolio is overweight relative to the Barclays U.S. Aggregate Bond Index by several percentage points, was the largest sector contributor on a relative basis. Holdings in Royal Bank of Scotland helped drive banking-sector returns. The independent energy sector (partly as a result of Chesapeake Energy) and the automotive sector (partly because of GM) were top relative contributors at the sector level. Of the top-performing sectors, independent energy

M-287

benefited most on a relative basis from security selection while the banking sector benefited, on a relative basis, as much from yield-curve positioning as from security selection.

Relative sector detractors included electric utilities, retailers and media cable communications.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

We bought securities of Chesapeake Energy and Royal Bank of Scotland during the reporting period as we sought to take advantage of attractive valuations and improving prospects. In the fixed-income portion of the Portfolio, we trimmed positions in Verizon and Tyson Foods.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

At the sector level, we substantially increased our allocation to U.S. Treasurys. While our allocation to commercial mortgage-backed securities was considerably smaller, we roughly doubled our position in that asset class. Over the course of the reporting period, we decreased our allocation to U.S. investment-grade bonds and U.S. mortgage-related securities.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the fixed-income portion of the Portfolio reflected three themes. First, while the duration was short relative to the Barclays U.S. Aggregate Bond Index overall, the fixed-income portion of the Portfolio was positioned along the yield curve to take advantage of lower rates through long-end U.S. Treasury exposure. Second, the fixed-income portion of the Portfolio was significantly overweight credit in relation to the Index because we believe that credit offers the best risk-adjusted returns over the long-term. Third, while we remain underweight relative to the Barclays U.S. Aggregate Bond Index in mortgage-backed securities, this sector is positioned to benefit the Portfolio during periods of volatility should rates trend upward.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-288	MainStay VP Janus Balanced Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 46.4%† Asset-Backed Securities 0.3%
Automobile 0.2%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18 (a)	$984,000	$1,010,314
Series 2013-4, Class D 3.31%, due 10/8/19 (a)	317,000	328,545
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18 (a)	375,000	383,614
Series 2012-5, Class D 3.30%, due 9/17/18 (a)	395,000	410,731

		2,133,204

Other ABS 0.1%
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (b)	955,738	981,652

Total Asset-Backed Securities (Cost $3,047,790)		3,114,856

Corporate Bonds 19.4%
Aerospace & Defense 0.1%
Exelis, Inc. 4.25%, due 10/1/16	868,000	920,647
5.55%, due 10/1/21	393,000	422,362

		1,343,009

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	846,084

Auto Manufacturers 1.1%
General Motors Co. 3.50%, due 10/2/18 (b)	2,881,000	2,945,822
4.875%, due 10/2/23 (b)	6,443,000	6,781,257
6.25%, due 10/2/43 (b)	1,317,000	1,511,258

		11,238,337

Auto Parts & Equipment 0.1%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	261,000	276,503
Schaeffler Finance B.V. 4.25%, due 5/15/21 (b)	802,000	802,000

		1,078,503

Banks 3.1%
Abbey National Treasury Services PLC 4.00%, due 3/13/24	1,944,000	2,006,113

	Principal Amount	Value
Banks (continued)
Bank of America Corp. 2.60%, due 1/15/19	$465,000	$470,470
2.65%, due 4/1/19	2,480,000	2,513,728
8.00%, due 7/29/49 (c)	1,097,000	1,214,110
CIT Group, Inc. 3.875%, due 2/19/19	663,000	673,343
4.25%, due 8/15/17	2,529,000	2,638,063
5.50%, due 2/15/19 (b)	1,653,000	1,791,439
6.625%, due 4/1/18 (b)	354,000	397,365
Citigroup, Inc. 5.00%, due 9/15/14	2,328,000	2,348,612
5.35%, due 4/29/49 (c)	146,000	140,069
5.90%, due 12/29/49 (c)	1,237,000	1,249,370
Goldman Sachs Group, Inc. (The) 2.375%, due 1/22/18	1,495,000	1,518,227
5.625%, due 1/15/17	443,000	487,539
5.70%, due 12/29/49 (c)	1,001,000	1,034,158
HBOS PLC 6.75%, due 5/21/18 (b)	480,000	552,974
HSBC Bank USA N.A. 4.875%, due 8/24/20	260,000	289,782
Intesa Sanpaolo S.p.A. 5.017%, due 6/26/24 (b)	1,843,000	1,864,775
JPMorgan Chase & Co. 7.90%, due 4/29/49 (c)	226,000	252,555
Lloyds Bank PLC 6.50%, due 9/14/20 (b)	392,000	460,118
Morgan Stanley 2.50%, due 1/24/19	655,000	662,336
3.45%, due 11/2/15	819,000	847,420
4.75%, due 3/22/17	405,000	440,939
5.00%, due 11/24/25	1,379,000	1,470,797
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	284,000	289,857
6.00%, due 12/19/23	1,990,000	2,151,598
Santander UK PLC 5.00%, due 11/7/23 (b)	1,003,000	1,083,271
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,244,839
Zions BanCorp. 4.50%, due 3/27/17	704,000	751,315
5.80%, due 12/29/49 (c)	1,794,000	1,711,028

		32,556,210

Beverages 0.1%
SABMiller Holdings, Inc. 2.20%, due 8/1/18 (b)	1,209,000	1,221,757

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-289

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.2%
Life Technologies Corp. 5.00%, due 1/15/21	$281,000	$314,805
6.00%, due 3/1/20	1,379,000	1,611,756

		1,926,561

Building Materials 0.2%
Hanson Ltd. 6.125%, due 8/15/16	1,003,000	1,093,270
Martin Marietta Materials, Inc. 4.25%, due 7/2/24 (b)	475,000	478,565

		1,571,835

Chemicals 0.2%
Ashland, Inc. 4.75%, due 8/15/22	647,000	650,235
6.875%, due 5/15/43	871,000	938,503
Sherwin-Williams Co. (The) 3.125%, due 12/15/14	928,000	939,365

		2,528,103

Commercial Services 0.5%
Verisk Analytics, Inc. 4.125%, due 9/12/22	1,171,000	1,195,369
4.875%, due 1/15/19	696,000	750,657
5.80%, due 5/1/21	3,354,000	3,781,504

		5,727,530

Diversified Financial Services 0.7%
American Express Credit Corp. 2.125%, due 3/18/19	2,029,000	2,037,623
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (b)	688,000	701,025
General Electric Capital Corp.
6.25%, due 12/29/49 (c)	1,700,000	1,891,250
6.375%, due 11/15/67 (c)	108,000	120,420
7.125%, due 12/29/49 (c)	1,200,000	1,416,240
Goldman Sachs Capital I 6.345%, due 2/15/34	1,265,000	1,445,131

		7,611,689

Electric 0.2%
CMS Energy Corp. 4.25%, due 9/30/15	1,076,000	1,120,845
PPL WEM Holdings PLC
3.90%, due 5/1/16 (b)	735,000	769,661
5.375%, due 5/1/21 (b)	436,000	490,428

		2,380,934

Electronics 0.3%
Amphenol Corp. 4.75%, due 11/15/14	1,672,000	1,697,717
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,168,130

		2,865,847

	Principal Amount	Value
Engineering & Construction 0.0%‡
URS Corp. 5.00%, due 4/1/22	$380,000	$387,219

Finance—Auto Loans 0.3%
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	1,750,000	2,054,610
General Motors Financial Co., Inc.
3.25%, due 5/15/18	493,000	500,395
4.25%, due 5/15/23	270,000	269,663

		2,824,668

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (c)	1,192,000	1,311,200

Finance—Investment Banker/Broker 1.0%
Charles Schwab Corp. (The) 7.00%, due 2/28/49 (c)	988,000	1,153,490
E*TRADE Financial Corp.
6.375%, due 11/15/19	665,000	719,862
6.75%, due 6/1/16	563,000	610,855
Lazard Group LLC
4.25%, due 11/14/20	1,290,000	1,351,526
6.85%, due 6/15/17	292,000	331,281
Raymond James Financial, Inc.
4.25%, due 4/15/16	1,440,000	1,520,927
5.625%, due 4/1/24	2,911,000	3,282,927
TD Ameritrade Holding Corp. 4.15%, due 12/1/14	900,000	914,008

		9,884,876

Finance—Leasing Companies 0.2%
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (b)	2,385,000	2,404,738

Food 0.6%
Safeway, Inc. 4.75%, due 12/1/21	757,000	777,622
Sun Merger Sub, Inc. 5.25%, due 8/1/18 (b)	299,000	312,455
Tyson Foods, Inc. 6.60%, due 4/1/16	849,000	929,968
WM Wrigley Jr Co.
2.40%, due 10/21/18 (b)	1,930,000	1,960,318
3.375%, due 10/21/20 (b)	1,929,000	1,997,186

		5,977,549

Health Care—Services 0.3%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (b)	1,503,000	1,660,815
HCA, Inc. 3.75%, due 3/15/19	599,000	604,241

M-290	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Tenet Healthcare Corp. 8.125%, due 4/1/22	$900,000	$1,041,750

		3,306,806

Home Builders 0.3%
D.R. Horton, Inc.
3.75%, due 3/1/19	828,000	832,140
4.75%, due 5/15/17	449,000	475,940
MDC Holdings, Inc. 5.50%, due 1/15/24	959,000	996,824
Toll Brothers Finance Corp.
4.00%, due 12/31/18	367,000	378,010
4.375%, due 4/15/23	188,000	184,710
5.875%, due 2/15/22	306,000	332,775

		3,200,399

Insurance 0.6%
American International Group, Inc.
5.60%, due 10/18/16	345,000	379,293
6.25%, due 3/15/87	684,000	765,225
8.175%, due 5/15/68 (c)	1,247,000	1,717,742
Primerica, Inc. 4.75%, due 7/15/22	2,018,000	2,198,308
Voya Financial, Inc. 5.65%, due 5/15/53 (c)	808,000	822,140

		5,882,708

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (c)	1,538,000	1,700,259
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.625%, due 3/15/20 (b)	1,487,000	1,572,503
5.875%, due 3/15/22 (b)	978,000	1,044,015

		4,316,777

Iron & Steel 0.0%‡
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	451,000	460,093

Lodging 0.1%
MGM Resorts International 7.50%, due 6/1/16	800,000	883,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (b)	588,000	568,890

		1,451,890

Machinery—Diversified 0.1%
CNH Capital LLC 3.625%, due 4/15/18	682,000	696,493

	Principal Amount	Value
Media 0.2%
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (b)	$489,000	$492,667
UBM PLC 5.75%, due 11/3/20 (b)	1,157,000	1,245,147
Viacom, Inc. 3.875%, due 4/1/24	450,000	457,289

		2,195,103

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (b)	883,000	961,366

Miscellaneous—Manufacturing 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (c)	478,000	531,775
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, due 6/15/23	1,022,000	1,075,145

		1,606,920

Oil & Gas 2.6%
Chesapeake Energy Corp.
4.875%, due 4/15/22	4,819,000	4,987,665
5.375%, due 6/15/21	3,206,000	3,414,390
5.75%, due 3/15/23	1,833,000	2,036,830
Cimarex Energy Co.
4.375%, due 6/1/24	455,000	463,531
5.875%, due 5/1/22	803,000	887,315
CNOOC Nexen Finance 2014 ULC 4.25%, due 4/30/24	630,000	645,960
Continental Resources, Inc.
3.80%, due 6/1/24 (b)	917,000	926,908
4.90%, due 6/1/44 (b)	463,000	478,417
5.00%, due 9/15/22	2,137,000	2,323,987
Devon Energy Corp. 2.25%, due 12/15/18	935,000	945,925
Motiva Enterprises LLC 5.75%, due 1/15/20 (b)	804,000	913,816
Nabors Industries, Inc.
4.625%, due 9/15/21	126,000	136,481
5.00%, due 9/15/20	1,990,000	2,232,840
NGL Energy Partners, L.P. / NGL Energy Finance Corp. 5.125%, due 7/15/19 (b)	624,000	625,560
PetroHawk Energy Corp.
6.25%, due 6/1/19	901,000	973,080
7.25%, due 8/15/18	152,000	158,840
Plains Exploration & Production Co.
6.625%, due 5/1/21	119,000	133,131
6.75%, due 2/1/22	472,000	536,310
6.875%, due 2/15/23	2,368,000	2,770,560
Whiting Petroleum Corp. 5.00%, due 3/15/19	1,322,000	1,391,405

		26,982,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-291

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.7%
Forest Laboratories, Inc.
4.375%, due 2/1/19 (b)	$2,661,000	$2,870,713
4.875%, due 2/15/21 (b)	3,124,000	3,411,471
Perrigo Co. PLC
2.30%, due 11/8/18 (b)	260,000	259,893
4.00%, due 11/15/23 (b)	715,000	726,702

		7,268,779

Pipelines 1.3%
DCP Midstream Operating, L.P.
3.875%, due 3/15/23	725,000	734,009
4.95%, due 4/1/22	1,642,000	1,802,671
El Paso LLC 6.50%, due 9/15/20	58,000	64,235
El Paso Pipeline Partners Operating Co. LLC
4.30%, due 5/1/24	1,012,000	1,019,226
5.00%, due 10/1/21	566,000	618,778
6.50%, due 4/1/20	196,000	229,589
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	592,000	625,877
Enlink Midstream Partners, L.P.
4.40%, due 4/1/24	1,594,000	1,672,700
5.60%, due 4/1/44	1,298,000	1,449,220
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.95%, due 9/15/15	1,200,000	1,246,408
Spectra Energy Partners, L.P.
2.95%, due 9/25/18	222,000	230,445
4.75%, due 3/15/24	1,152,000	1,248,091
Western Gas Partners, L.P. 5.375%, due 6/1/21	2,151,000	2,435,807

		13,377,056

Real Estate 0.2%
CBRE Services, Inc. 6.625%, due 10/15/20	388,000	411,765
Jones Lang Lasalle, Inc. 4.40%, due 11/15/22	1,346,000	1,360,101
Post Apartment Homes, L.P. 4.75%, due 10/15/17	704,000	772,443

		2,544,309

Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,640,000	1,734,057
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (b)	750,000	868,515
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	425,104

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Retail Opportunity Investments Partnership, L.P. 5.00%, due 12/15/23	$235,000	$251,525
Senior Housing Properties Trust
6.75%, due 4/15/20	346,000	399,734
6.75%, due 12/15/21	381,000	445,124
SL Green Realty Corp.
5.00%, due 8/15/18	840,000	914,291
7.75%, due 3/15/20	1,622,000	1,963,817

		7,002,167

Retail 0.4%
Brinker International, Inc. 3.875%, due 5/15/23	1,844,000	1,787,183
Macy’s Retail Holdings, Inc.
5.75%, due 7/15/14	1,343,000	1,345,632
5.90%, due 12/1/16	555,000	618,502

		3,751,317

Semiconductors 0.8%
National Semiconductor Corp. 6.60%, due 6/15/17	1,084,000	1,254,811
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,732,000	2,744,775
TSMC Global, Ltd. 1.625%, due 4/3/18 (b)	3,165,000	3,118,914
Xilinx, Inc.
2.125%, due 3/15/19	444,000	444,785
3.00%, due 3/15/21	575,000	580,352

		8,143,637

Software 0.2%
Autodesk, Inc. 3.60%, due 12/15/22	739,000	732,820
Fidelity National Information Services, Inc. 3.875%, due 6/5/24	714,000	717,384
Fiserv, Inc. 3.125%, due 10/1/15	716,000	736,573

		2,186,777

Telecommunications 0.5%
SBA Tower Trust 2.933%, due 12/15/42 (b)	647,000	659,360
Sprint Corp. 7.25%, due 9/15/21 (b)	913,000	1,006,582
Verizon Communications, Inc.
3.65%, due 9/14/18	941,000	1,006,382
5.15%, due 9/15/23	933,000	1,044,114
6.40%, due 9/15/33	861,000	1,054,672

		4,771,110

M-292	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Textiles 0.1%
Cintas Corp. No 2
2.85%, due 6/1/16	$497,000	$513,670
4.30%, due 6/1/21	520,000	560,807

		1,074,477

Transportation 0.2%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (b)	196,000	200,031
CSX Transportation, Inc. 8.375%, due 10/15/14	448,491	458,482
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,122,531

		1,781,044

Trucking & Leasing 0.3%
Penske Truck Leasing Co., L.P. / PTL Finance Corp.
2.50%, due 6/15/19 (b)	745,000	746,375
3.375%, due 3/15/18 (b)	1,251,000	1,311,631
4.25%, due 1/17/23 (b)	665,000	688,307
4.875%, due 7/11/22 (b)	120,000	131,312

		2,877,625

Total Corporate Bonds (Cost $193,424,110)		201,526,453

Loan Assignments 0.8% (d)
Electronics 0.4%
Avago Technologies Cayman Ltd. USD Term Loan B 3.75%, due 5/6/21	3,995,000	4,007,812

		4,007,812

Healthcare, Education & Childcare 0.2%
Community Health Systems, Inc. Term Loan D 4.25%, due 1/27/21	228,850	230,209
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	628,316	627,531
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	971,564	965,249

		1,822,989

Lodging 0.1%
MGM Resorts International Term Loan B 3.50%, due 12/20/19	1,260,800	1,256,702

	Principal Amount	Value
Printing, Publishing, & Broadcasting 0.1%
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	$991,020	$991,516

Total Loan Assignments (Cost $8,066,633)		8,079,019

Mortgage-Backed Securities 1.6%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (b)(e)	1,144,992	998,891

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Commercial Mortgage Trust
Series 2006-FL12, Class F 0.492%, due 12/15/20 (b)(c)	161,150	159,709
Series 2006-FL12, Class G 0.532%, due 12/15/20 (b)(c)	309,820	303,950
Series 2006-FL12, Class H 0.722%, due 12/15/20 (b)(c)	309,824	297,757
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (c)	3,448,000	3,810,423
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class C 0.402%, due 10/15/21 (b)(c)	310,000	306,304
Series 2006-TF2A, Class D 0.452%, due 10/15/21 (b)(c)	400,000	393,231
Series 2006-TF2A, Class KERA 0.552%, due 9/15/21 (b)(c)	185,629	184,680
Series 2006-TF2A, Class KERD 0.702%, due 9/15/21	520,230	516,799
GS Mortgage Securities Trust
Series 2013-KYO, Class D 2.751%, due 11/8/29 (b)(c)	1,615,000	1,644,341
Series 2013-KYO, Class E 3.751%, due 11/8/29 (b)(c)	2,008,000	2,027,423
Series 2013-NYC5 E 3.771%, due 1/10/30 (b)(c)	383,000	388,170
Hilton USA Trust
Series 2013-HLT, Class DFX 4.407%, due 11/5/30 (b)	369,000	382,101
Series 2013-HLT, Class EFX 5.222%, due 11/5/30 (b)(c)	314,000	324,137
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ, Class D 3.142%, due 4/15/30 (b)(c)	648,000	649,669
Series 2014-FBLU, Class E 3.652%, due 12/15/28 (b)(c)	261,000	261,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-293

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Trust (continued)
Series 2012-FL2, Class C 3.902%, due 8/15/29 (b)(c)	$480,398	$484,701
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, due 2/15/40 (c)	347,000	372,925
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	1,400,200	1,523,154
Wells Fargo Commercial Mortgage
2.402%, due 2/15/27 (b)(c)	136,000	136,128
2.902%, due 1/15/27 (b)(c)	283,000	283,178
3.402%, due 2/15/27 (b)(c)	136,000	135,850

		14,586,554

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.1%
American Tower Trust I Series-2013, Class 1A 1.551%, due 3/15/43 (b)	1,149,000	1,144,325

Total Mortgage-Backed Securities (Cost $16,702,899)		16,729,770

U.S. Government & Federal Agencies 23.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
4.50%, due 1/1/41	561,314	611,734
5.00%, due 1/1/19	206,955	219,683
5.00%, due 2/1/19	133,807	142,036
5.00%, due 6/1/20	257,108	277,431
5.00%, due 5/1/41	1,239,885	1,387,285
5.50%, due 8/1/19	172,988	183,670
5.50%, due 12/1/28	568,128	641,580
5.50%, due 10/1/36	461,030	522,090
6.00%, due 4/1/40	2,063,971	2,360,076

		6,345,585

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.5%
3.50%, due 1/1/44	2,930,517	3,029,207
3.50%, due 4/1/44	1,082,019	1,115,544
4.00%, due 11/1/42	639,887	676,113
4.00%, due 7/1/43	1,357,204	1,432,980
4.00%, due 8/1/43	1,564,153	1,651,459
4.00%, due 9/1/43	394,116	416,586
4.00%, due 2/1/44	1,027,495	1,085,413
4.50%, due 10/1/40	230,224	251,028
4.50%, due 4/1/41	286,838	311,766
4.50%, due 5/1/41	540,960	588,257

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/42	$3,910,845	$4,252,471
4.50%, due 11/1/42	1,005,078	1,092,883
4.50%, due 2/1/43	6,108,406	6,662,511
5.00%, due 9/1/29	594,732	662,831
5.00%, due 1/1/30	247,947	276,196
5.00%, due 2/1/41	1,732,273	1,932,027
5.00%, due 4/1/41	454,689	506,322
5.00%, due 5/1/41	968,693	1,080,999
5.00%, due 7/1/41	825,229	920,784
5.50%, due 1/1/25	223,939	244,848
5.50%, due 1/1/33	146,338	165,565
5.50%, due 3/1/40	688,799	771,268
5.50%, due 4/1/40	2,058,219	2,316,053
5.50%, due 2/1/41	358,778	408,299
5.50%, due 5/1/41	682,285	764,402
6.00%, due 10/1/35	700,595	793,985
6.00%, due 12/1/35	691,991	783,964
6.00%, due 2/1/37	120,097	137,351
6.00%, due 9/1/37	710,390	778,373
6.00%, due 10/1/38	588,713	685,581
7.00%, due 2/1/39	214,057	229,912

		36,024,978

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.0%
3.50%, due 5/20/42	311,733	326,695
4.50%, due 7/15/41	168,362	184,646
4.50%, due 8/15/41	1,443,380	1,605,144
4.50%, due 10/20/41	982,379	1,073,798
4.90%, due 10/15/34	692,446	761,063
5.00%, due 10/15/39	381,477	421,149
5.00%, due 11/15/39	595,904	656,820
5.00%, due 1/15/40	206,799	228,333
5.00%, due 4/15/40	165,847	182,923
5.00%, due 5/15/40	295,076	327,271
5.00%, due 7/15/40	851,142	938,332
5.00%, due 2/15/41	634,780	712,224
5.00%, due 5/15/41	266,485	300,549
5.00%, due 9/15/41	171,111	190,704
5.10%, due 1/15/32	656,975	744,072
5.50%, due 9/15/35	94,496	108,484
5.50%, due 3/15/36	405,736	457,781
5.50%, due 8/15/39	2,258,973	2,626,911
5.50%, due 10/15/39	634,701	721,292
5.50%, due 9/20/41	77,151	86,276
5.50%, due 1/20/42	498,761	557,837
5.50%, due 7/20/42	920,188	1,027,843
6.00%, due 11/20/34	352,992	398,316
6.00%, due 1/20/39	189,638	214,222
6.00%, due 10/20/41	84,632	96,343
6.00%, due 12/20/41	830,695	941,607
6.00%, due 1/20/42	961,337	1,094,467

M-294	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 2/20/42	$938,474	$1,067,261
6.00%, due 3/20/42	156,919	178,705
6.00%, due 4/20/42	761,237	866,471
6.00%, due 5/20/42	297,803	338,867
6.00%, due 7/20/42	197,704	224,869
6.00%, due 8/20/42	208,020	236,273
6.00%, due 9/20/42	480,338	546,651
6.00%, due 11/20/42	202,096	229,198
6.00%, due 2/20/43	271,129	308,893

		20,982,290

United States Treasury Bonds 1.3%
3.375%, due 5/15/44	5,232,000	5,267,154
3.625%, due 2/15/44	1,197,000	1,263,208
3.75%, due 11/15/43	6,636,000	7,166,880

		13,697,242

♦United States Treasury Notes 16.3%
0.25%, due 11/30/15	8,243,000	8,246,545
0.25%, due 12/31/15	9,084,000	9,084,709
0.25%, due 2/29/16	31,743,000	31,711,987
0.375%, due 1/31/16	3,093,000	3,097,469
0.375%, due 2/15/16	770,000	770,902
0.375%, due 3/31/16	19,024,000	19,027,710
0.375%, due 4/30/16	4,070,000	4,068,730
0.375%, due 5/31/16	23,918,000	23,896,522
0.75%, due 6/30/17	6,067,000	6,042,356
0.75%, due 10/31/17	570,000	564,478
0.75%, due 12/31/17	670,000	661,520
0.75%, due 3/31/18	1,250,000	1,228,125
0.875%, due 1/31/17	2,824,000	2,836,575
0.875%, due 2/28/17	232,000	232,852
0.875%, due 1/31/18	330,000	326,829
1.25%, due 10/31/18	4,924,000	4,885,918
1.375%, due 7/31/18	7,755,000	7,764,694
1.375%, due 9/30/18	15,621,000	15,601,474
1.50%, due 8/31/18	6,048,000	6,079,655
1.75%, due 5/15/23	1,278,000	1,210,506
2.50%, due 8/15/23	5,178,000	5,208,747
2.50%, due 5/15/24	3,150,000	3,145,571
2.75%, due 11/15/23	13,136,000	13,463,375
2.75%, due 2/15/24	368,000	376,366

		169,533,615

Total U.S. Government & Federal Agencies (Cost $245,464,367)		246,583,710

	Principal Amount	Value
Yankee Bonds 0.6% (f)
Banks 0.6%
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	$3,429,000	$3,481,803
6.10%, due 6/10/23	2,027,000	2,218,742

		5,700,545

Computers 0.0%‡
Seagate HDD Cayman 4.75%, due 1/1/25 (b)	470,000	466,475

Total Yankee Bonds (Cost $5,953,323)		6,167,020

Total Long-Term Bonds (Cost $472,659,122)		482,200,828

	Shares
Common Stocks 51.1%
Aerospace & Defense 1.9%
♦Boeing Co. (The)	152,489	19,401,175

Agriculture 2.3%
Altria Group, Inc.	188,968	7,925,318
Philip Morris International, Inc.	185,214	15,615,392

		23,540,710

Airlines 0.3%
United Continental Holdings, Inc. (g)	72,418	2,974,207

Apparel 1.3%
NIKE, Inc. Class B	181,140	14,047,407

Auto Manufacturers 0.4%
General Motors Co.	120,601	4,377,816

Banks 2.5%
JPMorgan Chase & Co.	144,075	8,301,602
♦U.S. Bancorp	406,997	17,631,110

		25,932,712

Beverages 0.4%
Diageo PLC	148,339	4,737,164

Chemicals 4.0%
♦E.I. du Pont de Nemours & Co.	303,052	19,831,723
♦LyondellBasell Industries, N.V. Class A	220,537	21,535,438

		41,367,161

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-295

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Commercial Services 1.8%
Automatic Data Processing, Inc.	36,029	$2,856,379
MasterCard, Inc. Class A	189,795	13,944,239
Towers Watson & Co. Class A	17,188	1,791,505

		18,592,123

Computers 1.7%
♦Apple, Inc.	191,576	17,803,158

Diversified Financial Services 1.8%
♦Blackstone Group L.P. (The)	564,549	18,878,519

Electronics 2.8%
Amphenol Corp. Class A	32,623	3,142,900
Honeywell International, Inc.	94,018	8,738,973
♦TE Connectivity, Ltd.	281,300	17,395,592

		29,277,465

Entertainment 0.3%
Six Flags Entertainment Corp.	72,311	3,076,833

Finance—Credit Card 0.6%
American Express Co.	66,134	6,274,133

Finance—Investment Banker/Broker 0.1%
Greenhill & Co., Inc.	29,339	1,444,946

Finance—Other Services 0.2%
CME Group, Inc.	36,612	2,597,621

Food 1.0%
Hershey Co. (The)	55,506	5,404,619
Unilever PLC	123,256	5,592,027

		10,996,646

Health Care—Services 1.7%
Aetna, Inc.	214,332	17,378,039

Insurance 0.7%
Prudential PLC	299,818	6,880,785

Internet 1.5%
Google, Inc. Class C (g)	17,706	10,185,908
Priceline Group, Inc. (The) (g)	4,606	5,541,018

		15,726,926

Lodging 1.3%
Las Vegas Sands Corp.	171,858	13,099,017

Media 3.0%
CBS Corp. Class B	278,189	17,286,664

	Shares	Value
Media (continued)
Time Warner Cable, Inc.	41,556	$6,121,199
Viacom, Inc. Class B	87,400	7,580,202

		30,988,065

Metal Fabricate & Hardware 0.7%
Precision Castparts Corp.	31,009	7,826,672

Miscellaneous—Manufacturing 0.9%
3M Co.	42,780	6,127,807
Dover Corp.	38,217	3,475,836

		9,603,643

Oil & Gas 1.6%
Chevron Corp.	124,928	16,309,350

Pharmaceuticals 8.3%
Abbott Laboratories	176,023	7,199,341
AbbVie, Inc.	285,805	16,130,834
Allergan, Inc.	62,119	10,511,777
AmerisourceBergen Corp.	89,994	6,538,964
Eli Lilly & Co.	78,020	4,850,503
Endo International PLC (g)	33,622	2,354,212
Express Scripts Holding Co. (g)	179,256	12,427,819
Johnson & Johnson	106,405	11,132,091
Mylan, Inc. (g)	155,582	8,021,808
Shire PLC, Sponsored ADR	14,275	3,361,620
Zoetis, Inc.	108,170	3,490,646

		86,019,615

Pipelines 1.6%
Enterprise Products Partners, L.P.	211,037	16,522,087

Real Estate Investment Trusts 0.4%
Ventas, Inc.	68,845	4,412,964

Retail 0.8%
AutoZone, Inc. (g)	6,392	3,427,646
Home Depot, Inc. (The)	57,278	4,637,227

		8,064,873

Software 1.1%
Microsoft Corp.	271,492	11,321,216

Telecommunications 0.8%
CenturyLink, Inc.	175,222	6,343,037
Verizon Communications, Inc.	38,212	1,869,713

		8,212,750

Toys, Games & Hobbies 1.1%
Mattel, Inc.	290,512	11,321,253

M-296	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Transportation 2.2%
Canadian Pacific Railway, Ltd.	39,750	$7,200,315
Union Pacific Corp.	152,654	15,227,236

		22,427,551

Total Common Stocks (Cost $366,419,237)		531,434,602

Preferred Stocks 0.8%
Banks 0.6%
Morgan Stanley
6.875% (c)	42,650	1,158,801
7.125% (c)	54,150	1,509,160
Wells Fargo & Co. 6.625% (c)	87,750	2,449,980
State Street Corp. 5.90% (c)	25,175	659,585

		5,777,526

Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (c)	18,000	498,600

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	57,275	1,437,603

Finance—Investment Banker/Broker 0.0%‡
Charles Schwab Corp. (The) 6.00%	5,375	135,611

Total Preferred Stocks (Cost $7,302,835)		7,849,340

	Principal Amount	Value

Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $8,867,542 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $9,695,000 and a Market Value of $9,048,789)	$8,867,542	$8,867,542

Total Short-Term Investment (Cost $8,867,542)		8,867,542

Total Investments (Cost $855,248,736) (h)	99.2%	1,030,352,312
Other Assets, Less Liabilities	0.8	8,750,230
Net Assets	100.0%	$1,039,102,542

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of June 30, 2014, was $2,133,204, which represented 0.2% of the Portfolio’s net assets.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2014.

(e)	Illiquid security—The total market value of these securities as of June 30, 2014, was $998,891, which represented 0.1% of the Portfolio’s net assets.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Non-income producing security.

(h)	As of June 30, 2014, cost was $854,991,058 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$177,283,128
Gross unrealized depreciation	(1,921,874)

Net unrealized appreciation	$175,361,254

The following abbreviation is used in the above portfolio:

ADR — American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-297

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,114,856	$—	$3,114,856
Corporate Bonds	—	201,526,453	—	201,526,453
Loan Assignments	—	8,079,019	—	8,079,019
Mortgage-Backed Securities	—	16,729,770	—	16,729,770
U.S. Government & Federal Agencies	—	246,583,710	—	246,583,710
Yankee Bonds	—	6,167,020	—	6,167,020

Total Long-Term Bonds	—	482,200,828	—	482,200,828

Common Stocks	531,434,602	—	—	531,434,602
Preferred Stocks	7,849,340	—	—	7,849,340
Short-Term Investment
Repurchase Agreement	—	8,867,542	—	8,867,542

Total Investments in Securities	$539,283,942	$491,068,370	$—	$1,030,352,312

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-298	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $855,248,736)	$1,030,352,312
Cash	55,106
Receivables:
Investment securities sold	9,798,758
Dividends and interest	3,557,336
Fund shares sold	501,689
Other assets	5,027

Total assets	1,044,270,228

Liabilities
Payables:
Investment securities purchased	3,868,167
Fund shares redeemed	602,050
Manager (See Note 3)	467,947
NYLIFE Distributors (See Note 3)	112,057
Shareholder communication	62,710
Professional fees	43,011
Custodian	7,816
Trustees	1,767
Accrued expenses	2,161

Total liabilities	5,167,686

Net assets	$1,039,102,542

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,450
Additional paid-in capital	791,514,048

791,593,498
Undistributed net investment income	23,313,953
Accumulated net realized gain (loss) on investments and foreign currency transactions	49,091,624
Net unrealized appreciation (depreciation) on investments	175,103,576
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(109)

Net assets	$1,039,102,542

Initial Class
Net assets applicable to outstanding shares	$490,548,495

Shares of beneficial interest outstanding	37,421,271

Net asset value per share outstanding	$13.11

Service Class
Net assets applicable to outstanding shares	$548,554,047

Shares of beneficial interest outstanding	42,028,247

Net asset value per share outstanding	$13.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-299

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,473,427
Interest	6,243,181

Total income	12,716,608

Expenses
Manager (See Note 3)	2,757,599
Distribution and service—Service Class (See Note 3)	650,147
Shareholder communication	77,805
Professional fees	49,476
Custodian	20,583
Trustees	9,032
Miscellaneous	14,737

Total expenses before waiver/reimbursement	3,579,379
Expense waiver/reimbursement from Manager (See Note 3)	(15,353)

Net expenses	3,564,026

Net investment income (loss)	9,152,582

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	30,198,559
Foreign currency transactions	1,747

Net realized gain (loss) on investments and foreign currency transactions	30,200,306

Net change in unrealized appreciation (depreciation) on:
Investments	10,480,122
Translation of other assets and liabilities in foreign currencies	42

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,480,164

Net realized and unrealized gain (loss) on investments and foreign currency transactions	40,680,470

Net increase (decrease) in net assets resulting from operations	$49,833,052

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,911.

M-300	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,152,582	$15,284,047
Net realized gain (loss) on investments and foreign currency transactions	30,200,306	17,444,774
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,480,164	136,048,923

Net increase (decrease) in net assets resulting from operations	49,833,052	168,777,744

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(6,827,579)
Service Class	—	(6,087,736)

	—	(12,915,315)

From net realized gain on investments:
Initial Class	—	(733,296)
Service Class	—	(735,298)

	—	(1,468,594)

Total dividends and distributions to shareholders	—	(14,383,909)

Capital share transactions:
Net proceeds from sale of shares	33,316,389	93,947,663
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	14,383,909
Cost of shares redeemed	(50,414,369)	(96,438,479)

Increase (decrease) in net assets derived from capital share transactions	(17,097,980)	11,893,093

Net increase (decrease) in net assets	32,735,072	166,286,928

Net Assets
Beginning of period	1,006,367,470	840,080,542

End of period	$1,039,102,542	$1,006,367,470

Undistributed net investment income at end of period	$23,313,953	$14,161,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-301

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$12.47		$10.55	$10.00

Net investment income (loss) (a)	0.12		0.20	0.18
Net realized and unrealized gain (loss) on investments	0.52		1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.64		2.11	0.55

Less dividends and distributions:
From net investment income	—		(0.17)	—
From net realized gain on investments	—		(0.02)	—

Total dividends and distributions	—		(0.19)	—

Net asset value at end of period	$13.11		$12.47	$10.55

Total investment return	5.13	%(b)(c)	20.15%	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95	%††	1.77%	2.01	%††
Net expenses	0.58	%††	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.58	%††	0.59%	0.59	%††
Portfolio turnover rate	34%		74%	63%
Net assets at end of period (in 000’s)	$490,548		$493,872	$461,363

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-302	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$12.44		$10.53	$10.00

Net investment income (loss) (a)	0.11		0.18	0.16
Net realized and unrealized gain (loss) on investments	0.50		1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.61		2.08	0.53

Less dividends and distributions:
From net investment income	—		(0.15)	—
From net realized gain on investments	—		(0.02)	—

Total dividends and distributions	—		(0.17)	—

Net asset value at end of period	$13.05		$12.44	$10.53

Total investment return	4.90	%(b)(c)	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	%††	1.52%	1.77	%††
Net expenses	0.83	%††	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.83	%††	0.84%	0.84	%††
Portfolio turnover rate	34%		74%	63%
Net assets at end of period (in 000’s)	$548,554		$512,495	$378,717

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-303

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	3.13%	26.84%	17.96%	8.15%	0.77%
Service Class Shares	3.00	26.52	17.67	7.88	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	6.31%	26.92%	19.24%	8.20%
S&P 500® Index[4]	7.14	24.61	18.83	7.78
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	4.17	26.72	17.93	7.77

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.13% for Initial Class shares and 7.87% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-304	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,031.30	$3.88	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,030.00	$5.13	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-305

Industry Composition as of June 30, 2014 (Unaudited)

Internet Software & Services	9.8%
Biotechnology	8.5
IT Services	6.4
Media	6.2
Software	5.9
Internet & Catalog Retail	5.3
Hotels, Restaurants & Leisure	5.2
Oil, Gas & Consumable Fuels	4.4
Chemicals	4.3
Road & Rail	4.3
Capital Markets	4.2
Technology Hardware, Storage & Peripherals	3.6
Aerospace & Defense	2.7
Industrial Conglomerates	2.6
Health Care Providers & Services	2.4
Textiles, Apparel & Luxury Goods	2.4
Semiconductors & Semiconductor Equipment	2.3

Food & Staples Retailing	2.2%
Pharmaceuticals	2.1
Real Estate Investment Trusts	2.0
Energy Equipment & Services	1.9
Health Care Technology	1.6
Wireless Telecommunication Services	1.6
Multiline Retail	1.5
Auto Components	1.3
Consumer Finance	1.3
Professional Services	1.3
Specialty Retail	1.0
Airlines	0.9
Automobiles	0.2
Short-Term Investment	0.7
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-309 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Google, Inc

2.	Union Pacific Corp.

3.	Apple, Inc.

4.	Visa, Inc. Class A

5.	Monsanto Co.
6.	Priceline Group, Inc. (The)

7.	Celgene Corp.

8.	Danaher Corp.

9.	Starbucks Corp.

10.	Twenty-First Century Fox, Inc. Class A

M-306	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Large Cap Growth Portfolio returned 3.13% for Initial Class shares and 3.00% for Service Class shares. Over the same period, both share classes underperformed the 6.31% return of the Russell 1000® Growth Index1 and the 7.14% return of the S&P 500® Index.1 The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark. Both share classes underperformed the 4.17% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection, which contributed positively in two sectors and detracted in seven sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were industrials, telecommunication services and financials. (Contributions take weightings and total returns into account.) The best-performing sector was industrials, with stock selection driving relative performance. In the telecommunication services sector, stock selection was the main driver as well.

The weakest sector contributors to the Portfolio’s relative performance were health care, information technology and consumer discretionary. The worst-performing sector was health care, with stock selection driving relative performance. In the information technology sector, stock selection had the greatest impact on relative performance. In the consumer discretionary sector, stock selection and an overweight position had equal impact.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Rail transportation provider Union Pacific was the top absolute performer during the reporting period. The company executed well in recent quarters despite weather disruptions that affected the rails. Volumes were ahead of expectations and Union Pacific’s cost controls led to margin expansion.

Personal computing company Apple was another top contributor. The company beat consensus iPhone volume expectations and has committed to returning $30 billion to shareholders above the previously announced share repurchases and dividend payments.

Social networking company Facebook also contributed positively. The company reported an outstanding first quarter, with advertising revenue growth accelerating 82% compared to the same period in 2013. The advance was driven by the shift to mobile usage.

The biggest absolute detractor during the reporting period was Internet retailer Amazon.com. Revenue growth has remained strong at about 20%; but during the reporting period, near-term margins faced pressure as the company continued to invest in its own growth.

Biopharmaceutical company BioMarin Pharmaceutical detracted as well. The company’s drug therapies treat rare genetic disorders. Although BioMarin’s pipeline continued to look robust, the launch of PEG-PAL for treatment of phenylketonuria was delayed to facilitate more testing.

Online professional networking firm LinkedIn also detracted. LinkedIn remained essentially unchallenged as it pursues the online recruiting market for professionals. The stock, however, has faced challenges because of near-term changes in user-engagement levels.

Did the Portfolio make any significant purchases or sales during the reporting period?

We purchased a position in research-based pharmaceutical firm AbbVie because the market for its autoimmune-disorder drug, Humira®, continued to grow rapidly and a promising Hepatitis C drug should launch by year-end 2014.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-307

We purchased shares of casino resort company MGM Resorts International seeking to take advantage of the company’s exposure to positively inflecting spending in Las Vegas casinos.

After holding a successful position in QUALCOMM for over a decade, we eliminated the digital telecommunications provider because of slowing growth.

We sold the Portfolio’s position in home improvement retailer Lowe’s to fund purchases of other consumer discretionary stocks that we found more compelling.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we added exposure to sector positions in industrials and consumer staples, reducing the degree to which these sectors were underweight relative to the Russell 1000® Growth Index. During the reporting period, we reduced the Portfolio’s overweight positions in the consumer discretionary and health care sectors, but both sectors remained overweight.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, financials and health care sectors. As of the same date, the Portfolio held underweight positions relative to the Index in consumer staples. As of June 30, 2014, all remaining sectors were within a percentage point of their respective weights in the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-308	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 2.7%
Precision Castparts Corp.	52,400	$13,225,760
United Technologies Corp.	74,000	8,543,300

		21,769,060

Airlines 0.9%
Delta Air Lines, Inc.	196,500	7,608,480

Auto Components 1.3%
BorgWarner, Inc.	157,000	10,234,830

Automobiles 0.2%
Tesla Motors, Inc. (a)	6,990	1,678,019

Biotechnology 8.5%
Alexion Pharmaceuticals, Inc. (a)	70,200	10,968,750
Amgen, Inc.	71,300	8,439,781
Biogen Idec, Inc. (a)	38,575	12,163,083
♦Celgene Corp. (a)	265,400	22,792,552
Gilead Sciences, Inc. (a)	176,000	14,592,160

		68,956,326

Capital Markets 4.2%
BlackRock, Inc.	44,700	14,286,120
Charles Schwab Corp. (The)	318,300	8,571,819
Morgan Stanley	335,000	10,830,550

		33,688,489

Chemicals 4.3%
Ecolab, Inc.	78,900	8,784,726
♦Monsanto Co.	208,100	25,958,394

		34,743,120

Consumer Finance 1.3%
American Express Co.	108,000	10,245,960

Energy Equipment & Services 1.9%
Schlumberger, Ltd.	131,200	15,475,040

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	80,500	9,270,380
CVS Caremark Corp.	116,200	8,757,994

		18,028,374

Health Care Providers & Services 2.4%
McKesson Corp.	58,400	10,874,664
UnitedHealth Group, Inc.	104,700	8,559,225

		19,433,889

	Shares	Value
Health Care Technology 1.6%
Cerner Corp. (a)	160,300	$8,268,274
IMS Health Holdings, Inc. (a)	177,700	4,563,336

		12,831,610

Hotels, Restaurants & Leisure 5.2%
Chipotle Mexican Grill, Inc. (a)	10,625	6,295,419
Hilton Worldwide Holdings, Inc. (a)	401,600	9,357,280
MGM Resorts International (a)	252,600	6,668,640
♦Starbucks Corp.	257,600	19,933,088

		42,254,427

Industrial Conglomerates 2.6%
♦Danaher Corp.	264,600	20,831,958

Internet & Catalog Retail 5.3%
Amazon.com, Inc. (a)	41,100	13,348,458
♦Priceline Group, Inc. (The) (a)	19,300	23,217,900
TripAdvisor, Inc. (a)	53,900	5,856,774

		42,423,132

Internet Software & Services 9.8%
Baidu, Inc., Sponsored ADR (a)	86,200	16,103,022
CoStar Group, Inc. (a)	21,400	3,384,838
Facebook, Inc. Class A (a)	273,900	18,430,731
♦Google, Inc. Class A (a)	30,950	18,095,537
♦Google, Inc. Class C (a)	31,000	17,833,680
Twitter, Inc. (a)	135,700	5,559,629

		79,407,437

IT Services 6.4%
Cognizant Technology Solutions Corp. Class A (a)	184,800	9,038,568
MasterCard, Inc. Class A	195,500	14,363,385
♦Visa, Inc. Class A	133,200	28,066,572

		51,468,525

Media 6.2%
CBS Corp. Class B	130,100	8,084,414
Liberty Global PLC Class C (a)	282,700	11,961,037
♦Twenty-First Century Fox, Inc. Class A	549,900	19,328,985
Walt Disney Co. (The)	128,400	11,009,016

		50,383,452

Multiline Retail 1.5%
Dollar General Corp. (a)	207,700	11,913,672

Oil, Gas & Consumable Fuels 4.4%
Concho Resources, Inc. (a)	74,400	10,750,800
Noble Energy, Inc.	109,800	8,505,108
Pioneer Natural Resources Co.	41,300	9,491,153
Range Resources Corp.	80,100	6,964,695

		35,711,756

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-309

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 2.1%
AbbVie, Inc.	154,400	$8,714,336
Zoetis, Inc.	261,000	8,422,470

		17,136,806

Professional Services 1.3%
Nielsen N.V.	211,700	10,248,397

Real Estate Investment Trusts 2.0%
American Tower Corp.	178,100	16,025,438

Road & Rail 4.3%
♦Union Pacific Corp.	346,900	34,603,275

Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	394,900	8,904,995
ARM Holdings PLC, Sponsored ADR	215,700	9,758,268

		18,663,263

Software 5.9%
FireEye, Inc. (a)	153,600	6,228,480
Oracle Corp.	219,200	8,884,176
Salesforce.com, Inc. (a)	286,100	16,616,688
ServiceNow, Inc. (a)	92,300	5,718,908
Workday, Inc. Class A (a)	113,700	10,217,082

		47,665,334

Specialty Retail 1.0%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	86,800	7,934,388

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc.	316,000	29,365,880

Textiles, Apparel & Luxury Goods 2.4%
Michael Kors Holdings, Ltd. (a)	90,200	7,996,230
NIKE, Inc. Class B	151,300	11,733,315

		19,729,545

Wireless Telecommunication Services 1.6%
SBA Communications Corp. Class A (a)	124,400	12,726,120

Total Common Stocks (Cost $603,690,483)		803,186,002

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $5,879,029 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $6,325,000 and a Market Value of $6,000,528)	$5,879,029	$5,879,029

Total Short-Term Investment (Cost $5,879,029)		5,879,029

Total Investments (Cost $609,569,512) (b)	100.1%	809,065,031
Other Assets, Less Liabilities	(0.1)	(1,070,704)
Net Assets	100.0%	$807,994,327

(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $609,971,301 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$199,534,681
Gross unrealized depreciation	(440,951)

Net unrealized appreciation	$199,093,730

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

M-310	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$803,186,002	$—	$—	$803,186,002
Short-Term Investment
Repurchase Agreement	—	5,879,029	—	5,879,029

Total Investments in Securities	$803,186,002	$5,879,029	$—	$809,065,031

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-311

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $609,569,512)	$809,065,031
Receivables:
Investment securities sold	2,282,374
Fund shares sold	548,677
Dividends	381,839
Other assets	3,749

Total assets	812,281,670

Liabilities
Payables:
Investment securities purchased	3,454,618
Manager (See Note 3)	485,916
Fund shares redeemed	192,473
NYLIFE Distributors (See Note 3)	70,794
Shareholder communication	47,002
Professional fees	30,597
Custodian	1,920
Trustees	1,123
Accrued expenses	2,900

Total liabilities	4,287,343

Net assets	$807,994,327

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,626
Additional paid-in capital	484,751,147

484,785,773
Net investment loss	(488,775)
Accumulated net realized gain (loss) on investments	124,201,810
Net unrealized appreciation (depreciation) on investments	199,495,519

Net assets	$807,994,327

Initial Class
Net assets applicable to outstanding shares	$459,037,239

Shares of beneficial interest outstanding	19,494,124

Net asset value per share outstanding	$23.55

Service Class
Net assets applicable to outstanding shares	$348,957,088

Shares of beneficial interest outstanding	15,131,577

Net asset value per share outstanding	$23.06

M-312	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,850,848

Expenses
Manager (See Note 3)	2,818,119
Distribution and service—Service Class (See Note 3)	410,809
Shareholder communication	58,199
Professional fees	32,790
Trustees	6,740
Custodian	6,620
Miscellaneous	12,543

Total expenses before waiver/reimbursement	3,345,820
Expense waiver/reimbursement from Manager (See Note 3)	(6,197)

Net expenses	3,339,623

Net investment income (loss)	(488,775)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,084,489
Net change in unrealized appreciation (depreciation) on investments	(9,916,229)

Net realized and unrealized gain (loss) on investments	25,168,260

Net increase (decrease) in net assets resulting from operations	$24,679,485

(a)	Dividends recorded net of foreign withholding taxes in the amount of $8,014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-313

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(488,775)	$(182,021)
Net realized gain (loss) on investments	35,084,489	89,834,412
Net change in unrealized appreciation (depreciation) on investments	(9,916,229)	124,171,879

Net increase (decrease) in net assets resulting from operations	24,679,485	213,824,270

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,264,962)
Service Class	—	(378,611)

	—	(1,643,573)

From net realized gain on investments:
Initial Class	—	(2,222,617)
Service Class	—	(1,617,483)

	—	(3,840,100)

Total dividends and distributions to shareholders	—	(5,483,673)

Capital share transactions:
Net proceeds from sale of shares	83,298,926	83,879,787
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	5,483,673
Cost of shares redeemed	(53,138,598)	(210,974,397)

Increase (decrease) in net assets derived from capital share transactions	30,160,328	(121,610,937)

Net increase (decrease) in net assets	54,839,813	86,729,660

Net Assets
Beginning of period	753,154,514	666,424,854

End of period	$807,994,327	$753,154,514

Net investment loss at end of period	$(488,775)	$—

M-314	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012		2011		2010		2009
Net asset value at beginning of period	$22.83		$16.88	$14.92		$14.96		$12.88		$9.19

Net investment income (loss) (a)	(0.00	)‡	0.01	0.06		(0.00	)‡	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	0.72		6.11	1.90		(0.04)		2.10		3.69

Total from investment operations	0.72		6.12	1.96		(0.04)		2.08		3.69

Less dividends and distributions:
From net investment income	—		(0.06)	—		—		—		—
From net realized gain on investments	—		(0.11)	—		—		—		—

Total dividends and distributions	—		(0.17)	—		—		—		—

Net asset value at end of period	$23.55		$22.83	$16.88		$14.92		$14.96		$12.88

Total investment return	3.15	% (b)(c)	36.47%	13.14	%(b)	(0.27%)		16.15	% (b)	40.15	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	0.07%	0.38%		(0.00	%)(d)	(0.16%)		0.00	%(d)
Net expenses	0.77	% ††	0.77%	0.78%		0.79%		0.80%		0.80%
Expenses (before waiver/reimbursement)	0.77	% ††	0.77%	0.78%		0.80%		0.81%		0.81%
Portfolio turnover rate	34%		74%	69%		50%		98%		68%
Net assets at end of period (in 000’s)	$459,037		$428,354	$441,225		$314,013		$184,348		$230,769

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-315

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012		2011		2010		2009
Net asset value at beginning of period	$22.39		$16.56	$14.68		$14.75		$12.73		$9.11

Net investment income (loss) (a)	(0.03)		(0.03)	0.02		(0.04)		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	0.70		6.00	1.86		(0.03)		2.07		3.65

Total from investment operations	0.67		5.97	1.88		(0.07)		2.02		3.62

Less dividends and distributions:
From net investment income	—		(0.03)	—		—		—		—
From net realized gain on investments	—		(0.11)	—		—		—		—

Total dividends and distributions	—		(0.14)	—		—		—		—

Net asset value at end of period	$23.06		$22.39	$16.56		$14.68		$14.75		$12.73

Total investment return	2.99	% (b)(c)	36.13%	12.81	%(b)	(0.47	%)(b)	15.87	% (b)	39.74	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27	%)††	(0.18%)	0.10%		(0.27%)		(0.39%)		(0.26%)
Net expenses	1.02	% ††	1.02%	1.03%		1.04%		1.05%		1.05%
Expenses (before waiver/reimbursement)	1.02	% ††	1.02%	1.03%		1.05%		1.06%		1.06%
Portfolio turnover rate	34%		74%	69%		50%		98%		68%
Net assets at end of period (in 000’s)	$348,957		$324,801	$225,199		$181,399		$164,311		$118,113

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-316	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	–3.47%	4.91%	6.54%	2.70%
Service Class Shares	–3.57	4.69	6.34	2.85

Benchmark Performance	Six Months	One Year	Since Inception (5/1/13)
S&P 500® Index[3]	7.14%	24.61%	21.75%
Average Lipper Variable Products Global Flexible Portfolio[4]	3.65	10.85	6.18

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Flexible Portfolio is representative of portfolios that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-317

Cost in Dollars of a $1,000 Investment in MainStay VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$965.30	$12.43	$1,012.10	$12.72

Service Class Shares	$1,000.00	$964.30	$13.83	$1,010.70	$14.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.55% for Initial Class and 2.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-318	MainStay VP Marketfield Portfolio

Country Composition as of June 30, 2014 (Unaudited)

United States	52.5%
Japan	7.6
Ireland	4.3
Germany	3.2
Spain	3.0
United Kingdom	2.9
Canada	2.7
Brazil	2.1
Italy	2.1

Australia	1.3%
Taiwan	1.0
Mexico	0.9
Switzerland	0.9
Denmark	0.6
Other Assets, Less Liabilities	43.6
Investments Sold Short	–28.7

100.0%

Industry Composition as of June 30, 2014 (Unaudited)

Metals & Mining	11.9%
Banks	10.7
Exchange- Traded Funds	10.0
Household Durables	6.7
Real Estate Management & Development	4.6
Construction Materials	4.5
Machinery	3.8
Oil, Gas & Consumable Fuels	3.7
Chemicals	3.0
Energy Equipment & Services	2.8
Semiconductors & Semiconductor Equipment	2.2
Industrial Conglomerates	1.8
Internet Software & Services	1.6
Automobiles	1.4
Software	1.4
Trading Companies & Distributors	1.3
Consumer Finance	1.0
Electronic Equipment, Instruments & Components	1.0
Food & Staples Retailing	1.0

Specialty Retail	1.0%
Aerospace & Defense	0.9
Auto Components	0.9
Miscellaneous	0.9
Diversified Financial Services	0.8
Building Products	0.7
IT Services	0.6
Real Estate Investment Trusts	0.6
Road & Rail	0.6
Transportation Infrastructure	0.6
Commercial Services & Supplies	0.3
Purchased Options	0.3
Hotels, Restaurants & Leisure	0.2
Electrical Equipment	0.1
Investment in Money Market Fund	2.2
Other Assets, Less Liabilities	43.6
Investments Sold Short	–28.7

100.0%

See Portfolio of Investments beginning on page M-322 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	iShares MSCI Japan Index Fund

2.	Bank of Ireland

3.	Alcoa, Inc.

4.	SPDR S&P Homebuilders

5.	Facebook, Inc. Class A
6.	Schlumberger, Ltd.

7.	iShares MSCI Mexico Investable Market Index Fund

8.	Baker Hughes, Inc.

9.	BHP Billiton, Ltd., ADR

10.	Taiheiyo Cement Corp.

Top Five Short Positions as of June 30, 2014 (Unaudited)

1.	S&P 500 Index—SPDR Trust Series 1

2.	Vanguard FTSE Emerging Markets

3.	SPDR S&P Retail ETF

4.	Consumer Staples Select Sector Consumer Staples SPDR

5.	iShares JP Morgan USD Emerging Markets Bond

M-319

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Marketfield Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Marketfield Portfolio returned –3.47% for Initial Class shares and –3.57% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 3.65% return of the average Lipper1 Variable Products Global Flexible Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The decline in developed world interest rates negatively impacted the Portfolio’s short positions in fixed-income futures and fixed-income proxies (e.g., high-dividend equities).

The Portfolio’s long Reflation and long European Recovery themes were primary positive drivers of performance. The short Safe Haven Assets and short Margin Pressures themes were the primary detractors from the Portfolio’s relative performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

We took short positions in long-term developed-world bonds, which negatively affected the Portfolio’s performance. We used bond futures to express these positions. On a net basis, the various option positions we used during the first half of 2014 detracted from performance.

Which investment themes were the strongest contributors to the Portfolio’s performance and which themes were particularly weak?

Among the strongest contributors to the Portfolio’s performance was our Reflation theme, which reflected our view that pricing power is moving upstream in the value chain. (Contributions take weightings and total returns into account.) This theme contributed 1.3% to the Portfolio’s performance. Our European Recovery theme contributed 0.7% to the Portfolio’s performance. The rationale for this theme was that depressed

European assets were recovering. Our End of the PC Era theme contributed 0.08% to performance. This theme reflected our view that the marketplace had become saturated with legacy computers and software and that the new technology era was likely to benefit consumer-driven web-based solutions and service providers.

The weakest theme and contribution to performance came from our Safe Haven Assets theme, whose rationale was that assets considered to be “safe haven” assets by investors were over-owned and overvalued, that interest rates had greater risk to the upside at then-current historic low yields, and that economic fears were subsiding. This theme detracted from performance by 2.2%. Our Margin Pressures theme detracted from performance by 0.9%. This theme reflected our belief that price takers lose out in a capacity-strained economy. Our Emerging Markets theme detracted from performance by 0.6%. The rationale for this theme was that many emerging markets had deteriorating economic fundamentals.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks were particularly weak?

During the reporting period, the strongest individual positive contributors to the Portfolio’s absolute performance were long holdings in metals & mining company Alcoa and energy equipment & services companies Schlumberger and Baker Hughes.

Over the same period, the weakest contributions to the Portfolio’s absolute performance were short holdings in Euro-Oat (French government bond) futures, Euro-Bund (German federal government) futures, and SPDR Select Utilities ETF.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we increased long exposure to Japan from 8% to 13% of net assets, which included individual equities as well as Tokyo Price Index futures. We increased the Portfolio’s short Margin Pressures theme from 7% to 20%. During the reporting period, we decreased the Portfolio’s long European holdings from 26% to 10% of net assets, and we decreased our long Capital Spending theme from 27% to 14%.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-320	MainStay VP Marketfield Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

We increased the Portfolio’s weighting in materials by 5.8 percentage points, from 14.2% of net assets at the beginning of the reporting period to 20% as of June 30, 2014. We increased the Portfolio’s financials position by 5.9 percentage points, from 9.8% to 15.7% of net assets. We decreased the Portfolio’s consumer discretionary holdings by 1 percentage point, from 10.7% of net assets at the beginning of the reporting period to 9.7% at the end. The Portfolio’s holdings in industrials declined by 5.3 percentage points, from 15.2% to 9.9% of net assets. We increased the Portfolio’s technology weighting by 5.3 percentage points, from 1.6% to 6.9% of net assets. The Portfolio’s energy weighting saw a 1.1 percentage point increase, from 5.6% of net assets at the beginning of the reporting period to 6.7% as of June 30, 2014.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the equity portion of the Portfolio was 86% long and 30% short. The net equity exposure was long 56%.2 As of the same date, the futures portion of the Portfolio was 1% long and 15% short. The net futures exposure was short 14%.

2.	See Portfolio of Investments on page M-322 for information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-321

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 71.3%†
Aerospace & Defense 0.9%
Precision Castparts Corp. (a)	16,006	$4,039,914

Auto Components 0.9%
Continental A.G.	14,024	3,248,199
ElringKlinger A.G.	27,996	1,155,223

		4,403,422

Automobiles 1.4%
Daimler A.G., Registered Shares	33,697	3,156,066
Fiat Industrial S.p.A. (b)	320,622	3,165,390

		6,321,456

Banks 9.6%
Banco Bilbao Vizcaya Argentaria S.A.	175,839	2,241,387
Banco Popular Espanol S.A.	318,841	2,130,555
♦Bank of Ireland (b)	23,380,956	7,875,825
Citigroup, Inc. (a)	95,308	4,489,007
Grupo Financiero Banorte S.A.B. de C.V. Class O	618,311	4,421,852
Itau Unibanco Holding S.A., ADR (a)	393,415	5,657,308
Sumitomo Mitsui Financial Group, Inc.	126,278	5,290,201
U.S. Bancorp	107,268	4,646,850
UniCredit S.p.A.	412,094	3,450,575
Wells Fargo & Co. (a)	94,392	4,961,243

		45,164,803

Building Products 0.7%
Geberit A.G.	9,506	3,336,962

Chemicals 2.8%
Eastman Chemical Co.	54,584	4,767,912
Potash Corporation of Saskatchewan, Inc. (a)	132,247	5,020,096
Sherwin-Williams Co. (The) (a)	16,484	3,410,705

		13,198,713

Commercial Services & Supplies 0.3%
Bilfinger S.E.	10,070	1,148,060

Construction Materials 4.5%
Buzzi Unicem S.p.A.	184,439	3,103,869
CRH PLC	131,779	3,385,154
Eagle Materials, Inc. (a)	57,933	5,461,923
HeidelbergCement A.G.	37,641	3,212,602
♦Taiheiyo Cement Corp.	1,463,994	5,896,151

		21,059,699

Consumer Finance 1.0%
Discover Financial Services (a)	78,584	4,870,636

	Shares	Value
Diversified Financial Services 0.8%
CME Group, Inc. (a)	54,204	$3,845,774

Electrical Equipment 0.1%
ABB, Ltd. (b)	28,027	645,367

Electronic Equipment, Instruments & Components 1.0%
Trimble Navigation, Ltd. (b)	123,392	4,559,334

Energy Equipment & Services 2.8%
♦Baker Hughes, Inc. (a)	80,918	6,024,345
♦Schlumberger, Ltd. (a)	58,840	6,940,178

		12,964,523

Food & Staples Retailing 1.0%
Costco Wholesale Corp. (a)	41,261	4,751,617

Hotels, Restaurants & Leisure 0.2%
Dalata Hotel Group, Ltd. (b)	273,233	1,120,768

Household Durables 6.7%
D.R. Horton, Inc. (a)	199,844	4,912,166
Lennar Corp. Class A (a)	110,813	4,651,930
Mohawk Industries, Inc. (a)(b)	31,722	4,388,421
PulteGroup, Inc. (a)	220,768	4,450,683
Ryland Group, Inc. (The) (a)	100,978	3,982,572
Sekisui House, Ltd.	322,814	4,426,126
Toll Brothers, Inc. (a)(b)	121,209	4,472,612

		31,284,510

Industrial Conglomerates 1.8%
3M Co. (a)	30,791	4,410,503
General Electric Co. (a)	155,077	4,075,423

		8,485,926

Internet Software & Services 1.6%
♦Facebook, Inc. Class A (a)(b)	109,846	7,391,537

IT Services 0.6%
Amadeus IT Holding S.A. Class A	64,996	2,680,651

Machinery 3.8%
Cummins, Inc. (a)	30,568	4,716,337
Deere & Co. (a)	47,143	4,268,799
Fanuc Corp.	23,154	3,992,896
Joy Global, Inc. (a)	77,039	4,744,062

		17,722,094

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-322	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining 11.9%
♦Alcoa, Inc. (a)	546,557	$8,138,234
Allegheny Technologies, Inc.	60,488	2,728,009
Anglo American PLC	60,186	1,472,933
♦BHP Billiton, Ltd., ADR	87,921	6,018,193
Carpenter Technology Corp.	41,649	2,634,299
Freeport-McMoRan Copper & Gold, Inc. (a)	131,636	4,804,714
Nippon Steel & Sumitomo Metal Corp.	1,495,930	4,784,377
Nucor Corp.	91,286	4,495,836
Rio Tinto PLC	77,533	4,124,667
Silver Wheaton Corp.	136,675	3,590,452
Steel Dynamics, Inc. (a)	230,605	4,139,360
Teck Resources, Ltd. Class B (a)	171,739	3,920,801
Vale S.A., Sponsored ADR	326,723	4,322,545
Walter Energy, Inc.	111,609	608,269

		55,782,689

Miscellaneous 0.9%
Merlin Properties Socimi S.A. (b)	301,725	3,986,918

Oil, Gas & Consumable Fuels 3.7%
Alpha Natural Resources, Inc. (a)(b)	248,067	920,328
Chesapeake Energy Corp. (a)	168,020	5,222,062
Devon Energy Corp.	71,647	5,688,772
EOG Resources, Inc.	48,110	5,622,135

		17,453,297

Real Estate Investment Trusts 0.6%
Green REIT PLC (b)	975,517	1,643,004
Hibernia REIT PLC (b)	611,375	929,243

		2,572,247

Real Estate Management & Development 4.6%
Deutsche Wohnen A.G.	83,087	1,791,894
Kennedy Wilson Europe Real Estate PLC (b)	243,357	4,581,293
Mitsubishi Estate Co., Ltd.	227,189	5,608,802
St. Joe Co. (The) (a)(b)	171,368	4,357,888
Sumitomo Realty & Development Co., Ltd.	126,276	5,418,506

		21,758,383

Road & Rail 0.6%
DSV A/S	92,202	3,005,749

Semiconductors & Semiconductor Equipment 2.2%
Intel Corp. (a)	167,019	5,160,887
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (a)	228,706	4,892,021

		10,052,908

Software 1.4%
FireEye, Inc. (b)	79,656	3,230,051
Splunk, Inc. (a)(b)	61,275	3,390,346

		6,620,397

	Shares	Value
Specialty Retail 1.0%
Home Depot, Inc. (The) (a)	57,759	$4,676,169

Trading Companies & Distributors 1.3%
Beacon Roofing Supply, Inc. (a)(b)	77,393	2,563,256
Wolseley PLC	63,533	3,482,634

		6,045,890

Transportation Infrastructure 0.6%
Abertis Infraestructuras S.A.	126,892	2,919,923

Total Common Stocks (Cost $304,422,964)		333,870,336

Exchange-Traded Funds 10.0% (c)
iShares Dow Jones U.S. Home Construction Index Fund (a)	212,537	5,270,917
♦iShares MSCI Japan Index Fund	1,411,469	16,994,087
♦iShares MSCI Mexico Investable Market Index Fund (a)	92,591	6,278,596
Market Vectors Agribusiness ETF (a)	104,593	5,753,661
Market Vectors Gold Miners ETF (a)	196,126	5,187,533
♦SPDR S&P Homebuilders	229,500	7,516,125

Total Exchange-Traded Funds (Cost $45,755,878)		47,000,919

Preferred Stocks 1.3%
Banks 1.1%
♦Bank of Ireland Trust-Preferred Security 10.24% (d)	3,377,000	5,086,540

Chemicals 0.2%
Fuchs Petrolub SE 2.09%	25,202	1,139,491

Total Preferred Stocks (Cost $5,888,948)		6,226,031

	Notional Amount
Purchased Options 0.3%
Purchased Call Options 0.2%
CNH/USD
Strike Price $6.167 Expires 2/27/15	26,292,012	532,886
Strike Price $6.722 Expires 12/9/14	13,500,000	4,739

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-323

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Number of Contracts	Value
Purchased Options (continued)
iShares Russell 2000 ETF
Strike Price $117.00 Expires 7/19/14	1,703	$379,769

Total Purchased Call Options (Cost $936,497)		917,394

	Notional Amount
Purchased Put Options 0.1%
EUR/USD
Strike Price $1.376 Expires 9/4/14	19,435,107	270,542
Strike Price $1.379 Expires 9/4/14	20,090,146	315,176

Total Purchased Put Options (Cost $1,143,683)		585,718

Total Purchased Options (Cost $2,080,180)		1,503,112

	Shares
Short-Term Investment 2.2%
Money Market Fund 2.2%
State Street Institutional Treasury Money Market Fund	10,000,038	10,000,038

Total Short-Term Investment (Cost $10,000,038)		10,000,038

Total Investments, Before Investments Sold Short (Cost $368,148,008) (h)	85.1%	398,600,436

Common Stocks Sold Short (13.0%)
Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	(40,191)	(2,563,784)

Beverages (1.1%)
Coca-Cola Co. (The)	(124,465)	(5,272,337)

Capital Markets (0.6%)
Deutsche Bank A.G.	(84,792)	(2,983,336)

Electric Utilities (1.3%)
Southern Co.	(133,899)	(6,076,337)

Food & Staples Retailing (0.6%)
Whole Foods Market, Inc.	(73,455)	(2,837,567)

	Shares	Value
Food Products (2.2%)
Danone	(74,415)	$(5,526,865)
Nestle S.A.	(58,068)	(4,498,502)

		(10,025,367)

Insurance (2.1%)
Allianz SE	(58,285)	(9,712,836)

Multi-Utilities (3.8%)
Consolidated Edison, Inc.	(88,930)	(5,134,818)
PG&E Corp.	(128,691)	(6,179,742)
Public Service Enterprise Group, Inc.	(76,511)	(3,120,884)
Wisconsin Energy Corp.	(72,714)	(3,411,741)

		(17,847,185)

Textiles, Apparel & Luxury Goods (0.7%)
Adidas A.G.	(33,115)	(3,354,124)

Total Common Stocks Sold Short (Proceeds $59,401,544)		(60,672,873)

Exchange-Traded Funds Sold Short (15.7%) (c)
Consumer Staples Select Sector Consumer Staples SPDR	(312,324)	(13,935,897)
iShares JP Morgan USD Emerging Markets Bond	(86,035)	(9,917,254)
S&P 500 Index—SPDR Trust Series 1	(93,206)	(18,242,278)
SPDR S&P Retail ETF	(172,342)	(14,959,286)
Vanguard FTSE Emerging Markets	(382,091)	(16,479,585)

Total Exchange-Traded Funds Sold Short (Cost $71,022,642)		(73,534,300)

Total Investments Sold Short (Proceeds $130,424,186) (e)	(28.7)%	(134,207,173)

Total Investments, Net of Investments Sold Short (Cost $237,723,822)	56.4	264,393,263
Other Assets, Less Liabilities	43.6	204,068,994
Net Assets	100.0%	$468,462,257

	Contracts Long	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.2%)
Yen Denom Nikkei September 2014 (f)	82	$1,737

Total Futures Contracts Long (Notional Amount $6,137,555)		1,737

M-324	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (continued)
CAC 40 Index 10 Euro July 2014 (f)	(142)	$173,282
Euro-Bund (German Federal Government) August 2014 (f)	(123)	(359,016)
Euro-OAT (French Government Bond) August 2014 (f)	(193)	(720,844)

Total Futures Contracts Short (Notional Amount $70,496,727)		(906,578)

Total Futures Contracts (Notional Amount $64,359,172)		$(904,841)

(a)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	As of June 30, 2014, cash in the amount of $136,372,802 is on deposit with broker for short sale transactions.

(f)	As of June 30, 2014, cash in the amount of $2,728,119 is on deposit with broker for futures transactions.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(h)	As of June 30, 2014, cost was $368,642,621 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$37,812,098
Gross unrealized depreciation	(7,854,283)

Net unrealized appreciation	$29,957,815

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

CNH—Chinese Offshore Yuan

ETF—Exchange-Traded Fund

EUR—Euro

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

At June 30, 2014, the Portfolio held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[4]
Republic of South Africa
5.50%, due 3/9/20	Citigroup	6/20/2019	Buy	$4,497	1.00%	$(241,023)	$(149,116)	$(91,907)
							$(149,116)	$(91,907)

1.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-325

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$333,870,336	$—	$—	$333,870,336
Exchange-Traded Funds	47,000,919	—	—	47,000,919
Preferred Stocks	1,139,491	5,086,540	—	6,226,031
Short-Term Investment
Money Market Fund	10,000,038	—	—	10,000,038

Total Investments in Securities	392,010,784	5,086,540	—	397,097,324

Other Financial Instruments
Futures Contracts Long (b)	1,737	—	—	1,737
Futures Contracts Short (b)	173,282	—	—	173,282
Purchased Call Options	917,394	—	—	917,394
Purchased Put Options	585,718	—	—	585,718

Total Other Financial Instruments	1,678,131	—	—	1,678,131

Total Investments in Securities and Other Financial Instruments	$393,688,915	$5,086,540	$—	$398,775,455

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(60,672,873)	$—	$—	$(60,672,873)
Exchange Traded Fund Sold Short	(73,534,300)	—	—	(73,534,300)

Total Investments in Securities Sold Short	(134,207,173)	—	—	(134,207,173)

Other Financial Instruments
Futures Contracts Short (b)	(1,079,860)	—	—	(1,079,860)
Credit Default Swap Contracts	—	(91,907)	—	(91,907)

Total Other Financial Instruments	(1,079,860)	(91,907)	—	(1,171,767)

Total Investments in Securities Sold Short and Other Financial Instruments	$(135,287,033)	$(91,907)	$—	$(135,378,940)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2004, the Portfolio did not hold any investment with significant unobservable inputs (Level 3). (See Note 2)

M-326	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $368,148,008)	$398,600,436
Cash collateral on deposit at broker	139,100,921
Cash	62,057,322
Cash denominated in foreign currencies (identified cost $26,913)	27,065
Receivables:
Investment securities sold	7,728,618
Fund shares sold	2,528,437
Dividends and interest	669,823
Premiums paid for swap contracts	241,023
Other assets	1,559

Total assets	610,955,204

Liabilities
Investments sold short (proceeds $130,424,186)	134,207,173
Payables:
Investment securities purchased	6,140,618
Unrealized depreciation on futures contracts (a)	904,841
Manager (See Note 3)	528,529
Dividends on investments sold short	410,802
NYLIFE Distributors (See Note 3)	74,834
Broker fees and charges on short sales	61,753
Professional fees	30,020
Custodian	20,497
Shareholder communication	18,750
Fund shares redeemed	1,856
Trustees	102
Unrealized depreciation on swap contracts	91,907
Accrued expenses	1,265

Total liabilities	142,492,947

Net assets	$468,462,257

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,589
Additional paid-in capital	463,219,195

463,262,784
Net investment loss	(2,688,453)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(17,802,249)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	29,455,680
Net unrealized appreciation (depreciation) on investments sold short	(3,782,987)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	17,482

Net assets	$468,462,257

Initial Class
Net assets applicable to outstanding shares	$96,043,407

Shares of beneficial interest outstanding	8,920,660

Net asset value per share outstanding	$10.77

Service Class
Net assets applicable to outstanding shares	$372,418,850

Shares of beneficial interest outstanding	34,668,557

Net asset value and offering price per share outstanding	$10.74

(a)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014. Margin payments are not paid or received daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-327

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,991,980
Interest	230,143

Total income	3,222,123

Expenses
Manager (See Note 3)	2,839,175
Dividends on investments sold short	1,872,000
Broker fees and charges on short sales	416,986
Distribution/Service—Service Class (See Note 3)	395,750
Professional fees	39,667
Shareholder communication	31,003
Custodian	28,030
Trustees	3,033
Miscellaneous	6,772

Total expenses	5,632,416

Net investment income (loss)	(2,410,293)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,299,028)
Investments sold short	(6,534,892)
Futures transactions	(3,906,798)
Written option transactions	199,967
Swap transactions	(507,112)
Foreign currency transactions	21,979

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(14,025,884)

Net change in unrealized appreciation (depreciation) on:
Investments	3,018,253
Investments sold short	313,570
Futures contracts	(1,347,804)
Swap contracts	(81,397)
Translation of other assets and liabilities in foreign currencies	19,714

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	1,922,336

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(12,103,548)

Net increase (decrease) in net assets resulting from operations	$(14,513,841)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $168,908.

M-328	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the period May 1, 2013 (inception date) through December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,410,293)	$(1,772,927)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(14,025,884)	(3,902,123)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	1,922,336	23,767,839

Net increase (decrease) in net assets resulting from operations	(14,513,841)	18,092,789

Capital share transactions:
Net proceeds from sale of shares	157,454,109	326,743,061
Cost of shares redeemed	(16,057,114)	(3,256,747)

Increase (decrease) in net assets derived from capital share transactions	141,396,995	323,486,314

Net increase (decrease) in net assets	126,883,154	341,579,103

Net Assets
Beginning of period	341,579,103	—

End of period	$468,462,257	$341,579,103

Net investment loss at end of period	$(2,688,453)	$(278,160)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-329

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		May 1, 2013** through December 31,
	2014*		2013
Net asset value at beginning of period	$11.15		$10.00

Net investment income (loss) (a)	(0.05)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.33)		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—

Total from investment operations	(0.38)		1.15

Net asset value at end of period	$10.77		$11.15

Total investment return (b)(c)	(3.41%)		11.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99	%)††	(1.35	%)††
Net expenses (excluding short sale expenses)	1.46	% ††	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.55	% ††	2.64	% ††
Short sale expenses	1.09	% ††	1.10	% ††
Portfolio turnover rate	41%		18%
Net assets at end of period (in 000’s)	$96,043		$88,557

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		May 1, 2013** through December 31,
	2014*		2013
Net asset value at beginning of period	$11.14		$10.00

Net investment income (loss) (a)	(0.07)		(0.11)
Net realized and unrealized gain (loss) on investments	(0.33)		1.25

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—

Total from investment operations	(0.40)		1.14

Net asset value at end of period	$10.74		$11.14

Total investment return (b)(c)	(3.59%)		11.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.25	%)††	(1.55	%)††
Net expenses (excluding short sales expenses)	1.70	% ††	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.84	% ††	2.79	% ††
Short sale expenses	1.14	% ††	1.00	% ††
Portfolio turnover rate	41%		18%
Net assets at end of period (in 000’s)	$372,419		$253,022

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-330	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	16.92%	28.23%	19.77%	0.79%
Service Class Shares	16.78	27.91	19.47	1.04

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	15.83%	23.48%	11.80%
Average Lipper Variable Products Utility Portfolio[4]	17.20	26.37	17.80

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-331

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,169.20	$4.14	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,167.80	$5.48	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-332	MainStay VP MFS Utilities Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-336 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	NextEra Energy, Inc.

2.	NRG Energy, Inc.

3.	PPL Corp.

4.	Comcast Corp. Class A

5.	Williams Cos., Inc. (The)
6.	Exelon Corp.

7.	Dominion Resources, Inc.

8.	Calpine Corp.

9.	EDP—Energias de Portugal S.A.

10.	CMS Energy Corp.

M-333

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, and Claud P. Davis of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP MFS® Utilities Portfolio returned 16.92% for Initial Class shares and 16.78% for Service Class shares. Both share classes outperformed the 15.83% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s broad-based securities-market index, and underperformed the 17.20% return of the average Lipper1 Variable Products Utility Portfolio during the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Strong stock selection in electric power was the largest positive factor affecting the Portfolio’s performance relative to the Dow Jones Global Utilities Index. Other positive factors included stock selection in energy—independent, an underweight position and stock selection in natural gas distribution, and an overweight position in the natural gas pipeline industry.

Out-of-benchmark positions in the wireless communications and cable TV industries weighed on relative returns, as both industries posted positive performance but underperformed the Index. The Portfolio’s cash allocation also detracted from relative performance in a period when utility stocks were strong performers.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

During the reporting period, electric power, energy—independent, and natural gas distribution made the strongest positive industry contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index. (Contributions take weightings and total returns into account.) Out-of-benchmark positions in the wireless communications, cable TV and oil service industries were the most substantial detractors from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Electric power company EDP—Energias de Portugal, power and energy company NRG and natural gas pipeline operator Williams Cos. were the stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period. Telecommunications providers Mobile Telesystems, Vodafone Group and Brasil Telecom made the weakest individual contributions to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in utility services provider Exelon. The company announced that it would acquire Pepco Holdings, expanding its footprint in the Mid-Atlantic region. We also added to energy and utility holding company PPL, believing that there was an opportunity for upside if the company could spin off its merchant-power-generation business. We believed that both stocks might benefit from an improving power market.

During the reporting period, the Portfolio eliminated Brazilian utility Cia Energetica de Minas Gerais IPS after its strong recent performance. We also trimmed the Portfolio’s position in energy delivery company Centerpoint after a strong run-up in the stock.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its exposure to electric power and telephone services while modestly decreasing its exposure to natural gas distribution and cable TV.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-334	MainStay VP MFS Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio held significantly overweight positions relative to the Dow Jones Global Utilities Index in the natural gas pipeline and cable TV industries. As of the same date, the Portfolio held a very significantly underweight position in electric power and a significantly underweight position in natural gas distribution.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-335

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 0.8%† Convertible Bond 0.7%
Telecommunications 0.7%
SBA Communications Corp. 4.00%, due 10/1/14	$2,867,193	$9,601,513

Total Convertible Bond (Cost $5,154,155)		9,601,513

Corporate Bond 0.1%
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (a)(f)	1,045,000	1,146,888

Total Corporate Bond (Cost $1,023,975)		1,146,888

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 11.605%, due 1/5/23 (a)(b)(c)(f)	18,136	1,505

Total Mortgage-Backed Security (Cost $1,054)		1,505

Total Long-Term Bonds (Cost $6,179,184)		10,749,906

	Shares
Common Stocks 92.1%
Commercial Services & Supplies 0.3%
Covanta Holding Corp.	188,670	3,888,489

Diversified Telecommunication Services 7.2%
Bezeq-The Israeli Telecommunication Corp., Ltd.	7,260,009	13,603,922
CenturyLink, Inc.	205,145	7,426,249
Com Hem Holding AB (d)	312,390	2,945,510
Hellenic Telecommunications Organization S.A. (d)	497,878	7,362,840
Iliad S.A.	7,300	2,206,593
Oi S.A.	3,075,038	2,894,808
TDC A/S	960,529	9,940,735
Telecom Italia S.p.A. (d)	533,151	675,290
Telecom Italia—RSP S.p.A.	12,467,075	12,316,849
Telekomunikasi Indonesia Persero Tbk PT	6,722,000	1,397,700
Verizon Communications, Inc.	452,406	22,136,226
Windstream Holdings, Inc.	426,939	4,252,312

	Shares	Value
Diversified Telecommunication Services (continued)
XL Axiata Tbk PT	8,699,500	$3,742,509
Ziggo N.V.	245,441	11,349,504

		102,251,047

Electric Utilities 24.9%
ALLETE, Inc.	182,693	9,381,286
American Electric Power Co., Inc.	489,798	27,316,034
Cheung Kong Infrastructure Holdings, Ltd.	1,280,000	8,860,446
Cia Paranaense de Energia Class B, Sponsored ADR	224,814	3,441,902
CPFL Energia S.A.	724,628	6,667,430
Duke Energy Corp.	96,747	7,177,660
Edison International	420,018	24,407,246
♦EDP—Energias de Portugal S.A.	7,379,218	37,022,395
EDP—Energias do Brasil S.A.	2,568,900	12,614,874
Enel S.p.A.	122,260	712,165
Equatorial Energia S.A.	68,558	780,063
♦Exelon Corp.	780,267	28,464,140
Iberdrola S.A.	561,610	4,293,398
ITC Holdings Corp.	220,449	8,041,980
Light S.A.	566,219	5,525,088
♦NextEra Energy, Inc.	345,324	35,388,804
Northeast Utilities	448,233	21,187,974
NRG Yield, Inc. Class A	47,880	2,492,154
OGE Energy Corp.	497,542	19,443,941
Pinnacle West Capital Corp.	211,430	12,229,111
Portland General Electric Co.	188,081	6,520,768
♦PPL Corp.	1,209,413	42,970,444
Red Electrica Corp. S.A.	137,507	12,577,663
SSE PLC	593,713	15,921,979
Westar Energy, Inc.	58,960	2,251,682

		355,690,627

Gas Utilities 3.7%
APA Group	727,116	4,724,017
China Resources Gas Group, Ltd.	2,680,000	8,419,952
Enagas S.A.	492,177	15,837,546
Gas Natural SDG S.A.	268,412	8,477,232
Infraestructura Energetica Nova S.A.B. de C.V.	552,400	3,064,844
Questar Corp.	115,440	2,862,912
Snam S.p.A.	1,484,351	8,943,098

		52,329,601

Independent Power & Renewable Electricity Producers 11.7%
Abengoa Yield PLC (d)	148,752	5,625,801
AES Corp. (The)	1,631,268	25,366,217
Aksa Enerji Uretim AS (d)	3,318,674	4,386,051
♦Calpine Corp. (d)	1,563,490	37,226,697
China Longyuan Power Group Corp.	3,620,000	3,923,410

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

M-336	MainStay VP MFS Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Independent Power & Renewable Electricity Producers (continued)
Drax Group PLC	831,721	$9,116,923
Dynegy, Inc. (d)	24,550	854,340
EDP Renovaveis S.A.	3,548,542	26,423,349
Enel Green Power S.p.A.	517,620	1,465,751
Infinis Energy PLC (d)	796,068	3,132,136
NextEra Energy Partners, L.P. (d)	32,830	1,100,133
♦NRG Energy, Inc.	1,214,110	45,164,892
Pattern Energy Group, Inc.	58,370	1,932,631
Tractebel Energia S.A.	84,900	1,268,024

		166,986,355

Media 9.5%
Altice S.A. (d)	112,028	7,804,991
Astro Malaysia Holdings Bhd	7,034,200	7,689,206
Charter Communications, Inc. Class A (d)	74,065	11,730,415
♦Comcast Corp. Class A	795,586	42,428,601
Liberty Global PLC Class A (d)	92,519	4,091,190
Liberty Global PLC Class C (d)	421,363	17,827,868
Quebecor, Inc. Class B	300,140	7,262,654
Time Warner Cable, Inc.	136,380	20,088,774
Twenty-First Century Fox, Inc. Class A	455,631	16,015,430

		134,939,129

Multi-Utilities 11.7%
AGL Energy, Ltd.	258,189	3,768,749
Alliant Energy Corp.	71,055	4,324,407
Ameren Corp.	47,080	1,924,630
Canadian Utilities, Ltd. Class A	87,610	3,284,195
CenterPoint Energy, Inc.	55,893	1,427,507
♦CMS Energy Corp.	1,101,892	34,323,936
♦Dominion Resources, Inc. (d)	250,183	17,893,088
DTE Energy Co.	260,336	20,272,364
GDF Suez	605,753	16,676,248
NiSource, Inc.	122,084	4,802,785
Public Service Enterprise Group, Inc.	661,408	26,978,832
Sempra Energy	292,943	30,674,062
Wisconsin Energy Corp.	15,505	727,495

		167,078,298

Oil, Gas & Consumable Fuels 16.3%
Access Midstream Partners, L.P.	38,308	2,434,473
Anadarko Petroleum Corp.	105,900	11,592,873
Antero Resources Corp. (d)	79,000	5,184,770
Cheniere Energy, Inc. (d)	118,813	8,518,892
DCP Midstream Partners, L.P.	23,520	1,340,640
El Paso Pipeline Partners, L.P.	19,997	724,491
Enable Midstream Partners, L.P. (d)	66,460	1,740,587
Enbridge, Inc.	282,610	13,409,441
Energen Corp.	134,424	11,947,605
Energy Transfer Equity, L.P.	12,990	765,631
EQT Corp.	146,040	15,611,676

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	894,330	$32,428,406
MarkWest Energy Partners, L.P.	63,271	4,528,938
Noble Energy, Inc.	57,593	4,461,154
ONEOK Partners, L.P.	128,331	7,520,197
ONEOK, Inc.	324,458	22,089,101
Plains All American Pipeline, L.P.	48,723	2,925,816
Plains Gp Holdings, L.P. Class A	111,464	3,565,733
SemGroup Corp. Class A	54,122	4,267,520
Spectra Energy Corp.	336,985	14,315,123
Targa Resources Corp.	6,473	903,437
TransCanada Corp.	164,283	7,841,182
Western Gas Equity Partners, L.P.	85,100	5,335,770
♦Williams Cos., Inc. (The)	677,202	39,419,928
Williams Partners, L.P.	182,911	9,930,238

		232,803,622

Real Estate Investment Trusts 1.7%
American Tower Corp.	274,625	24,710,758

Wireless Telecommunication Services 5.1%
Cellcom Israel, Ltd.	404,637	4,892,061
KDDI Corp.	94,500	5,763,936
Megafon OAO, GDR (d)	244,432	7,699,608
Mobile Telesystems OJSC (f)	157,180	1,397,202
Mobile Telesystems OJSC, Sponsored ADR	764,281	15,086,907
SBA Communications Corp. Class A (d)	107,522	10,999,500
Tim Participacoes S.A., ADR	239,924	6,964,994
Turkcell Iletisim Hizmetleri AS (d)	1,413,700	8,841,464
Vodafone Group PLC	3,542,942	11,823,611

		73,469,283

Total Common Stocks (Cost $1,043,362,255)		1,314,147,209

Convertible Preferred Stocks 3.2%
Electric Utilities 1.5%
♦Exelon Corp. (d) 6.50%	196,943	10,624,405
♦NextEra Energy, Inc. 5.889%	170,970	11,111,340

		21,735,745

Multi-Utilities 1.4%
♦Dominion Resources, Inc.
6.00%	157,564	9,141,863
6.125%	129,614	7,472,247
6.375% (d)	53,700	2,825,963

		19,440,073

Real Estate Investment Trusts 0.3%
American Tower Corp. (d) 5.25% Series A	39,930	4,248,552

Total Convertible Preferred Stocks (Cost $40,093,368)		45,424,370

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-337

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Preferred Stocks 1.4%
Diversified Telecommunication Services 0.6%
Oi S.A. 16.84%	10,089,050	$8,904,117

Electric Utilities 0.8%
Cia Paranaense de Energia Class B 2.75%	705,900	10,824,120

Total Preferred Stocks (Cost $19,280,303)		19,728,237

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $35,539,480 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $38,305,000 and a Market Value of $36,251,660)	$35,539,480	35,539,480

Total Short-Term Investment (Cost $35,539,480)		35,539,480

Total Investments (Cost $1,144,454,590) (g)	100.0%	1,425,589,202
Other Assets, Less Liabilities	0.0 ‡	404,847
Net Assets	100.0%	$1,425,994,049
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

(c)	Illiquid security—The total market value of these securities as of June 30, 2014, was $1,505, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, the total market value of fair valued securities was $1,397,202, which represented 0.1% of the Portfolio’s net assets.
(f)	Restricted security.

(g)	As of June 30, 2014, cost was $1,146,474,350 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$297,130,334
Gross unrealized depreciation	(18,015,482)

Net unrealized appreciation	$279,114,852

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

M-338	MainStay VP MFS Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/11/14	Barclays Bank PLC	EUR	319,048	USD	434,668	USD	2,220
Euro vs. U.S. Dollar	9/19/14	Barclays Bank PLC		656,000		887,870		10,657
Euro vs. U.S. Dollar	7/11/14	Citibank N.A.		1,121,727		1,544,259		(8,226)
Euro vs. U.S. Dollar	7/11/14	Credit Suisse International		2,789,036		3,845,204		(26,048)
Euro vs. U.S. Dollar	7/11/14	Deutsche Bank A.G.		1,642,439		2,263,376		(14,308)
Euro vs. U.S. Dollar	7/11/14	JPMorgan Chase Bank		610,818		843,733		(7,311)
Euro vs. U.S. Dollar	7/11/14	UBS A.G.		4,920,431		6,749,282		(11,506)
Pound Sterling vs. U.S. Dollar	7/11/14	Barclays Bank PLC	GBP	962,478		1,602,390		44,679
Pound Sterling vs. U.S. Dollar	7/11/14	Credit Suisse International		736,399		1,249,074		11,110
Pound Sterling vs. U.S. Dollar	7/11/14	Deutsche Bank A.G.		93,196		156,551		2,933
Pound Sterling vs. U.S. Dollar	7/11/14	UBS A.G.		149,409		251,452		4,228

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	7/11/14	Barclays Bank PLC	EUR	1,031,067	USD	1,401,621	USD	(10,269)
Euro vs. U.S. Dollar	7/11/14	Credit Suisse International		33,361,353		45,802,705		119,447
Euro vs. U.S. Dollar	7/11/14	Deutsche Bank A.G.		16,328,182		22,471,069		112,128
Euro vs. U.S. Dollar	7/11/14	JPMorgan Chase Bank		36,783,095		50,547,648		178,842
Euro vs. U.S. Dollar	7/11/14	UBS A.G.		1,548,836		2,137,251		16,357
Pound Sterling vs. U.S. Dollar	7/11/14	Barclays Bank PLC	GBP	692,647		1,166,272		(19,041)
Pound Sterling vs. U.S. Dollar	7/11/14	Credit Suisse International		8,010,042		13,398,637		(308,785)
Pound Sterling vs. U.S. Dollar	7/11/14	Deutsche Bank A.G.		148,261		247,595		(6,120)
Pound Sterling vs. U.S. Dollar	7/11/14	Goldman Sachs & Co.		473,288		789,880		(20,048)
Pound Sterling vs. U.S. Dollar	7/11/14	JPMorgan Chase Bank		61,870		103,861		(2,017)
Pound Sterling vs. U.S. Dollar	7/11/14	Merrill Lynch International Bank		8,010,041		13,399,678		(307,744)
Pound Sterling vs. U.S. Dollar	7/11/14	UBS A.G.		734,621		1,232,498		(24,643)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(263,465)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-339

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$9,601,513	$—	$9,601,513
Corporate Bond	—	1,146,888	—	1,146,888
Mortgage-Backed Security	—	1,505	—	1,505

Total Long-Term Bonds	—	10,749,906	—	10,749,906

Common Stocks	1,312,750,007	1,397,202	—	1,314,147,209
Convertible Preferred Stocks	45,424,370	—	—	45,424,370
Preferred Stocks	19,728,237	—	—	19,728,237
Short-Term Investment
Repurchase Agreement	—	35,539,480	—	35,539,480

Total Investments in Securities	1,377,902,614	47,686,588	—	1,425,589,202

Other Financial Instruments
Foreign Currency Forward Contract (b)	—	502,601	—	502,601

Total Investments in Securities and Other Financial Instruments	$1,377,902,614	$48,189,189	$—	$1,426,091,803

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(766,066)	$—	$(766,066)

Total Other Financial Instruments	$—	$(766,066)	$—	$(766,066)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-340	MainStay VP MFS Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,144,454,590)	$1,425,589,202
Cash denominated in foreign currencies (identified cost $346,956)	348,002
Receivables:
Investment securities sold	5,544,366
Dividends and interest	4,527,024
Fund shares sold	1,839,702
Other assets	5,781
Unrealized appreciation on foreign currency forward contracts	502,601

Total assets	1,438,356,678

Liabilities
Payables:
Investment securities purchased	9,613,273
Manager (See Note 3)	821,635
Fund shares redeemed	725,579
NYLIFE Distributors (See Note 3)	267,894
Shareholder communication	75,078
Custodian	58,316
Professional fees	32,220
Trustees	1,604
Accrued expenses	964
Unrealized depreciation on foreign currency forward contracts	766,066

Total liabilities	12,362,629

Net assets	$1,425,994,049

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,830
Additional paid-in capital	1,014,353,721

1,014,450,551
Undistributed net investment income	48,200,903
Accumulated net realized gain (loss) on investments and foreign currency transactions	82,408,812
Net unrealized appreciation (depreciation) on investments	281,134,612
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(200,829)

Net assets	$1,425,994,049

Initial Class
Net assets applicable to outstanding shares	$83,560,376

Shares of beneficial interest outstanding	5,650,409

Net asset value per share outstanding	$14.79

Service Class
Net assets applicable to outstanding shares	$1,342,433,673

Shares of beneficial interest outstanding	91,179,168

Net asset value per share outstanding	$14.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-341

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$30,512,557
Interest	128,371

Total income	30,640,928

Expenses
Manager (See Note 3)	4,543,747
Distribution and service—Service Class (See Note 3)	1,469,219
Custodian	148,972
Shareholder communication	93,152
Professional fees	42,857
Trustees	10,370
Miscellaneous	19,308

Total expenses before waiver/reimbursement	6,327,625
Expense waiver/reimbursement from Manager (See Note 3)	(20,960)

Net expenses	6,306,665

Net investment income (loss)	24,334,263

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	27,946,264
Foreign currency transactions	(2,767,419)

Net realized gain (loss) on investments and foreign currency transactions	25,178,845

Net change in unrealized appreciation (depreciation) on:
Investments	148,885,642
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,127,320

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	151,012,962

Net realized and unrealized gain (loss) on investments and foreign currency transactions	176,191,807

Net increase (decrease) in net assets resulting from operations	$200,526,070

(a)	Dividends recorded net of foreign withholding taxes in the amount of $911,171.

M-342	MainStay VP MFS Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,334,263	$28,525,253
Net realized gain (loss) on investments and foreign currency transactions	25,178,845	52,257,521
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	151,012,962	99,325,654

Net increase (decrease) in net assets resulting from operations	200,526,070	180,108,428

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,515,367)
Service Class	—	(21,599,728)

	—	(23,115,095)

From net realized gain on investments:
Initial Class	—	(836,734)
Service Class	—	(12,834,886)

	—	(13,671,620)

Total dividends and distributions to shareholders	—	(36,786,715)

Capital share transactions:
Net proceeds from sale of shares	112,336,789	221,480,430
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	36,786,715
Cost of shares redeemed	(52,256,231)	(86,668,372)

Increase (decrease) in net assets derived from capital share transactions	60,080,558	171,598,773

Net increase (decrease) in net assets	260,606,628	314,920,486

Net Assets
Beginning of period	1,165,387,421	850,466,935

End of period	$1,425,994,049	$1,165,387,421

Undistributed net investment income at end of period	$48,200,903	$23,866,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-343

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.28		0.37	0.33
Net realized and unrealized gain (loss) on investments	1.87		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.05)	(0.00	)‡

Total from investment operations	2.14		2.20	0.89

Less dividends and distributions
From net investment income	—		(0.28)	—
From net realized gain on investments	—		(0.16)	—

Total dividends and distributions	—		(0.44)	—

Net asset value at end of period	$14.79		$12.65	$10.89

Total investment return	16.92	%(b)	20.33%	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14	%††	3.03%	3.66	%††
Net expenses	0.77	%††	0.79%	0.80	%††
Expenses (before waiver/reimbursement)	0.78%		—	—
Portfolio turnover rate	20%		45%	43%
Net assets at end of period (in 000’s)	$83,560		$70,290	$56,565

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-344	MainStay VP MFS Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.26		0.34	0.30
Net realized and unrealized gain (loss) on investments	1.86		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.05)	(0.00	)‡

Total from investment operations	2.11		2.16	0.87

Less dividends and distributions
From net investment income	—		(0.26)	—
From net realized gain on investments	—		(0.16)	—

Total dividends and distributions	—		(0.42)	—

Net asset value at end of period	$14.72		$12.61	$10.87

Total investment return	16.73	%(b)(c)	20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88	%††	2.78%	3.26	%††
Net expenses	1.02	%††	1.04%	1.05	%††
Expenses (before waiver/reimbursement)	1.03%		—	—
Portfolio turnover rate	20%		45%	43%
Net assets at end of period (in 000’s)	$1,342,434		$1,095,097	$793,902

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-345

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	8.87%	30.56%	22.54%	10.75%	0.92%
Service Class Shares	8.74	30.23	22.23	10.47	1.17

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	8.67%	26.85%	22.07%	10.43%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	7.42	25.96	20.91	9.59

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-346	MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,088.70	$4.40	$1,020.60	$4.26

Service Class Shares	$1,000.00	$1,087.40	$5.69	$1,019.30	$5.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-347

Industry Composition as of June 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	7.0%
Insurance	6.5
Real Estate Investment Trusts	5.6
Health Care Providers & Services	5.2
Specialty Retail	3.9
Media	3.8
Airlines	3.2
Technology Hardware, Storage & Peripherals	3.2
Energy Equipment & Services	3.1
Semiconductors & Semiconductor Equipment	2.9
Software	2.5
Multiline Retail	2.4
Capital Markets	2.3
IT Services	2.3
Communications Equipment	2.2
Hotels, Restaurants & Leisure	2.2
Machinery	2.2
Aerospace & Defense	2.1
Beverages	2.0
Commercial Services & Supplies	2.0
Diversified Telecommunication Services	2.0
Textiles, Apparel & Luxury Goods	1.8
Food Products	1.7
Household Durables	1.6
Internet Software & Services	1.5
Health Care Equipment & Supplies	1.4
Metals & Mining	1.4
Road & Rail	1.4
Electric Utilities	1.3
Food & Staples Retailing	1.3

Diversified Financial Services	1.2%
Electronic Equipment, Instruments & Components	1.2
Pharmaceuticals	1.2
Chemicals	1.1
Exchange-Traded Funds	1.0
Internet & Catalog Retail	1.0
Automobiles	0.9
Diversified Consumer Services	0.9
Household Products	0.9
Independent Power & Renewable Electricity Producers	0.9
Tobacco	0.9
Biotechnology	0.8
Multi-Utilities	0.8
Trading Companies & Distributors	0.7
Life Sciences Tools & Services	0.6
Marine	0.6
Paper & Forest Products	0.6
Real Estate Management & Development	0.6
Auto Components	0.4
Banks	0.4
Industrial Conglomerates	0.4
Personal Products	0.4
Professional Services	0.2
Consumer Finance	0.1
Containers & Packaging	0.1
Electrical Equipment	0.0	‡
Wireless Telecommunication Services	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-351 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Kroger Co. (The)

2.	SanDisk Corp.

3.	Cigna Corp.

4.	Ameriprise Financial, Inc.

5.	Cardinal Health, Inc.
6.	Lorillard, Inc.

7.	Western Digital Corp.

8.	Micron Technology, Inc.

9.	Humana, Inc.

10.	Macy’s, Inc.

M-348	MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Mid Cap Core Portfolio returned 8.87% for Initial Class shares and 8.74% for Service Class shares. Over the same period, both share classes outperformed the 8.67% return of the Russell Midcap® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also outperformed the 7.42% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, Mona Patni was added as a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underlying stock selection model performed well during the reporting period, helped by the strength of valuation factors, particularly operating cash flow factors. Sales multiple was also effective in identifying attractively valued stocks. On the other hand, price momentum factors, which are designed to identify market trends, faced challenges in a period when conflicting risk themes affected market dynamics. Although utilities and other yield-heavy stocks drove market leadership, certain low-quality and high-beta2 segments of the market also rallied, as investors sought to add risk in a low-volatility environment. Overall, our stock-selection model successfully blended various factor signals and helped the Portfolio outperform the Russell Midcap® Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s relative performance came from industrials, followed by information technology. (Contributions take weightings and total returns into account.) Strong stock selection was the primary driver in both sectors. An overweight position in the telecommunication services sector also helped from an allocation standpoint, as the sector’s return significantly outpaced that of the Russell Midcap® Index. The sectors that detracted the most from the Portfolio’s relative performance were financials, consumer discretionary and health care. While unfavorable stock selection was the primary reason for the weakness in all three sectors, an overweight position in the consumer discretionary sector and an underweight position in health care also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance were semiconductor companies Micron Technology and Skyworks Solutions, followed by rail car manufacturer Trinity Industries. All three were relatively large positions in the Portfolio because of their weight in the Russell Midcap® Index and their return potential, and each stock outperformed the benchmark during the reporting period.

The greatest detractors in terms of absolute performance were specialty retailers, including consumer electronics retailer Best Buy, fashion retailer Coach and video game retailer GameStop. The Portfolio held an overweight position relative to the Russell Midcap® Index in Best Buy at the beginning of the reporting period. Unfortunately, the stock price declined when the company announced disappointing holiday-season results. The Portfolio sold shares of Best Buy by March to the lowest holding the stock-selection model would allow. Coach also represented a relatively large position in January, when its shares dropped on news that the company’s North American holiday sales were weak. The Portfolio started reducing its position as the stock’s return potential diminished, ending the reporting period with an underweight position relative to the Russell Midcap® Index. GameStop also suffered from slow holiday sales. What’s more, the company faced threats from digital game channels and attempts by mass market retailers such as Wal-Mart Stores to capture market share. The Portfolio sold out of GameStop by March,

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-349

when our model no longer deemed the stock attractive.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a large position in managed health company Cigna in May and June of 2014 because of the stock’s attractive valuation and improving momentum scores. The Portfolio also initiated a position in aluminum producer Alcoa in January because of the stock’s strong valuation score. As the stock’s sentiment and momentum readings improved, the Portfolio built a significantly overweight position in Alcoa.

The Portfolio held a relatively large position in personal products company Nu Skin Enterprises in January 2014. When allegations regarding a pyramid scheme in China caused the company’s shares to fall, the Portfolio began trimming its position as a risk control measure. By March, we had eliminated the stock from the Portfolio. We began trimming the Portfolio’s position in human-resource consultant Towers Watson in January, when earnings-quality, momentum and sentiment readings began to deteriorate. By May, the Portfolio had sold its entire position in the stock.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector weighting increase was in energy,

where the Portfolio moved from a modestly underweight position relative to the Russell Midcap® Index to a substantially overweight position. The increase resulted mostly from purchases in oil & gas exploration & production companies and some oil & gas refining & marketing companies. In the consumer staples sector, purchases among food and beverage stocks also shifted the Portfolio from an underweight to an overweight position relative to the benchmark.

Information technology saw the most substantial decrease in relative sector weighting, as the Portfolio moved from a substantially overweight position relative to the Russell Midcap® Index to a modestly underweight position. The Portfolio reduced its holdings in certain Internet software and IT services companies. In health care, selling shares of certain pharmaceutical and hospital companies moved the Portfolio from a modestly overweight position to one that was underweight relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was most substantially overweight relative to the Russell Midcap® Index in the energy sector, followed by consumer discretionary and consumer staples. As of the same date, the Portfolio’s most substantially underweight sector was financials, followed by utilities and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-350	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 2.1%
Huntington Ingalls Industries, Inc.	30,843	$2,917,439
L-3 Communications Holdings, Inc.	46,574	5,623,810
Spirit AeroSystems Holdings, Inc. Class A (a)	147,534	4,971,896
Textron, Inc.	133,241	5,101,798

		18,614,943

Airlines 3.2%
Alaska Air Group, Inc.	57,165	5,433,533
Copa Holdings S.A. Class A	36,927	5,264,682
Delta Air Lines, Inc.	182,172	7,053,700
Southwest Airlines Co.	286,174	7,686,634
United Continental Holdings, Inc. (a)	88,784	3,646,359

		29,084,908

Auto Components 0.4%
Delphi Automotive PLC	1,623	111,565
Lear Corp.	42,597	3,804,764

		3,916,329

Automobiles 0.9%
Harley-Davidson, Inc.	77,776	5,432,654
Tesla Motors, Inc. (a)	12,403	2,977,464

		8,410,118

Banks 0.4%
Comerica, Inc.	22,704	1,138,833
KeyCorp	98,626	1,413,311
SunTrust Banks, Inc.	34,406	1,378,304

		3,930,448

Beverages 2.0%
Coca-Cola Enterprises, Inc.	108,745	5,195,836
Dr. Pepper Snapple Group, Inc.	111,403	6,525,988
Molson Coors Brewing Co. Class B	90,511	6,712,296

		18,434,120

Biotechnology 0.8%
Myriad Genetics, Inc. (a)	54,868	2,135,462
United Therapeutics Corp. (a)	56,200	4,973,138

		7,108,600

Capital Markets 2.3%
♦Ameriprise Financial, Inc.	69,146	8,297,520
Artisan Partners Asset Management, Inc. Class A	12,155	688,945
Lazard, Ltd. Class A	112,590	5,805,140
Legg Mason, Inc.	111,718	5,732,251
T. Rowe Price Group, Inc.	1,444	121,888
Waddell & Reed Financial, Inc. Class A	447	27,978

		20,673,722

	Shares	Value
Chemicals 1.1%
Cabot Corp.	36,425	$2,112,286
CF Industries Holdings, Inc.	20,564	4,946,259
Eastman Chemical Co.	8,864	774,270
Kronos Worldwide, Inc.	60,037	940,780
Mosaic Co. (The)	3,241	160,280
Scotts Miracle-Gro Co. (The) Class A	23,182	1,318,129

		10,252,004

Commercial Services & Supplies 2.0%
Clean Harbors, Inc. (a)	28,547	1,834,145
Covanta Holding Corp.	246,850	5,087,578
Pitney Bowes, Inc.	206,077	5,691,847
R.R. Donnelley & Sons Co.	325,566	5,521,599

		18,135,169

Communications Equipment 2.2%
Arris Group, Inc. (a)	41,297	1,343,391
Brocade Communications Systems, Inc.	373,126	3,432,759
CommScope Holding Co., Inc. (a)	25,218	583,292
EchoStar Corp. Class A (a)	72,073	3,815,545
Harris Corp.	4,118	311,939
Juniper Networks, Inc. (a)	255,156	6,261,528
Polycom, Inc. (a)	298,467	3,739,792

		19,488,246

Consumer Finance 0.1%
Navient Corp.	63,128	1,117,997

Containers & Packaging 0.1%
Ball Corp.	12,286	770,086

Diversified Consumer Services 0.9%
Apollo Education Group, Inc. (a)	98,097	3,065,531
DeVry Education Group, Inc.	120,010	5,081,223
Weight Watchers International, Inc.	19,233	387,930

		8,534,684

Diversified Financial Services 1.2%
Interactive Brokers Group, Inc. Class A	181,426	4,225,411
Leucadia National Corp.	14,821	388,607
Moody’s Corp.	30,457	2,669,861
NASDAQ OMX Group, Inc. (The)	88,247	3,408,099

		10,691,978

Diversified Telecommunication Services 2.0%
Frontier Communications Corp.	973,177	5,683,354
Intelsat S.A. (a)	11,364	214,098
Level 3 Communications, Inc. (a)	134,199	5,892,678
Windstream Holdings, Inc.	588,063	5,857,107

		17,647,237

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-351

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.3%
Edison International	92,457	$5,372,676
Entergy Corp.	65,378	5,366,880
Xcel Energy, Inc.	36,889	1,188,933

		11,928,489

Electrical Equipment 0.0%‡
Regal-Beloit Corp.	4,811	377,952

Electronic Equipment, Instruments & Components 1.2%
CDW Corp.	112,776	3,595,299
Dolby Laboratories, Inc. Class A (a)	93,473	4,038,034
Tech Data Corp. (a)	22,703	1,419,392
Vishay Intertechnology, Inc.	93,197	1,443,621

		10,496,346

Energy Equipment & Services 3.1%
Nabors Industries, Ltd.	222,222	6,526,660
Patterson-UTI Energy, Inc.	164,504	5,747,770
RPC, Inc.	192,040	4,511,020
Superior Energy Services, Inc.	148,695	5,373,837
Unit Corp. (a)	80,912	5,569,173

		27,728,460

Food & Staples Retailing 1.3%
♦Kroger Co. (The)	174,949	8,647,729
Rite Aid Corp. (a)	206,245	1,478,777
Safeway, Inc.	34,274	1,176,969

		11,303,475

Food Products 1.7%
ConAgra Foods, Inc.	1,855	55,056
Hormel Foods Corp.	77,962	3,847,425
Ingredion, Inc.	35,888	2,693,035
Keurig Green Mountain, Inc.	10,595	1,320,243
Pilgrim’s Pride Corp. (a)	50,271	1,375,415
Tyson Foods, Inc. Class A	167,359	6,282,657

		15,573,831

Health Care Equipment & Supplies 1.4%
C.R. Bard, Inc.	43,593	6,234,235
Edwards Lifesciences Corp. (a)	33,388	2,866,026
Hill-Rom Holdings, Inc.	81,737	3,392,903

		12,493,164

Health Care Providers & Services 5.2%
♦Cardinal Health, Inc.	119,697	8,206,426
Centene Corp. (a)	18,112	1,369,448
♦Cigna Corp.	93,256	8,576,754
DaVita HealthCare Partners, Inc. (a)	94,856	6,859,986
HCA Holdings, Inc. (a)	114,381	6,448,801
Health Net, Inc. (a)	123,198	5,117,645

	Shares	Value
Health Care Providers & Services (continued)
Henry Schein, Inc. (a)	5,241	$621,950
♦Humana, Inc.	60,877	7,775,210
Laboratory Corporation of America Holdings (a)	2,559	262,042
LifePoint Hospitals, Inc. (a)	33,350	2,071,035

		47,309,297

Hotels, Restaurants & Leisure 2.2%
Brinker International, Inc.	103,647	5,042,427
Panera Bread Co. Class A (a)	14,904	2,233,066
Royal Caribbean Cruises, Ltd.	67,795	3,769,402
Six Flags Entertainment Corp.	62,316	2,651,546
Wyndham Worldwide Corp.	83,878	6,351,242

		20,047,683

Household Durables 1.6%
Harman International Industries, Inc.	45,529	4,891,180
NVR, Inc. (a)	2,996	3,447,198
PulteGroup, Inc.	244,673	4,932,608
Whirlpool Corp.	10,431	1,452,204

		14,723,190

Household Products 0.9%
Church & Dwight Co., Inc.	29,914	2,092,484
Energizer Holdings, Inc.	49,794	6,076,362

		8,168,846

Independent Power & Renewable Electricity Producers 0.9%
AES Corp. (The)	395,763	6,154,115
NRG Energy, Inc.	43,726	1,626,607

		7,780,722

Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	45,965	3,981,488

Insurance 6.5%
Alleghany Corp. (a)	5,201	2,278,662
Allied World Assurance Co. Holdings, A.G.	33,696	1,281,122
American Financial Group, Inc.	3,913	233,058
American National Insurance Co.	1,884	215,153
Arch Capital Group, Ltd. (a)	13,167	756,312
Aspen Insurance Holdings, Ltd.	83,881	3,809,875
Assured Guaranty, Ltd.	135,892	3,329,354
Axis Capital Holdings, Ltd.	117,932	5,222,029
CNA Financial Corp.	72,175	2,917,314
Endurance Specialty Holdings, Ltd.	88,934	4,588,105
Everest Re Group, Ltd.	36,739	5,896,242
Fidelity National Financial, Inc. Class A	40,852	1,338,312
Hanover Insurance Group, Inc. (The)	39,909	2,520,253
Hartford Financial Services Group, Inc. (The)	99	3,545
Lincoln National Corp.	130,916	6,734,319
Old Republic International Corp.	8,608	142,376
PartnerRe, Ltd.	42,032	4,590,315
Progressive Corp. (The)	220,988	5,604,256

M-352	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Protective Life Corp.	30,299	$2,100,630
StanCorp Financial Group, Inc.	37,389	2,392,896
Unum Group	7,361	255,868
Validus Holdings, Ltd.	6,001	229,478
Voya Financial, Inc.	54,784	1,990,850
W.R. Berkley Corp.	834	38,623
White Mountains Insurance Group, Ltd.	1,071	651,639

		59,120,586

Internet & Catalog Retail 1.0%
Expedia, Inc.	80,262	6,321,435
Liberty Ventures (a)	35,771	2,639,900

		8,961,335

Internet Software & Services 1.5%
AOL, Inc. (a)	140,011	5,571,038
IAC / InterActiveCorp	80,919	5,602,022
Rackspace Hosting, Inc. (a)	8,127	273,555
VeriSign, Inc. (a)	34,622	1,689,900

		13,136,515

IT Services 2.3%
Amdocs, Ltd.	8,499	393,759
Booz Allen Hamilton Holding Corp.	161,889	3,438,522
Broadridge Financial Solutions, Inc.	42,954	1,788,605
Computer Sciences Corp.	97,916	6,188,291
DST Systems, Inc.	53,870	4,965,198
Genpact, Ltd. (a)	95,525	1,674,553
Xerox Corp.	167,821	2,087,693

		20,536,621

Life Sciences Tools & Services 0.6%
Covance, Inc. (a)	63,931	5,471,215

Machinery 2.2%
Allison Transmission Holdings, Inc.	15,040	467,744
Dover Corp.	24,392	2,218,452
Ingersoll-Rand PLC	39,637	2,477,709
Joy Global, Inc.	13,828	851,528
Oshkosh Corp.	29,197	1,621,310
Toro Co. (The)	6,635	421,986
Trinity Industries, Inc.	135,645	5,930,399
Valmont Industries, Inc.	5,195	789,380
WABCO Holdings, Inc. (a)	48,008	5,128,215

		19,906,723

Marine 0.6%
Kirby Corp. (a)	44,447	5,206,522

Media 3.8%
Cablevision Systems Corp. Class A	304,746	5,378,767
Charter Communications, Inc. Class A (a)	43,484	6,886,996
Clear Channel Outdoor Holdings, Inc. Class A	78,795	644,543

	Shares	Value
Media (continued)
DISH Network Corp. Class A (a)	80,489	$5,238,224
Interpublic Group of Cos., Inc. (The)	186,118	3,631,162
John Wiley & Sons, Inc. Class A	45,055	2,729,882
Live Nation Entertainment, Inc. (a)	56,530	1,395,726
News Corp. Class A (a)	17,723	317,951
Omnicom Group, Inc.	105,636	7,523,396
Regal Entertainment Group Class A	10,517	221,909
Starz Class A (a)	7,790	232,064

		34,200,620

Metals & Mining 1.4%
Alcoa, Inc.	501,476	7,466,978
Compass Minerals International, Inc.	30,177	2,889,146
United States Steel Corp.	97,383	2,535,853

		12,891,977

Multi-Utilities 0.8%
Public Service Enterprise Group, Inc.	180,276	7,353,458

Multiline Retail 2.4%
Big Lots, Inc. (a)	59,799	2,732,814
Dillard’s, Inc. Class A	47,519	5,541,191
Dollar Tree, Inc. (a)	21,670	1,180,148
Kohl’s Corp.	23,700	1,248,516
♦Macy’s, Inc.	133,591	7,750,950
Nordstrom, Inc.	53,604	3,641,320

		22,094,939

Oil, Gas & Consumable Fuels 7.0%
Chesapeake Energy Corp.	243,678	7,573,512
Cimarex Energy Co.	3,890	558,059
Concho Resources, Inc. (a)	860	124,270
CVR Energy, Inc.	103,456	4,985,545
HollyFrontier Corp.	127,327	5,562,917
Kosmos Energy, Ltd. (a)	463,264	5,202,455
Murphy Oil Corp.	25,741	1,711,262
Newfield Exploration Co. (a)	139,132	6,149,634
ONEOK, Inc.	29,668	2,019,797
PBF Energy, Inc. Class A	157,219	4,189,886
SandRidge Energy, Inc. (a)	392,867	2,808,999
SM Energy Co.	40,749	3,426,991
Southwestern Energy Co. (a)	154,850	7,044,126
Targa Resources Corp.	2,949	411,592
Ultra Petroleum Corp. (a)	27,236	808,637
Whiting Petroleum Corp. (a)	25,178	2,020,535
World Fuel Services Corp.	55,773	2,745,705
WPX Energy, Inc. (a)	231,656	5,538,895

		62,882,817

Paper & Forest Products 0.6%
Domtar Corp.	113,800	4,876,330
International Paper Co.	15,601	787,382

		5,663,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-353

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 0.4%
Herbalife, Ltd.	49,988	$3,226,225

Pharmaceuticals 1.2%
Actavis PLC (a)	1,533	341,936
Mylan, Inc. (a)	148,644	7,664,084
Salix Pharmaceuticals, Ltd. (a)	25,519	3,147,769

		11,153,789

Professional Services 0.2%
Manpowergroup, Inc.	16,660	1,413,601

Real Estate Investment Trusts 5.6%
AvalonBay Communities, Inc.	3,006	427,423
CBL & Associates Properties, Inc.	53,376	1,014,144
Chimera Investment Corp.	628,566	2,005,126
Columbia Property Trust, Inc.	20,873	542,907
Crown Castle International Corp.	46,191	3,430,144
Digital Realty Trust, Inc.	59,367	3,462,283
Duke Realty Corp.	1,601	29,074
Equity Lifestyle Properties, Inc.	93,331	4,121,497
General Growth Properties, Inc.	21,131	497,846
HCP, Inc.	13,570	561,527
Health Care REIT, Inc.	13,371	837,961
Hospitality Properties Trust	154,808	4,706,163
Host Hotels & Resorts, Inc.	241,952	5,325,363
OMEGA Healthcare Investors, Inc.	7,411	273,169
Rayonier, Inc.	91,855	3,265,445
Senior Housing Properties Trust	35,347	858,579
Ventas, Inc.	72,203	4,628,212
Vornado Realty Trust	59,525	6,353,103
Washington Prime Group, Inc. (a)	68,293	1,279,811
Weyerhaeuser Co.	200,953	6,649,535

		50,269,312

Real Estate Management & Development 0.6%
CBRE Group, Inc. Class A (a)	162,016	5,190,993

Road & Rail 1.4%
AMERCO	10,634	3,091,942
Avis Budget Group, Inc. (a)	99,652	5,948,228
Con-way, Inc.	8,907	449,002
Hertz Global Holdings, Inc. (a)	99,503	2,789,069

		12,278,241

Semiconductors & Semiconductor Equipment 2.9%
Broadcom Corp. Class A	51,140	1,898,317
Fairchild Semiconductor International, Inc. (a)	104,234	1,626,050
First Solar, Inc. (a)	4,752	337,677
Lam Research Corp.	14,212	960,447
Marvell Technology Group, Ltd.	76,843	1,101,160
Maxim Integrated Products, Inc.	182,699	6,177,053

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
♦Micron Technology, Inc. (a)	238,188	$7,848,295
ON Semiconductor Corp. (a)	7,103	64,921
Skyworks Solutions, Inc.	124,861	5,863,473

		25,877,393

Software 2.5%
Activision Blizzard, Inc.	272,878	6,085,180
Cadence Design Systems, Inc. (a)	64,862	1,134,436
Citrix Systems, Inc. (a)	37,884	2,369,644
Electronic Arts, Inc. (a)	178,367	6,398,024
Intuit, Inc.	85,165	6,858,338

		22,845,622

Specialty Retail 3.9%
Aaron’s, Inc.	150,984	5,381,070
Advance Auto Parts, Inc.	11,766	1,587,469
AutoZone, Inc. (a)	11,971	6,419,329
Bed Bath & Beyond, Inc. (a)	69,482	3,986,877
Chico’s FAS, Inc.	3,295	55,883
CST Brands, Inc.	151,925	5,241,413
DSW, Inc. Class A	659	18,412
Gap, Inc. (The)	155,960	6,483,257
O’Reilly Automotive, Inc. (a)	1,231	185,389
PetSmart, Inc.	101	6,040
Williams-Sonoma, Inc.	84,626	6,074,454

		35,439,593

Technology Hardware, Storage & Peripherals 3.2%
Lexmark International, Inc. Class A	116,794	5,624,799
NetApp, Inc.	183,931	6,717,160
♦SanDisk Corp.	82,511	8,616,624
♦Western Digital Corp.	85,407	7,883,066

		28,841,649

Textiles, Apparel & Luxury Goods 1.8%
Coach, Inc.	214	7,317
Deckers Outdoor Corp. (a)	64,829	5,596,687
Fossil Group, Inc. (a)	32,861	3,434,632
Hanesbrands, Inc.	64,762	6,375,171
VF Corp.	6,501	409,563

		15,823,370

Tobacco 0.9%
♦Lorillard, Inc.	132,295	8,066,026

Trading Companies & Distributors 0.7%
MRC Global, Inc. (a)	12,207	345,336
United Rentals, Inc. (a)	60,688	6,355,854

		6,701,190

Wireless Telecommunication Services 0.0%‡
United States Cellular Corp. (a)	4,893	199,634

Total Common Stocks (Cost $736,391,285)		893,477,210

M-354	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Exchange-Traded Funds 1.0% (b)
S&P 500 Index—SPDR Trust Series 1	23,700	$4,638,564
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	17,856	4,652,559

Total Exchange-Traded Funds (Cost $8,376,817)		9,291,123

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $455,571 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $495,000 and a Market Value of $468,210)	$455,571	455,571

Total Short-Term Investment (Cost $455,571)		455,571

Total Investments (Cost $745,223,673) (c)	100.0%	903,223,904
Other Assets, Less Liabilities	0.0 ‡	102,815
Net Assets	100.0%	$903,326,719
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2014, cost was $747,914,506 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$162,739,448
Gross unrealized depreciation	(7,430,050)

Net unrealized appreciation	$155,309,398

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$893,477,210	$—	$—	$893,477,210
Exchange-Traded Funds	9,291,123	—	—	9,291,123
Short-Term Investment
Repurchase Agreement	—	455,571	—	455,571

Total Investments in Securities	$902,768,333	$455,571	$—	$903,223,904

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-355

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $745,223,673)	$903,223,904
Receivables:
Investment securities sold	1,193,840
Dividends	873,026
Fund shares sold	503,435
Other assets	4,129

Total assets	905,798,334

Liabilities
Payables:
Investment securities purchased	1,240,645
Manager (See Note 3)	606,053
Fund shares redeemed	441,780
NYLIFE Distributors (See Note 3)	92,832
Shareholder communication	51,291
Professional fees	31,557
Custodian	4,312
Trustees	873
Accrued expenses	2,272

Total liabilities	2,471,615

Net assets	$903,326,719

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,556
Additional paid-in capital	538,734,358

538,785,914
Undistributed net investment income	6,657,933
Accumulated net realized gain (loss) on investments	199,882,641
Net unrealized appreciation (depreciation) on investments	158,000,231

Net assets	$903,326,719

Initial Class
Net assets applicable to outstanding shares	$445,051,623

Shares of beneficial interest outstanding	25,263,957

Net asset value per share outstanding	$17.62

Service Class
Net assets applicable to outstanding shares	$458,275,096

Shares of beneficial interest outstanding	26,292,038

Net asset value per share outstanding	$17.43

M-356	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$6,806,520

Expenses
Manager (See Note 3)	3,522,567
Distribution and service—Service Class (See Note 3)	534,006
Shareholder communication	63,875
Professional fees	34,060
Custodian	16,255
Trustees	7,081
Miscellaneous	12,054

Total expenses before waiver/reimbursement	4,189,898
Expense waiver/reimbursement from Manager (See Note 3)	(145,850)

Net expenses	4,044,048

Net investment income (loss)	2,762,472

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	76,142,160
Net change in unrealized appreciation (depreciation) on investments	(6,854,858)

Net realized and unrealized gain (loss) on investments	69,287,302

Net increase (decrease) in net assets resulting from operations	$72,049,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-357

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,762,472	$3,856,572
Net realized gain (loss) on investments	76,142,160	129,088,432
Net change in unrealized appreciation (depreciation) on investments	(6,854,858)	96,025,030

Net increase (decrease) in net assets resulting from operations	72,049,774	228,970,034

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(3,655,512)
Service Class	—	(3,087,497)

	—	(6,743,009)

From net realized gain on investments:
Initial Class	—	(21,796,087)
Service Class	—	(22,599,150)

	—	(44,395,237)

Total dividends and distributions to shareholders	—	(51,138,246)

Capital share transactions:
Net proceeds from sale of shares	69,837,068	188,755,227
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	51,138,246
Cost of shares redeemed	(56,986,028)	(114,030,160)

Increase (decrease) in net assets derived from capital share transactions	12,851,040	125,863,313

Net increase (decrease) in net assets	84,900,814	303,695,101

Net Assets
Beginning of period	818,425,905	514,730,804

End of period	$903,326,719	$818,425,905

Undistributed net investment income at end of period	$6,657,933	$3,895,461

M-358	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.18		$12.23	$11.40	$11.87	$9.63	$7.07

Net investment income (loss)	0.07	(a)	0.12 (a)	0.17 (a)	0.08 (a)	0.10	0.07 (a)
Net realized and unrealized gain (loss) on investments	1.37		4.93	1.80	(0.44)	2.18	2.54

Total from investment operations	1.44		5.05	1.97	(0.36)	2.28	2.61

Less dividends and distributions:
From net investment income	—		(0.16)	(0.10)	(0.11)	(0.04)	(0.05)
From net realized gain on investments	—		(0.94)	(1.04)	—	—	—

Total dividends and distributions	—		(1.10)	(1.14)	(0.11)	(0.04)	(0.05)

Net asset value at end of period	$17.62		$16.18	$12.23	$11.40	$11.87	$9.63

Total investment return	8.90	%(b)(c)	42.18%	17.52%	(2.99%)	23.64%	36.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80	%††	0.79%	1.38%	0.63%	0.86%	0.84%
Net expenses	0.85	%††	0.85%	0.89%	0.90%	0.90%	0.94%
Expenses (before waiver/reimbursement)	0.88	%††	0.89%	—	—	—	—
Portfolio turnover rate	84%		167%	186%	161%	169%	192%
Net assets at end of period (in 000’s)	$445,052		$397,964	$231,959	$295,511	$417,904	$348,595

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-359

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.03		$12.13	$11.31	$11.78	$9.57	$7.02

Net investment income (loss)	0.04	(a)	0.08 (a)	0.15 (a)	0.05 (a)	0.07	0.05 (a)
Net realized and unrealized gain (loss) on investments	1.36		4.89	1.78	(0.44)	2.17	2.52

Total from investment operations	1.40		4.97	1.93	(0.39)	2.24	2.57

Less dividends and distributions:
From net investment income	—		(0.13)	(0.07)	(0.08)	(0.03)	(0.02)
From net realized gain on investments	—		(0.94)	(1.04)	—	—	—

Total dividends and distributions	—		(1.07)	(1.11)	(0.08)	(0.03)	(0.02)

Net asset value at end of period	$17.43		$16.03	$12.13	$11.31	$11.78	$9.57

Total investment return	8.73	%(b)(c)	41.82%	17.22%	(3.23%)	23.33%	36.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	%††	0.53%	1.26%	0.39%	0.61%	0.61%
Net expenses	1.10	%††	1.10%	1.14%	1.15%	1.15%	1.19%
Expenses (before waiver/reimbursement)	1.13	%††	1.14%	—	—	—	—
Portfolio turnover rate	84%		167%	186%	161%	169%	192%
Net assets at end of period (in 000’s)	$458,275		$420,462	$282,772	$267,468	$299,601	$256,533

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-360	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.10%	16.08%	13.09%	7.05%	1.01%
Service Class Shares	3.97	15.79	12.80	6.79	1.26

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	7.14%	24.61%	18.83%	7.62%
MSCI EAFE® Index[3]	4.78	23.57	11.77	4.45
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	4.85	5.12
Moderate Allocation Composite Index[3]	5.53	16.01	12.64	6.65
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.00	14.75	11.61	5.26

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-361

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,041.00	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,039.70	$1.42	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-362	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-367 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-363

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Moderate Allocation Portfolio returned 4.10% for Initial Class shares and 3.97% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 4.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index2 and underperformed the 5.53% return of the Moderate Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 5.00% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, the Portfolio’s principal investment strategies were modified to increase the target allocation to international equities by five percentage points.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Fixed- income securities generally underperformed equities during the reporting period.

Relative performance was very weak during the reporting period. Management of broad asset class exposure was not a source of concern, as tactical adjustments to the stock/bond blend contributed positively and fairly consistently during the reporting period. (Contributions take weightings and total returns into account.) Certain areas of exposure within the fixed-income and equity markets, however, offset those results to an extent.

Within equities, size and style biases had little net effect. On the other hand, exposure to emerging-market equities early in the reporting period weighed on returns. Among the reasons were slowing growth in China, Russian incursions in Ukraine, widespread political instability and concerns about a reversal of foreign investment as the Federal Reserve winds down its program of direct security purchases. (This program is widely known as quantitative easing.) Over the winter months, most emerging markets fared poorly relative to markets that were more developed.

Positioning within the fixed-income portion of the Portfolio was also mildly detrimental to relative performance. During the reporting period, we saw evidence of a strengthening economy, implementation of Federal Reserve plans to taper quantitative easing, improving of labor markets, and faint signs that core inflation may have bottomed. For these reasons, we anticipated that yields on long-term bonds would be subject to upward pressure. As a result, we kept a significantly short duration3 posture throughout the reporting period, only to watch yields at the long end of the yield curve4 drop significantly in 2014. The Portfolio recouped some of this ground through exposure to lower-quality credits, but we’ve been gradually reducing holdings of Underlying Portfolios/Funds that invest primarily in speculative-grade instruments and our active exposure is no longer particularly large.

The weak returns seen during the reporting period were primarily attributable to performance at the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-364	MainStay VP Moderate Allocation Portfolio

Underlying Portfolio/Fund level rather than asset class positioning. Because the Portfolio invests in more than a dozen Underlying Portfolios/Funds, there will often be some that enjoy strong returns and others that show significantly weaker performance. During the reporting period, the mix was markedly skewed toward weaker performers. Among the more notable holdings that struggled were MainStay VP Marketfield Portfolio, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay Epoch Global Choice Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As previously noted, the Portfolio’s stock/bond blend varied over the course of the reporting period in response to the changing environment. Early in the reporting period, the Portfolio gave mild emphasis to two equity themes that we later curtailed. First, we favored smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we gave growth stocks priority over value stocks, as we anticipated that the “quest for yield” that has marked the past couple of years would morph into a “quest for growth.” Both strategies detracted from returns during the reporting period.

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, ultimately placing upward pressure on wages and consumer pricing. We have been gradually abandoning our long-held preference for low-quality debt instruments. In terms of overall credit exposure, holdings of the Underlying Fixed-Income Portfolios/Funds are no longer dramatically different from those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates are likely to remain quite low for some time. Potential returns on lower-quality bonds, however, are now quite modest, and we no longer believe that they justify aggressive risk taking. Even so, the Portfolio still leans marginally toward credit overall.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations alike should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we increased allocations to MainStay Emerging Markets Opportunities Fund, MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay VP International Equity Portfolio.

Many U.S. equity Portfolios/Funds saw allocation decreases as the shift toward international stocks became effective, but MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Portfolio, average credit quality was upgraded as positions in MainStay VP Floating Rate Portfolio and MainStay High Yield Municipal Fund were lowered in favor of MainStay VP Bond Portfolio and MainStay Unconstrained Bond Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Mid Cap Core Portfolio and MainStay Emerging Markets

M-365

Opportunities Fund. At the other end of the spectrum, MainStay VP Marketfield Portfolio and MainStay Epoch Global Choice Fund had the lowest total returns, both of which were negative.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A large position in MainStay MAP Fund was the most significant positive contributor in the equity portion of the Portfolio, despite rather weak performance during the reporting period. A smaller position in MainStay U.S. Equity Opportunities Fund was also a strong positive contributor. MainStay VP Marketfield Portfolio was the most significant detractor from absolute performance, followed by MainStay VP Eagle Small Cap Growth Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Many factors came into play. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (2-year yields moved a little higher while 10-year yields moved lower) and credit spreads5 generally tightened.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and fared particularly well. Investments in cash and cash equivalent investments came out at the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, a very large position in MainStay VP Bond Portfolio was by far the most significant positive contributor to return, followed by a much smaller position in MainStay Total Return Bond Fund. The Portfolio’s position in MainStay VP Cash Management Portfolio added basically nothing, while a position in MainStay Short Term Bond Fund contributed only slightly more.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-366	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.3%†
Equity Funds 64.2%
MainStay Emerging Markets Opportunities Fund Class I (a)	1,716,691	$17,819,258
MainStay Epoch Global Choice Fund Class I (a)	1,721,558	35,188,654
MainStay Epoch U.S. All Cap Fund Class I (a)	2,402,472	70,392,443
MainStay ICAP Equity Fund Class I	1,007,474	54,756,235
MainStay ICAP International Fund Class I	1,846,996	68,449,655
MainStay International Opportunities Fund Class I (a)	5,347,885	50,484,035
MainStay MAP Fund Class I (a)	1,862,139	87,986,086
MainStay U.S. Equity Opportunities Fund Class I (a)	6,871,159	62,321,411
MainStay VP Cornerstone Growth Portfolio Initial Class	227,100	7,993,971
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	1,810,803	17,572,053
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	927,605	12,328,015
MainStay VP International Equity Portfolio Initial Class (a)	1,817,770	26,673,272
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,852,812	90,723,962
MainStay VP Marketfield Portfolio Initial Class (a)(b)	2,108,166	22,697,362
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,525,827	26,879,074
MainStay VP S&P 500 Index Portfolio Initial Class	651,888	26,207,257
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,350,467	63,718,976
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	849,400	12,206,330

Total Equity Funds (Cost $637,505,652)		754,398,049

Fixed Income Funds 33.1%
MainStay Short Duration High Yield Fund Class I (a)	2,454,911	25,015,544
MainStay Total Return Bond Fund Class I (a)	4,286,755	46,811,369
MainStay VP Bond Portfolio Initial Class (a)	13,358,183	194,668,265
MainStay VP Floating Rate Portfolio Initial Class (a)	5,509,152	51,333,026
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,220,586	23,920,562

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	4,466,521	$47,018,144

Total Fixed Income Funds (Cost $386,500,090)		388,766,910

Total Affiliated Investment Companies (Cost $1,024,005,742)		1,143,164,959

	Principal Amount

Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $31,192,229 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $33,855,000 and a Market Value of $31,820,010)	$31,192,229	31,192,229

Total Short-Term Investment (Cost $31,192,229)		31,192,229

Total Investments (Cost $1,055,197,971) (c)	100.0%	1,174,357,188
Other Assets, Less Liabilities	0.0 ‡	2,163
Net Assets	100.0%	$1,174,359,351

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2014, cost was $1,057,617,603 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$121,360,318
Gross unrealized depreciation	(4,620,733)

Net unrealized appreciation	$116,739,585

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-367

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$754,398,049	$—	$—	$754,398,049
Fixed Income Funds	388,766,910	—	—	388,766,910
Short-Term Investment
Repurchase Agreement	—	31,192,229	—	31,192,229

Total Investments	$1,143,164,959	$31,192,229	$—	$1,174,357,188

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-368	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,024,005,742)	$1,143,164,959
Repurchase agreement, at value (identified cost $31,192,229)	31,192,229
Receivables:
Fund shares sold	1,218,298
Dividends	715
Other assets	5,517

Total assets	1,175,581,718

Liabilities
Due to custodian	465,936
Payables:
Fund shares redeemed	360,442
NYLIFE Distributors (See Note 3)	231,300
Shareholder communication	69,928
Investment securities purchased	61,045
Professional fees	27,043
Trustees	1,751
Custodian	586
Accrued expenses	4,336

Total liabilities	1,222,367

Net assets	$1,174,359,351

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,093
Additional paid-in capital	977,235,234

977,325,327
Undistributed net investment income	25,869,116
Accumulated net realized gain (loss) on investments	52,005,691
Net unrealized appreciation (depreciation) on investments	119,159,217

Net assets	$1,174,359,351

Initial Class
Net assets applicable to outstanding shares	$41,378,116

Shares of beneficial interest outstanding	3,152,706

Net asset value per share outstanding	$13.12

Service Class
Net assets applicable to outstanding shares	$1,132,981,235

Shares of beneficial interest outstanding	86,940,697

Net asset value per share outstanding	$13.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-369

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,917,998

Expenses
Distribution and service—Service Class (See Note 3)	1,354,957
Shareholder communication	86,564
Professional fees	32,639
Trustees	9,894
Custodian	2,272
Miscellaneous	12,503

Total expenses	1,498,829

Net investment income (loss)	2,419,169

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	23,949,286
Net change in unrealized appreciation (depreciation) on investments	18,521,907

Net realized and unrealized gain (loss) on investments	42,471,193

Net increase (decrease) in net assets resulting from operations	$44,890,362

M-370	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,419,169	$14,225,471
Net realized gain (loss) on investments from affiliated investment companies transactions	23,949,286	86,210,413
Net change in unrealized appreciation (depreciation) on investments	18,521,907	69,220,765

Net increase (decrease) in net assets resulting from operations	44,890,362	169,656,649

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(702,616)
Service Class	—	(18,003,159)

	—	(18,705,775)

From net realized gain on investments:
Initial Class	—	(1,137,301)
Service Class	—	(32,196,452)

	—	(33,333,753)

Total dividends and distributions to shareholders	—	(52,039,528)

Capital share transactions:
Net proceeds from sale of shares	66,319,482	171,356,179
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	52,039,528
Cost of shares redeemed	(46,143,415)	(86,576,182)

Increase (decrease) in net assets derived from capital share transactions	20,176,067	136,819,525

Net increase (decrease) in net assets	65,066,429	254,436,646

Net Assets
Beginning of period	1,109,292,922	854,856,276

End of period	$1,174,359,351	$1,109,292,922

Undistributed net investment income at end of period	$25,869,116	$23,449,947

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-371

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.61		$11.16	$10.76	$10.90	$9.85	$8.30

Net investment income (loss)	0.04	(a)	0.20 (a)	0.21 (a)	0.21 (a)	0.21 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.47		1.90	1.14	(0.12)	1.07	1.80

Total from investment operations	0.51		2.10	1.35	0.09	1.28	2.00

Less dividends and distributions:
From net investment income	—		(0.25)	(0.20)	(0.20)	(0.23)	(0.26)
From net realized gain on investments	—		(0.40)	(0.75)	(0.03)	—	(0.19)

Total dividends and distributions	—		(0.65)	(0.95)	(0.23)	(0.23)	(0.45)

Net asset value at end of period	$13.12		$12.61	$11.16	$10.76	$10.90	$9.85

Total investment return	4.04	%(b)(c)	19.12%	12.61%	0.94%	13.09%	24.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	1.66%	1.88%	1.88%	2.10%	3.00%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	22%		54%	55%	63%	37%	40%
Net assets at end of period (in 000’s)	$41,378		$37,869	$29,575	$23,369	$24,136	$19,224

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-372	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.53		$11.11	$10.71	$10.86	$9.82	$8.28

Net investment income (loss)	0.03	(a)	0.17 (a)	0.19 (a)	0.18 (a)	0.19 (a)	0.19
Net realized and unrealized gain (loss) on investments	0.47		1.87	1.14	(0.12)	1.06	1.78

Total from investment operations	0.50		2.04	1.33	0.06	1.25	1.97

Less dividends and distributions:
From net investment income	—		(0.22)	(0.18)	(0.18)	(0.21)	(0.24)
From net realized gain on investments	—		(0.40)	(0.75)	(0.03)	—	(0.19)

Total dividends and distributions	—		(0.62)	(0.93)	(0.21)	(0.21)	(0.43)

Net asset value at end of period	$13.03		$12.53	$11.11	$10.71	$10.86	$9.82

Total investment return	3.99	%(b)(c)	18.82%	12.33%	0.69%	12.81%	23.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42	%††	1.43%	1.65%	1.68%	1.89%	2.76%
Net expenses (d)	0.28	%††	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	22%		54%	55%	63%	37%	40%
Net assets at end of period (in 000’s)	$1,132,981		$1,071,424	$825,281	$648,520	$572,578	$421,477

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-373

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.28%	19.63%	15.19%	7.30%	1.13%
Service Class Shares	4.15	19.33	14.91	7.04	1.38

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	7.14%	24.61%	18.83%	7.62%
MSCI EAFE® Index[3]	4.78	23.57	11.77	4.45
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	4.85	5.12
Moderate Growth Allocation Composite Index[3]	6.04	20.10	15.06	6.90
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	5.24	17.72	13.65	5.42

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-374	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,042.80	$0.10	$1,024.70	$0.10

Service Class Shares	$1,000.00	$1,041.50	$1.37	$1,023.50	$1.35

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-375

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-380 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-376	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Moderate Growth Allocation Portfolio returned 4.28% for Initial Class shares and 4.15% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 4.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index2 and underperformed the 6.04% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Both share classes also underperformed the 5.24% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2014.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, the Portfolio’s principal investment strategies were modified to increase the target allocation to international equities by five percentage points.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Fixed- income securities generally underperformed equities during the reporting period.

Relative performance was very weak during the reporting period. Management of broad asset class exposure was not a source of concern, as tactical adjustments to the stock/bond blend contributed positively and fairly consistently during the reporting period. (Contributions take weightings and total returns into account.) Certain areas of exposure within the fixed-income and equity markets, however, offset those results to an extent.

Within equities, size and style biases had little net effect. On the other hand, exposure to emerging-market equities early in the reporting period weighed on returns. Among the reasons were slowing growth in China, Russian incursions in Ukraine, widespread political instability and concerns about a reversal of foreign investment as the Federal Reserve winds down its program of direct security purchases. (This program is widely known as quantitative easing.) Over the winter months, most emerging markets fared poorly relative to markets that were more developed.

Positioning within the fixed-income portion of the Portfolio was also mildly detrimental to relative performance. During the reporting period, we saw evidence of a strengthening economy, implementation of Federal Reserve plans to taper quantitative easing, improving of labor markets, and faint signs that core inflation may have bottomed. For these reasons, we anticipated that yields on long-term bonds would be subject to upward pressure. As a result, we kept a significantly short duration3 posture throughout the reporting period, only to watch yields at the long end of the yield curve4 drop significantly in 2014. The Portfolio recouped some of this ground through exposure to lower-quality credits, but we’ve been gradually reducing holdings of Underlying Portfolios/Funds that invest primarily in speculative-grade instruments and our active exposure is no longer particularly large.

The weak returns seen during the reporting period were primarily attributable to performance at the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-377

Underlying Portfolio/Fund level rather than asset class positioning. Because the Portfolio invests in more than a dozen Underlying Portfolios/Funds, there will often be some that enjoy strong returns and others that show significantly weaker performance. During the reporting period, the mix was markedly skewed toward weaker performers. Among the more notable holdings that struggled were MainStay VP Marketfield Portfolio, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund and MainStay Epoch Global Choice Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As previously noted, the Portfolio’s stock/bond blend varied over the course of the reporting period in response to the changing environment. Early in the reporting period, the Portfolio gave mild emphasis to two equity themes that we later curtailed. First, we favored smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we gave growth stocks priority over value stocks, as we anticipated that the “quest for yield” that has marked the past couple of years would morph into a “quest for growth.” Both strategies detracted from returns during the reporting period.

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, ultimately placing upward pressure on wages and consumer pricing. We have been gradually abandoning our long-held preference for low-quality debt instruments. In terms of overall credit exposure, holdings of the Underlying Fixed-Income Portfolios/Funds are no longer dramatically different from those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates are likely to remain quite low for some time. Potential returns on lower-quality bonds, however, are now quite modest, and we no longer believe that they justify aggressive risk taking. Even so, the Portfolio still leans marginally toward credit overall.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the allocation changes in the Prospectus effective May 1, 2014. An assessment of global capital markets and an analysis of competitive portfolios suggested that international equities from developed and developing nations alike should represent a larger portion of the Portfolio’s assets and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we increased allocations to MainStay Emerging Markets Opportunities Fund, MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay VP International Equity Portfolio.

Many U.S. equity Portfolios/Funds saw allocation decreases as the shift toward international stocks became effective, but MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay VP Cornerstone Growth Portfolio experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Portfolio, average credit quality was upgraded as positions in MainStay VP Floating Rate Portfolio and MainStay High Yield Municipal Fund were lowered.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

The highest total returns came from MainStay VP Mid Cap Core Portfolio and MainStay Emerging Markets Opportunities Fund. At the other end of the spectrum, MainStay VP Marketfield Portfolio and MainStay Epoch

M-378	MainStay VP Moderate Growth Allocation Portfolio

Global Choice Fund had the lowest total returns, both of which were negative.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A large position in MainStay MAP Fund was the most significant positive contributor in the equity portion of the Portfolio, despite rather weak performance during the reporting period. A smaller position in MainStay U.S. Equity Opportunities Fund was also a strong positive contributor. MainStay VP Marketfield Portfolio was the most significant detractor from absolute performance, followed by MainStay VP Cornerstone Growth Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Many factors came into play. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (2-year yields moved a little higher while 10-year yields moved lower) and credit spreads5 generally tightened.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer, and fared particularly well. Investments in cash and cash equivalent investments came out at the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, a position in MainStay Total Return Bond Fund made the most significant contribution to performance, followed by a position in MainStay VP Unconstrained Bond Portfolio. The Portfolio’s position in MainStay VP Cash Management Portfolio added basically nothing, while a position in MainStay Short Term Bond Fund contributed only slightly more.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-379

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.5%†
Equity Funds 84.0%
MainStay Emerging Markets Opportunities Fund Class I (a)	3,615,189	$37,525,664
MainStay Epoch Global Choice Fund Class I (a)	2,639,710	53,955,677
MainStay Epoch U.S. All Cap Fund Class I (a)	4,593,738	134,596,528
MainStay ICAP Equity Fund Class I (a)	1,690,465	91,876,795
MainStay ICAP International Fund Class I (a)	3,824,670	141,742,255
MainStay International Opportunities Fund Class I (a)	11,439,193	107,985,982
MainStay MAP Fund Class I (a)	3,530,187	166,801,315
MainStay U.S. Equity Opportunities Fund Class I (a)	13,284,042	120,486,259
MainStay VP Cornerstone Growth Portfolio Initial Class	466,517	16,421,476
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	3,840,254	37,265,868
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,673,751	62,114,904
MainStay VP International Equity Portfolio Initial Class (a)	3,515,308	51,582,305
MainStay VP Large Cap Growth Portfolio Initial Class (a)	7,226,906	170,175,320
MainStay VP Marketfield Portfolio Initial Class (a)(b)	3,206,290	34,520,212
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,324,506	76,180,791
MainStay VP S&P 500 Index Portfolio Initial Class	1,150,868	46,267,330
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	8,283,260	121,320,511
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	5,288,890	76,004,148
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	79,605	902,182

Total Equity Funds (Cost $1,284,949,626)		1,547,725,522

Fixed Income Funds 13.5%
MainStay Short Duration High Yield Fund Class I (a)	3,538,194	36,054,196
MainStay Total Return Bond Fund Class I (a)	4,929,183	53,826,682
MainStay VP Bond Portfolio Initial Class	135,841	1,979,603
MainStay VP Floating Rate Portfolio Initial Class (a)	8,156,789	76,003,102
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,973,916	32,035,577

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	4,594,435	$48,364,665

Total Fixed Income Funds (Cost $245,802,789)		248,263,825

Total Affiliated Investment Companies (Cost $1,530,752,415)		1,795,989,347

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $46,319,280 (Collateralized by Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $50,270,000 and a Market Value of $47,248,321)	$46,319,280	46,319,280

Total Short-Term Investment (Cost $46,319,280)		46,319,280

Total Investments (Cost $1,577,071,695) (c)	100.0%	1,842,308,627
Other Assets, Less Liabilities	0.0 ‡	700,644
Net Assets	100.0%	$1,843,009,271

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2014, cost was $1,587,663,434 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$265,236,932
Gross unrealized depreciation	(10,591,739)

Net unrealized appreciation	$254,645,193

M-380	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,547,725,522	$—	$—	$1,547,725,522
Fixed Income Funds	248,263,825	—	—	248,263,825
Short-Term Investment
Repurchase Agreement	—	46,319,280	—	46,319,280

Total Investments in Securities	$1,795,989,347	$46,319,280	$—	$1,842,308,627

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-381

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,530,752,415)	$1,795,989,347
Repurchase Agreement, at value (identified cost $46,319,280)	46,319,280
Receivables:
Fund shares sold	2,036,489
Dividends	1,779
Other assets	8,271

Total assets	1,844,355,166

Liabilities
Due to custodian	478,014
Payables:
NYLIFE Distributors (See Note 3)	361,920
Investment securities purchased	190,389
Fund shares redeemed	170,111
Shareholder communication	104,926
Professional fees	32,423
Directors	2,249
Custodian	221
Accrued expenses	5,642

Total liabilities	1,345,895

Net assets	$1,843,009,271

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$133,217
Additional paid-in capital	1,453,371,901

1,453,505,118
Undistributed net investment income	33,802,282
Accumulated net realized gain (loss) on investments	90,464,939
Net unrealized appreciation (depreciation) on investments	265,236,932

Net assets	$1,843,009,271

Initial Class
Net assets applicable to outstanding shares	$63,781,232

Shares of beneficial interest outstanding	4,577,338

Net asset value per share outstanding	$13.93

Service Class
Net assets applicable to outstanding shares	$1,779,228,039

Shares of beneficial interest outstanding	128,639,719

Net asset value per share outstanding	$13.83

M-382	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,037,444

Expenses
Distribution and service—Service Class (See Note 3)	2,076,628
Shareholder communication	131,760
Professional fees	42,048
Directors	14,720
Custodian	2,773
Miscellaneous	17,727

Total expenses	2,285,656

Net investment income (loss)	2,751,788

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	36,955,714
Net change in unrealized appreciation (depreciation) on investments	33,441,310

Net realized and unrealized gain (loss) on investments	70,397,024

Net increase (decrease) in net assets resulting from operations	$73,148,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-383

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,751,788	$16,910,438
Net realized gain (loss) on investments from affiliated investment companies transactions	36,955,714	140,656,724
Net change in unrealized appreciation (depreciation) on investments	33,441,310	163,437,450

Net increase (decrease) in net assets resulting from operations	73,148,812	321,004,612

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(684,440)
Service Class	—	(16,628,427)

	—	(17,312,867)

From net realized gain on investments:
Initial Class	—	(1,527,428)
Service Class	—	(42,552,837)

	—	(44,080,265)

Total dividends and distributions to shareholders	—	(61,393,132)

Capital share transactions:
Net proceeds from sale of shares	126,991,563	274,089,306
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	61,393,132
Cost of shares redeemed	(40,327,200)	(69,730,298)

Increase (decrease) in net assets derived from capital share transactions	86,664,363	265,752,140

Net increase (decrease) in net assets	159,813,175	525,363,620

Net Assets
Beginning of period	1,683,196,096	1,157,832,476

End of period	$1,843,009,271	$1,683,196,096

Undistributed net investment income at end of period	$33,802,282	$31,050,494

M-384	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.36		$11.07	$10.16	$10.42	$9.25	$7.55

Net investment income (loss) (a)	0.04		0.17	0.16	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.53		2.66	1.32	(0.30)	1.16	1.93

Total from investment operations	0.57		2.83	1.48	(0.14)	1.32	2.12

Less dividends and distributions:
From net investment income	—		(0.17)	(0.13)	(0.12)	(0.15)	(0.24)
From net realized gain on investments	—		(0.37)	(0.44)	—	—	(0.18)

Total dividends and distributions	—		(0.54)	(0.57)	(0.12)	(0.15)	(0.42)

Net asset value at end of period	$13.93		$13.36	$11.07	$10.16	$10.42	$9.25

Total investment return	4.27	%(b)(c)	25.92%	14.66%	(1.21%)	14.33%	28.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	1.40%	1.46%	1.55%	1.69%	2.35%
Net expenses (d)	0.02	%††	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	21%		51%	52%	52%	39%	45%
Net assets at end of period (in 000’s)	$63,781		$58,341	$44,210	$37,848	$38,098	$30,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-385

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.28		$11.02	$10.12	$10.39	$9.23	$7.53

Net investment income (loss) (a)	0.02		0.15	0.14	0.15	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.53		2.63	1.31	(0.32)	1.15	1.93

Total from investment operations	0.55		2.78	1.45	(0.17)	1.29	2.10

Less dividends and distributions:
From net investment income	—		(0.15)	(0.11)	(0.10)	(0.13)	(0.22)
From net realized gain on investments	—		(0.37)	(0.44)	—	—	(0.18)

Total dividends and distributions	—		(0.52)	(0.55)	(0.10)	(0.13)	(0.40)

Net asset value at end of period	$13.83		$13.28	$11.02	$10.12	$10.39	$9.23

Total investment return	4.14	%(b)(c)	25.61%	14.37%	(1.46%)	14.05%	28.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	%††	1.18%	1.28%	1.41%	1.52%	2.08%
Net expenses (d)	0.27	%††	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	21%		51%	52%	52%	39%	45%
Net assets at end of period (in 000’s)	$1,779,228		$1,624,855	$1,113,622	$814,044	$603,988	$402,800

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-386	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	6.46%	5.06%	1.00%	0.61%
Service Class Shares	6.34	4.84	0.80	0.86

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	5.83%	4.44%	0.84%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	5.81	4.63	0.35

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-387

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,064.60	$3.17	$1,021.70	$3.11

Service Class Shares	$1,000.00	$1,063.40	$4.30	$1,020.60	$4.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-388	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-392 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–2.625%, due 1/15/15–1/15/24

2.	United States Treasury Inflation—Indexed Bonds, 0.625%–3.625%, due 1/15/25–2/15/44

3.	Italy Buoni Poliennali Del Tesoro, 1.70%–5.50%, due 9/15/16–9/15/26

4.	Brazil Letras do Tesouro Nacional, (zero coupon) due 1/1/17

5.	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, due 4/15/18
6.	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 1/1/21

7.	BCAP LLC Trust, 5.25%, due 8/26/37

8.	Mexican Bonos de Proteccion al Ahorro, 3.56%, due 1/4/18–1/30/20

9.	First Franklin Mortgage Loan Asset Backed Certificates, 0.532%–.832%, due 9/25/35–11/25/35

10.	Spain Government Bond, 3.80%–5.40%, due 1/31/23–4/30/24

Short Position as of June 30, 2014 (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 12/1/41

M-389

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP PIMCO Real Return Portfolio returned 6.46% for Initial Class shares and 6.34% for Service Class shares. Over the same period, both share classes outperformed the 5.83% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also outperformed the 5.81% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Barclays U.S. TIPS Index during the reporting period resulted from a combination of factors. Relative returns benefited from the Portfolio’s overweight exposure to U.S. real duration2 with a focus on intermediate maturities, as real yields rallied during the reporting period. The Portfolio also sold French inflation swaps as breakeven inflation levels narrowed, which had a positive influence on relative results. (Breakeven inflation levels represent the difference between nominal and real yields and are used to measure inflation expectations.)

The Portfolio also benefited relative to the Barclay’s U.S. TIPS Index from exposure to Italian inflation-linked bonds, which gained in a period of strong demand. An allocation to non-agency mortgages benefited from limited supply and a recovery in the housing sector. The Portfolio’s exposure to investment-grade credit securities also helped because the sector outperformed U.S. Treasury securities with comparable durations. Finally, emerging-market local debt holdings, specifically in Brazil, proved beneficial on a relative basis as yields fell during the reporting period.

On the other hand, some strategies detracted from relative performance during the reporting period. Tactical use of pay fixed interest-rate swaps at the long end of the U.S. nominal yield curve3 hurt relative returns, as rates fell across the nominal yield curve. Short exposure to Japanese nominal duration also detracted from relative results, as rates declined during the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay fixed interest-rate swaps at the long end of the U.S. nominal yield curve had a negative effect on performance, as rates fell across the nominal yield curve over the reporting period. On the other hand, selling French inflation swaps contributed positively to returns, as breakeven inflation levels narrowed.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio was underweight overall U.S. duration relative to its benchmark for the first half of the year, but within U.S. TIPS, the Portfolio had a longer duration than the Barclays U.S. TIPS Index throughout the first half of 2014. The Portfolio reduced its overall duration positioning both in relation to its benchmark and in absolute terms through the first half of the year. As of June 30, 2014, the Portfolio’s duration was 7.11 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Both real and nominal rates fell in the United States during the first half of 2014. TIPS (Treasury Inflation-Protected Securities), however, outperformed nominal U.S. Treasury securities at the front end of the yield curve amid wider breakeven inflation levels as real yields fell more than nominal yields. In response, we reduced the Portfolio’s overweight exposure to TIPS but remained overweight relative to the Barclays U.S. TIPS Index at the end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

U.S. TIPS holdings contributed positively to absolute returns because U.S. real yields fell during the first half

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-390	MainStay VP PIMCO Real Return Portfolio

of the year as central banks remained accommodative. On the other hand, the use of pay fixed interest-rate swaps at the long end of the U.S. nominal yield curve detracted from absolute performance, as rates fell across the nominal yield curve during the reporting period. Holdings of emerging-market local debt, specifically in Brazil, added to absolute returns as yields fell during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased additional non-U.S. government securities along with additional corporate securities during the reporting period. The Portfolio reduced its U.S. TIPS exposure by selling TIPS. The Portfolio also closed out of most of its Eurodollar futures positions during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its exposure to U.S. TIPS. The Portfolio increased its exposure to investment-grade credit and non-U.S. developed-market securities while reducing its mortgage exposure.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio was slightly overweight U.S. TIPS relative to the Barclays U.S. TIPS Index. As of the same date, the Portfolio maintained out-of-Index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-391

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 143.1%† Asset-Backed Securities 1.6%
Home Equity 0.3%
HSBC Home Equity Loan Trust Series 2006-2, Class A1 0.303%, due 3/20/36 (a)(b)	$1,272,677	$1,261,360

Other ABS 1.3%
♦First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF8, Class A2D 0.532%, due 9/25/35 (a)(b)	3,087,093	3,067,709
Series 2005-FF11, Class A2D 0.832%, due 11/25/35 (a)(b)	1,629,072	1,579,056

		4,646,765

Total Asset-Backed Securities (Cost $5,498,901)		5,908,125

Corporate Bonds 11.0%
Banks 8.1%
Achmea Bank N.V. 3.20%, due 11/3/14 (c)	459,000	463,373
Banco Bilbao Vizcaya 0.976%, due 10/23/15	3,500,000	3,499,090
Bank of America N.A. 0.645%, due 5/8/17 (a)	3,600,000	3,597,923
Bankia S.A. 3.50%, due 12/14/15	€2,200,000	3,130,049
0.532%, due 1/25/16 (a)	100,000	134,938
Series Reg S 3.50%, due 1/17/19	400,000	582,057
BNP Paribas S.A. 0.533%, due 11/7/15 (a)	$2,500,000	2,499,330
BPCE S.A. 0.796%, due 11/18/16 (a)	1,400,000	1,403,269
BPE Financiaciones S.A. 2.875%, due 5/19/16	€800,000	1,122,158
2.50%, due 2/1/17	300,000	418,973
China Construction Bank Corp. 1.70%, due 4/16/15	$3,600,000	3,607,167
Citigroup, Inc. 0.745%, due 5/1/17 (a)	3,600,000	3,596,969
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.00%, due 9/10/15	£50,000	88,398
0.558%, due 4/28/17 (a)	$3,500,000	3,502,240
Depfa ACS Bank 3.875%, due 11/14/16	€100,000	147,223

	Principal Amount		Value

Banks (continued)
Eksportfinans ASA 2.375%, due 5/25/16		$500,000	$500,000
Intesa Sanpaolo S.p.A 3.125%, due 1/15/16		400,000	411,161
LBG Capital No.2 PLC 15.00%, due 12/21/19		£390,000	967,796

			29,672,114

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18		$1,200,000	1,428,090

Oil & Gas 0.4%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)		£200,000	373,085
Canadian Natural Resources, Ltd. 0.609%, due 3/30/16 (a)		$700,000	701,517
Chesapeake Energy Corp. 3.479%, due 4/15/19 (a)		100,000	101,125
Novatek Oao via Novatek Finance, Ltd. 4.422%, due 12/13/22 (c)		200,000	185,750

			1,361,477

Telecommunications 1.9%
AT&T, Inc. 0.654%, due 3/30/17 (a)		3,600,000	3,606,847
BellSouth Corp. 4.182%, due 4/26/21 (c)(d)		3,400,000	3,497,835

			7,104,682

Transportation 0.2%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17		€400,000	516,610
Russian Railways via RZD Capital PLC Series Reg S 5.739%, due 4/3/17		$100,000	107,250

			623,860

Total Corporate Bonds (Cost $40,113,764)			40,190,223

Foreign Government Bonds 16.3%
Australia 1.0%
Australia Government Bond
Series Reg S 4.50%, due 4/21/33	A$	1,900,000	1,896,270
5.25%, due 3/15/19		1,700,000	1,763,204

			3,659,474

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

M-392	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Foreign Government Bonds (continued)
Brazil 4.5%
♦Brazil Letras do Tesouro Nacional (zero coupon), due 1/1/17	B$	26,500,000	$9,101,835
♦Brazil Notas do Tesouro Nacional Serie F 10.00%, due 1/1/21		17,970,000	7,431,431

			16,533,266

France 0.8%
France Government Bond OAT 0.10%, due 7/25/21		€1,011,990	1,426,589
1.30%, due 7/25/19		961,722	1,448,443

			2,875,032

Germany 2.1%
♦Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, due 4/15/18		5,328,100	7,681,132

Italy 3.8%
♦Italy Buoni Poliennali Del Tesoro
1.70%, due 9/15/18		1,115,048	1,606,164
Series Reg S 2.10%, due 9/15/17		1,281,885	1,852,528
Series Reg S 2.10%, due 9/15/21		543,165	799,047
Series Reg S 2.25%, due 4/22/17		3,004,560	4,279,533
Series Reg S 2.35%, due 9/15/24 (c)		2,519,150	3,693,351
Series Reg S 2.55%, due 10/22/16		500,760	713,393
Series Reg S 3.10%, due 9/15/26		106,335	166,309
4.75%, due 9/15/16		400,000	596,141
5.50%, due 11/1/22		100,000	167,943

			13,874,409

Mexico 1.4%
Mexican Bonos 7.75%, due 5/29/31	M$	1,000,000	88,159
♦Mexican Bonos de Proteccion al Ahorro
3.56%, due 1/4/18 (a)		32,600,000	2,547,572
3.56%, due 1/30/20 (a)		34,300,000	2,677,762

			5,313,493

New Zealand 0.5%
New Zealand Government Bond 2.00%, due 9/20/25	N$	1,900,000	1,612,375
3.00%, due 9/20/30 (d)		300,000	272,712

			1,885,087

Slovenia 0.3%
Slovenia Government International Bond 4.70%, due 11/1/16 (c)		€700,000	1,037,769

	Principal Amount	Value

Spain 1.4%
Autonomous Community of Catalonia 4.95%, due 2/11/20	€500,000	$766,260
♦Spain Government Bond
Series Reg S 3.80%, due 4/30/24 (c)	1,700,000	2,551,071
Series Reg S 5.40%, due 1/31/23 (c)	1,100,000	1,850,148

		5,167,479

United Kingdom 0.5%
United Kingdom Gilt Inflation Linked Series Reg S 2.50%, due 7/26/16	£300,000	1,720,316

Total Foreign Government Bonds (Cost $57,754,250)		59,747,457

Mortgage-Backed Securities 2.9%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.602%, due 9/15/42 (a)	$1,265,327	1,262,647

Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.3%
Hercules Eclipse PLC Series 2006-4 0.769%, due 10/25/18 (a)	£561,972	941,081

Whole Loan Collateral (Collateralized Mortgage Obligations) 2.3%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (c)	$5,914,397	6,159,218
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 2.881%, due 1/25/35 (e)	2,291,260	2,311,649

		8,470,867

Total Mortgage-Backed Securities (Cost $10,134,581)		10,674,595

U.S. Government & Federal Agencies 111.3%
Federal Home Loan Mortgage Corporation 0.6%
2.50%, due 10/2/19	2,100,000	2,110,349

Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
1.324%, due 6/1/43 (a)	789,525	811,556
2.485%, due 11/1/34	1,292,577	1,383,908
4.366%, due 12/1/36 (a)	1,402,501	1,493,911

		3,689,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-393

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Inflation—Indexed Bonds 26.2%
0.625%, due 2/15/43	$4,536,532	$4,118,318
0.75%, due 2/15/42	524,530	493,755
1.375%, due 2/15/44	12,726,250	13,996,890
1.75%, due 1/15/28 (f)	22,637,600	26,061,537
2.00%, due 1/15/26 (f)	25,686,480	30,263,888
2.375%, due 1/15/25 (f)	13,082,992	15,849,836
2.375%, due 1/15/27 (f)	1,763,175	2,163,608
2.50%, due 1/15/29 (f)	2,318,568	2,925,381
3.625%, due 4/15/28 (f)	293,120	411,650

		96,284,863

♦United States Treasury Inflation—Indexed Notes 83.5%
0.125%, due 4/15/16 (f)	29,256,592	30,024,577
0.125%, due 4/15/17 (f)	10,658,388	11,024,770
0.125%, due 4/15/18 (f)	13,043,916	13,473,961
0.125%, due 1/15/22 (f)	19,277,312	19,405,333
0.125%, due 7/15/22 (f)	40,106,870	40,379,476
0.125%, due 1/15/23 (f)	35,853,119	35,729,856
0.375%, due 7/15/23 (f)(g)	9,780,260	9,969,752
0.50%, due 4/15/15 (f)	26,405,647	26,787,288
0.625%, due 7/15/21	6,625,962	6,979,517
0.625%, due 1/15/24 (f)	5,288,419	5,480,124
1.125%, due 1/15/21 (f)(g)	50,948,039	55,187,069
1.375%, due 1/15/20 (f)(g)	26,449,023	29,011,272
1.625%, due 1/15/15 (f)	4,970,518	5,052,065
1.875%, due 7/15/15 (f)	1,220,190	1,267,282
1.875%, due 7/15/19 (f)	10,782,068	12,136,565
2.00%, due 1/15/16 (f)	1,913,280	2,017,165
2.625%, due 7/15/17 (f)	1,832,240	2,051,107

		305,977,179

Total U.S. Government & Federal Agencies (Cost $417,821,477)		408,061,766

Total Long-Term Bonds (Cost $531,322,973)		524,582,166

Short-Term Investments 36.2%
Greece Government 0.9%
Hellenic Republic Treasury Bills
(zero coupon), due 7/18/14	€600,000	820,975
(zero coupon), due 8/18/14	400,000	546,442
(zero coupon), due 10/10/14	1,300,000	1,773,062

Total Greece Government (Cost $3,152,566)		3,140,479

Other Commercial Paper 0.3%
Itau Unibanco Holding S.A. (zero coupon), due 6/4/15	1,200,000	1,199,771

Total Other Commercial Paper (Cost $1,200,000)		1,199,771

	Principal Amount	Value

Repurchase Agreements 32.4%
BNP Paribas Securities Corp. 0.15%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $10,700,045 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 3.50% and a maturity date of 6/1/44, with a Principal Amount of $10,748,800 and a Market Value of $11,066,179)	$10,700,000	$10,700,000
Credit Agricole Corp. 0.13%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $26,800,097 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 8/31/19, with a Principal Amount of $28,217,800 and a Market Value of $27,267,047)	26,800,000	26,800,000
Credit Suisse Securities LLC 0.15%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $36,700,153 (Collateralized by a United States Treasury Note with a rate of 0.38% and a maturity date of 3/31/16, with a Principal Amount of $37,437,000 and a Market Value of $37,447,220)	36,700,000	36,700,000
RBC Capital Markets LLC 0.14%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $44,000,171 (Collateralized by a United States Treasury Note with a rate of 1.38% and a maturity date of 7/31/18, with a Principal Amount of $44,599,000 and a Market Value of $44,761,706)	44,000,000	44,000,000
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $508,543 (Collateralized by a Federal National Mortgage Asssociation security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $550,000 and a Market Value of $520,517)	508,543	508,543

Total Repurchase Agreements (Cost $118,708,543)		118,708,543

M-394	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
U.S. Government & Federal Agencies 2.6%
Federal Home Loan Bank Discount Notes 0.2%
0.066%, due 10/3/14 (h)	€400,000	$399,948
0.076%, due 10/29/14 (h)	200,000	199,966
0.077%, due 10/29/14 (h)	100,000	99,983
0.096%, due 12/17/14 (h)	100,000	99,967

	200,000	799,864

Federal Home Loan Mortgage Corporation Discount Notes 2.2%
0.056%, due 9/12/14 (h)	100,000	99,992
0.056%, due 9/26/14 (h)	100,000	99,990
0.081%, due 11/26/14 (h)	6,300,000	6,298,425
0.091%, due 1/14/15 (h)	1,500,000	1,499,340
0.122%, due 5/27/15 (h)	100,000	99,899

		8,097,646

Federal National Mortgage Association Discount Notes 0.1%
0.061%, due 10/1/14 (h)	200,000	199,974

United States Treasury Bills 0.1%
0.051%, due 10/9/14 (h)	59,000	58,992
0.076%, due 9/18/14 (h)	405,000	404,933
0.079%, due 9/11/14 (g)(h)	53,000	52,992
0.11%, due 3/5/15 (g)(h)	33,000	32,976
0.122%, due 3/5/15 (h)	1,000	999

		550,892

Total U.S. Government & Federal Agencies (Cost $9,647,728)		9,648,376

Total Short-Term Investments (Cost $132,708,837)		132,697,169

Total Investments, Before Investments Sold Short (Cost $664,031,810) (l)	179.3%	657,279,335

U.S. Government & Federal Agency Sold Short (1.4%)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.00%, due 12/1/41 TBA (i)	$(5,000,000)	(5,290,430)

Total Investments Sold Short (Proceeds $5,288,701)	(1.4)%	(5,290,430)

Total Investments (Cost $658,743,108)	177.9	651,988,905
Other Assets, Less Liabilities	(77.9)	(285,525,399)
Net Assets	100.0%	$366,463,506

	Contracts Long	Unrealized Appreciation (Depreciation) (j)

Futures Contracts (0.0%)‡
U.S. Treasury Note September 2014 (10 Year) (k)	99	$(46,861)

Total Futures Contracts Long (Notional Amount $12,392,015)		(46,861)

	Contracts Short
Euro-Bund (German Federal Government) August 2014 (k)	(4)	(8,055)
United States Treasury Note September 2014 (5 Year) (k)	(48)	8,182

Total Futures Contracts Short (Notional Amount $6,539,328)		127

Total Futures Contracts (Notional Amount $5,852,687)		$(46,734)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of June 30, 2014, was $5,908,125, which represented 1.6% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security—The total market value of these securities as of June 30, 2014, was $3,770,547, which represented 1.0% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

(f)	Delayed delivery security.

(g)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(h)	Interest rate shown represents yield to maturity.

(i)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2014, was $(5,290,430), which represented (1.4)% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(j)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-395

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

(k)	As of June 30, 2014, cash in the amount of $6,000 is on deposit with broker for futures transactions.

(l)	As of June 30, 2014, cost was $704,298,401 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$4,901,960
Gross unrealized depreciation	(51,921,026)

Net unrealized depreciation	$(47,019,066)

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

A$—Australian Dollar

B$ —Brazilian Real

€—Euro

M$—Mexican Peso

N$—New Zealand Dollar

As of June 30, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Australian Dollar vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank	AUD	4,171,000	USD	3,919,799	USD	13,244
Brazilian Real vs. U.S. Dollar	7/2/14	Credit Suisse	BRL	8,307,908		3,675,000		85,085
Brazilian Real vs. U.S. Dollar	8/4/14	Credit Suisse		4,574,662		2,000,000		51,096
Brazilian Real vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank		10,069,754		4,512,489		44,992
Brazilian Real vs. U.S. Dollar	8/4/14	JPMorgan Chase Bank		7,785,340		3,446,289		44,347
Euro vs. U.S. Dollar	8/21/14	Credit Suisse	EUR	3,243,000		4,421,816		19,661
Indian Rupee vs. U.S. Dollar	7/23/14	Credit Suisse	INR	1,100,340		18,000		205
Indian Rupee vs. U.S. Dollar	7/23/14	JPMorgan Chase Bank		241,855,760		3,953,500		47,918
Japanese Yen vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank	JPY	756,100,000		7,444,970		18,630
Polish Zloty vs. Euro	7/30/14	JPMorgan Chase Bank	PLN	4,172,134	EUR	986,460		20,420

Foreign Currency Sales Contracts				Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank	AUD	4,171,000	USD	3,845,483	USD	(87,559)
Australian Dollar vs. U.S. Dollar	8/5/14	JPMorgan Chase Bank		4,171,000		3,910,310		(13,180)
Brazilian Real vs. U.S. Dollar	7/2/14	Credit Suisse	BRL	8,307,908		3,719,766		(40,319)
Brazilian Real vs. U.S. Dollar	8/4/14	Credit Suisse		4,081,279		1,838,000		8,117
Brazilian Real vs. U.S. Dollar	1/5/15	Credit Suisse		13,509,847		5,675,000		(135,949)
Brazilian Real vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank		10,069,754		4,168,413		(389,068)
Brazilian Real vs. U.S. Dollar	8/4/14	JPMorgan Chase Bank		20,505,416		8,703,080		(490,729)
Brazilian Real vs. U.S. Dollar	1/5/15	JPMorgan Chase Bank		8,117,046		3,446,289		(45,071)
Canadian Dollar vs. U.S. Dollar	9/18/14	Credit Suisse	CAD	208,000		191,050		(3,508)
Euro vs. U.S. Dollar	8/21/14	Credit Suisse		35,607,000		48,450,487		(315,373)
Hungarian Forint vs. Euro	7/30/14	Credit Suisse	HUF	468,622,400	EUR	1,505,060		(8,555)
Japanese Yen vs. U.S. Dollar	7/2/14	Credit Suisse	JPY	380,400,000	USD	3,745,481		(9,517)
Japanese Yen vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank		375,700,000		3,688,758		(19,845)
Japanese Yen vs. U.S. Dollar	8/5/14	JPMorgan Chase Bank		756,100,000		7,446,649		(18,837)
Mexican Peso vs. U.S. Dollar	9/23/14	JPMorgan Chase Bank	MXN	14,650,801		1,127,115		4,163
New Zealand Dollar vs. U.S. Dollar	8/5/14	Credit Suisse	NZD	2,021,000		1,761,073		(2,951)
New Zealand Dollar vs. U.S. Dollar	7/2/14	JPMorgan Chase Bank		2,033,000		1,721,904		(58,089)
Pound Sterling vs. U.S. Dollar	9/11/14	Credit Suisse	GBP	2,408,000		4,042,334		(76,355)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(1,357,027)

M-396	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Interest Rate Swaptions

Description	Counterparty	Underlying Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Received	Market Value
Put-OTC-5 Year Interest Rate Swap	Credit Suisse	iTraxx Europe Series 21	Pay	0.75%	7/16/2014	$(2,700,000)	$(1,066)	$(923)
Call-OTC 10 Year Interest Rate Swap	JPMorgan Chase Bank	3-Month-USD-CPI	Receive	4.00%	5/16/2024	(300,000)	(2,085)	(2,627)
							$(3,151)	$(3,550)

Written Foreign Currency Option

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Premium Received	Market Value
Call-OTC Interest Rate Swap	Credit Suisse	$2.449	12/15/2014	$(7,850,000)	$(106,289)	$(110,481)

Swap Contracts

Open OTC interest rate swap agreements as of June 30, 2014 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Unrealized Appreciation / (Depreciation)	Value
$ 200,000	USD	10/31/2016	Credit Suisse	Fixed 1.94%	12-Month USD-CPI	$—	$1,340	$1,340
$8,000,000	USD	11/16/2017	Credit Suisse	Fixed 2.32%	12-Month USD-CPI	—	(117,808)	(117,808)
						$—	$(116,468)	$(116,468)

Open centrally cleared interest rate swap agreements as of June 30, 2014 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Unrealized Appreciation / (Depreciation)	Value
$ 5,300,000	USD	12/18/2043	Barclays Capital	Fixed 3.50%	3-Month USD-LIBOR	$193,145	$(401,256)	$(208,111)
$ 4,000,000	USD	12/18/2043	Credit Suisse	Fixed 3.50%	3-Month USD-LIBOR	145,770	(302,835)	(157,065)
¥670,000,000	JPY	9/18/2023	Credit Suisse	Fixed 1.00%	6-Month JPY-LIBOR	(41,725)	(180,491)	(222,216)
$ 8,700,000	USD	6/19/2043	Credit Suisse	Fixed 0.25%	3-Month USD-LIBOR	569,870	366,435	936,305
$ 400,000	USD	12/17/2044	Credit Suisse	Fixed 3.50%	3-Month USD-LIBOR	(3,908)	(5,596)	(9,504)
						$863,152	$(523,743)	$339,409

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-397

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

Open OTC credit default swap contract as of June 30, 2014 was as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[4]
CIT Group, Inc.
5.25%, due 3/15/18	Credit Suisse	3/20/2015	Sell	$200	5.00%	$5,820	$7,077	$1,257

Open centrally cleared credit default swap contract as of June 30, 2014 were as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[4]
iTraxx Europe Series 21
Version 1	Credit Suisse	6/20/2019	Sell	$3,300	1.00%	$57,495	$82,981	$25,486
Markit CDX North America
High Yield Index	Credit Suisse	6/20/2019	Sell	2,376	1.00%	202,951	206,539	3,588
							$289,520	$29,074

1.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at June 30, 2014.

M-398	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,908,125	$—	$5,908,125
Corporate Bonds	—	40,190,223	—	40,190,223
Foreign Government Bonds	—	59,747,457	—	59,747,457
Mortgage-Backed Securities	—	10,674,595	—	10,674,595
U.S. Government & Federal Agencies	—	408,061,766	—	408,061,766

Total Long-Term Bonds	—	524,582,166	—	524,582,166

Short-Term Investments
Greece Government	—	3,140,479	—	3,140,479
Other Commercial Paper	—	1,199,771	—	1,199,771
Repurchase Agreements	—	118,708,543	—	118,708,543
U.S. Government & Federal Agencies	—	9,648,376	—	9,648,376

Total Short-Term Investments	—	132,697,169	—	132,697,169

Total Investments in Securities	—	657,279,335	—	657,279,335

Other Financial Instruments
Credit Default Swap Contracts	—	296,597	—	296,597
Foreign Currency Forward Contracts (b)	—	357,878	—	357,878
Futures Contracts Short (b)	8,182	—	—	8,182
Interest Rate Swap Contracts	—	937,645	—	937,645

Total Other Financial Instruments	8,182	1,592,120	—	1,600,302

Total Investments in Securities and Other Financial Instruments	$8,182	$658,871,455	$—	$658,879,637

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
U.S. Government & Federal Agency Sold Short	$—	$(5,290,430)	$—	$(5,290,430)

Total Investments in Securities Sold Short	—	(5,290,430)	—	(5,290,430)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(1,714,905)	—	(1,714,905)
Futures Contracts Long (b)	(46,861)	—	—	(46,861)
Futures Contracts Short (b)	(8,055)	—	—	(8,055)
Interest Rate Swaptions	(114,031)	—	—	(114,031)
Interest Rate Swap Contracts	—	(714,704)	—	(714,704)

Total Other Financial Instruments	(168,947)	(2,429,609)	—	(2,598,556)

Total Investments in Securities Sold Short and Other Financial Instruments	$(168,947)	$(7,720,039)	$—	$(7,888,986)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-399

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $545,323,267)	$538,570,792
Repurchase agreements, at value (identified cost $118,708,543)	118,708,543
Cash denominated in foreign currencies (identified cost $317,842)	322,646
Cash collateral on deposit at broker	163,000
Cash	4,425
Receivables:
Investment securities sold	60,035,192
Interest	2,437,471
Fund shares sold	276,705
Variation margin on futures contracts	3,842
Open swap contracts, at value	8,417
Unrealized appreciation on foreign currency forward contracts	357,878
Other assets	2,115

Total assets	720,891,026

Liabilities
Investments sold short (proceeds $5,288,701)	5,290,430
Cash collateral due to broker	3,502,587
Written options, at value (premiums received $109,440)	114,031
Open swap contracts, at value	117,808
Payables:
Dollar roll transactions	337,990,152
Investment securities purchased	5,305,469
Manager (See Note 3)	149,893
NYLIFE Distributors (See Note 3)	72,971
Professional fees	52,748
Fund shares redeemed	43,006
Shareholder communication	23,813
Custodian	3,958
Trustees	1,209
Variation margin payable on swap contracts	42,278
Accrued expenses	2,262
Unrealized depreciation on foreign currency forward contracts	1,714,905

Total liabilities	354,427,520

Net assets	$366,463,506

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,586
Additional paid-in capital	375,368,648

375,405,234
Undistributed net investment income	9,030,637
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(9,210,394)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(7,413,680)
Net unrealized appreciation (depreciation) on investments sold short	(1,729)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,346,562)

Net assets	$366,463,506

Initial Class
Net assets applicable to outstanding shares	$9,758,954

Shares of beneficial interest outstanding	971,252

Net asset value per share outstanding (a)	$10.06

Service Class
Net assets applicable to outstanding shares	$356,704,552

Shares of beneficial interest outstanding	35,614,676

Net asset value per share outstanding	$10.02

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

M-400	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,923,200

Expenses
Manager (See Note 3)	902,241
Distribution and service—Service Class (See Note 3)	439,216
Interest expense	114,474
Custodian	29,620
Professional fees	29,331
Shareholder communication	28,217
Trustees	3,691
Miscellaneous	6,610

Total expenses before waiver/reimbursement	1,553,400
Expense waiver/reimbursement from Manager (See Note 3)	(53,174)

Net expenses	1,500,226

Net investment income (loss)	7,422,974

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,473,783)
Investments sold short	260
Futures transactions	(212,832)
Written option transactions	7,915
Swap transactions	71,692
Foreign currency transactions	147,155

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(1,459,593)

Net change in unrealized appreciation (depreciation) on:
Investments	20,749,984
Investments sold short	(1,729)
Futures contracts	10,757
Swap contracts	(2,515,146)
Written option contracts	(951)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,885,358)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	16,357,557

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	14,897,964

Net increase (decrease) in net assets resulting from operations	$22,320,938

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-401

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,422,974	$3,018,759
Net realized gain (loss) on investments, futures transactions, written option transactions, investments sold short, swap transactions and foreign currency transactions	(1,459,593)	(7,750,299)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	16,357,557	(40,492,365)

Net increase (decrease) in net assets resulting from operations	22,320,938	(45,223,905)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(126,711)
Service Class	—	(4,287,326)

	—	(4,414,037)

From net realized gain on investments:
Initial Class	—	(67,235)
Service Class	—	(2,601,367)

	—	(2,668,602)

Total dividends and distributions to shareholders	—	(7,082,639)

Capital share transactions:
Net proceeds from sale of shares	15,308,186	74,947,360
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	7,082,639
Cost of shares redeemed	(37,524,172)	(151,814,149)

Increase (decrease) in net assets derived from capital share transactions	(22,215,986)	(69,784,150)

Net increase (decrease) in net assets	104,952	(122,090,694)

Net Assets
Beginning of period	366,358,554	488,449,248

End of period	$366,463,506	$366,358,554

Undistributed net investment income at end of period	$9,030,637	$1,607,663

M-402	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended June 30, 2014

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$22,320,938
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(191,818,221)
Investments sold	176,981,695
Securities sold short	5,288,701
Sale of short term investments, net	171,076,974
Amortization (accretion) of discount and premium, net	112,280
Increase in investment securities sold receivable	(49,006,398)
Increase in interest receivable	(466,053)
Decrease in deposit at brokers	1,453,353
Increase in other assets	(1,914)
Decrease in receivable for open forward foreign currency contracts	329,604
Increase in premiums from written options	101,080
Increase in investment securities purchased payable	4,391,877
Decrease in payable for dollar rolls	(103,477,322)
Increase in due to broker	3,112,587
Decrease in professional fees payable	(19,482)
Decrease in custodian payable	(3,800)
Increase in shareholder communication payable	4,939
Increase in due to directors	552
Increase in due to manager	7,316
Decrease in due to NYLIFE Distributors	(3,792)
Decrease in receivable for open swap contracts	335,788
Decrease in payable for open swap contracts	(80,167)
Increase in payable for open forward foreign currency contracts	1,572,088
Increase in variation margin on derivative instruments	311,177
Decrease in accrued expenses and other liabilities	(473)
Net change in unrealized (appreciation) depreciation on investments	(20,749,984)
Net realized gain from investments	1,473,783
Net change in unrealized (appreciation) on securities sold short	(260)
Net realized gain from securities sold short	1,729

Net cash provided by operating activities	23,248,595

Cash flows from financing activities:
Proceeds from shares sold	15,039,846
Payment on shares redeemed	(38,139,561)

Net cash used in financing activities	(23,099,715)

Net increase in cash:	148,880

Cash at beginning of period	178,191

Cash at end of period	$327,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-403

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2014*		2013		2012
Net asset value at beginning of period	$9.44		$10.59		$10.00

Net investment income (loss) (a)	0.21		0.09		0.14
Net realized and unrealized gain (loss) on investments	0.46		(1.05)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)		(0.01)		(0.02)

Total from investment operations	0.62		(0.97)		0.59

Less dividends and distributions:
From net investment income	—		(0.12)		—
From net realized gain on investments	—		(0.06)		—

Total dividends and distributions	—		(0.18)		—

Net asset value at end of period	$10.06		$9.44		$10.59

Total investment return	6.57	%(b)(c)	(9.08%)		5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.33	%††	0.88%		1.51	%††
Net expenses (d)	0.62	%††	0.61%		0.62	%††
Expenses (before waiver/reimbursement) (d)	0.62	%††	0.61%		0.62	%††
Portfolio turnover rate	36	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$9,759		$9,678		$12,642

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.06%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2014, the year ended December 31, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 28% for the period ended June 30, 2014, 88% for the year ended December 31, 2013 and 43% for the period ended December 31, 2012.

M-404	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,		February 17, 2012** through December 31,
	2014*		2013		2012
Net asset value at beginning of period	$9.42		$10.58		$10.00

Net investment income (loss) (a)	0.20		0.07		0.12
Net realized and unrealized gain (loss) on investments	0.45		(1.05)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)		(0.01)		(0.02)

Total from investment operations	0.60		(0.99)		0.58

Less dividends and distributions:
From net investment income	—		(0.11)		—
From net realized gain on investments	—		(0.06)		—

Total dividends and distributions	—		(0.17)		—

Net asset value at end of period	$10.02		$9.42		$10.58

Total investment return	6.37	%(b)(c)	(9.26%)		5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11	%††	0.67%		1.32	%††
Net expenses (d)	0.84	%††	0.82%		0.81	%††
Expenses (before waiver/reimbursement) (d)	0.87	%††	0.86%		0.87	%††
Portfolio turnover rate	36	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$356,705		$356,681		$475,807

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.06%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2014, the year ended December 31, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 28% for the period ended June 30, 2014, 88% for the year ended December 31, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-405

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	6.97%	24.25%	18.50%	7.53%	0.28%
Service Class Shares	6.83	23.94	18.20	7.26	0.53

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.14%	24.61%	18.83%	7.78%
Average Lipper Variable Products S&P 500 Index Portfolio[5]	6.89	24.09	18.38	7.43

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.51% for Initial Class shares and 7.25% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-406	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,069.70	$1.44	$1,023.40	$1.40

Service Class Shares	$1,000.00	$1,068.30	$2.72	$1,022.20	$2.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-407

Industry Composition as of June 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	5.8
Banks	5.6
Technology Hardware, Storage & Peripherals	4.1
Media	3.4
Software	3.3
IT Services	3.1
Internet Software & Services	3.0
Insurance	2.7
Aerospace & Defense	2.5
Biotechnology	2.4
Chemicals	2.4
Diversified Telecommunication Services	2.3
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.2
Capital Markets	2.1
Food & Staples Retailing	2.1
Real Estate Investment Trusts	2.1
Beverages	2.0
Energy Equipment & Services	2.0
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.9
Specialty Retail	1.9
Diversified Financial Services	1.8
Household Products	1.8
Communications Equipment	1.7
Electric Utilities	1.7
Hotels, Restaurants & Leisure	1.6
Machinery	1.6
Food Products	1.5
Tobacco	1.4
Internet & Catalog Retail	1.3
Multi-Utilities	1.1
Consumer Finance	0.9

Road & Rail	0.9%
Air Freight & Logistics	0.7
Automobiles	0.7
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.6
Multiline Retail	0.6
Commercial Services & Supplies	0.5
Metals & Mining	0.5
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Airlines	0.3
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Thrifts & Mortgage Finance	0.1
Construction Materials	0.0	‡
Gas Utilities	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	5.5
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-411 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	General Electric Co.
6.	Wells Fargo & Co.

7.	Chevron Corp.

8.	Berkshire Hathaway, Inc. Class B

9.	JPMorgan Chase & Co.

10.	Procter & Gamble Co. (The)

M-408	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP S&P 500 Index Portfolio returned 6.97% for Initial Class shares and 6.83% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 6.89% return of the average Lipper1 Variable Products S&P 500 Index Portfolio for the six months ended June 30, 2014.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures contracts closely track the performance of the S&P 500® Index, they had a positive impact on the Portfolio’s relative performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

On the basis of total return, the strongest performing S&P 500® industries during the reporting period were airlines, gas utilities, and energy equipment & services. The industries with the lowest total returns were leisure products, health care technology, and Internet & catalog retail.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

During the reporting period, the industries that made the strongest positive contributions to the Portfolio’s performance were oil, gas & consumable fuels; pharmaceuticals; and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.)

Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were specialty retail, IT services, and Internet & catalog retail.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were oil, gas & consumable fuels company Newfield Exploration, energy equipment & services company Nabors Industries Ltd., and food products company Keurig Green Mountain.

Over the same period, the S&P 500® Index stocks with the lowest total returns were metals & mining company Cliffs Natural Resources; textiles, apparel & luxury goods company Coach; and food & staples retailing company Whole Foods Market.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period the S&P 500® Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance were technology hardware, storage & peripherals company Apple; pharmaceuticals company Johnson & Johnson; and energy equipment & services company Schlumberger Ltd.

Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Portfolio’s performance were Internet & catalog retail company Amazon.com, industrial conglomerate General Electric and diversified financial services company Citigroup.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-409

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were nine additions to and nine deletions from the S&P 500® Index. In terms of index weight, significant additions included Internet software & services company Google Inc., Class C, and semiconductors & semiconductor equipment company Avago Technologies Ltd. Over the same period, significant deletions included pharmaceuticals company Forest Laboratories and beverage company Beam.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-410	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 94.5%†
Aerospace & Defense 2.5%
Boeing Co. (The)	48,172	$6,128,924
General Dynamics Corp.	23,326	2,718,645
Honeywell International, Inc.	56,231	5,226,671
L-3 Communications Holdings, Inc.	6,159	743,699
Lockheed Martin Corp.	19,143	3,076,854
Northrop Grumman Corp.	15,376	1,839,431
Precision Castparts Corp.	10,379	2,619,660
Raytheon Co.	22,522	2,077,655
Rockwell Collins, Inc.	9,650	754,051
Textron, Inc.	20,079	768,825
United Technologies Corp.	60,558	6,991,421

		32,945,836

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	10,829	690,782
Expeditors International of Washington, Inc.	14,205	627,293
FedEx Corp.	19,887	3,010,494
United Parcel Service, Inc. Class B	50,611	5,195,725

		9,524,294

Airlines 0.3%
Delta Air Lines, Inc.	61,109	2,366,141
Southwest Airlines Co.	49,677	1,334,324

		3,700,465

Auto Components 0.4%
BorgWarner, Inc.	16,258	1,059,859
Delphi Automotive PLC	20,001	1,374,869
Goodyear Tire & Rubber Co. (The)	19,730	548,100
Johnson Controls, Inc.	47,638	2,378,565

		5,361,393

Automobiles 0.7%
Ford Motor Co.	283,928	4,894,919
General Motors Co.	94,425	3,427,627
Harley-Davidson, Inc.	15,793	1,103,141

		9,425,687

Banks 5.6%
Bank of America Corp.	755,058	11,605,242
BB&T Corp.	51,709	2,038,886
Citigroup, Inc.	218,123	10,273,593
Comerica, Inc.	13,065	655,340
Fifth Third Bancorp	61,091	1,304,293
Huntington Bancshares, Inc.	59,956	571,980
♦JPMorgan Chase & Co.	271,755	15,658,523
KeyCorp	64,052	917,865
M&T Bank Corp.	9,410	1,167,311
PNC Financial Services Group, Inc.	38,314	3,411,862

	Shares	Value
Banks (continued)
Regions Financial Corp.	99,245	$1,053,982
SunTrust Banks, Inc.	38,237	1,531,774
U.S. Bancorp	130,455	5,651,311
♦Wells Fargo & Co.	344,155	18,088,787
Zions Bancorp.	13,186	388,591

		74,319,340

Beverages 2.0%
Brown-Forman Corp. Class B	11,666	1,098,587
Coca-Cola Co. (The)	271,274	11,491,167
Coca-Cola Enterprises, Inc.	16,910	807,960
Constellation Brands, Inc. Class A (a)	12,147	1,070,515
Dr. Pepper Snapple Group, Inc.	14,101	826,037
Molson Coors Brewing Co. Class B	11,293	837,489
Monster Beverage Corp. (a)	9,700	688,991
PepsiCo., Inc.	108,857	9,725,284

		26,546,030

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc. (a)	14,167	2,213,594
Amgen, Inc.	54,357	6,434,238
Biogen Idec, Inc. (a)	17,071	5,382,657
Celgene Corp. (a)	57,502	4,938,272
Gilead Sciences, Inc. (a)	110,155	9,132,951
Regeneron Pharmaceuticals, Inc. (a)	5,742	1,621,943
Vertex Pharmaceuticals, Inc. (a)	16,915	1,601,512

		31,325,167

Building Products 0.1%
Allegion PLC	6,379	361,562
Masco Corp.	25,501	566,122

		927,684

Capital Markets 2.1%
Affiliated Managers Group, Inc. (a)	3,969	815,233
Ameriprise Financial, Inc.	13,693	1,643,160
Bank of New York Mellon Corp.	82,071	3,076,021
BlackRock, Inc.	8,997	2,875,441
Charles Schwab Corp. (The)	83,692	2,253,825
E*TRADE Financial Corp. (a)	20,515	436,149
Franklin Resources, Inc.	28,837	1,667,932
Goldman Sachs Group, Inc. (The)	29,861	4,999,926
Invesco, Ltd.	31,075	1,173,081
Legg Mason, Inc.	7,586	389,238
Morgan Stanley	100,450	3,247,548
Northern Trust Corp.	16,043	1,030,121
State Street Corp.	30,910	2,079,007
T. Rowe Price Group, Inc.	18,909	1,596,109

		27,282,791

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-411

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Chemicals 2.4%
Air Products & Chemicals, Inc.	15,277	$1,964,928
Airgas, Inc.	4,743	516,560
CF Industries Holdings, Inc.	3,726	896,215
Dow Chemical Co. (The)	86,455	4,448,974
E.I. du Pont de Nemours & Co.	65,940	4,315,114
Eastman Chemical Co.	10,788	942,332
Ecolab, Inc.	19,372	2,156,879
FMC Corp.	9,522	677,871
International Flavors & Fragrances, Inc.	5,822	607,118
LyondellBasell Industries, N.V. Class A	29,979	2,927,449
Monsanto Co.	37,559	4,685,110
Mosaic Co. (The)	23,227	1,148,575
PPG Industries, Inc.	9,949	2,090,782
Praxair, Inc.	21,029	2,793,492
Sherwin-Williams Co. (The)	6,082	1,258,427
Sigma-Aldrich Corp.	8,550	867,654

		32,297,480

Commercial Services & Supplies 0.5%
ADT Corp. (The)	12,540	438,148
Cintas Corp.	7,193	457,043
Iron Mountain, Inc.	12,158	431,001
Pitney Bowes, Inc.	14,429	398,529
Republic Services, Inc.	19,294	732,593
Stericycle, Inc. (a)	6,122	724,967
Tyco International, Ltd.	33,237	1,515,607
Waste Management, Inc.	31,165	1,394,011

		6,091,899

Communications Equipment 1.7%
Cisco Systems, Inc.	367,826	9,140,476
F5 Networks, Inc. (a)	5,421	604,116
Harris Corp.	7,636	578,427
Juniper Networks, Inc. (a)	33,906	832,054
Motorola Solutions, Inc.	16,209	1,079,033
QUALCOMM, Inc.	121,099	9,591,041

		21,825,147

Construction & Engineering 0.1%
Fluor Corp.	11,483	883,042
Jacobs Engineering Group, Inc. (a)	9,407	501,205
Quanta Services, Inc. (a)	15,422	533,293

		1,917,540

Construction Materials 0.0%‡
Vulcan Materials Co.	9,286	591,983

Consumer Finance 0.9%
American Express Co.	65,438	6,208,103
Capital One Financial Corp.	41,020	3,388,252

	Shares	Value
Consumer Finance (continued)
Discover Financial Services	33,480	$2,075,091
Navient Corp.	30,354	537,569

		12,209,015

Containers & Packaging 0.2%
Avery Dennison Corp.	6,900	353,625
Ball Corp.	10,082	631,940
Bemis Co., Inc.	7,350	298,851
MeadWestvaco Corp.	12,081	534,705
Owens-Illinois, Inc. (a)	11,786	408,267
Sealed Air Corp.	13,880	474,279

		2,701,667

Distributors 0.1%
Genuine Parts Co.	11,029	968,346

Diversified Consumer Services 0.1%
Graham Holdings Co. Class B	314	225,487
H&R Block, Inc.	19,522	654,377

		879,864

Diversified Financial Services 1.8%
♦Berkshire Hathaway, Inc. Class B (a)	129,282	16,361,930
CME Group, Inc.	22,515	1,597,439
Intercontinental Exchange, Inc.	8,215	1,551,813
Leucadia National Corp.	22,812	598,131
McGraw Hill Financial, Inc.	19,590	1,626,558
Moody’s Corp.	13,522	1,185,339
NASDAQ OMX Group, Inc. (The)	8,257	318,885

		23,240,095

Diversified Telecommunication Services 2.3%
AT&T, Inc.	372,866	13,184,542
CenturyLink, Inc.	41,388	1,498,245
Frontier Communications Corp.	71,395	416,947
Verizon Communications, Inc.	297,348	14,549,238
Windstream Holdings, Inc.	42,580	424,097

		30,073,069

Electric Utilities 1.7%
American Electric Power Co., Inc.	35,046	1,954,515
Duke Energy Corp.	50,782	3,767,517
Edison International	23,272	1,352,336
Entergy Corp.	12,736	1,045,498
Exelon Corp.	61,659	2,249,320
FirstEnergy Corp.	29,873	1,037,191
NextEra Energy, Inc.	31,235	3,200,963
Northeast Utilities	22,508	1,063,953
Pepco Holdings, Inc.	17,844	490,353
Pinnacle West Capital Corp.	7,857	454,449
PPL Corp.	45,016	1,599,419
Southern Co. (The)	64,159	2,911,535
Xcel Energy, Inc.	36,126	1,164,341

		22,291,390

M-412	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.6%
AMETEK, Inc.	17,654	$922,951
Eaton Corp. PLC	34,229	2,641,794
Emerson Electric Co.	50,288	3,337,112
Rockwell Automation, Inc.	9,908	1,240,085

		8,141,942

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	11,308	1,089,413
Corning, Inc.	93,614	2,054,827
FLIR Systems, Inc.	10,192	353,968
Jabil Circuit, Inc.	13,208	276,047
TE Connectivity, Ltd.	29,315	1,812,840

		5,587,095

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	31,308	2,330,881
Cameron International Corp. (a)	14,632	990,733
Diamond Offshore Drilling, Inc.	4,964	246,363
Ensco PLC Class A	16,686	927,241
FMC Technologies, Inc. (a)	16,901	1,032,144
Halliburton Co.	60,639	4,305,975
Helmerich & Payne, Inc.	7,765	901,594
Nabors Industries, Ltd.	18,551	544,843
National Oilwell Varco, Inc.	30,807	2,536,957
Noble Corp. PLC	18,101	607,470
Rowan Cos. PLC Class A	8,872	283,283
Schlumberger, Ltd.	93,502	11,028,561
Transocean, Ltd.	24,215	1,090,401

		26,826,446

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	31,546	3,632,837
CVS Caremark Corp.	83,954	6,327,613
Kroger Co. (The)	36,588	1,808,545
Safeway, Inc.	16,460	565,236
Sysco Corp.	41,890	1,568,781
Wal-Mart Stores, Inc.	115,858	8,697,460
Walgreen Co.	63,042	4,673,304
Whole Foods Market, Inc.	26,580	1,026,785

		28,300,561

Food Products 1.5%
Archer-Daniels-Midland Co.	47,002	2,073,258
Campbell Soup Co.	12,829	587,697
ConAgra Foods, Inc.	30,137	894,466
General Mills, Inc.	44,224	2,323,529
Hershey Co. (The)	10,700	1,041,859
Hormel Foods Corp.	9,615	474,500
J.M. Smucker Co. (The)	7,507	800,021
Kellogg Co.	18,372	1,207,040
Keurig Green Mountain, Inc.	9,114	1,135,696

	Shares	Value
Food Products (continued)
Kraft Foods Group, Inc.	42,566	$2,551,832
McCormick & Co., Inc.	9,436	675,523
Mead Johnson Nutrition Co.	14,429	1,344,350
Mondelez International, Inc. Class A	121,453	4,567,847
Tyson Foods, Inc. Class A	19,809	743,630

		20,421,248

Gas Utilities 0.0%‡
AGL Resources, Inc.	8,486	466,985

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	108,092	4,420,963
Baxter International, Inc.	38,960	2,816,808
Becton, Dickinson & Co.	13,865	1,640,229
Boston Scientific Corp. (a)	95,375	1,217,939
C.R. Bard, Inc.	5,564	795,708
CareFusion Corp. (a)	15,093	669,375
Covidien PLC	32,337	2,916,151
DENTSPLY International, Inc.	10,193	482,639
Edwards Lifesciences Corp. (a)	7,575	650,238
Intuitive Surgical, Inc. (a)	2,758	1,135,744
Medtronic, Inc.	71,669	4,569,615
St. Jude Medical, Inc.	20,360	1,409,930
Stryker Corp.	21,232	1,790,282
Varian Medical Systems, Inc. (a)	7,481	621,970
Zimmer Holdings, Inc.	12,050	1,251,513

		26,389,104

Health Care Providers & Services 1.9%
Aetna, Inc.	25,722	2,085,540
AmerisourceBergen Corp.	16,216	1,178,254
Cardinal Health, Inc.	24,394	1,672,453
Cigna Corp.	19,334	1,778,148
DaVita HealthCare Partners, Inc. (a)	12,795	925,334
Express Scripts Holding Co. (a)	55,673	3,859,809
Humana, Inc.	11,030	1,408,752
Laboratory Corporation of America Holdings (a)	6,108	625,459
McKesson Corp.	16,556	3,082,893
Patterson Cos., Inc.	5,957	235,361
Quest Diagnostics, Inc.	10,386	609,554
Tenet Healthcare Corp. (a)	7,086	332,617
UnitedHealth Group, Inc.	70,357	5,751,685
WellPoint, Inc.	20,081	2,160,916

		25,706,775

Health Care Technology 0.1%
Cerner Corp. (a)	21,086	1,087,616

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	31,287	1,177,955
Chipotle Mexican Grill, Inc. (a)	2,232	1,322,482

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-413

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	9,329	$431,653
International Game Technology	14,223	226,288
Marriott International, Inc. Class A	15,766	1,010,601
McDonald’s Corp.	70,886	7,141,056
Starbucks Corp.	54,131	4,188,657
Starwood Hotels & Resorts Worldwide, Inc.	13,679	1,105,537
Wyndham Worldwide Corp.	9,307	704,726
Wynn Resorts, Ltd.	5,772	1,198,036
Yum! Brands, Inc.	31,808	2,582,809

		21,089,800

Household Durables 0.4%
D.R. Horton, Inc.	20,301	498,999
Garmin, Ltd.	8,786	535,067
Harman International Industries, Inc.	4,829	518,779
Leggett & Platt, Inc.	9,964	341,566
Lennar Corp. Class A	12,589	528,486
Mohawk Industries, Inc. (a)	4,357	602,747
Newell Rubbermaid, Inc.	20,009	620,079
PulteGroup, Inc.	24,629	496,521
Whirlpool Corp.	5,607	780,607

		4,922,851

Household Products 1.8%
Clorox Co. (The)	9,215	842,251
Colgate-Palmolive Co.	62,516	4,262,341
Kimberly-Clark Corp.	27,055	3,009,057
♦Procter & Gamble Co. (The)	194,164	15,259,349

		23,372,998

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	46,902	729,326
NRG Energy, Inc.	24,271	902,881

		1,632,207

Industrial Conglomerates 2.3%
3M Co.	44,630	6,392,801
Danaher Corp.	43,197	3,400,900
♦General Electric Co.	720,026	18,922,283
Roper Industries, Inc.	7,182	1,048,644

		29,764,628

Insurance 2.7%
ACE, Ltd.	24,304	2,520,325
Aflac, Inc.	32,701	2,035,637
Allstate Corp. (The)	31,234	1,834,061
American International Group, Inc.	103,874	5,669,443
Aon PLC	21,338	1,922,340
Assurant, Inc.	5,193	340,401
Chubb Corp. (The)	17,619	1,623,943
Cincinnati Financial Corp.	10,529	505,813

	Shares	Value
Insurance (continued)
Genworth Financial, Inc. Class A (a)	35,308	$614,359
Hartford Financial Services Group, Inc. (The)	32,289	1,156,269
Lincoln National Corp.	18,736	963,780
Loews Corp.	21,851	961,663
Marsh & McLennan Cos., Inc.	39,554	2,049,688
MetLife, Inc.	80,820	4,490,359
Principal Financial Group, Inc.	19,558	987,288
Progressive Corp. (The)	39,430	999,945
Prudential Financial, Inc.	33,073	2,935,890
Torchmark Corp.	6,353	520,438
Travelers Companies, Inc. (The)	24,950	2,347,047
Unum Group	18,658	648,552
XL Group PLC	19,539	639,511

		35,766,752

Internet & Catalog Retail 1.3%
Amazon.com, Inc. (a)	26,764	8,692,412
Expedia, Inc.	7,357	579,437
Netflix, Inc. (a)	4,283	1,887,090
Priceline Group, Inc. (The) (a)	3,765	4,529,295
TripAdvisor, Inc. (a)	7,915	860,044

		16,548,278

Internet Software & Services 3.0%
Akamai Technologies, Inc. (a)	12,786	780,713
eBay, Inc. (a)	81,899	4,099,864
Facebook, Inc. Class A (a)	123,462	8,307,758
Google, Inc. Class A (a)	20,341	11,892,773
Google, Inc. Class C (a)	20,341	11,701,771
VeriSign, Inc. (a)	8,872	433,042
Yahoo!, Inc. (a)	67,388	2,367,340

		39,583,261

IT Services 3.1%
Accenture PLC Class A	45,456	3,674,663
Alliance Data Systems Corp. (a)	3,901	1,097,156
Automatic Data Processing, Inc.	34,696	2,750,699
Cognizant Technology Solutions Corp. Class A (a)	43,498	2,127,487
Computer Sciences Corp.	10,515	664,548
Fidelity National Information Services, Inc.	20,794	1,138,264
Fiserv, Inc. (a)	17,937	1,081,960
International Business Machines Corp.	68,317	12,383,823
MasterCard, Inc. Class A	72,316	5,313,057
Paychex, Inc.	23,215	964,815
Teradata Corp. (a)	11,400	458,280
Total System Services, Inc.	11,929	374,690
Visa, Inc. Class A	36,096	7,605,788
Western Union Co. (The)	39,451	684,080
Xerox Corp.	78,437	975,756

		41,295,066

M-414	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Leisure Products 0.1%
Hasbro, Inc.	8,250	$437,662
Mattel, Inc.	24,172	941,983

		1,379,645

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	23,877	1,371,495
PerkinElmer, Inc.	8,029	376,078
Thermo Fisher Scientific, Inc.	28,711	3,387,898
Waters Corp. (a)	6,079	634,891

		5,770,362

Machinery 1.6%
Caterpillar, Inc.	44,925	4,882,000
Cummins, Inc.	12,308	1,899,001
Deere & Co.	26,122	2,365,347
Dover Corp.	11,982	1,089,763
Flowserve Corp.	9,965	740,898
Illinois Tool Works, Inc.	27,255	2,386,448
Ingersoll-Rand PLC	18,065	1,129,243
Joy Global, Inc.	7,184	442,391
PACCAR, Inc.	25,294	1,589,222
Pall Corp.	7,915	675,862
Parker Hannifin Corp.	10,658	1,340,030
Pentair PLC	13,931	1,004,704
Snap-on, Inc.	4,150	491,858
Stanley Black & Decker, Inc.	11,086	973,572
Xylem, Inc.	13,179	515,035

		21,525,374

Media 3.4%
Cablevision Systems Corp. Class A	15,293	269,921
CBS Corp. Class B	38,036	2,363,557
Comcast Corp. Class A	186,657	10,019,748
DIRECTV (a)	33,644	2,860,076
Discovery Communications, Inc. Class A (a)	15,693	1,165,676
Gannett Co., Inc.	16,279	509,695
Interpublic Group of Cos., Inc. (The)	30,421	593,514
News Corp. Class A (a)	35,558	637,911
Omnicom Group, Inc.	18,386	1,309,451
Scripps Networks Interactive Class A	7,714	625,914
Time Warner Cable, Inc.	20,005	2,946,736
Time Warner, Inc.	63,337	4,449,424
Twenty-First Century Fox, Inc. Class A	137,479	4,832,387
Viacom, Inc. Class B	28,150	2,441,450
Walt Disney Co. (The)	115,647	9,915,574

		44,941,034

Metals & Mining 0.5%
Alcoa, Inc.	83,857	1,248,631
Allegheny Technologies, Inc.	7,715	347,947
Freeport-McMoRan Copper & Gold, Inc.	74,583	2,722,279

	Shares	Value
Metals & Mining (continued)
Newmont Mining Corp.	35,566	$904,799
Nucor Corp.	22,729	1,119,403
United States Steel Corp.	10,336	269,149

		6,612,208

Multi-Utilities 1.1%
Ameren Corp.	17,329	708,410
CenterPoint Energy, Inc.	30,615	781,907
CMS Energy Corp.	19,001	591,881
Consolidated Edison, Inc.	20,922	1,208,036
Dominion Resources, Inc.	41,640	2,978,093
DTE Energy Co.	12,629	983,420
Integrys Energy Group, Inc.	5,700	405,441
NiSource, Inc.	22,379	880,390
PG&E Corp.	33,448	1,606,173
Public Service Enterprise Group, Inc.	36,137	1,474,028
SCANA Corp.	10,036	540,037
Sempra Energy	16,427	1,720,071
TECO Energy, Inc.	14,593	269,679
Wisconsin Energy Corp.	16,179	759,119

		14,906,685

Multiline Retail 0.6%
Dollar General Corp. (a)	21,778	1,249,186
Dollar Tree, Inc. (a)	14,865	809,548
Family Dollar Stores, Inc.	6,907	456,829
Kohl’s Corp.	13,992	737,098
Macy’s, Inc.	25,880	1,501,558
Nordstrom, Inc.	10,222	694,380
Target Corp.	45,487	2,635,972

		8,084,571

Oil, Gas & Consumable Fuels 8.2%
Anadarko Petroleum Corp.	36,265	3,969,930
Apache Corp.	27,759	2,793,111
Cabot Oil & Gas Corp.	30,087	1,027,170
Chesapeake Energy Corp.	36,108	1,122,237
♦Chevron Corp.	136,714	17,848,013
Cimarex Energy Co.	6,249	896,482
ConocoPhillips	88,153	7,557,357
CONSOL Energy, Inc.	16,351	753,291
Denbury Resources, Inc.	25,252	466,152
Devon Energy Corp.	27,531	2,185,961
EOG Resources, Inc.	39,241	4,585,703
EQT Corp.	10,896	1,164,782
♦Exxon Mobil Corp.	308,350	31,044,678
Hess Corp.	18,995	1,878,416
Kinder Morgan, Inc.	48,095	1,743,925
Marathon Oil Corp.	48,656	1,942,347
Marathon Petroleum Corp.	20,725	1,618,001
Murphy Oil Corp.	12,140	807,067
Newfield Exploration Co. (a)	9,722	429,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-415

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	25,665	$1,988,011
Occidental Petroleum Corp.	56,410	5,789,358
ONEOK, Inc.	14,736	1,003,227
Peabody Energy Corp.	19,272	315,097
Phillips 66	40,723	3,275,351
Pioneer Natural Resources Co.	10,271	2,360,378
QEP Resources, Inc.	12,808	441,876
Range Resources Corp.	12,110	1,052,964
Southwestern Energy Co. (a)	25,352	1,153,262
Spectra Energy Corp.	48,157	2,045,709
Tesoro Corp.	9,486	556,544
Valero Energy Corp.	38,133	1,910,463
Williams Cos., Inc. (The)	49,790	2,898,276

		108,624,851

Paper & Forest Products 0.1%
International Paper Co.	31,104	1,569,819

Personal Products 0.1%
Avon Products, Inc.	30,987	452,720
Estee Lauder Cos., Inc. (The) Class A	18,286	1,357,918

		1,810,638

Pharmaceuticals 5.8%
AbbVie, Inc.	114,172	6,443,868
Actavis PLC (a)	12,526	2,793,924
Allergan, Inc.	21,373	3,616,739
Bristol-Myers Squibb Co.	118,991	5,772,253
Eli Lilly & Co.	70,561	4,386,777
Forest Laboratories, Inc. (a)	17,224	1,705,176
Hospira, Inc. (a)	11,850	608,735
♦Johnson & Johnson	203,138	21,252,298
Merck & Co., Inc.	209,836	12,139,013
Mylan, Inc. (a)	26,633	1,373,197
Perrigo Co. PLC	9,607	1,400,316
Pfizer, Inc.	458,013	13,593,826
Zoetis, Inc.	35,716	1,152,555

		76,238,677

Professional Services 0.2%
Dun & Bradstreet Corp.	2,729	300,736
Equifax, Inc.	8,693	630,590
Nielsen N.V.	21,704	1,050,691
Robert Half International, Inc.	9,900	472,626

		2,454,643

Real Estate Investment Trusts 2.1%
American Tower Corp.	28,481	2,562,720
Apartment Investment & Management Co. Class A	10,422	336,318
AvalonBay Communities, Inc.	8,686	1,235,062

	Shares	Value
Real Estate Investment Trusts (continued)
Boston Properties, Inc.	10,922	$1,290,762
Crown Castle International Corp.	23,865	1,772,215
Equity Residential	23,944	1,508,472
Essex Property Trust, Inc.	4,499	831,910
General Growth Properties, Inc.	37,404	881,238
HCP, Inc.	32,594	1,348,740
Health Care REIT, Inc.	21,880	1,371,220
Host Hotels & Resorts, Inc.	54,023	1,189,046
Kimco Realty Corp.	29,265	672,510
Macerich Co. (The)	10,036	669,903
Plum Creek Timber Co., Inc.	12,636	569,884
ProLogis, Inc.	35,623	1,463,749
Public Storage	10,407	1,783,239
Simon Property Group, Inc.	22,306	3,709,042
Ventas, Inc.	21,008	1,346,613
Vornado Realty Trust	12,429	1,326,547
Weyerhaeuser Co.	37,783	1,250,239

		27,119,429

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	19,886	637,147

Road & Rail 0.9%
CSX Corp.	72,410	2,230,952
Kansas City Southern	7,872	846,319
Norfolk Southern Corp.	22,234	2,290,769
Ryder System, Inc.	3,757	330,954
Union Pacific Corp.	65,041	6,487,840

		12,186,834

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.	22,493	781,857
Analog Devices, Inc.	22,557	1,219,657
Applied Materials, Inc.	87,413	1,971,163
Avago Technologies, Ltd.	18,074	1,302,593
Broadcom Corp. Class A	39,597	1,469,841
First Solar, Inc. (a)	5,043	358,356
Intel Corp.	357,436	11,044,772
KLA-Tencor Corp.	11,900	864,416
Lam Research Corp.	11,600	783,928
Linear Technology Corp.	16,729	787,434
Microchip Technology, Inc.	14,172	691,735
Micron Technology, Inc. (a)	76,857	2,532,438
NVIDIA Corp.	39,690	735,853
Texas Instruments, Inc.	77,641	3,710,463
Xilinx, Inc.	19,165	906,696

		29,161,202

Software 3.3%
Adobe Systems, Inc. (a)	33,208	2,402,931
Autodesk, Inc. (a)	16,362	922,490
CA, Inc.	23,208	666,998
Citrix Systems, Inc. (a)	11,726	733,461

M-416	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Electronic Arts, Inc. (a)	22,585	$810,124
Intuit, Inc.	20,351	1,638,866
♦Microsoft Corp.	539,743	22,507,283
Oracle Corp.	246,525	9,991,658
Red Hat, Inc. (a)	13,536	748,135
Salesforce.com, Inc. (a)	40,560	2,355,725
Symantec Corp.	49,716	1,138,496

		43,916,167

Specialty Retail 1.9%
AutoNation, Inc. (a)	4,614	275,364
AutoZone, Inc. (a)	2,386	1,279,469
Bed Bath & Beyond, Inc. (a)	14,581	836,658
Best Buy Co., Inc.	19,522	605,377
Carmax, Inc. (a)	15,951	829,611
GameStop Corp. Class A	8,350	337,924
Gap, Inc. (The)	18,922	786,588
Home Depot, Inc. (The)	98,234	7,953,025
L Brands, Inc.	17,415	1,021,564
Lowe’s Companies, Inc.	71,775	3,444,482
O’Reilly Automotive, Inc. (a)	7,665	1,154,349
PetSmart, Inc.	7,124	426,015
Ross Stores, Inc.	15,252	1,008,615
Staples, Inc.	47,180	511,431
Tiffany & Co.	7,865	788,466
TJX Cos., Inc. (The)	50,285	2,672,648
Tractor Supply Co.	9,966	601,946
Urban Outfitters, Inc. (a)	7,312	247,584

		24,781,116

Technology Hardware, Storage & Peripherals 4.1%
♦Apple, Inc. (c)	432,950	40,234,044
EMC Corp.	147,341	3,880,962
Hewlett-Packard Co.	134,369	4,525,548
NetApp, Inc.	23,723	866,364
SanDisk Corp.	16,136	1,685,082
Seagate Technology PLC	23,542	1,337,656
Western Digital Corp.	15,036	1,387,823

		53,917,479

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	19,686	673,064
Fossil Group, Inc. (a)	3,507	366,552
Michael Kors Holdings, Ltd. (a)	12,815	1,136,050
NIKE, Inc. Class B	52,965	4,107,436
PVH Corp.	5,829	679,661
Ralph Lauren Corp.	4,257	684,057
Under Armour, Inc. Class A (a)	11,528	685,801
VF Corp.	24,776	1,560,888

		9,893,509

	Shares	Value
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	33,973	$333,955
People’s United Financial, Inc.	22,256	337,623

		671,578

Tobacco 1.4%
Altria Group, Inc.	142,862	5,991,632
Lorillard, Inc.	25,938	1,581,440
Philip Morris International, Inc.	112,938	9,521,803
Reynolds American, Inc.	22,394	1,351,478

		18,446,353

Trading Companies & Distributors 0.2%
Fastenal Co.	19,501	965,104
W.W. Grainger, Inc.	4,414	1,122,348

		2,087,452

Total Common Stocks (Cost $490,155,803)		1,250,086,568	(b)

	Principal Amount
Short-Term Investments 5.5%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $42,014 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $50,000 and a Market Value of $47,176)	$42,014	42,014

Total Repurchase Agreement (Cost $42,014)		42,014

U.S. Government 5.5%
United States Treasury Bills
0.007–0.044%, due 7/10/14 (c)(d)	66,400,000	66,399,525
0.012–0.028%, due 7/31/14 (c)(d)	6,100,000	6,099,906
0.016%, due 10/9/14 (d)	800,000	799,936

Total U.S. Government (Cost $73,299,397)		73,299,367

Total Short-Term Investments (Cost $73,341,411)		73,341,381

Total Investments (Cost $563,497,214) (f)	100.0%	1,323,427,949
Other Assets, Less Liabilities	(0.0)‡	(148,815)
Net Assets	100.0%	$1,323,279,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-417

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini September 2014	741	$148,103

Total Futures Contracts (Notional Amount $72,336,420) (b)		$148,103

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(c)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(d)	Interest rate shown represents yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(f)	As of June 30, 2014, cost is $587,954,495 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$764,774,426
Gross unrealized depreciation	(29,300,972)

Net unrealized appreciation	$735,473,454

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,250,086,568	$—	$—	$1,250,086,568
Short-Term Investments
Repurchase Agreement	—	42,014	—	42,014
U.S. Government	—	73,299,367	—	73,299,367

Total Short-Term Investments	—	73,341,381	—	73,341,381

Total Investments in Securities	1,250,086,568	73,341,381	—	1,323,427,949

Other Financial Instruments
Futures Contracts Long (b)	148,103	—	—	148,103

Total Investments in Securities and Other Financial Instruments	$1,250,234,671	$73,341,381	$—	$1,323,576,052

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-418	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $563,497,214)	$1,323,427,949
Receivables:
Dividends and interest	1,329,128
Fund shares sold	560,987
Variation margin on futures contracts	14,034
Other assets	6,066

Total assets	1,325,338,164

Liabilities
Payables:
Investment securities purchased	848,400
Fund shares redeemed	721,420
Manager (See Note 3)	266,136
NYLIFE Distributors (See Note 3)	76,259
Shareholder communication	75,964
Professional fees	35,736
Custodian	7,472
Trustees	2,013
Accrued expenses	25,630

Total liabilities	2,059,030

Net assets	$1,323,279,134

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,964
Additional paid-in capital	573,489,645

573,522,609
Undistributed net investment income	29,035,157
Accumulated net realized gain (loss) on investments and futures transactions	(39,357,470)
Net unrealized appreciation (depreciation) on investments and futures contracts	760,078,838

Net assets	$1,323,279,134

Initial Class
Net assets applicable to outstanding shares	$947,902,847

Shares of beneficial interest outstanding	23,578,440

Net asset value per share outstanding	$40.20

Service Class
Net assets applicable to outstanding shares	$375,376,287

Shares of beneficial interest outstanding	9,385,354

Net asset value per share outstanding	$40.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-419

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$12,247,926
Interest	12,762

Total income	12,260,688

Expenses
Manager (See Note 3)	1,555,153
Distribution and service—Service Class (See Note 3)	435,760
Shareholder communication	95,124
Professional fees	44,954
Custodian	22,972
Trustees	10,731
Miscellaneous	21,227

Total expenses	2,185,921

Net investment income (loss)	10,074,767

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	8,613,248
Futures transactions	12,424,571

Net realized gain (loss) on investments and futures transactions	21,037,819

Net change in unrealized appreciation (depreciation) on:
Investments	62,654,811
Futures contracts	(118,173)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	62,536,638

Net realized and unrealized gain (loss) on investments and futures transactions	83,574,457

Net increase (decrease) in net assets resulting from operations	$93,649,224

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,300.

M-420	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,074,767	$19,249,509
Net realized gain (loss) on investments and futures transactions	21,037,819	33,959,723
Net change in unrealized appreciation (depreciation) on investments and futures contracts	62,536,638	264,414,673

Net increase (decrease) in net assets resulting from operations	93,649,224	317,623,905

Dividends to shareholders:
From net investment income:
Initial Class	—	(13,748,908)
Service Class	—	(4,317,687)

Total dividends to shareholders	—	(18,066,595)

Capital share transactions:
Net proceeds from sale of shares	194,757,260	249,081,982
Net asset value of shares issued to shareholders in reinvestment of dividends	—	18,066,595
Cost of shares redeemed	(162,096,596)	(391,053,473)

Increase (decrease) in net assets derived from capital share transactions	32,660,664	(123,904,896)

Net increase (decrease) in net assets	126,309,888	175,652,414

Net Assets
Beginning of period	1,196,969,246	1,021,316,832

End of period	$1,323,279,134	$1,196,969,246

Undistributed net investment income at end of period	$29,035,157	$18,960,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-421

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$37.58		$28.93	$25.42	$25.45	$22.58	$18.35

Net investment income (loss)	0.31	(a)	0.59 (a)	0.54	0.45 (a)	0.40 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	2.31		8.61	3.45	(0.03)	2.90	4.40

Total from investment operations	2.62		9.20	3.99	0.42	3.30	4.79

Less dividends:
From net investment income	—		(0.55)	(0.48)	(0.45)	(0.43)	(0.56)

Net asset value at end of period	$40.20		$37.58	$28.93	$25.42	$25.45	$22.58

Total investment return	6.97	%(b)	32.01%	15.66%	1.85%	14.73%	26.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	1.76%	1.93%	1.75%	1.71%	1.99%
Net expenses	0.28	%††	0.28%	0.29%	0.29%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.28	%††	0.30%	0.34%	0.34%	0.35%	0.35%
Portfolio turnover rate	1%		8%	10%	4%	4%	15%
Net assets at end of period (in 000’s)	$947,903		$853,187	$773,233	$644,141	$719,103	$709,736

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$37.44		$28.84	$25.34	$25.36	$22.52	$18.30

Net investment income (loss)	0.26	(a)	0.51 (a)	0.47	0.39 (a)	0.34 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	2.30		8.57	3.44	(0.03)	2.88	4.38

Total from investment operations	2.56		9.08	3.91	0.36	3.22	4.72

Less dividends:
From net investment income	—		(0.48)	(0.41)	(0.38)	(0.38)	(0.50)

Net asset value at end of period	$40.00		$37.44	$28.84	$25.34	$25.36	$22.52

Total investment return	6.84	%(b)(c)	31.68%	15.37%	1.59%	14.44%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.52%	1.67%	1.50%	1.46%	1.74%
Net expenses	0.53	%††	0.53%	0.54%	0.54%	0.55%	0.55%
Expenses (before waiver/reimbursement)	0.53	%††	0.55%	0.59%	0.59%	0.60%	0.60%
Portfolio turnover rate	1%		8%	10%	4%	4%	15%
Net assets at end of period (in 000’s)	$375,376		$343,782	$248,084	$226,802	$243,111	$220,788

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-422	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	6.34%	21.37%	18.53%	0.78%
Service Class Shares	6.21	21.07	18.23	1.03

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	7.14%	24.61%	19.22%
Average Lipper Variable Products Equity Income Portfolio[4]	6.87	21.06	17.80

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-423

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,063.40	$3.94	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,062.10	$5.22	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-424	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	14.5%
Banks	11.1
Pharmaceuticals	5.7
Electric Utilities	4.3
Machinery	4.3
Media	3.6
Insurance	3.5
Diversified Telecommunication Services	3.4
Industrial Conglomerates	2.8
Food Products	2.5
Semiconductors & Semiconductor Equipment	2.5
Aerospace & Defense	2.4
Communications Equipment	2.4
Capital Markets	1.9
Energy Equipment & Services	1.8
Electrical Equipment	1.7
Multiline Retail	1.7
Paper & Forest Products	1.4
Software	1.4
IT Services	1.3
Metals & Mining	1.3
Multi-Utilities	1.3
Real Estate Investment Trusts	1.3
Automobiles	1.2
Air Freight & Logistics	1.1

Chemicals	1.1%
Consumer Finance	1.1
Leisure Products	1.1
Technology Hardware, Storage & Peripherals	1.1
Beverages	0.9
Building Products	0.9
Electronic Equipment, Instruments & Components	0.9
Household Products	0.9
Airlines	0.8
Hotels, Restaurants & Leisure	0.8
Auto Components	0.7
Construction Materials	0.7
Containers & Packaging	0.6
Distributors	0.6
Health Care Providers & Services	0.6
Specialty Retail	0.6
Personal Products	0.5
Independent Power & Renewable Electricity Producers	0.4
Road & Rail	0.4
Textiles, Apparel & Luxury Goods	0.2
Wireless Telecommunication Services	0.2
Household Durables	0.1
Short-Term Investment	4.3
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-429 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Chevron Corp.

4.	Wells Fargo & Co.

5.	Apache Corp.
6.	Exxon Mobil Corp.

7.	U.S. Bancorp

8.	Johnson & Johnson

9.	Royal Dutch Shell PLC, ADR

10.	Bank of America Corp.

M-425

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP T. Rowe Price Equity Income Portfolio returned 6.34% for Initial Class shares and 6.21% for Service Class shares. Over the same period, both share classes underperformed the 7.14% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 6.87% return of the average Lipper1 Variable Products Equity Income Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary reason why the Portfolio underperformed the S&P 500® Index during the reporting period, while sector allocation added to the Portfolio’s relative value. The Portfolio’s cash position was also a drag on relative returns in a period when the market recorded strong advances.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s performance relative to the S&P 500® Index came from energy, financials and utilities. (Contributions take weightings and total returns into account.) Energy was among the top-performing sectors in the benchmark during the reporting period, as geopolitical uncertainty in Iraq drove oil prices higher. The Portfolio benefited from an overweight position in the sector. In financials, stock selection helped relative performance. In utilities, an overweight position proved beneficial. Indeed, utilities was the strongest-performing sector in the S&P 500® Index during the reporting period, as investors searched for yield and an unusually harsh winter kept demand for power high.

Industrials was the most significant detractor from the Portfolio’s relative performance. Stock selection and an overweight position in the underperforming sector both contributed to the weakness. The health care sector also detracted from relative performance because of unfavorable stock selection and an underweight position relative to the S&P 500® Index. Stock selection in the consumer discretionary sector also weighed on relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Leading money-center bank Wells Fargo made the strongest positive contribution to the Portfolio’s absolute performance. The company has continued to improve its balance sheet, manage expenses and use disciplined lending standards. Although the company’s net interest margins have compressed, we believe that the company is positioned to benefit as the housing market improves and the lending environment normalizes. In our view, Wells Fargo is a well-managed company that appears committed to improving its capital-return strategy.

Energy exploration and production company Anadarko Petroleum was another strong absolute performer. The company benefited from an increase in oil production volume, driven by operations in the Permian region. We believed that this previously underperforming area might become a significant growth driver for the company. The company also agreed to a lower-than-expected settlement of a lawsuit focused on environmental cleanup costs related to Anadarko’s acquisition of chemicals company Tronox in 2006.

Shares of oil & gas exploration & production company Apache surged during the reporting period on the back of higher oil prices, improved production in the Permian basin and takeover rumors. Apache has taken steps to remove the funding overhang for its liquefied natural gas facilities by pursuing project funding for its Wheatstone project and looking for a partner at its Kitimat facility. We still see value in Apache, which has continued to refocus its business on core assets, lower costs and shareholder returns.

Among the weakest contributors to absolute performance was office retailer Staples. Despite attempts to improve business trends and efforts to expand higher-margin services, the company was unable to provide consistent results, and its shares declined. Disappointing financials, highlighted by weaker-than-expected earnings, declining same-store sales and contracting margins weighed on Staples’ shares during the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-426	MainStay VP T. Rowe Price Equity Income Portfolio

Shares of toy manufacturer Mattel plunged after it failed to meet earnings expectations during the fourth quarter of 2013. Weaker holiday-season sales and growing inventories were the headline issues. Despite the lackluster results, we believe that Mattel continues to have strong brands, solid international growth prospects, good management and an attractive dividend yield.

Industrial conglomerate General Electric was also a weak performer. The company reported disappointing earnings, stemming from industrial revenues and margins that were below expectations. Despite recent earnings disappointments, General Electric is a leader in many industrial businesses, has valuable assets in its diversified business segments and generates significant cash flow. General Electric has an industry-leading dividend yield, and we believe that it has ample leverage to many strengthening end markets.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated several new positions. Among these were communications equipment company QUALCOMM, IT services company International Business Machines and data center company Digital Realty Trust.

QUALCOMM is a leading manufacturer of chips for wireless devices and generates recurring revenues from licensing agreements on advanced wireless technologies. The company produced significant free cash flow and paid a solid dividend.

Shares of technology giant IBM have lagged in recent periods, largely because of weakness in the company’s legacy hardware business. We took advantage of recent weakness to purchase shares because we believed that the company had an attractive business mix, including a strong services business, and a valuable brand. The company paid a solid dividend, had been buying back shares and benefited from a global acceleration in enterprise spending.

Digital Realty Trust is the leading provider of wholesale data center space globally. Excess supply placed downward pressure on industry pricing, causing the valuation to reach levels that we found attractive. Digital Reality Trust generated steady free cash flow through long-term leases with its enterprise customer base, and the company had significant scale that drives operating efficiencies. The stock also had a substantial dividend yield.

During the reporting period, the Portfolio trimmed or eliminated positions in railroad company Norfolk

Southern, diversified financial services company McGraw Hill Financial and insurance company Lincoln National.

Railroad freight transportation company Norfolk Southern benefited from improved volume growth across segments and signs of improving coal fundamentals. In light of the strong advance in the shares, we chose to reduce our position in favor of other opportunities.

After selling its education unit in early 2013, investment rating and analytics firm McGraw Hill Financial focused its efforts on its core businesses. Strong results helped move the company’s share price higher, and we eliminated the Portfolio’s position on recent strength.

Shares of diversified insurer Lincoln Financial moved higher over the past year as the company consistently produced strong fundamental results, led by a growing annuity business. The company also continued to repurchase shares. We eliminated the Portfolio’s position on strength to fund other investment ideas.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s largest overweight sector relative to the S&P 500® Index was industrials, followed by energy and financials. At the end of the reporting period, energy was the Portfolio’s largest overweight sector, followed by industrials and financials. The most substantial increase in relative weighting during the reporting period was in the energy sector, where we were invested in companies with attractive exploration and production assets, particularly those that lagged because of commodities pressures.

The most substantially underweight position relative to the S&P 500® Index at the beginning of the reporting period was by far information technology, followed by health care and consumer staples. This order did not change over the course of the reporting period. We reduced the degree to which the Portfolio was underweight in information technology, however, as we added to the sector on weakness. We also increased the degree to which the Portfolio was underweight in health care, as we were net sellers in the sector as valuations rose.

The biggest change in relative sector weight during the reporting period was in financials, where we reduced an overweight position relative to the S&P 500® Index by trimming some positions in the insurance industry.

M-427

How was the Portfolio positioned at the end of the reporting period?

The MainStay VP T. Rowe Price Equity Income Portfolio is a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower portfolio turnover than its peers. Changes to our sector positioning are a residual of our bottom-up stock selection process and fundamental analysis at the individual company level rather than a broad sector viewpoint.

As of June 30, 2014, the Portfolio’s most substantially overweight positions relative to the S&P 500® Index were in the energy, industrials and financials sectors. As of the same date, the Portfolio’s most substantially underweight sectors relative to the Index were information technology, health care and consumer staples.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-428	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 95.6%†
Aerospace & Defense 2.4%
Boeing Co. (The)	67,000	$8,524,410
Honeywell International, Inc.	112,700	10,475,465

		18,999,875

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	84,700	8,695,302

Airlines 0.8%
United Continental Holdings, Inc. (a)	155,200	6,374,064

Auto Components 0.7%
Johnson Controls, Inc.	108,200	5,402,426

Automobiles 1.2%
Ford Motor Co.	270,400	4,661,696
General Motors Co.	126,008	4,574,090

		9,235,786

Banks 11.1%
♦Bank of America Corp.	789,400	12,133,078
♦JPMorgan Chase & Co.	352,300	20,299,526
PNC Financial Services Group, Inc.	135,100	12,030,655
Regions Financial Corp.	284,200	3,018,204
SunTrust Banks, Inc.	205,900	8,248,354
♦U.S. Bancorp	331,000	14,338,920
♦Wells Fargo & Co.	352,600	18,532,656

		88,601,393

Beverages 0.9%
PepsiCo., Inc.	81,000	7,236,540

Building Products 0.9%
Masco Corp.	195,300	4,335,660
USG Corp. (a)	106,400	3,205,832

		7,541,492

Capital Markets 1.9%
Bank of New York Mellon Corp.	5,000	187,400
Legg Mason, Inc.	128,700	6,603,597
Northern Trust Corp.	121,700	7,814,357
Och-Ziff Capital Management Group LLC Class A	65,500	905,865

		15,511,219

Chemicals 1.1%
E.I. du Pont de Nemours & Co.	71,200	4,659,328
Potash Corporation of Saskatchewan, Inc.	101,300	3,845,348

		8,504,676

	Shares	Value
Communications Equipment 2.4%
Cisco Systems, Inc.	285,600	$7,097,160
Harris Corp.	110,600	8,377,950
QUALCOMM, Inc.	47,200	3,738,240

		19,213,350

Construction Materials 0.7%
Vulcan Materials Co.	93,800	5,979,750

Consumer Finance 1.1%
American Express Co.	91,600	8,690,092

Containers & Packaging 0.6%
MeadWestvaco Corp.	107,600	4,762,376

Distributors 0.6%
Genuine Parts Co.	52,900	4,644,620

Diversified Telecommunication Services 3.4%
AT&T, Inc.	331,600	11,725,376
CenturyLink, Inc.	119,900	4,340,380
Telefonica S.A.	154,126	2,642,280
Verizon Communications, Inc.	163,975	8,023,297

		26,731,333

Electric Utilities 4.3%
Duke Energy Corp.	126,545	9,388,374
Entergy Corp.	107,000	8,783,630
Exelon Corp.	189,500	6,912,960
FirstEnergy Corp.	111,100	3,857,392
Xcel Energy, Inc.	158,600	5,111,678

		34,054,034

Electrical Equipment 1.7%
Eaton Corp. PLC	59,484	4,590,975
Emerson Electric Co.	137,500	9,124,500

		13,715,475

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	343,400	7,537,630

Energy Equipment & Services 1.8%
Diamond Offshore Drilling, Inc.	101,200	5,022,556
Schlumberger, Ltd.	81,800	9,648,310

		14,670,866

Food Products 2.5%
Archer-Daniels-Midland Co.	202,300	8,923,453
Campbell Soup Co.	160,400	7,347,924
ConAgra Foods, Inc.	2,700	80,136
McCormick & Co., Inc.	44,700	3,200,073

		19,551,586

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-429

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 0.6%
Quest Diagnostics, Inc.	81,100	$4,759,759

Hotels, Restaurants & Leisure 0.8%
Carnival Corp.	175,700	6,615,105

Household Durables 0.1%
Whirlpool Corp.	5,400	751,788

Household Products 0.9%
Clorox Co. (The)	77,900	7,120,060

Independent Power & Renewable Electricity Producers 0.4%
AES Corp. (The)	209,500	3,257,725

Industrial Conglomerates 2.8%
♦General Electric Co.	845,800	22,227,624

Insurance 3.5%
Allstate Corp. (The)	98,100	5,760,432
Chubb Corp. (The)	39,600	3,649,932
Loews Corp.	54,000	2,376,540
Marsh & McLennan Cos., Inc.	206,100	10,680,102
Sun Life Financial, Inc.	89,600	3,289,216
Willis Group Holdings PLC	54,000	2,338,200

		28,094,422

IT Services 1.3%
Computer Sciences Corp.	62,800	3,968,960
International Business Machines Corp.	20,200	3,661,654
Western Union Co. (The)	171,600	2,975,544

		10,606,158

Leisure Products 1.1%
Mattel, Inc.	218,700	8,522,739

Machinery 4.3%
Deere & Co.	54,000	4,889,700
Illinois Tool Works, Inc.	134,800	11,803,088
Joy Global, Inc.	87,800	5,406,724
Stanley Black & Decker, Inc.	73,000	6,410,860
Xylem, Inc.	140,200	5,479,016

		33,989,388

Media 3.6%
Cablevision Systems Corp. Class A	200,500	3,538,825
Comcast Corp. Class A	74,600	4,004,528
Madison Square Garden Co. Class A (a)	54,100	3,378,545
New York Times Co. (The) Class A	180,800	2,749,968
Pearson PLC	112,439	2,220,620
Time Warner, Inc.	121,700	8,549,425

	Shares	Value
Media (continued)
Walt Disney Co. (The)	54,000	$4,629,960

		29,071,871

Metals & Mining 1.3%
Newmont Mining Corp.	141,900	3,609,936
Nucor Corp.	135,400	6,668,450

		10,278,386

Multi-Utilities 1.3%
NiSource, Inc.	258,000	10,149,720

Multiline Retail 1.7%
Kohl’s Corp.	148,700	7,833,516
Macy’s, Inc.	100,600	5,836,812

		13,670,328

Oil, Gas & Consumable Fuels 14.5%
Anadarko Petroleum Corp.	86,000	9,414,420
♦Apache Corp.	162,200	16,320,564
BP PLC, Sponsored ADR	88,300	4,657,825
♦Chevron Corp.	145,100	18,942,805
ConocoPhillips	45,000	3,857,850
CONSOL Energy, Inc.	148,700	6,850,609
ENI S.p.A.	67,377	1,843,342
♦Exxon Mobil Corp.	150,500	15,152,340
Hess Corp.	108,200	10,699,898
Murphy Oil Corp.	132,800	8,828,544
Petroleo Brasileiro S.A., ADR	310,900	4,548,467
♦Royal Dutch Shell PLC, ADR	157,300	12,956,801
Talisman Energy, Inc.	145,100	1,538,060

		115,611,525

Paper & Forest Products 1.4%
International Paper Co.	217,300	10,967,131

Personal Products 0.5%
Avon Products, Inc.	286,100	4,179,921

Pharmaceuticals 5.7%
Bristol-Myers Squibb Co.	161,300	7,824,663
GlaxoSmithKline PLC	147,416	3,945,780
♦Johnson & Johnson	125,200	13,098,424
Merck & Co., Inc.	179,100	10,360,935
Pfizer, Inc.	332,200	9,859,696

		45,089,498

Real Estate Investment Trusts 1.3%
Digital Realty Trust, Inc.	60,800	3,545,856
Weyerhaeuser Co.	198,300	6,561,747

		10,107,603

Road & Rail 0.4%
Norfolk Southern Corp.	32,400	3,338,172

M-430	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	111,800	$6,045,026
Applied Materials, Inc.	340,500	7,678,275
Texas Instruments, Inc.	129,400	6,184,026

		19,907,327

Software 1.4%
CA, Inc.	67,600	1,942,824
Microsoft Corp.	219,800	9,165,660

		11,108,484

Specialty Retail 0.6%
Staples, Inc.	377,800	4,095,352
Tiffany & Co.	5,300	531,325

		4,626,677

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	94,500	8,781,885

Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	54,000	1,846,260

Wireless Telecommunication Services 0.2%
Vodafone Group PLC	461,981	1,541,737

Total Common Stocks (Cost $584,118,909)		761,875,178

	Principal Amount	Value
Short-Term Investment 4.3%
Repurchase Agreement 4.3%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $34,290,234 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $37,475,000 and a Market Value of $34,977,141)	$34,290,234	$34,290,234

Total Short-Term Investment (Cost $34,290,234)		34,290,234

Total Investments (Cost $618,409,143) (b)	99.9%	796,165,412
Other Assets, Less Liabilities	0.1	806,979
Net Assets	100.0%	$796,972,391

(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $618,978,331 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$185,759,002
Gross unrealized depreciation	(8,571,921)

Net unrealized appreciation	$177,187,081

The following abbreviation is used in the above portfolio:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$761,875,178	$—	$—	$761,875,178
Short-Term Investment
Repurchase Agreement	—	34,290,234	—	34,290,234

Total Investments in Securities	$761,875,178	$34,290,234	$—	$796,165,412

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-431

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $618,409,143)	$796,165,412
Cash denominated in foreign currencies (identified cost $320,720)	323,500
Cash	24,746
Receivables:
Investment securities sold	2,574,807
Dividends	995,828
Fund shares sold	340,517
Other assets	3,846

Total assets	800,428,656

Liabilities
Payables:
Investment securities purchased	2,242,701
Fund shares redeemed	579,437
Manager (See Note 3)	480,382
NYLIFE Distributors (See Note 3)	66,844
Shareholder communication	47,562
Professional fees	30,998
Custodian	5,027
Trustees	1,401
Accrued expenses	1,913

Total liabilities	3,456,265

Net assets	$796,972,391

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,507
Additional paid-in capital	539,505,022

539,559,529
Undistributed net investment income	19,210,596
Accumulated net realized gain (loss) on investments and foreign currency transactions	60,441,153
Net unrealized appreciation (depreciation) on investments	177,756,269
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	4,844

Net assets	$796,972,391

Initial Class
Net assets applicable to outstanding shares	$469,965,246

Shares of beneficial interest outstanding	32,087,272

Net asset value per share outstanding	$14.65

Service Class
Net assets applicable to outstanding shares	$327,007,145

Shares of beneficial interest outstanding	22,419,779

Net asset value per share outstanding	$14.59

M-432	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,052,848

Expenses
Manager (See Note 3)	2,909,778
Distribution and service—Service Class (See Note 3)	388,750
Shareholder communication	58,356
Professional fees	33,873
Custodian	12,910
Trustees	6,855
Miscellaneous	11,714

Total expenses before waiver/reimbursement	3,422,236
Expense waiver/reimbursement from Manager (See Note 3)	(123,463)

Net expenses	3,298,773

Net investment income (loss)	7,754,075

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	21,888,706
Foreign currency transactions	8,688

Net realized gain (loss) on investments and foreign currency transactions	21,897,394

Net change in unrealized appreciation (depreciation) on:
Investments	17,064,411
Translation of other assets and liabilities in foreign currencies	629

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,065,040

Net realized and unrealized gain (loss) on investments and foreign currency transactions	38,962,434

Net increase (decrease) in net assets resulting from operations	$46,716,509

(a)	Dividends recorded net of foreign withholding taxes in the amount of $107,663.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-433

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,754,075	$11,649,395
Net realized gain (loss) on investments and foreign currency transactions	21,897,394	38,442,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,065,040	136,368,269

Net increase (decrease) in net assets resulting from operations	46,716,509	186,459,861

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(5,636,878)
Service Class	—	(3,128,289)

	—	(8,765,167)

From net realized gain on investments:
Initial Class	—	(3,510,559)
Service Class	—	(2,272,874)

	—	(5,783,433)

Total dividends and distributions to shareholders	—	(14,548,600)

Capital share transactions:
Net proceeds from sale of shares	68,965,317	103,018,020
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	14,548,600
Cost of shares redeemed	(80,878,091)	(143,712,031)

Increase (decrease) in net assets derived from capital share transactions	(11,912,774)	(26,145,411)

Net increase (decrease) in net assets	34,803,735	145,765,850

Net Assets
Beginning of period	762,168,656	616,402,806

End of period	$796,972,391	$762,168,656

Undistributed net investment income at end of period	$19,210,596	$11,456,521

M-434	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$13.77		$10.79	$10.00

Net investment income (loss) (a)	0.15		0.21	0.19
Net realized and unrealized gain (loss) on investments	0.73		3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—

Total from investment operations	0.88		3.24	0.79

Less dividends and distributions:
From net investment income	—		(0.16)	—
From net realized gain on investments	—		(0.10)	—

Total dividends and distributions	—		(0.26)	—

Net asset value at end of period	$14.65		$13.77	$10.79

Total investment return	6.39	%(b)(c)	30.36%	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	%††	1.72%	2.15	%††
Net expenses	0.77	%††	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.81	%††	0.83%	0.84	%††
Portfolio turnover rate	9%		20%	15%
Net assets at end of period (in 000’s)	$469,965		$448,471	$374,322

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-435

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$13.73		$10.76	$10.00

Net investment income (loss) (a)	0.13		0.18	0.17
Net realized and unrealized gain (loss) on investments	0.73		3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—

Total from investment operations	0.86		3.21	0.76

Less dividends and distributions:
From net investment income	—		(0.14)	—
From net realized gain on investments	—		(0.10)	—

Total dividends and distributions	—		(0.24)	—

Net asset value at end of period	$14.59		$13.73	$10.76

Total investment return	6.26	%(b)(c)	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91	%††	1.47%	1.85	%††
Net expenses	1.02	%††	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.06	%††	1.08%	1.09	%††
Portfolio turnover rate	9%		20%	15%
Net assets at end of period (in 000’s)	$327,007		$313,698	$242,081

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-436	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	4.07%	8.81%	6.42%	0.65%
Service Class Shares	3.95	8.54	6.16	0.90

Benchmark Performance	Six Months	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	3.93%	4.37%	3.79%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.12	0.26	0.34
Morningstar Nontraditional Bond Category Average[2]	2.38	3.15	3.03

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-437

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,040.70	$3.24	$1,021.60	$3.21

Service Class Shares	$1,000.00	$1,039.50	$4.50	$1,020.40	$4.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-438	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-443 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2014 (excluding short-term investments) (Unaudited)

1.	Bank of America Corp.

2.	JPMorgan Chase & Co. (zero coupon)–7.90%, due 5/5/15–12/29/49

3.	Morgan Stanley, 4.875% – 5.45%, due 11/1/22–7/29/49

4.	HCA, Inc., 5.00%–7.50%, due 2/15/22–3/15/24

5.	Citigroup, Inc.
6.	Chesapeake Energy Corp., 4.875%–6.625%, due 8/15/20–4/15/22

7.	Dana Holding Corp., 5.375%, due 9/15/21

8.	Intelsat Luxembourg S.A., 8.125%, due 6/1/23

9.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

10.	DaVita HealthCare Partners, Inc. (zero coupon)–5.75%, due 6/24/21–8/15/22

M-439

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Unconstrained Bond Portfolio returned 4.07% for Initial Class shares and 3.95% for Service Class shares. Over the same period, both share classes outperformed the 3.93% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index, and the 0.12% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 2.38% return of the Morningstar Nontraditional Bond Category Average, which is an additional benchmark of the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2014, the Portfolio’s principal investment strategies were modified to allow investments in municipal bonds and to increase the percentage of net assets that the Portfolio can invest in swaps.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the reporting period, the Portfolio held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with high correlations to them. Although these underweighted asset classes have rallied since the beginning of 2014, the Portfolio still managed to outperform the Index during the reporting period. The Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index resulted primarily from an overweight position in spread product,2 specifically high-yield corporate bonds. The Federal Reserve’s willingness to pump liquidity into the market (by keeping the federal funds target rate close to zero) continued to stimulate lending and investments, as well as investors’ appetite for yield. The Federal Reserve’s accommodative stance strengthened the performance of credit-related assets such as high-yield and investment-grade corporate bonds during the reporting period.

High-yield corporate bonds represented the Portfolio’s largest position and performed well as spreads compressed during the reporting period. (The Barclays U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) Although the April 2014 default of Energy Futures Holdings marked the largest single high-yield default on record, default rates were still trending at or close to all-time lows, which served as a tailwind for the sector.

Investment-grade corporate bond spreads compressed to a post-financial-crisis low of 96 basis points by the end of the reporting period. (A basis point is one-hundredth of a percentage point.) Lower-quality bonds (i.e., those rated BBB)3 and longer-duration bonds (i.e., those with 8- to 15-year maturities) outperformed, partly because of declining U.S. Treasury yields. During the first four months of 2014, investment-grade corporate bond issuance remained strong.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio had a substantial short position in U.S. Treasury securities through the use of U.S. Treasury futures which had a negative impact on performance during the reporting period.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in part because of the Portfolio’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. To further insulate the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-440	MainStay VP Unconstrained Bond Portfolio

Portfolio from a potential rise in interest rates, we increased the Portfolio’s exposure to a short position in U.S. Treasury futures. This position shortened the Portfolio’s duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Portfolio’s effective duration was approximately 2.4 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s decision to taper its bond purchases. Although the Portfolio experienced some periods of volatility, we did not make any material changes to the Portfolio’s positioning. We did, however, selectively and modestly increase the Portfolio’s weightings in bank loans and emerging-market corporate debt. Since the Portfolio’s inception, we have judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we maintained a credit risk profile that was relatively higher than that of the Barclays U.S. Aggregate Bond Index, specifically through the Portfolio’s overweight position in high-yield corporate bonds. (The Index consists entirely of investment-grade bonds.)

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was a positive contributor to the Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index during the reporting period. (Contributions take weightings and total returns into account.) Within the high-yield corporate bond sector, holdings in industries that tend to be more cyclical—such as financials, gaming, homebuilders, building materials and steel—were among the Portfolio’s strongest performers. To a lesser degree, positions in convertible bonds and bank loans were also positive contributors to the Portfolio’s relative performance. Though the Portfolio’s position in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade corporate bonds were the weakest asset class, underperforming high-yield corporate bonds during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

We selectively increased the Portfolio’s weight in bank loans in an effort to keep the Portfolio’s duration shorter than that of the Barclays U.S. Aggregate Bond Index, even as we remained cautious regarding the Portfolio’s position in bank loans because the loans tend to lack call protection. During the reporting period, we purchased a first lien loan in Ardagh Holdings USA, a global leader in glass and metal packaging solutions. We also purchased a loan in SBA Communications, a wireless tower owner and operator, because we liked the company’s strong free cash flow.

During the reporting period, the Portfolio exited positions in financial companies Banque PSA Finance Peugeot and LBG Capital (Lloyds). We sold the Portfolio’s Banque PSA Finance Peugeot bonds because the spread narrowed significantly upon the bonds becoming fully valued. The position in LBG Capital (Lloyds) was eliminated given an attractive tender/exchange offer in which the Portfolio participated.

How did the Portfolio’s sector weightings change during the reporting period?

We made no significant changes to the Portfolio’s sector weightings relative to the Barclays U.S. Aggregate Bond Index, but as previously noted, we slightly increased the Portfolio’s weightings in bank loans and emerging-market corporate debt. High-yield corporate bonds remained the Portfolio’s largest sector position because we believed that the compensation, or spread, for the risk associated with the sector was still adequate.

M-441

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the Portfolio held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-442	MainStay VP Unconstrained Bond Portfolio

Portfolio of Investments June 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 89.2%† Asset-Backed Securities 0.3%
Airlines 0.0%‡
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	$18,652	$21,170
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	73,241	84,227
United Airlines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	111,180	127,302

		232,699

Home Equity 0.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.212%, due 10/25/36 (a)(b)	101,442	89,546
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.222%, due 5/25/37 (a)(b)	51,400	43,948
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.212%, due 4/25/37 (a)(b)	10,455	10,344
First NLC Trust Series 2007-1, Class A1 0.222%, due 8/25/37 (a)(b)(c)	99,106	52,504
GSAA Home Equity Trust Series 2006-14, Class A1 0.202%, due 9/25/36 (a)(b)	211,978	112,794
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.282%, due 4/25/37 (a)(b)	46,063	41,997
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.252%, due 4/25/37 (a)(b)	58,542	52,210
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.252%, due 3/25/47 (a)(b)	52,408	37,444
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.202%, due 11/25/36 (a)(b)	25,996	11,519
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.262%, due 3/25/37 (a)(b)	143,973	86,080
Morgan Stanley ABS Capital I Trust Series 2006-HE6, Class A2B 0.252%, due 9/25/36 (a)(b)	87,644	48,428
Series 2006-HE8, Class A2B 0.252%, due 10/25/36 (a)(b)	46,512	27,571

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust (continued)
Series 2007-HE4, Class A2A 0.262%, due 2/25/37 (a)(b)	$23,919	$11,751
Series 2007-NC2, Class A2FP 0.302%, due 2/25/37 (a)(b)	92,462	55,048
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	206,507	116,513
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.242%, due 5/25/37 (a)(b)	113,983	73,429
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.232%, due 6/25/37 (a)(b)	97,034	57,554
Series 2006-EQ2, Class A2 0.262%, due 1/25/37 (a)(b)	63,558	42,411
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.262%, due 9/25/37 (a)(b)	631,809	260,703

		1,231,794

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.547%, due 5/25/29 (a)	382,021	369,899

Total Asset-Backed Securities (Cost $2,189,923)		1,834,392

Convertible Bonds 2.4%
Airlines 0.2%
Airtran Holdings, Inc. 5.25%, due 11/1/16	250,000	530,625
United Airlines, Inc. 4.50%, due 1/15/15	195,000	428,391

		959,016

Biotechnology 0.1%
Gilead Sciences, Inc. 1.625%, due 5/1/16	200,000	729,376

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	125,000	124,063

Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (c)	240,000	250,500

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-443

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Computers 0.1%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	$110,000	$255,888
Spansion LLC 2.00%, due 9/1/20 (c)	185,000	304,209

		560,097

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	100,000	307,125

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	566,317

Health Care—Services 0.0%‡
Wellpoint, Inc. 2.75%, due 10/15/42	160,000	245,900

Household Products & Wares 0.5%
Jarden Corp. 1.125%, due 3/15/34 (c)	2,500,000	2,565,625
1.875%, due 9/15/18	310,000	428,769

		2,994,394

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	433,672
Yahoo!, Inc. (zero coupon), due 12/1/18 (c)	275,000	275,000

		708,672

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	215,000	316,184

Metal Fabricate & Hardware 0.0%‡
RTI International Metals, Inc. 1.625%, due 10/15/19	249,000	251,179

Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	266,000	609,140

Oil & Gas Services 0.3%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	381,000	515,302
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (c)(e)	400,000	826,160

	Principal Amount	Value
Oil & Gas Services (continued)
Subsea 7 S.A. 3.50%, due 10/13/14	$100,000	$122,350

		1,463,812

Pharmaceuticals 0.2%
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	75,000	280,219
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	275,000	541,234
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	378,522

		1,199,975

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	250,000	345,312

Semiconductors 0.1%
Intel Corp. 3.25%, due 8/1/39	220,000	339,764
Novellus Systems, Inc. 2.625%, due 5/15/41	170,000	344,887

		684,651

Software 0.2%
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18	225,000	255,094
Nuance Communications, Inc. 2.75%, due 11/1/31	345,000	346,294
Salesforce.com, Inc. 0.25%, due 4/1/18	290,000	334,406

		935,794

Telecommunications 0.1%
JDS Uniphase Corp. 0.625%, due 8/15/33 (c)	260,000	261,300

Total Convertible Bonds (Cost $11,048,604)		13,512,807

Corporate Bonds 75.6%
Advertising 0.2%
Lamar Media Corp. 5.00%, due 5/1/23	1,200,000	1,207,500

Aerospace & Defense 1.3%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,296,000
B/E Aerospace, Inc. 5.25%, due 4/1/22	3,195,000	3,478,556

M-444	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
TransDigm, Inc. 6.00%, due 7/15/22 (c)	$2,300,000	$2,363,250
7.50%, due 7/15/21	300,000	332,250

		7,470,056

Airlines 1.1%
Continental Airlines, Inc. 5.983%, due 10/19/23	703,695	788,139
7.875%, due 1/2/20	249,133	269,064
9.798%, due 10/1/22	617,120	709,688
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	267,057	294,431
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	71,792	80,587
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	602,410
U.S. Airways Group, Inc. Class A Series 2010-1, Pass Through Trust 6.25%, due 10/22/24	1,330,435	1,506,717
U.S. Airways, Inc. Class A Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,742,019	1,964,126

		6,215,162

Auto Manufacturers 1.0%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,735,000	3,090,550
Ford Motor Co. 6.625%, due 10/1/28	51,000	63,120
7.45%, due 7/16/31	525,000	701,888
8.90%, due 1/15/32	135,000	190,440
9.98%, due 2/15/47	133,000	206,749
Navistar International Corp. 8.25%, due 11/1/21	1,715,000	1,790,031

		6,042,778

Auto Parts & Equipment 1.7%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	1,450,000	1,536,130
♦Dana Holding Corp. 5.375%, due 9/15/21	3,950,000	4,127,750
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,810,875
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	2,000,000	2,060,000

		9,534,755

Banks 8.0%
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	1,600,000	1,656,000

	Principal Amount	Value
Banks (continued)
Banco Do Brasil S.A. 5.875%, due 1/19/23 (c)	$1,500,000	$1,541,250
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	1,715,000	1,740,725
♦Bank of America Corp. 1.796%, due 5/6/19 (a)	€1,000,000	1,367,739
5.125%, due 12/29/49 (a)	$2,335,000	2,326,251
5.625%, due 7/1/20	1,390,000	1,599,103
6.11%, due 1/29/37	1,203,000	1,387,825
7.625%, due 6/1/19	95,000	117,342
8.57%, due 11/15/24	455,000	607,666
Barclays Bank PLC 5.14%, due 10/14/20	2,463,000	2,697,714
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	1,510,000	1,728,950
CIT Group, Inc. 3.875%, due 2/19/19	360,000	365,616
♦Citigroup, Inc. 3.375%, due 3/1/23	1,225,000	1,220,313
6.30%, due 12/29/49 (a)	2,615,000	2,664,031
Discover Bank 7.00%, due 4/15/20	1,055,000	1,267,226
8.70%, due 11/18/19	420,000	533,800
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,813,000	2,825,099
♦JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	2,660,000	2,719,012
7.90%, due 4/29/49 (a)	2,500,000	2,793,750
Mellon Capital III 6.369%, due 9/5/66 (a)	£1,400,000	2,518,753
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)	$2,000,000	2,108,066
♦Morgan Stanley 4.875%, due 11/1/22	1,931,000	2,072,770
5.00%, due 11/24/25	1,450,000	1,546,524
5.45%, due 7/29/49 (a)	2,600,000	2,647,424
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	1,450,000	1,458,377
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	2,100,000	2,227,575

		45,738,901

Beverages 0.2%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	950,000	1,007,807

Building Materials 1.7%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,252,000	1,298,950
Cemex Finance LLC 6.00%, due 4/1/24 (c)	3,075,000	3,201,844

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-445

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Masco Corp. 7.125%, due 3/15/20	$1,100,000	$1,294,392
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	696,487
USG Corp. 5.875%, due 11/1/21 (c)	1,451,000	1,538,060
6.30%, due 11/15/16	280,000	302,400
8.375%, due 10/15/18 (c)	500,000	527,500
9.75%, due 1/15/18	582,000	696,945

		9,556,578

Chemicals 1.5%
Ashland, Inc. 4.75%, due 8/15/22	1,250,000	1,256,250
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	766,020
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,950,000	2,067,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	877,000	912,080
Huntsman International LLC 8.625%, due 3/15/21	1,845,000	2,038,725
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,500,000	1,556,250

		8,596,325

Coal 0.2%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	418,313
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	521,906

		940,219

Commercial Services 1.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (c)	389,000	389,486
5.50%, due 4/1/23	2,020,000	2,065,450
Hertz Corp. (The) 6.25%, due 10/15/22	1,245,000	1,318,144
7.375%, due 1/15/21	1,570,000	1,703,450
Iron Mountain, Inc. 6.00%, due 8/15/23	600,000	648,750
8.375%, due 8/15/21	1,077,000	1,129,504
United Rentals North America, Inc. 6.125%, due 6/15/23	1,489,000	1,596,952
8.375%, due 9/15/20	1,240,000	1,360,900

		10,212,636

	Principal Amount	Value
Computers 0.5%
NCR Corp. 5.00%, due 7/15/22	$2,075,000	$2,100,938
SunGard Data Systems, Inc. 6.625%, due 11/1/19	550,000	578,875
7.625%, due 11/15/20	325,000	354,250

		3,034,063

Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	1,900,000	2,066,250

Diversified Financial Services 0.2%
Ford Holdings LLC 9.30%, due 3/1/30	294,000	433,036
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	395,799
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£185,000	348,671

		1,177,506

Electric 2.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$2,150,000	2,123,125
Calpine Corp. 7.875%, due 7/31/20 (c)	1,700,000	1,844,500
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	1,494,000	1,762,975
Firstenergy Transmission LLC 5.45%, due 7/15/44 (c)	3,160,000	3,201,693
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,607,886
5.292%, due 6/15/22 (d)	795,000	908,755
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	679,122
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	2,689,000	2,776,393

		14,904,449

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	1,190,000	1,172,150

Entertainment 0.8%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	1,031,000	1,100,593
8.875%, due 6/15/20	950,000	1,018,875
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,321,000	1,466,310
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,062,750

		4,648,528

M-446	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Auto Loans 0.9%
Ally Financial, Inc. 3.50%, due 1/27/19	$2,750,000	$2,776,675
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	2,022,440
General Motors Financial Co., Inc. 3.25%, due 5/15/18	216,000	219,240

		5,018,355

Finance—Commercial 0.4%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	2,500,000	2,275,000

Finance—Consumer Loans 1.3%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	2,350,000	2,449,875
SLM Corp. 7.25%, due 1/25/22	625,000	691,406
8.00%, due 3/25/20	1,348,000	1,558,625
8.45%, due 6/15/18	250,000	295,625
Springleaf Finance Corp. 6.00%, due 6/1/20	1,000,000	1,035,000
7.75%, due 10/1/21	1,390,000	1,563,750

		7,594,281

Finance—Credit Card 0.5%
American Express Co. 6.80%, due 9/1/66 (a)	2,267,000	2,493,700
Discover Financial Services 3.85%, due 11/21/22	300,000	305,440

		2,799,140

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	591,780
6.45%, due 6/8/27	750,000	851,025

		1,442,805

Finance—Other Services 1.0%
Comcel Trust 6.875%, due 2/6/24 (c)	2,500,000	2,700,000
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	410,000	429,475
6.00%, due 8/1/20	2,670,000	2,860,237

		5,989,712

Food 3.2%
ARAMARK Corp. 5.75%, due 3/15/20	2,575,000	2,723,063
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	3,137,000	3,317,628

	Principal Amount	Value
Food (continued)
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	$350,000	$371,000
JBS USA LLC / JBS USA Finance, Inc. 5.875%, due 7/15/24 (c)	1,750,000	1,745,625
8.25%, due 2/1/20 (c)	1,182,000	1,282,470
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	2,151,000	2,082,630
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	2,550,000	2,728,500
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	536,550
7.75%, due 7/1/17	794,000	913,100
Virgolino de Oliveira Finance S.A. 10.875%, due 1/13/20 (c)	1,465,000	1,450,350
11.75%, due 2/9/22 (c)	1,775,000	1,402,250

		18,553,166

Forest Products & Paper 0.9%
Domtar Corp. 10.75%, due 6/1/17	887,000	1,104,204
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,939,591
International Paper Co. 7.30%, due 11/15/39	157,000	211,935
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,089,186

		5,344,916

Health Care—Products 0.7%
Alere, Inc. 6.50%, due 6/15/20	168,000	176,400
7.25%, due 7/1/18	1,000,000	1,090,000
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	2,300,000	2,599,000

		3,865,400

Health Care—Services 2.5%
CHS / Community Health Systems Inc. 5.125%, due 8/1/21 (c)	3,000,000	3,075,000
♦DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	2,525,000	2,698,594
♦HCA, Inc. 5.00%, due 3/15/24	3,450,000	3,497,679
5.875%, due 3/15/22	1,000,000	1,083,750
7.50%, due 2/15/22	1,350,000	1,557,562
Tenet Healthcare Corp. 6.00%, due 10/1/20	2,150,000	2,332,750

		14,245,335

Home Builders 4.4%
Beazer Homes USA, Inc. 5.75%, due 6/15/19 (c)	1,325,000	1,325,000
7.25%, due 2/1/23	1,300,000	1,347,125
8.125%, due 6/15/16	186,000	205,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-447

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
D.R. Horton, Inc. 3.75%, due 3/1/19	$3,350,000	$3,366,750
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (c)	1,550,000	1,581,000
7.25%, due 10/15/20 (c)	1,080,000	1,171,800
KB Home 8.00%, due 3/15/20	1,925,000	2,208,938
Lennar Corp. 4.50%, due 6/15/19	2,125,000	2,175,469
6.95%, due 6/1/18	46,000	51,865
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,520,644
5.625%, due 2/1/20	1,072,000	1,163,120
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,320,000	1,438,800
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,044,300
8.375%, due 1/15/21	1,100,000	1,303,500
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,457,250
Weyerhaeuser Real Estate Co. 4.375%, due 6/15/19 (c)	2,880,000	2,887,200

		25,248,291

Household Products & Wares 0.4%
Reynolds Group Issuer, Inc. 7.875%, due 8/15/19	475,000	517,156
8.50%, due 5/15/18	625,000	653,907
9.875%, due 8/15/19	826,000	914,795

		2,085,858

Insurance 5.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,047,000	3,321,230
American International Group, Inc. Series A3 4.875%, due 3/15/67 (a)	€2,000,000	2,861,837
Series A2 5.75%, due 3/15/67 (a)	£450,000	804,016
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$2,495,000	2,772,569
Genworth Holdings, Inc. 7.20%, due 2/15/21	450,000	548,392
7.625%, due 9/24/21	1,840,000	2,305,255
ING US, Inc. 2.90%, due 2/15/18	495,000	512,939
5.50%, due 7/15/22	1,670,000	1,912,681
Liberty Mutual Group, Inc. 7.00%, due 3/7/67 (a)(c)	800,000	848,000
7.80%, due 3/7/87 (c)	102,000	120,360
10.75%, due 6/15/88 (a)(c)	987,000	1,507,642

	Principal Amount	Value
Insurance (continued)
Lincoln National Corp. 7.00%, due 5/17/66 (a)	$1,468,000	$1,526,720
Oil Insurance, Ltd. 3.216%, due 12/29/49 (a)(c)	1,648,000	1,516,160
Pacific Life Insurance Co. 9.25%, due 6/15/39 (c)	1,046,000	1,609,092
Pearl Group Holdings No 1, Ltd. 6.586%, due 11/29/49 (a)	£1,672,800	2,785,533
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	$138,000	153,525
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,277,320
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,331,752
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	129,000	138,030
XL Group PLC 6.50%, due 12/29/49 (a)	1,516,000	1,497,050

		30,350,103

Iron & Steel 2.2%
AK Steel Corp. 7.625%, due 5/15/20	800,000	824,000
8.75%, due 12/1/18	1,000,000	1,120,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	178,786
APERAM 7.375%, due 4/1/16 (c)	1,025,000	1,055,750
ArcelorMittal 6.75%, due 2/25/22	1,575,000	1,764,000
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	1,324,000	1,341,648
5.90%, due 3/15/20	760,000	778,007
Severstal Oao Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	1,600,000	1,564,000
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,173,500
United States Steel Corp. 7.375%, due 4/1/20	1,750,000	1,929,375

		12,729,066

Leisure Time 0.1%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	691,500

Lodging 1.5%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,269,000	1,888,942
MGM Resorts International 6.75%, due 10/1/20	1,194,000	1,332,803
8.625%, due 2/1/19	475,000	565,844
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	217,712
7.15%, due 12/1/19	1,334,000	1,585,971

M-448	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	$1,800,000	$1,874,250
7.75%, due 8/15/20	900,000	981,000

		8,446,522

Machinery—Construction & Mining 0.2%
Terex Corp. 6.00%, due 5/15/21	1,015,000	1,093,663

Media 1.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/17	500,000	527,500
Clear Channel Communications, Inc. 9.00%, due 3/1/21	3,330,000	3,563,100
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	256,000	275,840
Series B 7.625%, due 3/15/20	1,300,000	1,402,375
COX Communications, Inc. 6.95%, due 6/1/38 (c)	509,000	623,676
DISH DBS Corp. 6.75%, due 6/1/21	1,400,000	1,596,000
7.125%, due 2/1/16	185,000	200,031
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	1,000,803

		9,189,325

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20	406,000	451,168

Mining 1.6%
Aleris International, Inc. 7.625%, due 2/15/18	545,000	562,712
7.875%, due 11/1/20	621,000	645,840
FMG Resources (August 2006) Pty, Ltd. 6.875%, due 2/1/18 (c)	400,000	420,000
8.25%, due 11/1/19 (c)	1,665,000	1,812,769
Novelis, Inc. 8.375%, due 12/15/17	386,000	411,476
8.75%, due 12/15/20	1,642,000	1,822,620
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,311,050
Vedanta Resources PLC 7.125%, due 5/31/23 (c)	700,000	738,500
8.25%, due 6/7/21 (c)	1,420,000	1,590,400

		9,315,367

	Principal Amount	Value
Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	$1,860,000	$1,860,000
Bombardier, Inc. 6.00%, due 10/15/22 (c)	2,430,000	2,490,750
Gates Global Llc / Gates Global Co. 6.00%, due 7/15/22 (c)	2,665,000	2,665,000
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	528,437

		7,544,187

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,048,000	1,100,400

Oil & Gas 5.9%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,534,832
Berry Petroleum Co., LLC 6.75%, due 11/1/20	752,000	791,480
♦Chesapeake Energy Corp. 4.875%, due 4/15/22	2,595,000	2,685,825
5.375%, due 6/15/21	650,000	692,250
6.625%, due 8/15/20	1,055,000	1,213,250
Concho Resources, Inc. 5.50%, due 4/1/23	700,000	752,500
6.50%, due 1/15/22	500,000	551,250
7.00%, due 1/15/21	623,000	683,742
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	2,182,537
ENI S.p.A. 4.15%, due 10/1/20 (c)	1,280,000	1,366,275
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,325,000	1,517,125
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 8.00%, due 2/15/20 (c)	700,000	745,500
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	896,750
7.75%, due 2/1/21	185,000	199,569
8.625%, due 4/15/20	425,000	459,000
Murphy Oil Usa, Inc. 6.00%, due 8/15/23	3,023,000	3,181,707
Petrobras Global Finance B.V. 6.25%, due 3/17/24	2,500,000	2,661,000
Petrobras International Finance Co. 5.375%, due 1/27/21	1,165,000	1,214,198
Plains Exploration & Production Co. 6.75%, due 2/1/22	1,875,000	2,130,469
Precision Drilling Corp. 6.50%, due 12/15/21	487,000	529,613
6.625%, due 11/15/20	882,000	943,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-449

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Samson Investment Co. 10.75%, due 2/15/20 (c)	$1,300,000	$1,369,875
Sanchez Energy Corp. 6.125%, due 1/15/23 (c)	2,355,000	2,431,537
SM Energy Co. 5.00%, due 1/15/24	1,300,000	1,293,500
Swift Energy Co. 8.875%, due 1/15/20	1,042,000	1,109,730

		34,137,254

Oil & Gas Services 1.4%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,070,000	2,194,200
7.75%, due 10/15/22	500,000	558,750
CGG 6.50%, due 6/1/21	1,950,000	1,935,375
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	293,000	313,510
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	2,525,000	2,518,687
5.875%, due 4/1/20	659,000	682,065

		8,202,587

Packaging & Containers 1.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (c)	1,295,000	1,337,087
Crown European Holdings S.A. 4.00%, due 7/15/22 (c)	2,150,000	2,955,036
Sealed Air Corp. 8.125%, due 9/15/19 (c)	935,000	1,029,669
8.375%, due 9/15/21 (c)	500,000	572,500

		5,894,292

Pharmaceuticals 0.5%
Valeant Pharmaceuticals International 6.375%, due 10/15/20 (c)	1,075,000	1,142,188
VPII Escrow Corp. 7.50%, due 7/15/21 (c)	1,500,000	1,661,250

		2,803,438

Pipelines 3.5%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	490,000	516,338
5.875%, due 4/15/21	2,475,000	2,648,250
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21	850,000	833,000
6.625%, due 10/1/20	1,350,000	1,434,375
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,270,500

	Principal Amount	Value
Pipelines (continued)
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	$860,000	$926,384
7.60%, due 2/1/24	383,000	480,427
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	815,920
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	562,155
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.50%, due 4/15/23	750,000	783,750
5.875%, due 3/1/22	850,000	923,313
6.875%, due 12/1/18	1,050,000	1,106,437
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	886,231
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	950,000	992,750
6.375%, due 8/1/22	861,000	936,337
7.875%, due 10/15/18	800,000	842,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	2,140,000	2,257,700
5.875%, due 10/1/20 (c)	860,000	907,300
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	1,298,615

		20,421,782

Real Estate Investment Trusts 0.5%
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	297,082
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	326,032
5.875%, due 6/15/19	1,200,000	1,289,291
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	991,000	986,289

		2,898,694

Retail 2.0%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	950,000	1,052,125
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,451,800
6.50%, due 5/20/21	168,000	180,180
AutoNation, Inc. 6.75%, due 4/15/18	830,000	958,650
CVS Caremark Corp. 4.75%, due 5/18/20	1,305,000	1,460,784
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,356,979

M-450	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
QVC, Inc. 4.85%, due 4/1/24	$2,300,000	$2,405,099
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,395,000	2,424,937

		11,290,554

Semiconductors 0.2%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	325,000	333,125
6.00%, due 1/15/22 (c)	659,000	701,835

		1,034,960

Software 0.9%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,014,000	1,073,887
♦First Data Corp. 7.375%, due 6/15/19 (c)	2,042,000	2,192,597
8.875%, due 8/15/20 (c)	320,000	354,000
10.625%, due 6/15/21	1,199,000	1,396,835

		5,017,319

Telecommunications 4.7%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	1,523,000	1,550,947
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (c)	550,000	549,175
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (c)(f)	1,000,000	1,067,500
CommScope, Inc. 5.00%, due 6/15/21 (c)	1,563,000	1,594,260
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	1,100,000	1,122,667
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	250,000	278,750
7.625%, due 6/15/21	1,398,000	1,600,710
Inmarsat Finance PLC 4.875%, due 5/15/22 (c)	2,500,000	2,525,000
♦Intelsat Luxembourg S.A. 8.125%, due 6/1/23	3,801,000	4,109,831
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	329,794
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	813,645
8.75%, due 3/15/32	1,330,000	1,536,150
Sprint Corp. 7.25%, due 9/15/21 (c)	1,000,000	1,102,500
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,000,000	1,061,250
6.542%, due 4/28/20	1,235,000	1,333,800

	Principal Amount	Value
Telecommunications (continued)
Telecom Italia Capital S.A. 7.721%, due 6/4/38	$305,000	$351,513
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,891,618
5.462%, due 2/16/21	279,000	316,796
Verizon Communications, Inc. 5.15%, due 9/15/23	1,722,000	1,927,078
ViaSat, Inc. 6.875%, due 6/15/20	1,255,000	1,352,262
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (c)	850,000	880,813

		27,296,059

Transportation 1.1%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,257,200	2,460,348
PHI, Inc. 5.25%, due 3/15/19 (c)	2,295,000	2,340,900
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (c)	2,075,000	1,789,687

		6,590,935

Total Corporate Bonds (Cost $418,843,532)		434,487,097

Foreign Bonds 1.3%
Ireland 0.4%
UT2 Funding PLC 5.321%, due 6/30/16	€1,600,000	2,355,196

Luxembourg 0.3%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	1,225,000	1,711,779

United Kingdom 0.6%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£401,000	903,651
Rexam PLC 6.75%, due 6/29/67 (a)	€222,000	321,084
Santander UK PLC 4.814%, due 9/28/49 (a)	£1,150,000	1,900,989

		3,125,724

Total Foreign Bonds (Cost $6,127,897)		7,192,699

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-451

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments 8.8% (g)
Advertising 0.4%
Acosta, Inc. New Term Loan B 4.25%, due 3/2/18	$2,436,370	$2,443,983

Aerospace & Defense 0.1%
Transdigm, Inc. Term Loan C 3.75%, due 2/28/20	496,222	493,927

Airlines 0.1%
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	419,688	418,376

Auto Parts & Equipment 0.5%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	2,736,250	2,742,201

Automobile 0.2%
KAR Auction Services, Inc. Term Loan B1 2.75%, due 3/11/17	498,750	500,153
Term Loan B2 3.50%, due 3/11/21	498,750	497,503

		997,656

Building Materials 0.4%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	1,787,744	1,788,489
2nd Lien Term Loan 7.00%, due 3/26/21	650,000	663,000

		2,451,489

Chemicals 0.3%
Axalta Coating Systems US Holdings, Inc. Term Loan 4.00%, due 2/1/20	495,000	494,931
PQ Corp. Term Loan 4.00%, due 8/7/17	985,000	986,759

		1,481,690

Commercial Services 0.9%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	2,178,082	2,182,619

	Principal Amount	Value
Commercial Services (continued)
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	$3,000,000	$2,985,000

		5,167,619

Containers, Packaging & Glass 0.3%
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	1,745,614	1,747,360

Electric 0.1%
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	691,250	689,330

Electrical Components & Equipment 0.5%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	3,056,724	3,032,271

Entertainment 1.1%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	995,000	1,011,169
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	3,333,250	3,297,834
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	2,235,576	2,201,642

		6,510,645

Food 0.1%
ARAMARK Corp. Term Loan F (zero coupon), due 2/24/21	600,000	595,594

Hand & Machine Tools 0.4%
Milacron LLC New Term Loan 4.00%, due 3/30/20	2,493,750	2,485,438

Health Care—Products 0.4%
Ortho-Clinical Diagnostics, Inc. Term Loan B (zero coupon), due 6/30/21	2,255,000	2,270,020

M-452	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Health Care—Services 0.2%
♦DaVita HealthCare Partners, Inc. Term Loan B (zero coupon), due 6/24/21	$1,000,000	$1,004,643

Household Products & Wares 0.3%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	1,790,971	1,788,173

Lodging 0.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,693,611	1,696,018
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	2,775,000	2,769,103
MGM Resorts International Term Loan B 3.50%, due 12/20/19	740,611	738,204

		5,203,325

Media 0.4%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/3/21	992,481	976,974
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/5/20	1,500,000	1,494,000

		2,470,974

Mining 0.4%
FMG Resources (August 2006) Pty, Ltd New Term Loan B 3.75%, due 6/30/19	491,288	491,561
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	1,579,798	1,519,239

		2,010,800

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	1,192,445	1,190,806

Pipelines 0.2%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	1,250,000	1,236,364

	Principal Amount	Value
Telecommunications 0.4%
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	$1,943,677	$1,932,744

Total Loan Assignments (Cost $50,478,484)		50,365,428

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.621%, due 11/25/35 (h)	81,306	72,174
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	29,586	27,599
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.612%, due 7/25/36 (h)	48,218	47,131

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.049%, due 11/25/36 (h)	41,316	36,311

Total Mortgage-Backed Securities (Cost $173,229)		183,215

Yankee Bonds 0.8% (i)
Banks 0.4%
Royal Bank of Scotland Group PLC (The) 5.125%, due 5/28/24	1,194,000	1,212,387
6.125%, due 12/15/22	970,000	1,060,922

		2,273,309

Insurance 0.4%
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,655,000	2,378,152

Total Yankee Bonds (Cost $4,437,193)		4,651,461

Total Long-Term Bonds (Cost $493,298,862)		512,227,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-453

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks 0.2%
Auto Manufacturers 0.1%
General Motors Co.	18,239	$662,076

Banks 0.1%
♦Citigroup, Inc.	16,000	753,600

Total Common Stocks (Cost $1,218,294)		1,415,676

Convertible Preferred Stocks 0.5%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	6,400	417,216

Banks 0.1%
♦Bank of America Corp. 7.25% Series L	400	466,800
Wells Fargo & Co. 7.50% Series L	400	485,600

		952,400

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,800	372,274

Insurance 0.1%
MetLife, Inc. 5.00%	13,625	435,455

Iron & Steel 0.1%
ArcelorMittal 6.00%	36,000	809,640

Total Convertible Preferred Stocks (Cost $2,778,344)		2,986,985

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (j)	7,425	197,579
Strike Price $18.33 Expires 7/10/19 (j)	3,655	67,837

Total Warrants (Cost $233,707)		265,416

	Principal Amount	Value
Short-Term Investment 8.8%
Repurchase Agreement 8.8%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $50,653,732 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $54,595,000 and a Market Value of $51,668,435)	$50,653,732	$50,653,732

Total Short-Term Investment (Cost $50,653,732)		50,653,732

Total Investments (Cost $548,182,939) (m)	98.7%	567,548,908
Other Assets, Less Liabilities	1.3	7,242,061
Net Assets	100.0%	$574,790,969

	Contracts Short	Unrealized Appreciation (Depreciation)(k)
Futures Contracts 0.0% ‡
United States Treasury Note September 2014 (10 Year) (l)	$(150)	$(322)
United States Treasury Note September 2014 (2 Year) (l)	(1,125)	129,409
United States Treasury Note September 2014 (5 Year) (l)	(564)	105,665

Total Futures Contracts (Notional Amount $333,194,719)		$234,752

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of June 30, 2014, was $1,231,794, which represented 0.2% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2014.

(e)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 0.1% of the Portfolio’s net assets.

M-454	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2014.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2014.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	Non-income producing security.
(k)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2014.

(l)	At June 30, 2014, cash in the amount of $1,052,810 is on deposit with brokers for futures transactions.

(m)	As of June 30, 2014, cost was $548,194,840 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$21,579,472
Gross unrealized depreciation	(2,225,404)

Net unrealized appreciation	$19,354,068

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

As of June 30, 2014, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	EUR	8,792,000	USD	12,167,272	USD	127,704
Pound Sterling vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	GBP	5,425,000		9,162,390		(120,868)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	6,836

Open centrally cleared interest rate swap agreements as of June 30, 2014 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation/ (Depreciation)	Value
$1,000,000	USD	4/9/2016	Citigroup	Fixed 0.529%	3-Month USD-LIBOR	$(610)	$(610)
$86,000,000	USD	4/17/2016	Citigroup	Fixed 0.503%	3-Month USD-LIBOR	(771)	(771)
						$(1,381)	$(1,381)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-455

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,834,392	$—	$1,834,392
Convertible Bonds	—	13,512,807	—	13,512,807
Corporate Bonds	—	434,487,097	—	434,487,097
Foreign Bonds	—	7,192,699	—	7,192,699
Loan Assignments	—	50,365,428	—	50,365,428
Mortgage-Backed Securities	—	183,215	—	183,215
Yankee Bonds	—	4,651,461	—	4,651,461

Total Long-Term Bonds	—	512,227,099	—	512,227,099

Common Stocks	1,415,676	—	—	1,415,676
Convertible Preferred Stocks	2,986,985	—	—	2,986,985
Warrants	265,416	—	—	265,416
Short-Term Investment
Repurchase Agreement	—	50,653,732	—	50,653,732

Total Investments in Securities	4,668,077	562,880,831	—	567,548,908

Other Financial Instruments
Foreign Currency Forward Contract (b)	—	127,704	—	127,704
Futures Contracts Short (b)	235,074	—	—	235,074

Total Other Financial Instruments	235,074	127,704	—	362,778

Total Investments in Securities and Other Financial Instruments	$4,903,151	$563,008,535	$—	$567,911,686

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(120,868)	$—	$(120,868)
Futures Contracts Short (b)	(322)	—	—	(322)
Interest Rate Swap Contracts	—	(1,381)	—	(1,381)

Total Other Financial Instruments	$(322)	$(122,249)	$—	$(122,571)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-456	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014
Long-Term Bonds
Loan Assignments
Oil & Gas	$1,876,250	$3,800	$(62,335)	$(21,965)	$1,002,500	$(2,798,250)	$—	$—	$—	$—

Total	$1,876,250	$3,800	$(62,335)	$(21,965)	$1,002,500	$(2,798,250)	$—	$—	$—	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-457

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $548,182,939)	$567,548,908
Cash denominated in foreign currencies (identified cost $1,781,452)	1,786,499
Cash collateral on deposit at broker	1,339,114
Cash	234,678
Unrealized appreciation on unfunded commitments	7,609
Receivables:
Dividends and interest	6,855,344
Investment securities sold	3,776,373
Fund shares sold	3,506,633
Other assets	1,846
Unrealized appreciation on foreign currency forward contracts	127,704

Total assets	585,184,708

Liabilities
Payables:
Investment securities purchased	9,689,095
Manager (See Note 3)	272,244
NYLIFE Distributors (See Note 3)	86,915
Variation margin on futures contracts	86,531
Fund shares redeemed	72,301
Shareholder communication	24,239
Professional fees	19,077
Custodian	3,384
Trustees	475
Variation margin on centrally cleared swaps	16,677
Accrued expenses	1,933
Unrealized depreciation on foreign currency forward contracts	120,868

Total liabilities	10,393,739

Net assets	$574,790,969

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,705
Additional paid-in capital	557,960,796

558,015,501
Undistributed net investment income	37,900
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(2,867,601)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	19,599,340
Net unrealized appreciation (depreciation) on unfunded commitments	7,609
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,780)

Net assets	$574,790,969

Initial Class
Net assets applicable to outstanding shares	$136,477,692

Shares of beneficial interest outstanding	12,964,793

Net asset value per share outstanding	$10.53

Service Class
Net assets applicable to outstanding shares	$438,313,277

Shares of beneficial interest outstanding	41,739,918

Net asset value per share outstanding	$10.50

M-458	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,104,441
Dividends	113,025

Total income	12,217,466

Expenses
Manager (See Note 3)	1,433,417
Distribution and service—Service Class (See Note 3)	450,474
Professional fees	40,680
Shareholder communication	35,301
Custodian	15,484
Trustees	3,497
Miscellaneous	6,630

Total expenses	1,985,483

Net investment income (loss)	10,231,983

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,036,296
Futures transactions	(1,518,384)
Swap transactions	(50,514)
Foreign currency transactions	(305,094)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	162,304

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	10,088,914
Futures contracts	(1,545,219)
Swap contracts	(1,381)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	112,726

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	8,655,040

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	8,817,344

Net increase (decrease) in net assets resulting from operations	$19,049,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-459

Statement of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,231,983	$14,339,556
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	162,304	(2,435,957)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	8,655,040	940,602

Net increase (decrease) in net assets resulting from operations	19,049,327	12,844,201

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,566,278)	(3,368,062)
Service Class	(7,422,693)	(10,795,149)

	(9,988,971)	(14,163,211)

From net realized gain on investments:
Initial Class	—	(1,744)
Service Class	—	(4,921)

	—	(6,665)

Total dividends and distributions to shareholders	(9,988,971)	(14,169,876)

Capital share transactions:
Net proceeds from sale of shares	175,702,031	218,463,879
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,988,971	14,169,876
Cost of shares redeemed	(24,823,092)	(109,251,452)

Increase (decrease) in net assets derived from capital share transactions	160,867,910	123,382,303

Net increase (decrease) in net assets	169,928,266	122,056,628

Net Assets
Beginning of period	404,862,703	282,806,075

End of period	$574,790,969	$404,862,703

Undistributed (distributions in excess of) net investment income at end of period	$37,900	$(205,112)

M-460	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			April 29, 2011** through December 31,
	2014*		2013	2012		2011
Net asset value at beginning of period	$10.32		$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.23		0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	0.19		(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.01)		0.02

Total from investment operations	0.42		0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.21)		(0.43)	(0.53)		(0.26)
From net realized gain on investments	—		(0.00)‡	(0.09)		—

Total dividends and distributions	(0.21)		(0.43)	(0.62)		(0.26)

Net asset value at end of period	$10.53		$10.32	$10.32		$9.60

Total investment return	4.07	%(b)	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46	%††	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.64	%††	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.64	%††	0.65%	0.65%		0.78	% ††
Short sale expenses	—	††	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	13%		23%	39%		7%
Net assets at end of period (in 000’s)	$136,478		$105,972	$133,840		$188,333

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-461

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			April 29, 2011** through December 31,
	2014*		2013	2012		2011
Net asset value at beginning of period	$10.29		$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.22		0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	0.19		(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	(0.01)		0.03

Total from investment operations	0.41		0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.20)		(0.41)	(0.51)		(0.25)
From net realized gain on investments	—		(0.00)‡	(0.09)		—

Total dividends and distributions	(0.20)		(0.41)	(0.60)		(0.25)

Net asset value at end of period	$10.50		$10.29	$10.30		$9.60

Total investment return	3.95	%(b)	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21	%††	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.89	%††	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.89	%††	0.90%	0.90%		1.03	% ††
Short sale expenses	—	††	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	13%		23%	39%		7%
Net assets at end of period (in 000’s)	$438,313		$298,891	$148,966		$39,824

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-462	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.29%	22.30%	17.99%	10.09%	0.83%
Service Class Shares	4.16	22.00	17.70	9.81	1.08

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[3]	5.95%	25.58%	21.63%	9.78%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	3.55	24.01	20.25	8.48

1.	Performance figures shown for the ten-year period ended June 30, 2014 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 10.08% for Initial Class shares and 9.80% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-463

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2014 to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,042.90	$4.10	$1,020.80	$4.06

Service Class Shares	$1,000.00	$1,041.60	$5.37	$1,019.50	$5.31

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-464	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of June 30, 2014 (Unaudited)

Banks	10.2%
Health Care Equipment & Supplies	7.7
Machinery	6.8
Hotels, Restaurants & Leisure	5.8
Specialty Retail	5.0
Health Care Providers & Services	4.9
Electric Utilities	4.4
Thrifts & Mortgage Finance	4.4
Semiconductors & Semiconductor Equipment	3.9
Chemicals	3.8
Building Products	3.3
Textiles, Apparel & Luxury Goods	3.0
Auto Components	2.3
Electronic Equipment, Instruments & Components	2.3
IT Services	2.2
Aerospace & Defense	2.0
Exchange Traded Fund	2.0
Communications Equipment	1.9
Multi-Utilities	1.9
Software	1.9

Internet Software & Services	1.6%
Diversified Consumer Services	1.5
Commercial Services & Supplies	1.4
Containers & Packaging	1.4
Food Products	1.3
Household Durables	1.3
Paper & Forest Products	1.3
Capital Markets	1.2
Food & Staples Retailing	1.2
Media	1.2
Diversified Telecommunication Services	1.0
Energy Equipment & Services	1.0
Diversified Financial Services	0.6
Construction Materials	0.5
Professional Services	0.5
Real Estate Investment Trusts	0.5
Short-Term Investment	2.3
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page M-468 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Iconix Brand Group, Inc.

2.	Investors Bancorp, Inc.

3.	Cleco Corp.

4.	Armstrong World Industries, Inc.

5.	iShares Russell 2000 Value Index Fund
6.	WellCare Health Plans, Inc.

7.	Vectren Corp.

8.	Harmonic, Inc.

9.	Rovi Corp.

10.	Integra LifeSciences Holdings Corp.

M-465

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP U.S. Small Cap Portfolio returned 4.29% for Initial Class shares and 4.16% for Service Class shares. Over the same period, both share classes underperformed the 5.95% return of the Russell 2500™ Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 3.55% return of the average Lipper Variable Products Small-Cap Core Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

The largest detractor from relative performance was stock selection in the industrials and financials sectors. The Portfolio’s underweight position relative to the Russell 2500™ Index in the energy sector, which was the best-performing sector during the reporting period, also hurt relative results. Stock selection in materials and information technology provided a positive contribution to relative results. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s returns are primarily the result of finding companies that can increase their free cash flow and are committed to allocating it intelligently to benefit shareholders. We believe that understanding this “slow and steady” approach is more helpful to understanding results than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in this context for this strategy.

The industrials, financials and energy sectors were the largest detractors from the Portfolio’s performance in relation to the Russell 2500™ Index. The industrials and financials sectors were primarily hampered by poor stock selection, while the Portfolio’s underweight position in the energy sector hurt relative results. Security selection within the information technology and materials sectors provided a positive contribution. The utilities sector also contributed positively, with the Portfolio’s sector positioning and its security selection both contributing to relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributors included specialty chemicals company Flotek Industries, regional electric utility Cleco and software company Rovi.

Flotek Industries, a leading developer of innovative specialty chemicals and down-hole drilling and production equipment, saw its share price advance steadily during the reporting period. The company continued to benefit from a strong balance sheet and an ability to generate free cash flow, and we believed that international expansion would be a strong growth driver for the company going forward.

Cleco shares advanced after the company received regulatory approval for a four-year extension of its rate-setting plan. The company’s share price has also benefited from ongoing industry consolidation and speculation that Cleco could be an acquisition target.

Rovi controls the intellectual property behind the discovery and display of video programming in electronic guides. The company’s revenue grew by 14% in the fourth quarter of 2013, thanks to new licensing deals with such companies as Samsung, Google, Sony and Cox. We believed that, going forward, the company’s impressive intellectual property portfolio would lead to continued growth in revenue and free cash flow.

Major detractors included California-based athletic equipment retailer Big 5 Sporting Goods, hospitality company Monarch Casino & Resort and diversified telecommunication services company Lumos Networks.

Big 5 Sporting Goods lowered its earnings guidance for the year amid a drop-off in firearm and ammunition sales and a very unfavorable weather environment, which led to lower-than-expected sales of seasonal items.

Shares of Monarch Casino & Resort declined after the company posted disappointing earnings during the reporting period. Even so, we believed that the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-466	MainStay VP U.S. Small Cap Portfolio

company’s growing free cash flow afforded ample flexibility to improve the efficiency of its operations by upgrading and expanding two of its existing facilities. At the end of the period, a major expansion of one of the company’s properties was in the planning stages.

Lumos Networks provides broadband, voice and IP services through its fiber optic network in the Mid-Atlantic region. The company’s shares declined after the release of lower-than-expected guidance for 2014. The company’s top-line has been challenged in recent years as Lumos Networks seeks to offset declining revenue in its traditional landline business with increasing revenue from its data services. We believed that the eventual reduction in capital expenditures associated with the build out of the company’s fiber optic network would lead to increasing levels of free cash flow longer term.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several significant purchases during the reporting period, including Bally Technologies. The company is a leading gaming technology and manufacturing company with a sizable share of the North American slot machine market. We felt that the company would be able continue its track record of generating free cash flow through organic revenue growth, EBITDA2 margin expansion and capital deployment.

The Portfolio also added a position in CubeSmart, which owns, operates, acquires and develops self-storage facilities in the United States. The company has been successful in implementing a data-based pricing scheme aimed at obtaining and retaining customers. The use of data to drive pricing decisions and a strong operations culture allows the company to add value to properties that it manages and acquires. Given its size and current industry dynamics, we believed that the company should have significant room to grow through acquisition over the near to medium term.

The Portfolio also sold some positions during the reporting period. Among these was Genesee & Wyoming. The position was eliminated after the share price appreciated, resulting in a capitalization that was too large for a small-cap Portfolio. The Portfolio also sold its position in health care equipment & supplies company Haemonetics. At the end of the reporting period, the company’s blood center revenues in the United States remained under pressure from the loss of a contract bid for Red Cross and from the prices hospitals are willing to pay for blood components.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio reduced exposure to industrials, financials and health care. The Portfolio’s largest sector-weighting increases were in consumer discretionary, information technology and utilities.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders. That stock-by-stock process often results in the Portfolio having a different composition than the benchmark in terms of types of companies held.

As of June 30, 2014, the Portfolio was most significantly underweight relative to the Russell 2500™ Index in the financials and energy sectors. As of the same date, the Portfolio’s most significantly overweight exposure was in the consumer discretionary sector.

2.	EBITDA is an acronym for Earnings Before Income Taxes, Depreciation and Amortization.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-467

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 95.2%†
Aerospace & Defense 2.0%
Curtiss-Wright Corp.	53,965	$3,537,944
Hexcel Corp. (a)	113,650	4,648,285

		8,186,229

Auto Components 2.3%
Dana Holding Corp.	192,035	4,689,495
Visteon Corp. (a)	45,730	4,436,267

		9,125,762

Banks 10.2%
Bank of Hawaii Corp.	89,785	5,269,482
BankUnited, Inc.	199,650	6,684,282
CVB Financial Corp.	261,577	4,193,079
First Financial Bancorp	184,965	3,183,248
♦Investors Bancorp, Inc.	777,632	8,592,833
Texas Capital Bancshares, Inc. (a)	50,910	2,746,594
Umpqua Holdings Corp.	205,189	3,676,987
ViewPoint Financial Group, Inc.	251,315	6,762,887

		41,109,392

Building Products 3.3%
♦Armstrong World Industries, Inc. (a)	142,090	8,160,229
Simpson Manufacturing Co., Inc.	135,400	4,923,144

		13,083,373

Capital Markets 1.2%
Diamond Hill Investment Group, Inc.	38,290	4,890,399

Chemicals 3.8%
Chemtura Corp. (a)	190,305	4,972,670
Flotek Industries, Inc. (a)	165,495	5,322,319
Innophos Holdings, Inc.	87,890	5,059,827

		15,354,816

Commercial Services & Supplies 1.4%
Herman Miller, Inc.	180,590	5,461,042

Communications Equipment 1.9%
♦Harmonic, Inc. (a)	1,035,063	7,721,570

Construction Materials 0.5%
United States Lime & Minerals, Inc.	30,885	2,001,348

Containers & Packaging 1.4%
Silgan Holdings, Inc.	110,030	5,591,725

Diversified Consumer Services 1.5%
Service Corp. International	289,255	5,993,364

	Shares	Value
Diversified Financial Services 0.6%
CBOE Holdings, Inc.	53,015	$2,608,868

Diversified Telecommunication Services 1.0%
Lumos Networks Corp.	270,770	3,918,042

Electric Utilities 4.4%
♦Cleco Corp.	140,907	8,306,468
Great Plains Energy, Inc.	191,280	5,139,694
Westar Energy, Inc.	111,755	4,267,923

		17,714,085

Electronic Equipment, Instruments & Components 2.3%
National Instruments Corp.	136,864	4,433,025
OSI Systems, Inc. (a)	71,860	4,796,655

		9,229,680

Energy Equipment & Services 1.0%
Dril-Quip, Inc. (a)	37,196	4,063,291

Food & Staples Retailing 1.2%
SpartanNash Co.	224,642	4,719,728

Food Products 1.3%
B&G Foods, Inc.	155,610	5,086,891

Health Care Equipment & Supplies 7.7%
Greatbatch, Inc. (a)	55,450	2,720,377
♦Integra LifeSciences Holdings Corp. (a)	155,216	7,304,465
Sirona Dental Systems, Inc. (a)	60,089	4,954,939
Teleflex, Inc.	58,905	6,220,368
Tornier N.V. (a)	159,479	3,728,619
Wright Medical Group, Inc. (a)	194,140	6,095,996

		31,024,764

Health Care Providers & Services 4.9%
Bio-Reference Laboratories, Inc. (a)	235,875	7,128,142
U.S. Physical Therapy, Inc.	138,436	4,733,127
♦WellCare Health Plans, Inc. (a)	107,780	8,046,855

		19,908,124

Hotels, Restaurants & Leisure 5.8%
Bally Technologies, Inc. (a)	84,970	5,584,228
Brinker International, Inc.	73,810	3,590,857
Life Time Fitness, Inc. (a)	116,625	5,684,303
Monarch Casino & Resort, Inc. (a)	237,599	3,597,249
Multimedia Games Holding Co., Inc. (a)	170,730	5,060,437

		23,517,074

Household Durables 1.3%
M/I Homes, Inc. (a)	208,795	5,067,455

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-468	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 1.6%
Monster Worldwide, Inc. (a)	665,364	$4,351,481
Travelzoo, Inc. (a)	117,090	2,265,691

		6,617,172

IT Services 2.2%
EVERTEC, Inc.	171,520	4,157,645
Forrester Research, Inc.	121,045	4,585,184

		8,742,829

Machinery 6.8%
Actuant Corp. Class A	46,600	1,610,962
Harsco Corp.	179,780	4,787,541
Kennametal, Inc.	55,881	2,586,173
Mueller Industries, Inc.	239,868	7,054,518
Mueller Water Products, Inc. Class A	492,155	4,252,219
Woodward, Inc.	144,200	7,235,956

		27,527,369

Media 1.2%
Morningstar, Inc.	65,767	4,722,728

Multi-Utilities 1.9%
♦Vectren Corp.	182,480	7,755,400

Paper & Forest Products 1.3%
KapStone Paper and Packaging Corp. (a)	152,005	5,035,926

Professional Services 0.5%
Resources Connection, Inc.	159,640	2,092,880

Real Estate Investment Trusts 0.5%
CubeSmart	113,450	2,078,404

Semiconductors & Semiconductor Equipment 3.9%
Cypress Semiconductor Corp. (a)	504,145	5,500,222
Teradyne, Inc.	209,200	4,100,320
Veeco Instruments, Inc. (a)	158,455	5,904,033

		15,504,575

Software 1.9%
♦Rovi Corp. (a)	320,315	7,674,747

Specialty Retail 5.0%
American Eagle Outfitters, Inc.	280,850	3,151,137
Big 5 Sporting Goods Corp.	270,160	3,314,863
Brown Shoe Co., Inc.	157,500	4,506,075
CST Brands, Inc.	154,820	5,341,290
Express, Inc. (a)	220,600	3,756,818

		20,070,183

	Shares	Value
Textiles, Apparel & Luxury Goods 3.0%
G-III Apparel Group, Ltd. (a)	31,640	$2,583,722
♦Iconix Brand Group, Inc. (a)	204,025	8,760,834
Steven Madden, Ltd. (a)	22,794	781,834

		12,126,390

Thrifts & Mortgage Finance 4.4%
Brookline Bancorp, Inc.	478,390	4,482,514
Capitol Federal Financial, Inc.	356,000	4,328,960
Northwest Bancshares, Inc.	383,475	5,203,756
Trustco Bank Corp.	547,280	3,655,831

		17,671,061

Total Common Stocks (Cost $311,486,512)		382,996,686

Exchange-Traded Fund 2.0% (b)
♦iShares Russell 2000 Value Index Fund	78,185	8,073,383

Total Exchange-Traded Fund (Cost $7,046,424)		8,073,383

	Principal Amount
Short-Term Investment 2.3%
Repurchase Agreement 2.3%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $9,366,974 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $10,075,000 and a Market Value of $9,558,153)	$9,366,974	9,366,974

Total Short-Term Investment (Cost $9,366,974)		9,366,974

Total Investments (Cost $327,899,910) (c)	99.5%	400,437,043
Other Assets, Less Liabilities	0.5	2,012,547
Net Assets	100.0%	$402,449,590

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2014, cost was $328,181,867 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$77,014,940
Gross unrealized depreciation	(4,759,764)

Net unrealized appreciation	$72,255,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-469

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$382,996,686	$—	$—	$382,996,686
Exchange-Traded Fund	8,073,383	—	—	8,073,383
Short-Term Investment
Repurchase Agreement	—	9,366,974	—	9,366,974

Total Investments in Securities	$391,070,069	$9,366,974	$—	$400,437,043

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-470	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $327,899,910)	$400,437,043
Receivables:
Investment securities sold	2,639,966
Dividends	393,612
Fund shares sold	292,431
Other assets	2,086

Total assets	403,765,138

Liabilities
Payables:
Investment securities purchased	777,225
Manager (See Note 3)	251,765
Fund shares redeemed	186,715
NYLIFE Distributors (See Note 3)	40,685
Professional fees	28,605
Shareholder communication	26,208
Custodian	1,338
Trustees	369
Accrued expenses	2,638

Total liabilities	1,315,548

Net assets	$402,449,590

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,410
Additional paid-in capital	270,482,023

270,510,433
Undistributed net investment income	1,983,410
Accumulated net realized gain (loss) on investments	57,418,614
Net unrealized appreciation (depreciation) on investments	72,537,133

Net assets	$402,449,590

Initial Class
Net assets applicable to outstanding shares	$201,058,712

Shares of beneficial interest outstanding	13,991,043

Net asset value per share outstanding	$14.37

Service Class
Net assets applicable to outstanding shares	$201,390,878

Shares of beneficial interest outstanding	14,418,662

Net asset value per share outstanding	$13.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-471

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$3,032,409

Expenses
Manager (See Note 3)	1,578,233
Distribution and service—Service Class (See Note 3)	240,303
Shareholder communication	33,122
Professional fees	28,396
Custodian	5,542
Trustees	3,625
Miscellaneous	8,135

Total expenses	1,897,356

Net investment income (loss)	1,135,053

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	30,135,168
Net change in unrealized appreciation (depreciation) on investments	(15,308,337)

Net realized and unrealized gain (loss) on investments	14,826,831

Net increase (decrease) in net assets resulting from operations	$15,961,884

M-472	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,135,053	$848,430
Net realized gain (loss) on investments	30,135,168	41,414,764
Net change in unrealized appreciation (depreciation) on investments	(15,308,337)	59,326,736

Net increase (decrease) in net assets resulting from operations	15,961,884	101,589,930

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,307,542)
Service Class	—	(916,377)

Total dividends to shareholders	—	(2,223,919)

Capital share transactions:
Net proceeds from sale of shares	37,538,645	123,702,079
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,223,919
Cost of shares redeemed	(76,833,342)	(52,728,871)

Increase (decrease) in net assets derived from capital share transactions	(39,294,697)	73,197,127

Net increase (decrease) in net assets	(23,332,813)	172,563,138

Net Assets
Beginning of period	425,782,403	253,219,265

End of period	$402,449,590	$425,782,403

Undistributed net investment income at end of period	$1,983,410	$848,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-473

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.78		$10.06	$8.96	$9.31	$7.45	$5.28

Net investment income (loss) (a)	0.05		0.05	0.09	0.04	0.08	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.54		3.76	1.05	(0.33)	1.78	2.17

Total from investment operations	0.59		3.81	1.14	(0.29)	1.86	2.17

Less dividends:
From net investment income	—		(0.09)	(0.04)	(0.06)	(0.00)‡	—

Net asset value at end of period	$14.37		$13.78	$10.06	$8.96	$9.31	$7.45

Total investment return	4.28	%(b)(c)	37.90%	12.80%	(2.75%)	25.03%	41.10	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.39%	0.98%	0.46%	0.98%	(0.02%)
Net expenses	0.81	%††	0.82%	0.83%	0.84%	0.85%	1.08%
Portfolio turnover rate	18%		40%	32%	46%	70%	186%
Net assets at end of period (in 000’s)	$201,059		$232,795	$128,576	$141,113	$107,627	$76,143

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.41		$9.80	$8.73	$9.07	$7.27		$5.17

Net investment income (loss) (a)	0.03		0.01	0.06	0.02	0.07		(0.02)
Net realized and unrealized gain (loss) on investments	0.53		3.67	1.03	(0.30)	1.73		2.12

Total from investment operations	0.56		3.68	1.09	(0.28)	1.80		2.10

Less dividends:
From net investment income	—		(0.07)	(0.02)	(0.06)	—		—

Net asset value at end of period	$13.97		$13.41	$9.80	$8.73	$9.07		$7.27

Total investment return	4.18	%(b)(c)	37.56%	12.52%	(2.99%)	24.76	%(c)	40.62	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43	%††	0.13%	0.69%	0.19%	0.84%		(0.39%)
Net expenses	1.06	%††	1.07%	1.08%	1.09%	1.10%		1.33%
Portfolio turnover rate	18%		40%	32%	46%	70%		186%
Net assets at end of period (in 000’s)	$201,391		$192,987	$124,643	$115,651	$132,906		$109,781

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-474	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2014

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	13.71%	32.47%	5.92%	0.93%

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	16.43%	33.14%	10.36%
S&P 500® Index[2]	7.14	24.61	19.22
Average Lipper Variable Products Natural Resources Portfolio[3]	15.46	29.30	5.49

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-475

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2014, to June 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2014, to June 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value (Based on Actual Returns and Expenses) 6/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/14	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,137.10	$4.93	$1,020.20	$4.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-476	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Composition as of June 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page M-480 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings as of June 30, 2014 (excluding short-term investment) (Unaudited)

1.	Glencore PLC

2.	Schlumberger, Ltd.

3.	Halliburton Co.

4.	Concho Resources, Inc.

5.	Cimarex Energy Co.
6.	Pioneer Natural Resources Co.

7.	CONSOL Energy, Inc.

8.	Anadarko Petroleum Corp.

9.	First Quantum Minerals, Ltd.

10.	EOG Resources, Inc.

M-477

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2014?

For the six months ended June 30, 2014, MainStay VP Van Eck Global Hard Assets Portfolio returned 13.71% for Initial Class shares. Over the same period, the Portfolio underperformed the 16.43% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s broad-based securities-market index. Over the same period, the Portfolio outperformed the 7.14% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark. The Portfolio underperformed the 15.46% return of the average Lipper1 Variable Products Natural Resources Portfolio for the six months ended June 30, 2014.

What factors affected the Portfolio’s relative performance during the reporting period?

Two key aspects of the Portfolio that detracted from performance relative to the S&P North American Natural Resources Sector Index were an overweight position in oil & gas refining & marketing and an underweight position in oil & gas storage & transportation.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The Portfolio’s underweight position relative to the S&P North American Natural Resources Sector Index in integrated oil & gas and paper products provided the strongest contribution to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) In integrated oil & gas, a subindustry that has experienced a decline in capital spending, the Portfolio was significantly underweight relative to the Index. In paper products, a positive though underperforming subindustry, the absence of any exposure also benefited the Portfolio on a relative basis. In the gold subindustry, not only was the Portfolio overweight, but it also had reasonably strong stock selection. Gold companies benefited from an increase in the price of gold, successful cost-cutting and an increase in merger and acquisition activity, among other things.

The subindustry that made the weakest contribution to the Portfolio’s performance relative to the S&P

North American Natural Resources Sector Index was oil & gas refining & marketing, which proved vulnerable to a narrowing spread between WTI and Brent oil. The second-weakest subindustry was oil & gas storage & transportation, in which a weak tanker selection by the Portfolio detracted from performance. Steel was also a weak contributor. This subindustry was facing over-capacity with only modest demand. The S&P North American Natural Resources Sector Index had no allocation to the steel subindustry during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributors were energy-related companies. The strongest was oil & gas equipment & services giant Halliburton, which continued to enjoy strong revenue growth from its directional drilling, pressure pumping and fracking activities, especially in North America. Other strong contributors included oil & gas exploration & production companies Cimarex Energy and Concho Resources. Both companies continued to benefit from unconventional shale oil activities, especially in the Permian Basin and, in particular, in the Delaware Sub-Basin.

The Portfolio’s weakest-contributing companies included forest products company Louisiana Pacific, which was affected by concerns about the sustainability of the housing recovery in the United States. Oil & gas refining & marketing company Marathon Petroleum was also a weak contributor. The company proved vulnerable to a narrowing of the spread between WTI and Brent oil. Oil & gas exploration & production company Ophir Energy, which reported some poor drilling results, was also a weak contributor to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made significant purchases in the diversified metals & mining, oil & gas drilling, and gold subindustries. Examples included a new position in diversified metals & mining company Freeport-McMoRan Copper & Gold and the addition of shares of oil & gas drilling company Nabors Industries and gold company Goldcorp.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-478	MainStay VP Van Eck Global Hard Assets Portfolio

The Portfolio’s largest sale during the reporting period was a position in integrated oil & gas company Occidental Petroleum. The Portfolio also sold its position in gold company Newmont Mining and its position in oil & gas exploration & production company Whiting Petroleum. Each of these positions was entirely eliminated by the end of the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P North American Natural Resources Sector Index, the Portfolio increased its positions in the diversified metals & mining, gold, and oil & gas drilling subindustries. During the reporting period, the Portfolio reduced its positions in the integrated oil & gas and oil & gas refining & marketing subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2014, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position in relation to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry.

As of June 30, 2014, the Portfolio held overweight positions relative to the Index in the oil & gas equipment & services and oil & gas drilling subindustries, and it held a slightly overweight position in the oil & gas exploration & production subindustry. As of the same date, the Portfolio held overweight positions in the oil & gas refining & marketing subindustry and the coal & consumable fuels subindustry. The Portfolio’s most substantially overweight positions relative to the Index were in the diversified metals & mining and gold subindustries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-479

Portfolio of Investments June 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 94.3%†
Canada 10.5%
Agnico Eagle Mines, Ltd. (Metals & Mining)	32,793	$1,255,729
Agrium, Inc. (Chemicals)	84,300	7,724,409
Eldorado Gold Corp. (Metals & Mining)	981,900	7,501,716
♦ First Quantum Minerals, Ltd. (Metals & Mining)	977,900	20,913,432
Goldcorp, Inc. (Metals & Mining)	542,200	15,132,802
Kinross Gold Corp. (Metals & Mining) (a)	577,300	2,390,022
New Gold, Inc. (Metals & Mining) (a)	1,000,000	6,370,000
Osisko Gold Royalties, Ltd. (Metals & Mining) (a)	45,220	680,175
Yamana Gold, Inc. (Metals & Mining)	778,131	6,397,231

		68,365,516

Norway 1.1%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	42,200	2,536,220
Seadrill, Ltd. (Energy Equipment & Services)	124,500	4,973,775

		7,509,995

Switzerland 4.7%
♦ Glencore PLC (Metals & Mining)	5,495,830	30,619,808

United Kingdom 4.3%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	3,963,800	9,836,287
African Minerals, Ltd. (Metals & Mining) (a)	381,500	453,765
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	178,700	3,104,146
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	1,083,500	4,085,027
Randgold Resources, Ltd., ADR (Metals & Mining)	120,500	10,194,300

		27,673,525

United States 73.7%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	129,400	480,074
♦ Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	212,800	23,295,216
Archer-Daniels-Midland Co. (Food Products)	88,400	3,899,324
Atwood Oceanics, Inc. (Energy Equipment & Services) (a)	192,800	10,118,144
Cameron International Corp. (Energy Equipment & Services) (a)	190,800	12,919,068
CARBO Ceramics, Inc. (Energy Equipment & Services)	46,200	7,120,344

	Shares	Value
United States (continued)
♦ Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	180,700	$25,923,222
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	152,600	2,810,892
♦ Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	184,700	26,689,150
♦ CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	548,200	25,255,574
Cummins, Inc. (Machinery)	64,300	9,920,847
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	141,000	3,980,430
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	82,300	4,084,549
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	126,549	11,237,551
Dril-Quip, Inc. (Energy Equipment & Services) (a)	102,400	11,186,176
♦ EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	178,700	20,882,882
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	375,500	13,705,750
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	118,500	7,441,800
♦ Halliburton Co. (Energy Equipment & Services)	385,500	27,374,355
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	261,000	11,403,090
Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	23,600	1,257,408
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	112,400	3,482,152
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	524,100	7,871,982
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	421,700	16,834,264
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	148,600	11,601,202
Nabors Industries, Ltd. (Energy Equipment & Services)	576,300	16,925,931
National Oilwell Varco, Inc. (Energy Equipment & Services)	180,700	14,880,645
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	108,400	4,791,280
Noble Corp. PLC (Energy Equipment & Services)	156,600	5,255,496
NOW, Inc. (Trading Companies & Distributors) (a)	45,175	1,635,787
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	353,400	5,778,090
Phillips 66 (Oil, Gas & Consumable Fuels)	150,600	12,112,758

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2014, excluding short-term investment. May be subject to change daily.

M-480	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
♦ Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	110,400	$25,371,024
Royal Gold, Inc. (Metals & Mining)	92,400	7,033,488
♦ Schlumberger, Ltd. (Energy Equipment & Services)	239,000	28,190,050
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	218,900	2,226,213
SM Energy Co. (Oil, Gas & Consumable Fuels)	234,900	19,755,090
Steel Dynamics, Inc. (Metals & Mining)	251,900	4,521,605
Superior Energy Services, Inc. (Energy Equipment & Services)	331,300	11,973,182
Tesoro Corp. (Oil, Gas & Consumable Fuels)	208,800	12,250,296
United States Steel Corp. (Metals & Mining)	202,800	5,280,912

		478,757,293

Total Common Stocks (Cost $508,517,109)		612,926,137

	Number of Warrants
Warrants 0.0%‡
Canada 0.0%‡
Kinross Gold Corp. Strike Price $21.30 Expires 9/17/14 (Metals & Mining) (a)	34,300	803

Total Warrants (Cost $36,859)		803

	Principal Amount	Value
Short-Term Investment 3.8%
Repurchase Agreement 3.8%
United States 3.8%
State Street Bank and Trust Co. 0.00%, dated 6/30/14 due 7/1/14 Proceeds at Maturity $24,657,834 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $26,950,000 and a Market Value of $25,153,675) (Capital Markets)	$24,657,834	$24,657,834

Total Short-Term Investment (Cost $24,657,834)		24,657,834

Total Investments (Cost $533,211,802) (b)	98.1%	637,584,774
Other Assets, Less Liabilities	1.9	12,340,354
Net Assets	100.0%	$649,925,128

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of June 30, 2014, cost was $533,950,250 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$133,162,939
Gross unrealized depreciation	(29,528,415)

Net unrealized appreciation	$103,634,524

The following abbreviation is used in the above portfolio:

ADR	—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$612,926,137	$—	$—	$612,926,137
Warrants	803	—	—	803
Short-Term Investment
Repurchase Agreement	—	24,657,834	—	24,657,834

Total Investments in Securities	$612,926,940	$24,657,834	$—	$637,584,774

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2014, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2014, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-481

Portfolio of Investments June 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Capital Markets	$24,657,834	3.8%
Chemicals	7,724,409	1.2
Construction & Engineering	1,257,408	0.2
Energy Equipment & Services	155,001,715	23.8
Food Products	3,899,324	0.6
Machinery	9,920,847	1.5
Metals & Mining	132,451,538	20.4
Oil, Gas & Consumable Fuels	293,163,930	45.1
Paper & Forest Products	7,871,982	1.2
Trading Companies & Distributors	1,635,787	0.3

	637,584,774	98.1
Other Assets, Less Liabilities	12,340,354	1.9

Net Assets	$649,925,128	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-482	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $533,211,802)	$637,584,774
Cash denominated in foreign currencies (identified cost $217)	223
Receivables:
Investment securities sold	13,148,686
Fund shares sold	274,462
Dividends	223,131
Other assets	2,973

Total assets	651,234,249

Liabilities
Payables:
Fund shares redeemed	590,410
Manager (See Note 3)	462,285
Investment securities purchased	185,232
Shareholder communication	37,616
Professional fees	27,288
Custodian	3,590
Trustees	1,155
Accrued expenses	1,545

Total liabilities	1,309,121

Net assets	$649,925,128

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,347
Additional paid-in capital	583,449,837

583,507,184
Undistributed net investment income	3,454,021
Accumulated net realized gain (loss) on investments and foreign currency transactions	(41,411,481)
Net unrealized appreciation (depreciation) on investments	104,372,972
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	2,432

Net assets applicable to outstanding shares	$649,925,128

Shares of beneficial interest outstanding	57,346,920

Net asset value per share outstanding	$11.33

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-483

Statement of Operations for the six months ended June 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,044,615

Expenses
Manager (See Note 3)	2,635,452
Shareholder communication	44,430
Professional fees	32,681
Custodian	10,119
Trustees	5,419
Miscellaneous	11,287

Total expenses	2,739,388

Net investment income (loss)	1,305,227

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(8,823,667)
Foreign currency transactions	6,812

Net realized gain (loss) on investments and foreign currency transactions	(8,816,855)

Net change in unrealized appreciation (depreciation) on:
Investments	85,975,610
Translation of other assets and liabilities in foreign currencies	2,429

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	85,978,039

Net realized and unrealized gain (loss) on investments and foreign currency transactions	77,161,184

Net increase (decrease) in net assets resulting from operations	$78,466,411

(a)	Dividends recorded net of foreign withholding taxes in the amount of $62,916.

M-484	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2014 (Unaudited) and the year ended December 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,305,227	$2,736,075
Net realized gain (loss) on investments and foreign currency transactions	(8,816,855)	(18,907,268)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	85,978,039	77,204,685

Net increase (decrease) in net assets resulting from operations	78,466,411	61,033,492

Dividends to shareholders:
From net investment income:
Initial Class	—	(6,427,982)

Capital share transactions:
Net proceeds from sale of shares	24,351,408	44,462,988
Net asset value of shares issued to shareholders in reinvestment of dividends	—	6,427,982
Cost of shares redeemed	(44,782,279)	(122,585,197)

Increase (decrease) in net assets derived from capital share transactions	(20,430,871)	(71,694,227)

Net increase (decrease) in net assets	58,035,540	(17,088,717)

Net Assets
Beginning of period	591,889,588	608,978,305

End of period	$649,925,128	$591,889,588

Undistributed net investment income at end of period	$3,454,021	$2,148,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-485

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,	February 17, 2012** through December 31,
	2014*		2013	2012
Net asset value at beginning of period	$9.97		$9.08	$10.00

Net investment income (loss)	0.02		0.05	0.08
Net realized and unrealized gain (loss) on investments	1.34		0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.36		1.00	(0.92)

Less dividends:
From net investment income	—		(0.11)	—

Net asset value at end of period	$11.33		$9.97	$9.08

Total investment return	13.64	%(a)(b)	10.96%	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	%††	0.46%	0.98	% ††
Net expenses	0.93	%††	0.93%	0.94	% ††
Portfolio turnover rate	14%		31%	24%
Net assets at end of period (in 000’s)	$649,925		$591,890	$608,978

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-486	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of twenty-nine separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.‘s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth, Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”)

which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003 Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

M-487

Notes to Financial Statements (Unaudited) (continued)

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

DFA / DuPont Capital Emerging Markets Equity:  seeks long-term capital appreciation.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio, and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures for the valuation of each Portfolio’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

To assess the appropriateness of security valuations, the Manager or the Portfolios’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such

M-488	MainStay VP Funds Trust

methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that a Portfolio would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect the each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including each Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of June 30, 2014, for each Portfolio’s assets or liabilities is included at the end of each Portfolio’s respective Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended June 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place, and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2014, the Balanced, Bond, DFA / DuPont Capital Emerging Markets Equity, Government, High Yield Corporate Bond and Income Builder Portfolios held securities with values of $2,329,591, $28,963,910, $66,669, $933,395, $17,056,973 and $355,042, respectively, that were valued in such a manner.

M-489

Notes to Financial Statements (Unaudited) (continued)

Certain securities held by certain Portfolios may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of June 30, 2014, no foreign equity securities were fair valued in such a manner.

Investments in the Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor(s), if any. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor(s), if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued at their amortized cost in accordance with the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as the liquidity of the Portfolios’ investments. As of June 30, 2014, the Floating Rate and High Yield Corporate Bond Portfolios held Level 3 securities with values of $21,018,703 and $35,256,830, respectively that were valued by single broker quotes and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

M-490	MainStay VP Funds Trust

Bond
Asset Class	Fair Value at 6/30/14	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Asset-Backed Securities (7 positions)	$24,515,784	Market Approach	Offered Quotes	$99.35 - $100.00/($99.66)
Mortgage-Backed Securities (2 positions)	4,448,126	Market Approach	Offered Quotes	$103.41 - $103.47/($103.44)

	$28,963,910

Floating Rate
Asset Class	Fair Value at 6/30/14	Valuation Technique	Unobservable Inputs	Range/(Weighted Average)
Floating Rate Loans (11 positions)	$19,004,858	Market Approach	Offered Quotes	$99.75 - $102.25/($100.63)
Foreign Floating Rate Loans (2 positions)	2,013,845	Market Approach	Offered Quotes	$99.00 - $99.50/($99.16)

	$21,018,703

High Yield Corporate Bond
Asset Class	Fair Value at 6/30/14	Valuation Technique	Unobservable Inputs	Range/(Weighted Average)
Convertible Bond (1)	2,782,384	Income Approach	Estimated Remaining Value	$118.6M
Corporate Bonds (4)	10,639,326	Income/Market Approach	Discount Rate	20%
			EBITDA Multiple	12x
			Broker Quote	$103.75/($103.75)
			Distribution Percentage	73%
Loan Assignments (3)	35,256,830	Market Approach	Offered Quotes	$100.62 - $102.00/($101.57)
Common Stocks (3)	3,601,563	Income/Market Approach	Estimated Remaining Value	$114.0M - $118.6M
			Discount Rate	10% - 25%
			EBITDA Multiple	5.5x - 9.5x
Warrants (1)	33,700	Market Approach	Offered Quote	$10.00/($10.00)

	52,313,803

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor(s) measure the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax

M-491

Notes to Financial Statements (Unaudited) (continued)

years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended June 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Each of the other Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares, of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income.   Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments, Floating Rate Loans and Loan Assignments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s) will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

(K)  Loan Assignments, Participations and Commitments.  The Floating Rate Portfolio may principally invest in loan assignments and participations (“loans”). The High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios may invest in loans. Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are mark-to-market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. (See Note 6)

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

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The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss.

The Balanced, Marketfield, and PIMCO Real Return Portfolios may invest in futures contracts to try to enhance returns or reduce the risk of loss by hedging certain of their holdings. The Bond, Government, Income Builder, and Unconstrained Bond Portfolios may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio’s securities. The Income Builder Portfolio may also use equity index futures contracts to add exposure to the equity markets. The S&P 500 Index Portfolio may invest in futures contracts to maintain cash reserves, while fully invested, to facilitate trading or to reduce transaction cost. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(M)  Securities Sold Short.  Certain Portfolios may engage in short sales as part of its investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity, Marketfield, MFS® Utilities, PIMCO Real Return, and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had

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not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.

Swaps are mark-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to

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Notes to Financial Statements (Unaudited) (continued)

the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of June 30, 2014, Marketfield, PIMCO Real Return and Unconstrained Bond Portfolios held swap contracts.

(R)  Options Contracts  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

A Portfolio may purchase or write foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the period ended June 30, 2014, Marketfield Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options outstanding at December 31, 2013	—	$—
Options written	6,951	466,268
Options exercised	(1,706)	(214,956)
Options canceled in closing transactions	(5,245)	(251,312)
Options outstanding at June 30, 2014	—	$—

During the period ended June 30, 2014, PIMCO Real Return had the following transactions in written options:

	Number of Contracts	Premium
Options outstanding at December 31, 2013	—	$—
Options written	7,850,000	106,289
Options outstanding at June 30, 2014	7,850,000	$106,289

(S)  Interest Rate Swaptions.  A Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. During the period ended June 30, 2014, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount/ Number of Contracts	Premium
Options outstanding at December 31, 2013	24	$8,360
Options written	3,000,048	32,708
Options exercised	(48)	(29,557)
Options expired	(24)	(8,360)
Options outstanding at June 30, 2014	3,000,000	$3,151

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell securities from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Portfolios are generally classified as purchase and sale transactions other than in the PIMCO Real Return Portfolio. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a

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portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). During the period ended June 30, 2014, PIMCO Real Return Portfolio’s average amount of borrowings was $190,930,756 at a weighted average interest rate of 0.12%.

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Portfolios did not have any portfolio securities on loan as of June 30, 2014.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5).

(Y)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

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Notes to Financial Statements (Unaudited) (continued)

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(Z)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(AA)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Balanced, Bond, Government, Income Builder, Marketfield, MFS® Utilities, PIMCO Real Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in each of the following tables represent the monthly average held during the six-month period ended June 30, 2014.

Balanced

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$13,270	$13,270

Total Fair Value		$13,270	$13,270

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(214)	$(214)

Total Fair Value		$(214)	$(214)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(84,162)	$(84,162)

Total Realized Gain (Loss)		$(84,162)	$(84,162)

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Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(7,023)	$(7,023)

Total Change in Unrealized Appreciation (Depreciation)		$(7,023)	$(7,023)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(39)	(39)

Bond

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$39,029	$39,029

Total Fair Value		$39,029	$39,029

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(2,670)	$(2,670)

Total Fair Value		$(2,670)	$(2,670)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(599,875)	$(599,875)

Total Realized Gain (Loss)		$(599,875)	$(599,875)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(147,224)	$(147,224)

Total Change in Unrealized Appreciation (Depreciation)		$(147,224)	$(147,224)

M-499

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	73	73
Futures Contracts Short (Average number of contracts)	(256)	(256)

Government

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$56,205	$56,205

Total Fair Value		$56,205	$56,205

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(271)	$(271)

Total Fair Value		$(271)	$(271)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(446,390)	$(446,390)

Total Realized Gain (Loss)		$(446,390)	$(446,390)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(707,213)	$(707,213)

Total Change in Unrealized Appreciation (Depreciation)		$(707,213)	$(707,213)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(426)	(426)

M-500	MainStay VP Funds Trust

Income Builder

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$396,958	$138,986	$535,944
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	378,895	—	—	378,895

Total Fair Value		$378,895	$396,958	$138,986	$914,839

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(344,998)	$—	$—	$(344,998)

Total Fair Value		$(344,998)	$—	$—	$(344,998)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$7,277,473	$(755,617)	$6,521,856
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(972,134)	—	—	(972,134)

Total Realized Gain (Loss)		$(972,134)	$7,277,473	$(755,617)	$5,549,722

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,596,968)	$(525,530)	$(2,122,498)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	425,441	—	—	425,441

Total Change in Unrealized Appreciation (Depreciation)		$425,441	$(1,596,968)	$(525,530)	$(1,697,057)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	—	909	—	909
Futures Contracts Short (Average number of contracts)	—	—	(879)	(879)
Forward Contracts Long (Average notional amount)	$51,790,514	$—	$—	$51,790,514
Forward Contracts Short (Average notional amount)	$(60,804,575)	$—	$—	$(60,804,575)

M-501

Notes to Financial Statements (Unaudited) (continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$378,895	$(344,998)	$—	$33,897

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank	$344,998	$(344,998)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Marketfield

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Investments in securities, at value	$—	$1,123,343	$—	$—	$1,123,343
Purchased Options	Investments in securities, at value	—	—	379,769	—	379,769
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	175,019		175,019
Swap Contracts	Premiums paid for swap contracts	241,023	—	—	—	241,023

Total Fair Value		$241,023	$1,123,343	$554,788	$—	$1,919,154

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$—	$1,079,860	$1,079,860
Swap Contracts	Unrealized depreciation on swap contracts	91,907			—	91,907

Total Fair Value		$91,907	$—	$—	$1,079,860	$1,171,767

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-502	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Currency Options	Net realized gain (loss) on investments/security transactions	$—	$(541,838)	$—	$—	$(541,838)
Purchased Options	Net realized gain (loss) on investments/security transactions	—	—	(3,847,799)	(759,658)	(4,607,457)
Written Options	Net realized gain (loss) on written option transactions	—	—	199,967	—	199,967
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(787,946)	(3,118,852)	(3,906,798)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	214	—	—	214
Swap Contracts	Net realized gain (loss) on swap transactions		—	(507,112)	—	(507,112)

Total Realized Gain (Loss)		$—	$(541,624)	$(4,942,890)	$(3,878,510)	$(9,363,024)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$(86,425)	$—	$—	$(86,425)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	83,262	(22,483)	60,779
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	224,229	(1,572,033)	(1,347,804)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts		—	(81,397)	—	(81,397)

Total Change in Unrealized Appreciation (Depreciation)		$—	$(86,425)	$226,094	$(1,594,516)	$(1,454,847)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk		Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options (Average notional amount)		$—	$76,087,555	$—	$—	$76,087,555
Purchased Options (Average notional amount)	$		$—	$14,103	$554	$14,657
Swap Contracts (Average notional amount)		$14,241,945	$—	$—	$—	$14,241,945
Written Options (Average notional amount)		$—	$—	$(2,105)	$—	$(2,105)
Futures Contracts Long (Average number of contracts)		—	—	66	—	66
Futures Contracts Short (Average number of contracts)		—	—	(156)	(284)	(440)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Bank of America N.A.	$379,769	$—	$—	$379,769
Citibank N.A.	1,123,343	—	—	1,123,343

	$1,503,112	$—	$—	$1,503,112

*	Represents the net amount receivable from the counterparty in the event of default.

M-503

Notes to Financial Statements (Unaudited) (continued)

MFS® Utilities

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$502,601	$502,601

Total Fair Value		$502,601	$502,601

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(766,066)	$(766,066)

Total Fair Value		$(766,066)	$(766,066)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(222)	$(222)

Total Realized Gain (Loss)		$(222)	$(222)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$2,098,546	$2,098,546

Total Change in Unrealized Appreciation (Depreciation)		$2,098,546	$2,098,546

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long (Average notional amount)	$13,369,980	$13,369,980
Forward Contracts Short (Average notional amount)	$(138,053,983)	$(138,053,983)

M-504	MainStay VP Funds Trust

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Barclays Bank PLC	$57,556	$(29,310)	$—	$28,246
Credit Suisse International	130,557	(130,557)	—	—
Deutsche Bank A.G.	115,061	(20,428)	—	94,633
JPMorgan Chase Bank	178,842	(9,328)	—	169,514
UBS A.G.	20,585	(20,585)	—	—

	$502,601	$(210,208)	$—	$292,393

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Barclays Bank PLC	$29,310	$(29,310)	$—	$—
Citibank N.A.	8,226	—	—	8,226
Credit Suisse International	334,833	(130,557)	—	204,276
Deutsche Bank A.G.	20,428	(20,428)	—	—
Goldman Sachs & Co.	20,048	—	—	20,048
JPMorgan Chase Bank	9,328	(9,328)	—	—
Merrill Lynch International Bank	307,744	—	—	307,744
UBS A.G.	36,149	(20,585)	—	15,564

	$766,066	$(210,208)	$—	$555,858

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

PIMCO Real Return

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$8,182	$8,182
Swap Contracts	Open swap agreements, at value (b)	296,597	—	937,645	1,234,242
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	357,878	—	357,878

Total Fair Value		$296,597	$357,878	$945,827	$1,600,302

M-505

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(114,031)	$(114,031)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	(54,916)	(54,916)
Swap Contracts	Open swap agreements, at value (b)	—	—	(714,704)	(714,704)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(1,714,905)	—	(1,714,905)

Total Fair Value		$—	$(1,714,905)	$(883,651)	$(2,598,556)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net realized gain (loss) on written option transactions	$—	$—	$7,915	$7,915
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(212,832)	(212,832)
Swap Contracts	Net realized gain (loss) on swap transactions	62,072	—	9,620	71,692
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(21,880)	—	(21,880)

Total Realized Gain (Loss)		$62,072	$(21,880)	$(195,297)	$(155,105)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net change in unrealized appreciation (depreciation) on written options	$—	$(4,192)	$3,241	$(951)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	10,757	10,757
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	30,331	—	(2,545,477)	(2,515,146)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,901,692)	—	(1,901,692)

Total Change in Unrealized Appreciation (Depreciation)		$30,331	$(1,905,884)	$(2,531,479)	$(4,407,032)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaption Contracts (Average notional amount)	$—	$(7,850,000)	$(550,040)	$(8,400,040)
Futures Contracts Long (Average number of contracts)	—	—	91	91
Futures Contracts Short (Average number of contracts)	—	—	(124)	(124)
Swap Contracts (Average notional amount)	$8,416,250	$—	$702,916,667	$711,332,917
Forward Contracts Long	$—	$44,929,800	$—	$44,929,800
Forward Contracts Short	$—	$(109,989,495)	$—	$(109,989,495)

M-506	MainStay VP Funds Trust

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Credit Suisse	$172,581	$(172,581)	$—	$—
JPMorgan Chase Bank	193,714	(193,714)	—	—

	$366,295	$(366,295)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Assets†
Credit Suisse	$569,013	$(172,581)	$(157,000)	$239,432
JPMorgan Chase Bank	1,125,005	(193,714)	—	931,291

	$1,694,018	$(366,295)	$(157,000)	$1,170,723

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

S&P 500 Index

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$148,103	$148,103

Total Fair Value		$148,103	$148,103

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$12,424,571	$12,424,571

Total Realized Gain (Loss)		$12,424,571	$12,424,571

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(118,173)	$(118,173)

Total Change in Unrealized Appreciation (Depreciation)		$(118,173)	$(118,173)

M-507

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	996	996

Unconstrained Bond

Fair value of derivatives instruments as of June 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$235,074	$235,074
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	127,704	—	127,704

Total Fair Value		$127,704	$235,074	$362,778

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$322	$322
Swap Contracts	Open swap agreements, at value (b)	—	1,381	1,381
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	120,868	—	120,868

Total Fair Value		$120,868	$1,703	$122,571

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(1,518,384)	$(1,518,384)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(50,514)	(50,514)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(371,050)	—	(371,050)

Total Realized Gain (Loss)		$(371,050)	$(1,568,898)	$(1,939,948)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,545,219)	$(1,545,219)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(1,381)	(1,381)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	164,534	—	164,534

Total Change in Unrealized Appreciation (Depreciation)		$164,534	$(1,546,600)	$(1,382,066)

M-508	MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	(1,796)	(1,796)
Swap Contracts (Average notional amount)	—	87,000,000	87,000,000
Forward Contracts Long (Average notional amount)	$10,402,697	$—	$10,402,697
Forward Contracts Short (Average notional amount)	$(21,902,237)	$—	$(21,902,237)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$127,704	$(120,868)	$—	$6,836

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Assets†
JPMorgan Chase Bank	$120,868	$(120,868)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios directly without the use of a subadvisor.

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York Life Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core, S&P 500 Index, and the

equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the DFA / DuPont Capital Emerging Markets Equity Portfolio and manage a portion of the Portfolio’s assets, as designated by New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

M-509

Notes to Financial Statements (Unaudited) (continued)

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, Unconstrained Bond (formerly known as Flexible Bond Opportunities) and the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

As of May 1, 2014, the portfolio managers from New York Life Investments, who manage the day-to-day fixed-income investment operations of the Balanced, Bond, Cash Management and Floating Rate Portfolios, transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life Insurance Company named NYL Investors LLC (“NYL Investors”). NYL Investors serves as subadvisor to the Balanced, Bond, Cash Management and Floating Rate Portfolios, pursuant to the terms of a subadvisory agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck

Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For allocation methodology, see Note 2(G).

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

M-510	MainStay VP Funds Trust

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.70%
Bond	0.50%	(b)	0.49%
Cash Management	0.45%	(c)	0.44%
Common Stock	0.55%	(d)	0.54%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.59%
Cornerstone Growth	0.70%	(f)	0.70%
DFA / DuPont Capital Emerging Markets Equity	1.20%	(g)	1.20%
Eagle Small Cap Growth	0.81%	(h)	0.81%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(b)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(j)	0.56%
ICAP Select Equity	0.80%	(k)	0.76%
Income Builder	0.57%	(l)	0.57%
International Equity	0.89%	(m)	0.89%
Janus Balanced	0.55%	(n)	0.55%
Large Cap Growth	0.75%	(o)	0.74%
Marketfield	1.40%	(p)	1.40%
MFS® Utilities	0.73%	(q)	0.72%
Mid Cap Core	0.85%	(r)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%	(s)	0.50%
S&P 500 Index	0.25%	(t)	0.24%
T. Rowe Price Equity Income	0.75%	(u)	0.79%
Unconstrained Bond	0.60%	(v)	0.60%
U.S. Small Cap	0.80%	(w)	0.77%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion, 0.65% from $1 billion to $2 billion and 0.60% in excess of $2 billion. Prior to May 1, 2014 the management fee rate was 0.70% up to $1 billion and 0.65% in excess of $1 billion.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $1,200,800.
(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion.

(g)	Up to $1 billion and 1.19% in excess of $1 billion. Prior to May 1, 2014 the management fee rate was 1.20%. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 1.60% for Initial Class and 1.65% for Service Class. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expired on May 1, 2014.

(h)	New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expired on May 1, 2014. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2015 and may only be amended or terminated prior to that date by action of the Board.

(i)	Up to $1 billion, 0.575% from $1 billion to $3 billion and 0.565% in excess of $3 billion. Prior to May 1, 2014 the management fee rate was 0.60% up to $1 billion and 0.575% in excess of $1 billion.

(j)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(k)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(l)	Up to $1 billion and 0.55% in excess of $1 billion.

(m)	Up to $500 million and 0.85% in excess of $500 million.

(n)	Up to $1 billion and 0.525% in excess of $1 billion. New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2015. Prior to May 1, 2014 the management fee rate was 0.55%. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expired on May 1, 2014. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $15,353.

(o)

Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. For the six-month

M-511

Notes to Financial Statements (Unaudited) (continued)

period ended June 30, 2014, the Manager waived its fees in the amount of $6,197.

(p)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points waived for the Initial Class shares to the Service Class shares. This agreement expires on May 1, 2015 and may not be amended or terminated prior to that date.

(q)	Up to $1 billion and 0.70% in excess of $1 billion. Prior to May 1, 2014, New York Life Investments had contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expired on May 1, 2014. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $20,960.

(r)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class and 1.11% for the Service Class. This agreement expires on May 1, 2015 and may only be amended or terminated prior to that date by action of the Board. Prior to May 1, 2014 New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed 0.84% for the Initial Class and 1.09% for the Service Class. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $145,850.

(s)	New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expired on May 1, 2014. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $53,174.

Subsequent to the implementation of this expense limitation agreement, amended accounting guidance required certain dollar roll transactions to be treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from investments in the Portfolio. As a result of these new reporting requirements, the Portfolio may present in its financial statements net expenses which are greater than this agreed upon expense limit.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion.

(u)	Up to $500 million and 0.725% on assets in excess of $500 million. Prior to May 1, 2014, the management fee rate was
0.80% up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments had contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. This agreement expired on May 1, 2014. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2015 and may not be amended or terminated prior to that date. For the six-month period ended June 30, 2014, the Manager waived its fees in the amount of $123,463.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	Up to $1 billion and 0.88% in excess of $1 billion. Prior to May 1, 2014, New York Life Investments had contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expired on May 1, 2014. Additionally, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 0.97% for Initial Class. This agreement expired on May 1, 2014.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Capital.  As of June 30, 2014, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	5.83%
MainStay Epoch Global Choice Fund Class I	12.73
MainStay Epoch U.S. All Cap Fund Class I	5.05
MainStay ICAP Equity Fund Class I	2.06
MainStay ICAP International Fund Class I	1.95
MainStay International Opportunities Fund Class I	6.89
MainStay MAP Fund Class I	2.55
MainStay Short Duration High Yield Fund Class I	11.49

M-512	MainStay VP Funds Trust

MainStay Total Return Bond Fund Class I	4.77%
MainStay U.S. Equity Opportunities Fund Class I	6.78
MainStay VP Bond Portfolio Initial Class	40.35
MainStay VP Cornerstone Growth Portfolio Initial Class	0.98
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	5.11
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	1.16
MainStay VP Floating Rate Portfolio Initial Class	25.22
MainStay VP High Yield Corporate Bond Portfolio Initial Class	4.15
MainStay VP International Equity Portfolio Initial Class	5.92
MainStay VP Large Cap Growth Portfolio Initial Class	9.60
MainStay VP Marketfield Portfolio Initial Class	18.67
MainStay VP Mid Cap Core Portfolio Initial Class	4.13
MainStay VP S&P 500 Index Portfolio Initial Class	1.61
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.20
MainStay VP Unconstrained Bond Portfolio Initial Class	26.77
MainStay VP U.S. Small Cap Portfolio Initial Class	5.73

Growth Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	7.92%
MainStay Epoch Global Choice Fund Class I	6.58
MainStay Epoch U.S. All Cap Fund Class I	6.19
MainStay ICAP Equity Fund Class I	2.74
MainStay ICAP International Fund Class I	2.19
MainStay International Opportunities Fund Class I	7.97
MainStay MAP Fund Class I	3.05
MainStay U.S. Equity Opportunities Fund Class I	8.95
MainStay VP Cornerstone Growth Portfolio Initial Class	1.25
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	6.93
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	5.34
MainStay VP International Equity Portfolio Initial Class	6.14
MainStay VP Large Cap Growth Portfolio Initial Class	10.94
MainStay VP Marketfield Portfolio Initial Class	9.83
MainStay VP Mid Cap Core Portfolio Initial Class	6.30
MainStay VP S&P 500 Index Portfolio Initial Class	1.75
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	9.09
MainStay VP U.S. Small Cap Portfolio Initial Class	12.37
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.00 ‡

‡ Less than one-tenth of a percent.

Moderate Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	11.42%
MainStay Epoch Global Choice Fund Class I	16.49
MainStay Epoch U.S. All Cap Fund Class I	10.46
MainStay ICAP Equity Fund Class I	4.96
MainStay ICAP International Fund Class I	3.74

MainStay International Opportunities Fund Class I	13.78%
MainStay MAP Fund Class I	5.68
MainStay Short Duration High Yield Fund Class I	9.60
MainStay Total Return Bond Fund Class I	6.22
MainStay U.S. Equity Opportunities Fund Class I	13.70
MainStay VP Bond Portfolio Initial Class	27.60
MainStay VP Cornerstone Growth Portfolio Initial Class	1.82
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	10.01
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	3.71
MainStay VP Floating Rate Portfolio Initial Class	21.96
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.35
MainStay VP International Equity Portfolio Initial Class	10.11
MainStay VP Large Cap Growth Portfolio Initial Class	19.76
MainStay VP Marketfield Portfolio Initial Class	23.63
MainStay VP Mid Cap Core Portfolio Initial Class	6.04
MainStay VP S&P 500 Index Portfolio Initial Class	2.76
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	13.56
MainStay VP Unconstrained Bond Portfolio Initial Class	34.45
MainStay VP U.S. Small Cap Portfolio Initial Class	6.07

Moderate Growth Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	24.05%
MainStay Epoch Global Choice Fund Class I	25.28
MainStay Epoch U.S. All Cap Fund Class	20.00
MainStay ICAP Equity Fund Class I	8.32
MainStay ICAP International Fund Class I	7.75
MainStay International Opportunities Fund Class I	29.47
MainStay MAP Fund Class I	10.76
MainStay Short Duration High Yield Fund Class I	13.84
MainStay Total Return Bond Fund Class I	7.16
MainStay U.S. Equity Opportunities Fund Class I	26.49
MainStay VP Bond Portfolio Initial Class	0.28
MainStay VP Cornerstone Growth Portfolio Initial Class	3.75
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	21.22
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	18.69
MainStay VP Floating Rate Portfolio Initial Class	32.52
MainStay VP High Yield Corporate Bond Portfolio Initial Class	4.49
MainStay VP International Equity Portfolio Initial Class	19.56
MainStay VP Large Cap Growth Portfolio Initial Class	37.07
MainStay VP Marketfield Portfolio Initial Class	35.94
MainStay VP Mid Cap Core Portfolio Initial Class	17.12
MainStay VP S&P 500 Index Portfolio Initial Class	4.88
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	25.81
MainStay VP Unconstrained Bond Portfolio Initial Class	35.44
MainStay VP U.S. Small Cap Portfolio Initial Class	37.80
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.14

M-513

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2014, the Floating Rate Portfolio held the following percentage of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.14%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2013, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2013, as if they arose on January 1, 2014.

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Bond	Unlimited	$10,592	$—
Common Stock	2017	$37,479	$—
DFA / DuPont Capital Emerging Markets Equity	Unlimited	$—	$8,801
Floating Rate	2016	$3,161	$—
	2017	2,462	—
Total		$5,623	$—
High Yield Corporate Bond	2017	$67,849	$—
ICAP Select Equity	2017	$67,009	$—

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
International Equity	2016	$47,174	$—
	2017	39,290	—
	Unlimited	13,463	12,056
Total		$99,927	$12,056
Marketfield	Unlimited	$2,894	$162
S&P 500 Index	2016	$11,893	$—
	2017	23,779	—
Total		$35,672	$—
Unconstrained Bond	Unlimited	$—	$1,238
Van Eck Global Hard Assets	Unlimited	$6,403	$25,848

The tax character of distributions paid during the year ended December 31, 2013, shown in the Statement of Changes in Net Assets, was as follows:

	2013
	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$2,514,733	$—
Bond	33,456,861	2,105,788
Cash Management	70,226	—
Common Stock	9,226,181	—
Conservative Allocation	22,562,470	17,254,924
Convertible	18,017,161	29,750,231
Cornerstone Growth	4,350,412	—
DFA/Dupont Capital Emerging Markets Equity	2,559,174	—
Eagle Small Cap Growth	367,468	30
Floating Rate	31,912,772	—
Government	9,732,170	562,630
Growth Allocation	4,274,982	13,603,547
High Yield Corporate Bond	148,003,963	—
ICAP Select Equity	18,024,012	—
Income Builder	17,313,007	—

M-514	MainStay VP Funds Trust

	2013
	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
International Equity	$5,029,983	$—
Janus Balanced	14,288,737	95,172
Large Cap Growth	1,643,573	3,840,100
MFS® Utilities	36,785,495	1,220
Mid Cap Core	21,466,459	29,671,787
Moderate Allocation	21,645,121	30,394,407
Moderate Growth Allocation	20,603,546	40,789,586
PIMCO Real Return	7,021,862	60,777
S&P 500 Index	18,066,595	—
T.Rowe Price Equity Income	14,460,606	87,994
Unconstrained Bond	14,169,876	—
U.S. Small Cap	2,223,919	—
Van Eck Global Hard Assets	6,427,982	—

Note 5–Restricted Securities

As of June 30, 2014, the following Portfolios held restricted securities:

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	6/30/14 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750	$618,750	0.0	%‡
ASG Corp.
Warrant Expires 5/15/18	4/30/10	3,370	—	33,700	0.0	‡
ION Media Networks, Inc.
Common Stock	12/20/2010-3/12/10	725	1,099	274,253	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376	2,957,304	0.1
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 6.50%	1/23/08	$150,000	—	2,205	0.0	‡
Corporate Bond 9.75%	1/23/08	$8,530,000	—	125,391	0.0	‡
Somerset Cayuga Holding Co., Inc. (PIK)
Convertible Bond 20.00%, due 6/15/17	6/29/2012-6/15/14	$1,892,778	1,902,906	2,782,384	0.1
Sterling Entertainment Enterprise LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Upstate NY Power Producers
Common Stock	6/29/12	19,474	331,050	370,006	0.0	‡
Total			$15,034,181	$17,538,993	0.6%

‡	Less than one-tenth of a percent.

M-515

Notes to Financial Statements (Unaudited) (continued)

Income Builder

Security	Date(s) of Acquisition	Shares	Cost	6/30/14 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	8	$13	$3,026	0.0	%‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/3/09	70,000	—	1,029	0.0	‡
Total			$13	$4,055	0.0	%‡

‡	Less than one-tenth of a percent.

MFS® Utilities

Security	Date(s) of Acquisition	Principal Amount	Cost	6/30/14 Value	Percent of Net Assets
Falcon Franchise Loan LLC	2/17/12	$18,136	$1,054	$1,505	0.0	%‡
Viridian Group FundCo II	3/1/12	$1,045,000	1,023,975	1,146,888	0.1
Total			$1,025,029	$1,148,393	0.1%

‡	Less than one-tenth of a percent.

Note 6–Commitments and Contingencies

As of June 30, 2014, the following Portfolios had unfunded commitments pursuant to the following loan agreements.

Commitments are available until maturity date.

Floating Rate

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Allied Security Holdings, LLC 1st Lien Delayed Draw Term Loan due 2/12/21	$436,508	$439
Allied Security Holdings, LLC 2nd Lien Delayed Draw Term Loan due 8/13/21	164,384	1,519
Total	$600,892	$1,958

High Yield Corporate Bond

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
American Tire Distributors Holdings, Inc.
Delayed Draw Term Loan due 6/1/18	$828,571	$5,179

Income Builder

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Allied Security Holdings, LLC 2nd Lien Delayed Draw Term Loan due 8/13/21	$273,973	$2,536

Unconstrained Bond

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Allied Security Holdings, LLC 2nd Lien Delayed Draw Term Loan due 8/13/21	$821,918	$7,609

Note 7–Custodian

State Street is the custodian of cash and securities held by the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of securities held by the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 8–Line of Credit

The Portfolios, except for Cash Management Portfolio and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is

M-516	MainStay VP Funds Trust

higher. The Credit Agreement expires on August 4, 2015, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2014, the aggregate commitment amount was

$300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement during the six-month period ended June 30, 2014.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2014, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$65,732	$74,597	$204,430	$177,802
Bond	1,039,578	1,084,223	292,425	243,289
Common Stock	—	—	358,734	368,039
Conservative Allocation	—	—	186,513	197,465
Convertible	—	—	170,178	140,840
Cornerstone Growth	—	—	210,971	311,829
DFA / DuPont Capital Emerging Markets Equity	—	—	137,182	91,977
Eagle Small Cap Growth	—	—	94,386	195,233
Floating Rate	—	—	260,160	227,303
Government	—	20,448	—	3,139
Growth Allocation	—	—	125,247	60,254
High Yield Corporate Bond	—	—	748,741	625,741
ICAP Select Equity	—	—	345,199	348,268
Income Builder	—	1,582	76,775	31,597
International Equity	—	—	103,514	59,891
Janus Balanced	229,525	192,087	108,336	160,847
Large Cap Growth	—	—	295,309	259,923
Marketfield	—	—	250,162	137,572
MFS® Utilities	—	—	371,103	242,183
Mid Cap Core	—	—	725,881	709,905
Moderate Allocation	—	—	243,105	251,925
Moderate Growth Allocation	—	—	408,833	365,651
PIMCO Real Return	109,755	153,791	74,819	25,083
S&P 500 Index	—	—	16,941	15,464
T. Rowe Price Equity Income	—	—	62,655	71,466
U.S. Small Cap	—	—	74,219	115,978
Unconstrained Bond	—	—	197,785	58,282
Van Eck Global Hard Assets	—	—	79,130	104,600

M-517

Notes to Financial Statements (Unaudited) (continued)

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2014, and the year ended December 31, 2013, were as follows:

Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	48,576	$728,962
Shares redeemed	(48,221)	(726,787)

Net increase (decrease)	355	$2,175

Year ended December 31, 2013:
Shares sold	130,341	$1,780,601
Shares issued to shareholders in reinvestment of dividends and distributions	9,844	136,174
Shares redeemed	(80,855)	(1,104,136)

Net increase (decrease)	59,330	$812,639

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,977,591	$29,480,841
Shares redeemed	(883,368)	(13,214,410)

Net increase (decrease)	1,094,223	$16,266,431

Year ended December 31, 2013:
Shares sold	4,787,120	$65,131,377
Shares issued to shareholders in reinvestment of dividends and distributions	172,958	2,378,559
Shares redeemed	(1,545,310)	(20,977,401)

Net increase (decrease)	3,414,768	$46,532,535

Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,630,308	$37,775,817
Shares redeemed	(2,549,199)	(36,439,539)

Net increase (decrease)	81,109	$1,336,278

Year ended December 31, 2013:
Shares sold	11,418,438	$164,511,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,638,963	22,909,894
Shares redeemed	(5,925,761)	(85,100,301)

Net increase (decrease)	7,131,640	$102,321,331

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,109,845	$15,736,786
Shares redeemed	(2,425,917)	(34,332,770)

Net increase (decrease)	(1,316,072)	$(18,595,984)

Year ended December 31, 2013:
Shares sold	3,369,384	$48,598,958
Shares issued to shareholders in reinvestment of dividends and distributions	913,143	12,652,755
Shares redeemed	(8,230,908)	(117,419,260)

Net increase (decrease)	(3,948,381)	$(56,167,547)

Cash Management

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2014:
Shares sold	146,945,133
Shares issued to shareholders in reinvestment of dividends and distributions	32,413
Shares redeemed	(385,978,517)

Net increase (decrease)	(239,000,971)

Year ended December 31, 2013:
Shares sold	706,554,558
Shares issued to shareholders in reinvestment of dividends and distributions	70,595
Shares redeemed	(650,499,005)

Net increase (decrease)	56,126,148

Common Stock

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	120,328	$2,972,674
Shares redeemed	(1,042,987)	(26,104,346)

Net increase (decrease)	(922,659)	$(23,131,672)

Year ended December 31, 2013:
Shares sold	309,153	$6,636,161
Shares issued to shareholders in reinvestment of dividends and distributions	369,846	8,145,224
Shares redeemed	(3,114,915)	(66,807,454)

Net increase (decrease)	(2,435,916)	$(52,026,069)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	700,611	$17,148,528
Shares redeemed	(359,799)	(8,930,223)

Net increase (decrease)	340,812	$8,218,305

Year ended December 31, 2013:
Shares sold	1,106,700	$23,980,162
Shares issued to shareholders in reinvestment of dividends and distributions	49,328	1,080,957
Shares redeemed	(680,331)	(14,574,465)

Net increase (decrease)	475,697	$10,486,654

M-518	MainStay VP Funds Trust

Conservative Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	100,931	$1,267,777
Shares redeemed	(60,604)	(764,953)

Net increase (decrease)	40,327	$502,824

Year ended December 31, 2013:
Shares sold	195,091	$2,385,983
Shares issued to shareholders in reinvestment of dividends and distributions	61,059	730,237
Shares redeemed	(162,946)	(1,989,760)

Net increase (decrease)	93,204	$1,126,460

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	4,655,425	$58,209,536
Shares redeemed	(3,574,145)	(44,803,085)

Net increase (decrease)	1,081,280	$13,406,451

Year ended December 31, 2013:
Shares sold	12,901,174	$156,239,254
Shares issued to shareholders in reinvestment of dividends and distributions	3,293,641	39,087,157
Shares redeemed	(7,320,007)	(88,928,479)

Net increase (decrease)	8,874,808	$106,397,932

Convertible

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	217,602	$2,925,187
Shares issued to shareholders in reinvestment of dividends and distributions	302,217	4,017,016
Shares redeemed	(828,629)	(11,193,742)

Net increase (decrease)	(308,810)	$(4,251,539)

Year ended December 31, 2013:
Shares sold	545,390	$7,113,374
Shares issued to shareholders in reinvestment of dividends and distributions	1,076,806	13,798,939
Shares redeemed	(2,388,186)	(30,354,032)

Net increase (decrease)	(765,990)	$(9,441,719)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,497,418	$33,428,172
Shares issued to shareholders in reinvestment of dividends and distributions	726,203	9,586,624
Shares redeemed	(1,747,050)	(23,438,384)

Net increase (decrease)	1,476,571	$19,576,412

Year ended December 31, 2013:
Shares sold	4,729,299	$61,103,043
Shares issued to shareholders in reinvestment of dividends and distributions	2,670,701	33,968,453
Shares redeemed	(3,044,501)	(39,046,932)

Net increase (decrease)	4,355,499	$56,024,564

Cornerstone Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	217,320	$7,286,445
Shares redeemed	(3,050,811)	(102,921,787)

Net increase (decrease)	(2,833,491)	$(95,635,342)

Year ended December 31, 2013:
Shares sold	3,618,597	$108,574,219
Shares issued to shareholders in reinvestment of dividends and distributions	126,608	3,996,351
Shares redeemed	(1,785,579)	(54,872,855)

Net increase (decrease)	1,959,626	$57,697,715

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	121,971	$4,112,916
Shares redeemed	(192,108)	(6,482,407)

Net increase (decrease)	(70,137)	$(2,369,491)

Year ended December 31, 2013:
Shares sold	357,407	$10,757,970
Shares issued to shareholders in reinvestment of dividends and distributions	11,264	354,061
Shares redeemed	(430,349)	(12,927,148)

Net increase (decrease)	(61,678)	$(1,815,117)

DFA / DuPont Capital Emerging Markets Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	5,954,861	$56,140,221
Shares redeemed	(1,828,594)	(17,009,051)

Net increase (decrease)	4,126,267	$39,131,170

Year ended December 31, 2013:
Shares sold	5,972,329	$56,699,958
Shares issued to shareholders in reinvestment of dividends and distributions	142,566	1,360,886
Shares redeemed	(10,994,009)	(103,833,283)

Net increase (decrease)	(4,879,114)	$(45,772,439)

M-519

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,040,890	$18,712,793
Shares redeemed	(1,503,923)	(13,881,119)

Net increase (decrease)	536,967	$4,831,674

Year ended December 31, 2013:
Shares sold	3,153,022	$29,614,476
Shares issued to shareholders in reinvestment of dividends and distributions	125,764	1,198,288
Shares redeemed	(4,225,517)	(40,256,266)

Net increase (decrease)	(946,731)	$(9,443,502)

Eagle Small Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,485,196	$18,834,501
Shares redeemed	(9,383,521)	(119,064,689)

Net increase (decrease)	(7,898,325)	$(100,230,188)

Year ended December 31, 2013:
Shares sold	10,710,387	$126,430,076
Shares issued to shareholders in reinvestment of dividends and distributions	29,592	367,498
Shares redeemed	(5,137,055)	(59,542,870)

Net increase (decrease)	5,602,924	$67,254,704

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	605,683	$7,767,607
Shares redeemed	(558,437)	(7,164,949)

Net increase (decrease)	47,246	$602,658

Year ended December 31, 2013:
Shares sold	1,052,080	$12,302,239
Shares redeemed	(1,087,088)	(12,602,634)

Net increase (decrease)	(35,008)	$(300,395)

Floating Rate

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,469,469	$13,705,019
Shares issued to shareholders in reinvestment of dividends and distributions	551,072	5,135,308
Shares redeemed	(7,149,341)	(66,591,448)

Net increase (decrease)	(5,128,800)	$(47,751,121)

Year ended December 31, 2013:
Shares sold	9,143,107	$85,394,380
Shares issued to shareholders in reinvestment of dividends and distributions	1,289,695	12,037,630
Shares redeemed	(10,559,605)	(98,291,961)

Net increase (decrease)	(126,803)	$(859,951)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	7,724,151	$72,076,157
Shares issued to shareholders in reinvestment of dividends and distributions	1,128,712	10,525,437
Shares redeemed	(4,762,188)	(44,443,655)

Net increase (decrease)	4,090,675	$38,157,939

Year ended December 31, 2013:
Shares sold	18,109,825	$169,052,070
Shares issued to shareholders in reinvestment of dividends and distributions	2,128,092	19,875,142
Shares redeemed	(8,723,835)	(81,503,015)

Net increase (decrease)	11,514,082	$107,424,197

Government

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	244,231	$2,757,699
Shares redeemed	(887,852)	(10,059,356)

Net increase (decrease)	(643,621)	$(7,301,657)

Year ended December 31, 2013:
Shares sold	431,005	$4,999,258
Shares issued to shareholders in reinvestment of dividends and distributions	302,914	3,386,294
Shares redeemed	(2,617,512)	(30,272,037)

Net increase (decrease)	(1,883,593)	$(21,886,485)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	623,447	$6,991,614
Shares redeemed	(1,988,860)	(22,295,219)

Net increase (decrease)	(1,365,413)	$(15,303,605)

Year ended December 31, 2013:
Shares sold	1,973,661	$22,827,371
Shares issued to shareholders in reinvestment of dividends and distributions	622,642	6,908,506
Shares redeemed	(6,758,652)	(77,483,958)

Net increase (decrease)	(4,162,349)	$(47,748,081)

Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	244,509	$3,054,628
Shares redeemed	(94,612)	(1,179,392)

Net increase (decrease)	149,897	$1,875,236

Year ended December 31, 2013:
Shares sold	374,540	$4,292,669
Shares issued to shareholders in reinvestment of dividends and distributions	188,482	2,165,082
Shares redeemed	(221,611)	(2,555,445)

Net increase (decrease)	341,411	$3,902,306

M-520	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	6,528,334	$81,654,210
Shares redeemed	(1,318,596)	(16,409,609)

Net increase (decrease)	5,209,738	$65,244,601

Year ended December 31, 2013:
Shares sold	6,566,478	$76,895,189
Shares issued to shareholders in reinvestment of dividends and distributions	1,373,251	15,713,447
Shares redeemed	(2,376,426)	(27,062,559)

Net increase (decrease)	5,563,303	$65,546,077

High Yield Corporate Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,885,549	$30,291,096
Shares redeemed	(5,160,006)	(54,327,736)

Net increase (decrease)	(2,274,457)	$(24,036,640)

Year ended December 31, 2013:
Shares sold	8,448,167	$87,662,636
Shares issued to shareholders in reinvestment of dividends and distributions	3,750,771	37,478,544
Shares redeemed	(14,111,679)	(146,506,810)

Net increase (decrease)	(1,912,741)	$(21,365,630)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	13,489,119	$140,922,703
Shares redeemed	(8,946,673)	(92,981,156)

Net increase (decrease)	4,542,446	$47,941,547

Year ended December 31, 2013:
Shares sold	34,800,833	$358,472,006
Shares issued to shareholders in reinvestment of dividends and distributions	11,166,659	110,525,419
Shares redeemed	(25,843,154)	(264,698,617)

Net increase (decrease)	20,124,338	$204,298,808

ICAP Select Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	225,405	$3,943,863
Shares redeemed	(1,435,443)	(25,374,899)

Net increase (decrease)	(1,210,038)	$(21,431,036)

Year ended December 31, 2013:
Shares sold	574,277	$9,197,530
Shares issued to shareholders in reinvestment of dividends and distributions	644,287	10,361,894
Shares redeemed	(4,987,865)	(78,767,507)

Net increase (decrease)	(3,769,301)	$(59,208,083)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,084,924	$36,457,154
Shares redeemed	(2,190,889)	(38,397,710)

Net increase (decrease)	(105,965)	$(1,940,556)

Year ended December 31, 2013:
Shares sold	4,145,007	$65,720,902
Shares issued to shareholders in reinvestment of dividends and distributions	480,683	7,662,118
Shares redeemed	(4,341,400)	(68,215,810)

Net increase (decrease)	284,290	$5,167,210

Income Builder

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	220,725	$4,018,902
Shares issued to shareholders in reinvestment of dividends and distributions	447,573	8,116,938
Shares redeemed	(700,538)	(12,646,098)

Net increase (decrease)	(32,240)	$(510,258)

Year ended December 31, 2013:
Shares sold	667,648	$11,238,875
Shares issued to shareholders in reinvestment of dividends and distributions	591,733	9,853,978
Shares redeemed	(1,689,137)	(28,571,519)

Net increase (decrease)	(429,756)	$(7,478,666)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,274,286	$40,923,101
Shares issued to shareholders in reinvestment of dividends and distributions	394,680	7,124,909
Shares redeemed	(419,042)	(7,475,974)

Net increase (decrease)	2,249,924	$40,572,036

Year ended December 31, 2013:
Shares sold	5,102,744	$85,986,746
Shares issued to shareholders in reinvestment of dividends and distributions	450,826	7,459,029
Shares redeemed	(977,560)	(16,503,249)

Net increase (decrease)	4,576,010	$76,942,526

M-521

Notes to Financial Statements (Unaudited) (continued)

International Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	3,662,506	$52,039,163
Shares redeemed	(804,914)	(11,292,154)

Net increase (decrease)	2,857,592	$40,747,009

Year ended December 31, 2013:
Shares sold	2,434,350	$31,742,031
Shares issued to shareholders in reinvestment of dividends and distributions	166,615	2,225,969
Shares redeemed	(2,324,072)	(29,991,577)

Net increase (decrease)	276,893	$3,976,423

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,673,064	$23,161,654
Shares redeemed	(1,326,326)	(18,447,419)

Net increase (decrease)	346,738	$4,714,235

Year ended December 31, 2013:
Shares sold	2,732,352	$35,167,231
Shares issued to shareholders in reinvestment of dividends and distributions	211,519	2,804,014
Shares redeemed	(2,769,127)	(35,510,773)

Net increase (decrease)	174,744	$2,460,472

Janus Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	351,556	$4,417,645
Shares redeemed	(2,520,836)	(31,850,866)

Net increase (decrease)	(2,169,280)	$(27,433,221)

Year ended December 31, 2013:
Shares sold	872,334	$9,975,302
Shares issued to shareholders in reinvestment of dividends and distributions	647,292	7,560,875
Shares redeemed	(5,661,383)	(65,182,422)

Net increase (decrease)	(4,141,757)	$(47,646,245)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,288,888	$28,898,744
Shares redeemed	(1,471,710)	(18,563,503)

Net increase (decrease)	817,178	$10,335,241

Year ended December 31, 2013:
Shares sold	7,360,194	$83,972,361
Shares issued to shareholders in reinvestment of dividends and distributions	585,584	6,823,034
Shares redeemed	(2,710,877)	(31,256,057)

Net increase (decrease)	5,234,901	$59,539,338

Large Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,211,623	$50,017,581
Shares redeemed	(1,477,443)	(33,793,763)

Net increase (decrease)	734,180	$16,223,818

Year ended December 31, 2013:
Shares sold	1,843,678	$35,595,600
Shares issued to shareholders in reinvestment of dividends and distributions	169,248	3,487,579
Shares redeemed	(9,397,170)	(177,997,067)

Net increase (decrease)	(7,384,244)	$(138,913,888)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,495,216	$33,281,345
Shares redeemed	(870,200)	(19,344,835)

Net increase (decrease)	625,016	$13,936,510

Year ended December 31, 2013:
Shares sold	2,529,524	$48,284,187
Shares issued to shareholders in reinvestment of dividends and distributions	98,726	1,996,094
Shares redeemed	(1,719,243)	(32,977,330)

Net increase (decrease)	909,007	$17,302,951

Marketfield

Initial Class (a)	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,008,046	$10,815,994
Shares redeemed	(29,966)	(324,611)

Net increase (decrease)	978,080	$10,491,383

Year ended December 31, 2013:
Shares sold	8,012,709	$80,464,524
Shares redeemed	(70,129)	(755,116)

Net increase (decrease)	7,942,580	$79,709,408

Service Class (a)	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	13,410,850	$146,638,115
Shares redeemed	(1,459,265)	(15,732,503)

Net increase (decrease)	11,951,585	$130,905,612

Year ended December 31, 2013:
Shares sold	22,948,462	$246,278,537
Shares redeemed	(231,490)	(2,501,631)

Net increase (decrease)	22,716,972	$243,776,906

(a)	The inception date of the Portfolio was May 1, 2013.

M-522	MainStay VP Funds Trust

MFS® Utilities

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	346,134	$4,643,614
Shares redeemed	(253,101)	(3,365,434)

Net increase (decrease)	93,033	$1,278,180

Year ended December 31, 2013:
Shares sold	604,079	$7,284,324
Shares issued to shareholders in reinvestment of dividends and distributions	194,412	2,352,101
Shares redeemed	(433,070)	(5,254,615)

Net increase (decrease)	365,421	$4,381,810

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	7,995,611	$107,693,175
Shares redeemed	(3,675,340)	(48,890,797)

Net increase (decrease)	4,320,271	$58,802,378

Year ended December 31, 2013:
Shares sold	17,737,343	$214,196,106
Shares issued to shareholders in reinvestment of dividends and distributions	2,853,533	34,434,614
Shares redeemed	(6,763,111)	(81,413,757)

Net increase (decrease)	13,827,765	$167,216,963

Mid Cap Core

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,167,509	$36,425,406
Shares redeemed	(1,498,884)	(24,582,105)

Net increase (decrease)	668,625	$11,843,301

Year ended December 31, 2013:
Shares sold	8,110,168	$120,002,121
Shares issued to shareholders in reinvestment of dividends and distributions	1,739,286	25,451,599
Shares redeemed	(4,215,714)	(62,517,626)

Net increase (decrease)	5,633,740	$82,936,094

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,042,886	$33,411,662
Shares redeemed	(1,981,208)	(32,403,923)

Net increase (decrease)	61,678	$1,007,739

Year ended December 31, 2013:
Shares sold	4,712,940	$68,753,106
Shares issued to shareholders in reinvestment of dividends and distributions	1,770,791	25,686,647
Shares redeemed	(3,557,208)	(51,512,534)

Net increase (decrease)	2,926,523	$42,927,219

Moderate Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	245,438	$3,126,882
Shares redeemed	(96,452)	(1,226,099)

Net increase (decrease)	148,986	$1,900,783

Year ended December 31, 2013:
Shares sold	562,020	$6,677,333
Shares issued to shareholders in reinvestment of dividends and distributions	154,727	1,839,917
Shares redeemed	(362,495)	(4,359,211)

Net increase (decrease)	354,252	$4,158,039

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	5,007,024	$63,192,600
Shares redeemed	(3,551,049)	(44,917,316)

Net increase (decrease)	1,455,975	$18,275,284

Year ended December 31, 2013:
Shares sold	13,766,570	$164,678,846
Shares issued to shareholders in reinvestment of dividends and distributions	4,243,788	50,199,611
Shares redeemed	(6,827,960)	(82,216,971)

Net increase (decrease)	11,182,398	$132,661,486

Moderate Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	388,675	$5,206,206
Shares redeemed	(177,259)	(2,381,994)

Net increase (decrease)	211,416	$2,824,212

Year ended December 31, 2013:
Shares sold	473,249	$5,876,885
Shares issued to shareholders in reinvestment of dividends and distributions	178,222	2,211,868
Shares redeemed	(278,300)	(3,436,341)

Net increase (decrease)	373,171	$4,652,412

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	9,130,681	$121,785,357
Shares redeemed	(2,841,195)	(37,945,206)

Net increase (decrease)	6,289,486	$83,840,151

Year ended December 31, 2013:
Shares sold	21,840,734	$268,212,421
Shares issued to shareholders in reinvestment of dividends and distributions	4,795,192	59,181,264
Shares redeemed	(5,375,793)	(66,293,957)

Net increase (decrease)	21,260,133	$261,099,728

M-523

Notes to Financial Statements (Unaudited) (continued)

PIMCO Real Return

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	69,730	$679,560
Shares redeemed	(123,665)	(1,199,791)

Net increase (decrease)	(53,935)	$(520,231)

Year ended December 31, 2013:
Shares sold	268,156	$2,757,154
Shares issued to shareholders in reinvestment of dividends and distributions	20,046	193,946
Shares redeemed	(456,345)	(4,605,298)

Net increase (decrease)	(168,143)	$(1,654,198)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,508,478	$14,628,626
Shares redeemed	(3,755,352)	(36,324,381)

Net increase (decrease)	(2,246,874)	$(21,695,755)

Year ended December 31, 2013:
Shares sold	7,022,332	$72,190,206
Shares issued to shareholders in reinvestment of dividends and distributions	713,165	6,888,693
Shares redeemed	(14,858,216)	(147,208,851)

Net increase (decrease)	(7,122,719)	$(68,129,952)

S&P 500 Index

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	4,304,911	$158,096,439
Shares redeemed	(3,427,148)	(133,168,655)

Net increase (decrease)	877,763	$24,927,784

Year ended December 31, 2013:
Shares sold	5,540,201	$183,568,311
Shares issued to shareholders in reinvestment of dividends and distributions	404,648	13,748,908
Shares redeemed	(9,970,067)	(340,999,291)

Net increase (decrease)	(4,025,218)	$(143,682,072)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	966,375	$36,660,821
Shares redeemed	(763,738)	(28,927,941)

Net increase (decrease)	202,637	$7,732,880

Year ended December 31, 2013:
Shares sold	1,951,754	$65,513,671
Shares issued to shareholders in reinvestment of dividends and distributions	127,493	4,317,687
Shares redeemed	(1,499,799)	(50,054,182)

Net increase (decrease)	579,448	$19,777,176

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	3,605,584	$50,929,171
Shares redeemed	(4,079,639)	(56,950,687)

Net increase (decrease)	(474,055)	$(6,021,516)

Year ended December 31, 2013:
Shares sold	5,042,037	$61,029,544
Shares issued to shareholders in reinvestment of dividends and distributions	724,811	9,147,436
Shares redeemed	(7,905,660)	(101,183,764)

Net increase (decrease)	(2,138,812)	$(31,006,784)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,302,451	$18,036,146
Shares redeemed	(1,725,420)	(23,927,404)

Net increase (decrease)	(422,969)	$(5,891,258)

Year ended December 31, 2013:
Shares sold	3,349,045	$41,988,476
Shares issued to shareholders in reinvestment of dividends and distributions	428,962	5,401,164
Shares redeemed	(3,425,776)	(42,528,267)

Net increase (decrease)	352,231	$4,861,373

U.S. Small Cap

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,336,080	$18,103,723
Shares redeemed	(4,239,142)	(57,830,221)

Net increase (decrease)	(2,903,062)	$(39,726,498)

Year ended December 31, 2013:
Shares sold	6,599,516	$81,849,555
Shares issued to shareholders in reinvestment of dividends and distributions	103,698	1,307,542
Shares redeemed	(2,586,996)	(30,057,145)

Net increase (decrease)	4,116,218	$53,099,952

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	1,456,539	$19,434,922
Shares redeemed	(1,429,491)	(19,003,121)

Net increase (decrease)	27,048	$431,801

Year ended December 31, 2013:
Shares sold	3,537,531	$41,852,524
Shares issued to shareholders in reinvestment of dividends and distributions	74,635	916,377
Shares redeemed	(1,937,887)	(22,671,726)

Net increase (decrease)	1,674,279	$20,097,175

M-524	MainStay VP Funds Trust

Unconstrained Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	3,828,362	$40,046,306
Shares issued to shareholders in reinvestment of dividends and distributions	244,992	2,566,278
Shares redeemed	(1,379,562)	(14,429,564)

Net increase (decrease)	2,693,792	$28,183,020

Year ended December 31, 2013:
Shares sold	4,062,835	$42,182,040
Shares issued to shareholders in reinvestment of dividends and distributions	329,361	3,369,806
Shares redeemed	(7,094,821)	(73,998,311)

Net increase (decrease)	(2,702,625)	$(28,446,465)

Service Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	12,989,319	$135,655,725
Shares issued to shareholders in reinvestment of dividends and distributions	710,145	7,422,693
Shares redeemed	(995,678)	(10,393,528)

Net increase (decrease)	12,703,786	$132,684,890

Year ended December 31, 2013:
Shares sold	16,898,857	$176,281,839
Shares issued to shareholders in reinvestment of dividends and distributions	1,057,893	10,800,070
Shares redeemed	(3,384,096)	(35,253,141)

Net increase (decrease)	14,572,654	$151,828,768

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Six-month period ended June 30, 2014:
Shares sold	2,338,449	$24,351,408
Shares redeemed	(4,375,335)	(44,782,279)

Net increase (decrease)	(2,036,886)	$(20,430,871)

Year ended December 31, 2013:
Shares sold	4,769,353	$44,462,988
Shares issued to shareholders in reinvestment of dividends and distributions	663,659	6,427,982
Shares redeemed	(13,112,348)	(122,585,197)

Net increase (decrease)	(7,679,336)	$(71,694,227)

Note 11–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions,entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the MainStay VP Funds Trust as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the FitzSimons action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

M-525

Notes to Financial Statements (Unaudited) (continued)

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios net asset values.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2014, events and transactions subsequent to June 30, 2014, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

M-526	MainStay VP Funds Trust

Board Consideration and Approval of New Subadvisory Agreement

(Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”) requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreements. At its meeting on April 1-3, 2014, the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), manager of the Trust, and NYL Investors LLC (“NYL Investors”) with respect to the MainStay VP Balanced Portfolio, the MainStay VP Bond Portfolio, the MainStay VP Cash Management Portfolio, and the MainStay VP Floating Rate Portfolio (the “Portfolios”). NYL Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments’ Fixed Income Investors Group (“FIIG”), a division of New York Life Investments that historically has provided investment advisory services to the Portfolios, effective May 1, 2014 (the “Reorganization”).

New York Life Investments advised the Board that FIIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Portfolios would occur; (ii) no increase in the investment advisory fees payable by any of the Portfolios would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Portfolios; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from independent legal counsel to the Trust and the Independent Trustees confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Trust and the Independent Trustees. The Board considered its historical experience with FIIG’s capabilities and resources, and its evaluation of FIIG in connection with previous contract review processes, including contract review processes that culminated with approval of management agreements between the Trust, on behalf of the Portfolios, and New York Life Investments between September 2013 and December 2013 (the “Prior Contract Review Processes”).

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYL Investors; (ii) the investment performance of each Portfolio and the historical investment performance of similar portfolios managed by NYL Investors; (iii) the costs of the services to be provided by NYL Investors from its relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit the Portfolios’ investors; and (v) the reasonableness of the Portfolios’ management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by NYL Investors

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that FIIG historically had provided to the Portfolios, and that NYL Investors would provide to the Portfolios. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged FIIG’s historical service to the Portfolio, and took note of the experience of FIIG’s portfolio managers, the number of accounts managed by the portfolio managers and FIIG’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at FIIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of these services as a result of NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of each Portfolio’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for each Portfolio’s investment objectives, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board considered information about each Portfolio’s investment performance that is provided to the Board in connection

M-527

Board Consideration and Approval of New Subadvisory Agreement

(Unaudited) (continued)

with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of each Portfolio as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of NYL Investors’ resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of NYL Investors as subadviser to the Portfolios is likely to benefit each Portfolio’s long-term investment performance.

Costs of the Services to be Provided by NYL Investors

The Board considered the estimated costs of the services and profits to be realized by NYL Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Portfolios will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and NYL Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, FIIG’s historical investments in personnel, systems, equipment and other resources necessary to manage the Portfolios. The Board acknowledged that NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that NYL Investors’ ability to maintain a strong financial position is important in order for NYL Investors to provide high- quality ongoing services to the Portfolios and their shareholders. The Board also considered certain fall-out benefits that may be realized by NYL Investors due to its relationship with the Portfolios.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by NYL Investors due to its relationship with the Portfolios will be fair and reasonable.

Extent to Which Economies of Scale May be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with the Portfolio’s investors. Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that each Portfolio’s fee schedule and expense structure appropriately reflect economies of scale for the benefit of the Portfolio’s investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolios continues to grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and each Portfolio’s total ordinary operating expenses. The Board considered that the fees to be paid to NYL Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Portfolios, and will result in no increase in the Portfolios’ expenses. The Board noted that NY Life Investments will retain half of its management fee under the new Subadvisory Agreement with NYL Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

Based on these considerations, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board and the Independent Trustees unanimously approved the new Subadvisory Agreement with NYL Investors.

M-528	MainStay VP Fund Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylinvestments.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-529

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP Marketfield Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Dimensional Fund Advisors LP

Austin, Texas

DuPont Capital Management Corporation

Wilmington, Delaware

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2014 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

SMRU-1613929	MSVP10-08/14

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 5, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	September 5, 2014

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.